UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II

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(Exact name of registrant as specified in charter)

200 BERKELEY STREET, BOSTON, MA 02116

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(Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE, 200 Berkeley Street, BOSTON, MA 02116

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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 543-9634

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Date of fiscal year end: August 31

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Date of reporting period: August 31, 2022

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ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared the following annual reports to shareholders, including thirty-nine funds, for the period ended August 31, 2022:

• MULTIMANAGER LIFETIME PORTFOLIOS:	• MULTI-INDEX LIFETIME PORTFOLIOS:
Multimanager 2010 Lifetime Portfolio	Multi-Index 2010 Lifetime Portfolio
Multimanager 2015 Lifetime Portfolio	Multi-Index 2015 Lifetime Portfolio
Multimanager 2020 Lifetime Portfolio	Multi-Index 2020 Lifetime Portfolio
Multimanager 2025 Lifetime Portfolio	Multi-Index 2025 Lifetime Portfolio
Multimanager 2030 Lifetime Portfolio	Multi-Index 2030 Lifetime Portfolio
Multimanager 2035 Lifetime Portfolio	Multi-Index 2035 Lifetime Portfolio
Multimanager 2040 Lifetime Portfolio	Multi-Index 2040 Lifetime Portfolio
Multimanager 2045 Lifetime Portfolio	Multi-Index 2045 Lifetime Portfolio
Multimanager 2050 Lifetime Portfolio	Multi-Index 2050 Lifetime Portfolio
Multimanager 2055 Lifetime Portfolio	Multi-Index 2055 Lifetime Portfolio
Multimanager 2060 Lifetime Portfolio	Multi-Index 2060 Lifetime Portfolio
Multimanager 2065 Lifetime Portfolio	Multi-Index 2065 Lifetime Portfolio
• MULTI-INDEX PRESERVATION PORTFOLIOS:	• MULTI-INDEX LIFESTYLE PORTFOLIOS:
Multi-Index Income Preservation Portfolio	Multi-Index Lifestyle Aggressive Portfolio
Multi-Index 2025 Preservation Portfolio	Multi-Index Lifestyle Balanced Portfolio
Multi-Index 2030 Preservation Portfolio	Multi-Index Lifestyle Conservative Portfolio
Multi-Index 2035 Preservation Portfolio	Multi-Index Lifestyle Growth Portfolio
Multi-Index 2040 Preservation Portfolio	Multi-Index Lifestyle Moderate Portfolio
Multi-Index 2045 Preservation Portfolio

Multi-Index 2050 Preservation Portfolio

Multi-Index 2055 Preservation Portfolio

Multi-Index 2060 Preservation Portfolio

Multi-Index 2065 Preservation Portfolio

Annual report
John Hancock
Multimanager Lifetime Portfolios
Target date
August 31, 2022

A message to shareholders
Dear shareholder,
Both stocks and bonds posted negative returns during the 12 months ended August 31, 2022, leaving investors with few places to hide. Persistent inflation and rising interest rates were the primary drivers of the downturn in both asset classes. Inflation—which had already begun to move higher throughout 2021—was exacerbated by Russia’s invasion of Ukraine in February 2022, as well as the sanctions and additional supply chain disruptions that followed. Central banks responded to the price pressures by winding down their stimulative quantitative easing programs and beginning to raise rates aggressively, leading to poor performance and high volatility for nearly all segments of the financial markets.
Bonds suffered historically weak returns, with emerging-market debt and longer-term issues bearing the brunt of the weakness. In the equity market, growth stocks—which had led the way higher throughout the rally in 2021—were notable underperformers in the subsequent downturn. On the other hand, the energy sector and many oil-producing nations generally posted gains behind impressive strength in the related commodities.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
Global Head of Retail,
Manulife Investment Management
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Multimanager Lifetime Portfolios

2	Multimanager Lifetime Portfolios’ strategy at a glance
3	Management’s discussion of portfolio performance
6	Multimanager 2065 Lifetime Portfolio
7	Multimanager 2060 Lifetime Portfolio
8	Multimanager 2055 Lifetime Portfolio
9	Multimanager 2050 Lifetime Portfolio
10	Multimanager 2045 Lifetime Portfolio
11	Multimanager 2040 Lifetime Portfolio
12	Multimanager 2035 Lifetime Portfolio
13	Multimanager 2030 Lifetime Portfolio
14	Multimanager 2025 Lifetime Portfolio
15	Multimanager 2020 Lifetime Portfolio
16	Multimanager 2015 Lifetime Portfolio
17	Multimanager 2010 Lifetime Portfolio
18	Your expenses
23	Portfolios’ investments
38	Financial statements
48	Financial highlights
60	Notes to financial statements
99	Report of independent registered public accounting firm
100	Tax information
101	Evaluation of advisory and subadvisory agreements by the Board of Trustees
108	Statement regarding liquidity risk management
109	Trustees and Officers
112	More information
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	1

Multimanager Lifetime Portfolios’ strategy at a glance
A SIMPLE, STRATEGIC PATH TO HELP YOU REACH YOUR RETIREMENT GOALS

Multimanager Lifetime Portfolios make diversification easy because the asset mix of each portfolio automatically changes over time.
■Portfolios with dates further off initially invest more aggressively in stock funds.
■As a portfolio approaches its target date,1 the allocation will gradually migrate to more conservative fixed-income funds.
■Once the target date is reached, the allocation will continue to become increasingly conservative until it reaches the end of its glide path, investing primarily in fixed-income funds.
JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS—AUTOMATICALLY ADJUST OVER TIME2

The chart below illustrates how the asset allocation mix of John Hancock Multimanager Lifetime Portfolios adjusts over time.
The principal value of each portfolio is not guaranteed and you could lose money at any time, including at or after the target date.
1 Based on an estimated retirement date.
2 Allocations may vary as a result of market activity or cash allocations held during unusual market or economic conditions.
2	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Management’s discussion of portfolio performance
Can you describe the investment conditions during the 12 months ended August 31, 2022?
A broad range of adverse headlines led to pronounced weakness across the global financial markets during this time. Most notably, persistently high inflation prompted the U.S. Federal Reserve (Fed) and many other world central banks to wind down their stimulative quantitative easing programs and begin raising interest rates. The Fed hiked rates by 25 basis points (one-quarter of one percentage point) at its March 2022 meeting, 50 basis points in May, and another 75 basis points in both June and July. In addition, investors continued to anticipate further aggressive tightening before the end of the year. A litany of other events contributed to the financial market downturn, including Russia’s invasion of Ukraine, persistent supply chain disruptions, and—late in the period—fears that Europe was entering the early stages of an energy crisis. Together, these factors raised concerns about a sharp slowdown in economic growth and a potential decline in corporate earnings.
Stocks were hit hard by these developments, with broad-based losses for all major segments of the market except for the energy sector. Faster-growing companies, including the mega-cap U.S. technology stocks that led the major indexes higher in 2020 and 2021, generally underperformed in the subsequent downturn. The value style, while losing ground in absolute terms, outpaced the broader market thanks in part to strength in the energy sector. International equities also lagged, with Europe and China weighing on the performance of the developed and emerging markets, respectively.
Bonds experienced elevated volatility and weak returns, as well. Interest-rate-sensitive issues were pressured by the shift in Fed policy: The yield on the 10-year U.S. Treasury note, which came into the period at 1.30%, rose to 3.15% by the end of August 2022. (Prices and yields move in opposite directions.) Credit-oriented investments also suffered weakness amid worries about the impact of slowing economic growth.
What elements of the portfolios’ positioning helped and hurt results?
Consistent with this challenging investment backdrop, all portfolios posted negative absolute returns in the annual period. They also lagged their respective benchmarks primarily as a result of the collective underperformance of the underlying managers. The majority
MULTIMANAGER 2065-2010 LIFETIME PORTFOLIOS’ CLASS A SHARE RETURNS (%)

For the twelve months ended 8/31/2022
Total returns for the portfolios exclude sales charges and assume all distributions are reinvested. The deduction of a class’ maximum sales charge would reduce the performance shown above.
Past performance does not guarantee future results.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	3

of the shortfall occurred on the equity side. The most pronounced weakness occurred in the developed- and emerging-market international categories, followed by domestic large- and mid-cap growth. Manager performance in fixed income was also a slight detractor.
Asset allocation contributed to performance in John Hancock Multimanager 2010, 2015, and 2020 Lifetime Portfolios. All three benefited from their allocation to a real assets portfolio, which was boosted by its position in energy stocks—one of the few areas of the financial markets to deliver positive returns. An underweight in international equities also contributed, as did an allocation to defensive equities. We’ve long held a position in defensive stocks as a way to provide ballast in volatile markets, and the category indeed outperformed in the difficult environment of the past year. These contributions were offset, to some extent, by the adverse effect of allocation in fixed income. Here, the portfolios were hurt by their allocations to emerging-market bonds and U.S. Treasury Separate Trading of Registered Interest and Principal of Securities (STRIPS). The former category was pressured by risk-off sentiment, while the latter was adversely affected by its above-average interest-rate sensitivity. We added STRIPS to the portfolios in 2020 as a way to offset potential downside risk in stocks, but the category in fact performed poorly from the beginning of 2022 onward as yields rose.
Allocation detracted across all other portfolios. Although the primary drivers of performance were the same as in the three portfolios mentioned above, here the negative effect of positioning in fixed income outweighed the contribution on the equity side. In addition, the longer-dated portfolios had smaller allocations to real assets and as a result gained less of a benefit from the strength in this area.
All portfolios in the series achieved a minor benefit from having a modest allocation to absolute return strategies. These holdings are intended to provide diversification thanks to their lower sensitivity to broader market movements.
How would you describe the portfolios’ positioning at period end?
Our core view over the past year was that the world economy continued to face important challenges that were likely to translate to muted returns for the major asset categories. We therefore steadily moved the portfolios in a more defensive direction, and we sought to diversify into asset classes with lower vulnerability to prevailing trends. Our decision to reduce the portfolios’ weighting in equities represented the most notable shift. We decreased exposure to U.S. large-cap growth stocks, whose multi-year run of outperformance versus value made the latter category more attractive on a relative basis. We also lowered the portfolios’ weightings in small-cap domestic equities as part of our shift away from more volatile asset categories, and in international stocks given the ongoing challenges facing the asset class.
Conversely, we made modest increases in areas that may be better positioned to withstand rising inflation, including the real assets portfolio (in John Hancock Multimanager 2010, 2015, 2020, 2025, 2030, 2035, 2040, and 2045 Lifetime Portfolios) as well as
4	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

short-term U.S. Treasury Inflation-Protected Securities (in John Hancock Multimanager 2010, 2015, 2020, 2025, and 2030 Lifetime Portfolios). We also shifted the equity allocation more toward defensive stocks in anticipation of further market volatility.
We remained cautious at the close of the period, even though a large degree of bad news had already been factored into asset prices. There may be some relief from inflationary pressures eventually, but it will likely take time for central banks’ tightening measures to work. We believe this environment indicates that investors should only expect muted returns from domestic large-cap stocks and rate-sensitive core bonds, the two market segments that are usually most heavily represented in typical asset allocation portfolios. We therefore continue to seek opportunities to diversify outside of these widely held asset classes into areas where we see more attractive risk/return profiles.
MANAGED BY

Nathan W. Thooft, CFA
Robert E. Sykes, CFA
MARKET INDEX TOTAL RETURNS
For the twelve months ended 8/31/2022
U.S. Stocks	S&P 500 Index	-11.23%
	Russell Midcap Index	-14.82%
	Russell 2000 Index	-17.88%
	FTSE NAREIT All Equity REIT Index	-9.75%
International Stocks	MSCI EAFE Index	-19.80%
	MSCI Emerging Markets Index	-21.80%
	MSCI EAFE Small Cap Index	-25.98%
Fixed Income	Bloomberg U.S. Aggregate Bond Index	-11.52%
	ICE Bank of America U.S. High Yield Index	-10.43%
	JPMorgan Global Government Bonds Unhedged Index	-18.67%
Market index total returns are included here as broad measures of market performance.
Notes about risk
The portfolios may be subject to various risks as described in the portfolios’ prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures,which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect portfolio performance. For more information, please refer to the “Principal risks” section of the prospectus.
The views expressed in this report are exclusively those of Nathan W. Thooft, CFA, and Robert E. Sykes, CFA, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the portfolio for the entire period. Portfolio composition is subject to review in accordance with the portfolio’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	5

Multimanager 2065 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2065 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2060+ Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2065 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	90.9
Equity	85.8
U.S. large cap	27.3
International equity	21.2
Large blend	16.3
U.S. mid cap	10.5
Emerging-market equity	7.2
U.S. small cap	1.9
Sector equity	1.4
Fixed income	1.6
High yield bond	0.6
Emerging-market debt	0.5
Intermediate bond	0.5
Alternative and specialty	3.5
Sector equity	2.2
Absolute return	1.3
Unaffiliated investment companies	6.7
Equity	6.7
U.S. Government	2.1
Short-term investments and other	0.3
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-22 (%)
	Class A	Class I1	Class R2[1]	Class R4[1]	Class R5[1]	Class R6[1]	Class 1[1]	Index 1	Index 2
Inception	9-23-20	9-23-20	9-23-20	9-23-20	9-23-20	9-23-20	9-23-20	9-23-20	9-23-20
Average annual total returns
1 year	-22.56	-18.29	-18.36	-18.26	-18.19	-18.20	-18.17	-14.17	-15.13
Since inception	3.06	6.14	5.99	6.12	6.27	6.26	6.24	7.16	7.16
Cumulative returns
Since inception	6.01	12.26	11.95	12.21	12.51	12.50	12.45	14.35	14.35
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1
Gross (%)	5.91	5.61	6.01	5.86	5.56	5.51	5.55
Net (%)	0.99	0.69	1.09	0.84	0.64	0.59	0.63
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	For certain types of investors, as described in the portfolio’s prospectuses.
6	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2060 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2060 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2060+ Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2060 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	90.9
Equity	85.7
U.S. large cap	27.3
International equity	21.1
Large blend	16.3
U.S. mid cap	10.5
Emerging-market equity	7.2
U.S. small cap	1.9
Sector equity	1.4
Fixed income	1.6
Intermediate bond	0.6
Emerging-market debt	0.5
High yield bond	0.5
Alternative and specialty	3.6
Sector equity	2.3
Absolute return	1.3
Unaffiliated investment companies	6.7
Equity	6.7
U.S. Government	2.2
Short-term investments and other	0.2
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-22 (%)
	Class A	Class I1	Class R2[1]	Class R4[1]	Class R5[1]	Class R6[1]	Class 1[1]	Index 1	Index 2
Inception	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16
Average annual total returns
1 year	-22.64	-18.26	-18.65	-18.36	-18.21	-18.21	-18.26	-14.17	-15.13
5 year	5.11	6.52	6.19	6.46	6.58	6.63	6.58	6.92	7.94
Since inception	7.30	8.51	8.21	8.44	8.58	8.62	8.57	8.66	9.88
Cumulative returns
5 year	28.27	37.13	35.00	36.74	37.49	37.82	37.52	39.74	46.49
Since inception	57.29	68.99	66.05	68.31	69.70	70.13	69.56	70.52	83.19
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.39	1.09	1.49	1.34	1.04	0.99	1.03
Net (%)	0.99	0.69	1.09	0.84	0.64	0.59	0.63
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	7

Multimanager 2055 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2055 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2055 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2055 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	90.9
Equity	85.8
U.S. large cap	27.4
International equity	21.0
Large blend	16.3
U.S. mid cap	10.6
Emerging-market equity	7.2
U.S. small cap	1.9
Sector equity	1.4
Fixed income	1.5
Emerging-market debt	0.5
Intermediate bond	0.5
High yield bond	0.5
Alternative and specialty	3.6
Sector equity	2.3
Absolute return	1.3
Unaffiliated investment companies	6.7
Equity	6.7
U.S. Government	2.2
Short-term investments and other	0.2
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-22 (%)
	Class A	Class I1,2	Class R2[2]	Class R4[2]	Class R5[2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14
Average annual total returns
1 year	-22.59	-18.29	-18.61	-18.27	-18.21	-18.17	-18.22	-14.12	-15.13
5 year	5.10	6.50	6.09	6.45	6.56	6.63	6.57	6.86	7.94
Since inception	5.89	6.81	6.54	6.83	6.96	7.01	6.95	7.12	8.24
Cumulative returns
5 year	28.22	37.04	34.36	36.72	37.40	37.86	37.44	39.34	46.49
Since inception	62.08	74.32	70.67	74.58	76.45	77.09	76.31	78.68	94.97
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.34	1.04	1.43	1.28	0.98	0.93	0.97
Net (%)	1.01	0.71	1.10	0.85	0.65	0.60	0.64
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class I shares were first offered on 3-27-15. Returns prior to this date are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
8	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2050 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2050 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2050 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2050 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	90.8
Equity	85.8
U.S. large cap	27.3
International equity	20.9
Large blend	16.4
U.S. mid cap	10.7
Emerging-market equity	7.2
U.S. small cap	1.9
Sector equity	1.4
Fixed income	1.5
High yield bond	0.5
Emerging-market debt	0.5
Intermediate bond	0.5
Alternative and specialty	3.5
Sector equity	2.2
Absolute return	1.3
Unaffiliated investment companies	6.8
Equity	6.8
U.S. Government	2.2
Short-term investments and other	0.2
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-22 (%)
	Class A	Class I1,2	Class R2[2]	Class R4[2]	Class R5[2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	-22.62	-18.31	-18.64	-18.39	-18.19	-18.20	-18.26	-14.08	-15.13
5 year	5.07	6.47	6.05	6.34	6.55	6.60	6.56	6.81	7.94
10-year	7.70	8.63	8.19	8.47	8.69	8.74	8.68	8.86	9.80
Cumulative returns
5 year	28.03	36.81	34.13	35.96	37.33	37.66	37.38	38.99	46.49
10-year	110.00	128.74	119.68	125.49	130.14	131.19	129.84	133.74	154.60
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.31	1.01	1.40	1.25	0.95	0.90	0.94
Net (%)	1.02	0.72	1.11	0.86	0.66	0.61	0.65
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class I shares were first offered on 3-27-15. Returns prior to this date are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	9

Multimanager 2045 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2045 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2045 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2045 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	90.4
Equity	83.5
U.S. large cap	26.7
International equity	20.6
Large blend	16.1
U.S. mid cap	10.2
Emerging-market equity	6.7
U.S. small cap	1.8
Sector equity	1.4
Fixed income	2.8
Intermediate bond	1.3
Emerging-market debt	0.8
High yield bond	0.7
Alternative and specialty	4.1
Sector equity	2.8
Absolute return	1.3
Unaffiliated investment companies	6.6
Equity	6.6
U.S. Government	2.7
Short-term investments and other	0.3
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-22 (%)
	Class A	Class I1,2	Class R2[2]	Class R4[2]	Class R5[2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	-22.48	-18.23	-18.48	-18.35	-18.12	-18.12	-18.14	-13.94	-15.09
5 year	5.13	6.50	6.10	6.37	6.58	6.64	6.60	6.68	7.95
10-year	7.73	8.45	8.22	8.48	8.70	8.75	8.71	8.63	9.80
Cumulative returns
5 year	28.41	37.02	34.48	36.16	37.53	37.91	37.67	38.15	46.56
10-year	110.52	124.96	120.28	125.66	130.32	131.41	130.44	128.90	154.72
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.29	0.99	1.39	1.24	0.94	0.89	0.93
Net (%)	0.99	0.69	1.09	0.84	0.64	0.59	0.63
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class I shares were first offered on 3-27-15. Returns prior to these dates are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
10	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2040 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2040 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2040 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2040 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	89.0
Equity	75.5
U.S. large cap	23.1
International equity	20.3
Large blend	15.2
U.S. mid cap	8.6
Emerging-market equity	5.6
U.S. small cap	1.4
Sector equity	1.3
Fixed income	7.7
Intermediate bond	4.2
Emerging-market debt	1.6
High yield bond	1.4
Multi-sector bond	0.5
Alternative and specialty	5.8
Sector equity	4.3
Absolute return	1.5
Unaffiliated investment companies	5.9
Equity	5.9
U.S. Government	4.8
Short-term investments and other	0.3
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-22 (%)
	Class A	Class I1,2	Class R2[2]	Class R4[2]	Class R5[2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	-22.21	-17.86	-18.21	-17.96	-17.78	-17.72	-17.74	-13.64	-14.84
5 year	4.95	6.36	5.94	6.21	6.44	6.49	6.44	6.47	7.71
10-year	7.64	8.37	8.13	8.39	8.62	8.67	8.62	8.35	9.68
Cumulative returns
5 year	27.33	36.13	33.45	35.16	36.60	36.96	36.60	36.78	45.00
10-year	108.78	123.49	118.41	123.88	128.60	129.68	128.68	123.04	152.01
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.28	0.98	1.38	1.23	0.93	0.88	0.92
Net (%)	0.99	0.69	1.09	0.84	0.64	0.59	0.63
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class I shares were first offered on 3-27-15. Returns prior to these dates are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	11

Multimanager 2035 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2035 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2035 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2035 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	87.8
Equity	66.4
U.S. large cap	20.6
International equity	18.7
Large blend	13.1
U.S. mid cap	7.1
Emerging-market equity	4.7
Sector equity	1.1
U.S. small cap	1.1
Fixed income	14.2
Intermediate bond	8.3
Emerging-market debt	2.4
High yield bond	2.2
Multi-sector bond	1.3
Alternative and specialty	7.2
Sector equity	5.5
Absolute return	1.7
Unaffiliated investment companies	5.3
Equity	5.3
U.S. Government	6.6
Short-term investments and other	0.3
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-22 (%)
	Class A	Class I1,2	Class R2[2]	Class R4[2]	Class R5[2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	-21.53	-17.19	-17.52	-17.22	-17.15	-17.11	-17.14	-13.13	-14.57
5 year	4.56	5.92	5.54	5.80	6.01	6.08	6.02	6.05	7.18
10-year	7.33	8.04	7.82	8.08	8.30	8.35	8.30	7.92	9.29
Cumulative returns
5 year	24.95	33.33	30.94	32.59	33.89	34.31	33.96	34.11	41.45
10-year	102.95	116.74	112.32	117.52	121.92	122.98	122.03	114.34	143.13
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.28	0.98	1.38	1.23	0.93	0.88	0.92
Net (%)	1.00	0.70	1.10	0.85	0.65	0.60	0.64
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class I shares were first offered on 3-27-15. Returns prior to these dates are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
12	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2030 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2030 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2030 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2030 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	86.4
Equity	55.7
International equity	17.9
U.S. large cap	16.0
Large blend	10.8
U.S. mid cap	5.7
Emerging-market equity	3.5
Sector equity	1.1
U.S. small cap	0.7
Fixed income	22.0
Intermediate bond	10.0
Multi-sector bond	3.5
Emerging-market debt	3.3
High yield bond	2.8
Short-term bond	1.3
Bank loan	1.1
Alternative and specialty	8.7
Sector equity	7.0
Absolute return	1.7
Unaffiliated investment companies	4.8
Equity	4.8
U.S. Government	8.5
Short-term investments and other	0.3
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-22 (%)
	Class A	Class I1,2	Class R2[2]	Class R4[2]	Class R5[2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	-20.55	-16.11	-16.40	-16.27	-16.07	-16.03	-16.13	-12.32	-13.91
5 year	4.15	5.54	5.14	5.38	5.61	5.67	5.59	5.46	6.63
10-year	6.87	7.59	7.34	7.61	7.82	7.88	7.82	7.32	8.64
Cumulative returns
5 year	22.56	30.94	28.48	29.97	31.37	31.72	31.26	30.44	37.85
10-year	94.30	107.84	103.04	108.17	112.36	113.48	112.28	102.64	129.10
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.28	0.98	1.37	1.22	0.92	0.87	0.91
Net (%)	0.99	0.69	1.08	0.83	0.63	0.58	0.62
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class I shares were first offered on 3-27-15. Returns prior to these dates are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	13

Multimanager 2025 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2025 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2025 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2025 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	86.8
Equity	44.4
International equity	16.1
U.S. large cap	12.3
Large blend	7.8
U.S. mid cap	4.2
Emerging-market equity	2.2
Sector equity	0.9
U.S. small cap	0.9
Fixed income	32.3
Intermediate bond	14.6
Multi-sector bond	5.3
Emerging-market debt	3.9
High yield bond	3.6
Short-term bond	3.0
Bank loan	1.9
Alternative and specialty	10.1
Sector equity	8.3
Absolute return	1.8
Unaffiliated investment companies	3.5
Equity	3.5
U.S. Government	9.5
Short-term investments and other	0.2
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-22 (%)
	Class A	Class I1,2	Class R2[2]	Class R4[2]	Class R5[2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	-18.99	-14.43	-14.77	-14.56	-14.40	-14.36	-14.40	-11.60	-12.79
5 year	3.71	5.11	4.69	4.94	5.14	5.20	5.14	4.90	5.97
10-year	6.26	6.98	6.75	7.00	7.21	7.27	7.22	6.67	7.88
Cumulative returns
5 year	19.99	28.30	25.74	27.23	28.47	28.87	28.51	27.00	33.64
10-year	83.59	96.43	92.09	96.77	100.69	101.64	100.72	90.80	113.44
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.28	0.98	1.37	1.22	0.92	0.87	0.91
Net (%)	0.98	0.68	1.07	0.82	0.62	0.57	0.61
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class I shares were first offered on 3-27-15. Returns prior to these dates are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
14	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2020 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2020 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2020 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2020 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	87.5
Equity	34.3
International equity	14.0
U.S. large cap	8.0
Large blend	6.2
U.S. mid cap	3.0
Emerging-market equity	1.7
Sector equity	0.8
U.S. small cap	0.6
Fixed income	42.5
Intermediate bond	20.8
Multi-sector bond	5.6
Short-term bond	4.7
Emerging-market debt	4.5
High yield bond	4.2
Bank loan	2.7
Alternative and specialty	10.7
Sector equity	8.8
Absolute return	1.9
Unaffiliated investment companies	2.9
Equity	2.9
U.S. Government	9.4
Short-term investments and other	0.2
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-22 (%)
	Class A	Class I1,2	Class R2[2]	Class R4[2]	Class R5[2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	-17.39	-12.78	-13.13	-12.99	-12.75	-12.73	-12.84	-11.15	-11.66
5 year	3.09	4.50	4.07	4.33	4.54	4.59	4.53	4.19	5.07
10-year	5.45	6.18	5.92	6.17	6.39	6.44	6.39	5.94	6.87
Cumulative returns
5 year	16.46	24.60	22.10	23.60	24.89	25.18	24.81	22.78	28.08
10-year	69.98	82.12	77.76	82.04	85.76	86.73	85.82	78.07	94.38
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.29	0.99	1.39	1.24	0.94	0.89	0.93
Net (%)	0.95	0.65	1.05	0.80	0.60	0.55	0.59
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class I shares were first offered on 3-27-15. Returns prior to these dates are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	15

Multimanager 2015 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2015 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2015 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2015 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	88.3
Equity	29.7
International equity	13.7
U.S. large cap	8.0
Large blend	5.1
U.S. mid cap	2.0
Emerging-market equity	0.9
Fixed income	49.3
Intermediate bond	24.1
Short-term bond	6.5
Multi-sector bond	5.8
Emerging-market debt	4.9
High yield bond	4.4
Bank loan	3.6
Alternative and specialty	9.3
Sector equity	7.5
Absolute return	1.8
Unaffiliated investment companies	2.4
Equity	2.4
U.S. Government	9.1
Short-term investments and other	0.2
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-22 (%)
	Class A	Class I1,2	Class R2[2]	Class R4[2]	Class R5[2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	-16.26	-11.69	-12.03	-11.65	-11.66	-11.49	-11.53	-10.54	-10.77
5 year	2.67	4.01	3.59	4.02	4.06	4.16	4.09	4.02	4.47
10-year	4.74	5.44	5.20	5.54	5.67	5.75	5.69	5.41	5.93
Cumulative returns
5 year	14.09	21.75	19.30	21.79	21.99	22.62	22.20	21.80	24.42
10-year	58.93	69.85	66.03	71.48	73.55	74.85	73.85	69.36	77.91
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.33	1.03	1.43	1.28	0.98	0.93	0.97
Net (%)	0.93	0.63	1.03	0.78	0.58	0.53	0.57
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class I shares were first offered on 3-27-15. Returns prior to these dates are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
16	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2010 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager 2010 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2010 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2010 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	89.0
Equity	23.6
International equity	11.9
U.S. large cap	6.1
Large blend	4.2
U.S. mid cap	1.1
Emerging-market equity	0.3
Fixed income	55.5
Intermediate bond	27.3
Short-term bond	8.1
Multi-sector bond	6.0
Emerging-market debt	5.0
High yield bond	4.7
Bank loan	4.4
Alternative and specialty	9.9
Sector equity	7.5
Absolute return	2.4
Unaffiliated investment companies	1.9
Equity	1.9
U.S. Government	8.9
Short-term investments and other	0.2
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-22 (%)
	Class A	Class I1,2	Class R2[2]	Class R4[2]	Class R5[2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	-15.13	-10.24	-10.59	-10.48	-10.30	-10.22	-10.27	-10.27	-9.89
5 year	2.37	3.73	3.35	3.59	3.77	3.85	3.78	3.63	4.03
10-year	4.22	4.92	4.69	4.95	5.14	5.22	5.15	4.69	5.22
Cumulative returns
5 year	12.40	20.10	17.88	19.27	20.32	20.80	20.37	19.49	21.83
10-year	51.13	61.58	58.13	62.05	65.09	66.29	65.29	58.18	66.31
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I, Class R2, Class R4, Class R5, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.37	1.07	1.47	1.32	1.02	0.97	1.01
Net (%)	0.91	0.61	1.01	0.76	0.56	0.51	0.55
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class I shares were first offered on 3-27-15. Returns prior to these dates are those of Class R1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	17

Your expenses
As a shareholder of a John Hancock Funds II Multimanager Lifetime Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchases or redemptions, and (2) ongoing costs, including management fees, distribution and service (Rule 12b-1) fees, and other portfolio expenses. In addition to the operating expenses which each portfolio bears directly, each portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which each portfolio invests. Because underlying funds have varied operating expenses and transaction costs, and a portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.
These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (March 1, 2022 through August 31, 2022).
Actual expenses:
The first line of each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period ended” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes:
The second line of each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. See the portfolios’ prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2022	Ending value on 8-31-2022	Expenses paid during period ended 8-31-2022[1]	Annualized expense ratio[2]
Multimanager 2065 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$873.80	$1.98	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class I	Actual expenses/actual returns	1,000.00	874.70	0.61	0.13%
	Hypothetical example	1,000.00	1,024.60	0.66	0.13%
Class R2	Actual expenses/actual returns	1,000.00	874.60	1.18	0.25%
	Hypothetical example	1,000.00	1,023.90	1.28	0.25%
Class R4	Actual expenses/actual returns	1,000.00	875.40	0.71	0.15%
	Hypothetical example	1,000.00	1,024.40	0.77	0.15%
Class R5	Actual expenses/actual returns	1,000.00	875.50	0.00	0.00%
	Hypothetical example	1,000.00	1,025.20	0.00	0.00%
Class R6	Actual expenses/actual returns	1,000.00	875.50	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	876.20	0.24	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
18	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

		Account value on 3-1-2022	Ending value on 8-31-2022	Expenses paid during period ended 8-31-2022[1]	Annualized expense ratio[2]
Multimanager 2060 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$873.40	$1.98	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class I	Actual expenses/actual returns	1,000.00	875.10	0.57	0.12%
	Hypothetical example	1,000.00	1,024.60	0.61	0.12%
Class R2	Actual expenses/actual returns	1,000.00	872.70	2.41	0.51%
	Hypothetical example	1,000.00	1,022.60	2.60	0.51%
Class R4	Actual expenses/actual returns	1,000.00	874.30	0.85	0.18%
	Hypothetical example	1,000.00	1,024.30	0.92	0.18%
Class R5	Actual expenses/actual returns	1,000.00	875.70	0.28	0.06%
	Hypothetical example	1,000.00	1,024.90	0.31	0.06%
Class R6	Actual expenses/actual returns	1,000.00	875.20	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	875.10	0.24	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Multimanager 2055 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$873.00	$1.98	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class I	Actual expenses/actual returns	1,000.00	874.80	0.57	0.12%
	Hypothetical example	1,000.00	1,024.60	0.61	0.12%
Class R2	Actual expenses/actual returns	1,000.00	872.90	2.41	0.51%
	Hypothetical example	1,000.00	1,022.60	2.60	0.51%
Class R4	Actual expenses/actual returns	1,000.00	874.80	0.76	0.16%
	Hypothetical example	1,000.00	1,024.40	0.82	0.16%
Class R5	Actual expenses/actual returns	1,000.00	875.70	0.28	0.06%
	Hypothetical example	1,000.00	1,024.90	0.31	0.06%
Class R6	Actual expenses/actual returns	1,000.00	875.70	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	875.60	0.24	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Multimanager 2050 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$873.00	$1.98	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class I	Actual expenses/actual returns	1,000.00	874.70	0.57	0.12%
	Hypothetical example	1,000.00	1,024.60	0.61	0.12%
Class R2	Actual expenses/actual returns	1,000.00	872.90	2.36	0.50%
	Hypothetical example	1,000.00	1,022.70	2.55	0.50%
Class R4	Actual expenses/actual returns	1,000.00	874.50	1.23	0.26%
	Hypothetical example	1,000.00	1,023.90	1.33	0.26%
Class R5	Actual expenses/actual returns	1,000.00	875.60	0.28	0.06%
	Hypothetical example	1,000.00	1,024.90	0.31	0.06%
Class R6	Actual expenses/actual returns	1,000.00	874.90	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	874.70	0.24	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	19

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

		Account value on 3-1-2022	Ending value on 8-31-2022	Expenses paid during period ended 8-31-2022[1]	Annualized expense ratio[2]
Multimanager 2045 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$873.40	$1.98	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class I	Actual expenses/actual returns	1,000.00	874.40	0.57	0.12%
	Hypothetical example	1,000.00	1,024.60	0.61	0.12%
Class R2	Actual expenses/actual returns	1,000.00	873.20	2.41	0.51%
	Hypothetical example	1,000.00	1,022.60	2.60	0.51%
Class R4	Actual expenses/actual returns	1,000.00	873.80	1.23	0.26%
	Hypothetical example	1,000.00	1,023.90	1.33	0.26%
Class R5	Actual expenses/actual returns	1,000.00	874.80	0.33	0.07%
	Hypothetical example	1,000.00	1,024.90	0.36	0.07%
Class R6	Actual expenses/actual returns	1,000.00	875.20	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	874.60	0.24	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Multimanager 2040 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$873.30	$1.98	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class I	Actual expenses/actual returns	1,000.00	875.10	0.52	0.11%
	Hypothetical example	1,000.00	1,024.70	0.56	0.11%
Class R2	Actual expenses/actual returns	1,000.00	872.90	2.36	0.50%
	Hypothetical example	1,000.00	1,022.70	2.55	0.50%
Class R4	Actual expenses/actual returns	1,000.00	874.30	1.28	0.27%
	Hypothetical example	1,000.00	1,023.80	1.38	0.27%
Class R5	Actual expenses/actual returns	1,000.00	875.30	0.28	0.06%
	Hypothetical example	1,000.00	1,024.90	0.31	0.06%
Class R6	Actual expenses/actual returns	1,000.00	875.70	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	875.10	0.24	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Multimanager 2035 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$875.50	$1.99	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class I	Actual expenses/actual returns	1,000.00	876.90	0.57	0.12%
	Hypothetical example	1,000.00	1,024.60	0.61	0.12%
Class R2	Actual expenses/actual returns	1,000.00	875.30	2.41	0.51%
	Hypothetical example	1,000.00	1,022.60	2.60	0.51%
Class R4	Actual expenses/actual returns	1,000.00	877.00	1.04	0.22%
	Hypothetical example	1,000.00	1,024.10	1.12	0.22%
Class R5	Actual expenses/actual returns	1,000.00	877.40	0.33	0.07%
	Hypothetical example	1,000.00	1,024.90	0.36	0.07%
Class R6	Actual expenses/actual returns	1,000.00	877.30	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	877.40	0.24	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
20	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

		Account value on 3-1-2022	Ending value on 8-31-2022	Expenses paid during period ended 8-31-2022[1]	Annualized expense ratio[2]
Multimanager 2030 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$880.90	$1.99	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class I	Actual expenses/actual returns	1,000.00	882.30	0.57	0.12%
	Hypothetical example	1,000.00	1,024.60	0.61	0.12%
Class R2	Actual expenses/actual returns	1,000.00	880.80	2.37	0.50%
	Hypothetical example	1,000.00	1,022.70	2.55	0.50%
Class R4	Actual expenses/actual returns	1,000.00	881.10	1.23	0.26%
	Hypothetical example	1,000.00	1,023.90	1.33	0.26%
Class R5	Actual expenses/actual returns	1,000.00	883.00	0.28	0.06%
	Hypothetical example	1,000.00	1,024.90	0.31	0.06%
Class R6	Actual expenses/actual returns	1,000.00	883.00	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	882.20	0.24	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Multimanager 2025 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$890.40	$2.00	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class I	Actual expenses/actual returns	1,000.00	892.60	0.57	0.12%
	Hypothetical example	1,000.00	1,024.60	0.61	0.12%
Class R2	Actual expenses/actual returns	1,000.00	890.40	2.43	0.51%
	Hypothetical example	1,000.00	1,022.60	2.60	0.51%
Class R4	Actual expenses/actual returns	1,000.00	891.70	1.24	0.26%
	Hypothetical example	1,000.00	1,023.90	1.33	0.26%
Class R5	Actual expenses/actual returns	1,000.00	892.50	0.33	0.07%
	Hypothetical example	1,000.00	1,024.90	0.36	0.07%
Class R6	Actual expenses/actual returns	1,000.00	892.40	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	892.50	0.24	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Multimanager 2020 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$902.40	$2.01	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class I	Actual expenses/actual returns	1,000.00	903.60	0.58	0.12%
	Hypothetical example	1,000.00	1,024.60	0.61	0.12%
Class R2	Actual expenses/actual returns	1,000.00	901.90	2.44	0.51%
	Hypothetical example	1,000.00	1,022.60	2.60	0.51%
Class R4	Actual expenses/actual returns	1,000.00	902.90	1.25	0.26%
	Hypothetical example	1,000.00	1,023.90	1.33	0.26%
Class R5	Actual expenses/actual returns	1,000.00	904.40	0.29	0.06%
	Hypothetical example	1,000.00	1,024.90	0.31	0.06%
Class R6	Actual expenses/actual returns	1,000.00	904.20	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	903.30	0.24	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	21

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

		Account value on 3-1-2022	Ending value on 8-31-2022	Expenses paid during period ended 8-31-2022[1]	Annualized expense ratio[2]
Multimanager 2015 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$910.60	$2.02	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class I	Actual expenses/actual returns	1,000.00	910.60	0.58	0.12%
	Hypothetical example	1,000.00	1,024.60	0.61	0.12%
Class R2	Actual expenses/actual returns	1,000.00	908.90	2.41	0.50%
	Hypothetical example	1,000.00	1,022.70	2.55	0.50%
Class R4	Actual expenses/actual returns	1,000.00	910.70	0.82	0.17%
	Hypothetical example	1,000.00	1,024.30	0.87	0.17%
Class R5	Actual expenses/actual returns	1,000.00	911.50	0.34	0.07%
	Hypothetical example	1,000.00	1,024.90	0.36	0.07%
Class R6	Actual expenses/actual returns	1,000.00	912.80	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	911.60	0.24	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Multimanager 2010 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$919.60	$2.03	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class I	Actual expenses/actual returns	1,000.00	921.90	0.58	0.12%
	Hypothetical example	1,000.00	1,024.60	0.61	0.12%
Class R2	Actual expenses/actual returns	1,000.00	920.60	2.42	0.50%
	Hypothetical example	1,000.00	1,022.70	2.55	0.50%
Class R4	Actual expenses/actual returns	1,000.00	920.70	1.26	0.26%
	Hypothetical example	1,000.00	1,023.90	1.33	0.26%
Class R5	Actual expenses/actual returns	1,000.00	920.70	0.29	0.06%
	Hypothetical example	1,000.00	1,024.90	0.31	0.06%
Class R6	Actual expenses/actual returns	1,000.00	922.00	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	920.80	0.24	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Ratios do not include expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios.
22	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Portfolios’ investments
Subadvisors of Affiliated Underlying Funds
Allspring Global Investments, LLC	(Allspring Investments)
Axiom International Investors LLC	(Axiom)
BCSF Advisors, LP (Bain Capital Credit)	(Bain Capital)
Boston Partners Global Investors, Inc.	(Boston Partners)
Dimensional Fund Advisors LP	(DFA)
Epoch Investment Partners, Inc.	(Epoch)
First Quadrant, LLC	(First Quadrant)
Jennison Associates LLC	(Jennison)
Manulife Investment Management (North America) Limited	(MIM NA)
Manulife Investment Management (US) LLC	(MIM US)
Redwood Investments, LLC	(Redwood)
T. Rowe Price Associates, Inc.	(T. Rowe Price)
Wellington Management Company LLP	(Wellington)
MULTIMANAGER 2065 LIFETIME PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 90.9%
Equity - 85.8%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	43,026	$1,706,416
Capital Appreciation, Class NAV, JHF II (Jennison)	88,561	1,058,307
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	98,110	918,309
Disciplined Value, Class NAV, JHF III (Boston Partners)	63,656	1,380,707
Disciplined Value International, Class NAV, JHIT (Boston Partners)	98,782	1,207,118
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	240,103	2,144,116
Equity Income, Class NAV, JHF II (T. Rowe Price)	93,745	1,867,400
Financial Industries, Class NAV, JHIT II (MIM US) (B)	24,657	408,564
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	18,078	1,115,942
International Dynamic Growth, Class NAV, JHIT (Axiom)	39,679	357,114
International Growth, Class NAV, JHF III (Wellington)	26,708	670,113
International Small Company, Class NAV, JHF II (DFA)	55,670	520,519
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	414,351	3,538,560
Mid Cap Growth, Class NAV, JHIT (Wellington)	104,288	1,428,751
Mid Value, Class NAV, JHF II (T. Rowe Price)	96,806	1,679,591
Small Cap Growth, Class NAV, JHF II (Redwood)	18,224	260,782
Small Cap Value, Class NAV, JHF II (Wellington)	15,066	306,144
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	563,506	4,823,616
Fixed income - 1.6%
Bond, Class NAV, JHSB (MIM US) (B)	10,956	152,071
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	21,077	152,596
High Yield, Class NAV, JHBT (MIM US) (B)	51,592	152,713
Alternative and specialty - 3.5%
Absolute Return Currency, Class NAV, JHF II (First Quadrant) (C)	40,496	384,709
Health Sciences, Class NAV, JHF II (T. Rowe Price)	92,502	439,383
Science & Technology, Class NAV, JHF II (T. Rowe Price)	163,101	225,079

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $31,279,778)		$26,898,620
UNAFFILIATED INVESTMENT COMPANIES - 6.7%
Equity - 6.7%
Fidelity Emerging Markets Index Fund	53,912	535,345
Fidelity International Index Fund	5,092	200,976
Fidelity Mid Cap Index Fund	27,557	729,996
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	23

MULTIMANAGER 2065 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
Fidelity Small Cap Index Fund	22,519	$515,016

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $2,222,631)		$1,981,333
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	274	0
Health care - 0.0%
NMC Health PLC (C)	9	0
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (C)(D)	18	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	37	247
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	1,110	30

TOTAL COMMON STOCKS (Cost $278)		$277
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 2.1%
U.S. Government - 2.1%
U.S. Treasury STRIPS, PO, 3.267%, 08/15/2051	$360,000	139,985
U.S. Treasury STRIPS, PO, 3.332%, 05/15/2050	639,000	254,316
U.S. Treasury STRIPS, PO, 3.353%, 11/15/2048	459,000	190,941
U.S. Treasury STRIPS, PO, 3.559%, 05/15/2047	120,000	49,947

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $780,837)		$635,189
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (C)	181	1
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (C)	91	1
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (C)	45	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (C)	117	75
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (C)	9	1
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (C)	10	1
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (C)	20	6
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (C)	4	1

TOTAL WARRANTS (Cost $106)		$86
SHORT-TERM INVESTMENTS - 0.1%
Short-term funds - 0.1%
John Hancock Collateral Trust, 2.3160% (F)(G)	3,272	32,702
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2409% (F)	87	87
MULTIMANAGER 2065 LIFETIME PORTFOLIO (continued)

Shares or Principal Amount	Value

TOTAL SHORT-TERM INVESTMENTS (Cost $32,765)	$32,789
Total investments (Cost $34,316,395) - 99.8%	$29,548,294
Other assets and liabilities, net - 0.2%	48,307
TOTAL NET ASSETS - 100.0%	$29,596,601
MULTIMANAGER 2060 LIFETIME PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 90.9%
Equity - 85.7%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	276,462	$10,964,486
Capital Appreciation, Class NAV, JHF II (Jennison)	569,046	6,800,098
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	628,874	5,886,256
Disciplined Value, Class NAV, JHF III (Boston Partners)	410,409	8,901,769
Disciplined Value International, Class NAV, JHIT (Boston Partners)	633,182	7,737,482
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	1,542,552	13,774,987
Equity Income, Class NAV, JHF II (T. Rowe Price)	605,353	12,058,625
Financial Industries, Class NAV, JHIT II (MIM US) (B)	159,895	2,649,454
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	116,158	7,170,429
International Dynamic Growth, Class NAV, JHIT (Axiom)	254,966	2,294,691
International Growth, Class NAV, JHF III (Wellington)	171,197	4,295,344
International Small Company, Class NAV, JHF II (DFA)	356,841	3,336,464
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	2,655,944	22,681,759
Mid Cap Growth, Class NAV, JHIT (Wellington)	673,403	9,225,622
Mid Value, Class NAV, JHF II (T. Rowe Price)	624,274	10,831,155
Small Cap Growth, Class NAV, JHF II (Redwood)	117,096	1,675,641
Small Cap Value, Class NAV, JHF II (Wellington)	96,807	1,967,114
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	3,620,781	30,993,882
Fixed income - 1.6%
Bond, Class NAV, JHSB (MIM US) (B)	72,878	1,011,546
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	139,510	1,010,055
High Yield, Class NAV, JHBT (MIM US) (B)	339,557	1,005,088
Alternative and specialty - 3.6%
Absolute Return Currency, Class NAV, JHF II (First Quadrant) (C)	265,374	2,521,057
24	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIMANAGER 2060 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Alternative and specialty - (continued)
Health Sciences, Class NAV, JHF II (T. Rowe Price)	594,365	$2,823,234
Science & Technology, Class NAV, JHF II (T. Rowe Price)	1,052,018	1,451,784

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $194,636,016)		$173,068,022
UNAFFILIATED INVESTMENT COMPANIES - 6.7%
Equity - 6.7%
Fidelity Emerging Markets Index Fund	347,947	3,455,117
Fidelity International Index Fund	32,656	1,288,946
Fidelity Mid Cap Index Fund	177,698	4,707,226
Fidelity Small Cap Index Fund	144,894	3,313,726

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $14,143,886)		$12,765,015
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	2,235	0
Energy - 0.0%
Sakari Resources, Ltd. (C)(D)(H)	4,248	3,617
Health care - 0.0%
NMC Health PLC (C)	70	0
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (C)(D)	143	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	298	2,005
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	9,053	248

TOTAL COMMON STOCKS (Cost $4,064)		$5,870
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 2.2%
U.S. Government - 2.2%
U.S. Treasury STRIPS, PO, 3.267%, 08/15/2051	$2,374,000	923,125
U.S. Treasury STRIPS, PO, 3.332%, 05/15/2050	4,212,000	1,676,337
U.S. Treasury STRIPS, PO, 3.353%, 11/15/2048	3,031,600	1,261,123
U.S. Treasury STRIPS, PO, 3.559%, 05/15/2047	804,500	334,856

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $5,358,406)		$4,195,441
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (C)	1,479	9
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (C)	739	5
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (C)	370	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (C)	951	613
Magellan Financial Group, Ltd. (Expiration Date: 4-16-27; Strike Price: AUD 35.00) (C)	1	1
MULTIMANAGER 2060 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value

Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (C)	74	$7
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (C)	81	10
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (C)	162	48
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (C)	34	4

TOTAL WARRANTS (Cost $863)		$697
SHORT-TERM INVESTMENTS - 0.1%
Short-term funds - 0.1%
John Hancock Collateral Trust, 2.3160% (F)(G)	30,981	309,606

TOTAL SHORT-TERM INVESTMENTS (Cost $309,615)		$309,606
Total investments (Cost $214,452,850) - 99.9%		$190,344,651
Other assets and liabilities, net - 0.1%		136,429
TOTAL NET ASSETS - 100.0%		$190,481,080
MULTIMANAGER 2055 LIFETIME PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 90.9%
Equity - 85.8%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	452,012	$17,926,787
Capital Appreciation, Class NAV, JHF II (Jennison)	930,382	11,118,069
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	1,029,052	9,631,927
Disciplined Value, Class NAV, JHF III (Boston Partners)	673,374	14,605,492
Disciplined Value International, Class NAV, JHIT (Boston Partners)	1,032,542	12,617,669
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	2,500,446	22,328,982
Equity Income, Class NAV, JHF II (T. Rowe Price)	995,478	19,829,926
Financial Industries, Class NAV, JHIT II (MIM US) (B)	264,252	4,378,656
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	189,917	11,723,555
International Dynamic Growth, Class NAV, JHIT (Axiom)	416,853	3,751,673
International Growth, Class NAV, JHF III (Wellington)	278,580	6,989,575
International Small Company, Class NAV, JHF II (DFA)	582,009	5,441,784
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	4,316,631	36,864,026
Mid Cap Growth, Class NAV, JHIT (Wellington)	1,113,153	15,250,191
Mid Value, Class NAV, JHF II (T. Rowe Price)	1,020,601	17,707,429
Small Cap Growth, Class NAV, JHF II (Redwood)	191,450	2,739,650
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	25

MULTIMANAGER 2055 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
Small Cap Value, Class NAV, JHF II (Wellington)	159,297	$3,236,913
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	5,929,393	50,755,603
Fixed income - 1.5%
Bond, Class NAV, JHSB (MIM US) (B)	114,041	1,582,884
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	218,656	1,583,066
High Yield, Class NAV, JHBT (MIM US) (B)	533,855	1,580,212
Alternative and specialty - 3.6%
Absolute Return Currency, Class NAV, JHF II (First Quadrant) (C)	431,360	4,097,923
Health Sciences, Class NAV, JHF II (T. Rowe Price)	971,779	4,615,949
Science & Technology, Class NAV, JHF II (T. Rowe Price)	1,720,422	2,374,182

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $313,779,696)		$282,732,123
UNAFFILIATED INVESTMENT COMPANIES - 6.7%
Equity - 6.7%
Fidelity Emerging Markets Index Fund	564,190	5,602,403
Fidelity International Index Fund	53,305	2,103,929
Fidelity Mid Cap Index Fund	293,276	7,768,893
Fidelity Small Cap Index Fund	239,180	5,470,047

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $23,120,733)		$20,945,272
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	3,720	0
Energy - 0.0%
Sakari Resources, Ltd. (C)(D)(H)	12,063	10,272
Health care - 0.0%
NMC Health PLC (C)	117	0
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (C)(D)	239	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	496	3,337
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	15,065	412

TOTAL COMMON STOCKS (Cost $8,887)		$14,021
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 2.2%
U.S. Government - 2.2%
U.S. Treasury STRIPS, PO, 3.267%, 08/15/2051	$3,899,000	1,516,118
U.S. Treasury STRIPS, PO, 3.332%, 05/15/2050	6,918,000	2,753,299
U.S. Treasury STRIPS, PO, 3.353%, 11/15/2048	4,978,700	2,071,102
U.S. Treasury STRIPS, PO, 3.559%, 05/15/2047	1,326,500	552,127
MULTIMANAGER 2055 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $8,851,455)		$6,892,646
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (C)	2,461	$15
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (C)	1,231	8
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (C)	615	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (C)	1,583	1,020
Magellan Financial Group, Ltd. (Expiration Date: 4-16-27; Strike Price: AUD 35.00) (C)	2	1
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (C)	123	12
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (C)	135	17
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (C)	270	81
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (C)	56	7

TOTAL WARRANTS (Cost $1,435)		$1,161
SHORT-TERM INVESTMENTS - 0.1%
Short-term funds - 0.1%
John Hancock Collateral Trust, 2.3160% (F)(G)	45,474	454,442

TOTAL SHORT-TERM INVESTMENTS (Cost $454,455)		$454,442
Total investments (Cost $346,216,661) - 99.9%		$311,039,665
Other assets and liabilities, net - 0.1%		230,747
TOTAL NET ASSETS - 100.0%		$311,270,412
MULTIMANAGER 2050 LIFETIME PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 90.8%
Equity - 85.8%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	718,505	$28,495,900
Capital Appreciation, Class NAV, JHF II (Jennison)	1,487,886	17,780,240
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	1,654,979	15,490,607
Disciplined Value, Class NAV, JHF III (Boston Partners)	1,083,411	23,499,193
Disciplined Value International, Class NAV, JHIT (Boston Partners)	1,639,530	20,035,057
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	3,992,705	35,654,853
Equity Income, Class NAV, JHF II (T. Rowe Price)	1,601,659	31,905,052
Financial Industries, Class NAV, JHIT II (MIM US) (B)	421,229	6,979,760
26	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIMANAGER 2050 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	305,443	$18,854,999
International Dynamic Growth, Class NAV, JHIT (Axiom)	661,463	5,953,171
International Growth, Class NAV, JHF III (Wellington)	444,142	11,143,535
International Small Company, Class NAV, JHF II (DFA)	924,192	8,641,199
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	6,869,477	58,665,333
Mid Cap Growth, Class NAV, JHIT (Wellington)	1,787,448	24,488,036
Mid Value, Class NAV, JHF II (T. Rowe Price)	1,650,472	28,635,692
Small Cap Growth, Class NAV, JHF II (Redwood)	305,306	4,368,924
Small Cap Value, Class NAV, JHF II (Wellington)	255,743	5,196,689
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	9,535,983	81,628,017
Fixed income - 1.5%
Bond, Class NAV, JHSB (MIM US) (B)	179,762	2,495,098
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	345,733	2,503,108
High Yield, Class NAV, JHBT (MIM US) (B)	845,645	2,503,108
Alternative and specialty - 3.5%
Absolute Return Currency, Class NAV, JHF II (First Quadrant) (C)	684,124	6,499,182
Health Sciences, Class NAV, JHF II (T. Rowe Price)	1,550,913	7,366,836
Science & Technology, Class NAV, JHF II (T. Rowe Price)	2,745,757	3,789,145

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $496,513,549)		$452,572,734
UNAFFILIATED INVESTMENT COMPANIES - 6.8%
Equity - 6.8%
Fidelity Emerging Markets Index Fund	899,349	8,930,533
Fidelity International Index Fund	84,716	3,343,751
Fidelity Mid Cap Index Fund	471,730	12,496,125
Fidelity Small Cap Index Fund	384,137	8,785,209

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $37,064,184)		$33,555,618
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	6,187	0
Energy - 0.0%
Sakari Resources, Ltd. (C)(D)(H)	24,454	20,824
Health care - 0.0%
NMC Health PLC (C)	194	0
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (C)(D)	397	0
MULTIMANAGER 2050 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	825	$5,550
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	25,059	686

TOTAL COMMON STOCKS (Cost $16,648)		$27,060
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 2.2%
U.S. Government - 2.2%
U.S. Treasury STRIPS, PO, 3.267%, 08/15/2051	$6,254,000	2,431,855
U.S. Treasury STRIPS, PO, 3.332%, 05/15/2050	11,104,000	4,419,288
U.S. Treasury STRIPS, PO, 3.353%, 11/15/2048	7,991,000	3,324,196
U.S. Treasury STRIPS, PO, 3.559%, 05/15/2047	2,132,400	887,565

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $14,318,596)		$11,062,904
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (C)	4,094	26
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (C)	2,047	13
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (C)	1,023	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (C)	2,633	1,697
Magellan Financial Group, Ltd. (Expiration Date: 4-16-27; Strike Price: AUD 35.00) (C)	3	2
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (C)	204	20
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (C)	225	28
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (C)	449	134
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (C)	93	12

TOTAL WARRANTS (Cost $2,388)		$1,932
SHORT-TERM INVESTMENTS - 0.1%
Short-term funds - 0.1%
John Hancock Collateral Trust, 2.3160% (F)(G)	66,529	664,851

TOTAL SHORT-TERM INVESTMENTS (Cost $664,870)		$664,851
Total investments (Cost $548,580,235) - 99.9%		$497,885,099
Other assets and liabilities, net - 0.1%		374,426
TOTAL NET ASSETS - 100.0%		$498,259,525
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	27

MULTIMANAGER 2045 LIFETIME PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 90.4%
Equity - 83.5%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	1,147,766	$45,520,419
Capital Appreciation, Class NAV, JHF II (Jennison)	2,373,419	28,362,359
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	2,722,056	25,478,443
Disciplined Value, Class NAV, JHF III (Boston Partners)	1,725,430	37,424,576
Disciplined Value International, Class NAV, JHIT (Boston Partners)	2,646,744	32,343,210
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	6,125,513	54,700,829
Equity Income, Class NAV, JHF II (T. Rowe Price)	2,550,564	50,807,225
Financial Industries, Class NAV, JHIT II (MIM US) (B)	670,049	11,102,714
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	481,485	29,722,080
International Dynamic Growth, Class NAV, JHIT (Axiom)	1,065,239	9,587,153
International Growth, Class NAV, JHF III (Wellington)	715,314	17,947,222
International Small Company, Class NAV, JHF II (DFA)	1,510,231	14,120,660
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	10,911,406	93,183,409
Mid Cap Growth, Class NAV, JHIT (Wellington)	2,768,470	37,928,038
Mid Value, Class NAV, JHF II (T. Rowe Price)	2,569,554	44,581,754
Small Cap Growth, Class NAV, JHF II (Redwood)	468,621	6,705,971
Small Cap Value, Class NAV, JHF II (Wellington)	389,721	7,919,138
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	15,237,120	130,429,743
Fixed income - 2.8%
Bond, Class NAV, JHSB (MIM US) (B)	728,426	10,110,557
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	943,727	6,832,584
High Yield, Class NAV, JHBT (MIM US) (B)	1,886,054	5,582,721
Alternative and specialty - 4.1%
Absolute Return Currency, Class NAV, JHF II (First Quadrant) (C)	1,109,848	10,543,559
Diversified Real Assets, Class NAV, JHIT (MIM NA/Wellington) (B)	459,100	5,339,331
Health Sciences, Class NAV, JHF II (T. Rowe Price)	2,435,470	11,568,480
Science & Technology, Class NAV, JHF II (T. Rowe Price)	4,311,331	5,949,637

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $753,186,901)		$733,791,812
UNAFFILIATED INVESTMENT COMPANIES - 6.6%
Equity - 6.6%
Fidelity Emerging Markets Index Fund	1,381,777	13,721,050
Fidelity International Index Fund	137,010	5,407,769
MULTIMANAGER 2045 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
Fidelity Mid Cap Index Fund	760,972	$20,158,150
Fidelity Small Cap Index Fund	620,223	14,184,494

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $58,037,519)		$53,471,463
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	10,035	0
Energy - 0.0%
Sakari Resources, Ltd. (C)(D)(H)	45,339	38,608
Health care - 0.0%
NMC Health PLC (C)	315	1
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (C)(D)	644	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	1,338	9,001
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	40,641	1,111

TOTAL COMMON STOCKS (Cost $29,417)		$48,721
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 2.7%
U.S. Government - 2.7%
U.S. Treasury STRIPS, PO, 3.267%, 08/15/2051	$12,385,000	4,815,881
U.S. Treasury STRIPS, PO, 3.332%, 05/15/2050	21,967,000	8,742,661
U.S. Treasury STRIPS, PO, 3.353%, 11/15/2048	15,807,500	6,575,801
U.S. Treasury STRIPS, PO, 3.559%, 05/15/2047	4,218,000	1,755,650

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $28,059,750)		$21,889,993
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (C)	6,639	42
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (C)	3,320	22
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (C)	1,660	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (C)	4,270	2,752
Magellan Financial Group, Ltd. (Expiration Date: 4-16-27; Strike Price: AUD 35.00) (C)	6	3
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (C)	331	33
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (C)	365	46
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (C)	728	217
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (C)	152	20

TOTAL WARRANTS (Cost $3,872)		$3,135
28	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIMANAGER 2045 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value

SHORT-TERM INVESTMENTS - 0.2%
Short-term funds - 0.2%
John Hancock Collateral Trust, 2.3160% (F)(G)	169,500	$1,693,884

TOTAL SHORT-TERM INVESTMENTS (Cost $1,693,934)		$1,693,884
Total investments (Cost $841,011,393) - 99.9%		$810,899,008
Other assets and liabilities, net - 0.1%		608,117
TOTAL NET ASSETS - 100.0%		$811,507,125
MULTIMANAGER 2040 LIFETIME PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 89.0%
Equity - 75.5%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	1,104,690	$43,811,989
Capital Appreciation, Class NAV, JHF II (Jennison)	2,239,378	26,760,572
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	2,338,708	21,890,310
Disciplined Value, Class NAV, JHF III (Boston Partners)	1,646,553	35,713,744
Disciplined Value International, Class NAV, JHIT (Boston Partners)	2,608,121	31,871,236
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	5,434,649	48,531,416
Equity Income, Class NAV, JHF II (T. Rowe Price)	2,425,655	48,319,057
Financial Industries, Class NAV, JHIT II (MIM US) (B)	701,889	11,630,293
Fundamental Global Franchise, Class NAV, JHF II (MIM US) (B)	410,508	4,261,069
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	383,393	23,666,839
Global Equity, Class NAV, JHF II (MIM US) (B)	388,943	4,243,368
International Dynamic Growth, Class NAV, JHIT (Axiom)	1,048,336	9,435,023
International Growth, Class NAV, JHF III (Wellington)	703,661	17,654,844
International Small Company, Class NAV, JHF II (DFA)	1,609,140	15,045,459
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	11,012,936	94,050,472
Mid Cap Growth, Class NAV, JHIT (Wellington)	2,504,508	34,311,764
Mid Value, Class NAV, JHF II (T. Rowe Price)	2,324,194	40,324,761
Small Cap Growth, Class NAV, JHF II (Redwood)	390,592	5,589,376
Small Cap Value, Class NAV, JHF II (Wellington)	327,445	6,653,687
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	15,436,373	132,135,358
Fixed income - 7.7%
Bond, Class NAV, JHSB (MIM US) (B)	1,626,436	22,574,931
MULTIMANAGER 2040 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Fixed income - (continued)
Core Bond, Class NAV, JHF II (Allspring Investments)	1,218,334	$13,803,729
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	1,859,298	13,461,315
High Yield, Class NAV, JHBT (MIM US) (B)	4,078,620	12,072,716
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	442,725	4,356,413
Alternative and specialty - 5.8%
Absolute Return Currency, Class NAV, JHF II (First Quadrant) (C)	1,393,816	13,241,255
Diversified Real Assets, Class NAV, JHIT (MIM NA/Wellington) (B)	1,628,821	18,943,186
Health Sciences, Class NAV, JHF II (T. Rowe Price)	2,566,396	12,190,380
Science & Technology, Class NAV, JHF II (T. Rowe Price)	4,512,849	6,227,732

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $787,986,845)		$772,772,294
UNAFFILIATED INVESTMENT COMPANIES - 5.9%
Equity - 5.9%
Fidelity Emerging Markets Index Fund	1,062,356	10,549,191
Fidelity International Index Fund	165,199	6,520,408
Fidelity Mid Cap Index Fund	764,155	20,242,472
Fidelity Small Cap Index Fund	628,345	14,370,255

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $55,628,341)		$51,682,326
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	10,247	0
Energy - 0.0%
Sakari Resources, Ltd. (C)(D)(H)	49,809	42,415
Health care - 0.0%
NMC Health PLC (C)	321	1
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (C)(D)	658	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	1,366	9,191
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	41,499	1,137

TOTAL COMMON STOCKS (Cost $31,531)		$52,744
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 4.8%
U.S. Government - 4.8%
U.S. Treasury STRIPS, PO, 3.267%, 08/15/2051	$23,696,000	9,214,140
U.S. Treasury STRIPS, PO, 3.332%, 05/15/2050	42,076,000	16,745,855
U.S. Treasury STRIPS, PO, 3.353%, 11/15/2048	30,278,600	12,595,670
U.S. Treasury STRIPS, PO, 3.559%, 05/15/2047	8,092,900	3,368,492

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $54,541,850)		$41,924,157
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	29

MULTIMANAGER 2040 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value

WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (C)	6,779	$43
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (C)	3,390	22
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (C)	1,695	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (C)	4,360	2,810
Magellan Financial Group, Ltd. (Expiration Date: 4-16-27; Strike Price: AUD 35.00) (C)	6	3
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (C)	338	33
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (C)	373	47
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (C)	744	222
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (C)	155	20

TOTAL WARRANTS (Cost $3,953)		$3,200
SHORT-TERM INVESTMENTS - 0.2%
Short-term funds - 0.2%
John Hancock Collateral Trust, 2.3160% (F)(G)	161,428	1,613,217

TOTAL SHORT-TERM INVESTMENTS (Cost $1,613,265)		$1,613,217
Total investments (Cost $899,805,785) - 99.9%		$868,047,938
Other assets and liabilities, net - 0.1%		622,525
TOTAL NET ASSETS - 100.0%		$868,670,463
MULTIMANAGER 2035 LIFETIME PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 87.8%
Equity - 66.4%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	1,118,024	$44,340,820
Capital Appreciation, Class NAV, JHF II (Jennison)	2,239,746	26,764,960
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	3,656,886	34,228,455
Disciplined Value, Class NAV, JHF III (Boston Partners)	1,680,284	36,445,360
Disciplined Value International, Class NAV, JHIT (Boston Partners)	2,794,800	34,152,458
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	5,422,285	48,421,003
Equity Income, Class NAV, JHF II (T. Rowe Price)	2,487,816	49,557,293
Financial Industries, Class NAV, JHIT II (MIM US) (B)	697,295	11,554,181
Fundamental Global Franchise, Class NAV, JHF II (MIM US) (B)	611,573	6,348,126
MULTIMANAGER 2035 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	337,237	$20,817,625
Global Equity, Class NAV, JHF II (MIM US) (B)	698,627	7,622,023
International Dynamic Growth, Class NAV, JHIT (Axiom)	1,123,368	10,110,316
International Growth, Class NAV, JHF III (Wellington)	754,046	18,919,020
International Small Company, Class NAV, JHF II (DFA)	1,754,764	16,407,047
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	11,628,650	99,308,669
Mid Cap Growth, Class NAV, JHIT (Wellington)	2,425,812	33,233,622
Mid Value, Class NAV, JHF II (T. Rowe Price)	2,288,370	39,703,216
Small Cap Growth, Class NAV, JHF II (Redwood)	346,887	4,963,956
Small Cap Value, Class NAV, JHF II (Wellington)	290,120	5,895,236
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	15,699,247	134,385,557
Fixed income - 14.2%
Bond, Class NAV, JHSB (MIM US) (B)	3,536,498	49,086,592
Core Bond, Class NAV, JHF II (Allspring Investments)	3,219,743	36,479,687
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	3,438,648	24,895,812
High Yield, Class NAV, JHBT (MIM US) (B)	7,834,485	23,190,077
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	1,328,814	13,075,531
Alternative and specialty - 7.2%
Absolute Return Currency, Class NAV, JHF II (First Quadrant) (C)	1,806,660	17,163,272
Diversified Real Assets, Class NAV, JHIT (MIM NA/Wellington) (B)	3,295,288	38,324,197
Health Sciences, Class NAV, JHF II (T. Rowe Price)	2,570,914	12,211,843
Science & Technology, Class NAV, JHF II (T. Rowe Price)	4,506,455	6,218,908

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $916,298,605)		$903,824,862
UNAFFILIATED INVESTMENT COMPANIES - 5.3%
Equity - 5.3%
Fidelity Emerging Markets Index Fund	756,343	7,510,490
Fidelity International Index Fund	268,285	10,589,226
Fidelity Mid Cap Index Fund	800,195	21,197,166
Fidelity Small Cap Index Fund	677,742	15,499,965

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $58,639,639)		$54,796,847
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	10,773	0
Energy - 0.0%
Sakari Resources, Ltd. (C)(D)(H)	52,909	45,055
30	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIMANAGER 2035 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Health care - 0.0%
NMC Health PLC (C)	338	$1
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (C)(D)	691	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	1,436	9,663
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	43,631	1,195

TOTAL COMMON STOCKS (Cost $33,383)		$55,914
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 6.6%
U.S. Government - 6.6%
U.S. Treasury STRIPS, PO, 3.267%, 08/15/2051	$38,635,000	15,023,139
U.S. Treasury STRIPS, PO, 3.332%, 05/15/2050	68,633,000	27,315,294
U.S. Treasury STRIPS, PO, 3.353%, 11/15/2048	49,388,400	20,545,203
U.S. Treasury STRIPS, PO, 3.559%, 05/15/2047	13,207,100	5,497,166

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $89,564,567)		$68,380,802
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (C)	7,128	45
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (C)	3,564	23
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (C)	1,782	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (C)	4,584	2,954
Magellan Financial Group, Ltd. (Expiration Date: 4-16-27; Strike Price: AUD 35.00) (C)	6	3
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (C)	355	35
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (C)	392	49
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (C)	782	233
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (C)	163	21

TOTAL WARRANTS (Cost $4,154)		$3,363
SHORT-TERM INVESTMENTS - 0.2%
Short-term funds - 0.2%
John Hancock Collateral Trust, 2.3160% (F)(G)	164,624	1,645,153

TOTAL SHORT-TERM INVESTMENTS (Cost $1,645,201)		$1,645,153
Total investments (Cost $1,066,185,549) - 99.9%		$1,028,706,941
Other assets and liabilities, net - 0.1%		649,267
TOTAL NET ASSETS - 100.0%		$1,029,356,208
MULTIMANAGER 2030 LIFETIME PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 86.4%
Equity - 55.7%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	959,780	$38,064,867
Capital Appreciation, Class NAV, JHF II (Jennison)	1,794,298	21,441,860
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	4,931,922	46,162,793
Disciplined Value, Class NAV, JHF III (Boston Partners)	1,410,724	30,598,593
Disciplined Value International, Class NAV, JHIT (Boston Partners)	2,600,032	31,772,391
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	4,681,918	41,809,529
Equity Income, Class NAV, JHF II (T. Rowe Price)	2,070,762	41,249,585
Financial Industries, Class NAV, JHIT II (MIM US) (B)	755,617	12,520,576
Fundamental Global Franchise, Class NAV, JHF II (MIM US) (B)	1,400,874	14,541,074
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	195,376	12,060,573
Global Equity, Class NAV, JHF II (MIM US) (B)	1,799,391	19,631,351
International Dynamic Growth, Class NAV, JHIT (Axiom)	1,045,320	9,407,882
International Growth, Class NAV, JHF III (Wellington)	696,681	17,479,725
International Small Company, Class NAV, JHF II (DFA)	1,876,047	17,541,043
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	11,738,013	100,242,631
Mid Cap Growth, Class NAV, JHIT (Wellington)	2,235,072	30,620,487
Mid Value, Class NAV, JHF II (T. Rowe Price)	2,100,121	36,437,094
Small Cap Growth, Class NAV, JHF II (Redwood)	273,507	3,913,880
Small Cap Value, Class NAV, JHF II (Wellington)	227,648	4,625,816
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	14,828,008	126,927,744
Fixed income - 22.0%
Bond, Class NAV, JHSB (MIM US) (B)	4,436,862	61,583,647
Core Bond, Class NAV, JHF II (Allspring Investments)	4,946,242	56,040,923
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	5,302,131	38,387,430
Floating Rate Income, Class NAV, JHF II (Bain Capital)	1,695,135	13,137,299
High Yield, Class NAV, JHBT (MIM US) (B)	11,313,417	33,487,713
Short Duration Bond, Class NAV, JHBT (MIM US) (B)	1,627,678	15,186,236
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	4,223,940	41,563,568
Alternative and specialty - 8.7%
Absolute Return Currency, Class NAV, JHF II (First Quadrant) (C)	2,182,738	20,736,012
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	31

MULTIMANAGER 2030 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Alternative and specialty - (continued)
Diversified Real Assets, Class NAV, JHIT (MIM NA/Wellington) (B)	5,370,337	$62,457,015
Health Sciences, Class NAV, JHF II (T. Rowe Price)	2,787,218	13,239,285
Science & Technology, Class NAV, JHF II (T. Rowe Price)	4,919,962	6,789,548

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $1,035,299,536)		$1,019,658,170
UNAFFILIATED INVESTMENT COMPANIES - 4.8%
Equity - 4.8%
Fidelity Emerging Markets Index Fund	530,314	5,266,019
Fidelity International Index Fund	379,566	14,981,479
Fidelity Mid Cap Index Fund	783,565	20,756,649
Fidelity Small Cap Index Fund	700,485	16,020,101

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $60,601,989)		$57,024,248
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	10,893	0
Energy - 0.0%
Sakari Resources, Ltd. (C)(D)(H)	59,458	50,632
Health care - 0.0%
NMC Health PLC (C)	342	1
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (C)(D)	699	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	1,452	9,771
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	44,116	1,208

TOTAL COMMON STOCKS (Cost $36,289)		$61,612
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 8.5%
U.S. Government - 8.5%
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	$1,852,330	1,823,966
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	4,432,949	4,336,757
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	2,361,534	2,303,079
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2027	1,956,385	1,898,572
U.S. Treasury STRIPS, PO, 3.267%, 08/15/2051	50,957,000	19,814,522
U.S. Treasury STRIPS, PO, 3.332%, 05/15/2050	90,603,000	36,059,149
U.S. Treasury STRIPS, PO, 3.353%, 11/15/2048	65,200,900	27,123,085
U.S. Treasury STRIPS, PO, 3.559%, 05/15/2047	17,484,400	7,277,499

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $131,058,002)		$100,636,629
MULTIMANAGER 2030 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value

WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (C)	7,207	$45
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (C)	3,603	24
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (C)	1,802	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (C)	4,635	2,987
Magellan Financial Group, Ltd. (Expiration Date: 4-16-27; Strike Price: AUD 35.00) (C)	6	3
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (C)	359	35
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (C)	396	50
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (C)	791	236
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (C)	165	21

TOTAL WARRANTS (Cost $4,203)		$3,401
SHORT-TERM INVESTMENTS - 0.2%
Short-term funds - 0.2%
John Hancock Collateral Trust, 2.3160% (F)(G)	207,714	2,075,768

TOTAL SHORT-TERM INVESTMENTS (Cost $2,075,828)		$2,075,768
Total investments (Cost $1,229,075,847) - 99.9%		$1,179,459,828
Other assets and liabilities, net - 0.1%		660,996
TOTAL NET ASSETS - 100.0%		$1,180,120,824
MULTIMANAGER 2025 LIFETIME PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 86.8%
Equity - 44.4%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	504,765	$20,018,970
Capital Appreciation, Class NAV, JHF II (Jennison)	870,934	10,407,659
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	5,231,910	48,970,680
Disciplined Value, Class NAV, JHF III (Boston Partners)	728,000	15,790,325
Disciplined Value International, Class NAV, JHIT (Boston Partners)	1,885,704	23,043,299
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	2,546,068	22,736,387
Equity Income, Class NAV, JHF II (T. Rowe Price)	1,070,070	21,315,801
Financial Industries, Class NAV, JHIT II (MIM US) (B)	570,526	9,453,621
Fundamental Global Franchise, Class NAV, JHF II (MIM US) (B)	1,662,752	17,259,369
32	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIMANAGER 2025 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	138,720	$8,563,157
Global Equity, Class NAV, JHF II (MIM US) (B)	1,725,156	18,821,449
International Dynamic Growth, Class NAV, JHIT (Axiom)	757,382	6,816,437
International Growth, Class NAV, JHF III (Wellington)	505,540	12,683,989
International Small Company, Class NAV, JHF II (DFA)	1,348,725	12,610,580
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	8,502,037	72,607,399
Mid Cap Growth, Class NAV, JHIT (Wellington)	1,440,135	19,729,844
Mid Value, Class NAV, JHF II (T. Rowe Price)	1,366,560	23,709,823
Small Cap Growth, Class NAV, JHF II (Redwood)	288,185	4,123,925
Small Cap Value, Class NAV, JHF II (Wellington)	241,296	4,903,133
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	9,294,394	79,560,016
Fixed income - 32.3%
Bond, Class NAV, JHSB (MIM US) (B)	5,771,568	80,109,370
Core Bond, Class NAV, JHF II (Allspring Investments)	6,127,044	69,419,410
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	5,579,041	40,392,257
Floating Rate Income, Class NAV, JHF II (Bain Capital)	2,516,321	19,501,485
High Yield, Class NAV, JHBT (MIM US) (B)	12,371,120	36,618,514
Short Duration Bond, Class NAV, JHBT (MIM US) (B)	3,259,375	30,409,967
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	5,490,636	54,027,863
Alternative and specialty - 10.1%
Absolute Return Currency, Class NAV, JHF II (First Quadrant) (C)	1,950,835	18,532,929
Diversified Real Assets, Class NAV, JHIT (MIM NA/Wellington) (B)	5,963,190	69,351,895
Health Sciences, Class NAV, JHF II (T. Rowe Price)	2,128,225	10,109,068
Science & Technology, Class NAV, JHF II (T. Rowe Price)	3,663,284	5,055,332

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $902,143,485)		$886,653,953
UNAFFILIATED INVESTMENT COMPANIES - 3.5%
Equity - 3.5%
Fidelity Emerging Markets Index Fund	419,252	4,163,172
Fidelity International Index Fund	227,557	8,981,662
Fidelity Mid Cap Index Fund	565,027	14,967,576
Fidelity Small Cap Index Fund	318,309	7,279,725

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $38,401,489)		$35,392,135
MULTIMANAGER 2025 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value

COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	8,029	$0
Energy - 0.0%
Sakari Resources, Ltd. (C)(D)(H)	43,019	36,633
Health care - 0.0%
NMC Health PLC (C)	252	1
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (C)(D)	515	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	1,071	7,202
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	32,516	891

TOTAL COMMON STOCKS (Cost $26,404)		$44,727
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 9.5%
U.S. Government - 9.5%
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	$4,327,965	4,261,693
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	10,811,763	10,577,156
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	5,759,047	5,616,496
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2027	4,566,297	4,431,359
U.S. Treasury STRIPS, PO, 3.267%, 08/15/2051	40,143,000	15,609,521
U.S. Treasury STRIPS, PO, 3.332%, 05/15/2050	71,616,000	28,502,500
U.S. Treasury STRIPS, PO, 3.353%, 11/15/2048	51,538,100	21,439,463
U.S. Treasury STRIPS, PO, 3.559%, 05/15/2047	13,879,500	5,777,038

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $122,581,535)		$96,215,226
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (C)	5,312	33
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (C)	2,656	17
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (C)	1,328	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (C)	3,416	2,202
Magellan Financial Group, Ltd. (Expiration Date: 4-16-27; Strike Price: AUD 35.00) (C)	4	2
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (C)	265	26
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (C)	292	37
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (C)	583	174
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (C)	121	16
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	33

MULTIMANAGER 2025 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value

TOTAL WARRANTS (Cost $3,098)		$2,507
SHORT-TERM INVESTMENTS - 0.2%
Short-term funds - 0.2%
John Hancock Collateral Trust, 2.3160% (F)(G)	210,745	$2,106,056

TOTAL SHORT-TERM INVESTMENTS (Cost $2,106,118)		$2,106,056
Total investments (Cost $1,065,262,129) - 100.0%		$1,020,414,604
Other assets and liabilities, net - 0.0%		496,014
TOTAL NET ASSETS - 100.0%		$1,020,910,618
MULTIMANAGER 2020 LIFETIME PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 87.5%
Equity - 34.3%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	110,459	$4,380,820
Capital Appreciation, Class NAV, JHF II (Jennison)	142,112	1,698,236
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	2,681,799	25,101,636
Disciplined Value, Class NAV, JHF III (Boston Partners)	145,395	3,153,609
Disciplined Value International, Class NAV, JHIT (Boston Partners)	739,485	9,036,510
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	1,025,885	9,161,157
Equity Income, Class NAV, JHF II (T. Rowe Price)	213,699	4,256,878
Financial Industries, Class NAV, JHIT II (MIM US) (B)	283,547	4,698,368
Fundamental Global Franchise, Class NAV, JHF II (MIM US) (B)	878,404	9,117,834
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	76,663	4,732,416
Global Equity, Class NAV, JHF II (MIM US) (B)	896,899	9,785,166
Global Shareholder Yield, Class NAV, JHF III (Epoch)	447,811	4,688,578
International Dynamic Growth, Class NAV, JHIT (Axiom)	298,482	2,686,340
International Growth, Class NAV, JHF III (Wellington)	199,887	5,015,177
International Small Company, Class NAV, JHF II (DFA)	582,566	5,446,989
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	3,735,761	31,903,400
Mid Cap Growth, Class NAV, JHIT (Wellington)	548,167	7,509,893
Mid Value, Class NAV, JHF II (T. Rowe Price)	519,373	9,011,116
Small Cap Growth, Class NAV, JHF II (Redwood)	108,095	1,546,844
Small Cap Value, Class NAV, JHF II (Wellington)	90,303	1,834,964
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	3,959,776	33,895,682
MULTIMANAGER 2020 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Fixed income - 42.5%
Bond, Class NAV, JHSB (MIM US) (B)	4,236,135	$58,797,554
Core Bond, Class NAV, JHF II (Allspring Investments)	4,896,602	55,478,502
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	3,456,184	25,022,772
Floating Rate Income, Class NAV, JHF II (Bain Capital)	1,935,097	14,997,000
High Yield, Class NAV, JHBT (MIM US) (B)	7,796,864	23,078,716
Short Duration Bond, Class NAV, JHBT (MIM US) (B)	2,768,292	25,828,166
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	3,104,618	30,549,443
Alternative and specialty - 10.7%
Absolute Return Currency, Class NAV, JHF II (First Quadrant) (C)	1,092,907	10,382,613
Diversified Real Assets, Class NAV, JHIT (MIM NA/Wellington) (B)	3,511,622	40,840,168
Health Sciences, Class NAV, JHF II (T. Rowe Price)	1,064,803	5,057,813
Science & Technology, Class NAV, JHF II (T. Rowe Price)	1,853,210	2,557,429

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $495,715,718)		$481,251,789
UNAFFILIATED INVESTMENT COMPANIES - 2.9%
Equity - 2.9%
Fidelity International Index Fund	153,474	6,057,604
Fidelity Mid Cap Index Fund	250,085	6,624,755
Fidelity Small Cap Index Fund	134,746	3,081,642

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $17,107,411)		$15,764,001
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	3,589	0
Energy - 0.0%
Sakari Resources, Ltd. (C)(D)(H)	19,966	17,002
Health care - 0.0%
NMC Health PLC (C)	113	0
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (C)(D)	230	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	479	3,219
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	14,534	398

TOTAL COMMON STOCKS (Cost $12,117)		$20,619
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 9.4%
U.S. Government - 9.4%
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	$3,839,125	3,780,338
34	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIMANAGER 2020 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
U.S. Government - (continued)
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	9,718,661	$9,507,774
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	5,176,061	5,047,941
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2027	4,050,189	3,930,503
U.S. Treasury STRIPS, PO, 3.267%, 08/15/2051	16,414,000	6,382,549
U.S. Treasury STRIPS, PO, 3.332%, 05/15/2050	29,500,000	11,740,725
U.S. Treasury STRIPS, PO, 3.353%, 11/15/2048	21,228,300	8,830,813
U.S. Treasury STRIPS, PO, 3.559%, 05/15/2047	5,707,400	2,375,580

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $63,466,752)		$51,596,223
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (C)	2,374	15
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (C)	1,187	8
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (C)	594	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (C)	1,527	984
Magellan Financial Group, Ltd. (Expiration Date: 4-16-27; Strike Price: AUD 35.00) (C)	2	1
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (C)	118	12
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (C)	131	16
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (C)	260	78
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (C)	54	7

TOTAL WARRANTS (Cost $1,383)		$1,121
SHORT-TERM INVESTMENTS - 0.2%
Short-term funds - 0.2%
John Hancock Collateral Trust, 2.3160% (F)(G)	127,576	1,274,921

TOTAL SHORT-TERM INVESTMENTS (Cost $1,274,959)		$1,274,921
Total investments (Cost $577,578,340) - 100.0%		$549,908,674
Other assets and liabilities, net - 0.0%		212,813
TOTAL NET ASSETS - 100.0%		$550,121,487
MULTIMANAGER 2015 LIFETIME PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 88.3%
Equity - 29.7%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	39,722	$1,575,366
Capital Appreciation, Class NAV, JHF II (Jennison)	60,591	724,057
MULTIMANAGER 2015 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	984,953	$9,219,164
Disciplined Value, Class NAV, JHF III (Boston Partners)	54,783	1,188,244
Disciplined Value International, Class NAV, JHIT (Boston Partners)	286,294	3,498,515
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	210,322	1,878,180
Equity Income, Class NAV, JHF II (T. Rowe Price)	80,418	1,601,922
Fundamental Global Franchise, Class NAV, JHF II (MIM US) (B)	305,544	3,171,549
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	22,939	1,416,017
Global Equity, Class NAV, JHF II (MIM US) (B)	361,154	3,940,193
Global Shareholder Yield, Class NAV, JHF III (Epoch)	200,833	2,102,726
International Dynamic Growth, Class NAV, JHIT (Axiom)	115,280	1,037,521
International Growth, Class NAV, JHF III (Wellington)	76,776	1,926,309
International Small Company, Class NAV, JHF II (DFA)	156,128	1,459,799
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	1,146,360	9,789,916
Mid Cap Growth, Class NAV, JHIT (Wellington)	132,671	1,817,591
Mid Value, Class NAV, JHF II (T. Rowe Price)	125,705	2,180,990
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	1,179,554	10,096,984
Fixed income - 49.3%
Bond, Class NAV, JHSB (MIM US) (B)	1,781,989	24,734,011
Core Bond, Class NAV, JHF II (Allspring Investments)	2,025,896	22,953,396
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	1,323,704	9,583,620
Floating Rate Income, Class NAV, JHF II (Bain Capital)	916,561	7,103,346
High Yield, Class NAV, JHBT (MIM US) (B)	2,962,317	8,768,457
Short Duration Bond, Class NAV, JHBT (MIM US) (B)	1,363,861	12,724,824
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	1,167,123	11,484,492
Alternative and specialty - 9.3%
Absolute Return Currency, Class NAV, JHF II (First Quadrant) (C)	374,798	3,560,578
Diversified Real Assets, Class NAV, JHIT (MIM NA/Wellington) (B)	1,273,666	14,812,738

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $179,164,138)		$174,350,505
UNAFFILIATED INVESTMENT COMPANIES - 2.4%
Equity - 2.4%
Fidelity International Index Fund	24,107	951,517
Fidelity Mid Cap Index Fund	75,603	2,002,726
Fidelity Small Cap Index Fund	73,235	1,674,880
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	35

MULTIMANAGER 2015 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $4,877,267)		$4,629,123
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	1,099	$0
Energy - 0.0%
Sakari Resources, Ltd. (C)(D)(H)	5,942	5,060
Health care - 0.0%
NMC Health PLC (C)	34	0
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (C)(D)	71	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	147	986
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	4,452	122

TOTAL COMMON STOCKS (Cost $3,638)		$6,168
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 9.1%
U.S. Government - 9.1%
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	$1,897,983	1,868,920
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	4,777,747	4,674,073
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	2,546,074	2,483,052
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2027	2,001,492	1,942,346
U.S. Treasury STRIPS, PO, 3.267%, 08/15/2051	3,968,000	1,542,948
U.S. Treasury STRIPS, PO, 3.332%, 05/15/2050	7,151,000	2,846,031
U.S. Treasury STRIPS, PO, 3.353%, 11/15/2048	5,144,500	2,140,073
U.S. Treasury STRIPS, PO, 3.559%, 05/15/2047	1,381,300	574,936

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $21,382,475)		$18,072,379
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (C)	727	5
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (C)	364	2
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (C)	182	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (C)	468	301
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (C)	36	4
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (C)	40	5
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (C)	80	24
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (C)	17	2
MULTIMANAGER 2015 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value

TOTAL WARRANTS (Cost $423)		$343
SHORT-TERM INVESTMENTS - 0.2%
Short-term funds - 0.2%
John Hancock Collateral Trust, 2.3160% (F)(G)	31,672	$316,506

TOTAL SHORT-TERM INVESTMENTS (Cost $316,516)		$316,506
Total investments (Cost $205,744,457) - 100.0%		$197,375,024
Other assets and liabilities, net - 0.0%		57,611
TOTAL NET ASSETS - 100.0%		$197,432,635
MULTIMANAGER 2010 LIFETIME PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 89.0%
Equity - 23.6%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	19,372	$768,305
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	663,345	6,208,910
Disciplined Value International, Class NAV, JHIT (Boston Partners)	177,837	2,173,166
Emerging Markets Equity, Class NAV, JHIT (MIM US) (B)	39,736	354,841
Equity Income, Class NAV, JHF II (T. Rowe Price)	45,948	915,280
Fundamental Global Franchise, Class NAV, JHF II (MIM US) (B)	206,278	2,141,162
Fundamental Large Cap Core, Class NAV, JHIT (MIM US) (B)	16,975	1,047,879
Global Equity, Class NAV, JHF II (MIM US) (B)	224,173	2,445,729
Global Shareholder Yield, Class NAV, JHF III (Epoch)	177,992	1,863,581
International Dynamic Growth, Class NAV, JHIT (Axiom)	71,850	646,648
International Growth, Class NAV, JHF III (Wellington)	48,106	1,206,985
International Small Company, Class NAV, JHF II (DFA)	75,684	707,646
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	694,941	5,934,797
Mid Cap Growth, Class NAV, JHIT (Wellington)	50,272	688,723
Mid Value, Class NAV, JHF II (T. Rowe Price)	46,926	814,158
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	701,018	6,000,713
Fixed income - 55.5%
Bond, Class NAV, JHSB (MIM US) (B)	1,414,452	19,632,592
Core Bond, Class NAV, JHF II (Allspring Investments)	1,728,347	19,582,176
Emerging Markets Debt, Class NAV, JHF II (MIM US) (B)	999,142	7,233,791
Floating Rate Income, Class NAV, JHF II (Bain Capital)	804,861	6,237,675
High Yield, Class NAV, JHBT (MIM US) (B)	2,252,816	6,668,336
36	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIMANAGER 2010 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Fixed income - (continued)
Short Duration Bond, Class NAV, JHBT (MIM US) (B)	1,250,072	$11,663,172
Strategic Income Opportunities, Class NAV, JHF II (MIM US) (B)	878,892	8,648,294
Alternative and specialty - 9.9%
Absolute Return Currency, Class NAV, JHF II (First Quadrant) (C)	359,081	3,411,268
Diversified Real Assets, Class NAV, JHIT (MIM NA/Wellington) (B)	921,341	10,715,197

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $132,803,158)		$127,711,024
UNAFFILIATED INVESTMENT COMPANIES - 1.9%
Equity - 1.9%
Fidelity International Index Fund	20,329	802,376
Fidelity Mid Cap Index Fund	44,222	1,171,433
Fidelity Small Cap Index Fund	32,794	750,002

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $2,848,206)		$2,723,811
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	648	0
Energy - 0.0%
Sakari Resources, Ltd. (C)(D)(H)	2,849	2,426
Health care - 0.0%
NMC Health PLC (C)	20	0
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (C)(D)	42	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	86	581
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	2,622	72

TOTAL COMMON STOCKS (Cost $1,865)		$3,079
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 8.9%
U.S. Government - 8.9%
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	$1,749,921	1,723,126
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	4,364,035	4,269,339
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	2,326,297	2,268,715
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2027	1,845,191	1,790,664
U.S. Treasury STRIPS, PO, 3.267%, 08/15/2051	1,522,000	591,827
U.S. Treasury STRIPS, PO, 3.332%, 05/15/2050	2,763,000	1,099,648
U.S. Treasury STRIPS, PO, 3.353%, 11/15/2048	1,987,600	826,827
U.S. Treasury STRIPS, PO, 3.559%, 05/15/2047	531,600	221,267

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $14,495,973)		$12,791,413
MULTIMANAGER 2010 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value

WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (C)	428	$3
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (C)	214	1
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (C)	107	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (C)	276	178
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (C)	21	2
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (C)	24	3
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (C)	47	14
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (C)	10	1

TOTAL WARRANTS (Cost $248)		$202
SHORT-TERM INVESTMENTS - 0.2%
Short-term funds - 0.2%
John Hancock Collateral Trust, 2.3160% (F)(G)	26,947	269,294

TOTAL SHORT-TERM INVESTMENTS (Cost $269,302)		$269,294
Total investments (Cost $150,418,752) - 100.0%		$143,498,823
Other assets and liabilities, net - 0.0%		34,556
TOTAL NET ASSETS - 100.0%		$143,533,379
Percentages are based upon net assets.
Currency Abbreviations
AUD	Australian Dollar
CHF	Swiss Franc
THB	Thai Bhat
Security Abbreviations and Legend
JHBT	John Hancock Bond Trust
JHF II	John Hancock Funds II
JHF III	John Hancock Funds III
JHIT	John Hancock Investment Trust
JHIT II	John Hancock Investment Trust II
JHSB	John Hancock Sovereign Bond Fund
PO	Principal-Only Security - (Principal Tranche of Stripped Security). Rate shown is the annualized yield on date of purchase.
STRIPS	Separate Trading of Registered Interest and Principal Securities
(A)	The underlying funds’ subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Non-income producing.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(E)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(F)	The rate shown is the annualized seven-day yield as of 8-31-22.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(H)	Restricted security as to resale, excluding 144A securities.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	37

Financial statements
STATEMENTS OF ASSETS AND LIABILITIES 8-31-22

	Multimanager 2065 Lifetime Portfolio	Multimanager 2060 Lifetime Portfolio	Multimanager 2055 Lifetime Portfolio	Multimanager 2050 Lifetime Portfolio
Assets
Unaffiliated investments, at value	$2,616,972	$16,967,023	$27,853,100	$44,647,514
Affiliated investments, at value	26,931,322	173,377,628	283,186,565	453,237,585
Total investments, at value	29,548,294	190,344,651	311,039,665	497,885,099
Cash	—	4,378	5,597	6,956
Dividends and interest receivable	18,388	146,397	245,221	407,262
Receivable for fund shares sold	118,988	226,871	147,093	68,445
Receivable for investments sold	697	1,304	3,858	288,793
Receivable from affiliates	2,133	2,228	2,829	3,502
Other assets	59,813	45,374	52,324	58,334
Total assets	29,748,313	190,771,203	311,496,587	498,718,391
Liabilities
Payable for investments purchased	115,415	235,541	155,688	33,743
Payable for fund shares repurchased	105	1,318	6,910	342,642
Payable to affiliates
Accounting and legal services fees	956	6,675	11,028	17,860
Transfer agent fees	44	1,257	3,612	8,967
Distribution and service fees	—	211	333	1,071
Trustees’ fees	26	170	282	455
Other liabilities and accrued expenses	35,166	44,951	48,322	54,128
Total liabilities	151,712	290,123	226,175	458,866
Net assets	$29,596,601	$190,481,080	$311,270,412	$498,259,525
Net assets consist of
Paid-in capital	$33,956,509	$196,385,794	$314,868,347	$487,419,015
Total distributable earnings (loss)	(4,359,908)	(5,904,714)	(3,597,935)	10,840,510
Net assets	$29,596,601	$190,481,080	$311,270,412	$498,259,525
Unaffiliated investments, at cost	$3,003,939	$19,507,219	$31,982,510	$51,401,816
Affiliated investments, at cost	31,312,456	194,945,631	314,234,151	497,178,419
Total investments, at cost	34,316,395	214,452,850	346,216,661	548,580,235
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A1
Net assets	$190,056	$9,499,871	$29,002,969	$74,588,972
Shares outstanding	17,711	777,744	2,686,906	6,494,568
Net asset value and redemption price per share	$10.73	$12.21	$10.79	$11.48
Class I
Net assets	$53,768	$47,869	$100,743	$134,026
Shares outstanding	5,000	3,904	9,300	11,630
Net asset value, offering price and redemption price per share	$10.75	$12.26	$10.83	$11.52
Class R2
Net assets	$53,717	$705,929	$935,874	$3,903,703
Shares outstanding	5,000	57,840	86,815	340,232
Net asset value, offering price and redemption price per share	$10.74	$12.20	$10.78	$11.47
Class R4
Net assets	$53,749	$71,895	$44,204	$1,332,904
Shares outstanding	5,000	5,873	4,082	115,931
Net asset value, offering price and redemption price per share	$10.75	$12.24	$10.83	$11.50
Class R5
Net assets	$75,536	$1,261,371	$2,940,063	$2,498,858
Shares outstanding	7,019	102,910	271,086	216,628
Net asset value, offering price and redemption price per share	$10.76	$12.26	$10.85	$11.54
Class R6
Net assets	$1,600,623	$16,811,205	$31,635,313	$46,800,463
Shares outstanding	148,704	1,369,765	2,916,675	4,054,621
Net asset value, offering price and redemption price per share	$10.76	$12.27	$10.85	$11.54
Class 1
Net assets	$27,569,152	$162,082,940	$246,611,246	$369,000,599
Shares outstanding	2,563,022	13,215,425	22,752,466	32,030,828
Net asset value, offering price and redemption price per share	$10.76	$12.26	$10.84	$11.52
Maximum offering price per share
Class A (net asset value per share ÷ 95%)	$11.29	$12.85	$11.36	$12.08

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
38	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES 8-31-22

Continued

	Multimanager 2045 Lifetime Portfolio	Multimanager 2040 Lifetime Portfolio	Multimanager 2035 Lifetime Portfolio	Multimanager 2030 Lifetime Portfolio
Assets
Unaffiliated investments, at value	$75,413,312	$93,662,427	$123,236,926	$157,725,890
Affiliated investments, at value	735,485,696	774,385,511	905,470,015	1,021,733,938
Total investments, at value	810,899,008	868,047,938	1,028,706,941	1,179,459,828
Cash	11,283	11,396	11,918	14,232
Dividends and interest receivable	706,033	842,750	1,103,004	1,490,367
Receivable for fund shares sold	77,983	146,957	57,675	52,122
Receivable for investments sold	149,514	580,060	522,333	259,891
Receivable from affiliates	5,671	5,743	6,066	7,270
Other assets	69,871	74,861	81,402	89,216
Total assets	811,919,363	869,709,705	1,030,489,339	1,181,372,926
Liabilities
Payable for investments purchased	96,439	218,943	445,787	816,638
Payable for fund shares repurchased	203,840	701,823	553,913	286,861
Payable to affiliates
Accounting and legal services fees	29,105	31,227	36,950	42,534
Transfer agent fees	16,222	18,833	22,003	26,264
Distribution and service fees	1,494	1,368	2,175	2,400
Trustees’ fees	741	796	942	1,086
Other liabilities and accrued expenses	64,397	66,252	71,361	76,319
Total liabilities	412,238	1,039,242	1,133,131	1,252,102
Net assets	$811,507,125	$868,670,463	$1,029,356,208	$1,180,120,824
Net assets consist of
Paid-in capital	$709,814,575	$769,021,598	$929,992,839	$1,089,865,805
Total distributable earnings (loss)	101,692,550	99,648,865	99,363,369	90,255,019
Net assets	$811,507,125	$868,670,463	$1,029,356,208	$1,180,120,824
Unaffiliated investments, at cost	$86,130,558	$110,205,675	$148,241,743	$191,700,483
Affiliated investments, at cost	754,880,835	789,600,110	917,943,806	1,037,375,364
Total investments, at cost	841,011,393	899,805,785	1,066,185,549	1,229,075,847
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A1
Net assets	$137,181,298	$160,083,388	$187,556,700	$223,543,305
Shares outstanding	13,341,416	15,371,107	18,519,745	22,723,998
Net asset value and redemption price per share	$10.28	$10.41	$10.13	$9.84
Class I
Net assets	$309,171	$615,988	$118,918	$1,804,131
Shares outstanding	29,800	58,606	11,670	183,755
Net asset value, offering price and redemption price per share	$10.37	$10.51	$10.19	$9.82
Class R2
Net assets	$5,708,521	$5,170,317	$8,291,157	$8,910,916
Shares outstanding	552,698	495,006	814,601	914,239
Net asset value, offering price and redemption price per share	$10.33	$10.44	$10.18	$9.75
Class R4
Net assets	$244,503	$381,478	$170,972	$767,367
Shares outstanding	23,681	36,574	16,768	78,432
Net asset value, offering price and redemption price per share	$10.32	$10.43	$10.20	$9.78
Class R5
Net assets	$4,842,804	$4,902,300	$7,776,517	$8,677,406
Shares outstanding	465,158	465,714	760,253	884,795
Net asset value, offering price and redemption price per share	$10.41	$10.53	$10.23	$9.81
Class R6
Net assets	$61,639,722	$65,035,583	$74,714,180	$85,110,775
Shares outstanding	5,936,892	6,196,345	7,310,657	8,678,295
Net asset value, offering price and redemption price per share	$10.38	$10.50	$10.22	$9.81
Class 1
Net assets	$601,581,106	$632,481,409	$750,727,764	$851,306,924
Shares outstanding	57,889,769	60,187,850	73,377,858	86,734,823
Net asset value, offering price and redemption price per share	$10.39	$10.51	$10.23	$9.82
Maximum offering price per share
Class A (net asset value per share ÷ 95%)	$10.82	$10.96	$10.66	$10.36

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	39

STATEMENTS OF ASSETS AND LIABILITIES 8-31-22

Continued

	Multimanager 2025 Lifetime Portfolio	Multimanager 2020 Lifetime Portfolio	Multimanager 2015 Lifetime Portfolio	Multimanager 2010 Lifetime Portfolio
Assets
Unaffiliated investments, at value	$131,654,595	$67,381,964	$22,708,013	$15,518,505
Affiliated investments, at value	888,760,009	482,526,710	174,667,011	127,980,318
Total investments, at value	1,020,414,604	549,908,674	197,375,024	143,498,823
Cash	12,615	8,057	—	—
Dividends and interest receivable	1,540,285	938,102	364,186	279,251
Receivable for fund shares sold	47,513	10,320	26,115	65,308
Receivable for investments sold	1,006,310	861,571	2,794	1,646
Receivable from affiliates	6,553	4,224	2,284	2,029
Other assets	83,367	59,087	39,370	38,164
Total assets	1,023,111,247	551,790,035	197,809,773	143,885,221
Liabilities
Payable for investments purchased	1,033,694	704,410	300,241	276,822
Payable for fund shares repurchased	1,030,745	865,041	14,604	21,396
Payable to affiliates
Accounting and legal services fees	37,105	20,284	7,170	5,152
Transfer agent fees	24,177	19,999	9,740	4,877
Distribution and service fees	2,348	1,468	159	178
Trustees’ fees	949	518	184	132
Other liabilities and accrued expenses	71,611	56,828	45,040	43,285
Total liabilities	2,200,629	1,668,548	377,138	351,842
Net assets	$1,020,910,618	$550,121,487	$197,432,635	$143,533,379
Net assets consist of
Paid-in capital	$957,931,237	$528,940,591	$190,182,285	$142,636,850
Total distributable earnings (loss)	62,979,381	21,180,896	7,250,350	896,529
Net assets	$1,020,910,618	$550,121,487	$197,432,635	$143,533,379
Unaffiliated investments, at cost	$161,012,526	$80,587,663	$26,263,803	$17,346,292
Affiliated investments, at cost	904,249,603	496,990,677	179,480,654	133,072,460
Total investments, at cost	1,065,262,129	577,578,340	205,744,457	150,418,752
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A1
Net assets	$207,424,241	$176,087,922	$85,354,595	$42,559,599
Shares outstanding	22,022,592	20,695,772	10,891,097	5,468,246
Net asset value and redemption price per share	$9.42	$8.51	$7.84	$7.78
Class I
Net assets	$1,855,916	$344,331	$1,398,886	$515,052
Shares outstanding	197,747	40,370	178,321	66,152
Net asset value, offering price and redemption price per share	$9.39	$8.53	$7.84	$7.79
Class R2
Net assets	$8,960,074	$5,396,936	$621,357	$553,153
Shares outstanding	959,696	638,245	79,829	71,225
Net asset value, offering price and redemption price per share	$9.34	$8.46	$7.78	$7.77
Class R4
Net assets	$670,449	$262,732	$8,435	$53,600
Shares outstanding	71,419	31,052	1,074	6,891
Net asset value, offering price and redemption price per share	$9.39	$8.46	$7.85	$7.78
Class R5
Net assets	$7,408,946	$7,379,614	$515,976	$1,692,758
Shares outstanding	789,973	867,432	65,858	217,442
Net asset value, offering price and redemption price per share	$9.38	$8.51	$7.83	$7.78
Class R6
Net assets	$63,100,610	$29,900,496	$9,685,410	$10,168,471
Shares outstanding	6,733,985	3,522,597	1,234,535	1,304,117
Net asset value, offering price and redemption price per share	$9.37	$8.49	$7.85	$7.80
Class 1
Net assets	$731,490,382	$330,749,456	$99,847,976	$87,990,746
Shares outstanding	77,968,501	38,892,786	12,736,780	11,290,315
Net asset value, offering price and redemption price per share	$9.38	$8.50	$7.84	$7.79
Maximum offering price per share
Class A (net asset value per share ÷ 95%)	$9.92	$8.96	$8.25	$8.19

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
40	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS For the year ended 8-31-22

	Multimanager 2065 Lifetime Portfolio	Multimanager 2060 Lifetime Portfolio	Multimanager 2055 Lifetime Portfolio	Multimanager 2050 Lifetime Portfolio
Investment income
Dividends from affiliated investments	$196,969	$2,099,440	$3,603,795	$6,061,806
Dividends from unaffiliated investments	14,250	151,035	257,789	433,938
Interest	10,442	94,337	159,102	264,672
Less foreign taxes withheld	—	21	—	—
Other income received from advisor	18,255	177,974	267,473	387,892
Total investment income	239,916	2,522,807	4,288,159	7,148,308
Expenses
Investment management fees	41,837	376,417	633,823	1,052,452
Distribution and service fees	10,977	122,480	241,995	500,118
Accounting and legal services fees	3,242	29,129	49,081	81,638
Transfer agent fees	432	14,310	42,667	107,188
Trustees’ fees	384	3,355	5,646	9,419
Custodian fees	24,094	33,163	33,163	33,163
State registration fees	83,441	91,533	93,235	94,895
Printing and postage	14,629	19,779	18,499	18,306
Professional fees	35,653	51,520	55,408	61,768
Other	10,857	18,668	20,760	24,424
Total expenses	225,546	760,354	1,194,277	1,983,371
Less expense reductions	(214,198)	(623,662)	(909,666)	(1,377,578)
Net expenses	11,348	136,692	284,611	605,793
Net investment income	228,568	2,386,115	4,003,548	6,542,515
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(29,825)	(47,111)	23,390	(2,103)
Affiliated investments	(1,463,667)	(333,108)	744,211	9,125,359
Capital gain distributions received from unaffiliated investments	5,574	48,881	81,097	134,691
Capital gain distributions received from affiliated investments	2,293,638	25,485,831	43,704,144	73,659,744
	805,720	25,154,493	44,552,842	82,917,691
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(414,613)	(3,828,245)	(6,493,769)	(10,831,437)
Affiliated investments	(5,299,386)	(63,894,344)	(108,908,860)	(190,344,661)
	(5,713,999)	(67,722,589)	(115,402,629)	(201,176,098)
Net realized and unrealized loss	(4,908,279)	(42,568,096)	(70,849,787)	(118,258,407)
Decrease in net assets from operations	$(4,679,711)	$(40,181,981)	$(66,846,239)	$(111,715,892)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	41

STATEMENTS OF OPERATIONS For the year ended 8-31-22

Continued
	Multimanager 2045 Lifetime Portfolio	Multimanager 2040 Lifetime Portfolio	Multimanager 2035 Lifetime Portfolio	Multimanager 2030 Lifetime Portfolio
Investment income
Dividends from affiliated investments	$10,278,410	$12,395,181	$16,614,764	$22,381,980
Dividends from unaffiliated investments	705,740	812,552	901,694	960,792
Interest	500,450	1,028,960	1,721,638	3,239,529
Other income received from advisor	802,054	631,794	427,384	560,338
Total investment income	12,286,654	14,868,487	19,665,480	27,142,639
Expenses
Investment management fees	1,745,823	2,005,805	2,501,627	2,990,287
Distribution and service fees	856,962	956,572	1,134,701	1,333,878
Accounting and legal services fees	133,793	144,372	170,287	196,859
Transfer agent fees	193,000	225,099	262,470	315,558
Trustees’ fees	15,448	16,761	19,649	22,679
Custodian fees	33,163	33,163	33,163	33,163
State registration fees	94,890	98,437	96,657	100,014
Printing and postage	16,855	16,447	15,742	15,492
Professional fees	71,952	74,087	79,076	84,191
Other	30,221	31,407	34,281	37,085
Total expenses	3,192,107	3,602,150	4,347,653	5,129,206
Less expense reductions	(2,142,401)	(2,420,883)	(2,950,642)	(3,480,613)
Net expenses	1,049,706	1,181,267	1,397,011	1,648,593
Net investment income	11,236,948	13,687,220	18,268,469	25,494,046
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(395,621)	(685,698)	(1,797,379)	(4,398,689)
Affiliated investments	41,527,564	45,626,525	50,362,265	47,990,379
Capital gain distributions received from unaffiliated investments	218,947	230,369	258,890	283,570
Capital gain distributions received from affiliated investments	120,391,080	118,764,459	123,776,260	125,150,993
	161,741,970	163,935,655	172,600,036	169,026,253
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(18,176,564)	(26,241,681)	(35,961,278)	(45,167,289)
Affiliated investments	(335,939,942)	(342,938,065)	(371,532,711)	(383,003,799)
	(354,116,506)	(369,179,746)	(407,493,989)	(428,171,088)
Net realized and unrealized loss	(192,374,536)	(205,244,091)	(234,893,953)	(259,144,835)
Decrease in net assets from operations	$(181,137,588)	$(191,556,871)	$(216,625,484)	$(233,650,789)
42	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS For the year ended 8-31-22

Continued
	Multimanager 2025 Lifetime Portfolio	Multimanager 2020 Lifetime Portfolio	Multimanager 2015 Lifetime Portfolio	Multimanager 2010 Lifetime Portfolio
Investment income
Dividends from affiliated investments	$23,269,184	$14,683,654	$5,559,889	$4,075,995
Dividends from unaffiliated investments	629,307	273,565	73,452	40,922
Interest	4,333,411	2,992,385	1,268,596	1,024,261
Less foreign taxes withheld	—	—	—	78
Other income received from advisor	429,234	257,199	92,748	79,753
Total investment income	28,661,136	18,206,803	6,994,685	5,221,009
Expenses
Investment management fees	2,798,550	1,665,445	602,418	427,609
Distribution and service fees	1,223,230	858,476	361,267	198,074
Accounting and legal services fees	174,380	96,518	34,026	23,600
Transfer agent fees	292,211	244,712	115,954	57,347
Trustees’ fees	20,231	11,219	4,027	2,771
Custodian fees	33,163	33,163	33,163	33,163
State registration fees	101,231	97,209	92,811	95,527
Printing and postage	15,462	17,177	18,595	18,672
Professional fees	80,046	64,987	52,711	50,571
Other	35,094	26,994	19,647	18,423
Total expenses	4,773,598	3,115,900	1,334,619	925,757
Less expense reductions	(3,258,861)	(2,013,113)	(857,407)	(670,394)
Net expenses	1,514,737	1,102,787	477,212	255,363
Net investment income	27,146,399	17,104,016	6,517,473	4,965,646
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(4,054,189)	(1,954,594)	(484,216)	(255,411)
Affiliated investments	42,325,433	20,688,773	6,999,516	3,464,449
Capital gain distributions received from unaffiliated investments	70,217	33,132	9,452	5,023
Capital gain distributions received from affiliated investments	93,211,794	41,299,511	11,617,657	6,383,618
	131,553,255	60,066,822	18,142,409	9,597,679
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(36,912,586)	(16,733,320)	(4,715,007)	(2,553,746)
Affiliated investments	(304,227,559)	(149,002,692)	(48,070,263)	(29,349,164)
	(341,140,145)	(165,736,012)	(52,785,270)	(31,902,910)
Net realized and unrealized loss	(209,586,890)	(105,669,190)	(34,642,861)	(22,305,231)
Decrease in net assets from operations	$(182,440,491)	$(88,565,174)	$(28,125,388)	$(17,339,585)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	43

STATEMENTS OF CHANGES IN NET ASSETS

	Multimanager 2065 Lifetime Portfolio		Multimanager 2060 Lifetime Portfolio		Multimanager 2055 Lifetime Portfolio
	Year ended 8-31-22	Period ended 8-31-21[1]	Year ended 8-31-22	Year ended 8-31-21	Year ended 8-31-22	Year ended 8-31-21
Increase (decrease) in net assets
From operations
Net investment income	$228,568	$22,795	$2,386,115	$1,936,326	$4,003,548	$3,502,454
Net realized gain	805,720	36,981	25,154,493	12,455,567	44,552,842	24,257,122
Change in net unrealized appreciation (depreciation)	(5,713,999)	945,898	(67,722,589)	30,139,275	(115,402,629)	53,482,522
Increase (decrease) in net assets resulting from operations	(4,679,711)	1,005,674	(40,181,981)	44,531,168	(66,846,239)	81,242,098
Distributions to shareholders
From earnings
Class A	(6,536)	(919)	(987,289)	(281,771)	(3,243,767)	(1,139,002)
Class I	(2,284)	(558)	(5,471)	(2,228)	(14,602)	(3,084)
Class R2	(2,185)	(536)	(54,787)	(15,168)	(99,159)	(49,954)
Class R4	(2,258)	(552)	(9,723)	(4,041)	(5,344)	(2,177)
Class R5	(2,397)	(573)	(99,860)	(14,351)	(280,501)	(41,625)
Class R6	(39,033)	(573)	(1,443,296)	(194,794)	(3,176,122)	(532,569)
Class 1	(609,369)	(18,207)	(15,612,019)	(5,704,598)	(25,964,198)	(11,133,580)
Total distributions	(664,062)	(21,918)	(18,212,445)	(6,216,951)	(32,783,693)	(12,901,991)
Portfolio share transactions
From portfolio share transactions	23,366,727	10,589,891	41,263,279	30,385,406	51,238,315	20,992,362
Total increase (decrease)	18,022,954	11,573,647	(17,131,147)	68,699,623	(48,391,617)	89,332,469
Net assets
Beginning of year	11,573,647	—	207,612,227	138,912,604	359,662,029	270,329,560
End of year	$29,596,601	$11,573,647	$190,481,080	$207,612,227	$311,270,412	$359,662,029

[1]	Period from 9-23-20 (commencement of operations) to 8-31-21.
44	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multimanager 2050 Lifetime Portfolio		Multimanager 2045 Lifetime Portfolio		Multimanager 2040 Lifetime Portfolio
	Year ended 8-31-22	Year ended 8-31-21	Year ended 8-31-22	Year ended 8-31-21	Year ended 8-31-22	Year ended 8-31-21
Increase (decrease) in net assets
From operations
Net investment income	$6,542,515	$5,869,660	$11,236,948	$10,130,810	$13,687,220	$11,778,055
Net realized gain	82,917,691	41,230,482	161,741,970	61,224,345	163,935,655	67,815,691
Change in net unrealized appreciation (depreciation)	(201,176,098)	92,097,075	(354,116,506)	163,835,707	(369,179,746)	165,665,287
Increase (decrease) in net assets resulting from operations	(111,715,892)	139,197,217	(181,137,588)	235,190,862	(191,556,871)	245,259,033
Distributions to shareholders
From earnings
Class A	(8,398,965)	(3,619,522)	(14,479,270)	(7,921,085)	(17,377,221)	(9,536,400)
Class I	(17,197)	(2,509)	(26,764)	(10,571)	(116,888)	(42,654)
Class R2	(435,447)	(198,538)	(558,282)	(350,545)	(575,114)	(307,620)
Class R4	(150,453)	(59,273)	(22,664)	(11,048)	(38,063)	(18,206)
Class R5	(208,736)	(44,879)	(481,575)	(150,545)	(394,633)	(111,764)
Class R6	(5,001,548)	(1,254,292)	(6,350,938)	(2,332,013)	(7,190,630)	(2,530,719)
Class 1	(40,531,758)	(19,120,433)	(62,579,329)	(37,764,451)	(68,290,627)	(41,789,015)
Total distributions	(54,744,104)	(24,299,446)	(84,498,822)	(48,540,258)	(93,983,176)	(54,336,378)
Portfolio share transactions
From portfolio share transactions	53,523,682	16,816,199	60,528,012	12,168,249	49,808,278	18,562,251
Total increase (decrease)	(112,936,314)	131,713,970	(205,108,398)	198,818,853	(235,731,769)	209,484,906
Net assets
Beginning of year	611,195,839	479,481,869	1,016,615,523	817,796,670	1,104,402,232	894,917,326
End of year	$498,259,525	$611,195,839	$811,507,125	$1,016,615,523	$868,670,463	$1,104,402,232
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	45

STATEMENTS OF CHANGES IN NET ASSETS

Continued
	Multimanager 2035 Lifetime Portfolio		Multimanager 2030 Lifetime Portfolio		Multimanager 2025 Lifetime Portfolio
	Year ended 8-31-22	Year ended 8-31-21	Year ended 8-31-22	Year ended 8-31-21	Year ended 8-31-22	Year ended 8-31-21
Increase (decrease) in net assets
From operations
Net investment income	$18,268,469	$15,881,140	$25,494,046	$20,793,443	$27,146,399	$22,732,355
Net realized gain	172,600,036	86,754,506	169,026,253	99,550,068	131,553,255	98,608,136
Change in net unrealized appreciation (depreciation)	(407,493,989)	168,556,821	(428,171,088)	158,542,608	(341,140,145)	107,233,249
Increase (decrease) in net assets resulting from operations	(216,625,484)	271,192,467	(233,650,789)	278,886,119	(182,440,491)	228,573,740
Distributions to shareholders
From earnings
Class A	(21,440,560)	(11,757,732)	(24,251,515)	(13,897,049)	(24,538,038)	(13,721,702)
Class I	(8,047)	(4,670)	(144,126)	(79,024)	(248,727)	(197,323)
Class R2	(908,330)	(574,964)	(1,018,903)	(569,837)	(1,141,677)	(679,335)
Class R4	(14,662)	(6,506)	(79,854)	(36,422)	(72,877)	(31,560)
Class R5	(542,443)	(219,137)	(758,154)	(317,529)	(637,503)	(269,460)
Class R6	(8,777,191)	(3,181,198)	(9,475,149)	(3,454,120)	(7,967,594)	(3,252,091)
Class 1	(84,491,184)	(52,334,600)	(93,446,526)	(59,143,922)	(91,161,204)	(57,274,064)
Total distributions	(116,182,417)	(68,078,807)	(129,174,227)	(77,497,903)	(125,767,620)	(75,425,535)
Portfolio share transactions
From portfolio share transactions	55,501,927	3,974,823	59,676,191	11,870,092	(22,218,484)	(14,604,213)
Total increase (decrease)	(277,305,974)	207,088,483	(303,148,825)	213,258,308	(330,426,595)	138,543,992
Net assets
Beginning of year	1,306,662,182	1,099,573,699	1,483,269,649	1,270,011,341	1,351,337,213	1,212,793,221
End of year	$1,029,356,208	$1,306,662,182	$1,180,120,824	$1,483,269,649	$1,020,910,618	$1,351,337,213
46	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

Continued
	Multimanager 2020 Lifetime Portfolio		Multimanager 2015 Lifetime Portfolio		Multimanager 2010 Lifetime Portfolio
	Year ended 8-31-22	Year ended 8-31-21	Year ended 8-31-22	Year ended 8-31-21	Year ended 8-31-22	Year ended 8-31-21
Increase (decrease) in net assets
From operations
Net investment income	$17,104,016	$15,597,386	$6,517,473	$5,988,504	$4,965,646	$4,278,502
Net realized gain	60,066,822	60,145,144	18,142,409	18,305,501	9,597,679	9,487,339
Change in net unrealized appreciation (depreciation)	(165,736,012)	39,691,289	(52,785,270)	12,219,670	(31,902,910)	7,683,510
Increase (decrease) in net assets resulting from operations	(88,565,174)	115,433,819	(28,125,388)	36,513,675	(17,339,585)	21,449,351
Distributions to shareholders
From earnings
Class A	(23,049,342)	(14,453,268)	(9,080,767)	(7,283,983)	(3,828,342)	(3,016,310)
Class I	(114,808)	(22,351)	(78,908)	(62,949)	(36,523)	(38,280)
Class R2	(624,960)	(471,227)	(76,591)	(184,874)	(42,996)	(52,875)
Class R4	(68,277)	(35,142)	(937)	(916)	(4,495)	(3,924)
Class R5	(1,020,849)	(594,756)	(24,087)	(16,769)	(55,038)	(47,638)
Class R6	(4,200,764)	(2,180,408)	(1,145,882)	(878,267)	(933,182)	(629,292)
Class 1	(47,060,867)	(36,593,816)	(12,265,294)	(11,184,425)	(8,647,605)	(7,964,223)
Total distributions	(76,139,867)	(54,350,968)	(22,672,466)	(19,612,183)	(13,548,181)	(11,752,542)
Portfolio share transactions
From portfolio share transactions	(41,254,135)	(46,738,829)	(15,226,002)	(22,828,645)	(4,520,143)	(4,987,116)
Total increase (decrease)	(205,959,176)	14,344,022	(66,023,856)	(5,927,153)	(35,407,909)	4,709,693
Net assets
Beginning of year	756,080,663	741,736,641	263,456,491	269,383,644	178,941,288	174,231,595
End of year	$550,121,487	$756,080,663	$197,432,635	$263,456,491	$143,533,379	$178,941,288
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	47

Financial highlights
Multimanager 2065 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2022	13.58	0.10[6]	(2.53)	(2.43)	(0.10)	(0.32)	(0.42)	10.73	(18.51)	1.40	0.42	0.80[6]	190	52
08-31-2021[7]	10.00	0.06[6]	3.62	3.68	(0.05)	(0.05)	(0.10)	13.58	36.98[8]	5.26[9]	0.42[9]	0.51[6,9]	146	33
Class I
08-31-2022	13.61	0.15[6]	(2.55)	(2.40)	(0.14)	(0.32)	(0.46)	10.75	(18.29)	1.10	0.12	1.19[6]	54	52
08-31-2021[7]	10.00	0.13[6]	3.59	3.72	(0.06)	(0.05)	(0.11)	13.61	37.39[8]	4.96[9]	0.12[9]	1.13[6,9]	68	33
Class R2
08-31-2022	13.59	0.13[6]	(2.54)	(2.41)	(0.12)	(0.32)	(0.44)	10.74	(18.36)	1.25	0.26	1.05[6]	54	52
08-31-2021[7]	10.00	0.11[6]	3.59	3.70	(0.06)	(0.05)	(0.11)	13.59	37.14[8]	5.11[9]	0.26[9]	0.98[6,9]	68	33
Class R4
08-31-2022	13.60	0.14[6]	(2.54)	(2.40)	(0.13)	(0.32)	(0.45)	10.75	(18.26)	1.25	0.16	1.15[6]	54	52
08-31-2021[7]	10.00	0.12[6]	3.59	3.71	(0.06)	(0.05)	(0.11)	13.60	37.28[8]	5.11[9]	0.16[9]	1.09[6,9]	68	33
Class R5
08-31-2022	13.62	0.15[6]	(2.54)	(2.39)	(0.15)	(0.32)	(0.47)	10.76	(18.19)	1.00	0.01	1.21[6]	76	52
08-31-2021[7]	10.00	0.14[6]	3.59	3.73	(0.06)	(0.05)	(0.11)	13.62	37.53[8]	4.86[9]	0.01[9]	1.23[6,9]	68	33
Class R6
08-31-2022	13.62	0.14[6]	(2.53)	(2.39)	(0.15)	(0.32)	(0.47)	10.76	(18.20)	1.00	0.01	1.16[6]	1,601	52
08-31-2021[7]	10.00	0.11[6]	3.62	3.73	(0.06)	(0.05)	(0.11)	13.62	37.53[8]	4.86[9]	0.01[9]	0.98[6,9]	197	33
Class 1
08-31-2022	13.61	0.12[6]	(2.51)	(2.39)	(0.14)	(0.32)	(0.46)	10.76	(18.17)	1.04	0.05	1.05[6]	27,569	52
08-31-2021[7]	10.00	0.05[6]	3.67	3.72	(0.06)	(0.05)	(0.11)	13.61	37.41[8]	4.90[9]	0.05[9]	0.42[6,9]	10,959	33

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.01 per share and 0.08%, 0.11%, for the periods ended 8-31-22 and 8-31-21, respectively.
[7] Period from 9-23-20 (commencement of operations) to 8-31-21.
[8] Not annualized.
[9] Annualized.
48	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multimanager 2060 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2022	16.34	0.12[6]	(2.90)	(2.78)	(0.14)	(1.21)	(1.35)	12.21	(18.57)	0.73	0.42	0.88[6]	9,500	49
08-31-2021	13.12	0.10[6]	3.63	3.73	(0.12)	(0.39)	(0.51)	16.34	29.07	0.71	0.42	0.69[6]	12,113	19
08-31-2020	11.88	0.14[6]	1.85	1.99	(0.18)	(0.57)	(0.75)	13.12	17.20	0.84	0.43	1.20[6]	5,383	27
08-31-2019	12.91	0.14[6]	(0.41)	(0.27)	(0.16)	(0.60)	(0.76)	11.88	(1.30)	0.88	0.41	1.22[6]	2,136	27
08-31-2018	12.12	0.13[6]	1.19	1.32	(0.15)	(0.38)	(0.53)	12.91	11.08	1.09	0.41	1.06[6]	1,497	21
Class I
08-31-2022	16.39	0.18[6]	(2.91)	(2.73)	(0.18)	(1.22)	(1.40)	12.26	(18.26)	0.43	0.12	1.23[6]	48	49
08-31-2021	13.16	0.16[6]	3.62	3.78	(0.16)	(0.39)	(0.55)	16.39	29.38	0.41	0.11	1.10[6]	66	19
08-31-2020	11.91	0.22[6]	1.82	2.04	(0.22)	(0.57)	(0.79)	13.16	17.60	0.54	0.13	1.82[6]	53	27
08-31-2019	12.95	0.20[6]	(0.45)	(0.25)	(0.19)	(0.60)	(0.79)	11.91	(1.06)	0.59	0.13	1.66[6]	47	27
08-31-2018	12.15	0.15[6]	1.22	1.37	(0.19)	(0.38)	(0.57)	12.95	11.45	0.79	0.11	1.20[6]	51	21
Class R2
08-31-2022	16.33	0.10[6]	(2.89)	(2.79)	(0.12)	(1.22)	(1.34)	12.20	(18.65)	0.83	0.51	0.71[6]	706	49
08-31-2021	13.12	0.10[6]	3.63	3.73	(0.13)	(0.39)	(0.52)	16.33	29.02	0.78	0.49	0.65[6]	646	19
08-31-2020	11.88	0.17[6]	1.83	2.00	(0.19)	(0.57)	(0.76)	13.12	17.24	0.83	0.41	1.43[6]	156	27
08-31-2019	12.92	0.16[6]	(0.43)	(0.27)	(0.17)	(0.60)	(0.77)	11.88	(1.27)	0.83	0.36	1.31[6]	95	27
08-31-2018	12.14	0.13[6]	1.20	1.33	(0.17)	(0.38)	(0.55)	12.92	11.13	0.98	0.30	1.03[6]	73	21
Class R4
08-31-2022	16.37	0.17[6]	(2.91)	(2.74)	(0.17)	(1.22)	(1.39)	12.24	(18.36)	0.62	0.21	1.16[6]	72	49
08-31-2021	13.14	0.14[6]	3.63	3.77	(0.15)	(0.39)	(0.54)	16.37	29.37	0.58	0.18	0.96[6]	152	19
08-31-2020	11.90	0.21[6]	1.82	2.03	(0.22)	(0.57)	(0.79)	13.14	17.47	0.68	0.16	1.75[6]	74	27
08-31-2019	12.93	0.19[6]	(0.43)	(0.24)	(0.19)	(0.60)	(0.79)	11.90	(1.00)	0.73	0.16	1.59[6]	55	27
08-31-2018	12.14	0.15[6]	1.20	1.35	(0.18)	(0.38)	(0.56)	12.93	11.33	0.94	0.16	1.19[6]	56	21
Class R5
08-31-2022	16.39	0.17[6]	(2.89)	(2.72)	(0.19)	(1.22)	(1.41)	12.26	(18.21)	0.37	0.06	1.27[6]	1,261	49
08-31-2021	13.15	0.17[6]	3.62	3.79	(0.16)	(0.39)	(0.55)	16.39	29.53	0.36	0.06	1.17[6]	424	19
08-31-2020	11.90	0.18[6]	1.87	2.05	(0.23)	(0.57)	(0.80)	13.15	17.67	0.48	0.06	1.55[6]	382	27
08-31-2019	12.94	0.17[6]	(0.41)	(0.24)	(0.20)	(0.60)	(0.80)	11.90	(0.96)	0.53	0.06	1.44[6]	168	27
08-31-2018	12.16	0.16[6]	1.20	1.36	(0.20)	(0.38)	(0.58)	12.94	11.37	0.72	0.04	1.28[6]	118	21
Class R6
08-31-2022	16.41	0.17[6]	(2.89)	(2.72)	(0.20)	(1.22)	(1.42)	12.27	(18.21)	0.32	0.01	1.25[6]	16,811	49
08-31-2021	13.17	0.17[6]	3.63	3.80	(0.17)	(0.39)	(0.56)	16.41	29.54	0.31	0.01	1.16[6]	10,594	19
08-31-2020	11.92	0.19[6]	1.87	2.06	(0.24)	(0.57)	(0.81)	13.17	17.71	0.43	—	1.61[6]	3,805	27
08-31-2019	12.95	0.22[6]	(0.45)	(0.23)	(0.20)	(0.60)	(0.80)	11.92	(0.86)	0.48	—	1.84[6]	1,611	27
08-31-2018	12.16	0.14[6]	1.23	1.37	(0.20)	(0.38)	(0.58)	12.95	11.47	0.69	—	1.10[6]	1,402	21
Class 1
08-31-2022	16.40	0.17[6]	(2.90)	(2.73)	(0.19)	(1.22)	(1.41)	12.26	(18.26)	0.36	0.05	1.21[6]	162,083	49
08-31-2021	13.16	0.17[6]	3.63	3.80	(0.17)	(0.39)	(0.56)	16.40	29.52	0.35	0.05	1.12[6]	183,616	19
08-31-2020	11.91	0.21[6]	1.84	2.05	(0.23)	(0.57)	(0.80)	13.16	17.66	0.47	0.05	1.74[6]	128,704	27
08-31-2019	12.94	0.18[6]	(0.41)	(0.23)	(0.20)	(0.60)	(0.80)	11.91	(0.92)	0.52	0.05	1.55[6]	79,730	27
08-31-2018	12.15	0.18[6]	1.19	1.37	(0.20)	(0.38)	(0.58)	12.94	11.43	0.73	0.05	1.40[6]	51,555	21

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.02, $0.01, $0.02 and $0.02 per share and 0.09%, 0.12%, 0.13%, 0.17% and 0.20%, for the periods ended 8-31-22, 8-31-21, 8-31-20, 8-31-19 and 8-31-18, respectively.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	49

Financial highlights continued
Multimanager 2055 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2022	14.51	0.11[6]	(2.56)	(2.45)	(0.12)	(1.15)	(1.27)	10.79	(18.54)	0.69	0.42	0.87[6]	29,003	48
08-31-2021	11.72	0.09[6]	3.21	3.30	(0.10)	(0.41)	(0.51)	14.51	28.87	0.66	0.42	0.71[6]	38,649	20
08-31-2020	10.83	0.14[6]	1.67	1.81	(0.17)	(0.75)	(0.92)	11.72	17.26	0.71	0.43	1.34[6]	23,530	30
08-31-2019	12.19	0.14[6]	(0.45)	(0.31)	(0.16)	(0.89)	(1.05)	10.83	(1.30)	0.68	0.41	1.25[6]	13,755	29
08-31-2018	11.59	0.14[6]	1.12	1.26	(0.16)	(0.50)	(0.66)	12.19	11.09	0.67	0.41	1.21[6]	11,328	14
Class I
08-31-2022	14.56	0.15[6]	(2.56)	(2.41)	(0.17)	(1.15)	(1.32)	10.83	(18.29)	0.39	0.12	1.17[6]	101	48
08-31-2021	11.75	0.13[6]	3.22	3.35	(0.13)	(0.41)	(0.54)	14.56	29.27	0.36	0.11	0.95[6]	135	20
08-31-2020	10.86	0.19[6]	1.65	1.84	(0.20)	(0.75)	(0.95)	11.75	17.57	0.41	0.13	1.80[6]	69	30
08-31-2019	12.22	0.18[6]	(0.45)	(0.27)	(0.20)	(0.89)	(1.09)	10.86	(1.01)	0.39	0.13	1.62[6]	57	29
08-31-2018	11.62	0.15[6]	1.14	1.29	(0.19)	(0.50)	(0.69)	12.22	11.47	0.37	0.11	1.24[6]	54	14
Class R2
08-31-2022	14.50	0.10[6]	(2.56)	(2.46)	(0.11)	(1.15)	(1.26)	10.78	(18.61)	0.78	0.51	0.78[6]	936	48
08-31-2021	11.71	0.10[6]	3.19	3.29	(0.09)	(0.41)	(0.50)	14.50	28.79	0.75	0.51	0.78[6]	1,054	20
08-31-2020	10.83	0.14[6]	1.65	1.79	(0.16)	(0.75)	(0.91)	11.71	17.07	0.80	0.52	1.35[6]	806	30
08-31-2019	12.19	0.11[6]	(0.42)	(0.31)	(0.16)	(0.89)	(1.05)	10.83	(1.35)	0.78	0.51	1.05[6]	602	29
08-31-2018	11.61	0.05[6]	1.20	1.25	(0.17)	(0.50)	(0.67)	12.19	10.98	0.72	0.46	0.41[6]	436	14
Class R4
08-31-2022	14.55	0.15[6]	(2.58)	(2.43)	(0.14)	(1.15)	(1.29)	10.83	(18.27)	0.53	0.16	1.19[6]	44	48
08-31-2021	11.74	0.14[6]	3.20	3.34	(0.12)	(0.41)	(0.53)	14.55	29.19	0.50	0.16	1.05[6]	59	20
08-31-2020	10.85	0.19[6]	1.65	1.84	(0.20)	(0.75)	(0.95)	11.74	17.53	0.55	0.16	1.83[6]	48	30
08-31-2019	12.22	0.18[6]	(0.46)	(0.28)	(0.20)	(0.89)	(1.09)	10.85	(1.04)	0.53	0.16	1.65[6]	44	29
08-31-2018	11.62	0.14[6]	1.14	1.28	(0.18)	(0.50)	(0.68)	12.22	11.32	0.52	0.16	1.18[6]	51	14
Class R5
08-31-2022	14.58	0.16[6]	(2.57)	(2.41)	(0.17)	(1.15)	(1.32)	10.85	(18.21)	0.33	0.06	1.32[6]	2,940	48
08-31-2021	11.76	0.16[6]	3.21	3.37	(0.14)	(0.41)	(0.55)	14.58	29.41	0.30	0.06	1.17[6]	1,337	20
08-31-2020	10.86	0.17[6]	1.69	1.86	(0.21)	(0.75)	(0.96)	11.76	17.72	0.35	0.06	1.59[6]	195	30
08-31-2019	12.23	0.18[6]	(0.46)	(0.28)	(0.20)	(0.89)	(1.09)	10.86	(0.97)	0.33	0.06	1.61[6]	97	29
08-31-2018	11.64	0.17[6]	1.12	1.29	(0.20)	(0.50)	(0.70)	12.23	11.35	0.31	0.05	1.43[6]	223	14
Class R6
08-31-2022	14.58	0.16[6]	(2.56)	(2.40)	(0.18)	(1.15)	(1.33)	10.85	(18.17)	0.28	0.01	1.27[6]	31,635	48
08-31-2021	11.76	0.15[6]	3.23	3.38	(0.15)	(0.41)	(0.56)	14.58	29.47	0.25	0.01	1.11[6]	25,449	20
08-31-2020	10.87	0.18[6]	1.68	1.86	(0.22)	(0.75)	(0.97)	11.76	17.68	0.30	—	1.74[6]	10,042	30
08-31-2019	12.23	0.18[6]	(0.44)	(0.26)	(0.21)	(0.89)	(1.10)	10.87	(0.80)	0.28	—	1.65[6]	5,437	29
08-31-2018	11.63	0.13[6]	1.17	1.30	(0.20)	(0.50)	(0.70)	12.23	11.48	0.27	—	1.07[6]	3,277	14
Class 1
08-31-2022	14.57	0.15[6]	(2.56)	(2.41)	(0.17)	(1.15)	(1.32)	10.84	(18.22)	0.32	0.05	1.22[6]	246,611	48
08-31-2021	11.75	0.15[6]	3.22	3.37	(0.14)	(0.41)	(0.55)	14.57	29.44	0.29	0.05	1.14[6]	292,979	20
08-31-2020	10.86	0.19[6]	1.66	1.85	(0.21)	(0.75)	(0.96)	11.75	17.63	0.34	0.05	1.81[6]	235,255	30
08-31-2019	12.23	0.18[6]	(0.45)	(0.27)	(0.21)	(0.89)	(1.10)	10.86	(0.94)	0.31	0.05	1.63[6]	186,409	29
08-31-2018	11.63	0.19[6]	1.11	1.30	(0.20)	(0.50)	(0.70)	12.23	11.42	0.31	0.05	1.57[6]	170,628	14

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.02, $0.01, $0.02 and $0.02 per share and 0.08%, 0.11%, 0.12%, 0.16% and 0.19%, for the periods ended 8-31-22, 8-31-21, 8-31-20, 8-31-19 and 8-31-18, respectively.
50	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multimanager 2050 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2022	15.43	0.12[6]	(2.73)	(2.61)	(0.12)	(1.22)	(1.34)	11.48	(18.56)	0.66	0.42	0.88[6]	74,589	48
08-31-2021	12.51	0.10[6]	3.42	3.52	(0.12)	(0.48)	(0.60)	15.43	28.92	0.63	0.42	0.75[6]	99,779	19
08-31-2020	11.65	0.16[6]	1.77	1.93	(0.18)	(0.89)	(1.07)	12.51	17.20	0.66	0.43	1.42[6]	73,101	31
08-31-2019	13.29	0.15[6]	(0.51)	(0.36)	(0.16)	(1.12)	(1.28)	11.65	(1.33)	0.62	0.41	1.28[6]	54,552	31
08-31-2018	12.73	0.16[6]	1.20	1.36	(0.17)	(0.63)	(0.80)	13.29	11.00	0.59	0.41	1.22[6]	53,484	18
Class I
08-31-2022	15.48	0.18[6]	(2.75)	(2.57)	(0.17)	(1.22)	(1.39)	11.52	(18.31)	0.36	0.12	1.32[6]	134	48
08-31-2021	12.55	0.09[6]	3.48	3.57	(0.16)	(0.48)	(0.64)	15.48	29.32	0.33	0.11	0.64[6]	187	19
08-31-2020	11.68	0.18[6]	1.80	1.98	(0.22)	(0.89)	(1.11)	12.55	17.49	0.36	0.13	1.53[6]	67	31
08-31-2019	13.32	0.27[6]	(0.59)	(0.32)	(0.20)	(1.12)	(1.32)	11.68	(0.96)	0.33	0.13	2.33[6]	56	31
08-31-2018	12.75	0.18[6]	1.23	1.41	(0.21)	(0.63)	(0.84)	13.32	11.29	0.29	0.11	1.34[6]	61	18
Class R2
08-31-2022	15.42	0.10[6]	(2.72)	(2.62)	(0.11)	(1.22)	(1.33)	11.47	(18.64)	0.75	0.51	0.75[6]	3,904	48
08-31-2021	12.51	0.10[6]	3.41	3.51	(0.12)	(0.48)	(0.60)	15.42	28.78	0.72	0.51	0.71[6]	5,393	19
08-31-2020	11.65	0.15[6]	1.78	1.93	(0.18)	(0.89)	(1.07)	12.51	17.12	0.75	0.51	1.27[6]	1,358	31
08-31-2019	13.29	0.12[6]	(0.49)	(0.37)	(0.15)	(1.12)	(1.27)	11.65	(1.44)	0.71	0.50	1.05[6]	1,264	31
08-31-2018	12.73	0.14[6]	1.21	1.35	(0.16)	(0.63)	(0.79)	13.29	10.92	0.71	0.53	1.07[6]	996	18
Class R4
08-31-2022	15.45	0.14[6]	(2.72)	(2.58)	(0.15)	(1.22)	(1.37)	11.50	(18.39)	0.60	0.26	1.05[6]	1,333	48
08-31-2021	12.52	0.14[6]	3.41	3.55	(0.14)	(0.48)	(0.62)	15.45	29.16	0.57	0.26	0.96[6]	1,476	19
08-31-2020	11.66	0.19[6]	1.76	1.95	(0.20)	(0.89)	(1.09)	12.52	17.37	0.60	0.26	1.67[6]	1,073	31
08-31-2019	13.30	0.18[6]	(0.52)	(0.34)	(0.18)	(1.12)	(1.30)	11.66	(1.13)	0.57	0.26	1.50[6]	776	31
08-31-2018	12.74	0.18[6]	1.21	1.39	(0.20)	(0.63)	(0.83)	13.30	11.17	0.54	0.26	1.39[6]	665	18
Class R5
08-31-2022	15.49	0.16[6]	(2.71)	(2.55)	(0.18)	(1.22)	(1.40)	11.54	(18.19)	0.30	0.06	1.25[6]	2,499	48
08-31-2021	12.55	0.21[6]	3.37	3.58	(0.16)	(0.48)	(0.64)	15.49	29.36	0.27	0.06	1.47[6]	863	19
08-31-2020	11.68	0.24[6]	1.75	1.99	(0.23)	(0.89)	(1.12)	12.55	17.67	0.30	0.06	2.06[6]	29	31
08-31-2019	13.34	0.23[6]	(0.56)	(0.33)	(0.21)	(1.12)	(1.33)	11.68	(1.05)	0.28	0.07	1.84[6]	34	31
08-31-2018	12.77	0.15[6]	1.27	1.42	(0.22)	(0.63)	(0.85)	13.34	11.44	0.22	0.04	1.16[6]	277	18
Class R6
08-31-2022	15.50	0.17[6]	(2.73)	(2.56)	(0.18)	(1.22)	(1.40)	11.54	(18.20)	0.25	0.01	1.26[6]	46,800	48
08-31-2021	12.56	0.16[6]	3.43	3.59	(0.17)	(0.48)	(0.65)	15.50	29.40	0.22	0.01	1.14[6]	43,703	19
08-31-2020	11.69	0.20[6]	1.79	1.99	(0.23)	(0.89)	(1.12)	12.56	17.72	0.25	—	1.79[6]	23,312	31
08-31-2019	13.34	0.18[6]	(0.49)	(0.31)	(0.22)	(1.12)	(1.34)	11.69	(0.90)	0.22	—	1.52[6]	15,426	31
08-31-2018	12.77	0.18[6]	1.25	1.43	(0.23)	(0.63)	(0.86)	13.34	11.48	0.19	—	1.40[6]	8,508	18
Class 1
08-31-2022	15.48	0.16[6]	(2.72)	(2.56)	(0.18)	(1.22)	(1.40)	11.52	(18.26)	0.30	0.05	1.22[6]	369,001	48
08-31-2021	12.54	0.16[6]	3.42	3.58	(0.16)	(0.48)	(0.64)	15.48	29.40	0.26	0.05	1.13[6]	459,795	19
08-31-2020	11.67	0.21[6]	1.78	1.99	(0.23)	(0.89)	(1.12)	12.54	17.69	0.29	0.05	1.85[6]	377,659	31
08-31-2019	13.32	0.20[6]	(0.52)	(0.32)	(0.21)	(1.12)	(1.33)	11.67	(0.97)	0.26	0.05	1.66[6]	329,347	31
08-31-2018	12.75	0.21[6]	1.21	1.42	(0.22)	(0.63)	(0.85)	13.32	11.44	0.23	0.05	1.60[6]	339,982	18

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.02, $0.01, $0.02 and $0.02 per share and 0.07%, 0.10%, 0.11%, 0.15% and 0.18%, for the periods ended 8-31-22, 8-31-21, 8-31-20, 8-31-19 and 8-31-18, respectively.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	51

Financial highlights continued
Multimanager 2045 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2022	13.72	0.11[6]	(2.42)	(2.31)	(0.11)	(1.02)	(1.13)	10.28	(18.42)	0.65	0.42	0.93[6]	137,181	47
08-31-2021	11.22	0.10[6]	3.05	3.15	(0.12)	(0.53)	(0.65)	13.72	28.93	0.61	0.42	0.78[6]	180,069	18
08-31-2020	10.71	0.15[6]	1.61	1.76	(0.17)	(1.08)	(1.25)	11.22	17.15	0.64	0.43	1.45[6]	132,866	32
08-31-2019	12.40	0.14[6]	(0.49)	(0.35)	(0.16)	(1.18)	(1.34)	10.71	(1.29)	0.60	0.41	1.32[6]	104,554	33
08-31-2018	12.17	0.15[6]	1.16	1.31	(0.16)	(0.92)	(1.08)	12.40	11.12	0.56	0.41	1.26[6]	108,685	19
Class I
08-31-2022	13.84	0.14[6]	(2.44)	(2.30)	(0.15)	(1.02)	(1.17)	10.37	(18.23)	0.35	0.12	1.14[6]	309	47
08-31-2021	11.31	0.13[6]	3.08	3.21	(0.15)	(0.53)	(0.68)	13.84	29.28	0.31	0.12	1.02[6]	268	18
08-31-2020	10.77	0.19[6]	1.63	1.82	(0.20)	(1.08)	(1.28)	11.31	17.70	0.34	0.13	1.85[6]	172	32
08-31-2019	12.48	0.14[6]	(0.48)	(0.34)	(0.19)	(1.18)	(1.37)	10.77	(1.12)	0.31	0.12	1.33[6]	199	33
08-31-2018	12.25	0.15[6]	1.20	1.35	(0.20)	(0.92)	(1.12)	12.48	11.37	0.27	0.11	1.18[6]	81	19
Class R2
08-31-2022	13.78	0.10[6]	(2.43)	(2.33)	(0.10)	(1.02)	(1.12)	10.33	(18.48)	0.74	0.51	0.82[6]	5,709	47
08-31-2021	11.27	0.10[6]	3.05	3.15	(0.11)	(0.53)	(0.64)	13.78	28.81	0.71	0.51	0.77[6]	7,060	18
08-31-2020	10.75	0.14[6]	1.62	1.76	(0.16)	(1.08)	(1.24)	11.27	17.08	0.72	0.51	1.33[6]	3,114	32
08-31-2019	12.43	0.13[6]	(0.49)	(0.36)	(0.14)	(1.18)	(1.32)	10.75	(1.36)	0.69	0.51	1.23[6]	2,592	33
08-31-2018	12.21	0.12[6]	1.17	1.29	(0.15)	(0.92)	(1.07)	12.43	10.90	0.67	0.51	0.95[6]	2,404	19
Class R4
08-31-2022	13.78	0.13[6]	(2.44)	(2.31)	(0.13)	(1.02)	(1.15)	10.32	(18.35)	0.59	0.26	1.05[6]	245	47
08-31-2021	11.26	0.12[6]	3.06	3.18	(0.13)	(0.53)	(0.66)	13.78	29.17	0.56	0.26	0.92[6]	262	18
08-31-2020	10.74	0.15[6]	1.63	1.78	(0.18)	(1.08)	(1.26)	11.26	17.38	0.57	0.26	1.47[6]	181	32
08-31-2019	12.43	0.15[6]	(0.48)	(0.33)	(0.18)	(1.18)	(1.36)	10.74	(1.13)	0.54	0.26	1.38[6]	174	33
08-31-2018	12.20	0.22[6]	1.11	1.33	(0.18)	(0.92)	(1.10)	12.43	11.23	0.52	0.26	1.79[6]	263	19
Class R5
08-31-2022	13.88	0.17[6]	(2.46)	(2.29)	(0.16)	(1.02)	(1.18)	10.41	(18.12)	0.29	0.06	1.42[6]	4,843	47
08-31-2021	11.34	0.16[6]	3.06	3.22	(0.15)	(0.53)	(0.68)	13.88	29.36	0.26	0.06	1.23[6]	3,009	18
08-31-2020	10.80	0.19[6]	1.64	1.83	(0.21)	(1.08)	(1.29)	11.34	17.71	0.27	0.06	1.79[6]	1,990	32
08-31-2019	12.50	0.22[6]	(0.54)	(0.32)	(0.20)	(1.18)	(1.38)	10.80	(0.99)	0.25	0.06	1.98[6]	1,484	33
08-31-2018	12.27	0.19[6]	1.17	1.36	(0.21)	(0.92)	(1.13)	12.50	11.42	0.21	0.06	1.53[6]	2,729	19
Class R6
08-31-2022	13.85	0.16[6]	(2.43)	(2.27)	(0.17)	(1.03)	(1.20)	10.38	(18.12)	0.24	0.01	1.35[6]	61,640	47
08-31-2021	11.31	0.15[6]	3.08	3.23	(0.16)	(0.53)	(0.69)	13.85	29.50	0.21	0.01	1.20[6]	60,389	18
08-31-2020	10.78	0.19[6]	1.63	1.82	(0.21)	(1.08)	(1.29)	11.31	17.72	0.22	—	1.84[6]	38,164	32
08-31-2019	12.48	0.18[6]	(0.49)	(0.31)	(0.21)	(1.18)	(1.39)	10.78	(0.89)	0.20	—	1.70[6]	29,020	33
08-31-2018	12.25	0.18[6]	1.18	1.36	(0.21)	(0.92)	(1.13)	12.48	11.48	0.16	—	1.44[6]	12,631	19
Class 1
08-31-2022	13.86	0.15[6]	(2.44)	(2.29)	(0.16)	(1.02)	(1.18)	10.39	(18.14)	0.28	0.05	1.28[6]	601,581	47
08-31-2021	11.32	0.15[6]	3.07	3.22	(0.15)	(0.53)	(0.68)	13.86	29.42	0.25	0.05	1.16[6]	765,559	18
08-31-2020	10.79	0.20[6]	1.62	1.82	(0.21)	(1.08)	(1.29)	11.32	17.65	0.26	0.05	1.88[6]	638,101	32
08-31-2019	12.49	0.19[6]	(0.51)	(0.32)	(0.20)	(1.18)	(1.38)	10.79	(0.95)	0.23	0.05	1.69[6]	599,868	33
08-31-2018	12.25	0.20[6]	1.17	1.37	(0.21)	(0.92)	(1.13)	12.49	11.52	0.20	0.05	1.63[6]	669,149	19

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.02, $0.01, $0.02 and $0.02 per share and 0.09%, 0.12%, 0.13%, 0.16% and 0.19%, for the periods ended 8-31-22, 8-31-21, 8-31-20, 8-31-19 and 8-31-18, respectively.
52	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multimanager 2040 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2022	13.88	0.13[6]	(2.43)	(2.30)	(0.12)	(1.05)	(1.17)	10.41	(18.12)	0.66	0.42	1.09[6]	160,083	49
08-31-2021	11.50	0.11[6]	2.95	3.06	(0.12)	(0.56)	(0.68)	13.88	27.48	0.62	0.42	0.85[6]	210,327	21
08-31-2020	10.91	0.16[6]	1.63	1.79	(0.17)	(1.03)	(1.20)	11.50	17.18	0.64	0.43	1.50[6]	159,569	33
08-31-2019	12.56	0.15[6]	(0.47)	(0.32)	(0.17)	(1.16)	(1.33)	10.91	(1.09)	0.60	0.41	1.35[6]	127,736	33
08-31-2018	12.29	0.16[6]	1.13	1.29	(0.17)	(0.85)	(1.02)	12.56	10.83	0.56	0.41	1.26[6]	127,662	19
Class I
08-31-2022	14.00	0.21[6]	(2.49)	(2.28)	(0.16)	(1.05)	(1.21)	10.51	(17.86)	0.36	0.11	1.67[6]	616	49
08-31-2021	11.58	0.13[6]	3.00	3.13	(0.15)	(0.56)	(0.71)	14.00	27.96	0.32	0.11	1.04[6]	1,468	21
08-31-2020	10.98	0.20[6]	1.64	1.84	(0.21)	(1.03)	(1.24)	11.58	17.51	0.34	0.13	1.88[6]	645	33
08-31-2019	12.64	0.14[6]	(0.44)	(0.30)	(0.20)	(1.16)	(1.36)	10.98	(0.85)	0.30	0.12	1.27[6]	325	33
08-31-2018	12.36	0.27[6]	1.07	1.34	(0.21)	(0.85)	(1.06)	12.64	11.16	0.26	0.11	2.15[6]	122	19
Class R2
08-31-2022	13.92	0.12[6]	(2.44)	(2.32)	(0.11)	(1.05)	(1.16)	10.44	(18.21)	0.75	0.51	1.00[6]	5,170	49
08-31-2021	11.53	0.10[6]	2.96	3.06	(0.11)	(0.56)	(0.67)	13.92	27.42	0.72	0.51	0.78[6]	7,442	21
08-31-2020	10.94	0.16[6]	1.63	1.79	(0.17)	(1.03)	(1.20)	11.53	17.04	0.73	0.51	1.50[6]	1,108	33
08-31-2019	12.58	0.11[6]	(0.44)	(0.33)	(0.15)	(1.16)	(1.31)	10.94	(1.18)	0.69	0.51	1.04[6]	987	33
08-31-2018	12.31	0.22[6]	1.06	1.28	(0.16)	(0.85)	(1.01)	12.58	10.71	0.67	0.52	1.77[6]	651	19
Class R4
08-31-2022	13.90	0.15[6]	(2.42)	(2.27)	(0.15)	(1.05)	(1.20)	10.43	(17.96)	0.60	0.26	1.24[6]	381	49
08-31-2021	11.51	0.13[6]	2.96	3.09	(0.14)	(0.56)	(0.70)	13.90	27.71	0.57	0.26	1.02[6]	387	21
08-31-2020	10.92	0.18[6]	1.63	1.81	(0.19)	(1.03)	(1.22)	11.51	17.35	0.58	0.26	1.66[6]	276	33
08-31-2019	12.57	0.17[6]	(0.48)	(0.31)	(0.18)	(1.16)	(1.34)	10.92	(0.94)	0.54	0.26	1.51[6]	224	33
08-31-2018	12.30	0.22[6]	1.09	1.31	(0.19)	(0.85)	(1.04)	12.57	10.97	0.50	0.24	1.72[6]	252	19
Class R5
08-31-2022	14.02	0.17[6]	(2.42)	(2.25)	(0.18)	(1.06)	(1.24)	10.53	(17.78)	0.30	0.06	1.42[6]	4,902	49
08-31-2021	11.60	0.18[6]	2.96	3.14	(0.16)	(0.56)	(0.72)	14.02	27.97	0.27	0.06	1.34[6]	2,404	21
08-31-2020	10.99	0.18[6]	1.67	1.85	(0.21)	(1.03)	(1.24)	11.60	17.66	0.28	0.06	1.73[6]	327	33
08-31-2019	12.65	0.23[6]	(0.52)	(0.29)	(0.21)	(1.16)	(1.37)	10.99	(0.78)	0.25	0.06	1.99[6]	192	33
08-31-2018	12.37	0.21[6]	1.14	1.35	(0.22)	(0.85)	(1.07)	12.65	11.22	0.21	0.06	1.65[6]	830	19
Class R6
08-31-2022	13.98	0.18[6]	(2.43)	(2.25)	(0.18)	(1.05)	(1.23)	10.50	(17.72)	0.25	0.01	1.52[6]	65,036	49
08-31-2021	11.57	0.16[6]	2.97	3.13	(0.16)	(0.56)	(0.72)	13.98	28.02	0.22	0.01	1.24[6]	70,130	21
08-31-2020	10.97	0.20[6]	1.65	1.85	(0.22)	(1.03)	(1.25)	11.57	17.66	0.23	—	1.88[6]	38,274	33
08-31-2019	12.63	0.20[6]	(0.49)	(0.29)	(0.21)	(1.16)	(1.37)	10.97	(0.71)	0.19	—	1.85[6]	28,782	33
08-31-2018	12.35	0.18[6]	1.17	1.35	(0.22)	(0.85)	(1.07)	12.63	11.29	0.16	—	1.43[6]	14,476	19
Class 1
08-31-2022	13.99	0.18[6]	(2.44)	(2.26)	(0.17)	(1.05)	(1.22)	10.51	(17.74)	0.29	0.05	1.44[6]	632,481	49
08-31-2021	11.58	0.16[6]	2.97	3.13	(0.16)	(0.56)	(0.72)	13.99	27.93	0.26	0.05	1.24[6]	812,243	21
08-31-2020	10.98	0.20[6]	1.65	1.85	(0.22)	(1.03)	(1.25)	11.58	17.59	0.26	0.05	1.92[6]	690,481	33
08-31-2019	12.64	0.19[6]	(0.48)	(0.29)	(0.21)	(1.16)	(1.37)	10.98	(0.77)	0.23	0.05	1.74[6]	656,081	33
08-31-2018	12.36	0.21[6]	1.14	1.35	(0.22)	(0.85)	(1.07)	12.64	11.23	0.20	0.05	1.65[6]	722,948	19

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of $0.01, $0.01, $0.01, $0.02 and $0.02 per share and 0.08%, 0.11%, 0.12%, 0.16% and 0.19%, for the periods ended 8-31-22, 8-31-21, 8-31-20, 8-31-19 and 8-31-18, respectively.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	53

Financial highlights continued
Multimanager 2035 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2022	13.46	0.15[6]	(2.27)	(2.12)	(0.16)	(1.05)	(1.21)	10.13	(17.39)	0.67	0.42	1.28[6]	187,557	49
08-31-2021	11.39	0.13[6]	2.63	2.76	(0.12)	(0.57)	(0.69)	13.46	25.10	0.63	0.42	1.01[6]	243,658	26
08-31-2020	10.89	0.17[6]	1.52	1.69	(0.19)	(1.00)	(1.19)	11.39	16.21	0.64	0.43	1.58[6]	188,821	34
08-31-2019	12.38	0.17[6]	(0.40)	(0.23)	(0.18)	(1.08)	(1.26)	10.89	(0.46)	0.59	0.41	1.51[6]	146,789	34
08-31-2018	12.28	0.17[6]	1.02	1.19	(0.18)	(0.91)	(1.09)	12.38	10.05	0.56	0.41	1.38[6]	152,404	19
Class I
08-31-2022	13.54	0.24[6]	(2.34)	(2.10)	(0.20)	(1.05)	(1.25)	10.19	(17.19)	0.37	0.12	2.10[6]	119	49
08-31-2021	11.45	0.09[6]	2.73	2.82	(0.16)	(0.57)	(0.73)	13.54	25.53	0.33	0.11	0.76[6]	100	26
08-31-2020	10.96	0.09[6]	1.64	1.73	(0.24)	(1.00)	(1.24)	11.45	16.50	0.34	0.13	0.92[6]	16	34
08-31-2019	12.46	0.28[6]	(0.48)	(0.20)	(0.22)	(1.08)	(1.30)	10.96	(0.18)	0.31	0.13	2.38[6]	2	34
08-31-2018	12.36	0.21[6]	1.02	1.23	(0.22)	(0.91)	(1.13)	12.46	10.30	0.26	0.11	1.72[6]	347	19
Class R2
08-31-2022	13.53	0.14[6]	(2.29)	(2.15)	(0.15)	(1.05)	(1.20)	10.18	(17.52)	0.76	0.51	1.15[6]	8,291	49
08-31-2021	11.44	0.13[6]	2.65	2.78	(0.12)	(0.57)	(0.69)	13.53	25.09	0.72	0.51	1.01[6]	10,905	26
08-31-2020	10.93	0.16[6]	1.53	1.69	(0.18)	(1.00)	(1.18)	11.44	16.13	0.73	0.51	1.56[6]	3,075	34
08-31-2019	12.42	0.16[6]	(0.40)	(0.24)	(0.17)	(1.08)	(1.25)	10.93	(0.57)	0.69	0.51	1.42[6]	2,021	34
08-31-2018	12.32	0.14[6]	1.04	1.18	(0.17)	(0.91)	(1.08)	12.42	9.91	0.66	0.51	1.17[6]	2,064	19
Class R4
08-31-2022	13.54	0.16[6]	(2.27)	(2.11)	(0.18)	(1.05)	(1.23)	10.20	(17.22)	0.56	0.21	1.42[6]	171	49
08-31-2021	11.45	0.15[6]	2.65	2.80	(0.14)	(0.57)	(0.71)	13.54	25.33	0.56	0.24	1.16[6]	128	26
08-31-2020	10.94	0.19[6]	1.53	1.72	(0.21)	(1.00)	(1.21)	11.45	16.42	0.58	0.26	1.79[6]	91	34
08-31-2019	12.44	0.17[6]	(0.39)	(0.22)	(0.20)	(1.08)	(1.28)	10.94	(0.37)	0.54	0.26	1.49[6]	87	34
08-31-2018	12.34	0.19[6]	1.02	1.21	(0.20)	(0.91)	(1.11)	12.44	10.17	0.50	0.25	1.53[6]	627	19
Class R5
08-31-2022	13.59	0.17[6]	(2.28)	(2.11)	(0.20)	(1.05)	(1.25)	10.23	(17.15)	0.31	0.06	1.50[6]	7,777	49
08-31-2021	11.48	0.18[6]	2.66	2.84	(0.16)	(0.57)	(0.73)	13.59	25.64	0.28	0.06	1.45[6]	4,223	26
08-31-2020	10.96	0.20[6]	1.55	1.75	(0.23)	(1.00)	(1.23)	11.48	16.71	0.28	0.06	1.89[6]	260	34
08-31-2019	12.46	0.21[6]	(0.41)	(0.20)	(0.22)	(1.08)	(1.30)	10.96	(0.13)	0.24	0.06	1.79[6]	289	34
08-31-2018	12.36	0.21[6]	1.02	1.23	(0.22)	(0.91)	(1.13)	12.46	10.36	0.21	0.06	1.71[6]	1,008	19
Class R6
08-31-2022	13.58	0.20[6]	(2.30)	(2.10)	(0.21)	(1.05)	(1.26)	10.22	(17.11)	0.26	0.01	1.71[6]	74,714	49
08-31-2021	11.47	0.18[6]	2.67	2.85	(0.17)	(0.57)	(0.74)	13.58	25.73	0.23	0.01	1.40[6]	80,488	26
08-31-2020	10.96	0.20[6]	1.54	1.74	(0.23)	(1.00)	(1.23)	11.47	16.68	0.23	—	1.87[6]	46,792	34
08-31-2019	12.46	0.20[6]	(0.39)	(0.19)	(0.23)	(1.08)	(1.31)	10.96	(0.05)	0.19	—	1.88[6]	31,906	34
08-31-2018	12.35	0.20[6]	1.05	1.25	(0.23)	(0.91)	(1.14)	12.46	10.51	0.16	—	1.61[6]	17,412	19
Class 1
08-31-2022	13.59	0.19[6]	(2.29)	(2.10)	(0.21)	(1.05)	(1.26)	10.23	(17.14)	0.30	0.05	1.62[6]	750,728	49
08-31-2021	11.48	0.17[6]	2.67	2.84	(0.16)	(0.57)	(0.73)	13.59	25.65	0.27	0.05	1.39[6]	967,161	26
08-31-2020	10.97	0.21[6]	1.53	1.74	(0.23)	(1.00)	(1.23)	11.48	16.61	0.27	0.05	2.01[6]	853,701	34
08-31-2019	12.47	0.21[6]	(0.41)	(0.20)	(0.22)	(1.08)	(1.30)	10.97	(0.10)	0.23	0.05	1.89[6]	823,762	34
08-31-2018	12.36	0.22[6]	1.02	1.24	(0.22)	(0.91)	(1.13)	12.47	10.45	0.20	0.05	1.78[6]	915,487	19

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005, $0.01, $0.01, $0.02 and $0.02 per share and 0.04%, 0.08%, 0.09%, 0.15% and 0.19%, for the periods ended 8-31-22, 8-31-21, 8-31-20, 8-31-19 and 8-31-18, respectively.
54	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multimanager 2030 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2022	12.84	0.18[6]	(2.09)	(1.91)	(0.18)	(0.91)	(1.09)	9.84	(16.34)	0.67	0.42	1.60[6]	223,543	46
08-31-2021	11.10	0.14[6]	2.26	2.40	(0.14)	(0.52)	(0.66)	12.84	22.37	0.64	0.42	1.21[6]	290,842	30
08-31-2020	10.64	0.17[6]	1.36	1.53	(0.19)	(0.88)	(1.07)	11.10	15.07	0.65	0.43	1.68[6]	226,690	33
08-31-2019	11.87	0.19[6]	(0.26)	(0.07)	(0.21)	(0.95)	(1.16)	10.64	0.69	0.60	0.41	1.74[6]	182,499	40
08-31-2018	11.91	0.19[6]	0.83	1.02	(0.20)	(0.86)	(1.06)	11.87	8.79	0.56	0.41	1.60[6]	185,975	20
Class I
08-31-2022	12.82	0.19[6]	(2.07)	(1.88)	(0.21)	(0.91)	(1.12)	9.82	(16.11)	0.37	0.12	1.71[6]	1,804	46
08-31-2021	11.07	0.19[6]	2.25	2.44	(0.17)	(0.52)	(0.69)	12.82	22.84	0.34	0.12	1.59[6]	1,754	30
08-31-2020	10.61	0.19[6]	1.38	1.57	(0.23)	(0.88)	(1.11)	11.07	15.44	0.35	0.13	1.86[6]	1,260	33
08-31-2019	11.85	0.21[6]	(0.26)	(0.05)	(0.24)	(0.95)	(1.19)	10.61	0.96	0.31	0.13	2.01[6]	891	40
08-31-2018	11.90	0.20[6]	0.84	1.04	(0.23)	(0.86)	(1.09)	11.85	9.01	0.26	0.11	1.70[6]	755	20
Class R2
08-31-2022	12.73	0.17[6]	(2.07)	(1.90)	(0.17)	(0.91)	(1.08)	9.75	(16.40)	0.76	0.50	1.50[6]	8,911	46
08-31-2021	11.01	0.14[6]	2.23	2.37	(0.13)	(0.52)	(0.65)	12.73	22.29	0.73	0.51	1.13[6]	12,297	30
08-31-2020	10.56	0.17[6]	1.35	1.52	(0.19)	(0.88)	(1.07)	11.01	15.00	0.74	0.52	1.62[6]	3,304	33
08-31-2019	11.79	0.19[6]	(0.27)	(0.08)	(0.20)	(0.95)	(1.15)	10.56	0.58	0.68	0.50	1.82[6]	2,744	40
08-31-2018	11.84	0.18[6]	0.82	1.00	(0.19)	(0.86)	(1.05)	11.79	8.66	0.66	0.51	1.52[6]	2,347	20
Class R4
08-31-2022	12.78	0.20[6]	(2.09)	(1.89)	(0.20)	(0.91)	(1.11)	9.78	(16.27)	0.62	0.26	1.75[6]	767	46
08-31-2021	11.04	0.16[6]	2.26	2.42	(0.16)	(0.52)	(0.68)	12.78	22.67	0.58	0.26	1.36[6]	845	30
08-31-2020	10.59	0.20[6]	1.34	1.54	(0.21)	(0.88)	(1.09)	11.04	15.23	0.59	0.27	1.91[6]	556	33
08-31-2019	11.82	0.22[6]	(0.28)	(0.06)	(0.22)	(0.95)	(1.17)	10.59	0.86	0.54	0.26	2.07[6]	451	40
08-31-2018	11.87	0.22[6]	0.80	1.02	(0.21)	(0.86)	(1.07)	11.82	8.88	0.51	0.25	1.85[6]	509	20
Class R5
08-31-2022	12.81	0.21[6]	(2.08)	(1.87)	(0.22)	(0.91)	(1.13)	9.81	(16.07)	0.32	0.06	1.92[6]	8,677	46
08-31-2021	11.06	0.20[6]	2.25	2.45	(0.18)	(0.52)	(0.70)	12.81	22.92	0.28	0.06	1.66[6]	6,770	30
08-31-2020	10.61	0.25[6]	1.31	1.56	(0.23)	(0.88)	(1.11)	11.06	15.44	0.28	0.06	2.36[6]	747	33
08-31-2019	11.85	0.22[6]	(0.26)	(0.04)	(0.25)	(0.95)	(1.20)	10.61	1.03	0.25	0.06	2.08[6]	947	40
08-31-2018	11.89	0.22[6]	0.84	1.06	(0.24)	(0.86)	(1.10)	11.85	9.19	0.21	0.06	1.90[6]	1,902	20
Class R6
08-31-2022	12.81	0.23[6]	(2.09)	(1.86)	(0.23)	(0.91)	(1.14)	9.81	(16.03)	0.27	0.01	2.02[6]	85,111	46
08-31-2021	11.06	0.19[6]	2.26	2.45	(0.18)	(0.52)	(0.70)	12.81	22.98	0.23	0.01	1.59[6]	89,308	30
08-31-2020	10.61	0.21[6]	1.36	1.57	(0.24)	(0.88)	(1.12)	11.06	15.50	0.23	—	2.05[6]	53,240	33
08-31-2019	11.85	0.22[6]	(0.25)	(0.03)	(0.26)	(0.95)	(1.21)	10.61	1.10	0.20	—	2.08[6]	38,634	40
08-31-2018	11.89	0.21[6]	0.85	1.06	(0.24)	(0.86)	(1.10)	11.85	9.24	0.16	—	1.79[6]	21,191	20
Class 1
08-31-2022	12.82	0.22[6]	(2.09)	(1.87)	(0.22)	(0.91)	(1.13)	9.82	(16.13)	0.31	0.05	1.95[6]	851,307	46
08-31-2021	11.07	0.19[6]	2.26	2.45	(0.18)	(0.52)	(0.70)	12.82	22.91	0.27	0.05	1.60[6]	1,081,454	30
08-31-2020	10.62	0.22[6]	1.34	1.56	(0.23)	(0.88)	(1.11)	11.07	15.43	0.27	0.05	2.11[6]	978,135	33
08-31-2019	11.85	0.23[6]	(0.26)	(0.03)	(0.25)	(0.95)	(1.20)	10.62	1.12	0.23	0.05	2.12[6]	967,661	40
08-31-2018	11.90	0.23[6]	0.82	1.05	(0.24)	(0.86)	(1.10)	11.85	9.09	0.20	0.05	1.98[6]	1,081,097	20

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005, $0.01, $0.01, $0.02 and $0.02 per share and 0.04%, 0.09%, 0.10%, 0.16% and 0.20%, for the periods ended 8-31-22, 8-31-21, 8-31-20, 8-31-19 and 8-31-18, respectively.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	55

Financial highlights continued
Multimanager 2025 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2022	12.17	0.21[6]	(1.83)	(1.62)	(0.20)	(0.93)	(1.13)	9.42	(14.73)	0.69	0.42	1.97[6]	207,424	45
08-31-2021	10.79	0.17[6]	1.88	2.05	(0.16)	(0.51)	(0.67)	12.17	19.63	0.66	0.42	1.49[6]	270,307	30
08-31-2020	10.44	0.18[6]	1.14	1.32	(0.21)	(0.76)	(0.97)	10.79	13.24	0.66	0.43	1.75[6]	213,868	35
08-31-2019	11.46	0.21[6]	(0.14)	0.07	(0.23)	(0.86)	(1.09)	10.44	1.80	0.60	0.41	2.01[6]	180,550	39
08-31-2018	11.62	0.21[6]	0.63	0.84	(0.22)	(0.78)	(1.00)	11.46	7.40	0.56	0.41	1.83[6]	176,446	21
Class I
08-31-2022	12.13	0.24[6]	(1.81)	(1.57)	(0.24)	(0.93)	(1.17)	9.39	(14.43)	0.39	0.12	2.26[6]	1,856	45
08-31-2021	10.76	0.22[6]	1.85	2.07	(0.19)	(0.51)	(0.70)	12.13	19.90	0.36	0.12	1.90[6]	2,701	30
08-31-2020	10.41	0.20[6]	1.16	1.36	(0.25)	(0.76)	(1.01)	10.76	13.61	0.36	0.13	1.96[6]	2,094	35
08-31-2019	11.43	0.15[6]	(0.05)	0.10	(0.26)	(0.86)	(1.12)	10.41	2.17	0.31	0.12	1.55[6]	1,502	39
08-31-2018	11.59	0.24[6]	0.63	0.87	(0.25)	(0.78)	(1.03)	11.43	7.73	0.27	0.11	2.09[6]	81	21
Class R2
08-31-2022	12.07	0.20[6]	(1.81)	(1.61)	(0.19)	(0.93)	(1.12)	9.34	(14.77)	0.79	0.51	1.87[6]	8,960	45
08-31-2021	10.71	0.17[6]	1.85	2.02	(0.15)	(0.51)	(0.66)	12.07	19.51	0.72	0.48	1.46[6]	13,021	30
08-31-2020	10.37	0.16[6]	1.15	1.31	(0.21)	(0.76)	(0.97)	10.71	13.16	0.75	0.52	1.62[6]	4,775	35
08-31-2019	11.39	0.18[6]	(0.12)	0.06	(0.22)	(0.86)	(1.08)	10.37	1.71	0.69	0.50	1.80[6]	4,273	39
08-31-2018	11.56	0.20[6]	0.62	0.82	(0.21)	(0.78)	(0.99)	11.39	7.26	0.66	0.50	1.75[6]	2,723	21
Class R4
08-31-2022	12.13	0.22[6]	(1.81)	(1.59)	(0.22)	(0.93)	(1.15)	9.39	(14.56)	0.63	0.26	2.08[6]	670	45
08-31-2021	10.76	0.19[6]	1.86	2.05	(0.17)	(0.51)	(0.68)	12.13	19.76	0.59	0.25	1.65[6]	698	30
08-31-2020	10.41	0.20[6]	1.14	1.34	(0.23)	(0.76)	(0.99)	10.76	13.45	0.60	0.26	1.95[6]	488	35
08-31-2019	11.44	0.23[6]	(0.15)	0.08	(0.25)	(0.86)	(1.11)	10.41	1.91	0.55	0.26	2.22[6]	736	39
08-31-2018	11.60	0.22[6]	0.64	0.86	(0.24)	(0.78)	(1.02)	11.44	7.56	0.52	0.26	1.96[6]	759	21
Class R5
08-31-2022	12.12	0.24[6]	(1.81)	(1.57)	(0.24)	(0.93)	(1.17)	9.38	(14.40)	0.33	0.06	2.28[6]	7,409	45
08-31-2021	10.75	0.23[6]	1.84	2.07	(0.19)	(0.51)	(0.70)	12.12	19.98	0.30	0.06	1.98[6]	4,855	30
08-31-2020	10.40	0.23[6]	1.13	1.36	(0.25)	(0.76)	(1.01)	10.75	13.71	0.30	0.06	2.25[6]	1,251	35
08-31-2019	11.43	0.25[6]	(0.15)	0.10	(0.27)	(0.86)	(1.13)	10.40	2.14	0.25	0.07	2.37[6]	1,342	39
08-31-2018	11.60	0.23[6]	0.64	0.87	(0.26)	(0.78)	(1.04)	11.43	7.71	0.21	0.05	2.06[6]	1,635	21
Class R6
08-31-2022	12.11	0.26[6]	(1.82)	(1.56)	(0.25)	(0.93)	(1.18)	9.37	(14.36)	0.28	0.01	2.41[6]	63,101	45
08-31-2021	10.74	0.21[6]	1.87	2.08	(0.20)	(0.51)	(0.71)	12.11	20.06	0.25	0.01	1.89[6]	70,692	30
08-31-2020	10.40	0.21[6]	1.15	1.36	(0.26)	(0.76)	(1.02)	10.74	13.67	0.25	—	2.12[6]	48,742	35
08-31-2019	11.42	0.25[6]	(0.13)	0.12	(0.28)	(0.86)	(1.14)	10.40	2.31	0.20	—	2.44[6]	38,659	39
08-31-2018	11.59	0.24[6]	0.64	0.88	(0.27)	(0.78)	(1.05)	11.42	7.77	0.17	—	2.14[6]	22,698	21
Class 1
08-31-2022	12.12	0.25[6]	(1.82)	(1.57)	(0.24)	(0.93)	(1.17)	9.38	(14.40)	0.32	0.05	2.34[6]	731,490	45
08-31-2021	10.75	0.21[6]	1.86	2.07	(0.19)	(0.51)	(0.70)	12.12	19.99	0.29	0.05	1.87[6]	989,063	30
08-31-2020	10.40	0.22[6]	1.14	1.36	(0.25)	(0.76)	(1.01)	10.75	13.71	0.28	0.05	2.19[6]	935,821	35
08-31-2019	11.43	0.25[6]	(0.15)	0.10	(0.27)	(0.86)	(1.13)	10.40	2.15	0.24	0.05	2.42[6]	983,455	39
08-31-2018	11.60	0.25[6]	0.62	0.87	(0.26)	(0.78)	(1.04)	11.43	7.71	0.20	0.05	2.21[6]	1,136,209	21

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005, $0.01, $0.01, $0.02 and $0.02 per share and 0.04%, 0.08%, 0.09%, 0.15% and 0.19%, for the periods ended 8-31-22, 8-31-21, 8-31-20, 8-31-19 and 8-31-18, respectively.
56	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multimanager 2020 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2022	10.90	0.22[6]	(1.49)	(1.27)	(0.22)	(0.90)	(1.12)	8.51	(13.07)	0.72	0.42	2.32[6]	176,088	38
08-31-2021	10.06	0.19[6]	1.39	1.58	(0.18)	(0.56)	(0.74)	10.90	16.29	0.69	0.42	1.79[6]	234,516	29
08-31-2020	9.89	0.18[6]	0.89	1.07	(0.23)	(0.67)	(0.90)	10.06	11.32	0.69	0.43	1.93[6]	193,591	37
08-31-2019	10.66	0.22[6]	(0.03)	0.19	(0.24)	(0.72)	(0.96)	9.89	2.89	0.62	0.41	2.27[6]	171,370	40
08-31-2018	10.93	0.22[6]	0.41	0.63	(0.23)	(0.67)	(0.90)	10.66	5.92	0.57	0.41	2.02[6]	171,973	19
Class I
08-31-2022	10.92	0.29[6]	(1.53)	(1.24)	(0.25)	(0.90)	(1.15)	8.53	(12.78)	0.42	0.12	2.98[6]	344	38
08-31-2021	10.08	0.21[6]	1.39	1.60	(0.20)	(0.56)	(0.76)	10.92	16.57	0.39	0.12	2.04[6]	446	29
08-31-2020	9.90	0.20[6]	0.91	1.11	(0.26)	(0.67)	(0.93)	10.08	11.75	0.39	0.12	2.12[6]	477	37
08-31-2019	10.67	0.26[6]	(0.04)	0.22	(0.27)	(0.72)	(0.99)	9.90	3.23	0.33	0.13	2.63[6]	230	40
08-31-2018	10.94	0.23[6]	0.43	0.66	(0.26)	(0.67)	(0.93)	10.67	6.23	0.28	0.11	2.21[6]	705	19
Class R2
08-31-2022	10.84	0.21[6]	(1.48)	(1.27)	(0.21)	(0.90)	(1.11)	8.46	(13.13)	0.81	0.50	2.22[6]	5,397	38
08-31-2021	10.01	0.19[6]	1.37	1.56	(0.17)	(0.56)	(0.73)	10.84	16.20	0.73	0.45	1.86[6]	6,093	29
08-31-2020	9.84	0.18[6]	0.89	1.07	(0.23)	(0.67)	(0.90)	10.01	11.30	0.77	0.51	1.88[6]	1,014	37
08-31-2019	10.61	0.22[6]	(0.04)	0.18	(0.23)	(0.72)	(0.95)	9.84	2.77	0.71	0.51	2.23[6]	1,098	40
08-31-2018	10.89	0.20[6]	0.41	0.61	(0.22)	(0.67)	(0.89)	10.61	5.74	0.67	0.51	1.86[6]	1,440	19
Class R4
08-31-2022	10.85	0.28[6]	(1.53)	(1.25)	(0.24)	(0.90)	(1.14)	8.46	(12.99)	0.66	0.26	2.80[6]	263	38
08-31-2021	10.01	0.21[6]	1.38	1.59	(0.19)	(0.56)	(0.75)	10.85	16.55	0.63	0.25	2.04[6]	599	29
08-31-2020	9.85	0.21[6]	0.87	1.08	(0.25)	(0.67)	(0.92)	10.01	11.45	0.63	0.27	2.23[6]	144	37
08-31-2019	10.62	0.23[6]	(0.02)	0.21	(0.26)	(0.72)	(0.98)	9.85	3.07	0.56	0.26	2.39[6]	239	40
08-31-2018	10.89	0.27[6]	0.37	0.64	(0.24)	(0.67)	(0.91)	10.62	6.11	0.52	0.25	2.51[6]	211	19
Class R5
08-31-2022	10.90	0.26[6]	(1.49)	(1.23)	(0.26)	(0.90)	(1.16)	8.51	(12.75)	0.36	0.06	2.71[6]	7,380	38
08-31-2021	10.06	0.23[6]	1.38	1.61	(0.21)	(0.56)	(0.77)	10.90	16.68	0.33	0.06	2.23[6]	8,917	29
08-31-2020	9.89	0.23[6]	0.88	1.11	(0.27)	(0.67)	(0.94)	10.06	11.74	0.33	0.06	2.37[6]	3,949	37
08-31-2019	10.66	0.27[6]	(0.04)	0.23	(0.28)	(0.72)	(1.00)	9.89	3.29	0.27	0.06	2.71[6]	3,778	40
08-31-2018	10.93	0.25[6]	0.42	0.67	(0.27)	(0.67)	(0.94)	10.66	6.29	0.22	0.06	2.37[6]	5,384	19
Class R6
08-31-2022	10.88	0.26[6]	(1.49)	(1.23)	(0.26)	(0.90)	(1.16)	8.49	(12.73)	0.31	0.01	2.73[6]	29,900	38
08-31-2021	10.04	0.23[6]	1.38	1.61	(0.21)	(0.56)	(0.77)	10.88	16.77	0.29	0.01	2.24[6]	33,944	29
08-31-2020	9.87	0.23[6]	0.89	1.12	(0.28)	(0.67)	(0.95)	10.04	11.82	0.28	—	2.39[6]	28,864	37
08-31-2019	10.65	0.26[6]	(0.03)	0.23	(0.29)	(0.72)	(1.01)	9.87	3.28	0.21	—	2.67[6]	28,384	40
08-31-2018	10.92	0.25[6]	0.42	0.67	(0.27)	(0.67)	(0.94)	10.65	6.36	0.17	—	2.32[6]	16,997	19
Class 1
08-31-2022	10.90	0.26[6]	(1.50)	(1.24)	(0.26)	(0.90)	(1.16)	8.50	(12.84)	0.35	0.05	2.69[6]	330,749	38
08-31-2021	10.06	0.23[6]	1.38	1.61	(0.21)	(0.56)	(0.77)	10.90	16.69	0.33	0.05	2.19[6]	471,564	29
08-31-2020	9.89	0.23[6]	0.88	1.11	(0.27)	(0.67)	(0.94)	10.06	11.75	0.31	0.05	2.37[6]	508,214	37
08-31-2019	10.66	0.27[6]	(0.04)	0.23	(0.28)	(0.72)	(1.00)	9.89	3.32	0.25	0.05	2.69[6]	590,329	40
08-31-2018	10.93	0.26[6]	0.41	0.67	(0.27)	(0.67)	(0.94)	10.66	6.29	0.21	0.05	2.44[6]	733,558	19

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005, $0.01, $0.01, $0.02 and $0.02 per share and 0.04%, 0.07%, 0.09%, 0.15% and 0.20%, for the periods ended 8-31-22, 8-31-21, 8-31-20, 8-31-19 and 8-31-18 respectively.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	57

Financial highlights continued
Multimanager 2015 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2022	9.73	0.22[6]	(1.27)	(1.05)	(0.22)	(0.62)	(0.84)	7.84	(11.87)	0.78	0.42	2.56[6]	85,355	36
08-31-2021	9.15	0.19[6]	1.08	1.27	(0.18)	(0.51)	(0.69)	9.73	14.43	0.75	0.42	2.00[6]	109,061	27
08-31-2020	9.12	0.18[6]	0.66	0.84	(0.23)	(0.58)	(0.81)	9.15	9.64	0.76	0.43	2.06[6]	97,644	41
08-31-2019	9.75	0.23[6]	0.04	0.27	(0.26)	(0.64)	(0.90)	9.12	3.85	0.66	0.41	2.53[6]	91,688	41
08-31-2018	10.13	0.22[6]	0.23	0.45	(0.24)	(0.59)	(0.83)	9.75	4.54	0.60	0.41	2.22[6]	98,847	17
Class I
08-31-2022	9.74	0.24[6]	(1.29)	(1.05)	(0.24)	(0.61)	(0.85)	7.84	(11.69)	0.48	0.12	2.81[6]	1,399	36
08-31-2021	9.16	0.22[6]	1.07	1.29	(0.20)	(0.51)	(0.71)	9.74	14.73	0.45	0.12	2.31[6]	863	27
08-31-2020	9.13	0.21[6]	0.66	0.87	(0.26)	(0.58)	(0.84)	9.16	9.97	0.46	0.13	2.38[6]	823	41
08-31-2019	9.76	0.25[6]	0.05	0.30	(0.29)	(0.64)	(0.93)	9.13	4.21	0.37	0.13	2.82[6]	670	41
08-31-2018	10.14	0.24[6]	0.24	0.48	(0.27)	(0.59)	(0.86)	9.76	4.85	0.31	0.11	2.49[6]	610	17
Class R2
08-31-2022	9.67	0.20[6]	(1.26)	(1.06)	(0.21)	(0.62)	(0.83)	7.78	(12.03)	0.87	0.51	2.19[6]	621	36
08-31-2021	9.09	0.19[6]	1.07	1.26	(0.17)	(0.51)	(0.68)	9.67	14.45	0.80	0.46	2.00[6]	2,331	27
08-31-2020	9.07	0.12[6]	0.71	0.83	(0.23)	(0.58)	(0.81)	9.09	9.52	0.84	0.51	1.39[6]	164	41
08-31-2019	9.69	0.23[6]	0.04	0.27	(0.25)	(0.64)	(0.89)	9.07	3.87	0.73	0.49	2.53[6]	33	41
08-31-2018	10.09	0.17[6]	0.25	0.42	(0.23)	(0.59)	(0.82)	9.69	4.16	0.71	0.51	1.71[6]	47	17
Class R4
08-31-2022	9.75	0.25[6]	(1.28)	(1.03)	(0.25)	(0.62)	(0.87)	7.85	(11.65)	0.63	0.16	2.85[6]	8	36
08-31-2021	9.12	0.21[6]	1.12	1.33	(0.19)	(0.51)	(0.70)	9.75	15.27	0.67	0.23	2.21[6]	10	27
08-31-2020	9.09	0.19[6]	0.67	0.86	(0.25)	(0.58)	(0.83)	9.12	9.85	0.70	0.27	2.22[6]	12	41
08-31-2019	9.72	0.25[6]	0.04	0.29	(0.28)	(0.64)	(0.92)	9.09	4.06	0.61	0.26	2.74[6]	11	41
08-31-2018	10.11	0.24[6]	0.22	0.46	(0.26)	(0.59)	(0.85)	9.72	4.62	0.56	0.26	2.45[6]	65	17
Class R5
08-31-2022	9.73	0.24[6]	(1.27)	(1.03)	(0.25)	(0.62)	(0.87)	7.83	(11.66)	0.42	0.06	2.82[6]	516	36
08-31-2021	9.15	0.22[6]	1.08	1.30	(0.21)	(0.51)	(0.72)	9.73	14.80	0.40	0.06	2.29[6]	262	27
08-31-2020	9.12	0.22[6]	0.66	0.88	(0.27)	(0.58)	(0.85)	9.15	10.06	0.39	0.06	2.52[6]	322	41
08-31-2019	9.75	0.28[6]	0.03	0.31	(0.30)	(0.64)	(0.94)	9.12	4.27	0.31	0.07	2.97[6]	323	41
08-31-2018	10.14	0.26[6]	0.22	0.48	(0.28)	(0.59)	(0.87)	9.75	4.81	0.26	0.06	2.66[6]	1,206	17
Class R6
08-31-2022	9.74	0.26[6]	(1.28)	(1.02)	(0.25)	(0.62)	(0.87)	7.85	(11.49)	0.37	0.01	2.98[6]	9,685	36
08-31-2021	9.16	0.23[6]	1.07	1.30	(0.21)	(0.51)	(0.72)	9.74	14.86	0.35	0.01	2.43[6]	12,107	27
08-31-2020	9.12	0.22[6]	0.67	0.89	(0.27)	(0.58)	(0.85)	9.16	10.24	0.34	—	2.52[6]	11,162	41
08-31-2019	9.76	0.26[6]	0.04	0.30	(0.30)	(0.64)	(0.94)	9.12	4.23	0.26	—	2.93[6]	11,764	41
08-31-2018	10.14	0.24[6]	0.25	0.49	(0.28)	(0.59)	(0.87)	9.76	4.96	0.21	—	2.49[6]	7,076	17
Class 1
08-31-2022	9.73	0.26[6]	(1.29)	(1.03)	(0.25)	(0.61)	(0.86)	7.84	(11.53)	0.42	0.05	2.94[6]	99,848	36
08-31-2021	9.16	0.22[6]	1.07	1.29	(0.21)	(0.51)	(0.72)	9.73	14.69	0.39	0.05	2.39[6]	138,822	27
08-31-2020	9.12	0.22[6]	0.67	0.89	(0.27)	(0.58)	(0.85)	9.16	10.19	0.38	0.05	2.48[6]	156,575	41
08-31-2019	9.75	0.27[6]	0.04	0.31	(0.30)	(0.64)	(0.94)	9.12	4.28	0.30	0.05	2.98[6]	192,409	41
08-31-2018	10.14	0.26[6]	0.22	0.48	(0.28)	(0.59)	(0.87)	9.75	4.81	0.24	0.05	2.62[6]	253,242	17

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005, $0.01, $0.01, $0.02 and $0.02 per share and 0.04%, 0.07%, 0.09%, 0.16% and 0.21%, for the periods ended 8-31-22, 8-31-21, 8-31-20, 8-31-19 and 8-31-18, respectively.
58	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multimanager 2010 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3,4]	Expenses before reductions (%)[5]	Expenses including reductions (%)[5]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Class A
08-31-2022	9.41	0.24[6]	(1.16)	(0.92)	(0.22)	(0.49)	(0.71)	7.78	(10.62)	0.83	0.42	2.79[6]	42,560	39
08-31-2021	8.93	0.20[6]	0.89	1.09	(0.19)	(0.42)	(0.61)	9.41	12.62	0.80	0.42	2.16[6]	52,276	34
08-31-2020	8.86	0.19[6]	0.54	0.73	(0.23)	(0.43)	(0.66)	8.93	8.50	0.81	0.43	2.18[6]	45,532	46
08-31-2019	9.25	0.23[6]	0.11	0.34	(0.26)	(0.47)	(0.73)	8.86	4.50	0.70	0.41	2.68[6]	45,444	48
08-31-2018	9.54	0.22[6]	0.12	0.34	(0.23)	(0.40)	(0.63)	9.25	3.65	0.64	0.41	2.36[6]	46,288	20
Class I
08-31-2022	9.41	0.26[6]	(1.14)	(0.88)	(0.25)	(0.49)	(0.74)	7.79	(10.24)	0.53	0.12	3.06[6]	515	39
08-31-2021	8.93	0.22[6]	0.89	1.11	(0.21)	(0.42)	(0.63)	9.41	12.93	0.50	0.12	2.46[6]	452	34
08-31-2020	8.87	0.20[6]	0.54	0.74	(0.25)	(0.43)	(0.68)	8.93	8.70	0.51	0.13	2.34[6]	503	46
08-31-2019	9.25	0.27[6]	0.11	0.38	(0.29)	(0.47)	(0.76)	8.87	4.98	0.42	0.13	3.03[6]	133	48
08-31-2018	9.55	0.24[6]	0.12	0.36	(0.26)	(0.40)	(0.66)	9.25	3.84	0.35	0.11	2.57[6]	158	20
Class R2
08-31-2022	9.39	0.23[6]	(1.15)	(0.92)	(0.21)	(0.49)	(0.70)	7.77	(10.59)	0.91	0.50	2.71[6]	553	39
08-31-2021	8.91	0.19[6]	0.89	1.08	(0.18)	(0.42)	(0.60)	9.39	12.60	0.84	0.45	2.13[6]	568	34
08-31-2020	8.85	0.18[6]	0.53	0.71	(0.22)	(0.43)	(0.65)	8.91	8.31	0.90	0.51	2.10[6]	359	46
08-31-2019	9.23	0.22[6]	0.12	0.34	(0.25)	(0.47)	(0.72)	8.85	4.51	0.80	0.51	2.57[6]	491	48
08-31-2018	9.53	0.21[6]	0.11	0.32	(0.22)	(0.40)	(0.62)	9.23	3.45	0.75	0.51	2.21[6]	452	20
Class R4
08-31-2022	9.41	0.25[6]	(1.16)	(0.91)	(0.23)	(0.49)	(0.72)	7.78	(10.48)	0.77	0.26	2.94[6]	54	39
08-31-2021	8.92	0.21[6]	0.90	1.11	(0.20)	(0.42)	(0.62)	9.41	12.92	0.74	0.26	2.32[6]	66	34
08-31-2020	8.86	0.20[6]	0.53	0.73	(0.24)	(0.43)	(0.67)	8.92	8.57	0.75	0.26	2.33[6]	52	46
08-31-2019	9.24	0.24[6]	0.12	0.36	(0.27)	(0.47)	(0.74)	8.86	4.79	0.65	0.26	2.78[6]	89	48
08-31-2018	9.54	0.25[6]	0.10	0.35	(0.25)	(0.40)	(0.65)	9.24	3.70	0.57	0.23	2.67[6]	73	20
Class R5
08-31-2022	9.42	0.25[6]	(1.15)	(0.90)	(0.25)	(0.49)	(0.74)	7.78	(10.30)	0.47	0.06	3.07[6]	1,693	39
08-31-2021	8.93	0.24[6]	0.89	1.13	(0.22)	(0.42)	(0.64)	9.42	12.99	0.44	0.05	2.58[6]	701	34
08-31-2020	8.87	0.24[6]	0.51	0.75	(0.26)	(0.43)	(0.69)	8.93	8.78	0.45	0.06	2.76[6]	25	46
08-31-2019	9.25	0.28[6]	0.10	0.38	(0.29)	(0.47)	(0.76)	8.87	5.03	0.35	0.06	3.21[6]	34	48
08-31-2018	9.55	0.31[6]	0.06	0.37	(0.27)	(0.40)	(0.67)	9.25	3.90	0.30	0.05	3.20[6]	43	20
Class R6
08-31-2022	9.43	0.28[6]	(1.16)	(0.88)	(0.26)	(0.49)	(0.75)	7.80	(10.22)	0.42	0.01	3.21[6]	10,168	39
08-31-2021	8.94	0.23[6]	0.90	1.13	(0.22)	(0.42)	(0.64)	9.43	13.17	0.40	0.01	2.57[6]	10,913	34
08-31-2020	8.88	0.22[6]	0.53	0.75	(0.26)	(0.43)	(0.69)	8.94	8.83	0.40	—	2.59[6]	8,496	46
08-31-2019	9.26	0.26[6]	0.13	0.39	(0.30)	(0.47)	(0.77)	8.88	5.09	0.30	—	2.97[6]	8,356	48
08-31-2018	9.56	0.25[6]	0.12	0.37	(0.27)	(0.40)	(0.67)	9.26	3.95	0.25	—	2.69[6]	3,754	20
Class 1
08-31-2022	9.42	0.27[6]	(1.16)	(0.89)	(0.25)	(0.49)	(0.74)	7.79	(10.27)	0.46	0.05	3.17[6]	87,991	39
08-31-2021	8.94	0.23[6]	0.89	1.12	(0.22)	(0.42)	(0.64)	9.42	13.00	0.44	0.05	2.55[6]	113,965	34
08-31-2020	8.87	0.22[6]	0.54	0.76	(0.26)	(0.43)	(0.69)	8.94	8.90	0.44	0.05	2.56[6]	118,858	46
08-31-2019	9.26	0.27[6]	0.10	0.37	(0.29)	(0.47)	(0.76)	8.87	4.92	0.34	0.05	3.07[6]	134,078	48
08-31-2018	9.56	0.25[6]	0.12	0.37	(0.27)	(0.40)	(0.67)	9.26	3.90	0.29	0.05	2.72[6]	161,261	20

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Does not reflect the effect of sales charges, if any.
[5] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005, $0.01, $0.01, $0.02 and $0.02 per share and 0.05%, 0.08%, 0.09%, 0.17% and 0.23%, for the periods ended 8-31-22, 8-31-21, 8-31-20, 8-31-19 and 8-31-18, respectively.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	59

Notes to financial statements
Note 1—Organization
John Hancock Funds II (the Trust) is an open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, twelve of which are presented in this report (collectively, Multimanager Lifetime Portfolios, or the portfolios and individually, the portfolio). The portfolios operate as “funds of funds” that may invest in affiliated underlying funds of the Trust, other funds in the John Hancock group of funds complex, non-John Hancock funds and certain other permitted investments.
The portfolios may offer multiple classes of shares. The shares currently offered by the portfolios are detailed in the Statements of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2, Class R4 and Class R5 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
The investment objective of each portfolio is to seek high total return through the portfolio’s target retirement date, with a greater focus on income beyond the target date. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
The accounting policies of the underlying funds in which the portfolios invest are outlined in the underlying funds’ shareholder reports, which include the underlying funds’ financial statements. These are available on the Securities and Exchange Commission (SEC) website at sec.gov. John Hancock underlying funds’ shareholder reports are also available without charge by calling 800-225-5291 or visiting jhinvestments.com. The underlying funds are not covered by this report.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the portfolios’ Valuation Policies and Procedures.
In order to value the securities, the portfolios use the following valuation techniques: Investments in affiliated underlying funds and other open-end mutual funds are valued at their respective NAVs each business day. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the portfolios’ Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the portfolios’ investments as of August 31, 2022, by major security category or type:
	Total value at 8-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multimanager 2065 Lifetime Portfolio
Investments in securities:
Assets
60	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

	Total value at 8-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multimanager 2065 Lifetime Portfolio (continued)
Affiliated investment companies	$26,898,620	$26,898,620	—	—
Unaffiliated investment companies	1,981,333	1,981,333	—	—
Common stocks	277	—	—	$277
U.S. Government and Agency obligations	635,189	—	$635,189	—
Warrants	86	86	—	—
Short-term investments	32,789	32,789	—	—
Total investments in securities	$29,548,294	$28,912,828	$635,189	$277

Multimanager 2060 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$173,068,022	$173,068,022	—	—
Unaffiliated investment companies	12,765,015	12,765,015	—	—
Common stocks	5,870	—	—	$5,870
U.S. Government and Agency obligations	4,195,441	—	$4,195,441	—
Warrants	697	697	—	—
Short-term investments	309,606	309,606	—	—
Total investments in securities	$190,344,651	$186,143,340	$4,195,441	$5,870

Multimanager 2055 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$282,732,123	$282,732,123	—	—
Unaffiliated investment companies	20,945,272	20,945,272	—	—
Common stocks	14,021	—	—	$14,021
U.S. Government and Agency obligations	6,892,646	—	$6,892,646	—
Warrants	1,161	1,161	—	—
Short-term investments	454,442	454,442	—	—
Total investments in securities	$311,039,665	$304,132,998	$6,892,646	$14,021

Multimanager 2050 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$452,572,734	$452,572,734	—	—
Unaffiliated investment companies	33,555,618	33,555,618	—	—
Common stocks	27,060	—	—	$27,060
U.S. Government and Agency obligations	11,062,904	—	$11,062,904	—
Warrants	1,932	1,932	—	—
Short-term investments	664,851	664,851	—	—
Total investments in securities	$497,885,099	$486,795,135	$11,062,904	$27,060

Multimanager 2045 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$733,791,812	$733,791,812	—	—
Unaffiliated investment companies	53,471,463	53,471,463	—	—
Common stocks	48,721	—	$1	$48,720
U.S. Government and Agency obligations	21,889,993	—	21,889,993	—
Warrants	3,135	3,135	—	—
Short-term investments	1,693,884	1,693,884	—	—
Total investments in securities	$810,899,008	$788,960,294	$21,889,994	$48,720

ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	61

	Total value at 8-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multimanager 2040 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$772,772,294	$772,772,294	—	—
Unaffiliated investment companies	51,682,326	51,682,326	—	—
Common stocks	52,744	—	$1	$52,743
U.S. Government and Agency obligations	41,924,157	—	41,924,157	—
Warrants	3,200	3,200	—	—
Short-term investments	1,613,217	1,613,217	—	—
Total investments in securities	$868,047,938	$826,071,037	$41,924,158	$52,743

Multimanager 2035 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$903,824,862	$903,824,862	—	—
Unaffiliated investment companies	54,796,847	54,796,847	—	—
Common stocks	55,914	—	$1	$55,913
U.S. Government and Agency obligations	68,380,802	—	68,380,802	—
Warrants	3,363	3,363	—	—
Short-term investments	1,645,153	1,645,153	—	—
Total investments in securities	$1,028,706,941	$960,270,225	$68,380,803	$55,913

Multimanager 2030 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$1,019,658,170	$1,019,658,170	—	—
Unaffiliated investment companies	57,024,248	57,024,248	—	—
Common stocks	61,612	—	$1	$61,611
U.S. Government and Agency obligations	100,636,629	—	100,636,629	—
Warrants	3,401	3,401	—	—
Short-term investments	2,075,768	2,075,768	—	—
Total investments in securities	$1,179,459,828	$1,078,761,587	$100,636,630	$61,611

Multimanager 2025 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$886,653,953	$886,653,953	—	—
Unaffiliated investment companies	35,392,135	35,392,135	—	—
Common stocks	44,727	—	$1	$44,726
U.S. Government and Agency obligations	96,215,226	—	96,215,226	—
Warrants	2,507	2,507	—	—
Short-term investments	2,106,056	2,106,056	—	—
Total investments in securities	$1,020,414,604	$924,154,651	$96,215,227	$44,726

Multimanager 2020 Lifetime Portfolio
Investments in securities:
Assets
62	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

	Total value at 8-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multimanager 2020 Lifetime Portfolio (continued)
Affiliated investment companies	$481,251,789	$481,251,789	—	—
Unaffiliated investment companies	15,764,001	15,764,001	—	—
Common stocks	20,619	—	—	$20,619
U.S. Government and Agency obligations	51,596,223	—	$51,596,223	—
Warrants	1,121	1,121	—	—
Short-term investments	1,274,921	1,274,921	—	—
Total investments in securities	$549,908,674	$498,291,832	$51,596,223	$20,619

Multimanager 2015 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$174,350,505	$174,350,505	—	—
Unaffiliated investment companies	4,629,123	4,629,123	—	—
Common stocks	6,168	—	—	$6,168
U.S. Government and Agency obligations	18,072,379	—	$18,072,379	—
Warrants	343	343	—	—
Short-term investments	316,506	316,506	—	—
Total investments in securities	$197,375,024	$179,296,477	$18,072,379	$6,168

Multimanager 2010 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$127,711,024	$127,711,024	—	—
Unaffiliated investment companies	2,723,811	2,723,811	—	—
Common stocks	3,079	—	—	$3,079
U.S. Government and Agency obligations	12,791,413	—	$12,791,413	—
Warrants	202	202	—	—
Short-term investments	269,294	269,294	—	—
Total investments in securities	$143,498,823	$130,704,331	$12,791,413	$3,079
Level 3 includes securities valued at $0. Refer to Portfolios’ investments.
Inflation-indexed bonds. Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. If these decreases are in excess of income previously recorded, an adjustment to the cost of the security is made.
Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the portfolios may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the portfolios may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolio becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Return of capital distributions from underlying funds, if any, are treated as a reduction of cost.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	63

Foreign taxes. The portfolios may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the portfolios’ understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the portfolios as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios’ custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end, if any, are presented under the caption Due to custodian in the Statements of assets and liabilities.
Line of credit. The portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a portfolio can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating portfolio based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statements of operations. For the year ended August 31, 2022, the portfolios had no borrowings under the line of credit.
Commitment fees for the year ended August 31, 2022 were as follows:
Portfolio	Commitment fee
Multimanager 2065 Lifetime Portfolio	$3,760
Multimanager 2060 Lifetime Portfolio	4,335
Multimanager 2055 Lifetime Portfolio	4,774
Multimanager 2050 Lifetime Portfolio	5,494
Multimanager 2045 Lifetime Portfolio	6,639
Multimanager 2040 Lifetime Portfolio	6,873
Multimanager 2035 Lifetime Portfolio	7,454
Multimanager 2030 Lifetime Portfolio	8,041
Multimanager 2025 Lifetime Portfolio	7,558
Multimanager 2020 Lifetime Portfolio	5,840
Multimanager 2015 Lifetime Portfolio	4,443
Multimanager 2010 Lifetime Portfolio	4,216
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of August 31, 2022, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
For federal income tax purposes, the costs of investments owned on August 31, 2022, including short-term investments, were as follows:
Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Multimanager 2065 Lifetime Portfolio	$35,077,147	$24	$(5,528,877)	$(5,528,853)
Multimanager 2060 Lifetime Portfolio	218,632,078	2,996,294	(31,283,721)	(28,287,427)
Multimanager 2055 Lifetime Portfolio	352,314,261	6,101,122	(47,375,718)	(41,274,596)
Multimanager 2050 Lifetime Portfolio	559,190,593	11,974,339	(73,279,833)	(61,305,494)
Multimanager 2045 Lifetime Portfolio	855,157,951	45,127,562	(89,386,505)	(44,258,943)
Multimanager 2040 Lifetime Portfolio	917,078,648	50,127,012	(99,157,722)	(49,030,710)
Multimanager 2035 Lifetime Portfolio	1,089,213,370	61,132,235	(121,638,664)	(60,506,429)
Multimanager 2030 Lifetime Portfolio	1,252,881,538	66,948,930	(140,370,640)	(73,421,710)
Multimanager 2025 Lifetime Portfolio	1,084,698,260	53,129,781	(117,413,437)	(64,283,656)
64	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Multimanager 2020 Lifetime Portfolio	$587,220,714	$23,116,195	$(60,428,235)	$(37,312,040)
Multimanager 2015 Lifetime Portfolio	209,033,811	7,732,899	(19,391,686)	(11,658,787)
Multimanager 2010 Lifetime Portfolio	153,549,738	4,146,460	(14,197,375)	(10,050,915)
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, annually.
The tax character of distributions for the year ended August 31, 2022 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Multimanager 2065 Lifetime Portfolio	$572,863	$91,199	$664,062
Multimanager 2060 Lifetime Portfolio	6,342,588	11,869,857	18,212,445
Multimanager 2055 Lifetime Portfolio	10,799,933	21,983,760	32,783,693
Multimanager 2050 Lifetime Portfolio	18,037,167	36,706,937	54,744,104
Multimanager 2045 Lifetime Portfolio	36,466,849	48,031,973	84,498,822
Multimanager 2040 Lifetime Portfolio	37,596,464	56,386,712	93,983,176
Multimanager 2035 Lifetime Portfolio	42,660,468	73,521,949	116,182,417
Multimanager 2030 Lifetime Portfolio	49,577,210	79,597,017	129,174,227
Multimanager 2025 Lifetime Portfolio	46,248,983	79,518,637	125,767,620
Multimanager 2020 Lifetime Portfolio	26,426,294	49,713,573	76,139,867
Multimanager 2015 Lifetime Portfolio	9,050,020	13,622,446	22,672,466
Multimanager 2010 Lifetime Portfolio	6,380,608	7,167,573	13,548,181
The tax character of distributions for the year ended August 31, 2021 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Multimanager 2065 Lifetime Portfolio	$21,918	—	$21,918
Multimanager 2060 Lifetime Portfolio	3,393,293	$2,823,658	6,216,951
Multimanager 2055 Lifetime Portfolio	6,345,106	6,556,885	12,901,991
Multimanager 2050 Lifetime Portfolio	11,071,828	13,227,618	24,299,446
Multimanager 2045 Lifetime Portfolio	22,258,406	26,281,852	48,540,258
Multimanager 2040 Lifetime Portfolio	25,508,365	28,828,013	54,336,378
Multimanager 2035 Lifetime Portfolio	32,755,896	35,322,911	68,078,807
Multimanager 2030 Lifetime Portfolio	41,672,173	35,825,730	77,497,903
Multimanager 2025 Lifetime Portfolio	38,873,543	36,551,992	75,425,535
Multimanager 2020 Lifetime Portfolio	26,398,192	27,952,776	54,350,968
Multimanager 2015 Lifetime Portfolio	9,596,480	10,015,703	19,612,183
Multimanager 2010 Lifetime Portfolio	6,207,429	5,545,113	11,752,542
Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2022, the components of distributable earnings on a tax basis were as follows:
Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains
Multimanager 2065 Lifetime Portfolio	$25,275	$1,143,670
Multimanager 2060 Lifetime Portfolio	222,996	22,159,717
Multimanager 2055 Lifetime Portfolio	309,869	37,366,792
Multimanager 2050 Lifetime Portfolio	393,149	71,752,855
Multimanager 2045 Lifetime Portfolio	870,456	145,081,037
Multimanager 2040 Lifetime Portfolio	2,127,405	146,552,170
Multimanager 2035 Lifetime Portfolio	3,790,640	156,079,158
Multimanager 2030 Lifetime Portfolio	7,660,783	156,015,946
Multimanager 2025 Lifetime Portfolio	10,052,508	117,210,529
Multimanager 2020 Lifetime Portfolio	7,084,089	51,408,847
Multimanager 2015 Lifetime Portfolio	2,907,177	16,001,960
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	65

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains
Multimanager 2010 Lifetime Portfolio	$2,410,259	$8,537,185
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios’ financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor as detailed below. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirect, wholly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The portfolios are not responsible for payment of the subadvisory fees.
The management fee has two components: (1) a fee on assets invested in a fund of the Trust or John Hancock Funds III (JHF III) (Assets in a fund of the Trust or JHF III); and (2) a fee on assets invested in investments other than a fund of the Trust or JHF III (Other assets). Aggregate net assets include the net assets of the portfolios, similar portfolios of John Hancock Variable Insurance Trust (JHVIT), and similar portfolios of the Trust. JHVIT funds are advised by an affiliate of the Advisor, John Hancock Variable Trust Advisers LLC and are distributed by an affiliate of the Advisor, John Hancock Distributors, LLC.
Management fees are determined in accordance with the following schedule:
	First $7.5 billion of aggregate net assets	Excess over $7.5 billion of aggregate net assets
Assets in a fund of the Trust or JHF III	0.060%	0.050%
Other assets	0.510%	0.500%
Expense reimbursements. The Advisor has contractually agreed to reduce its management fees or if necessary make payment to each portfolio in an amount by which certain expenses, including underlying fund expenses (acquired fund fees), exceed the amount indicated below of the respective portfolio’s average net assets. This expense limitation agreement expires on December 31, 2022, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
Portfolio	Expense limitation as a percentage of average net assets
Multimanager 2065 Lifetime Portfolio	0.58%
Multimanager 2060 Lifetime Portfolio	0.58%
Multimanager 2055 Lifetime Portfolio	0.59%
Multimanager 2050 Lifetime Portfolio	0.60%
Multimanager 2045 Lifetime Portfolio	0.58%
Multimanager 2040 Lifetime Portfolio	0.58%
Portfolio	Expense limitation as a percentage of average net assets
Multimanager 2035 Lifetime Portfolio	0.59%
Multimanager 2030 Lifetime Portfolio	0.57%
Multimanager 2025 Lifetime Portfolio	0.56%
Multimanager 2020 Lifetime Portfolio	0.54%
Multimanager 2015 Lifetime Portfolio	0.52%
Multimanager 2010 Lifetime Portfolio	0.50%

Payments under this arrangement are intended to reimburse the portfolios for a portion of the indirect net expenses associated with the portfolios’ investments in underlying funds. Amounts received in excess of portfolio level operating expenses, if any, are included as Other income received from advisor in the Statements of operations.
Additionally, the Advisor has voluntarily agreed to waive its management fee for each portfolio so that the aggregate management fee retained by the Advisor with respect to both the portfolio and its underlying investments (after payment of subadvisory fees) does not exceed 0.51% of the portfolio’s first $7.5 billion of average daily net assets and 0.50% of the portfolio’s average daily net assets in excess of $7.5 billion. The Advisor may terminate this voluntary waiver at any time upon notice to the Trust.
66	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

For the year ended August 31, 2022, the expense reductions under these agreements amounted to the following and are reflected as a reduction of total expenses in the Statements of operations:
	Expense reimbursement by class
Portfolio	Class A	Class I	Class R2	Class R4	Class R5	Class R6	Class 1	Total
Multimanager 2065 Lifetime Portfolio	$2,187	$682	$682	$682	$730	$10,436	$198,738	$214,137
Multimanager 2060 Lifetime Portfolio	34,110	175	2,053	306	3,107	49,170	534,642	623,563
Multimanager 2055 Lifetime Portfolio	91,481	402	2,804	139	6,795	86,645	721,348	909,614
Multimanager 2050 Lifetime Portfolio	215,347	372	11,540	3,721	4,914	125,221	1,014,950	1,376,065
Multimanager 2045 Lifetime Portfolio	373,426	724	14,856	597	10,515	154,989	1,587,038	2,142,145
Multimanager 2040 Lifetime Portfolio	455,754	2,277	15,193	987	10,161	177,434	1,758,673	2,420,479
Multimanager 2035 Lifetime Portfolio	551,405	156	24,284	400	15,776	211,627	2,146,836	2,950,484
Multimanager 2030 Lifetime Portfolio	672,853	4,910	28,119	2,169	21,049	245,628	2,505,043	3,479,771
Multimanager 2025 Lifetime Portfolio	659,614	6,515	30,359	1,917	18,197	197,194	2,344,360	3,258,156
Multimanager 2020 Lifetime Portfolio	626,375	1,959	17,625	1,209	25,877	109,768	1,229,899	2,012,712
Multimanager 2015 Lifetime Portfolio	358,943	3,900	3,939	35	1,399	41,731	447,451	857,398
Multimanager 2010 Lifetime Portfolio	198,247	2,180	2,314	236	4,740	45,218	417,402	670,337
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2022, were equivalent to a net annual effective rate of the portfolios’ average daily net assets as follows:
Portfolio	Net Annual Effective Rate
Multimanager 2065 Lifetime Portfolio	0.00%
Multimanager 2060 Lifetime Portfolio	0.00%
Multimanager 2055 Lifetime Portfolio	0.00%
Multimanager 2050 Lifetime Portfolio	0.00%
Multimanager 2045 Lifetime Portfolio	0.00%
Multimanager 2040 Lifetime Portfolio	0.00%
Portfolio	Net Annual Effective Rate
Multimanager 2035 Lifetime Portfolio	0.00%
Multimanager 2030 Lifetime Portfolio	0.00%
Multimanager 2025 Lifetime Portfolio	0.00%
Multimanager 2020 Lifetime Portfolio	0.00%
Multimanager 2015 Lifetime Portfolio	0.00%
Multimanager 2010 Lifetime Portfolio	0.00%

Accounting and legal services. Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2022, amounted to an annual rate of 0.01% of the portfolios’ average daily net assets.
Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. In addition, under a service plan for certain classes as detailed below, the portfolios pay for certain other services. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios’ shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
Class R5	—	0.05%
Class 1	0.05%	—
The portfolios’ Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on December 31, 2022, unless renewed by mutual agreement of the portfolios and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to the following for Class R4 shares for the year ended August 31, 2022:
Portfolio	Class R4
Multimanager 2065 Lifetime Portfolio	$61
Multimanager 2060 Lifetime Portfolio	99
Multimanager 2055 Lifetime Portfolio	52
Multimanager 2050 Lifetime Portfolio	1,513
Multimanager 2045 Lifetime Portfolio	256
Multimanager 2040 Lifetime Portfolio	404
Portfolio	Class R4
Multimanager 2035 Lifetime Portfolio	$158
Multimanager 2030 Lifetime Portfolio	842
Multimanager 2025 Lifetime Portfolio	705
Multimanager 2020 Lifetime Portfolio	401
Multimanager 2015 Lifetime Portfolio	9
Multimanager 2010 Lifetime Portfolio	57

ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	67

Sales charges. Class A shares are assessed up-front sales charges of up to 5.00% of net asset value for such shares. The following table summarizes the net up-front sales charges received by the Distributor during the year ended August 31, 2022:
	Multimanager 2065 Lifetime Portfolio	Multimanager 2060 Lifetime Portfolio	Multimanager 2055 Lifetime Portfolio	Multimanager 2050 Lifetime Portfolio	Multimanager 2045 Lifetime Portfolio	Multimanager 2040 Lifetime Portfolio	Multimanager 2035 Lifetime Portfolio	Multimanager 2030 Lifetime Portfolio	Multimanager 2025 Lifetime Portfolio	Multimanager 2020 Lifetime Portfolio	Multimanager 2015 Lifetime Portfolio	Multimanager 2010 Lifetime Portfolio
Total sales charges	$519	$7,433	$10,186	$10,661	$14,471	$29,995	$23,392	$35,877	$21,511	$9,474	$2,138	$1,288
Retained for printing prospectus, advertising and sales literature	88	1,219	1,711	1,740	2,236	4,926	3,920	5,398	5,252	1,553	304	168
Sales commission to unrelated broker-dealers	431	6,214	8,475	8,921	12,235	25,069	19,472	30,479	16,259	7,921	1,834	1,120
Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2022, CDSCs received by the Distributor for Class A shares were as follows:
Portfolio	Class A
Multimanager 2055 Lifetime Portfolio	$66
Multimanager 2050 Lifetime Portfolio	198
Multimanager 2045 Lifetime Portfolio	975
Multimanager 2040 Lifetime Portfolio	945
Multimanager 2035 Lifetime Portfolio	565
Multimanager 2030 Lifetime Portfolio	446
Multimanager 2025 Lifetime Portfolio	352
Multimanager 2020 Lifetime Portfolio	280
Multimanager 2015 Lifetime Portfolio	197
Multimanager 2010 Lifetime Portfolio	167
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2022 were as follows:
Portfolio	Class	Distribution and service fees	Transfer agent fees
Multimanager 2065 Lifetime Portfolio	Class A	$623	$240
	Class I	—	72
	Class R2	153	5
	Class R4	153	6
	Class R5	2	6
	Class R6	—	103
	Class 1	10,046	—
	Total	$10,977	$432
68	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Portfolio	Class	Distribution and service fees	Transfer agent fees
Multimanager 2060 Lifetime Portfolio	Class A	$32,807	$12,660
	Class I	—	65
	Class R2	3,304	60
	Class R4	293	9
	Class R5	491	90
	Class R6	—	1,426
	Class 1	85,585	—
	Total	$122,480	$14,310
Multimanager 2055 Lifetime Portfolio	Class A	$101,798	$39,266
	Class I	—	172
	Class R2	5,209	94
	Class R4	129	5
	Class R5	1,264	228
	Class R6	—	2,902
	Class 1	133,595	—
	Total	$241,995	$42,667
Multimanager 2050 Lifetime Portfolio	Class A	$263,588	$101,654
	Class I	—	175
	Class R2	23,426	426
	Class R4	5,287	137
	Class R5	986	182
	Class R6	—	4,614
	Class 1	206,831	—
	Total	$500,118	$107,188
Multimanager 2045 Lifetime Portfolio	Class A	$481,229	$185,628
	Class I	—	359
	Class R2	31,892	577
	Class R4	896	23
	Class R5	2,243	408
	Class R6	—	6,005
	Class 1	340,702	—
	Total	$856,962	$193,000
Multimanager 2040 Lifetime Portfolio	Class A	$561,208	$216,460
	Class I	—	1,087
	Class R2	31,115	563
	Class R4	1,414	37
	Class R5	2,063	379
	Class R6	—	6,573
	Class 1	360,772	—
	Total	$956,572	$225,099
Multimanager 2035 Lifetime Portfolio	Class A	$656,782	$253,364
	Class I	—	68
	Class R2	48,222	871
	Class R4	473	15
	Class R5	3,140	572
	Class R6	—	7,580
	Class 1	426,084	—
	Total	$1,134,701	$262,470
Multimanager 2030 Lifetime Portfolio	Class A	$785,326	$302,907
	Class I	—	2,212
	Class R2	54,314	987
	Class R4	2,947	76
	Class R5	4,130	745
	Class R6	—	8,631
	Class 1	487,161	—
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	69

Portfolio	Class	Distribution and service fees	Transfer agent fees
	Total	$1,333,878	$315,558
Multimanager 2025 Lifetime Portfolio	Class A	$728,951	$281,186
	Class I	—	2,780
	Class R2	56,550	1,010
	Class R4	2,471	64
	Class R5	3,364	610
	Class R6	—	6,561
	Class 1	431,894	—
	Total	$1,223,230	$292,211
Multimanager 2020 Lifetime Portfolio	Class A	$620,666	$239,354
	Class I	—	745
	Class R2	28,787	527
	Class R4	1,413	35
	Class R5	4,398	774
	Class R6	—	3,277
	Class 1	203,212	—
	Total	$858,476	$244,712
Multimanager 2015 Lifetime Portfolio	Class A	$294,309	$113,555
	Class I	—	1,235
	Class R2	5,505	97
	Class R4	22	2
	Class R5	189	35
	Class R6	—	1,030
	Class 1	61,242	—
	Total	$361,267	$115,954
Multimanager 2010 Lifetime Portfolio	Class A	$144,016	$55,586
	Class I	—	610
	Class R2	2,731	51
	Class R4	200	5
	Class R5	557	105
	Class R6	—	990
	Class 1	50,570	—
	Total	$198,074	$57,347
Trustee expenses. The portfolios compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on their net assets relative to other funds within the John Hancock group of funds complex.
Note 5—Portfolio share transactions
Transactions in portfolios’ shares for the years ended August 31, 2022 and 2021 were as follows:
Multimanager 2065 Lifetime Portfolio	Year Ended 8-31-22		Period ended 8-31-21[1]
	Shares	Amount	Shares	Amount
Class A shares
Sold	26,178	$303,916	21,011	$241,518
Distributions reinvested	336	4,457	35	407
Repurchased	(19,553)	(222,089)	(10,296)	(136,199)
Net increase	6,961	$86,284	10,750	$105,726
Class I shares
Sold	—	—	5,000	$50,000
Net increase	—	—	5,000	$50,000
Class R2 shares
Sold	—	—	5,000	$50,000
Net increase	—	—	5,000	$50,000
70	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2065 Lifetime Portfolio , Cont’d	Year Ended 8-31-22		Period ended 8-31-21[1]
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	—	—	5,000	$50,000
Net increase	—	—	5,000	$50,000
Class R5 shares
Sold	2,016	$23,214	5,000	$50,000
Distributions reinvested	3	40	—	—
Net increase	2,019	$23,254	5,000	$50,000
Class R6 shares
Sold	157,105	$1,986,838	14,491	$176,333
Distributions reinvested	2,766	36,683	—	—
Repurchased	(25,626)	(292,006)	(32)	(429)
Net increase	134,245	$1,731,515	14,459	$175,904
Class 1 shares
Sold	1,946,546	$23,748,562	908,071	$11,402,588
Distributions reinvested	45,990	609,369	1,501	17,640
Repurchased	(234,726)	(2,832,257)	(104,360)	(1,311,967)
Net increase	1,757,810	$21,525,674	805,212	$10,108,261
Total net increase	1,901,035	$23,366,727	850,421	$10,589,891

[1]	Period from 9-23-20 (commencement of operations) to 8-31-21.

Multimanager 2060 Lifetime Portfolio	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class A shares
Sold	100,012	$1,449,850	482,669	$7,021,975
Distributions reinvested	65,302	985,402	19,923	281,516
Repurchased	(129,039)	(1,854,545)	(171,407)	(2,566,028)
Net increase	36,275	$580,707	331,185	$4,737,463
Class I shares
Distributions reinvested	—	—	6	$84
Repurchased	(144)	$(2,346)	(16)	(259)
Net decrease	(144)	$(2,346)	(10)	$(175)
Class R1 shares
Sold	—	—	48	$618
Repurchased	—	—	(4,900)	(64,790)
Net decrease	—	—	(4,852)	$(64,172)
Class R2 shares
Sold	19,417	$268,722	41,305	$573,439
Distributions reinvested	3,633	54,787	1,073	15,167
Repurchased	(4,803)	(73,590)	(14,696)	(210,990)
Net increase	18,247	$249,919	27,682	$377,616
Class R3 shares
Sold	—	—	1,214	$15,378
Repurchased	—	—	(23,417)	(309,439)
Net decrease	—	—	(22,203)	$(294,061)
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	71

Multimanager 2060 Lifetime Portfolio , Cont’d	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	95	$1,530	4,413	$65,342
Distributions reinvested	285	4,308	136	1,920
Repurchased	(3,812)	(59,130)	(845)	(12,339)
Net increase (decrease)	(3,432)	$(53,292)	3,704	$54,923
Class R5 shares
Sold	76,303	$1,143,485	9,454	$138,517
Distributions reinvested	6,613	99,860	1,015	14,351
Repurchased	(5,897)	(79,617)	(13,623)	(190,824)
Net increase (decrease)	77,019	$1,163,728	(3,154)	$(37,956)
Class R6 shares
Sold	880,119	$13,080,128	473,308	$7,377,595
Distributions reinvested	95,350	1,441,686	13,737	194,512
Repurchased	(251,313)	(3,378,278)	(130,346)	(1,944,453)
Net increase	724,156	$11,143,536	356,699	$5,627,654
Class 1 shares
Sold	2,713,396	$38,126,791	2,433,551	$35,868,238
Distributions reinvested	1,033,224	15,612,019	403,152	5,704,598
Repurchased	(1,728,075)	(25,557,783)	(1,419,131)	(21,588,722)
Net increase	2,018,545	$28,181,027	1,417,572	$19,984,114
Total net increase	2,870,666	$41,263,279	2,106,623	$30,385,406

Multimanager 2055 Lifetime Portfolio	Year Ended 8-31-22[1]		Year Ended 8-31-21[1]
	Shares	Amount	Shares	Amount
Class A shares
Sold	230,060	$2,902,524	1,111,077	$14,607,570
Distributions reinvested	241,171	3,214,803	90,518	1,136,903
Repurchased	(447,678)	(5,752,287)	(546,513)	(7,278,587)
Net increase	23,553	$365,040	655,082	$8,465,886
Class I shares
Sold	8,112	$100,319	4,376	$60,998
Distributions reinvested	692	9,234	69	867
Repurchased	(8,808)	(104,317)	(1,014)	(13,552)
Net increase (decrease)	(4)	$5,236	3,431	$48,313
Class R1 shares
Sold	—	—	289	$3,351
Repurchased	—	—	(14,112)	(166,418)
Net decrease	—	—	(13,823)	$(163,067)
Class R2 shares
Sold	30,641	$378,697	58,293	$725,510
Distributions reinvested	7,444	99,159	3,980	49,954
Repurchased	(23,953)	(279,780)	(58,456)	(797,074)
Net increase (decrease)	14,132	$198,076	3,817	$(21,610)
Class R3 shares
Sold	—	—	1,082	$12,233
Repurchased	—	—	(20,055)	(236,400)
Net decrease	—	—	(18,973)	$(224,167)
72	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2055 Lifetime Portfolio , Cont’d	Year Ended 8-31-22[1]		Year Ended 8-31-21[1]
	Shares	Amount	Shares	Amount
Class R5 shares
Sold	172,437	$2,356,207	82,525	$1,047,266
Distributions reinvested	20,996	280,501	3,309	41,624
Repurchased	(14,041)	(179,527)	(10,739)	(145,961)
Net increase	179,392	$2,457,181	75,095	$942,929
Class R6 shares
Sold	1,587,450	$20,794,493	1,131,503	$15,706,836
Distributions reinvested	236,608	3,161,082	41,959	527,845
Repurchased	(653,351)	(7,795,112)	(281,557)	(3,724,658)
Net increase	1,170,707	$16,160,463	891,905	$12,510,023
Class 1 shares
Sold	3,349,675	$41,130,174	2,324,802	$30,600,558
Distributions reinvested	1,944,884	25,964,198	885,726	11,133,580
Repurchased	(2,653,484)	(35,042,053)	(3,115,500)	(42,300,083)
Net increase (decrease)	2,641,075	$32,052,319	95,028	$(565,945)
Total net increase	4,028,855	$51,238,315	1,691,562	$20,992,362

[1]	There were no share transactions for Class R4 for the year ended August 31, 2022.

Multimanager 2050 Lifetime Portfolio	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class A shares
Sold	272,183	$3,685,402	1,472,307	$20,523,616
Distributions reinvested	588,097	8,345,090	270,767	3,614,737
Repurchased	(831,233)	(11,336,582)	(1,119,001)	(15,656,084)
Net increase	29,047	$693,910	624,073	$8,482,269
Class I shares
Sold	3,935	$46,881	15,321	$230,654
Distributions reinvested	591	8,391	11	142
Repurchased	(4,985)	(65,398)	(8,570)	(128,320)
Net increase (decrease)	(459)	$(10,126)	6,762	$102,476
Class R1 shares
Sold	—	—	3,874	$47,503
Repurchased	—	—	(117,590)	(1,480,729)
Net decrease	—	—	(113,716)	$(1,433,226)
Class R2 shares
Sold	56,684	$749,833	290,745	$3,766,722
Distributions reinvested	30,444	431,691	14,745	196,846
Repurchased	(96,687)	(1,289,054)	(64,279)	(919,959)
Net increase (decrease)	(9,559)	$(107,530)	241,211	$3,043,609
Class R3 shares
Sold	—	—	1,918	$23,286
Repurchased	—	—	(119,127)	(1,500,847)
Net decrease	—	—	(117,209)	$(1,477,561)
Class R4 shares
Sold	26,436	$382,927	19,520	$264,423
Distributions reinvested	10,603	150,453	4,440	59,273
Repurchased	(16,634)	(211,749)	(14,137)	(196,312)
Net increase	20,405	$321,631	9,823	$127,384
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	73

Multimanager 2050 Lifetime Portfolio , Cont’d	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class R5 shares
Sold	160,103	$2,290,543	78,627	$1,049,192
Distributions reinvested	14,679	208,736	3,357	44,878
Repurchased	(13,827)	(172,954)	(28,656)	(403,751)
Net increase	160,955	$2,326,325	53,328	$690,319
Class R6 shares
Sold	1,899,364	$26,391,767	1,335,070	$19,715,247
Distributions reinvested	349,707	4,972,835	92,985	1,244,142
Repurchased	(1,013,482)	(12,486,188)	(465,258)	(6,563,111)
Net increase	1,235,589	$18,878,414	962,797	$14,396,278
Class 1 shares
Sold	3,511,187	$46,696,309	2,696,497	$38,188,650
Distributions reinvested	2,854,349	40,531,758	1,431,170	19,120,433
Repurchased	(4,044,462)	(55,807,009)	(4,534,648)	(64,424,432)
Net increase (decrease)	2,321,074	$31,421,058	(406,981)	$(7,115,349)
Total net increase	3,757,052	$53,523,682	1,260,088	$16,816,199

Multimanager 2045 Lifetime Portfolio	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class A shares
Sold	533,853	$6,345,045	2,570,257	$31,688,210
Distributions reinvested	1,115,304	14,153,204	654,149	7,764,745
Repurchased	(1,427,697)	(17,052,017)	(1,941,242)	(24,185,261)
Net increase	221,460	$3,446,232	1,283,164	$15,267,694
Class I shares
Sold	36,025	$417,979	14,420	$175,318
Distributions reinvested	1,735	22,177	666	7,958
Repurchased	(27,330)	(306,464)	(10,930)	(131,221)
Net increase	10,430	$133,692	4,156	$52,055
Class R1 shares
Sold	—	—	6,627	$71,964
Repurchased	—	—	(170,489)	(1,923,599)
Net decrease	—	—	(163,862)	$(1,851,635)
Class R2 shares
Sold	110,431	$1,318,574	402,850	$4,735,884
Distributions reinvested	43,787	558,282	29,384	350,546
Repurchased	(113,769)	(1,389,499)	(196,206)	(2,502,941)
Net increase	40,449	$487,357	236,028	$2,583,489
Class R3 shares
Sold	—	—	3,072	$33,385
Repurchased	—	—	(126,030)	(1,420,722)
Net decrease	—	—	(122,958)	$(1,387,337)
Class R4 shares
Sold	2,907	$33,850	2,124	$26,891
Distributions reinvested	1,780	22,664	928	11,047
Repurchased	(33)	(395)	(123)	(1,583)
Net increase	4,654	$56,119	2,929	$36,355
74	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2045 Lifetime Portfolio , Cont’d	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class R5 shares
Sold	271,970	$3,566,041	96,819	$1,180,808
Distributions reinvested	37,564	481,575	12,566	150,545
Repurchased	(61,127)	(739,359)	(68,168)	(841,832)
Net increase	248,407	$3,308,257	41,217	$489,521
Class R6 shares
Sold	2,483,549	$30,954,398	1,878,344	$24,704,480
Distributions reinvested	486,159	6,213,113	189,410	2,263,444
Repurchased	(1,393,468)	(15,918,675)	(1,080,789)	(13,501,923)
Net increase	1,576,240	$21,248,836	986,965	$13,466,001
Class 1 shares
Sold	4,174,020	$49,550,308	3,291,771	$41,366,064
Distributions reinvested	4,892,833	62,579,329	3,157,563	37,764,451
Repurchased	(6,412,785)	(80,282,118)	(7,574,030)	(95,618,409)
Net increase (decrease)	2,654,068	$31,847,519	(1,124,696)	$(16,487,894)
Total net increase	4,755,708	$60,528,012	1,142,943	$12,168,249

Multimanager 2040 Lifetime Portfolio	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class A shares
Sold	671,834	$8,166,693	2,965,939	$37,372,309
Distributions reinvested	1,341,229	17,181,147	778,626	9,413,582
Repurchased	(1,797,047)	(21,939,286)	(2,468,627)	(31,140,480)
Net increase	216,016	$3,408,554	1,275,938	$15,645,411
Class I shares
Sold	18,977	$238,324	60,060	$781,313
Distributions reinvested	7,967	102,773	2,804	34,094
Repurchased	(73,258)	(931,388)	(13,595)	(167,267)
Net increase (decrease)	(46,314)	$(590,291)	49,269	$648,140
Class R1 shares
Sold	—	—	9,521	$106,956
Repurchased	—	—	(252,913)	(2,917,263)
Net decrease	—	—	(243,392)	$(2,810,307)
Class R2 shares
Sold	111,050	$1,346,825	481,652	$5,734,164
Distributions reinvested	44,756	575,114	25,151	305,079
Repurchased	(195,554)	(2,388,611)	(68,125)	(875,423)
Net increase (decrease)	(39,748)	$(466,672)	438,678	$5,163,820
Class R3 shares
Sold	—	—	2,891	$32,129
Repurchased	—	—	(129,632)	(1,494,206)
Net decrease	—	—	(126,741)	$(1,462,077)
Class R4 shares
Sold	8,181	$103,421	4,303	$53,624
Distributions reinvested	2,971	38,063	1,506	18,206
Repurchased	(2,444)	(27,135)	(1,892)	(25,024)
Net increase	8,708	$114,349	3,917	$46,806
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	75

Multimanager 2040 Lifetime Portfolio , Cont’d	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class R5 shares
Sold	350,017	$4,464,819	164,197	$2,017,175
Distributions reinvested	30,568	394,633	9,176	111,764
Repurchased	(86,410)	(956,762)	(30,057)	(383,488)
Net increase	294,175	$3,902,690	143,316	$1,745,451
Class R6 shares
Sold	2,443,575	$30,782,991	2,443,780	$32,504,855
Distributions reinvested	557,255	7,171,871	207,703	2,521,517
Repurchased	(1,821,181)	(21,269,089)	(942,875)	(11,979,822)
Net increase	1,179,649	$16,685,773	1,708,608	$23,046,550
Class 1 shares
Sold	4,142,429	$49,952,601	3,434,580	$44,020,189
Distributions reinvested	5,297,954	68,290,627	3,436,597	41,789,015
Repurchased	(7,291,179)	(91,489,353)	(8,450,943)	(109,270,747)
Net increase (decrease)	2,149,204	$26,753,875	(1,579,766)	$(23,461,543)
Total net increase	3,761,690	$49,808,278	1,669,827	$18,562,251

Multimanager 2035 Lifetime Portfolio	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class A shares
Sold	768,758	$9,147,586	3,414,601	$41,983,019
Distributions reinvested	1,706,552	21,092,977	977,844	11,587,450
Repurchased	(2,051,612)	(23,948,965)	(2,874,935)	(35,435,981)
Net increase	423,698	$6,291,598	1,517,510	$18,134,488
Class I shares
Sold	47,679	$492,996	5,993	$75,599
Distributions reinvested	648	8,047	98	1,160
Repurchased	(44,009)	(473,742)	(169)	(2,242)
Net increase	4,318	$27,301	5,922	$74,517
Class R1 shares
Sold	—	—	4,368	$48,822
Repurchased	—	—	(421,389)	(4,798,270)
Net decrease	—	—	(417,021)	$(4,749,448)
Class R2 shares
Sold	144,865	$1,718,773	683,345	$7,986,710
Distributions reinvested	73,004	907,436	48,160	573,583
Repurchased	(209,502)	(2,517,704)	(193,965)	(2,450,204)
Net increase	8,367	$108,505	537,540	$6,110,089
Class R3 shares
Sold	—	—	19,850	$219,239
Repurchased	—	—	(203,629)	(2,329,184)
Net decrease	—	—	(183,779)	$(2,109,945)
Class R4 shares
Sold	6,150	$74,434	3,807	$47,787
Distributions reinvested	1,180	14,662	547	6,506
Repurchased	(23)	(263)	(2,873)	(38,042)
Net increase	7,307	$88,833	1,481	$16,251
76	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2035 Lifetime Portfolio , Cont’d	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class R5 shares
Sold	469,045	$5,736,499	325,136	$3,927,286
Distributions reinvested	43,535	542,443	18,369	219,137
Repurchased	(63,126)	(745,388)	(55,317)	(691,628)
Net increase	449,454	$5,533,554	288,188	$3,454,795
Class R6 shares
Sold	2,996,917	$36,017,209	2,832,733	$36,643,458
Distributions reinvested	700,189	8,710,346	264,335	3,148,230
Repurchased	(2,314,446)	(25,722,152)	(1,247,377)	(15,477,942)
Net increase	1,382,660	$19,005,403	1,849,691	$24,313,746
Class 1 shares
Sold	4,926,192	$57,515,786	4,042,716	$50,852,656
Distributions reinvested	6,780,994	84,491,184	4,386,806	52,334,600
Repurchased	(9,495,232)	(117,560,237)	(11,604,759)	(144,456,926)
Net increase (decrease)	2,211,954	$24,446,733	(3,175,237)	$(41,269,670)
Total net increase	4,487,758	$55,501,927	424,295	$3,974,823

Multimanager 2030 Lifetime Portfolio	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class A shares
Sold	972,461	$11,642,722	4,394,029	$52,106,952
Distributions reinvested	2,016,060	23,910,474	1,199,045	13,729,066
Repurchased	(2,909,537)	(32,874,111)	(3,376,767)	(40,029,203)
Net increase	78,984	$2,679,085	2,216,307	$25,806,815
Class I shares
Sold	110,045	$1,290,519	137,484	$1,684,806
Distributions reinvested	11,122	131,348	6,741	76,843
Repurchased	(74,217)	(837,870)	(121,281)	(1,461,546)
Net increase	46,950	$583,997	22,944	$300,103
Class R1 shares
Sold	—	—	5,380	$58,399
Repurchased	—	—	(387,361)	(4,277,434)
Net decrease	—	—	(381,981)	$(4,219,035)
Class R2 shares
Sold	234,842	$2,592,622	732,436	$8,243,327
Distributions reinvested	86,376	1,015,776	49,952	567,458
Repurchased	(372,693)	(3,983,882)	(116,812)	(1,418,749)
Net increase (decrease)	(51,475)	$(375,484)	665,576	$7,392,036
Class R3 shares
Sold	—	—	18,562	$199,314
Repurchased	—	—	(188,453)	(2,089,343)
Net decrease	—	—	(169,891)	$(1,890,029)
Class R4 shares
Sold	10,295	$122,292	16,446	$201,953
Distributions reinvested	6,779	79,854	3,198	36,422
Repurchased	(4,717)	(48,867)	(3,874)	(48,153)
Net increase	12,357	$153,279	15,770	$190,222
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	77

Multimanager 2030 Lifetime Portfolio , Cont’d	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class R5 shares
Sold	508,492	$5,926,250	447,628	$5,168,647
Distributions reinvested	64,250	758,154	27,878	317,529
Repurchased	(216,534)	(2,406,035)	(14,493)	(169,760)
Net increase	356,208	$4,278,369	461,013	$5,316,416
Class R6 shares
Sold	3,402,410	$39,873,894	3,265,972	$39,985,202
Distributions reinvested	797,713	9,405,036	296,890	3,381,582
Repurchased	(2,494,369)	(26,979,653)	(1,402,731)	(16,533,232)
Net increase	1,705,754	$22,299,277	2,160,131	$26,833,552
Class 1 shares
Sold	5,497,564	$62,308,250	5,038,154	$60,401,334
Distributions reinvested	7,919,197	93,446,526	5,188,063	59,143,922
Repurchased	(11,049,572)	(125,697,108)	(14,210,548)	(167,405,244)
Net increase (decrease)	2,367,189	$30,057,668	(3,984,331)	$(47,859,988)
Total net increase	4,515,967	$59,676,191	1,005,538	$11,870,092

Multimanager 2025 Lifetime Portfolio	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,058,491	$11,373,302	4,937,049	$56,146,800
Distributions reinvested	2,157,658	24,036,311	1,226,157	13,499,988
Repurchased	(3,409,776)	(36,085,865)	(3,763,828)	(42,731,115)
Net increase (decrease)	(193,627)	$(676,252)	2,399,378	$26,915,673
Class I shares
Sold	42,863	$448,278	107,167	$1,170,728
Distributions reinvested	22,448	248,727	18,020	197,323
Repurchased	(90,287)	(893,196)	(97,181)	(1,097,276)
Net increase (decrease)	(24,976)	$(196,191)	28,006	$270,775
Class R1 shares
Sold	—	—	2,272	$24,061
Repurchased	—	—	(271,291)	(2,909,070)
Net decrease	—	—	(269,019)	$(2,885,009)
Class R2 shares
Sold	150,575	$1,569,519	723,787	$7,884,153
Distributions reinvested	102,883	1,136,862	62,207	679,300
Repurchased	(372,624)	(3,891,613)	(152,976)	(1,760,918)
Net increase (decrease)	(119,166)	$(1,185,232)	633,018	$6,802,535
Class R3 shares
Sold	—	—	2,652	$27,849
Repurchased	—	—	(270,852)	(2,915,528)
Net decrease	—	—	(268,200)	$(2,887,679)
Class R4 shares
Sold	8,652	$98,675	14,545	$172,592
Distributions reinvested	6,571	72,877	2,880	31,560
Repurchased	(1,380)	(14,967)	(5,184)	(60,557)
Net increase	13,843	$156,585	12,241	$143,595
78	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2025 Lifetime Portfolio , Cont’d	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class R5 shares
Sold	550,836	$6,041,337	356,945	$3,993,139
Distributions reinvested	57,588	637,503	24,631	269,460
Repurchased	(219,057)	(2,206,699)	(97,392)	(1,107,031)
Net increase	389,367	$4,472,141	284,184	$3,155,568
Class R6 shares
Sold	2,542,179	$27,987,669	2,342,816	$27,258,640
Distributions reinvested	678,533	7,497,792	273,816	2,992,811
Repurchased	(2,322,936)	(23,792,958)	(1,317,960)	(14,873,461)
Net increase	897,776	$11,692,503	1,298,672	$15,377,990
Class 1 shares
Sold	3,390,101	$37,560,166	4,502,913	$51,530,293
Distributions reinvested	8,234,978	91,161,204	5,235,289	57,274,064
Repurchased	(15,237,874)	(165,203,408)	(15,196,843)	(170,302,018)
Net decrease	(3,612,795)	$(36,482,038)	(5,458,641)	$(61,497,661)
Total net decrease	(2,649,578)	$(22,218,484)	(1,340,361)	$(14,604,213)

Multimanager 2020 Lifetime Portfolio	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class A shares
Sold	490,795	$4,685,544	4,292,795	$44,253,881
Distributions reinvested	2,327,639	22,950,524	1,434,125	14,384,270
Repurchased	(3,640,513)	(34,871,107)	(3,448,811)	(35,704,346)
Net increase (decrease)	(822,079)	$(7,235,039)	2,278,109	$22,933,805
Class I shares
Sold	92,136	$990,440	95,315	$980,014
Distributions reinvested	9,715	95,882	977	9,796
Repurchased	(102,340)	(964,997)	(102,780)	(1,051,201)
Net increase (decrease)	(489)	$121,325	(6,488)	$(61,391)
Class R1 shares
Sold	—	—	3,846	$38,130
Repurchased	—	—	(387,432)	(3,879,312)
Net decrease	—	—	(383,586)	$(3,841,182)
Class R2 shares
Sold	64,642	$608,123	604,501	$6,082,305
Distributions reinvested	63,598	623,899	47,199	470,577
Repurchased	(52,208)	(496,078)	(190,833)	(1,969,734)
Net increase	76,032	$735,944	460,867	$4,583,148
Class R3 shares
Sold	—	—	1,578	$15,622
Repurchased	—	—	(165,809)	(1,666,041)
Net decrease	—	—	(164,231)	$(1,650,419)
Class R4 shares
Sold	9,973	$100,277	38,210	$399,299
Distributions reinvested	6,967	68,277	3,525	35,142
Repurchased	(41,150)	(395,244)	(881)	(9,037)
Net increase (decrease)	(24,210)	$(226,690)	40,854	$425,404
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	79

Multimanager 2020 Lifetime Portfolio , Cont’d	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class R5 shares
Sold	443,403	$4,421,421	498,512	$5,177,820
Distributions reinvested	103,745	1,020,849	59,476	594,756
Repurchased	(497,956)	(4,726,954)	(132,429)	(1,354,533)
Net increase	49,192	$715,316	425,559	$4,418,043
Class R6 shares
Sold	1,591,019	$16,014,671	1,526,472	$16,018,648
Distributions reinvested	422,289	4,142,655	214,917	2,144,875
Repurchased	(1,611,556)	(15,001,289)	(1,495,130)	(15,281,717)
Net increase	401,752	$5,156,037	246,259	$2,881,806
Class 1 shares
Sold	1,478,820	$14,335,516	1,719,290	$17,765,116
Distributions reinvested	4,787,474	47,060,867	3,659,382	36,593,816
Repurchased	(10,654,550)	(101,917,411)	(12,633,673)	(130,786,975)
Net decrease	(4,388,256)	$(40,521,028)	(7,255,001)	$(76,428,043)
Total net decrease	(4,708,058)	$(41,254,135)	(4,357,658)	$(46,738,829)

Multimanager 2015 Lifetime Portfolio	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class A shares
Sold	99,838	$874,056	1,345,936	$12,508,441
Distributions reinvested	1,003,898	8,994,929	804,235	7,262,242
Repurchased	(1,420,178)	(12,383,898)	(1,608,276)	(15,014,347)
Net increase (decrease)	(316,442)	$(2,514,913)	541,895	$4,756,336
Class I shares
Sold	98,399	$808,116	4,114	$39,777
Distributions reinvested	8,816	78,908	6,979	62,949
Repurchased	(17,437)	(148,378)	(12,391)	(117,020)
Net increase (decrease)	89,778	$738,646	(1,298)	$(14,294)
Class R1 shares
Sold	—	—	1,174	$10,638
Repurchased	—	—	(163,414)	(1,487,671)
Net decrease	—	—	(162,240)	$(1,477,033)
Class R2 shares
Sold	9,202	$79,060	294,000	$2,680,963
Distributions reinvested	8,596	76,591	20,595	184,737
Repurchased	(179,134)	(1,699,290)	(91,486)	(843,252)
Net increase (decrease)	(161,336)	$(1,543,639)	223,109	$2,022,448
Class R3 shares
Sold	—	—	381	$3,420
Repurchased	—	—	(132,509)	(1,210,501)
Net decrease	—	—	(132,128)	$(1,207,081)
Class R4 shares[1]
Sold	—	—	1,074	$10,003
Distributions reinvested	—	—	102	916
Repurchased	—	—	(1,410)	(13,292)
Net decrease	—	—	(234)	$(2,373)
80	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Multimanager 2015 Lifetime Portfolio , Cont’d	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class R5 shares
Sold	43,429	$373,071	6,750	$63,112
Distributions reinvested	2,694	24,087	1,861	16,769
Repurchased	(7,236)	(60,739)	(16,825)	(152,960)
Net increase (decrease)	38,887	$336,419	(8,214)	$(73,079)
Class R6 shares
Sold	298,345	$2,658,854	166,183	$1,544,942
Distributions reinvested	127,963	1,145,265	97,477	878,267
Repurchased	(434,774)	(3,697,924)	(239,058)	(2,199,980)
Net increase (decrease)	(8,466)	$106,195	24,602	$223,229
Class 1 shares
Sold	1,155,995	$10,445,160	1,013,951	$9,419,405
Distributions reinvested	1,371,957	12,265,294	1,241,335	11,184,425
Repurchased	(4,051,740)	(35,059,164)	(5,094,435)	(47,660,628)
Net decrease	(1,523,788)	$(12,348,710)	(2,839,149)	$(27,056,798)
Total net decrease	(1,881,367)	$(15,226,002)	(2,353,657)	$(22,828,645)

[1]	There were no share transactions for Class R4 for the year ended August 31, 2022.

Multimanager 2010 Lifetime Portfolio	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class A shares
Sold	183,498	$1,502,550	758,543	$6,856,161
Distributions reinvested	435,947	3,818,899	340,979	3,004,023
Repurchased	(706,647)	(5,961,264)	(645,440)	(5,849,783)
Net increase (decrease)	(87,202)	$(639,815)	454,082	$4,010,401
Class I shares
Sold	35,467	$297,750	58,418	$531,465
Distributions reinvested	3,303	28,897	3,582	31,526
Repurchased	(20,676)	(166,470)	(70,227)	(646,946)
Net increase (decrease)	18,094	$160,177	(8,227)	$(83,955)
Class R1 shares
Sold	—	—	223	$1,973
Repurchased	—	—	(35,154)	(312,141)
Net decrease	—	—	(34,931)	$(310,168)
Class R2 shares
Sold	8,838	$74,546	58,842	$526,052
Distributions reinvested	4,914	42,996	6,015	52,875
Repurchased	(3,017)	(26,727)	(44,615)	(416,678)
Net increase	10,735	$90,815	20,242	$162,249
Class R3 shares
Sold	—	—	82	$722
Repurchased	—	—	(11,145)	(99,196)
Net decrease	—	—	(11,063)	$(98,474)
Class R4 shares
Sold	733	$6,646	908	$8,221
Distributions reinvested	514	4,495	446	3,924
Repurchased	(1,353)	(12,556)	(140)	(1,243)
Net increase (decrease)	(106)	$(1,415)	1,214	$10,902
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	81

Multimanager 2010 Lifetime Portfolio , Cont’d	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class R5 shares
Sold	162,142	$1,361,244	175,248	$1,581,764
Distributions reinvested	6,290	55,038	5,420	47,638
Repurchased	(25,460)	(205,567)	(108,971)	(967,883)
Net increase	142,972	$1,210,715	71,697	$661,519
Class R6 shares
Sold	272,526	$2,371,376	327,177	$2,994,039
Distributions reinvested	104,161	911,410	69,836	614,556
Repurchased	(230,148)	(1,893,640)	(189,757)	(1,731,907)
Net increase	146,539	$1,389,146	207,256	$1,876,688
Class 1 shares
Sold	1,802,539	$15,451,935	1,874,752	$16,998,678
Distributions reinvested	988,298	8,647,605	905,025	7,964,223
Repurchased	(3,595,380)	(30,829,306)	(3,986,529)	(36,179,179)
Net decrease	(804,543)	$(6,729,766)	(1,206,752)	$(11,216,278)
Total net decrease	(573,511)	$(4,520,143)	(506,482)	$(4,987,116)
Affiliates of the Trust owned shares of the following classes of the portfolios on August 31, 2022. Such concentration of shareholders’ capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.
Portfolio	Class	% by Class
Multimanager 2065 Lifetime Portfolio	A	29%
Multimanager 2065 Lifetime Portfolio	I	100%
Multimanager 2065 Lifetime Portfolio	R2	100%
Multimanager 2065 Lifetime Portfolio	R4	100%
Multimanager 2065 Lifetime Portfolio	R5	71%
Multimanager 2065 Lifetime Portfolio	1	100%
Multimanager 2060 Lifetime Portfolio	I	100%
Multimanager 2060 Lifetime Portfolio	R4	66%
Multimanager 2060 Lifetime Portfolio	1	100%
Multimanager 2055 Lifetime Portfolio	I	44%
Multimanager 2055 Lifetime Portfolio	R4	100%
Multimanager 2055 Lifetime Portfolio	1	100%
Multimanager 2050 Lifetime Portfolio	I	32%
Multimanager 2050 Lifetime Portfolio	R6	1%
Multimanager 2050 Lifetime Portfolio	1	100%
Multimanager 2045 Lifetime Portfolio	I	13%
Multimanager 2045 Lifetime Portfolio	R6	1%
Multimanager 2045 Lifetime Portfolio	1	100%
Multimanager 2040 Lifetime Portfolio	R6	1%
Multimanager 2040 Lifetime Portfolio	1	100%
Multimanager 2035 Lifetime Portfolio	1	100%
Multimanager 2030 Lifetime Portfolio	1	100%
Multimanager 2025 Lifetime Portfolio	1	100%
Multimanager 2020 Lifetime Portfolio	1	100%
Multimanager 2015 Lifetime Portfolio	1	100%
Multimanager 2010 Lifetime Portfolio	R6	2%
Multimanager 2010 Lifetime Portfolio	1	100%
On June 25, 2020, the Board of Trustees approved redesignations of certain share classes. As a result of the redesignations, Class R1 and Class R3 were terminated, and shareholders in these classes became shareholders of the respective classes identified below, in each case with the same or lower total net expenses. The following amounts are included in the amount repurchased of the terminated classes and the amount sold of the redesignated classes.
82	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Redesignation	Effective date	Multimanager 2060 Lifetime Portfolio	Multimanager 2055 Lifetime Portfolio	Multimanager 2050 Lifetime Portfolio	Multimanager 2045 Lifetime Portfolio	Multimanager 2040 Lifetime Portfolio	Multimanager 2035 Lifetime Portfolio
Class R3 shares as Class R2 shares	October 9, 2020	$292,473	$232,914	$1,490,297	$1,364,818	$1,460,472	$2,326,246
Class R1 shares as Class R2 shares	October 23, 2020	$61,237	$158,618	$1,452,581	$1,889,523	$2,887,007	$4,253,603

Redesignation	Effective date	Multimanager 2030 Lifetime Portfolio	Multimanager 2025 Lifetime Portfolio	Multimanager 2020 Lifetime Portfolio	Multimanager 2015 Lifetime Portfolio	Multimanager 2010 Lifetime Portfolio
Class R3 shares as Class R2 shares	October 9, 2020	$2,083,451	$2,901,157	$1,632,869	$1,210,212	$99,010
Class R1 shares as Class R2 shares	October 23, 2020	$4,177,598	$2,844,970	$3,837,661	$1,365,125	$311,739
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to the following for the year ended August 31, 2022:
	Purchases		Sales
Portfolio	U.S. Government	Other issuers	U.S. Government	Other issuers
Multimanager 2065 Lifetime Portfolio	$666,097	$35,827,725	$88,835	$11,265,814
Multimanager 2060 Lifetime Portfolio	3,012,496	145,256,458	1,463,638	96,425,673
Multimanager 2055 Lifetime Portfolio	4,770,942	220,414,621	2,540,506	157,297,661
Multimanager 2050 Lifetime Portfolio	7,483,114	337,798,271	4,393,424	263,045,903
Multimanager 2045 Lifetime Portfolio	15,785,065	523,749,736	7,752,957	426,134,353
Multimanager 2040 Lifetime Portfolio	28,060,646	544,045,305	16,939,287	469,385,046
Multimanager 2035 Lifetime Portfolio	44,786,657	601,654,681	28,660,738	539,805,109
Multimanager 2030 Lifetime Portfolio	63,725,348	634,072,511	43,600,092	578,052,523
Multimanager 2025 Lifetime Portfolio	51,531,406	491,703,923	50,179,969	526,712,504
Multimanager 2020 Lifetime Portfolio	23,823,120	226,340,585	29,906,570	283,044,093
Multimanager 2015 Lifetime Portfolio	7,026,873	77,557,832	10,539,560	95,476,281
Multimanager 2010 Lifetime Portfolio	4,721,981	58,084,188	7,165,787	63,711,714
Note 7—Investment in affiliated underlying funds
The portfolios invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolios’ investment may represent a significant portion of each affiliated underlying funds’ net assets. At August 31, 2022, the following portfolios held 5% or more of the net assets of the affiliated underlying funds shown below:
Portfolio	Affiliated Class NAV	Percentage of underlying fund net assets
Multimanager 2030 Lifetime Portfolio	JHF Diversified Real Assets Fund	6.0%
Multimanager 2025 Lifetime Portfolio	JHF Short Duration Bond Fund	5.8%
	JHF Diversified Real Assets Fund	6.6%
	JHF II Fundamental Global Franchise Fund	5.2%
Information regarding the portfolios’ fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Multimanager 2065 Lifetime Portfolio
Absolute Return Currency	40,496	$149,119	$317,234	$(59,874)	$(3,637)	$(18,133)	—	—	$384,709
Blue Chip Growth	43,026	665,972	1,916,460	(276,340)	(70,487)	(529,189)	—	$155,119	1,706,416
Bond	10,956	28,699	199,780	(64,404)	(8,679)	(3,325)	$2,488	269	152,071
Capital Appreciation	88,561	411,127	1,279,882	(165,411)	(72,710)	(394,581)	—	186,128	1,058,307
Capital Appreciation Value	98,110	346,752	808,651	(66,220)	(8,189)	(162,685)	5,833	103,429	918,309
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	83

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Disciplined Value	63,656	$498,086	$1,135,354	$(104,076)	$7,244	$(155,901)	$7,765	$99,012	$1,380,707
Disciplined Value International	98,782	465,871	1,030,429	(120,135)	2,695	(171,742)	26,248	—	1,207,118
Emerging Markets Debt	21,077	57,932	224,697	(99,378)	(23,793)	(6,862)	6,302	—	152,596
Emerging Markets Equity	240,103	833,309	2,285,395	(221,526)	(48,669)	(704,393)	4,578	135,688	2,144,116
Equity Income	93,745	752,660	1,489,011	(210,772)	7,469	(170,968)	21,856	89,277	1,867,400
Financial Industries	24,657	174,095	389,392	(59,017)	(3,780)	(92,126)	6,073	48,705	408,564
Fundamental Large Cap Core	18,078	449,691	1,044,893	(155,593)	(9,497)	(213,552)	1,736	50,786	1,115,942
Health Sciences	92,502	173,850	446,904	(77,202)	(14,889)	(89,280)	—	40,852	439,383
High Yield	51,592	57,810	212,198	(96,961)	(13,964)	(6,370)	6,557	—	152,713
International Dynamic Growth	39,679	80,377	434,295	(23,464)	(6,760)	(127,334)	—	30,827	357,114
International Growth	26,708	301,961	729,626	(117,110)	(15,489)	(228,875)	4,194	63,286	670,113
International Small Company	55,670	231,550	551,774	(99,990)	(20,324)	(142,491)	10,127	31,456	520,519
International Strategic Equity Allocation	414,351	—	4,104,178	(112,814)	(15,031)	(437,773)	—	—	3,538,560
John Hancock Collateral Trust	3,272	—	37,589	(4,246)	(665)	24	18	—	32,702
Mid Cap Growth	104,288	—	2,293,971	(249,811)	(192,432)	(422,977)	—	191,293	1,428,751
Mid Cap Stock	—	553,346	156,093	(680,129)	183	(29,493)	—	—	—
Mid Value	96,806	679,279	1,312,394	(166,582)	12,359	(157,859)	8,541	81,248	1,679,591
Science & Technology	163,101	87,210	329,176	(39,320)	(67,832)	(84,155)	—	89,215	225,079
Small Cap Growth	18,224	130,252	355,058	(85,123)	(48,734)	(90,671)	—	56,605	260,782
Small Cap Value	15,066	172,671	319,452	(135,955)	(4,743)	(45,281)	1,555	30,388	306,144
Strategic Equity Allocation	—	3,636,192	5,501,824	(7,994,531)	(817,444)	(326,041)	81,503	810,055	—
Strategic Income Opportunities	—	28,929	78,181	(97,867)	(9,044)	(199)	1,595	—	—
U.S. Sector Rotation	563,506	—	5,432,187	(104,592)	(16,825)	(487,154)	—	—	4,823,616
					$(1,463,667)	$(5,299,386)	$196,969	$2,293,638	$26,931,322
Multimanager 2060 Lifetime Portfolio
Absolute Return Currency	265,374	$2,676,410	$1,047,565	$(1,011,536)	$(29,881)	$(161,501)	—	—	$2,521,057
84	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Blue Chip Growth	276,462	$11,918,347	$6,603,254	$(1,753,276)	$(247,273)	$(5,556,566)	—	$1,681,766	$10,964,486
Bond	72,878	514,715	954,382	(355,904)	(43,114)	(58,533)	$20,661	2,927	1,011,546
Capital Appreciation	569,046	7,391,607	5,290,747	(1,297,134)	(309,621)	(4,275,501)	—	2,006,932	6,800,098
Capital Appreciation Value	628,874	6,217,135	2,055,816	(704,917)	(66,608)	(1,615,170)	63,805	1,131,438	5,886,256
Disciplined Value	410,409	8,916,753	2,658,384	(1,299,614)	158,455	(1,532,209)	85,545	1,090,854	8,901,769
Disciplined Value International	633,182	8,358,010	2,301,894	(1,613,056)	121,847	(1,431,213)	286,609	—	7,737,482
Emerging Markets Debt	139,510	1,039,332	806,059	(562,935)	(121,850)	(150,551)	53,602	—	1,010,055
Emerging Markets Equity	1,542,552	14,825,688	7,661,574	(1,461,271)	(99,327)	(7,151,677)	49,681	1,472,632	13,774,987
Equity Income	605,353	13,503,169	2,409,846	(2,466,443)	134,291	(1,522,238)	220,153	982,181	12,058,625
Financial Industries	159,895	3,123,038	1,210,687	(807,816)	17,688	(894,143)	66,070	529,872	2,649,454
Fundamental Large Cap Core	116,158	8,100,329	2,397,770	(1,240,657)	120,144	(2,207,157)	18,925	553,542	7,170,429
Health Sciences	594,365	3,123,038	1,474,569	(653,281)	(100,220)	(1,020,872)	—	444,673	2,823,234
High Yield	339,557	1,037,148	754,022	(619,112)	(58,154)	(108,816)	56,302	—	1,005,088
International Dynamic Growth	254,966	1,447,841	2,176,469	(139,124)	41,229	(1,231,724)	—	337,471	2,294,691
International Growth	171,197	5,417,359	2,325,624	(1,182,252)	92,619	(2,358,006)	45,783	690,844	4,295,344
International Small Company	356,841	4,156,802	1,350,363	(690,544)	(100,615)	(1,379,542)	110,601	343,526	3,336,464
International Strategic Equity Allocation	2,655,944	—	26,152,656	(113,434)	(16,486)	(3,340,977)	—	—	22,681,759
John Hancock Collateral Trust	30,981	—	322,386	(7,356)	(5,415)	(9)	177	—	309,606
Mid Cap Growth	673,403	—	16,069,145	(2,030,661)	(1,400,910)	(3,411,952)	—	2,519,503	9,225,622
Mid Cap Stock	—	9,967,489	269,041	(8,227,925)	13,894	(2,022,499)	—	—	—
Mid Value	624,274	12,182,556	2,341,343	(2,648,583)	400,853	(1,445,014)	93,411	888,572	10,831,155
Science & Technology	1,052,018	1,561,519	1,727,595	(296,987)	(336,312)	(1,204,031)	—	962,793	1,451,784
Small Cap Growth	117,096	2,346,235	1,533,077	(851,129)	(65,272)	(1,287,270)	—	609,227	1,675,641
Small Cap Value	96,807	3,097,110	904,026	(1,587,938)	245,905	(691,989)	16,988	331,904	1,967,114
Strategic Equity Allocation	—	65,235,474	15,159,615	(67,917,490)	1,421,578	(13,899,177)	895,988	8,905,174	—
Strategic Income Opportunities	—	519,009	239,449	(678,935)	(72,362)	(7,161)	15,139	—	—
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	85

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
U.S. Sector Rotation	3,620,781	—	$35,157,033	$(206,114)	$(28,191)	$(3,928,846)	—	—	$30,993,882
					$(333,108)	$(63,894,344)	$2,099,440	$25,485,831	$173,377,628
Multimanager 2055 Lifetime Portfolio
Absolute Return Currency	431,360	$4,632,119	$1,099,343	$(1,302,801)	$(40,627)	$(290,111)	—	—	$4,097,923
Blue Chip Growth	452,012	20,658,405	9,790,836	(2,832,591)	(350,657)	(9,339,206)	—	$2,847,884	17,926,787
Bond	114,041	889,423	1,259,220	(393,414)	(48,638)	(123,707)	$34,507	5,034	1,582,884
Capital Appreciation	930,382	12,812,080	8,178,229	(2,165,515)	(384,743)	(7,321,982)	—	3,405,634	11,118,069
Capital Appreciation Value	1,029,052	10,755,932	2,876,468	(1,142,958)	(114,429)	(2,743,086)	110,229	1,954,646	9,631,927
Disciplined Value	673,374	15,408,084	3,665,029	(2,143,016)	292,358	(2,616,963)	147,947	1,886,600	14,605,492
Disciplined Value International	1,032,542	14,442,580	2,730,231	(2,378,542)	151,962	(2,328,562)	491,343	—	12,617,669
Emerging Markets Debt	218,656	1,796,813	822,638	(580,729)	(136,092)	(319,564)	90,308	—	1,583,066
Emerging Markets Equity	2,500,446	25,697,780	10,639,822	(1,730,329)	(291,428)	(11,986,863)	85,423	2,532,105	22,328,982
Equity Income	995,478	23,333,379	3,016,399	(4,181,369)	224,371	(2,562,854)	375,854	1,696,792	19,829,926
Financial Industries	264,252	5,397,154	1,725,659	(1,272,943)	105,967	(1,577,181)	113,075	906,839	4,378,656
Fundamental Large Cap Core	189,917	14,040,527	2,943,502	(1,782,131)	264,581	(3,742,924)	32,753	958,018	11,723,555
Health Sciences	971,779	5,396,714	2,111,019	(1,002,154)	(114,762)	(1,774,868)	—	754,109	4,615,949
High Yield	533,855	1,794,448	736,314	(672,234)	(70,043)	(208,273)	94,878	—	1,580,212
International Dynamic Growth	416,853	2,509,583	3,451,241	(239,427)	71,559	(2,041,283)	—	571,470	3,751,673
International Growth	278,580	9,383,821	3,232,984	(1,808,849)	231,971	(4,050,352)	78,265	1,180,991	6,989,575
International Small Company	582,009	7,217,667	1,747,048	(1,031,655)	(104,544)	(2,386,732)	188,990	587,004	5,441,784
International Strategic Equity Allocation	4,316,631	—	42,633,949	(290,974)	(43,430)	(5,435,519)	—	—	36,864,026
John Hancock Collateral Trust	45,474	—	474,210	(10,748)	(9,007)	(13)	261	—	454,442
Mid Cap Growth	1,113,153	—	25,862,472	(3,278,696)	(1,959,017)	(5,374,568)	—	4,301,763	15,250,191
Mid Cap Stock	—	17,276,928	321,156	(13,401,776)	45,687	(4,241,995)	—	—	—
Mid Value	1,020,601	21,058,483	2,762,031	(4,365,678)	737,576	(2,484,983)	160,645	1,528,141	17,707,429
Science & Technology	1,720,422	2,706,625	2,685,866	(421,403)	(452,340)	(2,144,566)	—	1,632,403	2,374,182
Small Cap Growth	191,450	4,066,794	2,279,330	(1,332,462)	(12,283)	(2,261,729)	—	1,035,714	2,739,650
86	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Small Cap Value	159,297	$5,351,783	$1,311,528	$(2,676,320)	$391,645	$(1,141,723)	$29,025	$567,074	$3,236,913
Strategic Equity Allocation	—	113,143,096	21,274,268	(113,035,436)	2,508,265	(23,890,193)	1,544,623	15,351,923	—
Strategic Income Opportunities	—	896,843	248,683	(1,012,224)	(105,943)	(27,359)	25,669	—	—
U.S. Sector Rotation	5,929,393	—	57,628,309	(337,257)	(43,748)	(6,491,701)	—	—	50,755,603
					$744,211	$(108,908,860)	$3,603,795	$43,704,144	$283,186,565
Multimanager 2050 Lifetime Portfolio
Absolute Return Currency	684,124	$7,867,803	$1,804,608	$(2,617,462)	$(45,826)	$(509,941)	—	—	$6,499,182
Blue Chip Growth	718,505	35,119,530	13,388,506	(3,754,771)	(488,264)	(15,769,101)	—	$4,775,012	28,495,900
Bond	179,762	1,513,793	2,055,191	(795,739)	(89,438)	(188,709)	$56,019	8,526	2,495,098
Capital Appreciation	1,487,886	21,776,169	12,203,893	(3,335,297)	(669,441)	(12,195,084)	—	5,697,069	17,780,240
Capital Appreciation Value	1,654,979	18,319,117	4,338,328	(2,351,735)	(262,248)	(4,552,855)	186,207	3,301,935	15,490,607
Disciplined Value	1,083,411	26,235,423	5,431,980	(4,271,844)	445,662	(4,342,028)	250,855	3,198,874	23,499,193
Disciplined Value International	1,639,530	24,579,964	3,361,751	(4,386,772)	290,028	(3,809,914)	827,804	—	20,035,057
Emerging Markets Debt	345,733	3,056,710	1,207,928	(1,008,276)	(212,147)	(541,107)	147,382	—	2,503,108
Emerging Markets Equity	3,992,705	43,667,620	15,443,830	(2,858,627)	(663,060)	(19,934,910)	142,413	4,221,406	35,654,853
Equity Income	1,601,659	39,647,396	4,451,406	(8,282,926)	413,730	(4,324,554)	632,915	2,871,068	31,905,052
Financial Industries	421,229	9,185,925	2,649,310	(2,396,380)	206,978	(2,666,073)	189,735	1,521,642	6,979,760
Fundamental Large Cap Core	305,443	23,889,276	3,702,348	(2,903,541)	436,521	(6,269,605)	55,375	1,619,717	18,854,999
Health Sciences	1,550,913	9,198,089	2,920,220	(1,558,306)	(221,740)	(2,971,427)	—	1,281,804	7,366,836
High Yield	845,645	3,050,286	1,144,753	(1,237,372)	(107,003)	(347,556)	154,842	—	2,503,108
International Dynamic Growth	661,463	4,263,621	5,345,846	(376,256)	111,226	(3,391,266)	—	957,571	5,953,171
International Growth	444,142	15,931,412	4,325,515	(2,740,655)	339,443	(6,712,180)	131,400	1,982,771	11,143,535
International Small Company	924,192	12,264,118	2,263,989	(1,724,762)	(149,771)	(4,012,375)	316,019	981,557	8,641,199
International Strategic Equity Allocation	6,869,477	—	68,230,272	(556,618)	(79,139)	(8,929,182)	—	—	58,665,333
John Hancock Collateral Trust	66,529	—	696,033	(16,181)	(14,982)	(19)	385	—	664,851
Mid Cap Growth	1,787,448	—	40,429,633	(4,115,806)	(2,690,650)	(9,135,141)	—	7,330,594	24,488,036
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	87

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Mid Cap Stock	—	$29,357,234	$195,668	$(21,890,842)	$48,209	$(7,710,269)	—	—	—
Mid Value	1,650,472	35,841,413	3,810,583	(8,100,165)	1,142,357	(4,058,496)	$271,167	$2,579,491	$28,635,692
Science & Technology	2,745,757	4,599,044	4,205,195	(668,619)	(740,034)	(3,606,441)	—	2,732,307	3,789,145
Small Cap Growth	305,306	6,910,831	3,209,071	(1,932,540)	(138,275)	(3,680,163)	—	1,726,853	4,368,924
Small Cap Value	255,743	9,144,818	1,744,420	(4,445,808)	597,976	(1,844,717)	48,415	945,888	5,196,689
Strategic Equity Allocation	—	191,859,720	31,837,103	(187,615,867)	12,005,657	(48,086,613)	2,608,492	25,925,659	—
Strategic Income Opportunities	—	1,526,422	365,888	(1,674,694)	(170,700)	(46,916)	42,381	—	—
U.S. Sector Rotation	9,535,983	—	93,813,061	(1,307,315)	(169,710)	(10,708,019)	—	—	81,628,017
					$9,125,359	$(190,344,661)	$6,061,806	$73,659,744	$453,237,585
Multimanager 2045 Lifetime Portfolio
Absolute Return Currency	1,109,848	$13,052,966	$2,353,084	$(3,957,734)	$(196,233)	$(708,524)	—	—	$10,543,559
Blue Chip Growth	1,147,766	57,884,999	17,978,706	(3,942,892)	(115,905)	(26,284,489)	—	$7,813,259	45,520,419
Bond	728,426	2,513,005	9,794,152	(1,449,897)	(142,859)	(603,844)	$167,408	14,028	10,110,557
Capital Appreciation	2,373,419	35,889,779	17,423,146	(4,099,532)	(83,390)	(20,767,644)	—	9,268,877	28,362,359
Capital Appreciation Value	2,722,056	30,544,893	6,614,659	(3,769,419)	(122,481)	(7,789,209)	307,067	5,445,102	25,478,443
Disciplined Value	1,725,430	43,235,713	8,302,501	(7,834,708)	402,313	(6,681,243)	408,622	5,210,704	37,424,576
Disciplined Value International	2,646,744	40,833,133	4,463,874	(7,203,943)	(9,326)	(5,740,528)	1,364,380	—	32,343,210
Diversified Real Assets	459,100	2,534,801	3,675,753	(1,009,594)	38,202	100,169	63,165	—	5,339,331
Emerging Markets Debt	943,727	8,122,245	2,666,296	(1,909,922)	(379,134)	(1,666,901)	399,909	—	6,832,584
Emerging Markets Equity	6,125,513	71,213,306	21,515,709	(5,349,694)	(2,051,527)	(30,626,965)	227,723	6,750,144	54,700,829
Equity Income	2,550,564	65,343,622	6,611,663	(14,898,883)	771,815	(7,020,992)	1,026,140	4,683,087	50,807,225
Financial Industries	670,049	15,255,441	3,923,900	(4,056,787)	(139,001)	(3,880,839)	312,315	2,504,716	11,102,714
Fundamental Large Cap Core	481,485	39,005,183	3,629,261	(3,593,991)	(455,087)	(8,863,286)	89,746	2,625,072	29,722,080
Health Sciences	2,435,470	15,276,580	4,263,912	(2,725,274)	(446,023)	(4,800,715)	—	2,100,679	11,568,480
High Yield	1,886,054	5,572,308	2,470,519	(1,597,751)	(141,044)	(721,311)	302,065	—	5,582,721
International Dynamic Growth	1,065,239	7,084,259	8,273,369	(472,271)	64,633	(5,362,837)	—	1,570,627	9,587,153
International Growth	715,314	26,468,092	5,943,634	(4,004,683)	(102,601)	(10,357,220)	216,449	3,266,114	17,947,222
International Small Company	1,510,231	20,352,628	2,929,945	(2,346,378)	(367,496)	(6,448,039)	520,402	1,616,371	14,120,660
88	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
International Strategic Equity Allocation	10,911,406	—	$109,078,146	$(1,337,437)	$(177,478)	$(14,379,822)	—	—	$93,183,409
John Hancock Collateral Trust	169,500	—	1,743,603	(25,371)	(24,298)	(50)	$978	—	1,693,884
Mid Cap Growth	2,768,470	—	55,343,197	(4,975,411)	(2,765,268)	(9,674,480)	—	$11,959,417	37,928,038
Mid Cap Stock	—	$47,932,810	540,173	(29,602,854)	16,198	(18,886,327)	—	—	—
Mid Value	2,569,554	58,672,866	5,526,636	(15,094,578)	(142,615)	(4,380,555)	439,597	4,181,682	44,581,754
Science & Technology	4,311,331	7,638,290	6,232,156	(789,443)	(441,409)	(6,689,957)	—	4,479,654	5,949,637
Small Cap Growth	468,621	11,265,969	4,447,818	(2,938,751)	(371,145)	(5,697,920)	—	2,784,942	6,705,971
Small Cap Value	389,721	14,847,719	2,254,907	(7,194,341)	1,294,958	(3,284,105)	78,221	1,528,225	7,919,138
Strategic Equity Allocation	—	318,119,537	47,592,530	(306,734,250)	47,823,059	(106,800,876)	4,285,000	42,588,380	—
Strategic Income Opportunities	—	2,536,006	376,614	(2,559,246)	(115,911)	(237,463)	69,223	—	—
U.S. Sector Rotation	15,237,120	—	148,867,170	(660,074)	(93,383)	(17,683,970)	—	—	130,429,743
					$41,527,564	$(335,939,942)	$10,278,410	$120,391,080	$735,485,696
Multimanager 2040 Lifetime Portfolio
Absolute Return Currency	1,393,816	$16,786,312	$2,664,422	$(5,020,752)	$(300,858)	$(887,869)	—	—	$13,241,255
Blue Chip Growth	1,104,690	57,878,021	17,317,894	(5,283,766)	(263,432)	(25,836,728)	—	$7,751,208	43,811,989
Bond	1,626,436	22,281,080	10,431,501	(6,045,803)	(604,591)	(3,487,256)	$831,952	124,744	22,574,931
Capital Appreciation	2,239,378	35,204,752	16,568,970	(4,785,355)	29,771	(20,257,566)	—	8,978,029	26,760,572
Capital Appreciation Value	2,338,708	22,024,702	8,334,888	(2,729,543)	(93,680)	(5,646,057)	222,846	3,951,656	21,890,310
Core Bond	1,218,334	9,128,304	8,175,066	(1,999,727)	(183,246)	(1,316,668)	180,172	—	13,803,729
Disciplined Value	1,646,553	42,159,555	8,175,028	(8,641,762)	542,538	(6,521,615)	396,161	5,051,790	35,713,744
Disciplined Value International	2,608,121	39,062,436	6,487,273	(8,341,841)	186,118	(5,522,750)	1,304,964	—	31,871,236
Diversified Real Assets	1,628,821	15,179,969	7,428,833	(4,633,259)	275,095	692,548	374,456	—	18,943,186
Emerging Markets Debt	1,859,298	16,485,839	3,729,379	(2,684,865)	(415,420)	(3,653,618)	795,346	—	13,461,315
Emerging Markets Equity	5,434,649	65,092,546	17,669,498	(4,627,833)	(1,588,509)	(28,014,286)	207,644	6,154,965	48,531,416
Equity Income	2,425,655	66,102,183	6,420,716	(18,014,419)	1,221,156	(7,410,579)	1,028,580	4,720,109	48,319,057
Financial Industries	701,889	16,348,541	3,767,337	(4,193,960)	(149,256)	(4,142,369)	333,732	2,676,475	11,630,293
Fundamental Global Franchise	410,508	5,501,364	727,313	(328,149)	(11,631)	(1,627,828)	1,468	459,297	4,261,069
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	89

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Fundamental Large Cap Core	383,393	$37,392,718	$3,656,026	$(8,283,113)	$256,654	$(9,355,446)	$85,661	$2,505,582	$23,666,839
Global Equity	388,943	5,456,332	1,041,729	(594,611)	(2,850)	(1,657,232)	92,127	875,094	4,243,368
Health Sciences	2,566,396	16,372,403	4,335,053	(2,943,376)	(466,044)	(5,107,656)	—	2,247,630	12,190,380
High Yield	4,078,620	13,700,158	3,370,665	(2,950,822)	(198,469)	(1,848,816)	708,839	—	12,072,716
International Dynamic Growth	1,048,336	4,987,765	9,387,597	(367,737)	94,308	(4,666,910)	—	1,094,798	9,435,023
International Growth	703,661	26,807,606	6,547,744	(5,555,440)	483,322	(10,628,388)	218,322	3,294,376	17,654,844
International Small Company	1,609,140	22,159,393	3,072,144	(2,814,091)	(418,212)	(6,953,775)	564,842	1,754,403	15,045,459
International Strategic Equity Allocation	11,012,936	—	110,740,737	(1,843,881)	(235,242)	(14,611,142)	—	—	94,050,472
John Hancock Collateral Trust	161,428	—	1,665,425	(27,348)	(24,812)	(48)	931	—	1,613,217
Mid Cap Growth	2,504,508	—	50,089,921	(5,239,816)	(2,754,217)	(7,784,124)	—	11,156,222	34,311,764
Mid Cap Stock	—	44,623,984	675,810	(26,753,899)	27,613	(18,573,508)	—	—	—
Mid Value	2,324,194	54,635,628	5,118,096	(15,279,514)	220,995	(4,370,444)	409,513	3,895,512	40,324,761
Science & Technology	4,512,849	8,202,102	6,514,899	(913,061)	(421,470)	(7,154,738)	—	4,750,035	6,227,732
Small Cap Growth	390,592	9,997,697	3,538,203	(2,642,329)	(343,134)	(4,961,061)	—	2,436,735	5,589,376
Small Cap Value	327,445	13,235,377	2,032,864	(6,888,473)	1,550,870	(3,276,951)	69,592	1,359,639	6,653,687
Strategic Equity Allocation	—	326,540,891	49,095,165	(315,317,172)	49,532,049	(109,850,933)	4,379,354	43,526,160	—
Strategic Income Opportunities	442,725	6,478,065	853,074	(2,225,575)	(108,082)	(641,069)	188,679	—	4,356,413
U.S. Sector Rotation	15,436,373	—	152,265,394	(2,056,044)	(210,809)	(17,863,183)	—	—	132,135,358
					$45,626,525	$(342,938,065)	$12,395,181	$118,764,459	$774,385,511
Multimanager 2035 Lifetime Portfolio
Absolute Return Currency	1,806,660	$21,280,963	$3,591,521	$(6,247,600)	$(342,384)	$(1,119,228)	—	—	$17,163,272
Blue Chip Growth	1,118,024	61,441,389	19,618,034	(9,709,962)	(760,276)	(26,248,365)	—	$8,117,548	44,340,820
Bond	3,536,498	50,954,367	16,715,772	(9,735,940)	(1,010,005)	(7,837,602)	$1,813,320	281,492	49,086,592
Capital Appreciation	2,239,746	37,004,667	17,448,342	(6,907,692)	(51,083)	(20,729,274)	—	9,292,006	26,764,960
Capital Appreciation Value	3,656,886	31,011,164	15,529,750	(3,852,515)	(220,960)	(8,238,984)	308,646	5,473,117	34,228,455
Core Bond	3,219,743	32,139,709	13,369,653	(4,184,022)	(327,837)	(4,517,816)	608,740	—	36,479,687
Disciplined Value	1,680,284	42,800,983	9,358,722	(9,850,854)	791,221	(6,654,712)	397,704	5,071,471	36,445,360
90	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Disciplined Value International	2,794,800	$40,966,002	$7,592,503	$(8,896,721)	$302,871	$(5,812,197)	$1,349,361	—	$34,152,458
Diversified Real Assets	3,295,288	38,052,764	10,009,679	(11,983,664)	858,147	1,387,271	927,513	—	38,324,197
Emerging Markets Debt	3,438,648	30,066,451	5,434,360	(3,250,797)	(501,248)	(6,852,954)	1,437,674	—	24,895,812
Emerging Markets Equity	5,422,285	65,045,209	17,760,675	(5,118,850)	(1,667,418)	(27,598,613)	205,357	$6,087,185	48,421,003
Equity Income	2,487,816	71,881,439	6,988,693	(22,829,514)	1,864,242	(8,347,567)	1,098,545	5,060,797	49,557,293
Financial Industries	697,295	16,463,768	4,273,756	(4,886,384)	(328,742)	(3,968,217)	334,793	2,684,988	11,554,181
Fundamental Global Franchise	611,573	6,921,338	2,181,954	(433,779)	(36,170)	(2,285,217)	1,830	572,483	6,348,126
Fundamental Large Cap Core	337,237	37,339,110	3,640,100	(11,944,325)	2,134,670	(10,351,930)	84,240	2,464,006	20,817,625
Global Equity	698,627	8,302,058	2,817,482	(748,586)	(60,228)	(2,688,703)	138,993	1,320,265	7,622,023
Health Sciences	2,570,914	16,590,479	4,810,568	(3,644,792)	(341,063)	(5,203,349)	—	2,248,204	12,211,843
High Yield	7,834,485	26,749,116	4,724,959	(4,332,762)	(242,582)	(3,708,654)	1,364,373	—	23,190,077
International Dynamic Growth	1,123,368	3,733,301	11,167,325	(363,233)	72,368	(4,499,445)	—	808,690	10,110,316
International Growth	754,046	29,566,313	7,448,745	(7,289,162)	885,119	(11,691,995)	238,593	3,600,259	18,919,020
International Small Company	1,754,764	24,221,292	3,421,210	(3,245,599)	(347,195)	(7,642,661)	612,122	1,901,255	16,407,047
International Strategic Equity Allocation	11,628,650	—	117,418,947	(2,565,539)	(235,120)	(15,309,619)	—	—	99,308,669
John Hancock Collateral Trust	164,624	—	1,703,343	(32,058)	(26,084)	(48)	951	—	1,645,153
Mid Cap Growth	2,425,812	—	48,908,826	(6,952,912)	(3,770,167)	(4,952,125)	—	11,062,648	33,233,622
Mid Cap Stock	—	45,047,099	657,338	(25,734,131)	43,478	(20,013,784)	—	—	—
Mid Value	2,288,370	54,651,526	5,058,615	(15,929,711)	537,714	(4,614,928)	406,856	3,870,230	39,703,216
Science & Technology	4,506,455	8,295,239	6,641,335	(1,159,190)	(689,354)	(6,869,122)	—	4,736,967	6,218,908
Small Cap Growth	346,887	9,496,074	3,453,345	(3,050,116)	(371,143)	(4,564,204)	—	2,286,171	4,963,956
Small Cap Value	290,120	12,437,124	2,046,496	(6,999,837)	1,721,289	(3,309,836)	65,127	1,272,397	5,895,236
Strategic Equity Allocation	—	345,302,848	51,394,458	(333,435,475)	53,328,519	(116,590,350)	4,584,398	45,564,081	—
Strategic Income Opportunities	1,328,814	21,488,892	2,080,093	(7,847,691)	(503,573)	(2,142,190)	635,628	—	13,075,531
U.S. Sector Rotation	15,699,247	—	157,696,183	(4,409,592)	(344,741)	(18,556,293)	—	—	134,385,557
					$50,362,265	$(371,532,711)	$16,614,764	$123,776,260	$905,470,015
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	91

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Multimanager 2030 Lifetime Portfolio
Absolute Return Currency	2,182,738	$25,364,804	$4,331,911	$(7,205,245)	$(377,977)	$(1,377,481)	—	—	$20,736,012
Blue Chip Growth	959,780	53,425,562	15,261,687	(6,595,270)	(1,078,076)	(22,949,036)	—	$7,220,096	38,064,867
Bond	4,436,862	69,095,007	16,488,546	(12,778,104)	(984,281)	(10,237,521)	$2,348,150	393,907	61,583,647
Capital Appreciation	1,794,298	29,932,238	13,660,675	(4,932,299)	(239,149)	(16,979,605)	—	7,726,498	21,441,860
Capital Appreciation Value	4,931,922	43,294,102	20,110,990	(5,205,418)	(301,893)	(11,734,988)	442,643	7,849,222	46,162,793
Core Bond	4,946,242	55,245,821	16,535,990	(7,971,887)	(380,241)	(7,388,760)	1,026,812	—	56,040,923
Disciplined Value	1,410,724	36,848,459	8,512,155	(9,686,190)	836,806	(5,912,637)	352,961	4,500,915	30,598,593
Disciplined Value International	2,600,032	37,933,461	7,485,525	(8,436,533)	341,671	(5,551,733)	1,293,547	—	31,772,391
Diversified Real Assets	5,370,337	66,141,511	12,414,061	(20,083,337)	1,618,488	2,366,292	1,639,257	—	62,457,015
Emerging Markets Debt	5,302,131	47,588,928	7,096,920	(4,618,216)	(916,666)	(10,763,536)	2,274,820	—	38,387,430
Emerging Markets Equity	4,681,918	56,841,250	14,786,356	(3,825,341)	(1,495,005)	(24,497,731)	184,268	5,462,054	41,809,529
Equity Income	2,070,762	62,914,565	7,029,393	(22,992,896)	2,133,463	(7,834,940)	970,985	4,566,197	41,249,585
Financial Industries	755,617	17,767,591	5,083,919	(5,651,223)	(412,666)	(4,267,045)	369,674	2,964,723	12,520,576
Floating Rate Income	1,695,135	15,928,897	10,172,463	(11,343,216)	(793,088)	(827,757)	909,257	—	13,137,299
Fundamental Global Franchise	1,400,874	16,007,377	4,859,044	(919,096)	(102,271)	(5,303,980)	4,340	1,357,977	14,541,074
Fundamental Large Cap Core	195,376	29,633,898	2,523,667	(14,085,271)	3,392,467	(9,404,188)	68,712	2,009,814	12,060,573
Global Equity	1,799,391	17,560,976	8,589,917	(464,984)	45,012	(6,099,570)	301,932	2,867,985	19,631,351
Health Sciences	2,787,218	17,900,168	4,652,225	(3,159,698)	(473,221)	(5,680,189)	—	2,458,993	13,239,285
High Yield	11,313,417	40,038,707	5,781,022	(6,409,355)	(482,607)	(5,440,054)	2,041,043	—	33,487,713
International Dynamic Growth	1,045,320	4,769,149	9,589,775	(334,010)	43,812	(4,660,844)	—	1,058,189	9,407,882
International Growth	696,681	26,683,702	6,845,899	(6,038,040)	708,581	(10,720,417)	217,939	3,288,601	17,479,725
International Small Company	1,876,047	26,077,976	4,113,691	(3,883,349)	(553,743)	(8,213,532)	675,002	2,096,562	17,541,043
International Strategic Equity Allocation	11,738,013	—	118,320,668	(2,332,435)	(256,745)	(15,488,857)	—	—	100,242,631
John Hancock Collateral Trust	207,714	—	2,139,173	(36,968)	(26,377)	(60)	1,199	—	2,075,768
Mid Cap Growth	2,235,072	—	44,763,604	(6,954,541)	(3,969,733)	(3,218,843)	—	10,525,768	30,620,487
92	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Mid Cap Stock	—	$41,738,706	$161,482	$(21,946,064)	$7,256	$(19,961,380)	—	—	—
Mid Value	2,100,121	50,789,635	5,415,169	(15,998,354)	618,386	(4,387,742)	$387,890	$3,689,818	$36,437,094
Science & Technology	4,919,962	8,988,654	7,300,154	(1,124,135)	(957,538)	(7,417,587)	—	5,270,567	6,789,548
Short Duration Bond	1,627,678	10,880,874	8,081,531	(2,905,569)	(133,646)	(736,954)	390,627	7,466	15,186,236
Small Cap Growth	273,507	8,094,283	3,078,565	(3,071,609)	(342,472)	(3,844,887)	—	2,000,940	3,913,880
Small Cap Value	227,648	10,581,436	1,919,968	(6,502,166)	1,661,735	(3,035,157)	57,493	1,123,253	4,625,816
Strategic Equity Allocation	—	346,398,463	52,595,327	(334,454,512)	52,887,406	(117,426,684)	4,699,839	46,711,448	—
Strategic Income Opportunities	4,223,940	54,261,323	5,633,176	(11,308,422)	(809,722)	(6,212,787)	1,723,590	—	41,563,568
U.S. Sector Rotation	14,828,008	—	157,809,603	(11,870,663)	(1,217,587)	(17,793,609)	—	—	126,927,744
					$47,990,379	$(383,003,799)	$22,381,980	$125,150,993	$1,021,733,938
Multimanager 2025 Lifetime Portfolio
Absolute Return Currency	1,950,835	$24,386,299	$2,606,261	$(6,800,656)	$(364,463)	$(1,294,512)	—	—	$18,532,929
Blue Chip Growth	504,765	30,470,495	9,116,343	(6,268,448)	(351,460)	(12,947,960)	—	$4,105,593	20,018,970
Bond	5,771,568	88,362,949	17,462,689	(11,514,010)	(882,768)	(13,319,490)	$2,989,080	489,948	80,109,370
Capital Appreciation	870,934	15,742,162	7,272,989	(3,727,492)	113,654	(8,993,654)	—	4,075,142	10,407,659
Capital Appreciation Value	5,231,910	50,206,235	21,569,884	(9,324,254)	(178,031)	(13,303,154)	500,818	8,880,831	48,970,680
Core Bond	6,127,044	67,800,037	18,798,914	(7,773,004)	(593,176)	(8,813,361)	1,242,518	—	69,419,410
Disciplined Value	728,000	21,776,181	4,515,151	(7,738,155)	937,455	(3,700,307)	200,985	2,562,932	15,790,325
Disciplined Value International	1,885,704	29,225,358	5,362,846	(7,784,593)	575,405	(4,335,717)	969,746	—	23,043,299
Diversified Real Assets	5,963,190	80,549,813	13,470,415	(29,635,774)	2,369,332	2,598,109	1,966,039	—	69,351,895
Emerging Markets Debt	5,579,041	52,838,379	6,284,721	(6,119,812)	(1,034,067)	(11,576,964)	2,458,564	—	40,392,257
Emerging Markets Equity	2,546,068	33,214,753	8,092,915	(3,848,047)	(1,081,980)	(13,641,254)	106,001	3,142,072	22,736,387
Equity Income	1,070,070	38,205,549	3,909,342	(17,650,498)	3,222,502	(6,371,094)	558,214	2,671,799	21,315,801
Financial Industries	570,526	14,349,146	3,563,580	(4,834,319)	(366,871)	(3,257,915)	292,655	2,347,042	9,453,621
Floating Rate Income	2,516,321	25,350,859	9,179,743	(12,953,921)	(744,532)	(1,330,664)	1,294,543	—	19,501,485
Fundamental Global Franchise	1,662,752	20,435,620	5,761,864	(2,383,039)	2,839	(6,557,915)	5,367	1,679,075	17,259,369
Fundamental Large Cap Core	138,720	11,500,912	7,966,982	(10,017,940)	3,623,351	(4,510,148)	26,020	761,072	8,563,157
Global Equity	1,725,156	21,706,374	6,576,662	(2,484,418)	127,522	(7,104,691)	360,255	3,421,984	18,821,449
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	93

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Health Sciences	2,128,225	$14,368,791	$4,167,950	$(3,595,326)	$(306,525)	$(4,525,822)	—	$1,964,558	$10,109,068
High Yield	12,371,120	45,984,714	4,397,574	(7,224,082)	(473,786)	(6,065,906)	$2,275,601	—	36,618,514
International Dynamic Growth	757,382	4,047,170	7,008,199	(563,236)	28,611	(3,704,307)	—	899,399	6,816,437
International Growth	505,540	20,097,662	5,079,944	(5,101,366)	705,876	(8,098,127)	162,921	2,458,405	12,683,989
International Small Company	1,348,725	20,357,998	3,020,724	(4,152,356)	(183,086)	(6,432,700)	517,417	1,607,099	12,610,580
International Strategic Equity Allocation	8,502,037	—	86,755,372	(2,617,373)	(248,943)	(11,281,657)	—	—	72,607,399
John Hancock Collateral Trust	210,745	—	2,158,338	(32,777)	(19,443)	(62)	1,216	—	2,106,056
Mid Cap Growth	1,440,135	—	28,943,953	(6,123,361)	(2,127,679)	(963,069)	—	7,218,043	19,729,844
Mid Cap Stock	—	29,581,686	703,516	(14,876,296)	19,768	(15,428,674)	—	—	—
Mid Value	1,366,560	36,298,824	3,918,743	(14,006,431)	1,350,912	(3,852,225)	269,111	2,559,929	23,709,823
Science & Technology	3,663,284	7,193,159	5,962,091	(1,480,052)	(875,940)	(5,743,926)	—	4,228,536	5,055,332
Short Duration Bond	3,259,375	35,189,265	5,581,970	(7,917,728)	(336,031)	(2,107,509)	1,040,552	23,419	30,409,967
Small Cap Growth	288,185	7,908,404	2,979,244	(2,653,801)	(272,987)	(3,836,935)	—	1,955,340	4,123,925
Small Cap Value	241,296	10,419,824	1,753,631	(5,964,592)	1,206,265	(2,511,995)	55,086	1,076,231	4,903,133
Strategic Equity Allocation	—	266,978,862	40,419,882	(259,050,509)	43,072,109	(91,420,344)	3,529,886	35,083,345	—
Strategic Income Opportunities	5,490,636	78,863,118	4,890,296	(19,568,218)	(1,516,996)	(8,640,337)	2,446,589	—	54,027,863
U.S. Sector Rotation	9,294,394	—	116,315,646	(22,530,953)	(3,071,404)	(11,153,273)	—	—	79,560,016
					$42,325,433	$(304,227,559)	$23,269,184	$93,211,794	$888,760,009
Multimanager 2020 Lifetime Portfolio
Absolute Return Currency	1,092,907	$14,069,523	$1,259,006	$(3,990,503)	$(209,616)	$(745,797)	—	—	$10,382,613
Blue Chip Growth	110,459	6,815,431	1,986,912	(1,471,308)	(53,030)	(2,897,185)	—	$917,344	4,380,820
Bond	4,236,135	70,742,255	10,690,418	(11,297,263)	(774,890)	(10,562,966)	$2,356,019	388,345	58,797,554
Capital Appreciation	142,112	2,637,469	1,205,724	(663,116)	(3,870)	(1,477,971)	—	683,499	1,698,236
Capital Appreciation Value	2,681,799	30,895,608	9,489,349	(7,212,436)	50,264	(8,121,149)	305,119	5,410,569	25,101,636
Core Bond	4,896,602	61,567,419	9,928,532	(7,540,179)	(432,863)	(8,044,407)	1,128,185	—	55,478,502
Disciplined Value	145,395	2,791,823	1,881,609	(1,213,534)	224,948	(531,237)	25,686	327,540	3,153,609
Disciplined Value International	739,485	11,729,919	2,164,043	(3,370,249)	365,133	(1,852,336)	386,984	—	9,036,510
94	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Diversified Real Assets	3,511,622	$53,376,610	$7,659,486	$(23,665,779)	$1,954,465	$1,515,386	$1,289,185	—	$40,840,168
Emerging Markets Debt	3,456,184	34,767,390	2,733,514	(4,382,811)	(812,097)	(7,283,224)	1,580,431	—	25,022,772
Emerging Markets Equity	1,025,885	13,619,423	3,187,054	(1,679,775)	(551,538)	(5,414,007)	43,612	$1,292,733	9,161,157
Equity Income	213,699	9,733,992	1,011,361	(5,689,868)	1,874,214	(2,672,821)	140,538	678,563	4,256,878
Financial Industries	283,547	7,560,383	1,908,518	(2,885,869)	(223,526)	(1,661,138)	153,876	1,234,060	4,698,368
Floating Rate Income	1,935,097	20,258,660	5,224,567	(8,989,228)	(449,161)	(1,047,838)	986,185	—	14,997,000
Fundamental Global Franchise	878,404	11,589,520	2,692,225	(1,553,002)	(60,823)	(3,550,086)	3,041	951,617	9,117,834
Fundamental Large Cap Core	76,663	5,664,518	5,173,862	(5,824,928)	2,196,591	(2,477,627)	12,667	370,502	4,732,416
Global Equity	896,899	12,080,171	3,370,721	(1,894,616)	78,775	(3,849,885)	199,729	1,897,184	9,785,166
Global Shareholder Yield	447,811	5,765,955	1,084,470	(1,254,263)	47,866	(955,450)	169,914	437,382	4,688,578
Health Sciences	1,064,803	7,588,288	2,283,948	(2,307,309)	(119,076)	(2,388,038)	—	1,035,633	5,057,813
High Yield	7,796,864	30,916,895	2,405,620	(5,967,362)	(409,762)	(3,866,675)	1,495,580	—	23,078,716
International Dynamic Growth	298,482	4,248,218	1,729,154	(1,209,273)	77,707	(2,159,466)	—	946,852	2,686,340
International Growth	199,887	5,368,451	2,390,097	(211,832)	21,372	(2,552,911)	43,527	656,797	5,015,177
International Small Company	582,566	9,506,635	1,488,551	(2,512,748)	181,796	(3,217,245)	241,487	750,060	5,446,989
International Strategic Equity Allocation	3,735,761	—	38,960,895	(1,946,737)	(183,284)	(4,927,474)	—	—	31,903,400
John Hancock Collateral Trust	127,576	—	1,303,202	(19,555)	(8,688)	(38)	734	—	1,274,921
Mid Cap Growth	548,167	—	11,352,796	(3,929,049)	(1,204,791)	1,290,937	—	3,039,080	7,509,893
Mid Cap Stock	—	12,541,014	303,236	(5,022,090)	24,233	(7,846,393)	—	—	—
Mid Value	519,373	15,376,519	1,772,082	(7,135,119)	1,182,266	(2,184,632)	112,653	1,071,614	9,011,116
Science & Technology	1,853,210	3,812,615	3,186,656	(953,349)	(657,041)	(2,831,452)	—	2,242,323	2,557,429
Short Duration Bond	2,768,292	33,667,548	3,163,598	(8,733,085)	(404,546)	(1,865,349)	958,431	22,246	25,828,166
Small Cap Growth	108,095	3,311,637	1,284,389	(1,371,595)	(112,281)	(1,565,306)	—	819,184	1,546,844
Small Cap Value	90,303	4,356,434	741,349	(2,742,838)	691,391	(1,211,372)	22,875	446,908	1,834,964
Strategic Equity Allocation	—	120,529,692	18,422,621	(117,398,133)	20,168,831	(41,723,011)	1,577,579	15,679,476	—
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	95

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Strategic Income Opportunities	3,104,618	$48,995,947	$2,742,259	$(15,275,139)	$(340,826)	$(5,572,798)	$1,449,617	—	$30,549,443
U.S. Sector Rotation	3,959,776	—	51,991,179	(11,904,396)	(1,439,370)	(4,751,731)	—	—	33,895,682
					$20,688,773	$(149,002,692)	$14,683,654	$41,299,511	$482,526,710
Multimanager 2015 Lifetime Portfolio
Absolute Return Currency	374,798	$4,710,822	$594,003	$(1,424,627)	$(74,978)	$(244,642)	—	—	$3,560,578
Blue Chip Growth	39,722	2,468,787	988,763	(777,528)	(85,563)	(1,019,093)	—	$338,024	1,575,366
Bond	1,781,989	28,771,767	5,480,937	(4,834,460)	(300,677)	(4,383,556)	$973,088	160,139	24,734,011
Capital Appreciation	60,591	1,132,195	663,284	(418,828)	(73,332)	(579,262)	—	296,173	724,057
Capital Appreciation Value	984,953	10,348,058	3,933,460	(2,367,543)	44,710	(2,739,521)	103,399	1,833,532	9,219,164
Core Bond	2,025,896	25,058,170	4,704,466	(3,324,550)	(168,661)	(3,316,029)	460,352	—	22,953,396
Disciplined Value	54,783	1,115,551	675,343	(479,481)	20,505	(143,674)	10,344	131,906	1,188,244
Disciplined Value International	286,294	4,033,657	1,110,430	(1,122,180)	96,612	(620,004)	134,820	—	3,498,515
Diversified Real Assets	1,273,666	18,466,075	2,750,151	(7,607,260)	742,067	461,705	457,274	—	14,812,738
Emerging Markets Debt	1,323,704	12,826,205	1,434,340	(1,694,411)	(248,029)	(2,734,485)	586,607	—	9,583,620
Emerging Markets Equity	210,322	2,870,325	772,582	(500,770)	(191,533)	(1,072,424)	9,311	276,010	1,878,180
Equity Income	80,418	3,834,358	465,966	(2,394,013)	779,108	(1,083,497)	55,418	269,169	1,601,922
Floating Rate Income	916,561	9,199,121	2,102,513	(3,558,371)	(149,795)	(490,122)	442,834	—	7,103,346
Fundamental Global Franchise	305,544	3,930,823	1,237,419	(780,247)	(33,479)	(1,182,967)	1,034	323,632	3,171,549
Fundamental Large Cap Core	22,939	2,994,225	903,642	(2,132,974)	650,944	(999,820)	6,824	199,589	1,416,017
Global Equity	361,154	4,262,004	1,576,897	(539,196)	37,395	(1,396,907)	71,098	675,343	3,940,193
Global Shareholder Yield	200,833	2,529,349	532,857	(561,288)	20,074	(418,266)	74,814	193,211	2,102,726
High Yield	2,962,317	11,492,954	903,089	(2,035,812)	(129,786)	(1,461,988)	558,820	—	8,768,457
International Dynamic Growth	115,280	1,137,179	705,877	(165,177)	(2,209)	(638,149)	—	256,085	1,037,521
International Growth	76,776	2,105,239	935,634	(196,846)	(10,572)	(907,146)	17,361	261,973	1,926,309
International Small Company	156,128	2,639,137	430,098	(755,636)	54,886	(908,686)	68,469	212,664	1,459,799
International Strategic Equity Allocation	1,146,360	—	11,964,476	(606,232)	(60,981)	(1,507,347)	—	—	9,789,916
96	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	31,672	—	$327,713	$(8,532)	$(2,665)	$(10)	$181	—	$316,506
Mid Cap Growth	132,671	—	2,945,308	(1,219,104)	(368,549)	459,936	—	$799,045	1,817,591
Mid Cap Stock	—	$3,178,323	129,530	(1,214,733)	14,599	(2,107,719)	—	—	—
Mid Value	125,705	3,903,283	494,925	(1,969,683)	557,932	(805,467)	29,199	277,761	2,180,990
Short Duration Bond	1,363,861	16,717,465	1,604,284	(4,476,490)	(209,826)	(910,609)	472,767	11,165	12,724,824
Small Cap Growth	—	803,473	360,997	(751,335)	(40,271)	(372,864)	—	196,406	—
Small Cap Value	—	1,066,737	216,209	(1,144,862)	335,309	(473,393)	5,706	111,475	—
Strategic Equity Allocation	—	36,253,467	6,014,358	(35,678,917)	6,199,282	(12,788,190)	482,381	4,794,355	—
Strategic Income Opportunities	1,167,123	18,442,668	918,003	(5,705,026)	99,449	(2,270,602)	537,788	—	11,484,492
U.S. Sector Rotation	1,179,554	—	15,926,809	(3,911,910)	(502,450)	(1,415,465)	—	—	10,096,984
					$6,999,516	$(48,070,263)	$5,559,889	$11,617,657	$174,667,011
Multimanager 2010 Lifetime Portfolio
Absolute Return Currency	359,081	$4,165,168	$766,433	$(1,234,562)	$(55,482)	$(230,289)	—	—	$3,411,268
Blue Chip Growth	19,372	1,103,032	723,112	(565,930)	(51,779)	(440,130)	—	$151,688	768,305
Bond	1,414,452	21,386,584	5,555,599	(3,746,417)	(212,088)	(3,351,086)	$739,510	118,898	19,632,592
Capital Appreciation Value	663,345	7,007,928	2,539,715	(1,471,871)	(2,727)	(1,864,135)	70,254	1,245,782	6,208,910
Core Bond	1,728,347	19,555,754	5,286,405	(2,465,463)	(63,216)	(2,731,304)	362,624	—	19,582,176
Disciplined Value International	177,837	2,531,194	899,046	(932,053)	59,737	(384,758)	85,223	—	2,173,166
Diversified Real Assets	921,341	12,536,068	3,322,834	(5,931,996)	389,060	399,231	311,386	—	10,715,197
Emerging Markets Debt	999,142	9,160,284	1,517,217	(1,268,683)	(196,099)	(1,978,928)	428,715	—	7,233,791
Emerging Markets Equity	39,736	693,782	231,477	(282,949)	(63,573)	(223,896)	2,279	67,547	354,841
Equity Income	45,948	1,591,166	273,225	(826,677)	114,621	(237,055)	23,102	113,097	915,280
Floating Rate Income	804,861	7,682,998	1,840,737	(2,753,830)	(107,187)	(425,043)	373,205	—	6,237,675
Fundamental Global Franchise	206,278	2,435,758	1,061,432	(585,344)	(45,052)	(725,632)	644	201,443	2,141,162
Fundamental Large Cap Core	16,975	2,063,005	862,192	(1,674,907)	404,369	(606,780)	4,722	138,119	1,047,879
Global Equity	224,173	2,764,534	1,036,811	(476,653)	5,430	(884,393)	46,320	439,980	2,445,729
Global Shareholder Yield	177,992	2,107,435	539,695	(442,652)	6,995	(347,892)	64,701	162,250	1,863,581
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	97

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
High Yield	2,252,816	$8,264,851	$996,131	$(1,420,958)	$(81,009)	$(1,090,679)	$409,453	—	$6,668,336
International Dynamic Growth	71,850	708,051	524,033	(183,036)	(50,931)	(351,469)	—	$160,132	646,648
International Growth	48,106	1,305,721	671,303	(191,073)	(10,923)	(568,043)	10,831	163,429	1,206,985
International Small Company	75,684	1,343,150	395,559	(592,793)	38,621	(476,891)	35,012	108,747	707,646
International Strategic Equity Allocation	694,941	—	7,376,792	(517,208)	(50,538)	(874,249)	—	—	5,934,797
John Hancock Collateral Trust	26,947	—	277,495	(6,627)	(1,566)	(8)	153	—	269,294
Mid Cap Growth	50,272	—	1,724,450	(897,377)	(158,477)	20,127	—	331,178	688,723
Mid Cap Stock	—	1,364,811	40,003	(710,642)	399	(694,571)	—	—	—
Mid Value	46,926	1,670,244	339,824	(1,088,764)	194,251	(301,397)	12,603	119,884	814,158
Short Duration Bond	1,250,072	14,686,004	2,047,815	(4,074,821)	(179,415)	(816,411)	421,515	9,821	11,663,172
Small Cap Value	—	725,023	198,204	(831,896)	218,391	(309,722)	3,931	76,800	—
Strategic Equity Allocation	—	20,874,344	4,245,099	(21,328,711)	3,629,896	(7,420,628)	279,187	2,774,823	—
Strategic Income Opportunities	878,892	13,317,424	1,218,396	(4,313,509)	43,331	(1,617,348)	390,625	—	8,648,294
U.S. Sector Rotation	701,018	—	9,530,506	(2,403,418)	(310,590)	(815,785)	—	—	6,000,713
					$3,464,449	$(29,349,164)	$4,075,995	$6,383,618	$127,980,318
Note 8—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect portfolio performance.
98	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of John Hancock Funds II and Shareholders of Multimanager 2065 Lifetime Portfolio, Multimanager 2060 Lifetime Portfolio, Multimanager 2055 Lifetime Portfolio, Multimanager 2050 Lifetime Portfolio, Multimanager 2045 Lifetime Portfolio, Multimanager 2040 Lifetime Portfolio, Multimanager 2035 Lifetime Portfolio, Multimanager 2030 Lifetime Portfolio, Multimanager 2025 Lifetime Portfolio, Multimanager 2020 Lifetime Portfolio, Multimanager 2015 Lifetime Portfolio and Multimanager 2010 Lifetime Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios’ investments, of Multimanager 2065 Lifetime Portfolio, Multimanager 2060 Lifetime Portfolio, Multimanager 2055 Lifetime Portfolio, Multimanager 2050 Lifetime Portfolio, Multimanager 2045 Lifetime Portfolio, Multimanager 2040 Lifetime Portfolio, Multimanager 2035 Lifetime Portfolio, Multimanager 2030 Lifetime Portfolio, Multimanager 2025 Lifetime Portfolio, Multimanager 2020 Lifetime Portfolio, Multimanager 2015 Lifetime Portfolio and Multimanager 2010 Lifetime Portfolio (twelve of the funds constituting John Hancock Funds II, hereafter collectively referred to as the "Portfolios") as of August 31, 2022, the related statements of operations for each of the periods indicated in the table below, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of August 31, 2022, the results of each of their operations for each of the periods indicated in the table below, the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Portfolio	Statements of operations	Statements of changes in net assets	Financial highlights
Multimanager 2065 Lifetime Portfolio	For the year ended August 31, 2022	For the year ended August 31, 2022 and the period September 23, 2020 (commencement of operations) to August 31, 2021
Multimanager 2060 Lifetime Portfolio
Multimanager 2055 Lifetime Portfolio
Multimanager 2050 Lifetime Portfolio
Multimanager 2045 Lifetime Portfolio
Multimanager 2040 Lifetime Portfolio
Multimanager 2035 Lifetime Portfolio
Multimanager 2030 Lifetime Portfolio
Multimanager 2025 Lifetime Portfolio
Multimanager 2020 Lifetime Portfolio
Multimanager 2015 Lifetime Portfolio
Multimanager 2010 Lifetime Portfolio	For the year ended August 31, 2022	For the years ended August 31, 2022 and August 31, 2021	For each of the five years in the period ended August 31, 2022
Basis for Opinions
These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP Boston, Massachusetts October 5, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	99

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the portfolios, if any, paid during its taxable year ended August 31, 2022.
Each portfolio reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
Each portfolio reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Each portfolio reports the maximum amount allowable as Section 163(j) Interest Dividends.
Each portfolio reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
The portfolios below have the following amounts as foreign tax credits, which represent taxes paid on the income derived from foreign sources:
Portfolio	Foreign sourced income	Foreign tax credit
Multimanager 2060 Lifetime Portfolio	$687,791	$90,894
Multimanager 2055 Lifetime Portfolio	1,178,794	155,927
Multimanager 2050 Lifetime Portfolio	1,981,134	261,283
Multimanager 2045 Lifetime Portfolio	3,245,016	424,551
Multimanager 2040 Lifetime Portfolio	3,263,102	410,244
Multimanager 2035 Lifetime Portfolio	3,472,751	423,292
Multimanager 2030 Lifetime Portfolio	3,505,989	406,332
Multimanager 2025 Lifetime Portfolio	2,551,575	279,623
Multimanager 2020 Lifetime Portfolio	1,043,954	109,144
The portfolios below paid the following amounts in capital gain dividends:
Portfolio	Long term capital gains
Multimanager 2065 Lifetime Portfolio	$91,199
Multimanager 2060 Lifetime Portfolio	11,869,857
Multimanager 2055 Lifetime Portfolio	21,983,760
Multimanager 2050 Lifetime Portfolio	36,706,937
Multimanager 2045 Lifetime Portfolio	48,031,973
Multimanager 2040 Lifetime Portfolio	56,386,712
Multimanager 2035 Lifetime Portfolio	73,521,949
Multimanager 2030 Lifetime Portfolio	79,597,017
Multimanager 2025 Lifetime Portfolio	79,518,637
Multimanager 2020 Lifetime Portfolio	49,713,573
Multimanager 2015 Lifetime Portfolio	13,622,446
Multimanager 2010 Lifetime Portfolio	7,167,573
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in a portfolio.
100	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) and the Subadvisory Agreement (the Subadvisory Agreement) with respect to each of the portfolios of the Trust included in this report (the Funds).  The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 21-23, 2022 videoconference1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a videoconference meeting held on May 24-25, 2022. The Trustees who are not “interested persons” of the Trust as deﬁned by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting ﬁrm.
Approval of Advisory and Subadvisory Agreements
At videoconference meetings held on June 21-23, 2022, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period, the continuation of the Advisory Agreement between the Trust and John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement between the Advisor and Manulife Investment Management (US) (the Subadvisor) with respect to each of the Funds identified in Appendix A.
In considering the Advisory Agreement and the Subadvisory Agreement with respect to each Fund, the Board received in advance of the meetings a variety of materials relating to each Fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for peer groups of similar funds prepared by an independent third-party provider of fund data; performance information for the Funds’ benchmark indices; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable; and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the Funds and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the Funds, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the Funds. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Funds by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review.  In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the Funds. In addition, although the Board approved the renewal of the Agreements for all the Funds at the June meeting, the Board considered each Fund separately.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the Funds, including but not limited to, general supervision of and coordination of the services provided by the

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
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Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the Funds including entrepreneurial risk in sponsoring new Funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all Funds.
In considering the nature, extent and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)the background, qualifications and skills of the Advisor’s personnel;
(c)the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Funds, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the Funds, and bringing loss recovery actions on behalf of the Funds;
(e)the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the Funds;
(f)the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the Funds; and
(g)the Advisor’s reputation and experience in serving as an investment adviser to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.
Investment performance. In considering each Fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the Funds’ performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)reviewed information prepared by management regarding the Funds’ performance;
(b)considered the comparative performance of each Fund’s respective benchmark index;
(c)considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)took into account the Advisor’s analysis of each Fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to particular Funds.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board reviewed Fund performance against each Fund’s respective peer group and benchmark index and concluded that the performance of the Funds have generally been in line with or generally outperformed the historical performance of comparable funds based on the median percentile and benchmark index as noted in Appendix A.
Fees and expenses.  The Board reviewed comparative information prepared by an independent third-party provider of fund data including, among other data, each Fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the Fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered each Fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund’s ranking within broader groups of funds. In comparing each Fund’s contractual and net management fees to that of comparable funds, the Board noted that such fees include both advisory and administrative costs.
The Board took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fees of the Funds.  In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted management’s discussion of the Funds’ expenses, as well as any actions taken over the past several years to reduce the Funds’ operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to each Fund and that each Fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning investment advisory fees charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and a Subadvisor’s services to a Fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to each of the Funds is reasonable in light of the nature, extent and quality of the services provided to the Funds under the Advisory Agreement.
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In addition, the Trustees reviewed the advisory fee to be paid to the Advisor for each Fund and noted that the Advisor has evaluated the complexity of the structure and fees and expenses associated with each Fund’s investments in the underlying portfolios and the Advisor made a finding that each Fund’s expenses do not duplicate the fees and expenses of the underlying portfolios.
Profitability/Indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:
(a)reviewed financial information of the Advisor;
(b)reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates, of each Fund;
(c)received and reviewed profitability information with respect to the John Hancock fund complex as a whole and with respect to each Fund;
(d)received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain Funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;
(f)considered that the Advisor also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement;
(g)noted that affiliates of the Advisor provide transfer agency services and distribution services to the funds, and that the Trust’s distributor also receives Rule 12b-1 payments to support distribution of the Funds;
(h)noted that the funds’ Subadvisor is an affiliate of the Advisor;
(i)noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the Funds;
(j)noted that the subadvisory fees for the Funds are paid by the Advisor;
(k)with respect to each Fund, the Board noted that the advisory fee is in addition to the fees received by the Advisor and its affiliates with regard to the underlying funds in which the Funds may invest;
(l)considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(m)considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliate (the Subadvisor), from their relationship with each Fund was reasonable and not excessive.
Economies of scale. In considering the extent to which a Fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of Fund shareholders, the Board:
(a)considered that with respect to the John Hancock underlying funds in which the Funds invest, the Advisor has agreed to waive a portion of its management fee for such funds and for each of the other John Hancock funds in the complex (except as discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios (the Reimbursement). This waiver is based upon the aggregate net assets of all the Participating Portfolios. The funds that are not Participating Portfolios as of the date of this annual report are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust and John Hancock Collateral Trust. The Funds also benefit from such overall management fee waiver through their investment in underlying funds that include certain of the Participating Portfolios, which are subject to the Reimbursement;
(b)reviewed the Trust’s advisory fee structure and concluded that (i) the Funds’ fee structures contain breakpoints at the advisory fee level and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the Funds to benefit from economies of scale if those Funds grow. The Board also took into account management’s discussion of the Funds’ advisory fee structure; and
(c)considered the effect of the Funds’ growth in size on their performance and fees. The Board also noted that if the Funds’ assets increase over time, the Funds may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)the historical and current performance of each Fund and comparative performance information relating to the Fund’s benchmark and comparable funds; and;
(3)the subadvisory fee for each Fund, and comparative fee information, where available, prepared by an independent third party provider of fund data.
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Nature, extent, and quality of services. With respect to the services provided by the Subadvisor with respect to each Fund, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to a Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the applicable Fund that is consistent with the Fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to that Subadvisor of its relationship with the Funds, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the Funds. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the Funds, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.
Subadvisory fees. The Board considered that each Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered, if available, each Fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the Fund as included in the report prepared by the independent third party provider of fund data, to the extent applicable. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the Funds to fees charged by each Fund’s Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered each Fund’s performance as compared to the Fund’s respective peer group median and the benchmark index and noted that the Board reviews information about the Fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement with respect to each Fund was based on a number of determinations, including the following:
(1)the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)the performance of each Fund has generally been in line with or generally outperformed the historical performance of comparable funds based on the median percentile and the benchmark index, as noted in Appendix A;
(3)the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)noted that the subadvisory fees are paid by the Advisor and not the Funds and the advisory fee for each of the funds contains breakpoints that permit shareholders to benefit from economies of scale.
In addition, the Trustees reviewed the subadvisory fee to be paid to the Subadvisor for each Fund and noted that the Advisor has evaluated the complexity of the structure and fees and expenses associated with each Fund’s investments in the underlying portfolios and that the Advisor made a finding that each Fund’s expenses do not duplicate the fees and expenses of the underlying portfolios.
Additional information relating to each Fund’s fees and expenses and performance that the Board considered in approving the Advisory Agreement and Subadvisory Agreement for a particular Fund is set forth in Appendix A.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement with respect to each Fund would be in the best interest of each of the respective Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement with respect to each Fund for an additional one-year period.
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APPENDIX A

Portfolio (subadvisor)	Performance of fund, as of 12.31.2021	Fees and expenses	Comments
Multimanager 2010 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three-, five- and ten-year periods. Lipper Category – The fund outperformed the median for the one-, three-, five- and ten-year periods.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-, three-, five- and ten-year periods.
Multimanager 2015 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three-, five- and ten-year periods. Lipper Category – The fund outperformed the median for the one-, three-, five- and ten-year periods.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-, three-, five- and ten-year periods.
Multimanager 2020 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three-, ﬁve- and ten-year periods. Lipper Category – The fund outperformed the median for the one-, three-, ﬁve- and ten-year periods.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-, three-, ﬁve- and ten-year periods.
Multimanager 2025 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three-, ﬁve- and ten-year periods. Lipper Category – The fund outperformed the median for the one-, three-, ﬁve- and ten-year periods.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-, three-, ﬁve- and ten-year periods.
Multimanager 2030 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three-, ﬁve- and ten-year periods. Lipper Category – The fund outperformed the median for the one-, three-, ﬁve- and ten-year periods.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-, three-, ﬁve- and ten-year periods.
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Portfolio (subadvisor)	Performance of fund, as of 12.31.2021	Fees and expenses	Comments
Multimanager 2035 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the three-, ﬁve- and ten-year periods and underperformed for the one-year period.
Lipper Category – The fund outperformed the median for the one-, three-, ﬁve- and ten-year periods.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the three-, five and ten-year periods and relative to the peer group median for the one-, three-, ﬁve- and ten-year periods.
Multimanager 2040 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the three-, ﬁve- and ten-year periods and underperformed for the one-year period.
Lipper Category – The fund outperformed the median for the three-, ﬁve- and ten-year periods and underperformed for the one-year period.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the three-, ﬁve- and ten-year periods.
Multimanager 2045 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the three-, ﬁve- and ten-year periods and underperformed for the one-year period.
Lipper Category – The fund outperformed the median for the three-, ﬁve- and ten-year periods and underperformed for the one-year period.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the three-, ﬁve- and ten-year periods.
Multimanager 2050 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the three-, five- and ten-year periods and underperformed for the one-year period.
Lipper Category – The fund outperformed the median for the three-, five- and ten-year periods and underperformed for the one-year period.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the three-, five- and ten-year periods.
Multimanager 2055 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the three- and five-year periods and underperformed for the one-year period.
Lipper Category – The fund outperformed the median for the three- and five-year periods and underperformed for the one-year period.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the three- and five-year periods.
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Portfolio (subadvisor)	Performance of fund, as of 12.31.2021	Fees and expenses	Comments
Multimanager 2060 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the three- and five-year periods and for the period since inception on March 31, 2016and underperformed for the one-year period.
Lipper Category – The fund outperformed the median for the three- and five-year periods and for the period since its inception on March 31, 2016 and underperformed for the one-year period.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the three- and five-year periods and since inception.
Multimanager 2065 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund underperformed for the one-year period and for the period since inception on September 30, 2020.
Lipper Category – The fund underperformed the median for the one-year period and for the period since its inception on September 30, 2020.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are equal to the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index and the peer group median for the one-year period and for the period since its inception on September 30, 2020.
The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Multimanager 2065 Lifetime Portfolio, John Hancock Multimanager 2060 Lifetime Portfolio, John Hancock Multimanager 2055 Lifetime Portfolio, John Hancock Multimanager 2050 Lifetime Portfolio, John Hancock Multimanager 2045 Lifetime Portfolio, John Hancock Multimanager 2040 Lifetime Portfolio, John Hancock Multimanager 2035 Lifetime Portfolio, John Hancock Multimanager 2030 Lifetime Portfolio, John Hancock Multimanager 2025 Lifetime Portfolio, John Hancock Multimanager 2020 Lifetime Portfolio, John Hancock Multimanager 2015 Lifetime Portfolio and John Hancock Multimanager 2010 Lifetime Portfolio, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Portfolios’ subadvisor(s), Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing COVID-19 Coronavirus pandemic and amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 22-24, 2022 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2021 through December 31, 2021, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination; (5) Compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2021 and key initiatives for 2022.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
108	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	192
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	192
Trustee
Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2005	192
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	2012	192
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	192
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present).
Grace K. Fey, Born: 1946	2008	192
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield,* Born: 1968	2022	192
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017).
Deborah C. Jackson, Born: 1952	2012	192
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	109

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Patricia Lizarraga,2,* Born: 1966	2022	192
Trustee
Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009).
Steven R. Pruchansky, Born: 1944	2012	192
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	192
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	192
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	192
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	192
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).
Paul Lorentz,† Born: 1968	2022	192
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016).

110	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS	111

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Marianne Harrison†
Deborah C. Jackson
Patricia Lizarraga*,^
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Robert E. Sykes, CFA
Nathan W. Thooft, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP
† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
The portfolios’ proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the portfolios’ holdings as of the end of the third month of every ﬁscal quarter are ﬁled with the SEC on Form N-PORT within 60 days of the end of the ﬁscal quarter. The portfolios’ Form N-PORT ﬁlings are available on our website and the SEC’s website, sec.gov.
We make this information on your portfolio, as well as monthly portfolio holdings, and other portfolio details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
112	JOHN HANCOCK MULTIMANAGER LIFETIME PORTFOLIOS | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short
A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
John Hancock Preferred Income ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifestyle Portfolios
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Multimanager Lifetime Portfolios. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2071547	LCSAA 8/22
10/22

Annual report
John Hancock
Multi-Index Preservation Portfolios
Target date
August 31, 2022

A message to shareholders
Dear shareholder,
Both stocks and bonds posted negative returns during the 12 months ended August 31, 2022, leaving investors with few places to hide. Persistent inflation and rising interest rates were the primary drivers of the downturn in both asset classes. Inflation—which had already begun to move higher throughout 2021—was exacerbated by Russia’s invasion of Ukraine in February 2022, as well as the sanctions and additional supply chain disruptions that followed. Central banks responded to the price pressures by winding down their stimulative quantitative easing programs and beginning to raise rates aggressively, leading to poor performance and high volatility for nearly all segments of the financial markets.
Bonds suffered historically weak returns, with emerging-market debt and longer-term issues bearing the brunt of the weakness. In the equity market, growth stocks—which had led the way higher throughout the rally in 2021—were notable underperformers in the subsequent downturn. On the other hand, the energy sector and many oil-producing nations generally posted gains behind impressive strength in the related commodities.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
Global Head of Retail,
Manulife Investment Management
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Multi-Index Preservation Portfolios

2	Multi-Index Preservation Portfolios at a glance
3	Management’s discussion of portfolio performance
6	Multi-Index 2065 Preservation Portfolio
7	Multi-Index 2060 Preservation Portfolio
8	Multi-Index 2055 Preservation Portfolio
9	Multi-Index 2050 Preservation Portfolio
10	Multi-Index 2045 Preservation Portfolio
11	Multi-Index 2040 Preservation Portfolio
12	Multi-Index 2035 Preservation Portfolio
13	Multi-Index 2030 Preservation Portfolio
14	Multi-Index 2025 Preservation Portfolio
15	Multi-Index Income Preservation Portfolio
16	Your expenses
19	Portfolios’ investments
28	Financial statements
38	Financial highlights
48	Notes to financial statements
69	Report of independent registered public accounting firm
70	Tax information
71	Evaluation of advisory and subadvisory agreements by the Board of Trustees
79	Statement regarding liquidity risk management
80	Trustees and Officers
83	More information
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	1

Multi-Index Preservation Portfolios at a glance
A SIMPLE, STRATEGIC PATH TO HELP YOU REACH YOUR RETIREMENT GOALS

Multi-Index Preservation Portfolios make diversification easy because the asset mix of each portfolio automatically changes over time.
■Portfolios with dates further off initially invest more aggressively in stock funds.
■As a portfolio approaches its target date,1 the allocation will gradually migrate to a more conservative mix to lessen risk and narrow the range of possible outcomes at the retirement date.
■On reaching the retirement date, the allocation ceases to shift; we expect that the participant may then wish to use the savings to seek a retirement income solution.
JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS—AUTOMATICALLY ADJUST OVER TIME2

The chart below illustrates how the asset allocation mix of John Hancock Multi-Index Preservation Portfolios adjusts over time.
The principal value of each portfolio is not guaranteed and you could lose money at any time, including at or after the target date.
1 Based on an estimated retirement date.
2 Allocations may vary as a result of market activity or cash allocations held during unusual market or economic conditions.
2	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Management’s discussion of portfolio performance
Can you describe investment conditions during the 12 months ended August 31, 2022?
A broad range of adverse headlines led to pronounced weakness across the global financial markets during this time. Most notably, persistently high inflation prompted the U.S. Federal Reserve (Fed) and many other world central banks to wind down their stimulative quantitative easing programs and begin raising interest rates. The Fed hiked rates by 25 basis points (one-quarter of one percentage point) at its March 2022 meeting, 50 basis points in May, and another 75 basis points in both June and July. In addition, investors continued to anticipate further aggressive tightening before the end of the year. A litany of other events contributed to the financial market downturn, including Russia’s invasion of Ukraine, persistent supply chain disruptions, and—late in the period—fears that Europe was entering the early stages of an energy crisis. Together, these factors raised concerns about a sharp slowdown in economic growth and a potential decline in corporate earnings.
Stocks were hit hard by these developments, with broad-based losses for all major segments of the market except for the energy sector. Faster-growing companies, including the mega-cap U.S. technology stocks that led the major indexes higher in 2020 and 2021, generally underperformed in the subsequent downturn. The value style, while losing ground in absolute terms, outpaced the broader market thanks in part to strength in the energy sector. International equities also lagged, with Europe and China weighing on the performance of the developed and emerging markets, respectively.
Bonds experienced elevated volatility and weak returns, as well. Rate-sensitive issues were pressured by the shift in Fed policy: The yield on the 10-year U.S. Treasury note, which came into the period at 1.30%, rose to 3.15% by the end of August 2022. (Prices and yields move in opposite directions.) Credit-oriented investments also suffered weakness amid worries about the impact of slowing economic growth.
Can you review your approach?
The portfolios use a strategic asset allocation glide path with the primary goal of preserving capital across multiple market scenarios. The glide path is designed for investors who are interested in reevaluating their financial planning needs in retirement and who want
MULTI-INDEX 2065-2025 AND INCOME PRESERVATION PORTFOLIOS’ CLASS 1 SHARE RETURNS (%)

For the twelve months ended 8/31/2022
Total returns for the portfolios exclude sales charges and assume all distributions are reinvested. The deduction of a class’ maximum sales charge would reduce the performance shown above.
Past performance does not guarantee future results.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	3

the flexibility to pursue a different retirement spending approach (e.g., the purchase of an annuity). Accordingly, the glide paths are constructed with the dual objective of wealth creation in the longer-dated portfolios and protecting capital as the target dates approach. In determining the portfolios’ allocations, we emphasized value, fundamentals, and diversification as the cornerstones of our strategy. As part of this process, we periodically adjust the portfolios in an effort to capitalize on shorter-term market trends or to mitigate risks.
What elements of the portfolios’ positioning helped and hurt results?
Consistent with this challenging investment backdrop, all portfolios posted negative absolute returns in the annual period. With the exception of John Hancock Multi-Index 2025 and Income Preservation Portfolios, they also lagged their respective benchmarks primarily as a result of the relative performance of their underlying holdings. Since the majority of the individual investment products in the portfolios are passively implemented strategies, the shortfall was largely the result of the expenses and tracking error of these holdings. (Tracking error is the difference in return that can occur from holding a representative sample of securities in an index.) In addition, a limited number of strategies have the ability to make active allocations decisions regarding sectors, countries, and regions. This aspect of our positioning detracted from results across all of the portfolios.
Asset allocation detracted across all portfolios with the exception of John Hancock Multi-Index Income Preservation Portfolio. Positioning in fixed income was the primary detractor from performance, due primarily to an allocation to U.S. Treasury Separate Trading of Registered Interest and Principal of Securities (STRIPS). We added STRIPS to the portfolios in 2020 as a way to offset potential downside risk in stocks, but the category in fact performed poorly from the beginning of 2022 onward due to its high degree of interest-rate sensitivity. John Hancock Multi-Index 2025 and 2030 Preservation Portfolios were also hurt by having a position in short-term bonds. While this is typically a more conservative segment of the bond market, it came under pressure from rising interest rates. In all portfolios except John Hancock Multi-Index 2055, 2060, and 2065 Preservation Portfolios, an allocation to emerging-market bonds was an additional detractor. We believed the category could outperform due to its higher income and lower degree of interest-rate sensitivity, but it in fact lagged in the risk-off environment.
On the positive side, all portfolios in the series benefited from having an overweight in bonds over equities (relative to the primary benchmarks). An allocation to a real assets portfolio (in all portfolios except for John Hancock Multi-Index 2055, 2060, 2065, and Preservation Portfolios), which was boosted by its position in energy stocks—one of the few areas of the financial markets to deliver positive returns—was an additional contributor. An underweight in international equities also helped results in all portfolios, as did an allocation to defensive equities in all portfolios except for John Hancock Multi-Index 2055, 2060, and 2065 Preservation Portfolios. We’ve long held a position in defensive stocks as a way to provide ballast in volatile markets, and the category indeed outperformed in the difficult environment of the past year.
Allocations to senior loans and short-term Treasury Inflation-Protected Securities (TIPS)—both of which tend to have a lower degree of
4	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

interest-rate sensitivity—also aided results in John Hancock Multi-Index Income, 2025, and 2030 Preservation Portfolios.
How would you describe the portfolios’ positioning at period end?
Our core view over the past year was that the world economy continued to face important challenges that were likely to translate to muted returns for the major asset categories. We therefore steadily moved the portfolios in a more defensive direction, and we sought to diversify into asset classes with lower vulnerability to prevailing trends. Our decision to decrease the portfolios’ weighting in equities represented the most notable shift. We achieved this by decreasing exposure to U.S. large-cap stocks. We also lowered the weightings in small-cap domestic equities as part of our shift away from more volatile asset categories, and in international stocks given the ongoing challenges facing the asset class.
Conversely, we made modest increases in areas that may be better positioned to withstand rising inflation, including the diversified real assets portfolio (in all portfolios with the exception of John Hancock Multi-Index 2055, 2060, and 2065 Preservation Portfolios), as well as short-term TIPS and bank loans. We also maintained the position in defensive stocks across most portfolios in anticipation of further market volatility.
We remained cautious at the close of the period, even though a large degree of bad news had already been factored into asset prices. We therefore continue to seek opportunities to diversify outside of these widely held asset classes into areas where we see more attractive risk/return profiles.
MANAGED BY

Nathan W. Thooft, CFA
Robert E. Sykes, CFA
MARKET INDEX TOTAL RETURNS
For the twelve months ended 8/31/2022
U.S. Stocks	S&P 500 Index	-11.23%
	Russell Midcap Index	-14.82%
	Russell 2000 Index	-17.88%
	FTSE NAREIT All Equity REIT Index	-9.75%
International Stocks	MSCI EAFE Index	-19.80%
	MSCI Emerging Markets Index	-21.80%
	MSCI EAFE Small Cap Index	-25.98%
Fixed Income	Bloomberg U.S. Aggregate Bond Index	-11.52%
	ICE Bank of America U.S. High Yield Index	-10.43%
	JPMorgan Global Government Bonds Unhedged Index	-18.67%
Market index total returns are included here as broad measures of market performance.
Note about risks
The portfolios may be subject to various risks as described in the portfolios’ prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession.  The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect portfolio performance. For more information, please refer to the “Principal risks” section of the prospectus.
The views expressed in this report are exclusively those of Nathan W. Thooft, CFA, and Robert E. Sykes, CFA, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the portfolio for the entire period. Portfolio composition is subject to review in accordance with the portfolio’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	5

Notes about riskThe portfolios may be subject to various risks as described in the portfolios’ prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures,which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect portfolio performance. For more information, please refer to the “Principal risks” section of the prospectus.The views expressed in this report are exclusively those of Nathan W. Thooft, CFA, and Robert E. Sykes, CFA, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the portfolio for the entire period. Portfolio composition is subject to review in accordance with the portfolio’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Multi-Index 2065 Preservation Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2065 Preservation Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date to 2060+ Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2065 Preservation Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	61.3
Equity	61.3
Large blend	34.9
International equity	26.4
Unaffiliated investment companies	30.4
Equity	20.6
Fixed income	9.8
U.S. Government	8.1
Short-term investments and other	0.2
PERFORMANCE CHART

Total returns for the period ended 8-31-22 (%)
	Class I1,2	Class R2[2]	Class R4[2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	9-23-20	9-23-20	9-23-20	9-23-20	9-23-20	9-23-20	9-23-20
Average annual total returns
1 year	-16.47	-16.54	-16.44	-16.35	-16.40	-14.04	-15.73
Since inception	4.53	4.37	4.49	4.65	4.57	7.17	4.28
Cumulative returns
Since inception	8.97	8.65	8.89	9.21	9.05	14.37	8.46
Performance figures assume all distributions have been reinvested.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class I	Class R2	Class R4	Class R6	Class 1
Gross (%)	6.17	6.57	6.42	6.07	6.11
Net (%)	0.48	0.88	0.63	0.38	0.42
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class I shares were first offered on 10-21-21. Returns prior to this date are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
6	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Multi-Index 2060 Preservation Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2060 Preservation Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date to 2060+ Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2060 Preservation Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	61.3
Equity	61.3
Large blend	34.8
International equity	26.5
Unaffiliated investment companies	30.2
Equity	20.7
Fixed income	9.5
U.S. Government	8.1
Short-term investments and other	0.4
PERFORMANCE CHART

Total returns for the period ended 8-31-22 (%)
	Class I1,2	Class R2[2]	Class R4[2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16
Average annual total returns
1 year	-16.51	-16.82	-16.57	-16.39	-16.44	-14.04	-15.73
5 year	5.83	5.44	5.71	5.89	5.84	6.74	7.11
Since inception	7.65	7.30	7.53	7.72	7.66	8.44	8.74
Cumulative returns
5 year	32.73	30.33	31.98	33.13	32.84	38.56	40.98
Since inception	60.59	57.29	59.40	61.26	60.71	68.30	71.35
Performance figures assume all distributions have been reinvested.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class I	Class R2	Class R4	Class R6	Class 1
Gross (%)	0.81	1.21	1.06	0.71	0.75
Net (%)	0.48	0.88	0.63	0.38	0.42
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class I shares were first offered on 10-21-21. Returns prior to this date are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	7

Multi-Index 2055 Preservation Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2055 Preservation Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date to 2055 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2055 Preservation Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	61.3
Equity	61.3
Large blend	35.0
International equity	26.3
Unaffiliated investment companies	30.1
Equity	20.7
Fixed income	9.4
U.S. Government	8.2
Short-term investments and other	0.4
PERFORMANCE CHART

Total returns for the period ended 8-31-22 (%)
	Class I1,2	Class R2[2]	Class R4[2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14
Average annual total returns
1 year	-16.41	-16.84	-16.54	-16.38	-16.42	-13.98	-15.73
5 year	5.85	5.44	5.72	5.89	5.84	6.52	7.11
Since inception	6.44	6.09	6.32	6.50	6.44	6.71	7.68
Cumulative returns
5 year	32.86	30.32	32.08	33.14	32.84	37.12	40.98
Since inception	69.33	64.70	67.71	70.07	69.31	72.91	86.62
Performance figures assume all distributions have been reinvested.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class I	Class R2	Class R4	Class R6	Class 1
Gross (%)	0.75	1.15	1.00	0.65	0.69
Net (%)	0.49	0.89	0.64	0.39	0.43
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class I shares were first offered on 10-21-21. Returns prior to this date are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
8	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Multi-Index 2050 Preservation Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2050 Preservation Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date to 2050 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2050 Preservation Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	60.6
Equity	60.6
Large blend	34.4
International equity	26.2
Unaffiliated investment companies	30.6
Equity	20.4
Fixed income	10.2
U.S. Government	8.2
Short-term investments and other	0.6
PERFORMANCE CHART

Total returns for the period ended 8-31-22 (%)
	Class I1,2	Class R2[1,2]	Class R4[2]	Class R6[1,2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	-16.51	-16.77	-16.56	-16.42	-16.45	-13.91	-15.68
5 year	5.84	5.38	5.68	5.91	5.85	6.50	7.12
10-year	7.70	7.27	7.52	7.76	7.71	8.36	8.84
Cumulative returns
5 year	32.79	29.97	31.79	33.23	32.90	36.99	41.03
10-year	109.91	101.68	106.50	111.11	110.08	123.28	133.38
Performance figures assume all distributions have been reinvested.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class I	Class R2	Class R4	Class R6	Class 1
Gross (%)	0.73	1.13	0.98	0.63	0.67
Net (%)	0.49	0.89	0.64	0.39	0.43
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class I shares were first offered on 10-21-21. Class R2 and Class R6 shares were first offered on 9-4-12. Returns prior to these dates are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	9

Multi-Index 2045 Preservation Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2045 Preservation Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date to 2045 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2045 Preservation Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	57.8
Equity	57.8
Large blend	32.9
International equity	24.9
Unaffiliated investment companies	33.4
Equity	19.3
Fixed income	14.1
U.S. Government	8.2
Short-term investments and other	0.6
PERFORMANCE CHART

Total returns for the period ended 8-31-22 (%)
	Class I1,2	Class R2[1,2]	Class R4[2]	Class R6[1,2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	-16.29	-16.63	-16.32	-16.19	-16.22	-13.74	-15.54
5 year	5.77	5.28	5.65	5.82	5.79	6.29	6.94
10-year	7.67	7.19	7.53	7.73	7.68	8.05	8.76
Cumulative returns
5 year	32.41	29.31	31.65	32.72	32.51	35.67	39.84
10-year	109.44	100.33	106.70	110.58	109.61	116.87	131.56
Performance figures assume all distributions have been reinvested.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class I	Class R2	Class R4	Class R6	Class 1
Gross (%)	0.73	1.13	0.98	0.63	0.67
Net (%)	0.48	0.88	0.63	0.38	0.42
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class I shares were first offered on 10-21-21. Class R2 and Class R6 shares were first offered on 9-4-12. Returns prior to these dates are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
10	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Multi-Index 2040 Preservation Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2040 Preservation Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date to 2040 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2040 Preservation Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	54.3
Equity	54.3
Large blend	31.0
International equity	23.3
Unaffiliated investment companies	36.6
Fixed income	20.3
Equity	16.3
U.S. Government	8.4
Short-term investments and other	0.7
PERFORMANCE CHART

Total returns for the period ended 8-31-22 (%)
	Class I1,2	Class R2[1,2]	Class R4[2]	Class R6[1,2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	-16.11	-16.44	-16.18	-15.97	-16.04	-13.24	-15.25
5 year	5.47	5.00	5.32	5.53	5.49	6.05	6.56
10-year	7.45	6.99	7.28	7.50	7.46	7.70	8.48
Cumulative returns
5 year	30.51	27.62	29.58	30.88	30.61	34.13	37.42
10-year	105.15	96.56	102.00	106.13	105.31	109.91	125.74
Performance figures assume all distributions have been reinvested.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class I	Class R2	Class R4	Class R6	Class 1
Gross (%)	0.72	1.12	0.97	0.62	0.66
Net (%)	0.47	0.87	0.62	0.37	0.41
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class I shares were first offered on 10-21-21. Class R2 and Class R6 shares were first offered on 9-4-12. Returns prior to these dates are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	11

Multi-Index 2035 Preservation Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2035 Preservation Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date to 2035 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2035 Preservation Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	45.6
Equity	45.6
Large blend	26.0
International equity	19.6
Unaffiliated investment companies	45.2
Fixed income	31.8
Equity	13.4
U.S. Government	8.6
Short-term investments and other	0.6
PERFORMANCE CHART

Total returns for the period ended 8-31-22 (%)
	Class I1,2	Class R2[1,2]	Class R4[2]	Class R6[1,2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	-15.75	-16.08	-15.76	-15.70	-15.68	-12.69	-14.81
5 year	4.92	4.45	4.81	4.98	4.93	5.66	5.88
10-year	6.94	6.47	6.81	7.01	6.95	7.20	7.91
Cumulative returns
5 year	27.12	24.35	26.45	27.50	27.22	31.70	33.06
10-year	95.67	87.21	93.18	96.84	95.83	100.50	114.06
Performance figures assume all distributions have been reinvested.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class I	Class R2	Class R4	Class R6	Class 1
Gross (%)	0.72	1.12	0.97	0.62	0.66
Net (%)	0.47	0.87	0.62	0.37	0.41
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class I shares were first offered on 10-21-21. Class R2 and Class R6 shares were first offered on 9-4-12. Returns prior to these dates are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
12	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Multi-Index 2030 Preservation Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2030 Preservation Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date to 2030 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2030 Preservation Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	30.3
Equity	30.3
Large blend	17.0
International equity	13.3
Unaffiliated investment companies	59.0
Fixed income	47.6
Equity	11.4
U.S. Government	10.1
Short-term investments and other	0.6
PERFORMANCE CHART

Total returns for the period ended 8-31-22 (%)
	Class I1,2	Class R2[1,2]	Class R4[2]	Class R6[1,2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	-14.11	-14.47	-14.21	-14.01	-14.03	-11.85	-13.19
5 year	4.14	3.66	3.97	4.19	4.16	5.09	5.04
10-year	6.12	5.64	5.96	6.18	6.13	6.61	7.05
Cumulative returns
5 year	22.50	19.69	21.51	22.81	22.60	28.15	27.86
10-year	81.19	73.13	78.42	82.10	81.34	89.64	97.71
Performance figures assume all distributions have been reinvested.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class I	Class R2	Class R4	Class R6	Class 1
Gross (%)	0.72	1.12	0.97	0.62	0.66
Net (%)	0.47	0.87	0.62	0.37	0.41
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class I shares were first offered on 10-21-21. Class R2 and Class R6 shares were first offered on 9-4-12. Returns prior to these dates are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	13

Multi-Index 2025 Preservation Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2025 Preservation Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date to 2025 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2025 Preservation Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	14.4
Equity	14.4
Large blend	8.1
International equity	6.3
Unaffiliated investment companies	71.8
Fixed income	65.5
Equity	6.3
U.S. Government	13.0
Short-term investments and other	0.8
PERFORMANCE CHART

Total returns for the period ended 8-31-22 (%)
	Class I1,2	Class R2[1,2]	Class R4[2]	Class R6[1,2]	Class 1[2]	Index 1	Index 2
Average annual total returns
1 year	-11.25	-11.60	-11.32	-11.22	-11.25	-10.94	-10.39
5 year	3.25	2.79	3.11	3.29	3.24	4.42	3.70
10-year	4.93	4.51	4.79	4.98	4.93	5.90	5.66
Cumulative returns
5 year	17.31	14.73	16.55	17.57	17.30	24.17	19.91
10-year	61.83	55.48	59.59	62.59	61.82	77.35	73.48
Performance figures assume all distributions have been reinvested.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class I	Class R2	Class R4	Class R6	Class 1
Gross (%)	0.74	1.14	0.99	0.64	0.68
Net (%)	0.46	0.86	0.61	0.36	0.40
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class I shares were first offered on 10-21-21. Class R2 and Class R6 shares were first offered on 9-4-12. Returns prior to these dates are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
14	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Multi-Index Income Preservation Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index Income Preservation Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date to Retirement Income Index, an unmanaged index comprising a set of indices aligned with specific target date years. Index performance inception was May 30, 2014.
Index 2 is the John Hancock Income Preservation Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
Index 3 is the Bloomberg U.S. Aggregate Bond Index (formerly known as Bloomberg Barclays U.S. Aggregate Bond Index), an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	5.0
Equity	5.0
Large blend	2.8
International equity	2.2
Unaffiliated investment companies	80.0
Fixed income	73.4
Equity	6.6
U.S. Government	14.3
Short-term investments and other	0.7
PERFORMANCE CHART

Total returns for the period ended 8-31-22 (%)
	Class I1,2	Class R2[1,2]	Class R4[2]	Class R6[1,2]	Class 1[2]	Index 1	Index 2	Index 3
Average annual total returns
1 year	-9.33	-9.68	-9.45	-9.23	-9.26	-10.16	-8.56	-11.52
5 year	1.91	1.47	1.74	1.98	1.93	3.23	1.93	0.52
10-year	2.39	1.97	2.22	2.44	2.39	—	2.67	1.35
Cumulative returns
5 year	9.94	7.55	9.01	10.29	10.03	17.23	10.02	2.62
10-year	26.59	21.55	24.54	27.20	26.69	—	30.19	14.36
Performance figures assume all distributions have been reinvested.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class I	Class R2	Class R4	Class R6	Class 1
Gross (%)	0.75	1.15	1.00	0.65	0.69
Net (%)	0.44	0.84	0.59	0.34	0.38
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class I shares were first offered on 10-21-21. Class R2 and Class R6 shares were first offered on 9-4-12. Returns prior to these dates are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	15

Your expenses
As a shareholder of a John Hancock Funds II Multi-Index Preservation Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchases or redemptions, and (2) ongoing costs, including management fees, distribution and service (Rule 12b-1) fees, and other portfolio expenses. In addition to the operating expenses which each portfolio bears directly, each portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which each portfolio invests. Because underlying funds have varied operating expenses and transaction costs, and a portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.
These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (March 1, 2022 through August 31, 2022).
Actual expenses:
The first line of each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period ended” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes:
The second line of each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. See the portfolios’ prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2022	Ending value on 8-31-2022	Expenses paid during period ended 8-31-2022[1]	Annualized expense ratio[2]
Multi-Index 2065 Preservation Portfolio
Class I	Actual expenses/actual returns	$1,000.00	$879.30	$0.71	0.15%
	Hypothetical example	1,000.00	1,024.40	0.77	0.15%
Class R2	Actual expenses/actual returns	1,000.00	879.20	1.28	0.27%
	Hypothetical example	1,000.00	1,023.80	1.38	0.27%
Class R4	Actual expenses/actual returns	1,000.00	880.00	0.81	0.17%
	Hypothetical example	1,000.00	1,024.30	0.87	0.17%
Class R6	Actual expenses/actual returns	1,000.00	880.10	0.09	0.02%
	Hypothetical example	1,000.00	1,025.10	0.10	0.02%
Class 1	Actual expenses/actual returns	1,000.00	880.00	0.33	0.07%
	Hypothetical example	1,000.00	1,024.90	0.36	0.07%
Multi-Index 2060 Preservation Portfolio
Class I	Actual expenses/actual returns	$1,000.00	$878.90	$0.62	0.13%
	Hypothetical example	1,000.00	1,024.60	0.66	0.13%
Class R2	Actual expenses/actual returns	1,000.00	877.20	2.41	0.51%
	Hypothetical example	1,000.00	1,022.60	2.60	0.51%
Class R4	Actual expenses/actual returns	1,000.00	878.80	1.18	0.25%
	Hypothetical example	1,000.00	1,023.90	1.28	0.25%
Class R6	Actual expenses/actual returns	1,000.00	879.70	0.09	0.02%
	Hypothetical example	1,000.00	1,025.10	0.10	0.02%
Class 1	Actual expenses/actual returns	1,000.00	879.60	0.28	0.06%
	Hypothetical example	1,000.00	1,024.90	0.31	0.06%
16	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

		Account value on 3-1-2022	Ending value on 8-31-2022	Expenses paid during period ended 8-31-2022[1]	Annualized expense ratio[2]
Multi-Index 2055 Preservation Portfolio
Class I	Actual expenses/actual returns	$1,000.00	$879.30	$0.76	0.16%
	Hypothetical example	1,000.00	1,024.40	0.82	0.16%
Class R2	Actual expenses/actual returns	1,000.00	877.40	2.74	0.58%
	Hypothetical example	1,000.00	1,022.30	2.96	0.58%
Class R4	Actual expenses/actual returns	1,000.00	878.50	0.90	0.19%
	Hypothetical example	1,000.00	1,024.20	0.97	0.19%
Class R6	Actual expenses/actual returns	1,000.00	879.30	0.19	0.04%
	Hypothetical example	1,000.00	1,025.00	0.20	0.04%
Class 1	Actual expenses/actual returns	1,000.00	879.20	0.38	0.08%
	Hypothetical example	1,000.00	1,024.80	0.41	0.08%
Multi-Index 2050 Preservation Portfolio
Class I	Actual expenses/actual returns	$1,000.00	$879.10	$0.76	0.16%
	Hypothetical example	1,000.00	1,024.40	0.82	0.16%
Class R2	Actual expenses/actual returns	1,000.00	877.70	2.56	0.54%
	Hypothetical example	1,000.00	1,022.50	2.75	0.54%
Class R4	Actual expenses/actual returns	1,000.00	878.20	1.37	0.29%
	Hypothetical example	1,000.00	1,023.70	1.48	0.29%
Class R6	Actual expenses/actual returns	1,000.00	879.10	0.19	0.04%
	Hypothetical example	1,000.00	1,025.00	0.20	0.04%
Class 1	Actual expenses/actual returns	1,000.00	879.10	0.38	0.08%
	Hypothetical example	1,000.00	1,024.80	0.41	0.08%
Multi-Index 2045 Preservation Portfolio
Class I	Actual expenses/actual returns	$1,000.00	$880.30	$0.76	0.16%
	Hypothetical example	1,000.00	1,024.40	0.82	0.16%
Class R2	Actual expenses/actual returns	1,000.00	878.40	2.51	0.53%
	Hypothetical example	1,000.00	1,022.50	2.70	0.53%
Class R4	Actual expenses/actual returns	1,000.00	880.40	1.04	0.22%
	Hypothetical example	1,000.00	1,024.10	1.12	0.22%
Class R6	Actual expenses/actual returns	1,000.00	880.30	0.19	0.04%
	Hypothetical example	1,000.00	1,025.00	0.20	0.04%
Class 1	Actual expenses/actual returns	1,000.00	880.90	0.38	0.08%
	Hypothetical example	1,000.00	1,024.80	0.41	0.08%
Multi-Index 2040 Preservation Portfolio
Class I	Actual expenses/actual returns	$1,000.00	$881.30	$0.76	0.16%
	Hypothetical example	1,000.00	1,024.40	0.82	0.16%
Class R2	Actual expenses/actual returns	1,000.00	879.30	2.56	0.54%
	Hypothetical example	1,000.00	1,022.50	2.75	0.54%
Class R4	Actual expenses/actual returns	1,000.00	881.40	1.33	0.28%
	Hypothetical example	1,000.00	1,023.80	1.43	0.28%
Class R6	Actual expenses/actual returns	1,000.00	881.80	0.24	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Class 1	Actual expenses/actual returns	1,000.00	881.90	0.43	0.09%
	Hypothetical example	1,000.00	1,024.80	0.46	0.09%
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	17

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

		Account value on 3-1-2022	Ending value on 8-31-2022	Expenses paid during period ended 8-31-2022[1]	Annualized expense ratio[2]
Multi-Index 2035 Preservation Portfolio
Class I	Actual expenses/actual returns	$1,000.00	$883.80	$0.95	0.20%
	Hypothetical example	1,000.00	1,024.20	1.02	0.20%
Class R2	Actual expenses/actual returns	1,000.00	882.50	2.80	0.59%
	Hypothetical example	1,000.00	1,022.20	3.01	0.59%
Class R4	Actual expenses/actual returns	1,000.00	884.00	1.28	0.27%
	Hypothetical example	1,000.00	1,023.80	1.38	0.27%
Class R6	Actual expenses/actual returns	1,000.00	884.60	0.43	0.09%
	Hypothetical example	1,000.00	1,024.80	0.46	0.09%
Class 1	Actual expenses/actual returns	1,000.00	884.50	0.62	0.13%
	Hypothetical example	1,000.00	1,024.60	0.66	0.13%
Multi-Index 2030 Preservation Portfolio
Class I	Actual expenses/actual returns	$1,000.00	$896.90	$1.24	0.26%
	Hypothetical example	1,000.00	1,023.90	1.33	0.26%
Class R2	Actual expenses/actual returns	1,000.00	895.30	3.11	0.65%
	Hypothetical example	1,000.00	1,021.90	3.31	0.65%
Class R4	Actual expenses/actual returns	1,000.00	896.80	1.91	0.40%
	Hypothetical example	1,000.00	1,023.20	2.04	0.40%
Class R6	Actual expenses/actual returns	1,000.00	897.50	0.72	0.15%
	Hypothetical example	1,000.00	1,024.40	0.77	0.15%
Class 1	Actual expenses/actual returns	1,000.00	897.60	0.91	0.19%
	Hypothetical example	1,000.00	1,024.20	0.97	0.19%
Multi-Index 2025 Preservation Portfolio
Class I	Actual expenses/actual returns	$1,000.00	$919.40	$1.50	0.31%
	Hypothetical example	1,000.00	1,023.60	1.58	0.31%
Class R2	Actual expenses/actual returns	1,000.00	917.80	3.53	0.73%
	Hypothetical example	1,000.00	1,021.50	3.72	0.73%
Class R4	Actual expenses/actual returns	1,000.00	919.70	2.03	0.42%
	Hypothetical example	1,000.00	1,023.10	2.14	0.42%
Class R6	Actual expenses/actual returns	1,000.00	919.30	0.97	0.20%
	Hypothetical example	1,000.00	1,024.20	1.02	0.20%
Class 1	Actual expenses/actual returns	1,000.00	919.30	1.16	0.24%
	Hypothetical example	1,000.00	1,024.00	1.22	0.24%
Multi-Index Income Preservation Portfolio
Class I	Actual expenses/actual returns	$1,000.00	$935.30	$1.66	0.34%
	Hypothetical example	1,000.00	1,023.50	1.73	0.34%
Class R2	Actual expenses/actual returns	1,000.00	933.60	3.56	0.73%
	Hypothetical example	1,000.00	1,021.50	3.72	0.73%
Class R4	Actual expenses/actual returns	1,000.00	934.50	2.29	0.47%
	Hypothetical example	1,000.00	1,022.80	2.40	0.47%
Class R6	Actual expenses/actual returns	1,000.00	936.10	1.12	0.23%
	Hypothetical example	1,000.00	1,024.00	1.17	0.23%
Class 1	Actual expenses/actual returns	1,000.00	936.20	1.32	0.27%
	Hypothetical example	1,000.00	1,023.80	1.38	0.27%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Ratios do not include expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios.
18	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Portfolios’ investments
MULTI-INDEX 2065 PRESERVATION PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 61.3%
Equity - 61.3%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	818,327	$6,988,510
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	1,078,729	9,233,917

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $18,058,567)		$16,222,427
UNAFFILIATED INVESTMENT COMPANIES - 30.4%
Equity - 20.6%
Fidelity Mid Cap Index Fund	123,796	3,279,363
Fidelity Small Cap Index Fund	40,444	924,964
Financial Select Sector SPDR Fund	9,656	319,131
Vanguard FTSE Emerging Markets ETF	9,834	404,472
Vanguard Health Care ETF	1,491	345,256
Vanguard Information Technology ETF	491	171,496
Fixed income - 9.8%
Vanguard Intermediate-Term Corporate Bond ETF	9,834	783,081
Vanguard Total Bond Market ETF	24,129	1,800,023

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $8,661,593)		$8,027,786
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	511	0
Health care - 0.0%
NMC Health PLC (D)	16	0
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (C)(D)	33	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	68	458
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	2,070	57

TOTAL COMMON STOCKS (Cost $516)		$515
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 8.1%
U.S. Government - 8.1%
U.S. Treasury STRIPS, PO, 3.267%, 08/15/2051	$1,208,000	469,728
U.S. Treasury STRIPS, PO, 3.332%, 05/15/2050	2,147,000	854,486
U.S. Treasury STRIPS, PO, 3.353%, 11/15/2048	1,544,400	642,459
U.S. Treasury STRIPS, PO, 3.559%, 05/15/2047	411,700	171,361

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $2,630,273)		$2,138,034
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (D)	338	2
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (D)	169	1
MULTI-INDEX 2065 PRESERVATION PORTFOLIO (continued)

	Shares or Principal Amount	Value

BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (D)	85	$0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (D)	217	140
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (D)	17	2
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (D)	19	2
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (D)	37	11
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (D)	8	1

TOTAL WARRANTS (Cost $197)		$159
SHORT-TERM INVESTMENTS - 0.1%
Short-term funds - 0.1%
John Hancock Collateral Trust, 2.3160% (F)(G)	2,722	27,204
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2409% (F)	67	67

TOTAL SHORT-TERM INVESTMENTS (Cost $27,253)		$27,271
Total investments (Cost $29,378,399) - 99.9%		$26,416,192
Other assets and liabilities, net - 0.1%		37,594
TOTAL NET ASSETS - 100.0%		$26,453,786
MULTI-INDEX 2060 PRESERVATION PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 61.3%
Equity - 61.3%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	5,644,226	$48,201,691
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	7,381,709	63,187,432

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $126,872,446)		$111,389,123
UNAFFILIATED INVESTMENT COMPANIES - 30.2%
Equity - 20.7%
Fidelity Mid Cap Index Fund	856,877	22,698,679
Fidelity Small Cap Index Fund	278,233	6,363,190
Financial Select Sector SPDR Fund	66,958	2,212,962
Vanguard FTSE Emerging Markets ETF (H)	66,522	2,736,050
Vanguard Health Care ETF	10,385	2,404,751
Vanguard Information Technology ETF	3,376	1,179,169
Fixed income - 9.5%
Vanguard Intermediate-Term Corporate Bond ETF	66,066	5,260,836
Vanguard Total Bond Market ETF	161,841	12,073,337

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $59,041,329)		$54,928,974
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	19

MULTI-INDEX 2060 PRESERVATION PORTFOLIO (continued)

	Shares or Principal Amount	Value

COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	4,732	$0
Health care - 0.0%
NMC Health PLC (D)	148	0
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (C)(D)	304	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	631	4,245
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	19,165	525

TOTAL COMMON STOCKS (Cost $4,779)		$4,770
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 8.1%
U.S. Government - 8.1%
U.S. Treasury STRIPS, PO, 3.267%, 08/15/2051	$8,336,000	3,241,436
U.S. Treasury STRIPS, PO, 3.332%, 05/15/2050	14,807,300	5,893,167
U.S. Treasury STRIPS, PO, 3.353%, 11/15/2048	10,655,100	4,432,442
U.S. Treasury STRIPS, PO, 3.559%, 05/15/2047	2,839,600	1,181,921

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $19,297,997)		$14,748,966
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (D)	3,131	20
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (D)	1,565	10
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (D)	783	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (D)	2,013	1,298
Magellan Financial Group, Ltd. (Expiration Date: 4-16-27; Strike Price: AUD 35.00) (D)	3	1
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (D)	156	15
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (D)	172	22
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (D)	343	103
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (D)	71	9

TOTAL WARRANTS (Cost $1,824)		$1,478
SHORT-TERM INVESTMENTS - 0.2%
Short-term funds - 0.2%
John Hancock Collateral Trust, 2.3160% (F)(G)	33,852	338,301
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2409% (F)	641	641
MULTI-INDEX 2060 PRESERVATION PORTFOLIO (continued)

Shares or Principal Amount	Value

TOTAL SHORT-TERM INVESTMENTS (Cost $338,691)	$338,942
Total investments (Cost $205,557,066) - 99.8%	$181,412,253
Other assets and liabilities, net - 0.2%	383,206
TOTAL NET ASSETS - 100.0%	$181,795,459
MULTI-INDEX 2055 PRESERVATION PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 61.3%
Equity - 61.3%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	9,773,291	$83,463,907
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	12,965,407	110,983,884

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $222,159,707)		$194,447,791
UNAFFILIATED INVESTMENT COMPANIES - 30.1%
Equity - 20.7%
Fidelity Mid Cap Index Fund	1,501,624	39,778,010
Fidelity Small Cap Index Fund	488,400	11,169,700
Financial Select Sector SPDR Fund	117,531	3,884,400
Vanguard FTSE Emerging Markets ETF	115,654	4,756,849
Vanguard Health Care ETF	18,103	4,191,931
Vanguard Information Technology ETF	5,893	2,058,307
Fixed income - 9.4%
Vanguard Intermediate-Term Corporate Bond ETF	113,551	9,042,066
Vanguard Total Bond Market ETF	278,596	20,783,262

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $101,095,134)		$95,664,525
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	8,591	0
Health care - 0.0%
NMC Health PLC (D)	270	1
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (C)(D)	551	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	1,146	7,706
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	34,794	953

TOTAL COMMON STOCKS (Cost $8,674)		$8,660
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 8.2%
U.S. Government - 8.2%
U.S. Treasury STRIPS, PO, 3.267%, 08/15/2051	$14,630,000	5,688,845
U.S. Treasury STRIPS, PO, 3.332%, 05/15/2050	25,992,700	10,344,852
20	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTI-INDEX 2055 PRESERVATION PORTFOLIO (continued)

	Shares or Principal Amount	Value
U.S. Government - (continued)
U.S. Treasury STRIPS, PO, 3.353%, 11/15/2048	18,703,800	$7,780,640
U.S. Treasury STRIPS, PO, 3.559%, 05/15/2047	5,008,600	2,084,720

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $34,082,182)		$25,899,057
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (D)	5,684	36
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (D)	2,842	19
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (D)	1,421	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (D)	3,655	2,356
Magellan Financial Group, Ltd. (Expiration Date: 4-16-27; Strike Price: AUD 35.00) (D)	5	2
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (D)	283	28
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (D)	313	39
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (D)	624	186
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (D)	130	17

TOTAL WARRANTS (Cost $3,315)		$2,683
SHORT-TERM INVESTMENTS - 0.2%
Short-term funds - 0.2%
John Hancock Collateral Trust, 2.3160% (F)(G)	80,010	799,568

TOTAL SHORT-TERM INVESTMENTS (Cost $799,592)		$799,568
Total investments (Cost $358,148,604) - 99.8%		$316,822,284
Other assets and liabilities, net - 0.2%		512,769
TOTAL NET ASSETS - 100.0%		$317,335,053
MULTI-INDEX 2050 PRESERVATION PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 60.6%
Equity - 60.6%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	16,749,643	$143,041,953
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	22,006,062	188,371,895

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $379,523,635)		$331,413,848
UNAFFILIATED INVESTMENT COMPANIES - 30.6%
Equity - 20.4%
Fidelity Mid Cap Index Fund	2,467,559	65,365,626
Fidelity Small Cap Index Fund	803,031	18,365,319
Financial Select Sector SPDR Fund	200,341	6,621,270
iShares Global Infrastructure ETF	6,034	285,589
MULTI-INDEX 2050 PRESERVATION PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
Vanguard Energy ETF	7,397	$839,486
Vanguard FTSE Emerging Markets ETF	195,960	8,059,835
Vanguard Global ex-U.S. Real Estate ETF	6,651	288,321
Vanguard Health Care ETF	30,877	7,149,878
Vanguard Information Technology ETF	10,111	3,531,570
Vanguard Materials ETF	3,386	562,482
Vanguard Real Estate ETF	9,107	847,042
Fixed income - 10.2%
Vanguard Emerging Markets Government Bond ETF	107,719	6,637,645
Vanguard Intermediate-Term Corporate Bond ETF	170,269	13,558,520
Vanguard Total Bond Market ETF	413,256	30,828,898
Xtrackers USD High Yield Corporate Bond ETF	136,958	4,675,746

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $176,369,197)		$167,617,227
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	15,091	0
Health care - 0.0%
NMC Health PLC (D)	473	1
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (C)(D)	968	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	2,012	13,537
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	61,119	1,674

TOTAL COMMON STOCKS (Cost $15,237)		$15,212
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 8.2%
U.S. Government - 8.2%
U.S. Treasury STRIPS, PO, 3.267%, 08/15/2051	$25,238,000	9,813,743
U.S. Treasury STRIPS, PO, 3.332%, 05/15/2050	44,860,300	17,853,981
U.S. Treasury STRIPS, PO, 3.353%, 11/15/2048	32,279,800	13,428,154
U.S. Treasury STRIPS, PO, 3.559%, 05/15/2047	8,647,600	3,599,374

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $59,119,097)		$44,695,252
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (D)	9,985	63
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (D)	4,992	33
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (D)	2,496	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (D)	6,421	4,138
Magellan Financial Group, Ltd. (Expiration Date: 4-16-27; Strike Price: AUD 35.00) (D)	8	4
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	21

MULTI-INDEX 2050 PRESERVATION PORTFOLIO (continued)

	Shares or Principal Amount	Value

Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (D)	498	$49
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (D)	549	69
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (D)	1,095	327
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (D)	228	29

TOTAL WARRANTS (Cost $5,820)		$4,712
SHORT-TERM INVESTMENTS - 0.4%
Short-term funds - 0.4%
John Hancock Collateral Trust, 2.3160% (F)(G)	197,218	1,970,882

TOTAL SHORT-TERM INVESTMENTS (Cost $1,970,940)		$1,970,882
Total investments (Cost $617,003,926) - 99.8%		$545,717,133
Other assets and liabilities, net - 0.2%		1,287,508
TOTAL NET ASSETS - 100.0%		$547,004,641
MULTI-INDEX 2045 PRESERVATION PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 57.8%
Equity - 57.8%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	19,572,950	$167,152,989
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	25,884,007	221,567,096

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $445,371,195)		$388,720,085
UNAFFILIATED INVESTMENT COMPANIES - 33.4%
Equity - 19.3%
Fidelity Mid Cap Index Fund	2,674,975	70,860,094
Fidelity Small Cap Index Fund	869,292	19,880,705
Financial Select Sector SPDR Fund	238,859	7,894,290
iShares Global Infrastructure ETF	11,331	536,296
iShares MSCI Global Min Vol Factor ETF	32,540	3,085,443
Vanguard Dividend Appreciation ETF	20,830	3,081,382
Vanguard Energy ETF	13,969	1,585,342
Vanguard FTSE Emerging Markets ETF	170,085	6,995,596
Vanguard Global ex-U.S. Real Estate ETF	12,310	533,639
Vanguard Health Care ETF	36,758	8,511,682
Vanguard Information Technology ETF	12,129	4,236,417
Vanguard Materials ETF	6,329	1,051,373
Vanguard Real Estate ETF	17,076	1,588,239
Fixed income - 14.1%
Vanguard Emerging Markets Government Bond ETF	214,052	13,189,884
Vanguard Intermediate-Term Corporate Bond ETF	268,612	21,389,574
Vanguard Total Bond Market ETF	658,637	49,134,320
MULTI-INDEX 2045 PRESERVATION PORTFOLIO (continued)

	Shares or Principal Amount	Value
Fixed income - (continued)
Xtrackers USD High Yield Corporate Bond ETF (H)	314,256	$10,728,700

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $227,143,317)		$224,282,976
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	17,949	0
Health care - 0.0%
NMC Health PLC (D)	563	1
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (C)(D)	1,152	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	2,393	16,100
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	72,693	1,991

TOTAL COMMON STOCKS (Cost $18,123)		$18,092
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 8.2%
U.S. Government - 8.2%
U.S. Treasury STRIPS, PO, 3.267%, 08/15/2051	$30,983,000	12,047,674
U.S. Treasury STRIPS, PO, 3.332%, 05/15/2050	55,082,500	21,922,321
U.S. Treasury STRIPS, PO, 3.353%, 11/15/2048	39,635,600	16,488,112
U.S. Treasury STRIPS, PO, 3.559%, 05/15/2047	10,619,300	4,420,051

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $72,220,408)		$54,878,158
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (D)	11,875	75
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (D)	5,938	39
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (D)	2,969	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (D)	7,637	4,922
Magellan Financial Group, Ltd. (Expiration Date: 4-16-27; Strike Price: AUD 35.00) (D)	10	5
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (D)	592	58
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (D)	653	82
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (D)	1,303	389
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (D)	271	35

TOTAL WARRANTS (Cost $6,924)		$5,605
SHORT-TERM INVESTMENTS - 1.7%
Short-term funds - 1.7%
John Hancock Collateral Trust, 2.3160% (F)(I)	1,125,113	11,243,708
22	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTI-INDEX 2045 PRESERVATION PORTFOLIO (continued)

Shares or Principal Amount	Value

TOTAL SHORT-TERM INVESTMENTS (Cost $11,243,798)	$11,243,708
Total investments (Cost $756,003,765) - 101.1%	$679,148,624
Other assets and liabilities, net - (1.1%)	(7,176,911)
TOTAL NET ASSETS - 100.0%	$671,971,713
MULTI-INDEX 2040 PRESERVATION PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 54.3%
Equity - 54.3%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	21,211,038	$181,142,268
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	28,141,081	240,887,653

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $483,636,055)		$422,029,921
UNAFFILIATED INVESTMENT COMPANIES - 36.6%
Equity - 16.3%
Fidelity Mid Cap Index Fund	2,423,968	64,210,921
Fidelity Small Cap Index Fund	790,471	18,078,074
Financial Select Sector SPDR Fund	249,378	8,241,943
iShares Global Infrastructure ETF	17,245	816,206
iShares MSCI Global Min Vol Factor ETF	55,257	5,239,469
Vanguard Dividend Appreciation ETF	35,480	5,248,556
Vanguard Energy ETF	21,531	2,443,553
Vanguard FTSE Emerging Markets ETF	94,395	3,882,466
Vanguard Global ex-U.S. Real Estate ETF	19,101	828,028
Vanguard Health Care ETF	38,247	8,856,475
Vanguard Information Technology ETF	12,603	4,401,976
Vanguard Materials ETF	9,760	1,621,331
Vanguard Real Estate ETF	26,319	2,447,930
Fixed income - 20.3%
Vanguard Emerging Markets Government Bond ETF	342,643	21,113,663
Vanguard Intermediate-Term Corporate Bond ETF	449,698	35,809,452
Vanguard Total Bond Market ETF	1,110,903	82,873,363
Xtrackers USD High Yield Corporate Bond ETF (H)	531,939	18,160,397

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $292,324,570)		$284,273,803
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	19,625	0
Health care - 0.0%
NMC Health PLC (D)	616	1
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (C)(D)	1,259	0
MULTI-INDEX 2040 PRESERVATION PORTFOLIO (continued)

	Shares or Principal Amount	Value
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	2,617	$17,603
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	79,478	2,177

TOTAL COMMON STOCKS (Cost $19,814)		$19,781
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 8.4%
U.S. Government - 8.4%
U.S. Treasury STRIPS, PO, 3.267%, 08/15/2051	$36,819,000	14,316,991
U.S. Treasury STRIPS, PO, 3.332%, 05/15/2050	65,484,400	26,062,180
U.S. Treasury STRIPS, PO, 3.353%, 11/15/2048	47,121,900	19,602,357
U.S. Treasury STRIPS, PO, 3.559%, 05/15/2047	12,660,600	5,269,697

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $86,269,979)		$65,251,225
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (D)	12,984	82
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (D)	6,492	43
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (D)	3,246	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (D)	8,350	5,381
Magellan Financial Group, Ltd. (Expiration Date: 4-16-27; Strike Price: AUD 35.00) (D)	11	5
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (D)	647	64
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (D)	714	89
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (D)	1,424	425
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (D)	296	38

TOTAL WARRANTS (Cost $7,570)		$6,127
SHORT-TERM INVESTMENTS - 1.2%
Short-term funds - 1.2%
John Hancock Collateral Trust, 2.3160% (F)(I)	915,294	9,146,900

TOTAL SHORT-TERM INVESTMENTS (Cost $9,148,837)		$9,146,900
Total investments (Cost $871,406,825) - 100.5%		$780,727,757
Other assets and liabilities, net - (0.5%)		(3,775,895)
TOTAL NET ASSETS - 100.0%		$776,951,862
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	23

MULTI-INDEX 2035 PRESERVATION PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 45.6%
Equity - 45.6%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	22,102,176	$188,752,580
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	29,146,579	249,494,720

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $501,971,320)		$438,247,300
UNAFFILIATED INVESTMENT COMPANIES - 45.2%
Equity - 13.4%
Fidelity Mid Cap Index Fund	2,061,178	54,600,596
Fidelity Small Cap Index Fund	667,077	15,256,056
Financial Select Sector SPDR Fund	280,745	9,278,622
iShares Global Infrastructure ETF	26,744	1,265,794
iShares MSCI Global Min Vol Factor ETF	91,134	8,641,326
Vanguard Dividend Appreciation ETF	57,660	8,529,644
Vanguard Energy ETF	33,158	3,763,101
Vanguard FTSE Emerging Markets ETF	117,212	4,820,930
Vanguard Global ex-U.S. Real Estate ETF	29,371	1,273,233
Vanguard Health Care ETF	42,901	9,934,156
Vanguard Information Technology ETF	14,153	4,943,360
Vanguard Materials ETF	15,132	2,513,728
Vanguard Real Estate ETF	40,543	3,770,904
Fixed income - 31.8%
Vanguard Emerging Markets Government Bond ETF	543,493	33,490,039
Vanguard Intermediate-Term Corporate Bond ETF	914,440	72,816,857
Vanguard Total Bond Market ETF	2,274,028	169,642,488
Xtrackers USD High Yield Corporate Bond ETF (H)	867,027	29,600,302

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $454,869,862)		$434,141,136
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	20,564	0
Health care - 0.0%
NMC Health PLC (D)	645	1
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (C)(D)	1,320	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	2,742	18,446
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	83,284	2,281

TOTAL COMMON STOCKS (Cost $20,763)		$20,728
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 8.6%
U.S. Government - 8.6%
U.S. Treasury STRIPS, PO, 3.267%, 08/15/2051	$46,559,000	18,104,369
MULTI-INDEX 2035 PRESERVATION PORTFOLIO (continued)

	Shares or Principal Amount	Value
U.S. Government - (continued)
U.S. Treasury STRIPS, PO, 3.332%, 05/15/2050	82,818,000	$32,960,791
U.S. Treasury STRIPS, PO, 3.353%, 11/15/2048	59,593,800	24,790,573
U.S. Treasury STRIPS, PO, 3.559%, 05/15/2047	16,045,800	6,678,713

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $109,419,190)		$82,534,446
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (D)	13,605	86
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (D)	6,803	45
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (D)	3,401	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (D)	8,750	5,639
Magellan Financial Group, Ltd. (Expiration Date: 4-16-27; Strike Price: AUD 35.00) (D)	11	5
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (D)	678	67
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (D)	748	94
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (D)	1,493	445
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (D)	311	40

TOTAL WARRANTS (Cost $7,931)		$6,421
SHORT-TERM INVESTMENTS - 0.5%
Short-term funds - 0.5%
John Hancock Collateral Trust, 2.3160% (F)(I)	491,705	4,913,805

TOTAL SHORT-TERM INVESTMENTS (Cost $4,913,939)		$4,913,805
Total investments (Cost $1,071,203,005) - 99.9%		$959,863,836
Other assets and liabilities, net - 0.1%		913,291
TOTAL NET ASSETS - 100.0%		$960,777,127
MULTI-INDEX 2030 PRESERVATION PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 30.3%
Equity - 30.3%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	15,834,675	$135,228,128
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	20,267,664	173,491,206

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $353,509,218)		$308,719,334
UNAFFILIATED INVESTMENT COMPANIES - 59.0%
Equity - 11.4%
Fidelity Mid Cap Index Fund	1,301,755	34,483,500
Fidelity Small Cap Index Fund	423,100	9,676,290
Financial Select Sector SPDR Fund	266,822	8,818,467
24	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTI-INDEX 2030 PRESERVATION PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
iShares Global Infrastructure ETF	34,007	$1,609,551
iShares MSCI Global Min Vol Factor ETF	119,376	11,319,232
Vanguard Dividend Appreciation ETF	75,467	11,163,833
Vanguard Energy ETF	41,706	4,733,214
Vanguard FTSE Emerging Markets ETF	124,271	5,111,266
Vanguard Global ex-U.S. Real Estate ETF	37,192	1,612,273
Vanguard Health Care ETF (H)	40,840	9,456,910
Vanguard Information Technology ETF	13,376	4,671,969
Vanguard Materials ETF	18,962	3,149,967
Vanguard Real Estate ETF	51,162	4,758,578
Vanguard S&P 500 ETF	13,710	4,978,787
Fixed income - 47.6%
Invesco Senior Loan ETF (H)	848,765	17,798,602
SPDR Portfolio Short Term Corporate Bond ETF	891,762	26,458,579
Vanguard Emerging Markets Government Bond ETF	699,924	43,129,317
Vanguard Intermediate-Term Corporate Bond ETF	1,250,533	99,579,943
Vanguard Short-Term Corporate Bond ETF	347,403	26,419,998
Vanguard Total Bond Market ETF	3,120,057	232,756,253
Xtrackers USD High Yield Corporate Bond ETF (H)	1,142,796	39,015,055

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $631,077,822)		$600,701,584
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	14,775	0
Health care - 0.0%
NMC Health PLC (D)	464	1
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (C)(D)	948	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	1,970	13,253
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	59,837	1,639

TOTAL COMMON STOCKS (Cost $14,917)		$14,893
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 10.1%
U.S. Government - 10.1%
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	$6,599,033	6,497,986
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	15,736,969	15,395,489
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	8,383,952	8,176,428
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2027	6,966,409	6,760,546
U.S. Treasury STRIPS, PO, 3.267%, 08/15/2051	36,974,000	14,377,262
U.S. Treasury STRIPS, PO, 3.332%, 05/15/2050	66,803,000	26,586,971
MULTI-INDEX 2030 PRESERVATION PORTFOLIO (continued)

	Shares or Principal Amount	Value
U.S. Government - (continued)
U.S. Treasury STRIPS, PO, 3.353%, 11/15/2048	48,052,100	$19,989,313
U.S. Treasury STRIPS, PO, 3.559%, 05/15/2047	12,815,600	5,334,213

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $127,387,020)		$103,118,208
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (D)	9,775	61
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (D)	4,888	32
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (D)	2,444	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (D)	6,286	4,052
Magellan Financial Group, Ltd. (Expiration Date: 4-16-27; Strike Price: AUD 35.00) (D)	8	4
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (D)	487	48
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (D)	537	67
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (D)	1,072	320
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (D)	223	29

TOTAL WARRANTS (Cost $5,698)		$4,613
SHORT-TERM INVESTMENTS - 3.8%
Short-term funds - 3.8%
John Hancock Collateral Trust, 2.3160% (F)(I)	3,860,387	38,578,387

TOTAL SHORT-TERM INVESTMENTS (Cost $38,578,542)		$38,578,387
Total investments (Cost $1,150,573,217) - 103.2%		$1,051,137,019
Other assets and liabilities, net - (3.2%)		(32,670,387)
TOTAL NET ASSETS - 100.0%		$1,018,466,632
MULTI-INDEX 2025 PRESERVATION PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 14.4%
Equity - 14.4%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	5,973,231	$51,011,391
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	7,586,724	64,942,358

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $132,798,352)		$115,953,749
UNAFFILIATED INVESTMENT COMPANIES - 71.8%
Equity - 6.3%
Fidelity Mid Cap Index Fund	219,579	5,816,652
Fidelity Small Cap Index Fund	71,334	1,631,409
iShares Global Infrastructure ETF	31,084	1,471,206
iShares MSCI Global Min Vol Factor ETF	111,562	10,578,309
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	25

MULTI-INDEX 2025 PRESERVATION PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
Vanguard Dividend Appreciation ETF	70,350	$10,406,877
Vanguard Energy ETF (H)	38,480	4,367,095
Vanguard FTSE Emerging Markets ETF	97,271	4,000,756
Vanguard Global ex-U.S. Real Estate ETF	34,330	1,488,206
Vanguard Materials ETF	17,262	2,867,563
Vanguard Real Estate ETF	46,802	4,353,054
Vanguard S&P 500 ETF	10,675	3,876,626
Fixed income - 65.5%
Invesco Senior Loan ETF (H)	1,595,417	33,455,894
SPDR Portfolio Short Term Corporate Bond ETF	1,684,036	49,965,348
Vanguard Emerging Markets Government Bond ETF	646,118	39,813,791
Vanguard Intermediate-Term Corporate Bond ETF	1,202,290	95,738,353
Vanguard Short-Term Corporate Bond ETF	656,046	49,892,298
Vanguard Total Bond Market ETF	2,996,904	223,569,039
Xtrackers USD High Yield Corporate Bond ETF (H)	1,072,374	36,610,848

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $615,130,655)		$579,903,324
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	6,018	0
Health care - 0.0%
NMC Health PLC (D)	189	0
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (C)(D)	386	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	802	5,398
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	24,374	668

TOTAL COMMON STOCKS (Cost $6,076)		$6,066
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 13.0%
U.S. Government - 13.0%
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	$14,616,315	14,392,503
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	36,364,743	35,575,657
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	19,378,354	18,898,689
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2027	15,426,594	14,970,726
U.S. Treasury STRIPS, PO, 3.267%, 08/15/2051 (H)	11,330,000	4,405,647
U.S. Treasury STRIPS, PO, 3.332%, 05/15/2050	21,894,000	8,713,608
U.S. Treasury STRIPS, PO, 3.353%, 11/15/2048	15,727,200	6,542,397
U.S. Treasury STRIPS, PO, 3.559%, 05/15/2047	4,000,800	1,665,245
MULTI-INDEX 2025 PRESERVATION PORTFOLIO (continued)

	Shares or Principal Amount	Value

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $117,997,635)		$105,164,472
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (D)	3,982	$25
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (D)	1,991	13
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (D)	995	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (D)	2,561	1,650
Magellan Financial Group, Ltd. (Expiration Date: 4-16-27; Strike Price: AUD 35.00) (D)	3	2
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (D)	198	20
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (D)	219	27
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (D)	437	130
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (D)	91	12

TOTAL WARRANTS (Cost $2,322)		$1,879
SHORT-TERM INVESTMENTS - 4.3%
Short-term funds - 4.3%
John Hancock Collateral Trust, 2.3160% (F)(I)	3,451,244	34,489,661

TOTAL SHORT-TERM INVESTMENTS (Cost $34,489,937)		$34,489,661
Total investments (Cost $900,424,977) - 103.5%		$835,519,151
Other assets and liabilities, net - (3.5%)		(28,174,308)
TOTAL NET ASSETS - 100.0%		$807,344,843
MULTI-INDEX INCOME PRESERVATION PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 5.0%
Equity - 5.0%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	1,312,564	$11,209,298
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	1,672,724	14,318,521

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $29,065,051)		$25,527,819
UNAFFILIATED INVESTMENT COMPANIES - 80.0%
Equity - 6.6%
iShares Global Infrastructure ETF	21,028	995,255
iShares MSCI Global Min Vol Factor ETF	75,591	7,167,539
Vanguard Dividend Appreciation ETF	47,871	7,081,557
Vanguard Energy ETF	26,154	2,968,217
Vanguard FTSE Emerging Markets ETF	61,361	2,523,778
Vanguard Global ex-U.S. Real Estate ETF	23,310	1,010,489
Vanguard Materials ETF	11,739	1,950,083
26	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTI-INDEX INCOME PRESERVATION PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
Vanguard Real Estate ETF	31,777	$2,955,579
Vanguard S&P 500 ETF	19,864	7,213,612
Fixed income - 73.4%
Invesco Senior Loan ETF (H)	1,306,773	27,403,030
SPDR Portfolio Short Term Corporate Bond ETF	1,382,060	41,005,720
Vanguard Emerging Markets Government Bond ETF	437,429	26,954,374
Vanguard Intermediate-Term Corporate Bond ETF	809,958	64,496,956
Vanguard Short-Term Corporate Bond ETF (H)	538,406	40,945,776
Vanguard Total Bond Market ETF	2,022,953	150,912,294
Xtrackers USD High Yield Corporate Bond ETF	730,578	24,941,933

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $432,305,454)		$410,526,192
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	1,230	0
Health care - 0.0%
NMC Health PLC (D)	39	0
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (C)(D)	79	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	164	1,103
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	4,982	136

TOTAL COMMON STOCKS (Cost $1,243)		$1,239
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 14.3%
U.S. Government - 14.3%
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	$12,614,177	12,421,023
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	32,100,352	31,403,799
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	17,107,171	16,683,724
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2027	13,309,712	12,916,400

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $78,591,030)		$73,424,946
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (D)	814	5
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (D)	407	3
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (D)	203	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (D)	523	337
MULTI-INDEX INCOME PRESERVATION PORTFOLIO (continued)

	Shares or Principal Amount	Value

Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (D)	41	$4
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (D)	45	6
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (D)	89	27
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (D)	19	2

TOTAL WARRANTS (Cost $473)		$384
SHORT-TERM INVESTMENTS - 6.8%
Short-term funds - 6.8%
John Hancock Collateral Trust, 2.3160% (F)(I)	3,523,200	35,208,749

TOTAL SHORT-TERM INVESTMENTS (Cost $35,209,084)		$35,208,749
Total investments (Cost $575,172,335) - 106.1%		$544,689,329
Other assets and liabilities, net - (6.1%)		(31,451,225)
TOTAL NET ASSETS - 100.0%		$513,238,104
Percentages are based upon net assets.
Currency Abbreviations
AUD	Australian Dollar
CHF	Swiss Franc
THB	Thai Bhat
Security Abbreviations and Legend
JHF II	John Hancock Funds II
MIM US	Manulife Investment Management (US) LLC
PO	Principal-Only Security - (Principal Tranche of Stripped Security). Rate shown is the annualized yield on date of purchase.
STRIPS	Separate Trading of Registered Interest and Principal Securities
(A)	The underlying funds’ subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(D)	Non-income producing.
(E)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(F)	The rate shown is the annualized seven-day yield as of 8-31-22.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(H)	All or a portion of this security is on loan as of 8-31-22.
(I)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	27

Financial statements
STATEMENTS OF ASSETS AND LIABILITIES 8-31-22

	Multi-Index 2065 Preservation Portfolio	Multi-Index 2060 Preservation Portfolio	Multi-Index 2055 Preservation Portfolio	Multi-Index 2050 Preservation Portfolio
Assets
Unaffiliated investments, at value (including securites loaned)	$10,166,561	$69,684,829	$121,574,925	$212,332,403
Affiliated investments, at value	16,249,631	111,727,424	195,247,359	333,384,730
Total investments, at value	26,416,192	181,412,253	316,822,284	545,717,133
Cash	—	—	—	—
Dividends and interest receivable	29,967	277,622	504,124	887,022
Receivable for fund shares sold	107,282	159,076	1,872	85,673
Receivable for investments sold	1,299	117,425	176,712	357,883
Receivable for securities lending income	—	436	—	789
Receivable from affiliates	1,839	2,044	2,760	4,077
Other assets	38,627	34,941	42,796	61,197
Total assets	26,595,206	182,003,797	317,550,548	547,113,774
Liabilities
Payable for investments purchased	107,020	158,479	18,278	29,022
Payable for fund shares repurchased	—	411	138,542	1,132
Payable upon return of securities loaned	—	—	—	—
Payable to affiliates
Accounting and legal services fees	841	6,404	11,354	19,736
Transfer agent fees	11	55	751	914
Distribution and service fees	—	176	11	328
Trustees’ fees	22	164	291	504
Other liabilities and accrued expenses	33,526	42,649	46,268	57,497
Total liabilities	141,420	208,338	215,495	109,133
Net assets	$26,453,786	$181,795,459	$317,335,053	$547,004,641
Net assets consist of
Paid-in capital	$29,843,658	$187,031,139	$323,035,834	$521,544,619
Total distributable earnings (loss)	(3,389,872)	(5,235,680)	(5,700,781)	25,460,022
Net assets	$26,453,786	$181,795,459	$317,335,053	$547,004,641
Unaffiliated investments, at cost	$11,292,646	$78,346,570	$135,189,305	$235,509,351
Affiliated investments, at cost	18,085,753	127,210,496	222,959,299	381,494,575
Total investments, at cost	29,378,399	205,557,066	358,148,604	617,003,926
Securities loaned, at value	—	$2,279,385	—	—
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class I
Net assets	$88,711	$94,583	$6,338,610	$6,439,289
Shares outstanding	8,453	8,042	608,599	553,610
Net asset value, offering price and redemption price per share	$10.49	$11.76	$10.42	$11.63
Class R2
Net assets	$52,402	$799,312	$46,561	$951,062
Shares outstanding	5,000	68,251	4,488	81,809
Net asset value, offering price and redemption price per share	$10.48	$11.71	$10.37	$11.63
Class R4
Net assets	$52,442	$198,451	$50,344	$1,345,022
Shares outstanding	5,000	16,893	4,835	115,174
Net asset value, offering price and redemption price per share	$10.49	$11.75	$10.41	$11.68
Class R6
Net assets	$55,441	$4,028,830	$5,240,862	$19,367,003
Shares outstanding	5,281	342,373	503,102	1,664,877
Net asset value, offering price and redemption price per share	$10.50	$11.77	$10.42	$11.63
Class 1
Net assets	$26,204,790	$176,674,283	$305,658,676	$518,902,265
Shares outstanding	2,497,392	15,024,209	29,359,975	44,603,673
Net asset value, offering price and redemption price per share	$10.49	$11.76	$10.41	$11.63
28	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES 8-31-22

Continued
	Multi-Index 2045 Preservation Portfolio	Multi-Index 2040 Preservation Portfolio	Multi-Index 2035 Preservation Portfolio	Multi-Index 2030 Preservation Portfolio
Assets
Unaffiliated investments, at value (including securites loaned)	$279,184,831	$349,550,936	$516,702,731	$703,839,298
Affiliated investments, at value	399,963,793	431,176,821	443,161,105	347,297,721
Total investments, at value	679,148,624	780,727,757	959,863,836	1,051,137,019
Cash	—	199,431	71,846	119,176
Dividends and interest receivable	1,055,682	1,155,822	1,212,399	891,139
Receivable for fund shares sold	10,760	166,745	14,408	10,530
Receivable for investments sold	93,051	23,573	576,560	305,281
Receivable for securities lending income	—	7,851	908	55,027
Receivable from affiliates	4,968	5,838	6,987	7,590
Other assets	67,485	73,938	83,666	88,445
Total assets	680,380,570	782,360,955	961,830,610	1,052,614,207
Liabilities
Payable for investments purchased	122,977	129,981	80,719	2,344
Payable for fund shares repurchased	75,367	5,335	358,840	771,872
Payable upon return of securities loaned	8,121,510	5,178,225	504,720	33,259,037
Payable to affiliates
Accounting and legal services fees	24,337	28,193	35,033	37,032
Transfer agent fees	2,962	2,414	3,223	4,236
Distribution and service fees	244	147	125	278
Trustees’ fees	620	721	898	954
Other liabilities and accrued expenses	60,840	64,077	69,925	71,822
Total liabilities	8,408,857	5,409,093	1,053,483	34,147,575
Net assets	$671,971,713	$776,951,862	$960,777,127	$1,018,466,632
Net assets consist of
Paid-in capital	$624,296,268	$718,609,833	$906,077,075	$986,088,115
Total distributable earnings (loss)	47,675,445	58,342,029	54,700,052	32,378,517
Net assets	$671,971,713	$776,951,862	$960,777,127	$1,018,466,632
Unaffiliated investments, at cost	$299,388,772	$378,621,933	$564,317,746	$758,485,457
Affiliated investments, at cost	456,614,993	492,784,892	506,885,259	392,087,760
Total investments, at cost	756,003,765	871,406,825	1,071,203,005	1,150,573,217
Securities loaned, at value	$7,914,192	$5,041,608	$494,208	$32,440,823
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class I
Net assets	$25,144,551	$19,618,216	$26,975,871	$35,779,872
Shares outstanding	1,931,245	1,544,817	2,202,176	3,092,358
Net asset value, offering price and redemption price per share	$13.02	$12.70	$12.25	$11.57
Class R2
Net assets	$1,110,079	$594,271	$565,908	$912,331
Shares outstanding	85,372	46,849	46,223	79,037
Net asset value, offering price and redemption price per share	$13.00	$12.68	$12.24	$11.54
Class R4
Net assets	$72,317	$242,244	$63,768	$909,351
Shares outstanding	5,522	18,960	5,169	78,129
Net asset value, offering price and redemption price per share	$13.10	$12.78	$12.34	$11.64
Class R6
Net assets	$14,877,253	$24,477,118	$22,187,187	$28,581,223
Shares outstanding	1,142,509	1,930,546	1,809,145	2,471,947
Net asset value, offering price and redemption price per share	$13.02	$12.68	$12.26	$11.56
Class 1
Net assets	$630,767,513	$732,020,013	$910,984,393	$952,283,855
Shares outstanding	48,460,492	57,645,412	74,371,638	82,336,915
Net asset value, offering price and redemption price per share	$13.02	$12.70	$12.25	$11.57
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	29

STATEMENTS OF ASSETS AND LIABILITIES 8-31-22

Continued
	Multi-Index 2025 Preservation Portfolio	Multi-Index Income Preservation Portfolio
Assets
Unaffiliated investments, at value (including securites loaned)	$685,075,741	$483,952,761
Affiliated investments, at value	150,443,410	60,736,568
Total investments, at value	835,519,151	544,689,329
Cash	238,088	—
Dividends and interest receivable	399,064	109,938
Receivable for fund shares sold	251,151	206,131
Receivable for investments sold	878,059	80,435
Receivable for securities lending income	47,648	53,944
Receivable from affiliates	6,676	6,002
Other assets	79,459	60,554
Total assets	837,419,296	545,206,333
Liabilities
Payable for investments purchased	—	110,611
Payable for fund shares repurchased	394,447	400
Payable upon return of securities loaned	29,582,338	31,776,289
Payable to affiliates
Accounting and legal services fees	29,468	18,663
Transfer agent fees	2,587	931
Distribution and service fees	35	320
Trustees’ fees	762	484
Other liabilities and accrued expenses	64,816	60,531
Total liabilities	30,074,453	31,968,229
Net assets	$807,344,843	$513,238,104
Net assets consist of
Paid-in capital	$809,140,711	$528,564,931
Total distributable earnings (loss)	(1,795,868)	(15,326,827)
Net assets	$807,344,843	$513,238,104
Unaffiliated investments, at cost	$733,136,688	$510,898,200
Affiliated investments, at cost	167,288,289	64,274,135
Total investments, at cost	900,424,977	575,172,335
Securities loaned, at value	$42,906,679	$30,960,258
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class I
Net assets	$22,587,644	$7,160,717
Shares outstanding	2,107,037	697,418
Net asset value, offering price and redemption price per share	$10.72	$10.27
Class R2
Net assets	$129,499	$1,237,442
Shares outstanding	12,082	120,505
Net asset value, offering price and redemption price per share	$10.72	$10.27
Class R4
Net assets	$111,196	$603,404
Shares outstanding	10,329	58,735
Net asset value, offering price and redemption price per share	$10.77	$10.27
Class R6
Net assets	$13,544,835	$14,657,054
Shares outstanding	1,264,279	1,427,929
Net asset value, offering price and redemption price per share	$10.71	$10.26
Class 1
Net assets	$770,971,669	$489,579,487
Shares outstanding	71,972,441	47,669,001
Net asset value, offering price and redemption price per share	$10.71	$10.27
30	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS For the year ended 8-31-22

	Multi-Index 2065 Preservation Portfolio	Multi-Index 2060 Preservation Portfolio	Multi-Index 2055 Preservation Portfolio	Multi-Index 2050 Preservation Portfolio
Investment income
Dividends from affiliated investments	$145,428	$1,940,822	$3,529,630	$6,444,416
Dividends from unaffiliated investments	66,802	733,561	1,323,220	2,732,907
Interest	35,362	358,881	651,242	1,164,787
Securities lending	6	5,391	7,106	35,893
Total investment income	247,598	3,038,655	5,511,198	10,378,003
Expenses
Investment management fees	39,197	403,590	728,395	1,312,140
Distribution and service fees	9,252	97,904	170,180	307,927
Accounting and legal services fees	2,719	28,034	50,578	90,283
Transfer agent fees	70	492	3,642	5,216
Trustees’ fees	335	3,249	5,818	10,397
Custodian fees	18,058	24,726	24,726	24,726
State registration fees	57,260	65,267	65,864	66,536
Printing and postage	14,772	18,588	18,879	17,763
Professional fees	33,311	48,686	53,874	63,099
Other	8,912	15,255	17,968	24,439
Total expenses	183,886	705,791	1,139,924	1,922,526
Less expense reductions	(172,585)	(597,473)	(913,670)	(1,525,853)
Net expenses	11,301	108,318	226,254	396,673
Net investment income	236,297	2,930,337	5,284,944	9,981,330
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(166,503)	1,399,585	3,022,553	6,036,660
Affiliated investments	(1,571,014)	3,699,328	7,859,599	44,869,285
Capital gain distributions received from unaffiliated investments	19,109	170,650	303,943	500,634
Capital gain distributions received from affiliated investments	1,445,208	19,286,798	35,076,261	64,039,411
	(273,200)	24,556,361	46,262,356	115,445,990
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(1,275,755)	(15,425,520)	(28,255,059)	(51,837,892)
Affiliated investments	(2,324,242)	(46,015,634)	(84,485,942)	(181,893,513)
	(3,599,997)	(61,441,154)	(112,741,001)	(233,731,405)
Net realized and unrealized loss	(3,873,197)	(36,884,793)	(66,478,645)	(118,285,415)
Decrease in net assets from operations	$(3,636,900)	$(33,954,456)	$(61,193,701)	$(108,304,085)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	31

STATEMENTS OF OPERATIONS For the year ended 8-31-22

Continued
	Multi-Index 2045 Preservation Portfolio	Multi-Index 2040 Preservation Portfolio	Multi-Index 2035 Preservation Portfolio	Multi-Index 2030 Preservation Portfolio
Investment income
Dividends from affiliated investments	$7,356,275	$8,444,609	$8,872,768	$6,608,798
Dividends from unaffiliated investments	4,204,213	6,081,536	10,360,366	15,131,247
Interest	1,422,605	1,748,292	2,209,421	4,843,727
Securities lending	48,244	130,502	140,566	646,103
Total investment income	13,031,337	16,404,939	21,583,121	27,229,875
Expenses
Investment management fees	1,683,931	2,122,182	3,045,747	4,004,628
Distribution and service fees	368,613	430,564	533,704	561,134
Accounting and legal services fees	109,491	129,315	159,500	167,716
Transfer agent fees	14,680	12,540	16,136	21,662
Trustees’ fees	12,495	14,905	18,198	19,167
Custodian fees	24,726	24,726	24,726	26,228
State registration fees	67,047	67,328	66,799	68,521
Printing and postage	17,838	18,172	18,229	18,456
Professional fees	67,446	72,160	78,971	80,992
Other	26,790	28,790	30,835	32,183
Total expenses	2,393,057	2,920,682	3,992,845	5,000,687
Less expense reductions	(1,904,345)	(2,317,791)	(2,800,635)	(3,013,591)
Net expenses	488,712	602,891	1,192,210	1,987,096
Net investment income	12,542,625	15,802,048	20,390,911	25,242,779
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	5,814,193	1,664,221	(2,565,029)	(3,330,552)
Affiliated investments	65,853,842	83,895,433	100,692,605	82,885,505
Capital gain distributions received from unaffiliated investments	612,550	808,133	1,215,597	1,599,829
Capital gain distributions received from affiliated investments	73,095,569	83,910,220	88,163,304	65,662,041
	145,376,154	170,278,007	187,506,477	146,816,823
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(65,026,116)	(75,667,217)	(104,110,422)	(124,009,280)
Affiliated investments	(224,763,914)	(262,158,447)	(287,099,119)	(219,350,476)
	(289,790,030)	(337,825,664)	(391,209,541)	(343,359,756)
Net realized and unrealized loss	(144,413,876)	(167,547,657)	(203,703,064)	(196,542,933)
Decrease in net assets from operations	$(131,871,251)	$(151,745,609)	$(183,312,153)	$(171,300,154)
32	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS For the year ended 8-31-22

Continued
	Multi-Index 2025 Preservation Portfolio	Multi-Index Income Preservation Portfolio
Investment income
Dividends from affiliated investments	$2,975,239	$559,143
Dividends from unaffiliated investments	15,486,601	11,326,524
Interest	8,173,277	6,870,123
Securities lending	651,836	690,589
Total investment income	27,286,953	19,446,379
Expenses
Investment management fees	3,908,094	2,813,704
Distribution and service fees	453,703	294,055
Accounting and legal services fees	134,667	85,289
Transfer agent fees	13,085	5,560
Trustees’ fees	15,434	9,567
Custodian fees	26,228	29,563
State registration fees	69,491	67,854
Printing and postage	18,532	18,927
Professional fees	73,739	36,685
Other	28,986	24,079
Total expenses	4,741,959	3,385,283
Less expense reductions	(2,624,479)	(1,836,608)
Net expenses	2,117,480	1,548,675
Net investment income	25,169,473	17,897,704
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(7,784,938)	(1,665,575)
Affiliated investments	41,031,014	8,262,295
Capital gain distributions received from unaffiliated investments	1,526,922	1,091,592
Capital gain distributions received from affiliated investments	29,540,063	5,550,965
	64,313,061	13,239,277
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(98,923,736)	(67,458,071)
Affiliated investments	(99,079,495)	(19,684,193)
	(198,003,231)	(87,142,264)
Net realized and unrealized loss	(133,690,170)	(73,902,987)
Decrease in net assets from operations	$(108,520,697)	$(56,005,283)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	33

STATEMENTS OF CHANGES IN NET ASSETS

	Multi-Index 2065 Preservation Portfolio		Multi-Index 2060 Preservation Portfolio		Multi-Index 2055 Preservation Portfolio
	Year ended 8-31-22	Period ended 8-31-21[1]	Year ended 8-31-22	Year ended 8-31-21	Year ended 8-31-22	Year ended 8-31-21
Increase (decrease) in net assets
From operations
Net investment income	$236,297	$25,887	$2,930,337	$2,594,485	$5,284,944	$5,381,768
Net realized gain (loss)	(273,200)	21,854	24,556,361	7,448,221	46,262,356	16,905,436
Change in net unrealized appreciation (depreciation)	(3,599,997)	637,790	(61,441,154)	27,000,214	(112,741,001)	52,476,543
Increase (decrease) in net assets resulting from operations	(3,636,900)	685,531	(33,954,456)	37,042,920	(61,193,701)	74,763,747
Distributions to shareholders
From earnings
Class I2	(1,317)	—	(3,277)	—	(3,669)	—
Class R2	(1,600)	(652)	(42,734)	(13,081)	(3,203)	(13,713)
Class R4	(1,663)	(665)	(15,057)	(6,074)	(4,287)	(2,326)
Class R6	(1,846)	(687)	(272,917)	(63,915)	(507,218)	(155,878)
Class 1	(419,895)	(10,256)	(13,034,418)	(5,526,137)	(26,621,813)	(15,350,871)
Total distributions	(426,321)	(12,260)	(13,368,403)	(5,609,207)	(27,140,190)	(15,522,788)
Portfolio share transactions
From portfolio share transactions	21,030,380	8,813,356	25,184,109	29,632,326	27,405,033	2,662,868
Total increase (decrease)	16,967,159	9,486,627	(22,138,750)	61,066,039	(60,928,858)	61,903,827
Net assets
Beginning of year	9,486,627	—	203,934,209	142,868,170	378,263,911	316,360,084
End of year	$26,453,786	$9,486,627	$181,795,459	$203,934,209	$317,335,053	$378,263,911

[1]	Period from 9-23-20 (commencement of operations) to 8-31-21.
[2]	The inception date for Class I shares is 10-21-21.
34	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multi-Index 2050 Preservation Portfolio		Multi-Index 2045 Preservation Portfolio		Multi-Index 2040 Preservation Portfolio
	Year ended 8-31-22	Year ended 8-31-21	Year ended 8-31-22	Year ended 8-31-21	Year ended 8-31-22	Year ended 8-31-21
Increase (decrease) in net assets
From operations
Net investment income	$9,981,330	$9,953,071	$12,542,625	$12,887,299	$15,802,048	$16,006,036
Net realized gain	115,445,990	35,264,591	145,376,154	41,620,094	170,278,007	51,063,135
Change in net unrealized appreciation (depreciation)	(233,731,405)	92,463,833	(289,790,030)	112,280,683	(337,825,664)	120,067,548
Increase (decrease) in net assets resulting from operations	(108,304,085)	137,681,495	(131,871,251)	166,788,076	(151,745,609)	187,136,719
Distributions to shareholders
From earnings
Class I2	(3,927)	—	(3,931)	—	(3,994)	—
Class R2	(74,508)	(42,492)	(89,675)	(43,747)	(37,356)	(25,807)
Class R4	(120,251)	(47,847)	(5,953)	(2,403)	(18,835)	(9,721)
Class R6	(1,932,694)	(567,018)	(1,610,917)	(432,503)	(2,864,101)	(854,720)
Class 1	(50,957,384)	(22,377,455)	(61,436,352)	(30,311,154)	(74,188,114)	(38,835,400)
Total distributions	(53,088,764)	(23,034,812)	(63,146,828)	(30,789,807)	(77,112,400)	(39,725,648)
Portfolio share transactions
From portfolio share transactions	23,008,688	(27,509,836)	41,669,873	(49,998,759)	10,897,094	(52,884,052)
Total increase (decrease)	(138,384,161)	87,136,847	(153,348,206)	85,999,510	(217,960,915)	94,527,019
Net assets
Beginning of year	685,388,802	598,251,955	825,319,919	739,320,409	994,912,777	900,385,758
End of year	$547,004,641	$685,388,802	$671,971,713	$825,319,919	$776,951,862	$994,912,777

[2]	The inception date for Class I shares is 10-21-21.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	35

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multi-Index 2035 Preservation Portfolio		Multi-Index 2030 Preservation Portfolio		Multi-Index 2025 Preservation Portfolio
	Year ended 8-31-22	Year ended 8-31-21	Year ended 8-31-22	Year ended 8-31-21	Year ended 8-31-22	Year ended 8-31-21
Increase (decrease) in net assets
From operations
Net investment income	$20,390,911	$20,527,162	$25,242,779	$23,922,183	$25,169,473	$23,863,412
Net realized gain	187,506,477	72,148,124	146,816,823	83,084,738	64,313,061	66,769,960
Change in net unrealized appreciation (depreciation)	(391,209,541)	112,072,923	(343,359,756)	65,125,238	(198,003,231)	8,980,758
Increase (decrease) in net assets resulting from operations	(183,312,153)	204,748,209	(171,300,154)	172,132,159	(108,520,697)	99,614,130
Distributions to shareholders
From earnings
Class I2	(4,308)	—	(4,542)	—	(4,573)	—
Class R2	(51,737)	(64,365)	(84,517)	(59,482)	(12,343)	(111,015)
Class R4	(9,488)	(4,110)	(104,776)	(71,871)	(138,453)	(6,428)
Class R6	(2,546,039)	(833,901)	(3,681,872)	(1,614,945)	(1,617,078)	(712,662)
Class 1	(98,653,165)	(50,808,632)	(108,002,657)	(70,755,424)	(89,183,471)	(69,601,359)
Total distributions	(101,264,737)	(51,711,008)	(111,878,364)	(72,501,722)	(90,955,918)	(70,431,464)
Portfolio share transactions
From portfolio share transactions	38,054,484	(71,984,783)	16,499,647	(90,938,743)	(38,828,094)	(115,952,272)
Total increase (decrease)	(246,522,406)	81,052,418	(266,678,871)	8,691,694	(238,304,709)	(86,769,606)
Net assets
Beginning of year	1,207,299,533	1,126,247,115	1,285,145,503	1,276,453,809	1,045,649,552	1,132,419,158
End of year	$960,777,127	$1,207,299,533	$1,018,466,632	$1,285,145,503	$807,344,843	$1,045,649,552

[2]	The inception date for Class I shares is 10-21-21.
36	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multi-Index Income Preservation Portfolio
	Year ended 8-31-22	Year ended 8-31-21
Increase (decrease) in net assets
From operations
Net investment income	$17,897,704	$16,264,118
Net realized gain	13,239,277	21,827,851
Change in net unrealized appreciation (depreciation)	(87,142,264)	3,280,338
Increase (decrease) in net assets resulting from operations	(56,005,283)	41,372,307
Distributions to shareholders
From earnings
Class I2	(3,022)	—
Class R2	(123,015)	(43,133)
Class R4	(38,882)	(14,216)
Class R6	(1,069,115)	(432,531)
Class 1	(37,003,342)	(19,503,241)
Total distributions	(38,237,376)	(19,993,121)
Portfolio share transactions
From portfolio share transactions	(61,168,307)	(148,397,515)
Issued in reorganization	—	494,126,426
Total portfolio share transactions	(61,168,307)	345,728,911
Total increase (decrease)	(155,410,966)	367,108,097
Net assets
Beginning of year	668,649,070	301,540,973
End of year	$513,238,104	$668,649,070

[2]	The inception date for Class I shares is 10-21-21.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	37

Financial highlights
Multi-Index 2065 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Class I
08-31-2022[5]	12.87	0.15	(2.19)	(2.04)	(0.15)	(0.19)	(0.34)	10.49	(16.34)[6]	1.08[7]	0.13[7]	1.47[7]	—[8]	96[9]
Class R2
08-31-2022	12.87	0.16	(2.23)	(2.07)	(0.13)	(0.19)	(0.32)	10.48	(16.54)	1.22	0.27	1.35	—[8]	96
08-31-2021[10]	10.00	0.15[11]	2.85	3.00	(0.13)	—[12]	(0.13)	12.87	30.18[6]	5.48[7]	0.26[7]	1.33[7,11]	—[8]	54
Class R4
08-31-2022	12.88	0.17	(2.23)	(2.06)	(0.14)	(0.19)	(0.33)	10.49	(16.44)	1.22	0.17	1.45	—[8]	96
08-31-2021[10]	10.00	0.16[11]	2.85	3.01	(0.13)	—[12]	(0.13)	12.88	30.31[6]	5.48[7]	0.16[7]	1.43[7,11]	—[8]	54
Class R6
08-31-2022	12.90	0.19	(2.24)	(2.05)	(0.16)	(0.19)	(0.35)	10.50	(16.35)	0.97	0.02	1.61	—[8]	96
08-31-2021[10]	10.00	0.17[11]	2.87	3.04	(0.14)	—[12]	(0.14)	12.90	30.56[6]	5.23[7]	0.01[7]	1.58[7,11]	—[8]	54
Class 1
08-31-2022	12.89	0.15	(2.20)	(2.05)	(0.16)	(0.19)	(0.35)	10.49	(16.40)	1.01	0.06	1.30	26	96
08-31-2021[10]	10.00	0.08[11]	2.95	3.03	(0.14)	—[12]	(0.14)	12.89	30.45[6]	5.27[7]	0.05[7]	0.70[7,11]	9	54

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] The inception date for Class I shares is 10-21-21.
[6] Not annualized.
[7] Annualized.
[8] Less than $500,000.
[9] Portfolio turnover is shown for the period from 9-1-21 to 8-31-22.
[10] Period from 9-23-20 (commencement of operations) to 8-31-21.
[11] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share and 0.01% for the period ended 8-31-21.
[12] Less than $0.005 per share.
38	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multi-Index 2060 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class I
08-31-2022[5]	15.02	0.16	(2.44)	(2.28)	(0.20)	(0.78)	(0.98)	11.76	(16.34)[6]	0.43[7]	0.12[7]	1.47[7]	—[8]	95[9]
Class R2
08-31-2022	14.99	0.13	(2.48)	(2.35)	(0.15)	(0.78)	(0.93)	11.71	(16.82)	0.81	0.50	1.00	1	95
08-31-2021	12.54	0.13[10]	2.74	2.87	(0.16)	(0.26)	(0.42)	14.99	23.35	0.80	0.50	0.96[10]	1	19
08-31-2020	11.74	0.22[10]	1.47	1.69	(0.25)	(0.64)	(0.89)	12.54	14.75	0.81	0.45	1.92[10]	—[8]	31
08-31-2019	12.64	0.23[10]	(0.28)	(0.05)	(0.22)	(0.63)	(0.85)	11.74	0.53	0.83	0.42	2.01[10]	—[8]	11
08-31-2018	11.90	0.20[10]	0.99	1.19	(0.21)	(0.24)	(0.45)	12.64	10.11	0.88	0.27	1.58[10]	—[8]	10
Class R4
08-31-2022	15.03	0.18	(2.49)	(2.31)	(0.19)	(0.78)	(0.97)	11.75	(16.57)	0.65	0.24	1.37	—[8]	95
08-31-2021	12.56	0.18[10]	2.74	2.92	(0.19)	(0.26)	(0.45)	15.03	23.75	0.60	0.20	1.29[10]	—[8]	19
08-31-2020	11.76	0.25[10]	1.47	1.72	(0.28)	(0.64)	(0.92)	12.56	15.03	0.64	0.17	2.17[10]	—[8]	31
08-31-2019	12.66	0.26[10]	(0.29)	(0.03)	(0.24)	(0.63)	(0.87)	11.76	0.75	0.68	0.16	2.19[10]	—[8]	11
08-31-2018	11.90	0.22[10]	1.00	1.22	(0.22)	(0.24)	(0.46)	12.66	10.29	0.88	0.16	1.76[10]	—[8]	10
Class R6
08-31-2022	15.06	0.21	(2.50)	(2.29)	(0.22)	(0.78)	(1.00)	11.77	(16.39)	0.32	0.01	1.56	4	95
08-31-2021	12.58	0.19[10]	2.76	2.95	(0.21)	(0.26)	(0.47)	15.06	23.97	0.31	0.01	1.36[10]	3	19
08-31-2020	11.78	0.31[10]	1.43	1.74	(0.30)	(0.64)	(0.94)	12.58	15.20	0.38	—	2.69[10]	2	31
08-31-2019	12.67	0.24[10]	(0.24)	—[11]	(0.26)	(0.63)	(0.89)	11.78	0.94	0.43	—	2.05[10]	3	11
08-31-2018	11.92	0.16[10]	1.07	1.23	(0.24)	(0.24)	(0.48)	12.67	10.46	0.63	—	1.38[10]	1	10
Class 1
08-31-2022	15.05	0.20	(2.49)	(2.29)	(0.22)	(0.78)	(1.00)	11.76	(16.44)	0.37	0.06	1.53	177	95
08-31-2021	12.57	0.21[10]	2.74	2.95	(0.21)	(0.26)	(0.47)	15.05	23.94	0.35	0.05	1.50[10]	200	19
08-31-2020	11.77	0.25[10]	1.48	1.73	(0.29)	(0.64)	(0.93)	12.57	15.15	0.41	0.05	2.19[10]	141	31
08-31-2019	12.66	0.25[10]	(0.26)	(0.01)	(0.25)	(0.63)	(0.88)	11.77	0.89	0.46	0.05	2.18[10]	90	11
08-31-2018	11.91	0.24[10]	0.98	1.22	(0.23)	(0.24)	(0.47)	12.66	10.41	0.67	0.05	1.99[10]	58	10

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] The inception date for Class I shares is 10-21-21.
[6] Not annualized.
[7] Annualized.
[8] Less than $500,000.
[9] Portfolio turnover is shown for the period from 9-1-21 to 8-31-22.
[10] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share, less than $0.005 per share, $0.01 and $0.01 per share and 0.02%, 0.04%, 0.06% and 0.05% for the periods ended 8-31-21, 8-31-20, 8-31-19 and 8-31-18, respectively.
[11] Less than $0.005 per share.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	39

Financial highlights continued
Multi-Index 2055 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class I
08-31-2022[5]	13.41	0.04	(2.05)	(2.01)	(0.18)	(0.80)	(0.98)	10.42	(16.29)[6]	0.40[7]	0.14[7]	0.46[7]	6	96[8]
Class R2
08-31-2022	13.40	0.06	(2.15)	(2.09)	(0.14)	(0.80)	(0.94)	10.37	(16.84)	0.83	0.57	0.45	—[9]	96
08-31-2021	11.33	0.14[10]	2.44	2.58	(0.15)	(0.36)	(0.51)	13.40	23.40	0.71	0.46	1.12[10]	—[9]	23
08-31-2020	10.86	0.19[10]	1.36	1.55	(0.25)	(0.83)	(1.08)	11.33	14.76	0.73	0.46	1.85[10]	—[9]	31
08-31-2019	12.18	0.20[10]	(0.31)	(0.11)	(0.22)	(0.99)	(1.21)	10.86	0.47	0.70	0.43	1.80[10]	—[9]	13
08-31-2018	11.84	0.16[10]	1.01	1.17	(0.23)	(0.60)	(0.83)	12.18	10.13	0.60	0.31	1.35[10]	—[9]	10
Class R4
08-31-2022	13.43	0.17	(2.21)	(2.04)	(0.18)	(0.80)	(0.98)	10.41	(16.54)	0.55	0.19	1.43	—[9]	96
08-31-2021	11.35	0.18[10]	2.44	2.62	(0.18)	(0.36)	(0.54)	13.43	23.75	0.52	0.17	1.42[10]	—[9]	23
08-31-2020	10.88	0.25[10]	1.33	1.58	(0.28)	(0.83)	(1.11)	11.35	15.08	0.54	0.17	2.33[10]	—[9]	31
08-31-2019	12.20	0.25[10]	(0.33)	(0.08)	(0.25)	(0.99)	(1.24)	10.88	0.72	0.53	0.16	2.31[10]	—[9]	13
08-31-2018	11.85	0.21[10]	0.98	1.19	(0.24)	(0.60)	(0.84)	12.20	10.32	0.55	0.16	1.73[10]	—[9]	10
Class R6
08-31-2022	13.44	0.20	(2.22)	(2.02)	(0.20)	(0.80)	(1.00)	10.42	(16.38)	0.29	0.02	1.71	5	96
08-31-2021	11.36	0.17[10]	2.47	2.64	(0.20)	(0.36)	(0.56)	13.44	23.90	0.26	0.01	1.40[10]	5	23
08-31-2020	10.89	0.22[10]	1.38	1.60	(0.30)	(0.83)	(1.13)	11.36	15.25	0.29	—	2.08[10]	3	31
08-31-2019	12.21	0.19[10]	(0.25)	(0.06)	(0.27)	(0.99)	(1.26)	10.89	0.92	0.28	—	1.79[10]	1	13
08-31-2018	11.86	0.19[10]	1.02	1.21	(0.26)	(0.60)	(0.86)	12.21	10.48	0.30	—	1.61[10]	—[9]	10
Class 1
08-31-2022	13.43	0.18	(2.21)	(2.03)	(0.19)	(0.80)	(0.99)	10.41	(16.42)	0.33	0.07	1.53	306	96
08-31-2021	11.35	0.19[10]	2.44	2.63	(0.19)	(0.36)	(0.55)	13.43	23.87	0.30	0.05	1.55[10]	373	23
08-31-2020	10.88	0.25[10]	1.34	1.59	(0.29)	(0.83)	(1.12)	11.35	15.20	0.32	0.05	2.32[10]	313	31
08-31-2019	12.21	0.25[10]	(0.33)	(0.08)	(0.26)	(0.99)	(1.25)	10.88	0.78	0.32	0.05	2.29[10]	266	13
08-31-2018	11.85	0.26[10]	0.96	1.22	(0.26)	(0.60)	(0.86)	12.21	10.52	0.33	0.05	2.13[10]	251	10

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] The inception date for Class I shares is 10-21-21.
[6] Not annualized.
[7] Annualized.
[8] Portfolio turnover is shown for the period from 9-1-21 to 8-31-22.
[9] Less than $500,000.
[10] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share, less than $0.005 per share, $0.01 and $0.01 per share and 0.01%, 0.03%, 0.05% and 0.04% for the periods ended 8-31-21, 8-31-20, 8-31-19 and 8-31-18, respectively.
40	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multi-Index 2050 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class I
08-31-2022[5]	15.06	0.05[6]	(2.30)	(2.25)	(0.20)	(0.98)	(1.18)	11.63	(16.35)[7]	0.38[8]	0.13[8]	0.55[8]	6	96[9]
Class R2
08-31-2022	15.08	0.14[6]	(2.46)	(2.32)	(0.15)	(0.98)	(1.13)	11.63	(16.77)	0.77	0.52	1.04	1	96
08-31-2021	12.64	0.16[6]	2.73	2.89	(0.17)	(0.28)	(0.45)	15.08	23.30	0.74	0.51	1.14[6]	1	20
08-31-2020	12.16	0.21[6]	1.51	1.72	(0.26)	(0.98)	(1.24)	12.64	14.79	0.75	0.51	1.77[6]	1	36
08-31-2019	13.80	0.21[6]	(0.35)	(0.14)	(0.24)	(1.26)	(1.50)	12.16	0.38	0.75	0.51	1.73[6]	1	16
08-31-2018	13.56	0.17[6]	1.14	1.31	(0.26)	(0.81)	(1.07)	13.80	9.91	0.74	0.50	1.29[6]	1	13
Class R4
08-31-2022	15.14	0.19[6]	(2.49)	(2.30)	(0.18)	(0.98)	(1.16)	11.68	(16.56)	0.62	0.27	1.39	1	96
08-31-2021	12.68	0.18[6]	2.75	2.93	(0.19)	(0.28)	(0.47)	15.14	23.61	0.59	0.26	1.32[6]	2	20
08-31-2020	12.19	0.28[6]	1.48	1.76	(0.29)	(0.98)	(1.27)	12.68	15.03	0.60	0.26	2.38[6]	1	36
08-31-2019	13.85	0.14[6]	(0.25)	(0.11)	(0.29)	(1.26)	(1.55)	12.19	0.73	0.56	0.22	1.19[6]	—[10]	16
08-31-2018	13.59	0.23[6]	1.13	1.36	(0.29)	(0.81)	(1.10)	13.85	10.29	0.50	0.16	1.68[6]	—[10]	13
Class R6
08-31-2022	15.09	0.23[6]	(2.49)	(2.26)	(0.22)	(0.98)	(1.20)	11.63	(16.42)	0.27	0.02	1.74	19	96
08-31-2021	12.63	0.21[6]	2.75	2.96	(0.22)	(0.28)	(0.50)	15.09	23.98	0.24	0.01	1.49[6]	20	20
08-31-2020	12.15	0.33[6]	1.46	1.79	(0.33)	(0.98)	(1.31)	12.63	15.28	0.26	—	2.83[6]	14	36
08-31-2019	13.81	0.25[6]	(0.34)	(0.09)	(0.31)	(1.26)	(1.57)	12.15	0.93	0.25	—	2.03[6]	65	16
08-31-2018	13.55	0.26[6]	1.12	1.38	(0.31)	(0.81)	(1.12)	13.81	10.49	0.25	—	1.93[6]	30	13
Class 1
08-31-2022	15.09	0.22[6]	(2.49)	(2.27)	(0.21)	(0.98)	(1.19)	11.63	(16.45)	0.31	0.06	1.61	519	96
08-31-2021	12.63	0.21[6]	2.74	2.95	(0.21)	(0.28)	(0.49)	15.09	23.92	0.28	0.05	1.55[6]	662	20
08-31-2020	12.15	0.28[6]	1.50	1.78	(0.32)	(0.98)	(1.30)	12.63	15.22	0.29	0.05	2.34[6]	581	36
08-31-2019	13.81	0.29[6]	(0.39)	(0.10)	(0.30)	(1.26)	(1.56)	12.15	0.87	0.29	0.05	2.34[6]	538	16
08-31-2018	13.55	0.30[6]	1.07	1.37	(0.30)	(0.81)	(1.11)	13.81	10.44	0.29	0.05	2.17[6]	578	13

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] The inception date for Class I shares is 10-21-21.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share, less than $0.005 per share, $0.01 and $0.01 per share and 0.01%, 0.03%, 0.05% and 0.04% for the periods ended 8-31-21, 8-31-20, 8-31-19 and 8-31-18, respectively.
[7] Not annualized.
[8] Annualized.
[9] Portfolio turnover is shown for the period from 9-1-21 to 8-31-22.
[10] Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	41

Financial highlights continued
Multi-Index 2045 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class I
08-31-2022[5]	16.81	0.07[6]	(2.54)	(2.47)	(0.25)	(1.07)	(1.32)	13.02	(16.09)[7]	0.39[8]	0.13[8]	0.67[8]	25	93[9]
Class R2
08-31-2022	16.83	0.17[6]	(2.74)	(2.57)	(0.19)	(1.07)	(1.26)	13.00	(16.63)	0.77	0.52	1.13	1	93
08-31-2021	14.20	0.18[6]	2.99	3.17	(0.20)	(0.34)	(0.54)	16.83	22.81	0.74	0.51	1.14[6]	1	21
08-31-2020	13.69	0.24[6]	1.67	1.91	(0.30)	(1.10)	(1.40)	14.20	14.41	0.75	0.51	1.80[6]	1	35
08-31-2019	15.52	0.26[6]	(0.42)	(0.16)	(0.27)	(1.40)	(1.67)	13.69	0.53	0.75	0.51	1.87[6]	—[10]	16
08-31-2018	15.20	0.24[6]	1.22	1.46	(0.27)	(0.87)	(1.14)	15.52	9.80	0.75	0.51	1.60[6]	1	12
Class R4
08-31-2022	16.93	0.23[6]	(2.76)	(2.53)	(0.23)	(1.07)	(1.30)	13.10	(16.32)	0.56	0.21	1.56	—[10]	93
08-31-2021	14.28	0.23[6]	3.00	3.23	(0.24)	(0.34)	(0.58)	16.93	23.17	0.52	0.18	1.48[6]	—[10]	21
08-31-2020	13.76	0.31[6]	1.66	1.97	(0.35)	(1.10)	(1.45)	14.28	14.90	0.52	0.18	2.35[6]	—[10]	35
08-31-2019	15.59	0.33[6]	(0.43)	(0.10)	(0.33)	(1.40)	(1.73)	13.76	0.87	0.50	0.16	2.36[6]	—[10]	16
08-31-2018	15.27	0.27[6]	1.24	1.51	(0.32)	(0.87)	(1.19)	15.59	10.21	0.50	0.16	1.71[6]	—[10]	12
Class R6
08-31-2022	16.85	0.29[6]	(2.78)	(2.49)	(0.27)	(1.07)	(1.34)	13.02	(16.19)	0.28	0.02	1.92	15	93
08-31-2021	14.21	0.24[6]	3.00	3.24	(0.26)	(0.34)	(0.60)	16.85	23.39	0.25	0.01	1.56[6]	14	21
08-31-2020	13.69	0.38[6]	1.61	1.99	(0.37)	(1.10)	(1.47)	14.21	15.15	0.26	—	2.89[6]	10	35
08-31-2019	15.53	0.30[6]	(0.39)	(0.09)	(0.35)	(1.40)	(1.75)	13.69	1.01	0.25	—	2.19[6]	59	16
08-31-2018	15.22	0.29[6]	1.24	1.53	(0.35)	(0.87)	(1.22)	15.53	10.35	0.25	—	1.91[6]	32	12
Class 1
08-31-2022	16.85	0.25[6]	(2.75)	(2.50)	(0.26)	(1.07)	(1.33)	13.02	(16.22)	0.32	0.06	1.68	631	93
08-31-2021	14.20	0.25[6]	3.00	3.25	(0.26)	(0.34)	(0.60)	16.85	23.43	0.29	0.05	1.63[6]	810	21
08-31-2020	13.69	0.32[6]	1.66	1.98	(0.37)	(1.10)	(1.47)	14.20	15.02	0.29	0.05	2.39[6]	729	35
08-31-2019	15.53	0.33[6]	(0.42)	(0.09)	(0.35)	(1.40)	(1.75)	13.69	0.95	0.29	0.05	2.38[6]	701	16
08-31-2018	15.21	0.34[6]	1.19	1.53	(0.34)	(0.87)	(1.21)	15.53	10.37	0.29	0.05	2.20[6]	760	12

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] The inception date for Class I shares is 10-21-21.
[6] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share, $0.01, $0.01 and $0.01 and 0.02%, 0.04%, 0.06% and 0.05% for the periods ended 8-31-21, 8-31-20, 8-31-19 and 8-31-18, respectively.
[7] Not annualized.
[8] Annualized.
[9] Portfolio turnover is shown for the period from 9-1-21 to 8-31-22.
[10] Less than $500,000.
42	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multi-Index 2040 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class I
08-31-2022[5]	16.35	0.09	(2.43)	(2.34)	(0.26)	(1.05)	(1.31)	12.70	(15.75)[6]	0.40[7]	0.14[7]	0.84[7]	20	90[8]
Class R2
08-31-2022	16.40	0.20	(2.67)	(2.47)	(0.20)	(1.05)	(1.25)	12.68	(16.44)	0.79	0.53	1.36	1	90
08-31-2021	14.07	0.18[9]	2.73	2.91	(0.21)	(0.37)	(0.58)	16.40	21.16	0.75	0.50	1.16[9]	1	24
08-31-2020	13.57	0.25[9]	1.60	1.85	(0.30)	(1.05)	(1.35)	14.07	14.23	0.76	0.50	1.90[9]	—[10]	36
08-31-2019	15.33	0.27[9]	(0.35)	(0.08)	(0.28)	(1.40)	(1.68)	13.57	0.87	0.76	0.51	1.95[9]	—[10]	18
08-31-2018	15.10	0.18[9]	1.20	1.38	(0.29)	(0.86)	(1.15)	15.33	9.40	0.73	0.48	1.19[9]	1	16
Class R4
08-31-2022	16.51	0.22	(2.66)	(2.44)	(0.24)	(1.05)	(1.29)	12.78	(16.18)	0.62	0.26	1.54	—[10]	90
08-31-2021	14.15	0.23[9]	2.74	2.97	(0.24)	(0.37)	(0.61)	16.51	21.52	0.59	0.24	1.52[9]	—[10]	24
08-31-2020	13.64	0.30[9]	1.60	1.90	(0.34)	(1.05)	(1.39)	14.15	14.46	0.59	0.24	2.30[9]	—[10]	36
08-31-2019	15.41	0.27[9]	(0.31)	(0.04)	(0.33)	(1.40)	(1.73)	13.64	1.27	0.54	0.19	1.95[9]	—[10]	18
08-31-2018	15.16	0.27[9]	1.17	1.44	(0.33)	(0.86)	(1.19)	15.41	9.76	0.51	0.17	1.76[9]	—[10]	16
Class R6
08-31-2022	16.39	0.29	(2.68)	(2.39)	(0.27)	(1.05)	(1.32)	12.68	(15.97)	0.29	0.03	2.03	24	90
08-31-2021	14.05	0.25[9]	2.73	2.98	(0.27)	(0.37)	(0.64)	16.39	21.77	0.26	0.01	1.66[9]	25	24
08-31-2020	13.55	0.38[9]	1.54	1.92	(0.37)	(1.05)	(1.42)	14.05	14.76	0.27	—	2.87[9]	19	36
08-31-2019	15.33	0.29[9]	(0.31)	(0.02)	(0.36)	(1.40)	(1.76)	13.55	1.42	0.26	—	2.16[9]	72	18
08-31-2018	15.09	0.30[9]	1.15	1.45	(0.35)	(0.86)	(1.21)	15.33	9.90	0.26	—	2.01[9]	37	16
Class 1
08-31-2022	16.42	0.26	(2.66)	(2.40)	(0.27)	(1.05)	(1.32)	12.70	(16.04)	0.33	0.07	1.78	732	90
08-31-2021	14.07	0.25[9]	2.73	2.98	(0.26)	(0.37)	(0.63)	16.42	21.76	0.30	0.05	1.69[9]	969	24
08-31-2020	13.57	0.32[9]	1.59	1.91	(0.36)	(1.05)	(1.41)	14.07	14.66	0.31	0.05	2.43[9]	881	36
08-31-2019	15.34	0.33[9]	(0.35)	(0.02)	(0.35)	(1.40)	(1.75)	13.57	1.44	0.30	0.05	2.40[9]	862	18
08-31-2018	15.10	0.33[9]	1.11	1.44	(0.34)	(0.86)	(1.20)	15.34	9.84	0.29	0.05	2.20[9]	946	16

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] The inception date for Class I shares is 10-21-21.
[6] Not annualized.
[7] Annualized.
[8] Portfolio turnover is shown for the period from 9-1-21 to 8-31-22.
[9] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005, less than $0.005, $0.01 and $0.01 and 0.01%, 0.03%, 0.05% and 0.05% for the periods ended 8-31-21, 8-31-20, 8-31-19 and 8-31-18, respectively.
[10] Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	43

Financial highlights continued
Multi-Index 2035 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class I
08-31-2022[5]	15.78	0.12	(2.30)	(2.18)	(0.25)	(1.10)	(1.35)	12.25	(15.21)[6]	0.43[7]	0.18[7]	1.09[7]	27	78[8]
Class R2
08-31-2022	15.87	0.19	(2.52)	(2.33)	(0.20)	(1.10)	(1.30)	12.24	(16.08)	0.83	0.57	1.35	1	78
08-31-2021	13.95	0.21	2.31	2.52	(0.22)	(0.38)	(0.60)	15.87	18.51	0.79	0.53	1.40	1	26
08-31-2020	13.41	0.25	1.51	1.76	(0.30)	(0.92)	(1.22)	13.95	13.60	0.79	0.52	1.93	1	38
08-31-2019	14.92	0.26[9]	(0.21)	0.05	(0.27)	(1.29)	(1.56)	13.41	1.71	0.79	0.51	1.93[9]	1	19
08-31-2018	14.81	0.20[9]	0.99	1.19	(0.27)	(0.81)	(1.08)	14.92	8.21	0.79	0.52	1.36[9]	2	17
Class R4
08-31-2022	15.97	0.28	(2.58)	(2.30)	(0.23)	(1.10)	(1.33)	12.34	(15.76)	0.62	0.26	1.94	—[10]	78
08-31-2021	14.03	0.24	2.34	2.58	(0.26)	(0.38)	(0.64)	15.97	18.86	0.59	0.23	1.61	—[10]	26
08-31-2020	13.49	0.30	1.50	1.80	(0.34)	(0.92)	(1.26)	14.03	13.90	0.58	0.20	2.31	—[10]	38
08-31-2019	15.00	0.32[9]	(0.22)	0.10	(0.32)	(1.29)	(1.61)	13.49	2.09	0.54	0.17	2.34[9]	—[10]	19
08-31-2018	14.88	0.27[9]	0.98	1.25	(0.32)	(0.81)	(1.13)	15.00	8.61	0.53	0.16	1.79[9]	—[10]	17
Class R6
08-31-2022	15.90	0.28	(2.55)	(2.27)	(0.27)	(1.10)	(1.37)	12.26	(15.70)	0.32	0.07	2.02	22	78
08-31-2021	13.96	0.25	2.35	2.60	(0.28)	(0.38)	(0.66)	15.90	19.15	0.29	0.03	1.70	23	26
08-31-2020	13.43	0.38	1.44	1.82	(0.37)	(0.92)	(1.29)	13.96	14.08	0.30	—	2.91	17	38
08-31-2019	14.95	0.31[9]	(0.19)	0.12	(0.35)	(1.29)	(1.64)	13.43	2.25	0.29	—	2.30[9]	81	19
08-31-2018	14.83	0.30[9]	0.97	1.27	(0.34)	(0.81)	(1.15)	14.95	8.81	0.28	—	2.03[9]	44	17
Class 1
08-31-2022	15.88	0.26	(2.52)	(2.26)	(0.27)	(1.10)	(1.37)	12.25	(15.68)	0.36	0.11	1.86	911	78
08-31-2021	13.95	0.26	2.32	2.58	(0.27)	(0.38)	(0.65)	15.88	19.04	0.33	0.07	1.75	1,184	26
08-31-2020	13.41	0.32	1.50	1.82	(0.36)	(0.92)	(1.28)	13.95	14.12	0.33	0.05	2.46	1,108	38
08-31-2019	14.93	0.33[9]	(0.22)	0.11	(0.34)	(1.29)	(1.63)	13.41	2.19	0.33	0.05	2.46[9]	1,105	19
08-31-2018	14.82	0.33[9]	0.92	1.25	(0.33)	(0.81)	(1.14)	14.93	8.70	0.32	0.05	2.23[9]	1,202	17

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] The inception date for Class I shares is 10-21-21.
[6] Not annualized.
[7] Annualized.
[8] Portfolio turnover is shown for the period from 9-1-21 to 8-31-22.
[9] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 and less than $0.005 per share and 0.02% and 0.02% for the periods ended 8-31-19 and 8-31-18, respectively.
[10] Less than $500,000.
44	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multi-Index 2030 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class I
08-31-2022[5]	14.67	0.19	(1.95)	(1.76)	(0.27)	(1.07)	(1.34)	11.57	(13.40)[6]	0.50[7]	0.24[7]	1.87[7]	36	63[8]
Class R2
08-31-2022	14.76	0.22	(2.16)	(1.94)	(0.21)	(1.07)	(1.28)	11.54	(14.47)	0.89	0.63	1.69	1	63
08-31-2021	13.68	0.20	1.63	1.83	(0.23)	(0.52)	(0.75)	14.76	13.81	0.87	0.61	1.40	1	30
08-31-2020	13.16	0.25	1.29	1.54	(0.30)	(0.72)	(1.02)	13.68	12.13	0.83	0.56	1.92	1	47
08-31-2019	14.24	0.26	0.02	0.28	(0.27)	(1.09)	(1.36)	13.16	3.21	0.85	0.56	2.00	1	22
08-31-2018	14.32	0.22	0.66	0.88	(0.25)	(0.71)	(0.96)	14.24	6.24	0.84	0.55	1.53	1	18
Class R4
08-31-2022	14.87	0.24	(2.15)	(1.91)	(0.25)	(1.07)	(1.32)	11.64	(14.21)	0.74	0.38	1.84	1	63
08-31-2021	13.77	0.23	1.65	1.88	(0.26)	(0.52)	(0.78)	14.87	14.10	0.71	0.35	1.64	1	30
08-31-2020	13.25	0.30	1.27	1.57	(0.33)	(0.72)	(1.05)	13.77	12.31	0.71	0.33	2.30	2	47
08-31-2019	14.32	0.19	0.15	0.34	(0.32)	(1.09)	(1.41)	13.25	3.57	0.67	0.28	1.48	1	22
08-31-2018	14.39	0.28	0.66	0.94	(0.30)	(0.71)	(1.01)	14.32	6.72	0.58	0.19	1.91	—[9]	18
Class R6
08-31-2022	14.78	0.31	(2.18)	(1.87)	(0.28)	(1.07)	(1.35)	11.56	(14.01)	0.39	0.13	2.33	29	63
08-31-2021	13.69	0.26	1.64	1.90	(0.29)	(0.52)	(0.81)	14.78	14.37	0.36	0.10	1.86	33	30
08-31-2020	13.17	0.36	1.24	1.60	(0.36)	(0.72)	(1.08)	13.69	12.67	0.36	0.07	2.80	27	47
08-31-2019	14.25	0.30	0.05	0.35	(0.34)	(1.09)	(1.43)	13.17	3.73	0.35	0.04	2.33	88	22
08-31-2018	14.33	0.29	0.67	0.96	(0.33)	(0.71)	(1.04)	14.25	6.84	0.33	0.03	2.10	43	18
Class 1
08-31-2022	14.79	0.29	(2.16)	(1.87)	(0.28)	(1.07)	(1.35)	11.57	(14.03)	0.43	0.17	2.19	952	63
08-31-2021	13.69	0.26	1.65	1.91	(0.29)	(0.52)	(0.81)	14.79	14.39	0.40	0.14	1.87	1,249	30
08-31-2020	13.17	0.32	1.28	1.60	(0.36)	(0.72)	(1.08)	13.69	12.62	0.40	0.12	2.48	1,246	47
08-31-2019	14.25	0.33	0.02	0.35	(0.34)	(1.09)	(1.43)	13.17	3.67	0.38	0.09	2.54	1,275	22
08-31-2018	14.33	0.32	0.63	0.95	(0.32)	(0.71)	(1.03)	14.25	6.79	0.37	0.08	2.28	1,377	18

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] The inception date for Class I shares is 10-21-21.
[6] Not annualized.
[7] Annualized.
[8] Portfolio turnover is shown for the period from 9-1-21 to 8-31-22.
[9] Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	45

Financial highlights continued
Multi-Index 2025 Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class I
08-31-2022[5]	13.17	0.28	(1.53)	(1.25)	(0.28)	(0.92)	(1.20)	10.72	(10.51)[6]	0.58[7]	0.30[7]	2.99[7]	23	39[8]
Class R2
08-31-2022	13.28	0.25	(1.65)	(1.40)	(0.24)	(0.92)	(1.16)	10.72	(11.60)	0.97	0.68	2.06	—[9]	39
08-31-2021	12.94	0.22	0.90	1.12	(0.23)	(0.55)	(0.78)	13.28	8.94	0.94	0.65	1.68	—[9]	29
08-31-2020	12.65	0.24	0.89	1.13	(0.31)	(0.53)	(0.84)	12.94	9.34	0.93	0.65	1.96	2	44
08-31-2019	13.16	0.26	0.30	0.56	(0.26)	(0.81)	(1.07)	12.65	5.04	0.92	0.63	2.12	1	17
08-31-2018	13.51	0.17	0.33	0.50	(0.26)	(0.59)	(0.85)	13.16	3.74	0.88	0.59	1.36	1	14
Class R4
08-31-2022	13.33	0.23	(1.60)	(1.37)	(0.27)	(0.92)	(1.19)	10.77	(11.32)	0.81	0.42	1.92	—[9]	39
08-31-2021	12.99	0.26	0.90	1.16	(0.27)	(0.55)	(0.82)	13.33	9.22	0.74	0.35	2.01	—[9]	29
08-31-2020	12.69	0.28	0.90	1.18	(0.35)	(0.53)	(0.88)	12.99	9.66	0.73	0.34	2.22	—[9]	44
08-31-2019	13.20	0.31	0.29	0.60	(0.30)	(0.81)	(1.11)	12.69	5.47	0.70	0.30	2.49	—[9]	17
08-31-2018	13.54	0.28	0.26	0.54	(0.29)	(0.59)	(0.88)	13.20	4.05	0.66	0.27	2.06	—[9]	14
Class R6
08-31-2022	13.28	0.33	(1.68)	(1.35)	(0.30)	(0.92)	(1.22)	10.71	(11.22)	0.47	0.19	2.79	14	39
08-31-2021	12.93	0.28	0.91	1.19	(0.29)	(0.55)	(0.84)	13.28	9.54	0.44	0.15	2.17	15	29
08-31-2020	12.64	0.36	0.83	1.19	(0.37)	(0.53)	(0.90)	12.93	9.81	0.43	0.14	2.94	10	44
08-31-2019	13.16	0.31	0.30	0.61	(0.32)	(0.81)	(1.13)	12.64	5.62	0.42	0.12	2.52	70	17
08-31-2018	13.50	0.29	0.27	0.56	(0.31)	(0.59)	(0.90)	13.16	4.24	0.40	0.10	2.21	35	14
Class 1
08-31-2022	13.28	0.32	(1.68)	(1.36)	(0.29)	(0.92)	(1.21)	10.71	(11.25)	0.51	0.23	2.71	771	39
08-31-2021	12.93	0.28	0.90	1.18	(0.28)	(0.55)	(0.83)	13.28	9.49	0.48	0.19	2.17	1,030	29
08-31-2020	12.64	0.31	0.87	1.18	(0.36)	(0.53)	(0.89)	12.93	9.75	0.47	0.19	2.49	1,121	44
08-31-2019	13.16	0.33	0.28	0.61	(0.32)	(0.81)	(1.13)	12.64	5.57	0.46	0.17	2.64	1,187	17
08-31-2018	13.50	0.31	0.24	0.55	(0.30)	(0.59)	(0.89)	13.16	4.19	0.44	0.15	2.32	1,313	14

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] The inception date for Class I shares is 10-21-21.
[6] Not annualized.
[7] Annualized.
[8] Portfolio turnover is shown for the period from 9-1-21 to 8-31-22.
[9] Less than $500,000.
46	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multi-Index Income Preservation Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class I
08-31-2022[5]	11.95	0.33	(1.29)	(0.96)	(0.30)	(0.42)	(0.72)	10.27	(8.57)[6]	0.64[7]	0.33[7]	3.73[7]	7	19[8]
Class R2
08-31-2022	12.05	0.28	(1.38)	(1.10)	(0.26)	(0.42)	(0.68)	10.27	(9.68)	1.04	0.73	2.51	1	19
08-31-2021	11.70	0.23	0.37	0.60	(0.10)	(0.15)	(0.25)	12.05	5.23	1.02	0.70	1.93	2	70[9]
08-31-2020	11.46	0.22	0.41	0.63	(0.27)	(0.12)	(0.39)	11.70	5.63	1.09	0.74	1.92	1	63
08-31-2019	11.11	0.23	0.47	0.70	(0.23)	(0.12)	(0.35)	11.46	6.55	1.06	0.73	2.07	1	11
08-31-2018	11.44	0.18	(0.12)	0.06	(0.21)	(0.18)	(0.39)	11.11	0.54	1.01	0.68	1.67	1	7
Class R4
08-31-2022	12.05	0.32	(1.39)	(1.07)	(0.29)	(0.42)	(0.71)	10.27	(9.45)	0.88	0.47	2.86	1	19
08-31-2021	11.70	0.26	0.37	0.63	(0.13)	(0.15)	(0.28)	12.05	5.49	0.87	0.45	2.21	1	70[9]
08-31-2020	11.46	0.24	0.42	0.66	(0.30)	(0.12)	(0.42)	11.70	5.91	0.93	0.48	2.17	1	63
08-31-2019	11.12	0.24	0.49	0.73	(0.27)	(0.12)	(0.39)	11.46	6.83	0.85	0.43	2.20	—[10]	11
08-31-2018	11.44	0.23	(0.13)	0.10	(0.24)	(0.18)	(0.42)	11.12	0.87	0.80	0.37	2.05	—[10]	7
Class R6
08-31-2022	12.04	0.34	(1.38)	(1.04)	(0.32)	(0.42)	(0.74)	10.26	(9.23)	0.53	0.22	3.10	15	19
08-31-2021	11.69	0.29	0.37	0.66	(0.16)	(0.15)	(0.31)	12.04	5.74	0.52	0.20	2.45	18	70[9]
08-31-2020	11.45	0.29	0.39	0.68	(0.32)	(0.12)	(0.44)	11.69	6.17	0.59	0.23	2.54	9	63
08-31-2019	11.11	0.28	0.47	0.75	(0.29)	(0.12)	(0.41)	11.45	7.03	0.56	0.22	2.51	20	11
08-31-2018	11.42	0.24	(0.11)	0.13	(0.26)	(0.18)	(0.44)	11.11	1.13	0.55	0.21	2.17	10	7
Class 1
08-31-2022	12.05	0.34	(1.39)	(1.05)	(0.31)	(0.42)	(0.73)	10.27	(9.26)	0.57	0.26	3.04	490	19
08-31-2021	11.70	0.28	0.38	0.66	(0.16)	(0.15)	(0.31)	12.05	5.69	0.56	0.25	2.38	648	70[9]
08-31-2020	11.46	0.27	0.41	0.68	(0.32)	(0.12)	(0.44)	11.70	6.11	0.63	0.28	2.40	291	63
08-31-2019	11.11	0.29	0.46	0.75	(0.28)	(0.12)	(0.40)	11.46	7.06	0.60	0.27	2.59	339	11
08-31-2018	11.43	0.24	(0.13)	0.11	(0.25)	(0.18)	(0.43)	11.11	0.99	0.59	0.26	2.19	394	7

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] The inception date for Class I shares is 10-21-21.
[6] Not annualized.
[7] Annualized.
[8] Portfolio turnover is shown for the period from 9-1-21 to 8-31-22.
[9] Excludes merger activity.
[10] Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	47

Notes to financial statements
Note 1—Organization
John Hancock Funds II (the Trust) is an open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, ten of which are presented in this report (collectively, Multi-Index Preservation Portfolios, or the portfolios and individually, the portfolio). The portfolios operate as “funds of funds” that may invest in affiliated underlying funds of the Trust, other funds in the John Hancock group of funds complex, non-John Hancock funds and certain other permitted investments.
The portfolios may offer multiple classes of shares. The shares currently offered by the portfolios are detailed in the Statements of assets and liabilities. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
The investment objective of each portfolio, with the exception of Multi-Index Income Preservation Portfolio, is to seek high total return until the portfolio’s target retirement date, with a greater focus on income as the target date approaches. The investment objective of Multi-Index Income Preservation Portfolio is to seek total return with a focus on current income. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
The accounting policies of the underlying funds in which the portfolios invest are outlined in the underlying funds’ shareholder reports, which include the underlying funds’ financial statements. These are available on the Securities and Exchange Commission (SEC) website at sec.gov. John Hancock underlying funds’ shareholder reports are also available without charge by calling 800-225-5291 or visiting jhinvestments.com. The underlying funds are not covered by this report.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the portfolios’ Valuation Policies and Procedures.
In order to value the securities, the portfolios use the following valuation techniques: Investments by the portfolios in underlying affiliated funds and other open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Equity securities, including exchange-traded or closed-end funds, held by the portfolios are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the portfolios’ Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the portfolios’ Pricing Committee, following procedures established by the Board of Trustees. The portfolios use fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
48	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

The following is a summary of the values by input classification of the portfolios’ investments as of August 31, 2022, by major security category or type:
	Total value at 8-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multi-Index 2065 Preservation Portfolio
Investments in securities:
Assets
Affiliated investment companies	$16,222,427	$16,222,427	—	—
Unaffiliated investment companies	8,027,786	8,027,786	—	—
Common stocks	515	—	—	$515
U.S. Government and Agency obligations	2,138,034	—	$2,138,034	—
Warrants	159	159	—	—
Short-term investments	27,271	27,271	—	—
Total investments in securities	$26,416,192	$24,277,643	$2,138,034	$515

Multi-Index 2060 Preservation Portfolio
Investments in securities:
Assets
Affiliated investment companies	$111,389,123	$111,389,123	—	—
Unaffiliated investment companies	54,928,974	54,928,974	—	—
Common stocks	4,770	—	—	$4,770
U.S. Government and Agency obligations	14,748,966	—	$14,748,966	—
Warrants	1,478	1,478	—	—
Short-term investments	338,942	338,942	—	—
Total investments in securities	$181,412,253	$166,658,517	$14,748,966	$4,770

Multi-Index 2055 Preservation Portfolio
Investments in securities:
Assets
Affiliated investment companies	$194,447,791	$194,447,791	—	—
Unaffiliated investment companies	95,664,525	95,664,525	—	—
Common stocks	8,660	—	$1	$8,659
U.S. Government and Agency obligations	25,899,057	—	25,899,057	—
Warrants	2,683	2,683	—	—
Short-term investments	799,568	799,568	—	—
Total investments in securities	$316,822,284	$290,914,567	$25,899,058	$8,659

Multi-Index 2050 Preservation Portfolio
Investments in securities:
Assets
Affiliated investment companies	$331,413,848	$331,413,848	—	—
Unaffiliated investment companies	167,617,227	167,617,227	—	—
Common stocks	15,212	—	$1	$15,211
U.S. Government and Agency obligations	44,695,252	—	44,695,252	—
Warrants	4,712	4,712	—	—
Short-term investments	1,970,882	1,970,882	—	—
Total investments in securities	$545,717,133	$501,006,669	$44,695,253	$15,211

Multi-Index 2045 Preservation Portfolio
Investments in securities:
Assets
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	49

	Total value at 8-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multi-Index 2045 Preservation Portfolio (continued)
Affiliated investment companies	$388,720,085	$388,720,085	—	—
Unaffiliated investment companies	224,282,976	224,282,976	—	—
Common stocks	18,092	—	$1	$18,091
U.S. Government and Agency obligations	54,878,158	—	54,878,158	—
Warrants	5,605	5,605	—	—
Short-term investments	11,243,708	11,243,708	—	—
Total investments in securities	$679,148,624	$624,252,374	$54,878,159	$18,091

Multi-Index 2040 Preservation Portfolio
Investments in securities:
Assets
Affiliated investment companies	$422,029,921	$422,029,921	—	—
Unaffiliated investment companies	284,273,803	284,273,803	—	—
Common stocks	19,781	—	$1	$19,780
U.S. Government and Agency obligations	65,251,225	—	65,251,225	—
Warrants	6,127	6,127	—	—
Short-term investments	9,146,900	9,146,900	—	—
Total investments in securities	$780,727,757	$715,456,751	$65,251,226	$19,780

Multi-Index 2035 Preservation Portfolio
Investments in securities:
Assets
Affiliated investment companies	$438,247,300	$438,247,300	—	—
Unaffiliated investment companies	434,141,136	434,141,136	—	—
Common stocks	20,728	—	$1	$20,727
U.S. Government and Agency obligations	82,534,446	—	82,534,446	—
Warrants	6,421	6,421	—	—
Short-term investments	4,913,805	4,913,805	—	—
Total investments in securities	$959,863,836	$877,308,662	$82,534,447	$20,727

Multi-Index 2030 Preservation Portfolio
Investments in securities:
Assets
Affiliated investment companies	$308,719,334	$308,719,334	—	—
Unaffiliated investment companies	600,701,584	600,701,584	—	—
Common stocks	14,893	—	$1	$14,892
U.S. Government and Agency obligations	103,118,208	—	103,118,208	—
Warrants	4,613	4,613	—	—
Short-term investments	38,578,387	38,578,387	—	—
Total investments in securities	$1,051,137,019	$948,003,918	$103,118,209	$14,892

Multi-Index 2025 Preservation Portfolio
Investments in securities:
Assets
Affiliated investment companies	$115,953,749	$115,953,749	—	—
Unaffiliated investment companies	579,903,324	579,903,324	—	—
Common stocks	6,066	—	—	$6,066
U.S. Government and Agency obligations	105,164,472	—	$105,164,472	—
Warrants	1,879	1,879	—	—
Short-term investments	34,489,661	34,489,661	—	—
Total investments in securities	$835,519,151	$730,348,613	$105,164,472	$6,066

50	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

	Total value at 8-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multi-Index Income Preservation Portfolio
Investments in securities:
Assets
Affiliated investment companies	$25,527,819	$25,527,819	—	—
Unaffiliated investment companies	410,526,192	410,526,192	—	—
Common stocks	1,239	—	—	$1,239
U.S. Government and Agency obligations	73,424,946	—	$73,424,946	—
Warrants	384	384	—	—
Short-term investments	35,208,749	35,208,749	—	—
Total investments in securities	$544,689,329	$471,263,144	$73,424,946	$1,239
Level 3 includes securities valued at $0. Refer to Portfolios’ investments.
Inflation-indexed bonds. Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. If these decreases are in excess of income previously recorded, an adjustment to the cost of the security is made.
Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the portfolios may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the portfolios may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolio becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Return of capital distributions from underlying funds, if any, are treated as a reduction of cost.
Securities lending. The portfolios may lend their securities to earn additional income. The portfolios receive collateral from the borrower in an amount not less than the market value of the loaned securities. The portfolios may invest their cash collateral in John Hancock Collateral Trust (JHCT), an affiliate of the portfolios, which has a floating NAV and is registered with the SEC as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. Each portfolio will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral. Effective November 19, 2021, JHCT converted to a prime money market fund.
The portfolios have the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the portfolios for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the portfolios could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the portfolios will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The portfolios receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the portfolios is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.
Obligations to repay collateral received by the portfolios are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. The following table summarizes the values of securities loaned by the portfolios and the corresponding cash collateral received at August 31, 2022. In addition, non-cash collateral in the form of U.S. Treasuries was pledged, as indicated below. This non-cash collateral cannot be sold or repledged by the portfolios, and accordingly, is not reflected in the portfolios’ net assets.
Portfolio	Market value of securities on loan	Cash collateral received	Non-cash collateral
Multi-Index 2060 Preservation Portfolio	$2,279,385	—	$2,470,538
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	51

Portfolio	Market value of securities on loan	Cash collateral received	Non-cash collateral
Multi-Index 2045 Preservation Portfolio	$7,914,192	$8,121,510	—
Multi-Index 2040 Preservation Portfolio	5,041,608	5,178,225	—
Multi-Index 2035 Preservation Portfolio	494,208	504,720	—
Multi-Index 2030 Preservation Portfolio	32,440,823	33,259,037	—
Multi-Index 2025 Preservation Portfolio	42,906,679	29,582,338	$31,934,920
Multi-Index Income Preservation Portfolio	30,960,258	31,776,289	—
Subsequent to August 31, 2022, Multi-Index 2025 Preservation Portfolio returned $17,572,918 of cash collateral to the securities lending agent for securities on loan which were returned on August 31, 2022.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Portfolios that invest internationally generally carry more risk than portfolios that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Overdraft. The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios’ custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end, if any, are presented under the caption Due to custodian in the Statements of assets and liabilities.
Line of credit. The portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a portfolio can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating portfolio based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statements of operations.
Commitment fees for the year ended August 31, 2022 were as follows:
Portfolio	Commitment fee
Multi-Index 2065 Preservation Portfolio	$3,749
Multi-Index 2060 Preservation Portfolio	4,310
Multi-Index 2055 Preservation Portfolio	4,810
Multi-Index 2050 Preservation Portfolio	5,688
Multi-Index 2045 Preservation Portfolio	6,128
Multi-Index 2040 Preservation Portfolio	6,565
Multi-Index 2035 Preservation Portfolio	7,247
Multi-Index 2030 Preservation Portfolio	7,444
Multi-Index 2025 Preservation Portfolio	6,719
Multi-Index Income Preservation Portfolio	5,615
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of August 31, 2022, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
For federal income tax purposes, the costs of investments owned on August 31, 2022, including short-term investments, were as follows:
52	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Multi-Index 2065 Preservation Portfolio	$29,466,835	$19	$(3,050,662)	$(3,050,643)
Multi-Index 2060 Preservation Portfolio	206,580,257	761,174	(25,929,178)	(25,168,004)
Multi-Index 2055 Preservation Portfolio	360,033,766	2,089,840	(45,301,322)	(43,211,482)
Multi-Index 2050 Preservation Portfolio	620,496,755	4,939,215	(79,718,837)	(74,779,622)
Multi-Index 2045 Preservation Portfolio	761,632,700	15,344,914	(97,828,990)	(82,484,076)
Multi-Index 2040 Preservation Portfolio	878,456,406	17,087,304	(114,815,953)	(97,728,649)
Multi-Index 2035 Preservation Portfolio	1,080,696,356	21,670,590	(142,503,110)	(120,832,520)
Multi-Index 2030 Preservation Portfolio	1,159,169,657	24,632,531	(132,665,169)	(108,032,638)
Multi-Index 2025 Preservation Portfolio	909,793,791	11,180,258	(85,454,898)	(74,274,640)
Multi-Index Income Preservation Portfolio	583,748,742	8,850,502	(47,909,915)	(39,059,413)
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, annually.
The tax character of distributions for the year ended August 31, 2022 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Multi-Index 2065 Preservation Portfolio	$377,468	$48,853	$426,321
Multi-Index 2060 Preservation Portfolio	5,235,178	8,133,225	13,368,403
Multi-Index 2055 Preservation Portfolio	9,469,183	17,671,007	27,140,190
Multi-Index 2050 Preservation Portfolio	17,635,630	35,453,134	53,088,764
Multi-Index 2045 Preservation Portfolio	22,948,960	40,197,868	63,146,828
Multi-Index 2040 Preservation Portfolio	27,436,913	49,675,487	77,112,400
Multi-Index 2035 Preservation Portfolio	34,095,266	67,169,471	101,264,737
Multi-Index 2030 Preservation Portfolio	32,826,769	79,051,595	111,878,364
Multi-Index 2025 Preservation Portfolio	28,624,042	62,331,876	90,955,918
Multi-Index Income Preservation Portfolio	20,614,171	17,623,205	38,237,376
The tax character of distributions for the year ended August 31, 2021 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Multi-Index 2065 Preservation Portfolio	$12,260	—	$12,260
Multi-Index 2060 Preservation Portfolio	3,297,297	$2,311,910	5,609,207
Multi-Index 2055 Preservation Portfolio	7,434,789	8,087,999	15,522,788
Multi-Index 2050 Preservation Portfolio	14,276,332	8,758,480	23,034,812
Multi-Index 2045 Preservation Portfolio	19,180,430	11,609,377	30,789,807
Multi-Index 2040 Preservation Portfolio	24,284,925	15,440,723	39,725,648
Multi-Index 2035 Preservation Portfolio	31,569,294	20,141,714	51,711,008
Multi-Index 2030 Preservation Portfolio	34,048,112	38,453,610	72,501,722
Multi-Index 2025 Preservation Portfolio	29,139,176	41,292,288	70,431,464
Multi-Index Income Preservation Portfolio	10,841,000	9,152,121	19,993,121
Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. For federal income tax purposes, net capital losses that are a result of security transactions occurring after October 31, 2021, are being deferred and are treated as occurring on September 1, 2022, the first day of the portfolios’ next taxable year. As of August 31, 2022, the components of distributable earnings on a tax basis were as follows:
Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Post-October Deferral
Multi-Index 2065 Preservation Portfolio	$57,989	—	$397,218
Multi-Index 2060 Preservation Portfolio	482,797	$19,449,528	—
Multi-Index 2055 Preservation Portfolio	820,516	36,690,185	—
Multi-Index 2050 Preservation Portfolio	1,741,560	98,498,084	—
Multi-Index 2045 Preservation Portfolio	2,458,958	127,700,563	—
Multi-Index 2040 Preservation Portfolio	3,692,191	152,378,487	—
Multi-Index 2035 Preservation Portfolio	6,041,454	169,491,119	—
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	53

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Post-October Deferral
Multi-Index 2030 Preservation Portfolio	$10,945,826	$129,465,330	—
Multi-Index 2025 Preservation Portfolio	13,994,095	58,484,678	—
Multi-Index Income Preservation Portfolio	11,026,093	12,706,493	—
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios’ financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor as detailed below. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirect, wholly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The portfolios are not responsible for payment of the subadvisory fees.
The management fee has two components: (1) a fee on assets invested in a fund of the Trust or John Hancock Funds III (JHF III) (Assets in a fund of the Trust or JHF III); and (2) a fee on assets invested in investments other than a fund of the Trust or JHF III (Other assets). Aggregate net assets include the net assets of the portfolios, similar portfolios of John Hancock Variable Insurance Trust (JHVIT), and similar portfolios of the Trust. JHVIT funds are advised by an affiliate of the Advisor, John Hancock Variable Trust Advisers LLC and are distributed by an affiliate of the Advisor, John Hancock Distributors, LLC.
Management fees are determined in accordance with the following schedule:
	First $7.5 billion of aggregate net assets	Excess over $7.5 billion of aggregate net assets
Assets in a fund of the Trust or JHF III	0.060%	0.050%
Other assets	0.510%	0.500%
Expense reimbursements. The Advisor has contractually agreed to reduce its management fees or if necessary make payment to each portfolio in an amount by which certain expenses, including underlying fund expenses (acquired fund fees), exceed the amount indicated below of the respective portfolio’s average net assets. This expense limitation agreement expires on December 31, 2022, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
Portfolio	Expense limitation as a percentage of average net assets
Multi-Index 2065 Preservation Portfolio	0.37%
Multi-Index 2060 Preservation Portfolio	0.37%
Multi-Index 2055 Preservation Portfolio	0.38%
Multi-Index 2050 Preservation Portfolio	0.38%
Multi-Index 2045 Preservation Portfolio	0.37%
Portfolio	Expense limitation as a percentage of average net assets
Multi-Index 2040 Preservation Portfolio	0.36%
Multi-Index 2035 Preservation Portfolio	0.36%
Multi-Index 2030 Preservation Portfolio	0.36%
Multi-Index 2025 Preservation Portfolio	0.35%
Multi-Index Income Preservation Portfolio	0.33%

Payments under this arrangement are intended to reimburse the portfolios for a portion of the indirect net expenses associated with the portfolios’ investments in underlying funds. Amounts received in excess of portfolio level operating expenses, if any, are included as Other income received from advisor in the Statements of operations.
Additionally, the Advisor has voluntarily agreed to waive its management fee for each portfolio so that the aggregate management fee retained by the Advisor with respect to both the portfolio and its underlying investments (after payment of subadvisory fees) does not exceed 0.51% of the portfolio’s first $7.5 billion of average annual net assets and 0.50% of the portfolio’s average annual net assets in excess of $7.5 billion. The Advisor may terminate this voluntary waiver at any time upon notice to the Trust.
54	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

For the year ended August 31, 2022, the expense reductions under these agreements amounted to the following and are reflected as a reduction of total expenses in the Statements of operations:
	Expense reimbursement by class
Portfolio	Class I	Class R2	Class R4	Class R6	Class 1	Total
Multi-Index 2065 Preservation Portfolio	$403	$639	$639	$654	$170,191	$172,526
Multi-Index 2060 Preservation Portfolio	144	2,207	680	12,137	582,086	597,254
Multi-Index 2055 Preservation Portfolio	6,865	243	143	14,976	891,389	913,616
Multi-Index 2050 Preservation Portfolio	6,312	2,496	3,589	51,372	1,460,622	1,524,391
Multi-Index 2045 Preservation Portfolio	27,308	3,076	179	41,606	1,832,105	1,904,274
Multi-Index 2040 Preservation Portfolio	21,459	1,571	609	72,879	2,221,039	2,317,557
Multi-Index 2035 Preservation Portfolio	29,294	1,576	207	62,887	2,706,589	2,800,553
Multi-Index 2030 Preservation Portfolio	40,344	2,497	3,403	88,051	2,877,996	3,012,291
Multi-Index 2025 Preservation Portfolio	27,830	514	975	42,444	2,552,366	2,624,129
Multi-Index Income Preservation Portfolio	9,966	5,136	2,004	50,725	1,768,133	1,835,964
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2022, were equivalent to a net annual effective rate of the portfolios’ average daily net assets as follows:
Portfolio	Net Annual Effective Rate
Multi-Index 2065 Preservation Portfolio	0.00%
Multi-Index 2060 Preservation Portfolio	0.00%
Multi-Index 2055 Preservation Portfolio	0.00%
Multi-Index 2050 Preservation Portfolio	0.00%
Multi-Index 2045 Preservation Portfolio	0.00%
Portfolio	Net Annual Effective Rate
Multi-Index 2040 Preservation Portfolio	0.00%
Multi-Index 2035 Preservation Portfolio	0.02%
Multi-Index 2030 Preservation Portfolio	0.09%
Multi-Index 2025 Preservation Portfolio	0.14%
Multi-Index Income Preservation Portfolio	0.17%

Accounting and legal services. Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2022, amounted to an annual rate of 0.01% of the portfolios’ average daily net assets.
Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. In addition, under a service plan for certain classes as detailed below, the portfolios pay for certain other services. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios’ shares:
Class	Rule 12b-1 Fee	Service fee
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
Class 1	0.05%	—
The portfolios’ Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on December 31, 2022, unless renewed by mutual agreement of the portfolios and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to the following for Class R4 shares for the year ended August 31, 2022:
Portfolio	Class R4
Multi-Index 2065 Preservation Portfolio	$59
Multi-Index 2060 Preservation Portfolio	219
Multi-Index 2055 Preservation Portfolio	54
Multi-Index 2050 Preservation Portfolio	1,462
Multi-Index 2045 Preservation Portfolio	71
Portfolio	Class R4
Multi-Index 2040 Preservation Portfolio	$234
Multi-Index 2035 Preservation Portfolio	82
Multi-Index 2030 Preservation Portfolio	1,300
Multi-Index 2025 Preservation Portfolio	350
Multi-Index Income Preservation Portfolio	644

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	55

retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2022 were as follows:
Portfolio	Class	Distribution and service fees	Transfer agent fees
Multi-Index 2065 Preservation Portfolio	Class I	—	$53
	Class R2	$148	6
	Class R4	148	5
	Class R6	—	6
	Class 1	8,956	—
	Total	$9,252	$70
Multi-Index 2060 Preservation Portfolio	Class I	—	$53
	Class R2	$3,471	65
	Class R4	709	20
	Class R6	—	354
	Class 1	93,724	—
	Total	$97,904	$492
Multi-Index 2055 Preservation Portfolio	Class I	—	$3,115
	Class R2	$510	8
	Class R4	142	5
	Class R6	—	514
	Class 1	169,528	—
	Total	$170,180	$3,642
Multi-Index 2050 Preservation Portfolio	Class I	—	$3,100
	Class R2	$5,088	92
	Class R4	5,118	132
	Class R6	—	1,892
	Class 1	297,721	—
	Total	$307,927	$5,216
Multi-Index 2045 Preservation Portfolio	Class I	—	$13,079
	Class R2	$6,063	110
	Class R4	200	6
	Class R6	—	1,485
	Class 1	362,350	—
	Total	$368,613	$14,680
Multi-Index 2040 Preservation Portfolio	Class I	—	$9,938
	Class R2	$3,057	55
	Class R4	766	21
	Class R6	—	2,526
	Class 1	426,741	—
	Total	$430,564	$12,540
Multi-Index 2035 Preservation Portfolio	Class I	—	$13,849
	Class R2	$3,107	56
	Class R4	239	7
	Class R6	—	2,224
	Class 1	530,358	—
	Total	$533,704	$16,136
Multi-Index 2030 Preservation Portfolio	Class I	—	$18,414
	Class R2	$4,783	87
	Class R4	4,546	117
	Class R6	—	3,044
	Class 1	551,805	—
	Total	$561,134	$21,662
56	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Portfolio	Class	Distribution and service fees	Transfer agent fees
Multi-Index 2025 Preservation Portfolio	Class I	—	$11,681
	Class R2	$905	17
	Class R4	1,182	31
	Class R6	—	1,356
	Class 1	451,616	—
	Total	$453,703	$13,085
Multi-Index Income Preservation Portfolio	Class I	—	$3,882
	Class R2	$8,352	148
	Class R4	2,250	58
	Class R6	—	1,472
	Class 1	283,453	—
	Total	$294,055	$5,560
Trustee expenses. The portfolios compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on their net assets relative to other funds within the John Hancock group of funds complex.
Note 5—Portfolio share transactions
Transactions in portfolios’ shares for the years ended August 31, 2022 and 2021 were as follows:
Multi-Index 2065 Preservation Portfolio	Year Ended 8-31-22		Period ended 8-31-21[1]
	Shares	Amount	Shares	Amount
Class I shares[2]
Sold	8,453	$97,905	—	—
Net increase	8,453	$97,905	—	—
Class R2 shares[3]
Sold	—	—	5,000	$50,000
Net increase	—	—	5,000	$50,000
Class R4 shares[4]
Sold	—	—	5,000	$50,000
Net increase	—	—	5,000	$50,000
Class R6 shares
Sold	643	$7,766	5,000	$50,000
Distributions reinvested	6	76	—	—
Repurchased	(368)	(4,528)	—	—
Net increase	281	$3,314	5,000	$50,000
Class 1 shares
Sold	1,795,544	$21,134,497	859,664	$10,335,205
Distributions reinvested	32,804	419,895	844	9,575
Repurchased	(51,833)	(625,231)	(139,631)	(1,681,424)
Net increase	1,776,515	$20,929,161	720,877	$8,663,356
Total net increase	1,785,249	$21,030,380	735,877	$8,813,356

[1]	Period from 9-23-20 (commencement of operations) to 8-31-21.
[2]	The inception date for Class I shares is 10-21-21.
[3]	There were no share transactions for Class R2 for the year ended August 31, 2022.
[4]	There were no share transactions for Class R4 for the year ended August 31, 2022.

Multi-Index 2060 Preservation Portfolio	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class I shares[1]
Sold	8,042	$104,982	—	—
Net increase	8,042	$104,982	—	—
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Multi-Index 2060 Preservation Portfolio , Cont’d	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	—	—	2,228	$27,663
Repurchased	—	—	(20,474)	(256,244)
Net decrease	—	—	(18,246)	$(228,581)
Class R2 shares
Sold	34,218	$454,691	46,985	$626,814
Distributions reinvested	2,753	39,476	989	13,081
Repurchased	(6,972)	(88,165)	(25,313)	(355,754)
Net increase	29,999	$406,002	22,661	$284,141
Class R4 shares
Sold	2,752	$38,731	3,617	$49,456
Distributions reinvested	780	11,194	322	4,261
Repurchased	(937)	(11,786)	(1,938)	(26,058)
Net increase	2,595	$38,139	2,001	$27,659
Class R6 shares
Sold	238,833	$3,272,655	129,618	$1,780,478
Distributions reinvested	18,822	270,291	4,827	63,915
Repurchased	(127,293)	(1,701,555)	(42,637)	(596,812)
Net increase	130,362	$1,841,391	91,808	$1,247,581
Class 1 shares
Sold	2,260,284	$29,823,575	2,750,979	$37,629,359
Distributions reinvested	907,689	13,034,418	417,697	5,526,137
Repurchased	(1,431,703)	(20,064,398)	(1,078,448)	(14,853,970)
Net increase	1,736,270	$22,793,595	2,090,228	$28,301,526
Total net increase	1,907,268	$25,184,109	2,188,452	$29,632,326

[1]	The inception date for Class I shares is 10-21-21.

Multi-Index 2055 Preservation Portfolio	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class I shares[1]
Sold	611,081	$7,195,649	—	—
Repurchased	(2,482)	(27,308)	—	—
Net increase	608,599	$7,168,341	—	—
Class R1 shares
Sold	—	—	350	$3,883
Repurchased	—	—	(4,652)	(52,620)
Net decrease	—	—	(4,302)	$(48,737)
Class R2 shares
Sold	2,539	$32,007	24,919	$298,998
Distributions reinvested	1	11	812	9,589
Repurchased	(13,652)	(182,756)	(30,944)	(392,482)
Net decrease	(11,112)	$(150,738)	(5,213)	$(83,895)
Class R4 shares
Sold	583	$6,869	354	$4,360
Distributions reinvested	28	362	12	146
Repurchased	(295)	(3,970)	—	—
Net increase	316	$3,261	366	$4,506
58	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Multi-Index 2055 Preservation Portfolio , Cont’d	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	309,782	$3,821,722	248,833	$3,047,771
Distributions reinvested	39,821	506,525	11,568	136,623
Repurchased	(227,030)	(2,637,679)	(136,779)	(1,699,213)
Net increase	122,573	$1,690,568	123,622	$1,485,181
Class 1 shares
Sold	2,640,241	$30,903,212	2,374,720	$29,163,594
Distributions reinvested	2,094,557	26,621,813	1,299,820	15,350,871
Repurchased	(3,133,628)	(38,831,424)	(3,502,132)	(43,208,652)
Net increase	1,601,170	$18,693,601	172,408	$1,305,813
Total net increase	2,321,546	$27,405,033	286,881	$2,662,868

[1]	The inception date for Class I shares is 10-21-21.

Multi-Index 2050 Preservation Portfolio	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class I shares[1]
Sold	556,215	$7,281,207	—	—
Repurchased	(2,605)	(30,339)	—	—
Net increase	553,610	$7,250,868	—	—
Class R1 shares
Sold	—	—	1,434	$17,762
Repurchased	—	—	(28,835)	(362,260)
Net decrease	—	—	(27,401)	$(344,498)
Class R2 shares
Sold	26,802	$364,272	49,541	$663,382
Distributions reinvested	4,355	62,014	2,945	39,165
Repurchased	(19,579)	(278,841)	(60,788)	(865,641)
Net increase (decrease)	11,578	$147,445	(8,302)	$(163,094)
Class R4 shares
Sold	12,587	$166,599	14,032	$192,459
Distributions reinvested	8,421	120,251	3,589	47,847
Repurchased	(7,403)	(98,637)	(20,779)	(284,662)
Net increase (decrease)	13,605	$188,213	(3,158)	$(44,356)
Class R6 shares
Sold	679,974	$9,510,043	501,377	$6,919,633
Distributions reinvested	134,985	1,916,792	42,762	567,018
Repurchased	(495,796)	(6,711,974)	(313,960)	(4,338,761)
Net increase	319,163	$4,714,861	230,179	$3,147,890
Class 1 shares
Sold	2,411,197	$31,819,299	2,180,976	$29,971,576
Distributions reinvested	3,588,548	50,957,384	1,686,319	22,377,455
Repurchased	(5,297,643)	(72,069,382)	(5,993,289)	(82,454,809)
Net increase (decrease)	702,102	$10,707,301	(2,125,994)	$(30,105,778)
Total net increase (decrease)	1,600,058	$23,008,688	(1,934,676)	$(27,509,836)

[1]	The inception date for Class I shares is 10-21-21.

ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	59

Multi-Index 2045 Preservation Portfolio	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class I shares[1]
Sold	1,956,041	$29,019,723	—	—
Repurchased	(24,796)	(324,345)	—	—
Net increase	1,931,245	$28,695,378	—	—
Class R1 shares
Sold	—	—	2,268	$31,844
Repurchased	—	—	(27,652)	(391,946)
Net decrease	—	—	(25,384)	$(360,102)
Class R2 shares
Sold	15,176	$231,412	60,652	$899,104
Distributions reinvested	4,964	78,821	2,920	43,477
Repurchased	(14,843)	(248,291)	(31,900)	(504,141)
Net increase	5,297	$61,942	31,672	$438,440
Class R4 shares
Sold	1,172	$16,773	491	$7,535
Distributions reinvested	119	1,894	40	591
Repurchased	(98)	(1,304)	—	—
Net increase	1,193	$17,363	531	$8,126
Class R6 shares
Sold	623,637	$10,007,635	377,127	$5,831,925
Distributions reinvested	99,715	1,580,485	28,053	416,870
Repurchased	(424,973)	(6,348,627)	(234,988)	(3,711,357)
Net increase	298,379	$5,239,493	170,192	$2,537,438
Class 1 shares
Sold	2,208,859	$32,579,565	2,337,028	$35,862,980
Distributions reinvested	3,876,111	61,436,352	2,041,155	30,311,154
Repurchased	(5,680,949)	(86,360,220)	(7,623,707)	(118,796,795)
Net increase (decrease)	404,021	$7,655,697	(3,245,524)	$(52,622,661)
Total net increase (decrease)	2,640,135	$41,669,873	(3,068,513)	$(49,998,759)

[1]	The inception date for Class I shares is 10-21-21.

Multi-Index 2040 Preservation Portfolio	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class I shares[1]
Sold	1,545,781	$22,200,015	—	—
Repurchased	(964)	(12,396)	—	—
Net increase	1,544,817	$22,187,619	—	—
Class R1 shares
Sold	—	—	784	$10,794
Repurchased	—	—	(14,366)	(201,574)
Net decrease	—	—	(13,582)	$(190,780)
Class R2 shares
Sold	20,749	$295,364	46,492	$696,151
Distributions reinvested	1,565	24,163	1,485	21,726
Repurchased	(24,185)	(391,222)	(27,895)	(434,288)
Net increase (decrease)	(1,871)	$(71,695)	20,082	$283,589
60	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Multi-Index 2040 Preservation Portfolio , Cont’d	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	6,782	$97,016	4,456	$67,877
Distributions reinvested	953	14,791	531	7,802
Repurchased	(2,684)	(38,603)	(6,063)	(94,798)
Net increase (decrease)	5,051	$73,204	(1,076)	$(19,119)
Class R6 shares
Sold	1,182,831	$18,622,995	556,225	$8,318,155
Distributions reinvested	175,768	2,703,314	58,655	854,597
Repurchased	(929,073)	(13,580,496)	(443,856)	(6,630,612)
Net increase	429,526	$7,745,813	171,024	$2,542,140
Class 1 shares
Sold	2,307,536	$32,728,777	2,479,279	$37,407,526
Distributions reinvested	4,814,284	74,188,114	2,661,782	38,835,400
Repurchased	(8,523,470)	(125,954,738)	(8,712,553)	(131,742,808)
Net decrease	(1,401,650)	$(19,037,847)	(3,571,492)	$(55,499,882)
Total net increase (decrease)	575,873	$10,897,094	(3,395,044)	$(52,884,052)

[1]	The inception date for Class I shares is 10-21-21.

Multi-Index 2035 Preservation Portfolio	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class I shares[1]
Sold	2,222,513	$30,547,191	—	—
Repurchased	(20,337)	(249,074)	—	—
Net increase	2,202,176	$30,298,117	—	—
Class R1 shares
Sold	—	—	339	$4,669
Repurchased	—	—	(4,941)	(69,249)
Net decrease	—	—	(4,602)	$(64,580)
Class R2 shares
Sold	6,897	$95,476	13,464	$194,580
Distributions reinvested	3,372	49,833	3,957	56,825
Repurchased	(9,077)	(141,135)	(73,930)	(1,131,630)
Net increase (decrease)	1,192	$4,174	(56,509)	$(880,225)
Class R4 shares
Sold	1,611	$22,551	2,118	$31,682
Distributions reinvested	348	5,172	142	2,054
Repurchased	(3,385)	(48,070)	(1,136)	(17,028)
Net increase (decrease)	(1,426)	$(20,347)	1,124	$16,708
Class R6 shares
Sold	822,361	$12,313,609	543,069	$7,975,012
Distributions reinvested	172,137	2,540,746	58,193	833,901
Repurchased	(621,194)	(8,666,653)	(366,886)	(5,518,289)
Net increase	373,304	$6,187,702	234,376	$3,290,624
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	61

Multi-Index 2035 Preservation Portfolio , Cont’d	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	2,963,234	$40,984,113	3,092,416	$45,287,080
Distributions reinvested	6,692,888	98,653,165	3,548,089	50,808,632
Repurchased	(9,821,050)	(138,052,440)	(11,543,759)	(170,443,022)
Net increase (decrease)	(164,928)	$1,584,838	(4,903,254)	$(74,347,310)
Total net increase (decrease)	2,410,318	$38,054,484	(4,728,865)	$(71,984,783)

[1]	The inception date for Class I shares is 10-21-21.

Multi-Index 2030 Preservation Portfolio	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class I shares[1]
Sold	3,151,873	$40,155,191	—	—
Repurchased	(59,515)	(700,094)	—	—
Net increase	3,092,358	$39,455,097	—	—
Class R1 shares
Sold	—	—	1,100	$14,782
Repurchased	—	—	(28,417)	(387,558)
Net decrease	—	—	(27,317)	$(372,776)
Class R2 shares
Sold	17,719	$228,729	49,231	$679,083
Distributions reinvested	5,366	72,978	3,880	53,201
Repurchased	(14,081)	(193,668)	(50,402)	(702,590)
Net increase	9,004	$108,039	2,709	$29,694
Class R4 shares
Sold	60,589	$824,862	14,822	$210,158
Distributions reinvested	7,653	104,776	5,216	71,871
Repurchased	(72,045)	(902,451)	(78,981)	(1,106,216)
Net increase (decrease)	(3,803)	$27,187	(58,943)	$(824,187)
Class R6 shares
Sold	1,071,033	$15,096,249	715,663	$9,991,648
Distributions reinvested	264,592	3,593,166	118,026	1,614,596
Repurchased	(1,126,363)	(14,765,151)	(537,878)	(7,571,790)
Net increase	209,262	$3,924,264	295,811	$4,034,454
Class 1 shares
Sold	2,063,465	$26,713,009	2,836,967	$39,851,282
Distributions reinvested	7,947,215	108,002,657	5,168,402	70,755,424
Repurchased	(12,176,855)	(161,730,606)	(14,541,216)	(204,412,634)
Net decrease	(2,166,175)	$(27,014,940)	(6,535,847)	$(93,805,928)
Total net increase (decrease)	1,140,646	$16,499,647	(6,323,587)	$(90,938,743)

[1]	The inception date for Class I shares is 10-21-21.

Multi-Index 2025 Preservation Portfolio	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class I shares[1]
Sold	2,210,671	$25,349,252	—	—
Repurchased	(103,634)	(1,133,035)	—	—
Net increase	2,107,037	$24,216,217	—	—
62	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Multi-Index 2025 Preservation Portfolio , Cont’d	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	—	—	90	$1,156
Repurchased	—	—	(11,890)	(152,998)
Net decrease	—	—	(11,800)	$(151,842)
Class R2 shares
Sold	7,246	$88,343	30,688	$395,212
Distributions reinvested	702	8,531	8,651	109,700
Repurchased	(14,710)	(182,451)	(150,284)	(1,949,800)
Net decrease	(6,762)	$(85,577)	(110,945)	$(1,444,888)
Class R4 shares
Sold	111,112	$1,481,012	1,813	$23,882
Distributions reinvested	11,024	134,161	274	3,476
Repurchased	(120,515)	(1,408,938)	(30)	(385)
Net increase	1,621	$206,235	2,057	$26,973
Class R6 shares
Sold	626,233	$7,641,720	829,897	$10,673,322
Distributions reinvested	130,617	1,580,469	56,382	712,662
Repurchased	(613,192)	(7,121,614)	(524,997)	(6,743,818)
Net increase	143,658	$2,100,575	361,282	$4,642,166
Class 1 shares
Sold	1,326,150	$15,692,803	2,303,603	$29,610,525
Distributions reinvested	7,370,535	89,183,471	5,506,437	69,601,359
Repurchased	(14,318,408)	(170,141,818)	(16,868,945)	(218,236,565)
Net decrease	(5,621,723)	$(65,265,544)	(9,058,905)	$(119,024,681)
Total net decrease	(3,376,169)	$(38,828,094)	(8,818,311)	$(115,952,272)

[1]	The inception date for Class I shares is 10-21-21.

Multi-Index Income Preservation Portfolio	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class I shares[1]
Sold	786,662	$8,483,952	—	—
Repurchased	(89,244)	(925,698)	—	—
Net increase	697,418	$7,558,254	—	—
Class R1 shares
Sold	—	—	255	$2,969
Issued in reorganization (Note 8)	—	—	19,394	226,790
Repurchased	—	—	(31,079)	(362,674)
Net decrease	—	—	(11,430)	$(132,915)
Class R2 shares
Sold	7,934	$89,009	63,619	$743,561
Issued in reorganization (Note 8)	—	—	84,924	992,471
Distributions reinvested	9,841	111,596	3,352	39,317
Repurchased	(78,318)	(871,412)	(28,219)	(332,679)
Net increase (decrease)	(60,543)	$(670,807)	123,676	$1,442,670
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	63

Multi-Index Income Preservation Portfolio , Cont’d	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	10,088	$108,545	4,597	$54,194
Issued in reorganization (Note 8)	—	—	10,982	128,403
Distributions reinvested	3,432	38,882	1,214	14,216
Repurchased	(8,244)	(87,911)	(17,907)	(211,648)
Net increase (decrease)	5,276	$59,516	(1,114)	$(14,835)
Class R6 shares
Sold	434,040	$4,873,327	459,709	$5,376,585
Issued in reorganization (Note 8)	—	—	624,854	7,302,476
Distributions reinvested	90,217	1,019,449	34,178	399,198
Repurchased	(550,723)	(6,096,711)	(444,544)	(5,231,581)
Net increase (decrease)	(26,466)	$(203,935)	674,197	$7,846,678
Class 1 shares
Sold	1,172,651	$13,211,259	1,645,727	$19,241,558
Issued in reorganization (Note 8)	—	—	41,526,406	485,476,286
Distributions reinvested	3,271,737	37,003,342	1,668,370	19,503,241
Repurchased	(10,587,034)	(118,125,936)	(15,900,146)	(187,633,772)
Net increase (decrease)	(6,142,646)	$(67,911,335)	28,940,357	$336,587,313
Total net increase (decrease)	(5,526,961)	$(61,168,307)	29,725,686	$345,728,911

[1]	The inception date for Class I shares is 10-21-21.
Affiliates of the Trust owned shares of the following classes of the portfolios on August 31, 2022. Such concentration of shareholders’ capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.
Portfolio	Class	% by Class
Multi-Index 2065 Preservation Portfolio	Class I	46%
Multi-Index 2065 Preservation Portfolio	Class R2	100%
Multi-Index 2065 Preservation Portfolio	Class R4	100%
Multi-Index 2065 Preservation Portfolio	Class R6	95%
Multi-Index 2065 Preservation Portfolio	Class 1	100%
Multi-Index 2060 Preservation Portfolio	Class I	41%
Multi-Index 2060 Preservation Portfolio	Class R4	24%
Multi-Index 2060 Preservation Portfolio	Class 1	100%
Multi-Index 2055 Preservation Portfolio	Class I	1%
Multi-Index 2055 Preservation Portfolio	Class R4	84%
Multi-Index 2055 Preservation Portfolio	Class 1	100%
Multi-Index 2050 Preservation Portfolio	Class I	1%
Multi-Index 2050 Preservation Portfolio	Class 1	100%
Multi-Index 2045 Preservation Portfolio	Class R4	57%
Multi-Index 2045 Preservation Portfolio	Class 1	100%
Multi-Index 2040 Preservation Portfolio	Class R4	17%
Multi-Index 2040 Preservation Portfolio	Class 1	100%
Multi-Index 2035 Preservation Portfolio	Class R4	63%
Multi-Index 2035 Preservation Portfolio	Class 1	100%
Multi-Index 2030 Preservation Portfolio	Class 1	100%
Multi-Index 2025 Preservation Portfolio	Class R4	35%
Multi-Index 2025 Preservation Portfolio	Class 1	100%
Multi-Index Income Preservation Portfolio	Class I	1%
Multi-Index Income Preservation Portfolio	Class 1	100%
On June 25, 2020, the Board of Trustees approved redesignations of certain share classes. As a result of the redesignations, Class R1 was terminated, and shareholders in this class became shareholders of the respective class identified below, with the same or lower total net expenses. The following amount is included in the amount repurchased of the terminated class and the amount sold of the redesignated class.
64	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Redesignation	Effective date	Multi-Index 2060 Preservation Portfolio	Multi-Index 2055 Preservation Portfolio	Multi-Index 2050 Preservation Portfolio	Multi-Index 2045 Preservation Portfolio	Multi-Index 2040 Preservation Portfolio	Multi-Index 2035 Preservation Portfolio
Class R1 shares as Class R2 shares	October 23, 2020	$256,226	$52,618	$261,563	$391,256	$201,139	$51,032

Redesignation	Effective date	Multi-Index 2030 Preservation Portfolio	Multi-Index 2025 Preservation Portfolio	Multi-Index Income Preservation Portfolio
Class R1 shares as Class R2 shares	October 23, 2020	$387,083	$152,751	$362,518
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to the following for the year ended August 31, 2022:
	Purchases		Sales
Portfolio	U.S. Government	Other issuers	U.S. Government	Other issuers
Multi-Index 2065 Preservation Portfolio	$2,247,924	$37,548,487	$289,126	$17,297,039
Multi-Index 2060 Preservation Portfolio	9,764,324	205,324,114	5,700,362	176,241,380
Multi-Index 2055 Preservation Portfolio	16,642,839	356,191,772	10,932,430	322,698,536
Multi-Index 2050 Preservation Portfolio	27,702,347	608,818,471	19,819,373	576,127,827
Multi-Index 2045 Preservation Portfolio	34,426,888	728,345,457	23,802,705	678,053,523
Multi-Index 2040 Preservation Portfolio	40,696,694	792,556,286	30,311,764	773,436,397
Multi-Index 2035 Preservation Portfolio	51,804,304	846,098,007	36,896,226	819,654,261
Multi-Index 2030 Preservation Portfolio	62,372,482	661,278,809	51,901,700	681,697,855
Multi-Index 2025 Preservation Portfolio	45,057,742	312,361,547	55,646,338	386,223,331
Multi-Index Income Preservation Portfolio	23,735,674	90,696,040	40,432,042	158,487,463
Note 7—Investment in affiliated underlying funds
Certain portfolios invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolios’ investment may represent a significant portion of each affiliated underlying funds’ net assets. At August 31, 2022, the following portfolios held 5% or more of the net assets of the affiliated underlying funds shown below:
Portfolio	Affiliated Class NAV	Percentage of underlying fund net assets
Multi-Index 2045 Preservation Portfolio	John Hancock Funds II U.S. Sector Rotation Fund	5.0%
Multi-Index 2040 Preservation Portfolio	John Hancock Funds II U.S. Sector Rotation Fund	5.5%
Multi-Index 2035 Preservation Portfolio	John Hancock Funds II U.S. Sector Rotation Fund	5.7%
Information regarding the portfolios’ fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Multi-Index 2065 Preservation Portfolio
International Strategic Equity Allocation	818,327	—	$7,879,480	$(22,310)	$(2,091)	$(866,569)	—	—	$6,988,510
John Hancock Collateral Trust	2,722	—	317,024	(288,605)	(1,233)	18	$25	—	27,204
Strategic Equity Allocation	—	$6,675,039	10,125,273	(14,750,411)	(1,561,781)	(488,120)	145,409	$1,445,208	—
U.S. Sector Rotation	1,078,729	—	10,310,735	(101,338)	(5,909)	(969,571)	—	—	9,233,917
					$(1,571,014)	$(2,324,242)	$145,434	$1,445,208	$16,249,631
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	65

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Multi-Index 2060 Preservation Portfolio
International Strategic Equity Allocation	5,644,226	—	$55,815,855	$(536,395)	$(36,327)	$(7,041,442)	—	—	$48,201,691
John Hancock Collateral Trust	33,852	—	18,743,914	(18,394,424)	(11,440)	251	$5,685	—	338,301
Strategic Equity Allocation	—	$143,131,912	30,521,995	(146,889,498)	3,768,153	(30,532,562)	1,940,528	$19,286,798	—
U.S. Sector Rotation	7,381,709	—	71,952,885	(302,514)	(21,058)	(8,441,881)	—	—	63,187,432
					$3,699,328	$(46,015,634)	$1,946,213	$19,286,798	$111,727,424
Multi-Index 2055 Preservation Portfolio
International Strategic Equity Allocation	9,773,291	—	$97,442,861	$(1,372,628)	$(80,796)	$(12,525,530)	—	—	$83,463,907
John Hancock Collateral Trust	80,010	$168,217	45,208,448	(44,553,715)	(23,314)	(68)	$7,627	$641	799,568
Strategic Equity Allocation	—	265,329,191	50,626,086	(267,203,550)	8,022,231	(56,773,958)	3,529,109	35,075,620	—
U.S. Sector Rotation	12,965,407	—	127,292,589	(1,063,797)	(58,522)	(15,186,386)	—	—	110,983,884
					$7,859,599	$(84,485,942)	$3,536,736	$35,076,261	$195,247,359
Multi-Index 2050 Preservation Portfolio
International Strategic Equity Allocation	16,749,643	—	$166,624,166	$(1,517,936)	$(107,384)	$(21,956,893)	—	—	$143,041,953
John Hancock Collateral Trust	197,218	$1,724,202	160,329,404	(160,036,584)	(45,644)	(496)	$37,250	$2,195	1,970,882
Strategic Equity Allocation	—	478,615,489	80,389,926	(470,553,121)	45,330,936	(133,783,230)	6,443,059	64,037,216	—
U.S. Sector Rotation	22,006,062	—	220,583,065	(5,749,653)	(308,623)	(26,152,894)	—	—	188,371,895
					$44,869,285	$(181,893,513)	$6,480,309	$64,039,411	$333,384,730
Multi-Index 2045 Preservation Portfolio
International Strategic Equity Allocation	19,572,950	—	$196,512,255	$(3,289,669)	$(256,795)	$(25,812,802)	—	—	$167,152,989
John Hancock Collateral Trust*	1,125,113	—	142,470,041	(131,174,883)	(51,360)	(90)	$50,061	$11	11,243,708
Strategic Equity Allocation	—	$553,670,171	104,518,457	(556,743,510)	66,667,596	(168,112,714)	7,354,458	73,095,558	—
U.S. Sector Rotation	25,884,007	—	261,777,902	(8,866,899)	(505,599)	(30,838,308)	—	—	221,567,096
					$65,853,842	$(224,763,914)	$7,404,519	$73,095,569	$399,963,793
66	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Multi-Index 2040 Preservation Portfolio
International Strategic Equity Allocation	21,211,038	—	$214,758,774	$(5,165,244)	$(416,910)	$(28,034,352)	—	—	$181,142,268
John Hancock Collateral Trust*	915,294	$11,816,520	80,016,631	(82,616,017)	(65,375)	(4,859)	$132,943	$3,973	9,146,900
Strategic Equity Allocation	—	635,292,981	109,917,676	(629,792,978)	85,129,773	(200,547,452)	8,442,168	83,906,247	—
U.S. Sector Rotation	28,141,081	—	285,902,404	(10,690,912)	(752,055)	(33,571,784)	—	—	240,887,653
					$83,895,433	$(262,158,447)	$8,575,111	$83,910,220	$431,176,821
Multi-Index 2035 Preservation Portfolio
International Strategic Equity Allocation	22,102,176	—	$226,027,806	$(7,537,271)	$(595,644)	$(29,142,311)	—	—	$188,752,580
John Hancock Collateral Trust*	491,705	—	118,067,787	(113,071,990)	(81,858)	(134)	$143,475	$6,253	4,913,805
Strategic Equity Allocation	—	$665,291,518	117,389,325	(661,943,313)	102,637,435	(223,374,965)	8,869,859	88,157,051	—
U.S. Sector Rotation	29,146,579	—	300,937,960	(15,594,203)	(1,267,328)	(34,581,709)	—	—	249,494,720
					$100,692,605	$(287,099,119)	$9,013,334	$88,163,304	$443,161,105
Multi-Index 2030 Preservation Portfolio
International Strategic Equity Allocation	15,834,675	—	$161,857,212	$(5,141,257)	$(520,970)	$(20,966,857)	—	—	$135,228,128
John Hancock Collateral Trust*	3,860,387	$30,313,982	478,395,778	(470,008,409)	(117,644)	(5,320)	$649,337	$9,700	38,578,387
Strategic Equity Allocation	—	503,784,688	89,341,684	(504,057,470)	85,486,370	(174,555,272)	6,605,564	65,652,341	—
U.S. Sector Rotation	20,267,664	—	218,238,885	(18,962,401)	(1,962,251)	(23,823,027)	—	—	173,491,206
					$82,885,505	$(219,350,476)	$7,254,901	$65,662,041	$347,297,721
Multi-Index 2025 Preservation Portfolio
International Strategic Equity Allocation	5,973,231	—	$66,256,589	$(6,591,597)	$(778,334)	$(7,875,267)	—	—	$51,011,391
John Hancock Collateral Trust*	3,451,244	$4,076,342	726,136,545	(695,663,493)	(59,266)	(467)	$654,989	$657	34,489,661
Strategic Equity Allocation	—	229,575,337	41,723,979	(232,556,819)	43,491,928	(82,234,425)	2,972,086	29,539,406	—
U.S. Sector Rotation	7,586,724	—	88,576,245	(13,041,237)	(1,623,314)	(8,969,336)	—	—	64,942,358
					$41,031,014	$(99,079,495)	$3,627,075	$29,540,063	$150,443,410
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	67

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Multi-Index Income Preservation Portfolio
International Strategic Equity Allocation	1,312,564	—	$14,150,187	$(1,142,109)	$(123,597)	$(1,675,183)	—	—	$11,209,298
John Hancock Collateral Trust*	3,523,200	$45,197,871	569,090,243	(578,992,105)	(82,827)	(4,433)	$692,376	$11,441	35,208,749
Strategic Equity Allocation	—	43,251,927	10,068,787	(45,904,863)	8,726,676	(16,142,527)	557,356	5,539,524	—
U.S. Sector Rotation	1,672,724	—	19,006,714	(2,568,186)	(257,957)	(1,862,050)	—	—	14,318,521
					$8,262,295	$(19,684,193)	$1,249,732	$5,550,965	$60,736,568

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 8—Reorganization
Multi-Index Income Preservation Portfolio. On June 25, 2020, the Board of Trustees of John Hancock Funds II (the Trust), voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of Multi-Index 2020 Preservation Portfolio (the Acquired Portfolio) and Multi-Index Income Preservation Portfolio (the Acquiring Portfolio), both series of the Trust, with a value equal to the net assets transferred.
The Agreement provided for (a) the acquisition of all the assets, subject to substantially all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to Acquired Portfolio’s shareholders of such Acquiring Portfolio’s shares. The reorganization was intended to merge similar funds for investors that are in or near retirement and achieve potential opportunities for economies of scale. As a result of the reorganization, the Acquiring Portfolio is the legal and accounting survivor.
The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Portfolio or its shareholders. Thus, the investments were transferred to the Acquiring Portfolio at the Acquired Portfolio’s identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by both the Acquired Portfolio and Acquiring Portfolio in proportion to each portfolio’s net assets. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on October 16, 2020. The following outlines the reorganization:
Acquiring Portfolio	Acquired Portfolio	Net Asset Value of the Acquired Portfolio	Appreciation of the Acquired Portfolio’s Investments	Shares Redeemed by the Acquired Portfolio	Shares Issued by the Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
Multi-Index Income Preservation Portfolio	Multi-Index 2020 Preservation Portfolio	$494,126,426	$34,274,983	43,656,609	42,266,560	$296,498,872	$790,625,298
See Note 5 for capital shares issued in connection with the above referenced reorganizations.
Note 9—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect portfolio performance.
68	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of John Hancock Funds II and Shareholders of Multi-Index 2065 Preservation Portfolio, Multi-Index 2060 Preservation Portfolio, Multi-Index 2055 Preservation Portfolio, Multi-Index 2050 Preservation Portfolio, Multi-Index 2045 Preservation Portfolio, Multi-Index 2040 Preservation Portfolio, Multi-Index 2035 Preservation Portfolio, Multi-Index 2030 Preservation Portfolio, Multi-Index 2025 Preservation Portfolio and Multi-Index Income Preservation Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios’ investments, of Multi-Index 2065 Preservation Portfolio, Multi-Index 2060 Preservation Portfolio, Multi-Index 2055 Preservation Portfolio, Multi-Index 2050 Preservation Portfolio, Multi-Index 2045 Preservation Portfolio, Multi-Index 2040 Preservation Portfolio, Multi-Index 2035 Preservation Portfolio, Multi-Index 2030 Preservation Portfolio, Multi-Index 2025 Preservation Portfolio and Multi-Index Income Preservation Portfolio (ten of the funds constituting John Hancock Funds II, hereafter collectively referred to as the "Portfolios") as of August 31, 2022, the related statements of operations for each of the periods indicated in the table below, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of August 31, 2022, the results of each of their operations for each of the periods indicated in the table below, the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Portfolio	Statements of operations	Statements of changes in net assets	Financial highlights
Multi-Index 2065 Preservation Portfolio	For the year ended August 31, 2022	For the year ended August 31, 2022 and the period September 23, 2020 (commencement of operations) to August 31, 2021	For each of the periods indicated therein
Multi-Index 2060 Preservation Portfolio
Multi-Index 2055 Preservation Portfolio
Multi-Index 2050 Preservation Portfolio
Multi-Index 2045 Preservation Portfolio
Multi-Index 2040 Preservation Portfolio
Multi-Index 2035 Preservation Portfolio
Multi-Index 2030 Preservation Portfolio
Multi-Index 2025 Preservation Portfolio
Multi-Index Income Preservation Portfolio	For the year ended August 31, 2022	For the years ended August 31, 2022 and August 31, 2021	For each of the periods indicated therein
Basis for Opinions
These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP Boston, Massachusetts October 5, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	69

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the portfolios, if any, paid during its taxable year ended August 31, 2022.
Each portfolio reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
Each portfolio reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Each portfolio reports the maximum amount allowable as Section 163(j) Interest Dividends.
Each portfolio reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
The portfolios below paid the following amounts in capital gain dividends:
Portfolio	Long term capital gains
Multi-Index 2065 Preservation Portfolio	$48,853
Multi-Index 2060 Preservation Portfolio	8,133,225
Multi-Index 2055 Preservation Portfolio	17,671,007
Multi-Index 2050 Preservation Portfolio	35,453,134
Multi-Index 2045 Preservation Portfolio	40,197,868
Multi-Index 2040 Preservation Portfolio	49,675,487
Multi-Index 2035 Preservation Portfolio	67,169,471
Multi-Index 2030 Preservation Portfolio	79,051,595
Multi-Index 2025 Preservation Portfolio	62,331,876
Multi-Index Income Preservation Portfolio	17,623,205
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in a portfolio.
70	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

 This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) and the Subadvisory Agreement (the Subadvisory Agreement) with respect to each of the portfolios of the Trust included in this report (the Funds).  The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 21-23, 2022 videoconference1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a videoconference meeting held on May 24-25, 2022. The Trustees who are not “interested persons” of the Trust as deﬁned by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting ﬁrm.
Approval of Advisory and Subadvisory Agreements
At videoconference meetings held on June 21-23, 2022, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the the 1940 Act, reapproved for an annual period, the continuation of the Advisory Agreement between the Trust and John Hancock Investment Management LLC (the Advisor) and the  Subadvisory Agreement between the Advisor and Manulife Investment Management (US) (the Subadvisor) with respect to each of the Funds identified in Appendix A.
In considering the Advisory Agreement and the Subadvisory Agreement with respect to each Fund, the Board received in advance of the meetings a variety of materials relating to each Fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for peer groups of similar funds prepared by an independent third-party provider of fund data; performance information for the Funds’ benchmark indices; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable; and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the Funds and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and prior presentations from the Subadvisor with respect to the Funds.  The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Funds by the Advisor’s affiliates, including distribution services.  The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review.  In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the Funds. In addition, although the Board approved the renewal of the Agreements for all of the Funds at the June meeting, the Board considered each Fund separately.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments.  The Board considered that the Advisor is responsible for the management of the day-to-day operations of the Funds, including but not limited to, general supervision of and coordination of the services provided by the

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC.
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Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the Funds including entrepreneurial risk in sponsoring new Funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all Funds.
In considering the nature, extent and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex.
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)the background, qualifications and skills of the Advisor’s personnel;
(c)the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Funds, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the Funds, and bringing loss recovery actions on behalf of the Funds;
(e)the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the Funds;
(f)the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the Funds; and
(g)the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.
Investment performance. In considering each Fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the Funds’ performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)reviewed information prepared by management regarding the Funds’ performance;
(b)considered the comparative performance of each Fund’s respective benchmark index;
(c)considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)took into account the Advisor’s analysis of each Fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangement generally and with respect to particular Funds.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board reviewed Fund performance against each Fund’s respective peer group and benchmark index and concluded that the Fund’s performance is being monitored and reasonably addressed, where appropriate.
Fees and expenses.  The Board reviewed comparative information prepared by an independent third-party provider of fund data including, among other data, each Fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the Fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered each Fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund’s ranking within broader groups of funds. In comparing each Fund’s contractual and net management fees to that of comparable funds, the Board noted that such fees include both advisory and administrative costs.
The Board took into account management’s discussion of the Funds’ expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fees of the Funds.  In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted actions taken over the past several years to reduce the Funds’ operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to each Fund and that each Fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning investment advisory fees charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and a Subadvisor’s services to a Fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to each of the Funds is reasonable in light of the nature, extent and quality of the services provided to the Funds under the Advisory Agreement.
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In addition, the Trustees reviewed the advisory fee to be paid to the Advisor for each Fund and noted that the Advisor has evaluated the complexity of the structure and fees and expenses associated with each Fund’s investments in the underlying portfolios and the Advisor made a finding that each Fund’s expenses do not duplicate the fees and expenses of the underlying portfolios.
Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:
(a)reviewed financial information of the Advisor;
(b)reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates, of each Fund;
(c)received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to each Fund;
(d)received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain Funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;
(f)considered that the Advisor also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement;
(g)noted that affiliates of the Advisor provide transfer agency services and distribution services to the funds, and that the Trust’s distributor also receives Rule 12b-1 payments to support distribution of the products;
(h)noted that the Funds’ Subadvisor is an affiliate of the Advisor;
(i)noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the Funds;
(j)noted that the subadvisory fees for the Funds are paid by the Advisor;
(k)with respect to each Fund, the Board noted that the advisory fee is in addition to the fees received by the Advisor and its affiliates with regard to the underlying funds in which the Funds may invest;
(l)considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(m)considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliate (the Subadvisor), from their relationship with each Fund was reasonable and not excessive.
Economies of scale. In considering the extent to which a Fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of Fund shareholders, the Board:
(a)considered that with respect to the John Hancock underlying funds in which the Funds invest, the Advisor has agreed to waive a portion of its management fee for such funds and for each of the other John Hancock funds in the complex (except as discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios (the Reimbursement). This waiver is based upon the aggregate net assets of all the Participating Portfolios. (The funds that are not Participating Portfolios as of the date of this annual report are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust and John Hancock Collateral Trust. The Funds also benefit from such overall management fee waiver through their investment in underlying funds that include certain of the Participating Portfolios, which are subject to the Reimbursement);
(b)reviewed the Funds’ advisory fee structure and concluded that (i) the Funds’ fee structures contain breakpoints at the advisory fee level and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the Funds to benefit from economies of scale if those Funds grow. The Board also took into account management’s discussion of the Funds’ advisory fee structure; and
(c)considered the effect of the Funds’ growth in size on their performance and fees. The Board also noted that if the Funds’ assets increase over time, the Funds may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)the historical and current performance of each Fund and comparative performance information relating to an applicable benchmark index and comparable funds; and;
(3)the subadvisory fee for each Fund, and to the extent available, and comparative fee information, where available, prepared by an independent third party provider of fund data.
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Nature, extent, and quality of services. With respect to the services provided by the Subadvisor with respect to each Fund, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the applicable Fund that is consistent with the Fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to that Subadvisor of its relationship with the Funds, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the Funds. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the Funds, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.
Subadvisory fees. The Board considered that each Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered, if available, each Fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the Fund as included in the report prepared by the independent third party provider of fund data, to the extent applicable. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the Funds and compared them to fees charged by each Fund’s Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered each Fund’s performance as compared to the Fund’s peer group median and the benchmark index and noted that the Board reviews information about the Fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement with respect to each Fund was based on a number of determinations, including the following:
(1)the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)the Board concluded that the Fund’s performance is being monitored and reasonably addressed, where appropriate);
(3)the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)the subadvisory fees are paid by the Advisor and not the Funds.
In addition, the Trustees reviewed the subadvisory fee to be paid to the Subadvisor for each Fund and noted that the Advisor has evaluated the complexity of the structure and fees and expenses associated with each Fund’s investments in the underlying portfolios and that the Advisor made a finding that each Fund’s expenses do not duplicate the fees and expenses of the underlying portfolios.
Additional information relating to each Fund’s fees and expenses and performance that the Board considered in approving the Advisory Agreement and Subadvisory Agreement for a particular Fund is set forth in Appendix A.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement with respect to each Fund would be in the best interest of each of the respective Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement with respect to each Fund for an additional one-year period.
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APPENDIX A

Portfolio (subadvisor)	Performance of fund, as of 12.31.2021	Fees and expenses	Comments
Multi-Index Income Preservation Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund underperformed for the one-, three- and five-year periods. Lipper Category – The fund underperformed the median for the one-, three-, five- and ten-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are higher than the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index and peer group median for the one-, three and five-year periods, including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund.
The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
The Board took into account management’s discussion of the fund’s expenses.
Multi-Index 2025 Preservation Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund underperformed for the one-, three-, five- and ten-year periods. Lipper Category – The fund underperformed the median for the one-, three-, five- and ten-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are higher than the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index and peer group median for the one-, three-, five- and ten-year periods, including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund.
The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
The Board took into account management’s discussion of the fund’s expenses.
Multi-Index 2030 Preservation Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund underperformed for the one-, three-, five- and ten-year periods. Lipper Category – The fund underperformed the median for the one-, three-, five- and ten-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are higher than the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index and peer group median for the one-, three-, five- and ten-year periods, including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund.
The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.The Board took into account management’s discussion of the fund’s expenses
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Portfolio (subadvisor)	Performance of fund, as of 12.31.2021	Fees and expenses	Comments
Multi-Index 2035 Preservation Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the three-, five- and ten-year periods and underperformed for the one-, three-, five and ten-year periods.
Lipper Category – The fund underperformed the median for the one-, three-, five- and ten-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index for the one-year period and relative to the peer group median for the one-, three-, five- and ten-year periods, including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund.
The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
Multi-Index 2040 Preservation Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the three-, five- and ten-year periods and underperformed for the one-year period.
Lipper Category – The fund underperformed the median for the one-, three-, five- and ten-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index for the one-year period and relative to the peer group median for the one-, three-, five- and ten-year periods, including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund.
The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
Multi-Index 2045 Preservation Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the three- and five-year periods and underperformed for the one- and ten-year periods.
Lipper Category – The fund underperformed the median for the one-, three-, five- and ten-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index for the one- and ten-year periods and relative to the peer group median for the one-, three-, five- and ten-year periods, including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund.
The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
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Portfolio (subadvisor)	Performance of fund, as of 12.31.2021	Fees and expenses	Comments
Multi-Index 2050 Preservation Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the three- and five-year periods and underperformed for the one- and ten-year periods.
Lipper Category – The fund underperformed the median for the one-, three-, five- and ten-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index for the one- and ten-year period and relative to the peer group median for the one-, three-, five- and ten-year periods, including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund.
The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
Multi-Index 2055 Preservation Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for three-year periods and underperformed for the one- and five-year periods.
Lipper Category – The fund underperformed the median for the one-, three- and five-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index for the one- and five-year periods and relative to the peer group median for the one-, three- and five-year periods, including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund.
The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
Multi-Index 2060 Preservation Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund underperformed for the one-, three- and five-year periods. Lipper Category – The fund underperformed the median for the one-, three- and five-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are equal to the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index and peer group median for the one-, three- and five-year periods, including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund.
The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
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Portfolio (subadvisor)	Performance of fund, as of 12.31.2021	Fees and expenses	Comments
Multi-Index 2065 Preservation Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund underperformed for the one-year period. Lipper Category – The fund underperformed the median for the one-year period.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are equal to the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index and peer group median for the one-year period, including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund.
The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Multi-Index 2065 Preservation Portfolio, John Hancock Multi-Index 2060 Preservation Portfolio, John Hancock Multi-Index 2055 Preservation Portfolio, John Hancock Multi-Index 2050 Preservation Portfolio, John Hancock Multi-Index 2045 Preservation Portfolio, John Hancock Multi-Index 2040 Preservation Portfolio, John Hancock Multi-Index 2035 Preservation Portfolio, John Hancock Multi-Index 2030 Preservation Portfolio, John Hancock Multi-Index 2025 Preservation Portfolio, and John Hancock Multi-Index Income Preservation Portfolio, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Portfolios’ subadvisor(s), Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing COVID-19 Coronavirus pandemic and amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 22-24, 2022 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2021 through December 31, 2021, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination; (5) Compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2021 and key initiatives for 2022.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	79

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	192
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	192
Trustee
Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2005	192
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	2012	192
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	192
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present).
Grace K. Fey, Born: 1946	2008	192
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield,* Born: 1968	2022	192
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017).
Deborah C. Jackson, Born: 1952	2012	192
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
80	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Patricia Lizarraga,2,* Born: 1966	2022	192
Trustee
Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009).
Steven R. Pruchansky, Born: 1944	2012	192
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	192
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	192
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	192
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	192
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).
Paul Lorentz,† Born: 1968	2022	192
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016).

ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	81

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
82	JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Marianne Harrison†
Deborah C. Jackson
Patricia Lizarraga*,^
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Robert E. Sykes, CFA
Nathan W. Thooft, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP
† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
The portfolios’ proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the portfolios’ holdings as of the end of the third month of every ﬁscal quarter are ﬁled with the SEC on Form N-PORT within 60 days of the end of the ﬁscal quarter. The portfolios’ Form N-PORT ﬁlings are available on our website and the SEC’s website, sec.gov.
We make this information on your portfolio, as well as monthly portfolio holdings, and other portfolio details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX PRESERVATION PORTFOLIOS	83

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NOT PART OF THE SHAREHOLDER REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short
A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
John Hancock Preferred Income ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifestyle Portfolios
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Multi-Index Preservation Portfolios. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2071544	RCPA8/22
10/22

Annual report
John Hancock
Multi-Index Lifetime Portfolios
Target date
August 31, 2022

A message to shareholders
Dear shareholder,
Both stocks and bonds posted negative returns during the 12 months ended August 31, 2022, leaving investors with few places to hide. Persistent inflation and rising interest rates were the primary drivers of the downturn in both asset classes. Inflation—which had already begun to move higher throughout 2021—was exacerbated by Russia’s invasion of Ukraine in February 2022, as well as the sanctions and additional supply chain disruptions that followed. Central banks responded to the price pressures by winding down their stimulative quantitative easing programs and beginning to raise rates aggressively, leading to poor performance and high volatility for nearly all segments of the financial markets.
Bonds suffered historically weak returns, with emerging-market debt and longer-term issues bearing the brunt of the weakness. In the equity market, growth stocks—which had led the way higher throughout the rally in 2021—were notable underperformers in the subsequent downturn. On the other hand, the energy sector and many oil-producing nations generally posted gains behind impressive strength in the related commodities.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
Global Head of Retail,
Manulife Investment Management
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Multi-Index Lifetime Portfolios

2	Multi-Index Lifetime Portfolios’ strategy at a glance
3	Management’s discussion of portfolio performance
6	Multi-Index 2065 Lifetime Portfolio
7	Multi-Index 2060 Lifetime Portfolio
8	Multi-Index 2055 Lifetime Portfolio
9	Multi-Index 2050 Lifetime Portfolio
10	Multi-Index 2045 Lifetime Portfolio
11	Multi-Index 2040 Lifetime Portfolio
12	Multi-Index 2035 Lifetime Portfolio
13	Multi-Index 2030 Lifetime Portfolio
14	Multi-Index 2025 Lifetime Portfolio
15	Multi-Index 2020 Lifetime Portfolio
16	Multi-Index 2015 Lifetime Portfolio
17	Multi-Index 2010 Lifetime Portfolio
18	Your expenses
21	Portfolios’ investments
33	Financial statements
43	Financial highlights
55	Notes to financial statements
76	Report of independent registered public accounting firm
77	Tax information
78	Evaluation of advisory and subadvisory agreements by the Board of Trustees
85	Statement regarding liquidity risk management
86	Trustees and Officers
89	More information
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	1

Multi-Index Lifetime Portfolios’ strategy at a glance
A SIMPLE, STRATEGIC PATH TO HELP YOU REACH YOUR RETIREMENT GOALS

Multi-Index Lifetime Portfolios make diversification easy because the asset mix of each portfolio automatically changes over time.
■Portfolios with dates further off initially invest more aggressively in stock funds.
■As a portfolio approaches its target date,1 the allocation will gradually migrate to more conservative fixed-income funds.
■Once the target date is reached, the allocation will continue to become increasingly conservative until it reaches the end of its glide path, investing primarily in fixed-income funds.
JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS—AUTOMATICALLY ADJUST OVER TIME2

The chart below illustrates how the asset allocation mix of John Hancock Multi-Index Lifetime Portfolios adjusts over time.
The principal value of each portfolio is not guaranteed and you could lose money at any time, including at or after the target date.
1 Based on an estimated retirement date.
2 Allocations may vary as a result of market activity or cash allocations held during unusual market or economic conditions.
2	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Management’s discussion of portfolio performance
Can you describe investment conditions during the 12 months ended August 31, 2022?
A broad range of adverse headlines led to pronounced weakness across the global financial markets during this time. Most notably, persistently high inflation prompted the U.S. Federal Reserve (Fed) and many other world central banks to wind down their stimulative quantitative easing programs and begin raising interest rates. The Fed hiked rates by 25 basis points (one-quarter of one percentage point) at its March 2022 meeting, 50 basis points (bps) in May, and another 75bps points in both June and July. In addition, investors continued to anticipate further aggressive tightening before the end of the year. A litany of other events contributed to the financial market downturn, including Russia’s invasion of Ukraine, persistent supply chain disruptions, and—late in the period—fears that Europe was entering the early stages of an energy crisis. Together, these factors raised concerns about a sharp slowdown in economic growth and a potential decline in corporate earnings.
Stocks were hit hard by these developments, with broad-based losses for all major segments of the market except for the energy sector. Faster-growing companies, including the mega-cap U.S. technology stocks that led the major indexes higher in 2020 and 2021, generally underperformed in the subsequent downturn. The value style, while losing ground in absolute terms, outpaced the broader market thanks in part to strength in the energy sector. International equities also lagged, with Europe and China weighing on the performance of the developed and emerging markets, respectively.
Bonds experienced elevated volatility and weak returns, as well. Rate-sensitive issues were pressured by the shift in Fed policy: The yield on the 10-year U.S. Treasury note, which came into the period at 1.30%, rose to 3.13% by the end of August 2022. (Prices and yields move in opposite directions.) Credit-oriented investments also suffered weakness amid worries about the impact of slowing economic growth.
Can you review your approach?
We use a strategic asset allocation glide path geared toward maximizing wealth accumulation in the savings phase to provide an appropriate level of income replacement for 25 to 30 years in the retirement phase. We emphasize value, fundamentals, and
MULTI-INDEX 2065-2010 LIFETIME PORTFOLIOS’ CLASS A SHARE RETURNS (%)

For the twelve months ended 8/31/2022
Total returns for the portfolios exclude sales charges and assume all distributions are reinvested. The deduction of a class’ maximum sales charge would reduce the performance shown above.
Past performance does not guarantee future results.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	3

diversification as the cornerstones of our strategy in determining the portfolios’ allocations. As part of our process, we periodically make portfolio adjustments designed to capitalize on market trends or to mitigate risks. In our view, this multifaceted strategy helps the portfolios achieve their long-term objectives while also taking advantage of opportunities as they emerge.
What elements of the portfolios’ positioning helped and hurt results?
Consistent with this challenging investment backdrop, the portfolios posted negative absolute returns in the annual period. They also lagged their respective benchmarks, due in part to the negative relative performance of their underlying holdings. Since the majority of the individual investment products in the portfolios are passively implemented strategies, the shortfall was largely the result of the expenses and tracking error of these holdings. (Tracking error is the difference in return that can occur from holding a representative sample of securities in an index.) In addition, a limited number of strategies have the ability to make active allocation decisions regarding sectors, countries, and regions. This aspect of our positioning detracted from results across all of the portfolios.
Asset allocation contributed to performance in John Hancock Multi-Index 2010, 2015, and 2020 Lifetime Portfolios. All three benefited from their allocation to a real assets portfolio, which was boosted by its position in energy stocks, one of the few areas of the financial markets to deliver positive returns. An underweight in international equities also contributed, as did an allocation to defensive equities. We have long held a position in defensive stocks as a way to provide ballast in volatile markets, and the category indeed outperformed in the difficult environment of the past year.
These contributions were offset, to some extent, by the adverse effect of allocation to fixed income. Here, the portfolios were hurt by their allocations to emerging-market bonds and U.S. Treasury Separate Trading of Registered Interest and Principal of Securities (STRIPS). The former category was pressured by risk-off sentiment, while the latter was adversely affected by its above-average interest-rate sensitivity. We added STRIPS to the portfolios in 2020 as a way to offset potential downside risk in stocks, but the category in fact performed poorly from the beginning of 2022 onward as yields rose.
Allocation detracted across all other portfolios. Although the primary drivers of performance were the same as in the three funds mentioned above, here the negative effect of positioning in fixed income outweighed the contribution on the equity side. In addition, the longer-dated portfolios had smaller allocations to the real assets portfolio—including zero weightings in those with vintages of 2050 and above—and therefore gained less of a benefit from the strength in this area.
MARKET INDEX TOTAL RETURNS
For the twelve months ended 8/31/2022
U.S. Stocks	S&P 500 Index	-11.23%
	Russell Midcap Index	-14.82%
	Russell 2000 Index	-17.88%
	FTSE NAREIT All Equity REIT Index	-9.75%
International Stocks	MSCI EAFE Index	-19.80%
	MSCI Emerging Markets Index	-21.80%
	MSCI EAFE Small Cap Index	-25.98%
Fixed Income	Bloomberg U.S. Aggregate Bond Index	-11.52%
	ICE Bank of America U.S. High Yield Index	-10.43%
	JPMorgan Global Government Bonds Unhedged Index	-18.67%
Market index total returns are included here as broad measures of market performance.
4	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

How would you describe the portfolios’ positioning at period end?
Our core view over the past year was that the world economy continued to face important challenges that were likely to translate to muted returns for the major asset categories. We therefore steadily moved the portfolios in a more defensive direction, and we sought to diversify into asset classes with lower vulnerability to prevailing trends. Our decision to reduce the portfolios’ weighting in equities represented the most notable shift. We achieved this by decreasing exposure to U.S. large-cap stocks. We also lowered the portfolios’ weightings in small-cap domestic equities as part of our shift away from more volatile asset categories, and in international stocks, given the ongoing challenges facing the asset class.
Conversely, we made modest increases in areas that may be better positioned to withstand rising inflation, including the real assets portfolio (in John Hancock Multi-Index 2010, 2015, 2020, 2025, 2030, 2040, and 2045 Lifetime Portfolios) as well as short-term U.S. Treasury Inflation-Protected Securities (in John Hancock Multi-Index 2010, 2015, 2020, 2025, and 2030 Lifetime Portfolios). We also maintained the position in defensive stocks across all portfolios in anticipation of further market volatility.
We remained cautious at the close of the period, even though a large degree of bad news had already been factored into asset prices. There may be some relief from inflationary pressures eventually, but it will likely take time for central banks’ tightening measures to work. We believe this environment indicates that investors should only expect muted returns from domestic large-cap stocks and interest-rate-sensitive core bonds, the two market segments that are usually most heavily represented in typical asset allocation portfolios. We therefore continue to seek opportunities to diversify outside of these widely held asset classes into areas where we see more attractive risk/return profiles.
MANAGED BY

Nathan W. Thooft, CFA
Robert E. Sykes, CFA
Notes about risk
The portfolios may be subject to various risks as described in the portfolios’ prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures,which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect portfolio performance. For more information, please refer to the “Principal risks” section of the prospectus.
The views expressed in this report are exclusively those of Nathan W. Thooft, CFA, and Robert E. Sykes, CFA, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the portfolio for the entire period. Portfolio composition is subject to review in accordance with the portfolio’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	5

Multi-Index 2065 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2065 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2060+ Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2065 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	52.0
Equity	52.0
Large blend	29.5
International equity	22.5
Unaffiliated investment companies	45.5
Equity	42.8
Fixed income	2.7
U.S. Government	2.1
Short-term investments and other	0.4
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-22 (%)
	Class A1	Class R4[2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	9-23-20	9-23-20	9-23-20	9-23-20	9-23-20	9-23-20
Average annual total returns
1 year	-20.06	-15.66	-15.52	-15.48	-14.17	-15.13
Since inception	4.54	7.44	7.60	7.62	7.16	7.16
Cumulative returns
Since inception	9.00	14.94	15.26	15.30	14.35	14.35
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class R4, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R4	Class R6	Class 1
Gross (%)	9.44	9.39	9.04	9.08
Net (%)	0.72	0.57	0.32	0.36
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class A shares were first offered on 6-21-21. Returns prior to this date are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
6	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Multi-Index 2060 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2060 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2060+ Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2060 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	51.9
Equity	51.9
Large blend	29.3
International equity	22.6
Unaffiliated investment companies	45.6
Equity	42.9
Fixed income	2.7
U.S. Government	2.2
Short-term investments and other	0.3
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-22 (%)
	Class A1	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16	3-30-16
Average annual total returns
1 year	-20.05	-15.70	-15.54	-15.52	-14.17	-15.13
5 year	5.64	6.65	6.87	6.82	6.92	7.94
Since inception	7.67	8.48	8.66	8.62	8.66	9.88
Cumulative returns
5 year	31.57	37.99	39.41	39.07	39.74	46.49
Since inception	60.79	68.73	70.54	70.05	70.52	83.19
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class R4, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R4	Class R6	Class 1
Gross (%)	1.24	1.19	0.84	0.88
Net (%)	0.72	0.57	0.32	0.36
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class A and Class R4 shares were first offered on 6-21-21 and 4-7-17, respectively. Returns prior to these dates are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	7

Multi-Index 2055 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2055 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2055 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2055 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	52.0
Equity	52.0
Large blend	29.3
International equity	22.7
Unaffiliated investment companies	45.6
Equity	42.9
Fixed income	2.7
U.S. Government	2.2
Short-term investments and other	0.2
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-22 (%)
	Class A1	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14	3-26-14
Average annual total returns
1 year	-19.98	-15.73	-15.51	-15.53	-14.12	-15.13
5 year	5.66	6.64	6.86	6.82	6.86	7.94
Since inception	6.57	7.11	7.31	7.27	7.12	8.24
Cumulative returns
5 year	31.66	37.90	39.33	39.08	39.34	46.49
Since inception	70.98	78.46	81.37	80.70	78.68	94.97
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class R4, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R4	Class R6	Class 1
Gross (%)	1.11	1.06	0.71	0.75
Net (%)	0.72	0.57	0.32	0.36
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R4 shares were first offered on 3-26-14 and ceased operations between 6-15-16 and 4-7-17. Class A shares were first offered on 6-21-21. Returns while Class A and Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
8	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Multi-Index 2050 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2050 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2050 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2050 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	51.9
Equity	51.9
Large blend	29.3
International equity	22.6
Unaffiliated investment companies	45.5
Equity	42.9
Fixed income	2.6
U.S. Government	2.2
Short-term investments and other	0.4
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-22 (%)
	Class A1	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	-20.06	-15.65	-15.43	-15.52	-14.08	-15.13
5 year	5.65	6.65	6.89	6.82	6.81	7.94
Since inception	6.85	7.36	7.58	7.52	7.23	8.37
Cumulative returns
5 year	31.60	37.98	39.56	39.09	38.99	46.49
Since inception	79.28	87.09	90.38	89.49	85.03	103.18
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class R4, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R4	Class R6	Class 1
Gross (%)	1.09	1.04	0.69	0.73
Net (%)	0.72	0.57	0.32	0.36
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Class A shares were first offered on 6-21-21. Returns while Class A and Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	9

Multi-Index 2045 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2045 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2045 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2045 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	51.0
Equity	51.0
Large blend	28.8
International equity	22.2
Unaffiliated investment companies	45.9
Equity	42.0
Fixed income	3.9
U.S. Government	2.7
Short-term investments and other	0.4
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-22 (%)
	Class A1	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	-19.97	-15.63	-15.39	-15.43	-13.94	-15.09
5 year	5.69	6.67	6.92	6.85	6.68	7.95
Since inception	6.83	7.35	7.56	7.51	7.07	8.38
Cumulative returns
5 year	31.86	38.08	39.71	39.28	38.15	46.56
Since inception	79.12	86.90	90.18	89.31	82.66	103.28
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class R4, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R4	Class R6	Class 1
Gross (%)	1.06	1.01	0.66	0.70
Net (%)	0.72	0.57	0.32	0.36
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Class A shares were first offered on 6-21-21. Returns while Class A and Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
10	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Multi-Index 2040 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2040 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2040 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2040 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	46.0
Equity	46.0
Large blend	26.0
International equity	20.0
Unaffiliated investment companies	48.8
Equity	39.9
Fixed income	8.9
U.S. Government	4.8
Short-term investments and other	0.4
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-22 (%)
	Class A1	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	-19.75	-15.40	-15.19	-15.22	-13.64	-14.84
5 year	5.53	6.53	6.76	6.70	6.47	7.71
Since inception	6.76	7.30	7.49	7.45	6.87	8.25
Cumulative returns
5 year	30.87	37.19	38.66	38.33	36.78	45.00
Since inception	78.07	86.16	89.11	88.36	79.59	101.12
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class R4, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R4	Class R6	Class 1
Gross (%)	1.06	1.00	0.65	0.69
Net (%)	0.72	0.57	0.32	0.36
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Class A shares were first offered on 6-21-21. Returns while Class A and Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	11

Multi-Index 2035 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2035 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2035 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2035 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	41.3
Equity	41.3
Large blend	23.3
International equity	18.0
Unaffiliated investment companies	51.7
Equity	36.1
Fixed income	15.6
U.S. Government	6.6
Short-term investments and other	0.4
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-22 (%)
	Class A1	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	-19.52	-15.15	-14.93	-14.97	-13.13	-14.57
5 year	5.02	6.03	6.26	6.21	6.05	7.18
Since inception	6.36	6.89	7.10	7.04	6.52	7.85
Cumulative returns
5 year	27.77	34.00	35.45	35.13	34.11	41.45
Since inception	72.25	79.96	83.02	82.21	74.49	94.70
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class R4, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R4	Class R6	Class 1
Gross (%)	1.05	1.00	0.65	0.69
Net (%)	0.72	0.57	0.32	0.36
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Class A shares were first offered on 6-21-21. Returns while Class A and Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
12	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Multi-Index 2030 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2030 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2030 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2030 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	35.8
Equity	35.8
Large blend	20.2
International equity	15.6
Unaffiliated investment companies	55.3
Equity	31.8
Fixed income	23.5
U.S. Government	8.6
Short-term investments and other	0.3
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-22 (%)
	Class A1	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	-18.88	-14.44	-14.23	-14.25	-12.32	-13.91
5 year	4.51	5.51	5.73	5.69	5.46	6.63
Since inception	5.90	6.43	6.63	6.57	6.01	7.40
Cumulative returns
5 year	24.68	30.75	32.15	31.86	30.44	37.85
Since inception	65.71	73.15	76.05	75.30	67.35	87.72
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class R4, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R4	Class R6	Class 1
Gross (%)	1.06	1.01	0.66	0.70
Net (%)	0.73	0.58	0.33	0.37
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Class A shares were first offered on 6-21-21. Returns while Class A and Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	13

Multi-Index 2025 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2025 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2025 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2025 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	28.3
Equity	28.3
Large blend	16.0
International equity	12.3
Unaffiliated investment companies	62.0
Fixed income	33.9
Equity	28.1
U.S. Government	9.4
Short-term investments and other	0.3
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-22 (%)
	Class A1	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	-17.71	-13.30	-13.06	-13.10	-11.60	-12.79
5 year	3.96	4.94	5.18	5.12	4.90	5.97
Since inception	5.35	5.87	6.07	6.02	5.52	6.86
Cumulative returns
5 year	21.43	27.29	28.73	28.33	27.00	33.64
Since inception	58.36	65.30	68.16	67.38	60.56	79.47
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class R4, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R4	Class R6	Class 1
Gross (%)	1.08	1.03	0.68	0.72
Net (%)	0.75	0.60	0.35	0.39
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Class A shares were first offered on 6-21-21. Returns while Class A and Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
14	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Multi-Index 2020 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2020 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2020 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2020 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	18.1
Equity	18.1
Large blend	10.2
International equity	7.9
Unaffiliated investment companies	72.3
Fixed income	43.7
Equity	28.6
U.S. Government	9.2
Short-term investments and other	0.4
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-22 (%)
	Class A1	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	-16.68	-12.17	-11.92	-11.96	-11.15	-11.66
5 year	3.19	4.16	4.41	4.35	4.19	5.07
Since inception	4.62	5.12	5.34	5.29	4.94	6.05
Cumulative returns
5 year	17.02	22.63	24.10	23.74	22.78	28.08
Since inception	48.88	55.28	58.23	57.52	52.91	67.88
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class R4, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R4	Class R6	Class 1
Gross (%)	1.14	1.09	0.74	0.78
Net (%)	0.76	0.61	0.36	0.40
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Class A shares were first offered on 6-21-21. Returns while Class A and Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	15

Multi-Index 2015 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2015 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2015 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2015 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	16.7
Equity	16.7
Large blend	9.4
International equity	7.3
Unaffiliated investment companies	73.7
Fixed income	49.8
Equity	23.9
U.S. Government	9.3
Short-term investments and other	0.3
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-22 (%)
	Class A1	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	-15.98	-11.41	-11.08	-11.20	-10.54	-10.77
5 year	2.73	3.70	3.96	3.89	4.02	4.47
Since inception	4.06	4.58	4.79	4.73	4.62	5.32
Cumulative returns
5 year	14.43	19.93	21.45	21.05	21.80	24.42
Since inception	42.08	48.42	51.07	50.33	48.90	57.87
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class R4, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R4	Class R6	Class 1
Gross (%)	1.36	1.31	0.96	1.00
Net (%)	0.77	0.62	0.37	0.41
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Class A shares were first offered on 6-21-21. Returns while Class A and Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
16	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Multi-Index 2010 Lifetime Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index 2010 Lifetime Portfolio for a share class and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in a blended index and a separate index.
Index 1 is the S&P Target Date 2010 Index, an unmanaged index comprising a set of indices aligned with specific target date years.
Index 2 is the John Hancock 2010 Lifetime Index, which is based on the fund’s asset allocation glide path and will reflect a more conservative allocation over time. The index is a customized blended index comprising some or all of the following component indices (ordered alphabetically): Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Corporate Bond 1-5 Year Index, Bloomberg U.S. Treasury TIPS 1-5 Year Index, ICE BofA Long U.S. Treasury Principal STRIPS Index, ICE BofA U.S. High Yield Index, JP Morgan Emerging Markets Bond Index Global, MSCI Emerging Markets Index, MSCI World Energy Index, MSCI World ex-USA Index, MSCI World Metals & Mining Index, Russell 2500 Index, S&P 500 Index, S&P Global ex-U.S. REIT Index, S&P Global Infrastructure Index, S&P U.S. REIT Index, and S&P/LSTA Leveraged Loan Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	11.9
Equity	11.9
Large blend	6.7
International equity	5.2
Unaffiliated investment companies	78.7
Fixed income	56.5
Equity	22.2
U.S. Government	9.0
Short-term investments and other	0.4
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-22 (%)
	Class A1	Class R4[1,2]	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13	11-7-13
Average annual total returns
1 year	-15.15	-10.58	-10.34	-10.38	-10.27	-9.89
5 year	2.45	3.42	3.64	3.59	3.63	4.03
Since inception	3.75	4.26	4.45	4.40	4.12	4.77
Cumulative returns
5 year	12.86	18.33	19.57	19.30	19.49	21.83
Since inception	38.28	44.47	46.85	46.17	42.76	50.86
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class R4, Class R6, and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R4	Class R6	Class 1
Gross (%)	1.46	1.41	1.06	1.10
Net (%)	0.77	0.62	0.37	0.41
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class R4 shares were first offered on 11-7-13 and ceased operations between 6-15-16 and 4-7-17. Class A shares were first offered on 6-21-21. Returns while Class A and Class R4 shares were not offered are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	17

Your expenses
As a shareholder of a John Hancock Funds II Multi-Index Lifetime Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchases or redemptions, and (2) ongoing costs, including management fees, distribution and service (Rule 12b-1) fees, and other portfolio expenses. In addition to the operating expenses which each portfolio bears directly, each portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which each portfolio invests. Because underlying funds have varied operating expenses and transaction costs, and a portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.
These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (March 1, 2022 through August 31, 2022).
Actual expenses:
The first line of each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period ended” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes:
The second line of each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. See the portfolios’ prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2022	Ending value on 8-31-2022	Expenses paid during period ended 8-31-2022[1]	Annualized expense ratio[2]
Multi-Index 2065 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$887.00	$2.05	0.43%
	Hypothetical example	1,000.00	1,023.00	2.19	0.43%
Class R4	Actual expenses/actual returns	1,000.00	888.40	1.09	0.23%
	Hypothetical example	1,000.00	1,024.00	1.17	0.23%
Class R6	Actual expenses/actual returns	1,000.00	888.40	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	889.20	0.24	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Multi-Index 2060 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$886.50	$2.04	0.43%
	Hypothetical example	1,000.00	1,023.00	2.19	0.43%
Class R4	Actual expenses/actual returns	1,000.00	887.70	1.24	0.26%
	Hypothetical example	1,000.00	1,023.90	1.33	0.26%
Class R6	Actual expenses/actual returns	1,000.00	888.40	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	888.40	0.24	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
18	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

		Account value on 3-1-2022	Ending value on 8-31-2022	Expenses paid during period ended 8-31-2022[1]	Annualized expense ratio[2]
Multi-Index 2055 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$887.30	$2.05	0.43%
	Hypothetical example	1,000.00	1,023.00	2.19	0.43%
Class R4	Actual expenses/actual returns	1,000.00	887.00	1.24	0.26%
	Hypothetical example	1,000.00	1,023.90	1.33	0.26%
Class R6	Actual expenses/actual returns	1,000.00	888.50	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	888.60	0.24	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Multi-Index 2050 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$887.20	$2.05	0.43%
	Hypothetical example	1,000.00	1,023.00	2.19	0.43%
Class R4	Actual expenses/actual returns	1,000.00	887.70	1.24	0.26%
	Hypothetical example	1,000.00	1,023.90	1.33	0.26%
Class R6	Actual expenses/actual returns	1,000.00	889.10	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	888.50	0.24	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Multi-Index 2045 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$887.10	$2.05	0.43%
	Hypothetical example	1,000.00	1,023.00	2.19	0.43%
Class R4	Actual expenses/actual returns	1,000.00	888.10	1.24	0.26%
	Hypothetical example	1,000.00	1,023.90	1.33	0.26%
Class R6	Actual expenses/actual returns	1,000.00	889.10	0.05	0.01%
	Hypothetical example	1,000.00	1,025.20	0.05	0.01%
Class 1	Actual expenses/actual returns	1,000.00	889.10	0.24	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Multi-Index 2040 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$887.00	$2.09	0.44%
	Hypothetical example	1,000.00	1,023.00	2.24	0.44%
Class R4	Actual expenses/actual returns	1,000.00	887.60	1.33	0.28%
	Hypothetical example	1,000.00	1,023.80	1.43	0.28%
Class R6	Actual expenses/actual returns	1,000.00	889.10	0.14	0.03%
	Hypothetical example	1,000.00	1,025.10	0.15	0.03%
Class 1	Actual expenses/actual returns	1,000.00	889.10	0.33	0.07%
	Hypothetical example	1,000.00	1,024.90	0.36	0.07%
Multi-Index 2035 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$887.60	$2.24	0.47%
	Hypothetical example	1,000.00	1,022.80	2.40	0.47%
Class R4	Actual expenses/actual returns	1,000.00	889.00	1.43	0.30%
	Hypothetical example	1,000.00	1,023.70	1.53	0.30%
Class R6	Actual expenses/actual returns	1,000.00	889.80	0.24	0.05%
	Hypothetical example	1,000.00	1,025.00	0.26	0.05%
Class 1	Actual expenses/actual returns	1,000.00	889.10	0.43	0.09%
	Hypothetical example	1,000.00	1,024.80	0.46	0.09%
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	19

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

		Account value on 3-1-2022	Ending value on 8-31-2022	Expenses paid during period ended 8-31-2022[1]	Annualized expense ratio[2]
Multi-Index 2030 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$892.00	$2.29	0.48%
	Hypothetical example	1,000.00	1,022.80	2.45	0.48%
Class R4	Actual expenses/actual returns	1,000.00	892.70	1.53	0.32%
	Hypothetical example	1,000.00	1,023.60	1.63	0.32%
Class R6	Actual expenses/actual returns	1,000.00	893.50	0.33	0.07%
	Hypothetical example	1,000.00	1,024.90	0.36	0.07%
Class 1	Actual expenses/actual returns	1,000.00	894.20	0.53	0.11%
	Hypothetical example	1,000.00	1,024.70	0.56	0.11%
Multi-Index 2025 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$900.40	$2.49	0.52%
	Hypothetical example	1,000.00	1,022.60	2.65	0.52%
Class R4	Actual expenses/actual returns	1,000.00	901.10	1.73	0.36%
	Hypothetical example	1,000.00	1,023.40	1.84	0.36%
Class R6	Actual expenses/actual returns	1,000.00	902.00	0.53	0.11%
	Hypothetical example	1,000.00	1,024.70	0.56	0.11%
Class 1	Actual expenses/actual returns	1,000.00	901.90	0.72	0.15%
	Hypothetical example	1,000.00	1,024.40	0.77	0.15%
Multi-Index 2020 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$909.00	$2.79	0.58%
	Hypothetical example	1,000.00	1,022.30	2.96	0.58%
Class R4	Actual expenses/actual returns	1,000.00	909.70	1.97	0.41%
	Hypothetical example	1,000.00	1,023.10	2.09	0.41%
Class R6	Actual expenses/actual returns	1,000.00	910.80	0.82	0.17%
	Hypothetical example	1,000.00	1,024.30	0.87	0.17%
Class 1	Actual expenses/actual returns	1,000.00	911.50	1.01	0.21%
	Hypothetical example	1,000.00	1,024.10	1.07	0.21%
Multi-Index 2015 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$915.80	$2.85	0.59%
	Hypothetical example	1,000.00	1,022.20	3.01	0.59%
Class R4	Actual expenses/actual returns	1,000.00	916.60	2.08	0.43%
	Hypothetical example	1,000.00	1,023.00	2.19	0.43%
Class R6	Actual expenses/actual returns	1,000.00	918.50	0.87	0.18%
	Hypothetical example	1,000.00	1,024.30	0.92	0.18%
Class 1	Actual expenses/actual returns	1,000.00	917.60	1.06	0.22%
	Hypothetical example	1,000.00	1,024.10	1.12	0.22%
Multi-Index 2010 Lifetime Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$921.80	$2.95	0.61%
	Hypothetical example	1,000.00	1,022.10	3.11	0.61%
Class R4	Actual expenses/actual returns	1,000.00	922.60	2.08	0.43%
	Hypothetical example	1,000.00	1,023.00	2.19	0.43%
Class R6	Actual expenses/actual returns	1,000.00	923.70	0.97	0.20%
	Hypothetical example	1,000.00	1,024.20	1.02	0.20%
Class 1	Actual expenses/actual returns	1,000.00	923.60	1.16	0.24%
	Hypothetical example	1,000.00	1,024.00	1.22	0.24%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Ratios do not include expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios.
20	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Portfolios’ investments
MULTI-INDEX 2065 LIFETIME PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 52.0%
Equity - 52.0%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	474,703	$4,053,967
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	618,901	5,297,792

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $10,397,963)		$9,351,759
UNAFFILIATED INVESTMENT COMPANIES - 45.5%
Equity - 42.8%
Fidelity Mid Cap Index Fund	90,976	2,409,952
Fidelity Small Cap Index Fund	29,721	679,730
Financial Select Sector SPDR Fund	7,519	248,503
iShares MSCI Global Min Vol Factor ETF	1,418	134,455
Vanguard Dividend Appreciation ETF	602	89,054
Vanguard FTSE All World ex-US Small-Cap ETF	3,016	314,297
Vanguard FTSE Developed Markets ETF	3,258	131,819
Vanguard FTSE Emerging Markets ETF	25,023	1,029,196
Vanguard Health Care ETF	1,160	268,610
Vanguard Information Technology ETF	382	133,425
Vanguard S&P 500 ETF	6,222	2,259,519
Fixed income - 2.7%
Vanguard Emerging Markets Government Bond ETF	1,545	95,203
Vanguard Intermediate-Term Corporate Bond ETF	2,007	159,817
Vanguard Total Bond Market ETF	1,830	136,518
Xtrackers USD High Yield Corporate Bond ETF	2,771	94,602

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $8,925,147)		$8,184,700
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	300	0
Health care - 0.0%
NMC Health PLC (D)	9	0
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (C)(D)	19	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	40	269
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	1,216	33

TOTAL COMMON STOCKS (Cost $304)		$302
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 2.1%
U.S. Government - 2.1%
U.S. Treasury STRIPS, PO, 3.267%, 08/15/2051	$215,000	83,602
U.S. Treasury STRIPS, PO, 3.332%, 05/15/2050	382,000	152,032
U.S. Treasury STRIPS, PO, 3.353%, 11/15/2048	274,000	113,982
U.S. Treasury STRIPS, PO, 3.559%, 05/15/2047	71,000	29,552
MULTI-INDEX 2065 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $459,271)		$379,168
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (D)	199	$1
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (D)	99	1
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (D)	50	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (D)	128	82
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (D)	10	1
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (D)	11	1
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (D)	22	7
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (D)	5	1

TOTAL WARRANTS (Cost $116)		$94
SHORT-TERM INVESTMENTS - 0.2%
Short-term funds - 0.2%
John Hancock Collateral Trust, 2.3160% (F)(G)	3,334	33,314
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2409% (F)	84	84

TOTAL SHORT-TERM INVESTMENTS (Cost $33,372)		$33,398
Total investments (Cost $19,816,173) - 99.8%		$17,949,421
Other assets and liabilities, net - 0.2%		39,817
TOTAL NET ASSETS - 100.0%		$17,989,238
MULTI-INDEX 2060 LIFETIME PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 51.9%
Equity - 51.9%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	3,104,293	$26,510,662
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	4,028,718	34,485,826

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $68,879,371)		$60,996,488
UNAFFILIATED INVESTMENT COMPANIES - 45.6%
Equity - 42.9%
Fidelity Mid Cap Index Fund	592,284	15,689,614
Fidelity Small Cap Index Fund	193,626	4,428,238
Financial Select Sector SPDR Fund	49,276	1,628,572
iShares MSCI Global Min Vol Factor ETF	9,279	879,835
Vanguard Dividend Appreciation ETF	3,943	583,288
Vanguard FTSE All World ex-US Small-Cap ETF	19,721	2,055,125
Vanguard FTSE Developed Markets ETF (H)	21,299	861,758
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	21

MULTI-INDEX 2060 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
Vanguard FTSE Emerging Markets ETF	165,613	$6,811,663
Vanguard Health Care ETF	7,607	1,761,477
Vanguard Information Technology ETF	2,505	874,946
Vanguard S&P 500 ETF	40,803	14,817,609
Fixed income - 2.7%
Vanguard Emerging Markets Government Bond ETF	10,043	618,850
Vanguard Intermediate-Term Corporate Bond ETF	12,901	1,027,307
Vanguard Total Bond Market ETF	11,763	877,520
Xtrackers USD High Yield Corporate Bond ETF	17,811	608,068

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $56,135,332)		$53,523,870
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	2,326	0
Health care - 0.0%
NMC Health PLC (D)	73	0
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (C)(D)	149	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	310	2,084
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	9,419	258

TOTAL COMMON STOCKS (Cost $2,346)		$2,342
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 2.2%
U.S. Government - 2.2%
U.S. Treasury STRIPS, PO, 3.267%, 08/15/2051	$1,450,000	563,829
U.S. Treasury STRIPS, PO, 3.332%, 05/15/2050	2,568,000	1,022,040
U.S. Treasury STRIPS, PO, 3.353%, 11/15/2048	1,847,300	768,463
U.S. Treasury STRIPS, PO, 3.559%, 05/15/2047	487,300	202,828

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $3,185,409)		$2,557,160
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (D)	1,539	10
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (D)	769	5
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (D)	385	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (D)	990	638
Magellan Financial Group, Ltd. (Expiration Date: 4-16-27; Strike Price: AUD 35.00) (D)	1	1
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (D)	77	8
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (D)	85	11
MULTI-INDEX 2060 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value

Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (D)	169	$50
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (D)	35	5

TOTAL WARRANTS (Cost $897)		$728
SHORT-TERM INVESTMENTS - 1.0%
Short-term funds - 1.0%
John Hancock Collateral Trust, 2.3160% (F)(I)	119,725	1,196,461
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2409% (F)	353	353

TOTAL SHORT-TERM INVESTMENTS (Cost $1,196,565)		$1,196,814
Total investments (Cost $129,399,920) - 100.7%		$118,277,402
Other assets and liabilities, net - (0.7%)		(792,279)
TOTAL NET ASSETS - 100.0%		$117,485,123
MULTI-INDEX 2055 LIFETIME PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 52.0%
Equity - 52.0%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	6,328,801	$54,047,959
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	8,160,793	69,856,392

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $140,310,128)		$123,904,351
UNAFFILIATED INVESTMENT COMPANIES - 45.6%
Equity - 42.9%
Fidelity Mid Cap Index Fund	1,199,859	31,784,254
Fidelity Small Cap Index Fund	392,251	8,970,790
Financial Select Sector SPDR Fund	99,750	3,296,738
iShares MSCI Global Min Vol Factor ETF	18,890	1,791,150
Vanguard Dividend Appreciation ETF	7,983	1,180,925
Vanguard FTSE All World ex-US Small-Cap ETF	40,127	4,181,635
Vanguard FTSE Developed Markets ETF (H)	43,188	1,747,386
Vanguard FTSE Emerging Markets ETF	338,214	13,910,742
Vanguard Health Care ETF	15,400	3,566,024
Vanguard Information Technology ETF	5,075	1,772,596
Vanguard S&P 500 ETF	82,660	30,017,979
Fixed income - 2.7%
Vanguard Emerging Markets Government Bond ETF	20,509	1,263,766
Vanguard Intermediate-Term Corporate Bond ETF	26,333	2,096,897
Vanguard Total Bond Market ETF	23,960	1,787,416
Xtrackers USD High Yield Corporate Bond ETF	36,365	1,241,501

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $112,503,326)		$108,609,799
22	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTI-INDEX 2055 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value

COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	4,869	$0
Health care - 0.0%
NMC Health PLC (D)	153	0
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (C)(D)	312	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	649	4,368
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	19,720	540

TOTAL COMMON STOCKS (Cost $4,917)		$4,908
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 2.2%
U.S. Government - 2.2%
U.S. Treasury STRIPS, PO, 3.267%, 08/15/2051	$2,959,000	1,150,601
U.S. Treasury STRIPS, PO, 3.332%, 05/15/2050	5,242,000	2,086,267
U.S. Treasury STRIPS, PO, 3.353%, 11/15/2048	3,772,100	1,569,165
U.S. Treasury STRIPS, PO, 3.559%, 05/15/2047	996,800	414,896

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $6,536,804)		$5,220,929
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (D)	3,222	20
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (D)	1,611	11
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (D)	805	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (D)	2,072	1,335
Magellan Financial Group, Ltd. (Expiration Date: 4-16-27; Strike Price: AUD 35.00) (D)	3	1
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (D)	161	16
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (D)	177	22
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (D)	353	105
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (D)	74	9

TOTAL WARRANTS (Cost $1,878)		$1,519
SHORT-TERM INVESTMENTS - 1.0%
Short-term funds - 1.0%
John Hancock Collateral Trust, 2.3160% (F)(I)	240,140	2,399,817

TOTAL SHORT-TERM INVESTMENTS (Cost $2,399,827)		$2,399,817
Total investments (Cost $261,756,880) - 100.8%		$240,141,323
Other assets and liabilities, net - (0.8%)		(1,939,883)
TOTAL NET ASSETS - 100.0%		$238,201,440
MULTI-INDEX 2050 LIFETIME PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 51.9%
Equity - 51.9%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	8,585,157	$73,317,240
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	11,102,482	95,037,243

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $190,637,415)		$168,354,483
UNAFFILIATED INVESTMENT COMPANIES - 45.5%
Equity - 42.9%
Fidelity Mid Cap Index Fund	1,632,014	43,232,048
Fidelity Small Cap Index Fund	533,381	12,198,426
Financial Select Sector SPDR Fund	135,882	4,490,900
iShares MSCI Global Min Vol Factor ETF	25,662	2,433,271
Vanguard Dividend Appreciation ETF	10,873	1,608,443
Vanguard FTSE All World ex-US Small-Cap ETF	54,426	5,671,733
Vanguard FTSE Developed Markets ETF (H)	58,756	2,377,268
Vanguard FTSE Emerging Markets ETF	455,835	18,748,494
Vanguard Health Care ETF	20,979	4,857,897
Vanguard Information Technology ETF	6,906	2,412,128
Vanguard S&P 500 ETF	112,402	40,818,786
Fixed income - 2.6%
Vanguard Emerging Markets Government Bond ETF	27,210	1,676,680
Vanguard Intermediate-Term Corporate Bond ETF	35,121	2,796,685
Vanguard Total Bond Market ETF	32,028	2,389,289
Xtrackers USD High Yield Corporate Bond ETF	48,494	1,655,585

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $153,261,710)		$147,367,633
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	6,675	0
Health care - 0.0%
NMC Health PLC (D)	209	0
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (C)(D)	428	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	890	5,986
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	27,032	740

TOTAL COMMON STOCKS (Cost $6,738)		$6,726
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 2.2%
U.S. Government - 2.2%
U.S. Treasury STRIPS, PO, 3.267%, 08/15/2051	$4,023,000	1,564,335
U.S. Treasury STRIPS, PO, 3.332%, 05/15/2050	7,126,000	2,836,082
U.S. Treasury STRIPS, PO, 3.353%, 11/15/2048	5,127,500	2,133,001
U.S. Treasury STRIPS, PO, 3.559%, 05/15/2047	1,352,500	562,949
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	23

MULTI-INDEX 2050 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $8,886,499)		$7,096,367
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (D)	4,416	$28
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (D)	2,208	15
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (D)	1,104	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (D)	2,840	1,830
Magellan Financial Group, Ltd. (Expiration Date: 4-16-27; Strike Price: AUD 35.00) (D)	4	2
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (D)	220	22
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (D)	243	30
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (D)	484	145
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (D)	101	13

TOTAL WARRANTS (Cost $2,575)		$2,085
SHORT-TERM INVESTMENTS - 1.0%
Short-term funds - 1.0%
John Hancock Collateral Trust, 2.3160% (F)(I)	330,761	3,305,426

TOTAL SHORT-TERM INVESTMENTS (Cost $3,305,440)		$3,305,426
Total investments (Cost $356,100,377) - 100.6%		$326,132,720
Other assets and liabilities, net - (0.6%)		(2,104,295)
TOTAL NET ASSETS - 100.0%		$324,028,425
MULTI-INDEX 2045 LIFETIME PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 51.0%
Equity - 51.0%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	10,655,482	$90,997,818
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	13,748,561	117,687,686

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $237,011,117)		$208,685,504
UNAFFILIATED INVESTMENT COMPANIES - 45.9%
Equity - 42.0%
Fidelity Mid Cap Index Fund	1,979,179	52,428,455
Fidelity Small Cap Index Fund	647,000	14,796,893
Financial Select Sector SPDR Fund	166,572	5,505,205
iShares Global Infrastructure ETF	5,645	267,178
iShares MSCI Global Min Vol Factor ETF	32,498	3,081,460
Vanguard Dividend Appreciation ETF	13,720	2,029,600
Vanguard Energy ETF	7,535	855,147
MULTI-INDEX 2045 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
Vanguard FTSE All World ex-US Small-Cap ETF	68,720	$7,161,311
Vanguard FTSE Developed Markets ETF (H)	85,649	3,465,359
Vanguard FTSE Emerging Markets ETF	534,099	21,967,492
Vanguard Global ex-U.S. Real Estate ETF	6,218	269,550
Vanguard Health Care ETF	25,717	5,955,029
Vanguard Information Technology ETF	8,465	2,956,655
Vanguard Materials ETF	3,176	527,597
Vanguard Real Estate ETF	8,513	791,794
Vanguard S&P 500 ETF	137,870	50,067,491
Fixed income - 3.9%
Vanguard Emerging Markets Government Bond ETF	56,172	3,461,319
Vanguard Intermediate-Term Corporate Bond ETF	65,457	5,212,341
Vanguard Total Bond Market ETF	59,073	4,406,846
Xtrackers USD High Yield Corporate Bond ETF	82,312	2,810,132

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $195,506,268)		$188,016,854
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	8,519	0
Health care - 0.0%
NMC Health PLC (D)	267	1
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (C)(D)	547	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	1,136	7,637
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	34,500	945

TOTAL COMMON STOCKS (Cost $8,604)		$8,583
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 2.7%
U.S. Government - 2.7%
U.S. Treasury STRIPS, PO, 3.267%, 08/15/2051	$6,193,000	2,408,135
U.S. Treasury STRIPS, PO, 3.332%, 05/15/2050	10,967,000	4,364,764
U.S. Treasury STRIPS, PO, 3.353%, 11/15/2048	7,892,300	3,283,138
U.S. Treasury STRIPS, PO, 3.559%, 05/15/2047	2,089,800	869,833

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $13,680,337)		$10,925,870
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (D)	5,636	35
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (D)	2,818	19
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (D)	1,409	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (D)	3,625	2,336
24	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTI-INDEX 2045 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value

Magellan Financial Group, Ltd. (Expiration Date: 4-16-27; Strike Price: AUD 35.00) (D)	5	$2
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (D)	281	28
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (D)	310	39
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (D)	618	185
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (D)	129	17

TOTAL WARRANTS (Cost $3,285)		$2,661
SHORT-TERM INVESTMENTS - 1.1%
Short-term funds - 1.1%
John Hancock Collateral Trust, 2.3160% (F)(I)	463,082	4,627,757

TOTAL SHORT-TERM INVESTMENTS (Cost $4,627,777)		$4,627,757
Total investments (Cost $450,837,388) - 100.7%		$412,267,229
Other assets and liabilities, net - (0.7%)		(2,985,762)
TOTAL NET ASSETS - 100.0%		$409,281,467
MULTI-INDEX 2040 LIFETIME PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 46.0%
Equity - 46.0%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	10,201,819	$87,123,538
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	13,254,457	113,458,153

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $227,739,596)		$200,581,691
UNAFFILIATED INVESTMENT COMPANIES - 48.8%
Equity - 39.9%
Fidelity Mid Cap Index Fund	1,833,784	48,576,930
Fidelity Small Cap Index Fund	599,085	13,701,064
Financial Select Sector SPDR Fund	174,574	5,769,671
iShares Global Infrastructure ETF	20,082	950,481
iShares MSCI Global Min Vol Factor ETF	68,952	6,538,029
Vanguard Dividend Appreciation ETF	29,144	4,311,272
Vanguard Energy ETF	25,409	2,883,667
Vanguard FTSE All World ex-US Small-Cap ETF	73,055	7,613,062
Vanguard FTSE Developed Markets ETF (H)	140,271	5,675,365
Vanguard FTSE Emerging Markets ETF	443,754	18,251,602
Vanguard Global ex-U.S. Real Estate ETF	22,030	955,001
Vanguard Health Care ETF	26,955	6,241,700
Vanguard Information Technology ETF	8,894	3,106,496
Vanguard Materials ETF	11,249	1,868,684
Vanguard Real Estate ETF	30,343	2,822,202
Vanguard S&P 500 ETF	123,796	44,956,517
MULTI-INDEX 2040 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Fixed income - 8.9%
Vanguard Emerging Markets Government Bond ETF	119,198	$7,344,981
Vanguard Intermediate-Term Corporate Bond ETF	169,976	13,535,189
Vanguard Total Bond Market ETF	150,922	11,258,781
Xtrackers USD High Yield Corporate Bond ETF (H)	195,922	6,688,777

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $221,567,488)		$213,049,471
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	8,209	0
Health care - 0.0%
NMC Health PLC (D)	258	1
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (C)(D)	527	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	1,095	7,361
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	33,245	911

TOTAL COMMON STOCKS (Cost $8,288)		$8,273
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 4.8%
U.S. Government - 4.8%
U.S. Treasury STRIPS, PO, 3.267%, 08/15/2051	$11,753,000	4,570,129
U.S. Treasury STRIPS, PO, 3.332%, 05/15/2050	20,818,000	8,285,370
U.S. Treasury STRIPS, PO, 3.353%, 11/15/2048	14,982,700	6,232,691
U.S. Treasury STRIPS, PO, 3.559%, 05/15/2047	3,952,500	1,645,142

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $25,966,352)		$20,733,332
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (D)	5,431	34
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (D)	2,716	18
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (D)	1,358	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (D)	3,493	2,251
Magellan Financial Group, Ltd. (Expiration Date: 4-16-27; Strike Price: AUD 35.00) (D)	5	2
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (D)	271	27
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (D)	299	37
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (D)	596	178
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (D)	124	16
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	25

MULTI-INDEX 2040 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value

TOTAL WARRANTS (Cost $3,167)		$2,563
SHORT-TERM INVESTMENTS - 2.4%
Short-term funds - 2.4%
John Hancock Collateral Trust, 2.3160% (F)(I)	1,049,236	$10,485,441

TOTAL SHORT-TERM INVESTMENTS (Cost $10,486,419)		$10,485,441
Total investments (Cost $485,771,310) - 102.0%		$444,860,771
Other assets and liabilities, net - (2.0%)		(8,715,559)
TOTAL NET ASSETS - 100.0%		$436,145,212
MULTI-INDEX 2035 LIFETIME PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 41.3%
Equity - 41.3%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	10,765,048	$91,933,512
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	13,953,193	119,439,332

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $240,264,736)		$211,372,844
UNAFFILIATED INVESTMENT COMPANIES - 51.7%
Equity - 36.1%
Fidelity Mid Cap Index Fund	1,818,612	48,175,034
Fidelity Small Cap Index Fund	594,133	13,587,830
Financial Select Sector SPDR Fund	172,342	5,695,903
iShares Global Infrastructure ETF (H)	39,932	1,889,982
iShares MSCI Global Min Vol Factor ETF	140,130	13,287,127
Vanguard Dividend Appreciation ETF (H)	59,409	8,788,373
Vanguard Energy ETF (H)	54,460	6,180,665
Vanguard FTSE All World ex-US Small-Cap ETF	78,012	8,129,631
Vanguard FTSE Developed Markets ETF (H)	180,509	7,303,394
Vanguard FTSE Emerging Markets ETF	368,310	15,148,590
Vanguard Global ex-U.S. Real Estate ETF	43,879	1,902,155
Vanguard Health Care ETF	26,611	6,162,043
Vanguard Information Technology ETF	8,760	3,059,693
Vanguard Materials ETF	22,423	3,724,909
Vanguard Real Estate ETF	60,210	5,600,132
Vanguard S&P 500 ETF	100,470	36,485,681
Fixed income - 15.6%
Vanguard Emerging Markets Government Bond ETF	221,733	13,663,187
Vanguard Intermediate-Term Corporate Bond ETF	364,677	29,039,230
Vanguard Total Bond Market ETF	323,433	24,128,102
Xtrackers USD High Yield Corporate Bond ETF	381,985	13,040,968

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $278,635,383)		$264,992,629
MULTI-INDEX 2035 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value

COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	8,783	$0
Health care - 0.0%
NMC Health PLC (D)	276	1
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (C)(D)	564	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	1,171	7,876
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	35,571	974

TOTAL COMMON STOCKS (Cost $8,866)		$8,851
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 6.6%
U.S. Government - 6.6%
U.S. Treasury STRIPS, PO, 3.267%, 08/15/2051	$19,006,000	7,390,443
U.S. Treasury STRIPS, PO, 3.332%, 05/15/2050	33,680,000	13,404,326
U.S. Treasury STRIPS, PO, 3.353%, 11/15/2048	24,236,200	10,082,077
U.S. Treasury STRIPS, PO, 3.559%, 05/15/2047	6,427,800	2,675,431

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $42,420,332)		$33,552,277
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (D)	5,811	37
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (D)	2,906	19
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (D)	1,453	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (D)	3,737	2,409
Magellan Financial Group, Ltd. (Expiration Date: 4-16-27; Strike Price: AUD 35.00) (D)	5	2
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (D)	290	29
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (D)	319	40
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (D)	638	190
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (D)	133	17

TOTAL WARRANTS (Cost $3,389)		$2,743
SHORT-TERM INVESTMENTS - 2.6%
Short-term funds - 2.6%
John Hancock Collateral Trust, 2.3160% (F)(I)	1,331,008	13,301,301

TOTAL SHORT-TERM INVESTMENTS (Cost $13,302,421)		$13,301,301
Total investments (Cost $574,635,127) - 102.2%		$523,230,645
Other assets and liabilities, net - (2.2%)		(11,266,546)
TOTAL NET ASSETS - 100.0%		$511,964,099
26	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTI-INDEX 2030 LIFETIME PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 35.8%
Equity - 35.8%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	9,389,889	$80,189,656
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	12,160,259	104,091,815

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $209,566,729)		$184,281,471
UNAFFILIATED INVESTMENT COMPANIES - 55.3%
Equity - 31.8%
Fidelity Mid Cap Index Fund	1,424,022	37,722,345
Fidelity Small Cap Index Fund	465,534	10,646,757
Financial Select Sector SPDR Fund	164,393	5,433,189
iShares Global Infrastructure ETF (H)	56,561	2,677,032
iShares MSCI Global Min Vol Factor ETF	202,303	19,182,370
Vanguard Dividend Appreciation ETF (H)	85,345	12,625,086
Vanguard Energy ETF	70,984	8,055,974
Vanguard FTSE All World ex-US Small-Cap ETF (H)	73,696	7,679,860
Vanguard FTSE Developed Markets ETF (H)	166,699	6,744,642
Vanguard FTSE Emerging Markets ETF	232,169	9,549,111
Vanguard Global ex-U.S. Real Estate ETF	62,194	2,696,110
Vanguard Health Care ETF	25,380	5,876,993
Vanguard Information Technology ETF (H)	8,355	2,918,234
Vanguard Materials ETF	31,668	5,260,688
Vanguard Real Estate ETF	85,436	7,946,402
Vanguard S&P 500 ETF	52,093	18,917,573
Fixed income - 23.5%
Invesco Senior Loan ETF (H)	368,703	7,731,702
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	109,318	2,633,471
Vanguard Emerging Markets Government Bond ETF	282,106	17,383,372
Vanguard Intermediate-Term Corporate Bond ETF	465,470	37,065,376
Vanguard Short-Term Corporate Bond ETF (H)	88,646	6,741,528
Vanguard Total Bond Market ETF	413,931	30,879,253
Xtrackers USD High Yield Corporate Bond ETF (H)	547,850	18,703,599

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $301,451,221)		$285,070,667
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	7,871	0
Health care - 0.0%
NMC Health PLC (D)	247	1
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (C)(D)	505	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	1,050	7,060
MULTI-INDEX 2030 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	31,878	$873

TOTAL COMMON STOCKS (Cost $7,949)		$7,934
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 8.6%
U.S. Government - 8.6%
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	$802,052	789,771
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	2,091,490	2,046,106
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	1,109,051	1,081,599
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2027	846,543	821,527
U.S. Treasury STRIPS, PO, 3.267%, 08/15/2051	22,266,000	8,658,087
U.S. Treasury STRIPS, PO, 3.332%, 05/15/2050	39,520,000	15,728,591
U.S. Treasury STRIPS, PO, 3.353%, 11/15/2048	28,439,900	11,830,785
U.S. Treasury STRIPS, PO, 3.559%, 05/15/2047	7,557,100	3,145,477

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $55,928,582)		$44,101,943
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (D)	5,208	33
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (D)	2,604	17
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (D)	1,302	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (D)	3,349	2,158
Magellan Financial Group, Ltd. (Expiration Date: 4-16-27; Strike Price: AUD 35.00) (D)	4	2
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (D)	259	26
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (D)	286	36
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (D)	571	171
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (D)	119	15

TOTAL WARRANTS (Cost $3,036)		$2,458
SHORT-TERM INVESTMENTS - 9.9%
Short-term funds - 9.9%
John Hancock Collateral Trust, 2.3160% (F)(I)	5,126,557	51,231,732

TOTAL SHORT-TERM INVESTMENTS (Cost $51,231,984)		$51,231,732
Total investments (Cost $618,189,501) - 109.6%		$564,696,205
Other assets and liabilities, net - (9.6%)		(49,377,324)
TOTAL NET ASSETS - 100.0%		$515,318,881
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	27

MULTI-INDEX 2025 LIFETIME PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 28.3%
Equity - 28.3%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	6,322,531	$53,994,416
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	8,195,955	70,157,373

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $141,217,202)		$124,151,789
UNAFFILIATED INVESTMENT COMPANIES - 62.0%
Equity - 28.1%
Fidelity Mid Cap Index Fund	933,210	24,720,734
Fidelity Small Cap Index Fund	305,085	6,977,303
Financial Select Sector SPDR Fund	122,164	4,037,520
iShares Global Infrastructure ETF (H)	62,419	2,954,291
iShares MSCI Global Min Vol Factor ETF	214,618	20,350,079
Vanguard Dividend Appreciation ETF	91,380	13,517,843
Vanguard Energy ETF	79,829	9,059,793
Vanguard FTSE All World ex-US Small-Cap ETF	52,086	5,427,882
Vanguard FTSE Developed Markets ETF (H)	146,675	5,934,471
Vanguard FTSE Emerging Markets ETF	110,538	4,546,428
Vanguard Global ex-U.S. Real Estate ETF	68,239	2,958,161
Vanguard Health Care ETF	18,861	4,367,453
Vanguard Information Technology ETF	6,209	2,168,680
Vanguard Materials ETF	35,035	5,820,014
Vanguard Real Estate ETF	93,679	8,713,084
Vanguard S&P 500 ETF	3,666	1,331,308
Fixed income - 33.9%
Invesco Senior Loan ETF (H)	518,826	10,879,781
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (H)	118,367	2,851,461
Vanguard Emerging Markets Government Bond ETF	306,724	18,900,333
Vanguard Intermediate-Term Corporate Bond ETF	563,523	44,873,336
Vanguard Short-Term Corporate Bond ETF	174,334	13,258,101
Vanguard Total Bond Market ETF	497,138	37,086,495
Xtrackers USD High Yield Corporate Bond ETF	609,263	20,800,239

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $290,464,745)		$271,534,790
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	5,304	0
Health care - 0.0%
NMC Health PLC (D)	166	0
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (C)(D)	340	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	707	4,758
MULTI-INDEX 2025 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	21,481	$588

TOTAL COMMON STOCKS (Cost $5,355)		$5,346
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 9.4%
U.S. Government - 9.4%
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	$1,829,752	1,801,734
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	4,751,718	4,648,609
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	2,518,517	2,456,178
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2027	1,931,209	1,874,140
U.S. Treasury STRIPS, PO, 3.267%, 08/15/2051	17,146,000	6,667,186
U.S. Treasury STRIPS, PO, 3.332%, 05/15/2050	30,431,000	12,111,254
U.S. Treasury STRIPS, PO, 3.353%, 11/15/2048	21,898,200	9,109,487
U.S. Treasury STRIPS, PO, 3.559%, 05/15/2047	5,844,000	2,432,437

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $50,733,445)		$41,101,025
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (D)	3,509	22
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (D)	1,755	12
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (D)	877	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (D)	2,257	1,454
Magellan Financial Group, Ltd. (Expiration Date: 4-16-27; Strike Price: AUD 35.00) (D)	3	1
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (D)	175	17
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (D)	193	24
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (D)	385	115
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (D)	80	10

TOTAL WARRANTS (Cost $2,047)		$1,655
SHORT-TERM INVESTMENTS - 4.7%
Short-term funds - 4.7%
John Hancock Collateral Trust, 2.3160% (F)(I)	2,069,905	20,685,388

TOTAL SHORT-TERM INVESTMENTS (Cost $20,685,757)		$20,685,388
Total investments (Cost $503,108,551) - 104.4%		$457,479,993
Other assets and liabilities, net - (4.4%)		(19,353,337)
TOTAL NET ASSETS - 100.0%		$438,126,656
28	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTI-INDEX 2020 LIFETIME PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 18.1%
Equity - 18.1%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	2,008,333	$17,151,167
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	2,614,318	22,378,565

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $44,841,420)		$39,529,732
UNAFFILIATED INVESTMENT COMPANIES - 72.3%
Equity - 28.6%
Fidelity Mid Cap Index Fund	348,951	9,243,713
Fidelity Small Cap Index Fund	114,001	2,607,201
Financial Select Sector SPDR Fund	57,575	1,902,854
iShares Global Infrastructure ETF (H)	34,310	1,623,892
iShares MSCI Global Min Vol Factor ETF	119,509	11,331,843
Vanguard Dividend Appreciation ETF	50,594	7,484,370
Vanguard Energy ETF (H)	42,462	4,819,012
Vanguard FTSE All World ex-US Small-Cap ETF	20,700	2,157,147
Vanguard FTSE Developed Markets ETF (H)	142,592	5,769,272
Vanguard FTSE Emerging Markets ETF	53,913	2,217,442
Vanguard Global ex-U.S. Real Estate ETF	37,898	1,642,878
Vanguard Health Care ETF	8,787	2,034,718
Vanguard Information Technology ETF	2,899	1,012,563
Vanguard Materials ETF	19,408	3,224,057
Vanguard Real Estate ETF	51,904	4,827,591
Vanguard S&P 500 ETF	2,097	761,526
Fixed income - 43.7%
Invesco Senior Loan ETF (H)	344,922	7,233,014
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	65,733	1,583,508
Vanguard Emerging Markets Government Bond ETF	171,580	10,572,760
Vanguard Intermediate-Term Corporate Bond ETF	371,935	29,617,184
Vanguard Short-Term Corporate Bond ETF	135,471	10,302,570
Vanguard Total Bond Market ETF	327,268	24,414,193
Xtrackers USD High Yield Corporate Bond ETF	343,504	11,727,227

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $169,749,904)		$158,110,535
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	1,639	0
Health care - 0.0%
NMC Health PLC (D)	51	0
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (C)(D)	105	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	219	1,470
MULTI-INDEX 2020 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	6,637	$182

TOTAL COMMON STOCKS (Cost $1,655)		$1,652
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 9.2%
U.S. Government - 9.2%
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	$1,478,122	1,455,488
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	3,816,051	3,733,246
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	2,022,720	1,972,652
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2027	1,558,814	1,512,750
U.S. Treasury STRIPS, PO, 3.267%, 08/15/2051	6,430,000	2,500,292
U.S. Treasury STRIPS, PO, 3.332%, 05/15/2050	11,422,000	4,545,849
U.S. Treasury STRIPS, PO, 3.353%, 11/15/2048	8,219,700	3,419,333
U.S. Treasury STRIPS, PO, 3.559%, 05/15/2047	2,204,300	917,492

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $24,037,284)		$20,057,102
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (D)	1,084	7
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (D)	542	4
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (D)	271	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (D)	697	449
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (D)	54	5
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (D)	60	7
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (D)	119	36
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (D)	25	3

TOTAL WARRANTS (Cost $631)		$511
SHORT-TERM INVESTMENTS - 7.2%
Short-term funds - 7.2%
John Hancock Collateral Trust, 2.3160% (F)(I)	1,568,988	15,679,528

TOTAL SHORT-TERM INVESTMENTS (Cost $15,680,599)		$15,679,528
Total investments (Cost $254,311,493) - 106.8%		$233,379,060
Other assets and liabilities, net - (6.8%)		(14,879,297)
TOTAL NET ASSETS - 100.0%		$218,499,763
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	29

MULTI-INDEX 2015 LIFETIME PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 16.7%
Equity - 16.7%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	540,351	$4,614,594
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	698,503	5,979,185

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $11,909,876)		$10,593,779
UNAFFILIATED INVESTMENT COMPANIES - 73.7%
Equity - 23.9%
Fidelity Mid Cap Index Fund	73,508	1,947,236
Fidelity Small Cap Index Fund	24,015	549,220
iShares Global Infrastructure ETF	9,890	468,094
iShares MSCI Global Min Vol Factor ETF	35,950	3,408,779
Vanguard Dividend Appreciation ETF	15,310	2,264,808
Vanguard Energy ETF	12,117	1,375,158
Vanguard FTSE All World ex-US Small-Cap ETF	4,548	473,947
Vanguard FTSE Developed Markets ETF (H)	33,876	1,370,623
Vanguard FTSE Emerging Markets ETF	3,827	157,405
Vanguard Global ex-U.S. Real Estate ETF	11,016	477,544
Vanguard Materials ETF (H)	5,596	929,608
Vanguard Real Estate ETF	15,178	1,411,706
Vanguard S&P 500 ETF	925	335,914
Fixed income - 49.8%
Invesco Senior Loan ETF (H)	123,898	2,598,141
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	19,887	479,078
Vanguard Emerging Markets Government Bond ETF	51,916	3,199,064
Vanguard Intermediate-Term Corporate Bond ETF	121,835	9,701,718
Vanguard Short-Term Corporate Bond ETF	53,034	4,033,236
Vanguard Total Bond Market ETF	107,085	7,988,541
Xtrackers USD High Yield Corporate Bond ETF	105,071	3,587,124

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $50,479,852)		$46,756,944
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	424	0
Health care - 0.0%
NMC Health PLC (D)	13	0
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (C)(D)	27	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	56	380
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	1,716	47

TOTAL COMMON STOCKS (Cost $427)		$427
MULTI-INDEX 2015 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 9.3%
U.S. Government - 9.3%
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	$612,454	$603,076
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	1,573,204	1,539,067
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	833,482	812,852
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2027	646,184	627,089
U.S. Treasury STRIPS, PO, 3.267%, 08/15/2051	1,292,000	502,391
U.S. Treasury STRIPS, PO, 3.332%, 05/15/2050	2,294,000	912,991
U.S. Treasury STRIPS, PO, 3.353%, 11/15/2048	1,650,300	686,512
U.S. Treasury STRIPS, PO, 3.559%, 05/15/2047	443,100	184,431

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $6,838,707)		$5,868,409
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (D)	280	2
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (D)	140	1
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (D)	70	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (D)	180	116
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (D)	14	1
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (D)	15	2
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (D)	31	9
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (D)	6	1

TOTAL WARRANTS (Cost $162)		$132
SHORT-TERM INVESTMENTS - 6.4%
Short-term funds - 6.4%
John Hancock Collateral Trust, 2.3160% (F)(I)	408,229	4,079,591

TOTAL SHORT-TERM INVESTMENTS (Cost $4,080,045)		$4,079,591
Total investments (Cost $73,309,069) - 106.1%		$67,299,282
Other assets and liabilities, net - (6.1%)		(3,857,883)
TOTAL NET ASSETS - 100.0%		$63,441,399
MULTI-INDEX 2010 LIFETIME PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 11.9%
Equity - 11.9%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	273,408	$2,334,904
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	353,675	3,027,459
30	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTI-INDEX 2010 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $6,006,139)		$5,362,363
UNAFFILIATED INVESTMENT COMPANIES - 78.7%
Equity - 22.2%
Fidelity Mid Cap Index Fund	31,410	$832,048
Fidelity Small Cap Index Fund	10,268	234,837
iShares Global Infrastructure ETF	7,022	332,351
iShares MSCI Global Min Vol Factor ETF	25,163	2,385,956
Vanguard Dividend Appreciation ETF	10,637	1,573,531
Vanguard Energy ETF	8,992	1,020,502
Vanguard FTSE All World ex-US Small-Cap ETF	2,107	219,570
Vanguard FTSE Developed Markets ETF (H)	28,482	1,152,382
Vanguard Global ex-U.S. Real Estate ETF	7,670	332,495
Vanguard Materials ETF	3,927	652,353
Vanguard Real Estate ETF	10,597	985,627
Vanguard S&P 500 ETF	565	205,180
Fixed income - 56.5%
Invesco Senior Loan ETF (H)	106,158	2,226,133
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	14,968	360,579
Vanguard Emerging Markets Government Bond ETF	38,596	2,378,286
Vanguard Intermediate-Term Corporate Bond ETF	96,129	7,654,750
Vanguard Short-Term Corporate Bond ETF (H)	48,256	3,669,869
Vanguard Total Bond Market ETF	85,143	6,351,668
Xtrackers USD High Yield Corporate Bond ETF	77,487	2,645,406

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $38,195,976)		$35,213,523
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (C)(D)	225	0
Health care - 0.0%
NMC Health PLC (D)	7	0
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (C)(D)	14	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (C)(D)(E)	30	202
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (C)(D)	911	25

TOTAL COMMON STOCKS (Cost $227)		$227
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 9.0%
U.S. Government - 9.0%
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	$549,213	540,803
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	1,386,759	1,356,667
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	734,549	716,367
MULTI-INDEX 2010 LIFETIME PORTFOLIO (continued)

	Shares or Principal Amount	Value
U.S. Government - (continued)
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2027	577,999	$560,919
U.S. Treasury STRIPS, PO, 3.267%, 08/15/2051	475,000	184,703
U.S. Treasury STRIPS, PO, 3.332%, 05/15/2050	842,000	335,108
U.S. Treasury STRIPS, PO, 3.353%, 11/15/2048	606,100	252,133
U.S. Treasury STRIPS, PO, 3.559%, 05/15/2047	164,900	68,636

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $4,519,468)		$4,015,336
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (D)	149	1
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (D)	74	0
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (D)	37	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (D)	96	62
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (D)	7	1
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (D)	8	1
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (D)	16	5
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (D)	3	0

TOTAL WARRANTS (Cost $87)		$70
SHORT-TERM INVESTMENTS - 12.5%
Short-term funds - 12.5%
John Hancock Collateral Trust, 2.3160% (F)(I)	558,687	5,583,186

TOTAL SHORT-TERM INVESTMENTS (Cost $5,583,241)		$5,583,186
Total investments (Cost $54,305,138) - 112.1%		$50,174,705
Other assets and liabilities, net - (12.1%)		(5,420,538)
TOTAL NET ASSETS - 100.0%		$44,754,167
Percentages are based upon net assets.
Currency Abbreviations
AUD	Australian Dollar
CHF	Swiss Franc
THB	Thai Bhat
Security Abbreviations and Legend
JHF II	John Hancock Funds II
MIM US	Manulife Investment Management (US) LLC
PO	Principal-Only Security - (Principal Tranche of Stripped Security). Rate shown is the annualized yield on date of purchase.
STRIPS	Separate Trading of Registered Interest and Principal Securities
(A)	The underlying funds’ subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(D)	Non-income producing.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	31

(E)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(F)	The rate shown is the annualized seven-day yield as of 8-31-22.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(H)	All or a portion of this security is on loan as of 8-31-22.
(I)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending.
32	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENTS OF ASSETS AND LIABILITIES 8-31-22

	Multi-Index 2065 Lifetime Portfolio	Multi-Index 2060 Lifetime Portfolio	Multi-Index 2055 Lifetime Portfolio	Multi-Index 2050 Lifetime Portfolio
Assets
Unaffiliated investments, at value (including securites loaned)	$8,564,348	$56,084,453	$113,837,155	$154,472,811
Affiliated investments, at value	9,385,073	62,192,949	126,304,168	171,659,909
Total investments, at value	17,949,421	118,277,402	240,141,323	326,132,720
Dividends and interest receivable	17,668	136,557	285,884	391,905
Receivable for fund shares sold	89,501	121,315	95,754	302,597
Receivable for investments sold	763	5,911	12,376	16,964
Receivable from affiliates	1,785	1,888	2,868	3,572
Other assets	33,654	33,383	39,306	38,027
Total assets	18,092,792	118,576,456	240,577,511	326,885,785
Liabilities
Payable for investments purchased	68,984	82,052	118,934	221,027
Payable for fund shares repurchased	1,500	100,321	432,514	176,881
Payable upon return of securities loaned	—	864,240	1,770,030	2,397,435
Payable to affiliates
Accounting and legal services fees	567	3,982	8,187	11,114
Transfer agent fees	160	1,478	3,161	5,097
Distribution and service fees	18	176	406	588
Trustees’ fees	15	103	210	285
Other liabilities and accrued expenses	32,310	38,981	42,629	44,933
Total liabilities	103,554	1,091,333	2,376,071	2,857,360
Net assets	$17,989,238	$117,485,123	$238,201,440	$324,028,425
Net assets consist of
Paid-in capital	$20,270,387	$122,800,481	$245,189,659	$335,943,015
Total distributable earnings (loss)	(2,281,149)	(5,315,358)	(6,988,219)	(11,914,590)
Net assets	$17,989,238	$117,485,123	$238,201,440	$324,028,425
Unaffiliated investments, at cost	$9,384,922	$59,324,337	$119,046,925	$162,157,522
Affiliated investments, at cost	10,431,251	70,075,583	142,709,955	193,942,855
Total investments, at cost	19,816,173	129,399,920	261,756,880	356,100,377
Securities loaned, at value	—	$846,560	$1,733,820	$2,348,390
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A1
Net assets	$1,416,992	$10,977,529	$23,336,943	$37,655,447
Shares outstanding	127,062	846,153	1,938,932	3,109,097
Net asset value and redemption price per share	$11.15	$12.97	$12.04	$12.11
Class R4
Net assets	$291,754	$2,005,812	$4,586,389	$6,647,620
Shares outstanding	26,168	154,613	381,731	549,551
Net asset value, offering price and redemption price per share	$11.15	$12.97	$12.01	$12.10
Class R6
Net assets	$409,978	$32,711,199	$69,354,038	$103,056,413
Shares outstanding	36,755	2,519,323	5,765,019	8,512,297
Net asset value, offering price and redemption price per share	$11.15	$12.98	$12.03	$12.11
Class 1
Net assets	$15,870,514	$71,790,583	$140,924,070	$176,668,945
Shares outstanding	1,422,075	5,529,398	11,707,163	14,586,692
Net asset value, offering price and redemption price per share	$11.16	$12.98	$12.04	$12.11
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$11.74	$13.65	$12.67	$12.75

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	33

STATEMENTS OF ASSETS AND LIABILITIES 8-31-22

Continued

	Multi-Index 2045 Lifetime Portfolio	Multi-Index 2040 Lifetime Portfolio	Multi-Index 2035 Lifetime Portfolio	Multi-Index 2030 Lifetime Portfolio
Assets
Unaffiliated investments, at value (including securites loaned)	$198,953,968	$233,793,639	$298,556,500	$329,183,002
Affiliated investments, at value	213,313,261	211,067,132	224,674,145	235,513,203
Total investments, at value	412,267,229	444,860,771	523,230,645	564,696,205
Dividends and interest receivable	500,400	482,541	516,776	465,235
Receivable for fund shares sold	140,356	441,809	453,756	268,870
Receivable for investments sold	21,651	20,864	22,323	20,006
Receivable for securities lending income	—	4,214	2,968	29,437
Receivable from affiliates	4,222	4,497	5,118	5,235
Other assets	39,976	43,302	47,095	46,951
Total assets	412,973,834	445,857,998	524,278,681	565,531,939
Liabilities
Payable for investments purchased	99,865	372,213	478,179	117,864
Payable for fund shares repurchased	37,572	215,429	100,309	347,298
Payable upon return of securities loaned	3,486,045	9,054,593	11,659,138	49,668,822
Payable to affiliates
Accounting and legal services fees	14,203	15,034	17,754	18,123
Transfer agent fees	6,083	6,135	7,290	8,477
Distribution and service fees	593	625	848	924
Trustees’ fees	365	385	455	466
Other liabilities and accrued expenses	47,641	48,372	50,609	51,084
Total liabilities	3,692,367	9,712,786	12,314,582	50,213,058
Net assets	$409,281,467	$436,145,212	$511,964,099	$515,318,881
Net assets consist of
Paid-in capital	$423,467,086	$454,672,540	$537,850,020	$543,361,176
Total distributable earnings (loss)	(14,185,619)	(18,527,328)	(25,885,921)	(28,042,295)
Net assets	$409,281,467	$436,145,212	$511,964,099	$515,318,881
Unaffiliated investments, at cost	$209,198,494	$247,545,295	$321,067,970	$357,390,788
Affiliated investments, at cost	241,638,894	238,226,015	253,567,157	260,798,713
Total investments, at cost	450,837,388	485,771,310	574,635,127	618,189,501
Securities loaned, at value	$3,414,730	$8,844,836	$11,119,133	$44,922,249
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A1
Net assets	$44,757,824	$48,066,211	$56,843,133	$67,198,922
Shares outstanding	3,749,347	4,082,696	4,963,460	6,025,373
Net asset value and redemption price per share	$11.94	$11.77	$11.45	$11.15
Class R4
Net assets	$6,716,104	$7,079,208	$9,616,830	$10,514,127
Shares outstanding	564,027	601,446	840,059	942,985
Net asset value, offering price and redemption price per share	$11.91	$11.77	$11.45	$11.15
Class R6
Net assets	$122,434,520	$107,438,647	$115,856,324	$104,775,290
Shares outstanding	10,249,598	9,120,762	10,108,270	9,384,879
Net asset value, offering price and redemption price per share	$11.95	$11.78	$11.46	$11.16
Class 1
Net assets	$235,373,019	$273,561,146	$329,647,812	$332,830,542
Shares outstanding	19,716,792	23,227,530	28,760,321	29,834,603
Net asset value, offering price and redemption price per share	$11.94	$11.78	$11.46	$11.16
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$12.57	$12.39	$12.05	$11.74

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
34	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES 8-31-22

Continued

	Multi-Index 2025 Lifetime Portfolio	Multi-Index 2020 Lifetime Portfolio	Multi-Index 2015 Lifetime Portfolio	Multi-Index 2010 Lifetime Portfolio
Assets
Unaffiliated investments, at value (including securites loaned)	$312,642,816	$178,169,800	$52,625,912	$39,229,156
Affiliated investments, at value	144,837,177	55,209,260	14,673,370	10,945,549
Total investments, at value	457,479,993	233,379,060	67,299,282	50,174,705
Dividends and interest receivable	317,649	101,419	26,716	14,776
Receivable for fund shares sold	34,130	182,142	63,697	3,267
Receivable for investments sold	13,481	273,891	1,105,040	572
Receivable for securities lending income	27,392	16,128	7,710	5,615
Receivable from affiliates	4,475	2,685	1,412	1,316
Other assets	43,547	33,871	24,314	26,673
Total assets	457,920,667	233,989,196	68,528,171	50,226,924
Liabilities
Due to custodian	—	—	946,933	—
Payable for investments purchased	74,457	217,546	7,507	49,915
Payable for fund shares repurchased	293,409	8,285	38	810
Payable upon return of securities loaned	19,350,891	15,205,985	4,090,104	5,382,339
Payable to affiliates
Accounting and legal services fees	15,352	7,651	2,250	1,563
Transfer agent fees	10,197	6,698	1,615	434
Distribution and service fees	540	308	51	14
Trustees’ fees	397	198	59	41
Other liabilities and accrued expenses	48,768	42,762	38,215	37,641
Total liabilities	19,794,011	15,489,433	5,086,772	5,472,757
Net assets	$438,126,656	$218,499,763	$63,441,399	$44,754,167
Net assets consist of
Paid-in capital	$466,858,877	$234,165,893	$68,358,247	$48,087,809
Total distributable earnings (loss)	(28,732,221)	(15,666,130)	(4,916,848)	(3,333,642)
Net assets	$438,126,656	$218,499,763	$63,441,399	$44,754,167
Unaffiliated investments, at cost	$341,205,592	$193,789,474	$57,319,148	$42,715,758
Affiliated investments, at cost	161,902,959	60,522,019	15,989,921	11,589,380
Total investments, at cost	503,108,551	254,311,493	73,309,069	54,305,138
Securities loaned, at value	$18,905,242	$14,721,294	$3,999,510	$4,439,252
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A1
Net assets	$85,495,455	$58,198,583	$12,908,275	$3,403,734
Shares outstanding	8,013,695	5,709,214	1,318,113	351,981
Net asset value and redemption price per share	$10.67	$10.19	$9.79	$9.67
Class R4
Net assets	$6,167,066	$3,550,957	$591,578	$217,853
Shares outstanding	578,327	348,653	60,462	22,553
Net asset value, offering price and redemption price per share	$10.66	$10.18	$9.78	$9.66
Class R6
Net assets	$85,455,271	$42,808,549	$17,100,612	$7,161,253
Shares outstanding	8,001,518	4,193,162	1,743,882	739,686
Net asset value, offering price and redemption price per share	$10.68	$10.21	$9.81	$9.68
Class 1
Net assets	$261,008,864	$113,941,674	$32,840,934	$33,971,327
Shares outstanding	24,464,733	11,175,122	3,350,107	3,512,646
Net asset value, offering price and redemption price per share	$10.67	$10.20	$9.80	$9.67
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$11.23	$10.73	$10.31	$10.18

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	35

STATEMENTS OF OPERATIONS For the year ended 8-31-22

	Multi-Index 2065 Lifetime Portfolio	Multi-Index 2060 Lifetime Portfolio	Multi-Index 2055 Lifetime Portfolio	Multi-Index 2050 Lifetime Portfolio
Investment income
Dividends from affiliated investments	$85,887	$860,648	$1,891,594	$2,507,966
Dividends from unaffiliated investments	78,715	726,308	1,563,492	2,088,705
Interest	5,827	48,654	103,607	139,872
Securities lending	134	7,893	12,159	22,169
Other income received from advisor	1,002	13,111	28,749	36,605
Total investment income	171,565	1,656,614	3,599,601	4,795,317
Expenses
Investment management fees	32,486	275,284	584,061	785,880
Distribution and service fees	8,959	63,936	135,585	186,382
Accounting and legal services fees	1,875	15,832	33,562	45,183
Transfer agent fees	1,070	11,347	24,379	38,199
Trustees’ fees	258	1,761	3,689	4,912
Custodian fees	18,115	24,855	24,855	24,856
State registration fees	45,754	59,574	62,853	71,797
Printing and postage	15,149	19,514	20,029	19,959
Professional fees	33,144	45,815	49,935	52,491
Other	7,886	12,938	14,673	17,446
Total expenses	164,696	530,856	953,621	1,247,105
Less expense reductions	(154,906)	(457,456)	(798,609)	(1,029,590)
Net expenses	9,790	73,400	155,012	217,515
Net investment income	161,775	1,583,214	3,444,589	4,577,802
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(149,146)	1,258,995	3,875,809	5,376,728
Affiliated investments	(1,043,907)	(2,430,786)	(4,198,775)	(6,129,820)
Capital gain distributions received from unaffiliated investments	10,374	76,818	158,959	214,355
Capital gain distributions received from affiliated investments	853,289	8,551,861	18,797,198	24,921,361
	(329,390)	7,456,888	18,633,191	24,382,624
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(990,273)	(10,070,132)	(22,540,029)	(30,496,787)
Affiliated investments	(1,279,705)	(17,441,956)	(38,515,924)	(51,123,401)
	(2,269,978)	(27,512,088)	(61,055,953)	(81,620,188)
Net realized and unrealized loss	(2,599,368)	(20,055,200)	(42,422,762)	(57,237,564)
Decrease in net assets from operations	$(2,437,593)	$(18,471,986)	$(38,978,173)	$(52,659,762)
36	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS For the year ended 8-31-22

Continued
	Multi-Index 2045 Lifetime Portfolio	Multi-Index 2040 Lifetime Portfolio	Multi-Index 2035 Lifetime Portfolio	Multi-Index 2030 Lifetime Portfolio
Investment income
Dividends from affiliated investments	$3,269,178	$3,168,917	$3,392,127	$3,127,351
Dividends from unaffiliated investments	2,837,822	3,656,856	5,249,772	6,625,332
Interest	209,816	395,795	660,898	1,184,121
Securities lending	29,548	63,393	112,395	359,360
Other income received from advisor	43,236	—	—	—
Total investment income	6,389,600	7,284,961	9,415,192	11,296,164
Expenses
Investment management fees	1,033,700	1,189,579	1,513,708	1,697,577
Distribution and service fees	235,685	259,808	312,150	346,283
Accounting and legal services fees	58,842	62,191	73,497	75,974
Transfer agent fees	46,485	47,112	54,041	61,474
Trustees’ fees	6,451	6,773	7,987	8,321
Custodian fees	24,855	24,855	24,855	25,981
State registration fees	67,333	87,074	78,760	70,973
Printing and postage	19,758	19,364	19,637	19,727
Professional fees	55,627	56,403	58,942	59,693
Other	19,234	19,213	20,087	19,118
Total expenses	1,567,970	1,772,372	2,163,664	2,385,121
Less expense reductions	(1,292,949)	(1,425,242)	(1,657,039)	(1,738,819)
Net expenses	275,021	347,130	506,625	646,302
Net investment income	6,114,579	6,937,831	8,908,567	10,649,862
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	7,274,489	6,864,603	7,051,050	5,246,012
Affiliated investments	(7,779,048)	(6,226,660)	(6,573,040)	(3,793,228)
Capital gain distributions received from unaffiliated investments	269,688	318,715	438,863	465,588
Capital gain distributions received from affiliated investments	32,484,181	31,487,412	33,707,619	31,083,091
	32,249,310	32,444,070	34,624,492	33,001,463
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(40,406,843)	(45,879,260)	(57,113,107)	(59,524,548)
Affiliated investments	(66,180,666)	(65,025,554)	(69,554,771)	(65,091,996)
	(106,587,509)	(110,904,814)	(126,667,878)	(124,616,544)
Net realized and unrealized loss	(74,338,199)	(78,460,744)	(92,043,386)	(91,615,081)
Decrease in net assets from operations	$(68,223,620)	$(71,522,913)	$(83,134,819)	$(80,965,219)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	37

STATEMENTS OF OPERATIONS For the year ended 8-31-22

Continued
	Multi-Index 2025 Lifetime Portfolio	Multi-Index 2020 Lifetime Portfolio	Multi-Index 2015 Lifetime Portfolio	Multi-Index 2010 Lifetime Portfolio
Investment income
Dividends from affiliated investments	$2,049,160	$649,644	$187,996	$90,084
Dividends from unaffiliated investments	6,692,359	4,079,571	1,246,093	944,462
Interest	1,491,411	950,057	342,479	279,744
Securities lending	412,389	285,458	89,644	76,690
Total investment income	10,645,319	5,964,730	1,866,212	1,390,980
Expenses
Investment management fees	1,560,265	893,174	267,017	197,575
Distribution and service fees	330,148	188,843	45,847	24,940
Accounting and legal services fees	63,126	31,597	9,292	6,521
Transfer agent fees	74,541	47,563	11,846	3,276
Trustees’ fees	6,819	3,464	1,100	773
Custodian fees	26,357	26,357	26,357	26,357
State registration fees	72,781	75,223	61,213	71,887
Printing and postage	19,156	19,122	18,456	18,607
Professional fees	56,587	49,536	44,443	43,843
Other	17,888	15,284	13,622	11,745
Total expenses	2,227,668	1,350,163	499,193	405,524
Less expense reductions	(1,425,513)	(789,949)	(337,226)	(295,719)
Net expenses	802,155	560,214	161,967	109,805
Net investment income	9,843,164	5,404,516	1,704,245	1,281,175
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	2,556,472	764,418	(242,695)	(4,262)
Affiliated investments	(1,054,358)	231,212	(363,474)	(114,803)
Capital gain distributions received from unaffiliated investments	452,912	284,351	95,467	68,647
Capital gain distributions received from affiliated investments	20,364,761	6,459,406	1,868,124	895,667
	22,319,787	7,739,387	1,357,422	845,249
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(49,798,515)	(26,784,985)	(7,138,142)	(5,079,746)
Affiliated investments	(44,446,243)	(14,631,342)	(3,677,063)	(1,839,941)
	(94,244,758)	(41,416,327)	(10,815,205)	(6,919,687)
Net realized and unrealized loss	(71,924,971)	(33,676,940)	(9,457,783)	(6,074,438)
Decrease in net assets from operations	$(62,081,807)	$(28,272,424)	$(7,753,538)	$(4,793,263)
38	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Multi-Index 2065 Lifetime Portfolio		Multi-Index 2060 Lifetime Portfolio		Multi-Index 2055 Lifetime Portfolio
	Year ended 8-31-22	Period ended 8-31-21[1]	Year ended 8-31-22	Year ended 8-31-21	Year ended 8-31-22	Year ended 8-31-21
Increase (decrease) in net assets
From operations
Net investment income	$161,775	$12,818	$1,583,214	$905,863	$3,444,589	$2,214,257
Net realized gain (loss)	(329,390)	6,852	7,456,888	2,831,211	18,633,191	7,219,779
Change in net unrealized appreciation (depreciation)	(2,269,978)	403,226	(27,512,088)	12,566,231	(61,055,953)	29,383,750
Increase (decrease) in net assets resulting from operations	(2,437,593)	422,896	(18,471,986)	16,303,305	(38,978,173)	38,817,786
Distributions to shareholders
From earnings
Class A	(8,818)	—	(288,337)	—	(730,576)	—
Class R4	(5,110)	(508)	(91,759)	(12,135)	(278,803)	(84,260)
Class R6	(6,384)	(531)	(1,368,847)	(369,514)	(3,597,228)	(1,278,110)
Class 1	(242,944)	(2,198)	(3,591,110)	(1,358,710)	(8,121,327)	(3,906,341)
Total distributions	(263,256)	(3,237)	(5,340,053)	(1,740,359)	(12,727,934)	(5,268,711)
Portfolio share transactions
From portfolio share transactions	14,494,808	5,775,620	47,132,290	34,423,973	78,154,676	60,855,557
Total increase	11,793,959	6,195,279	23,320,251	48,986,919	26,448,569	94,404,632
Net assets
Beginning of year	6,195,279	—	94,164,872	45,177,953	211,752,871	117,348,239
End of year	$17,989,238	$6,195,279	$117,485,123	$94,164,872	$238,201,440	$211,752,871

[1]	Period from 9-23-20 (commencement of operations) to 8-31-21.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	39

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multi-Index 2050 Lifetime Portfolio		Multi-Index 2045 Lifetime Portfolio		Multi-Index 2040 Lifetime Portfolio
	Year ended 8-31-22	Year ended 8-31-21	Year ended 8-31-22	Year ended 8-31-21	Year ended 8-31-22	Year ended 8-31-21
Increase (decrease) in net assets
From operations
Net investment income	$4,577,802	$2,948,570	$6,114,579	$3,922,236	$6,937,831	$4,400,638
Net realized gain	24,382,624	9,983,966	32,249,310	13,647,410	32,444,070	14,638,171
Change in net unrealized appreciation (depreciation)	(81,620,188)	38,573,035	(106,587,509)	50,492,115	(110,904,814)	50,607,883
Increase (decrease) in net assets resulting from operations	(52,659,762)	51,505,571	(68,223,620)	68,061,761	(71,522,913)	69,646,692
Distributions to shareholders
From earnings
Class A	(1,127,671)	—	(1,353,614)	—	(1,583,119)	—
Class R4	(398,103)	(94,072)	(420,021)	(138,651)	(441,248)	(80,577)
Class R6	(5,684,275)	(2,451,180)	(7,215,567)	(3,265,356)	(6,380,074)	(3,078,025)
Class 1	(10,118,619)	(4,948,674)	(14,420,758)	(6,755,928)	(16,604,511)	(8,994,558)
Total distributions	(17,328,668)	(7,493,926)	(23,409,960)	(10,159,935)	(25,008,952)	(12,153,160)
Portfolio share transactions
From portfolio share transactions	116,546,813	72,772,349	128,098,886	102,792,003	141,614,031	103,486,409
Total increase	46,558,383	116,783,994	36,465,306	160,693,829	45,082,166	160,979,941
Net assets
Beginning of year	277,470,042	160,686,048	372,816,161	212,122,332	391,063,046	230,083,105
End of year	$324,028,425	$277,470,042	$409,281,467	$372,816,161	$436,145,212	$391,063,046
40	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

Continued
	Multi-Index 2035 Lifetime Portfolio		Multi-Index 2030 Lifetime Portfolio		Multi-Index 2025 Lifetime Portfolio
	Year ended 8-31-22	Year ended 8-31-21	Year ended 8-31-22	Year ended 8-31-21	Year ended 8-31-22	Year ended 8-31-21
Increase (decrease) in net assets
From operations
Net investment income	$8,908,567	$5,529,604	$10,649,862	$6,493,025	$9,843,164	$5,837,858
Net realized gain	34,624,492	17,396,799	33,001,463	19,821,614	22,319,787	18,117,820
Change in net unrealized appreciation (depreciation)	(126,667,878)	51,934,662	(124,616,544)	46,227,534	(94,244,758)	27,885,512
Increase (decrease) in net assets resulting from operations	(83,134,819)	74,861,065	(80,965,219)	72,542,173	(62,081,807)	51,841,190
Distributions to shareholders
From earnings
Class A	(1,705,248)	—	(2,132,067)	—	(2,726,265)	—
Class R4	(592,118)	(199,326)	(674,010)	(301,434)	(439,487)	(225,984)
Class R6	(7,176,056)	(3,439,217)	(6,893,497)	(2,870,797)	(5,919,258)	(2,896,762)
Class 1	(19,771,865)	(10,973,708)	(22,558,522)	(13,029,121)	(18,101,006)	(11,608,129)
Total distributions	(29,245,287)	(14,612,251)	(32,258,096)	(16,201,352)	(27,186,016)	(14,730,875)
Portfolio share transactions
From portfolio share transactions	173,709,265	114,394,363	157,061,294	116,740,394	143,902,229	93,218,713
Total increase	61,329,159	174,643,177	43,837,979	173,081,215	54,634,406	130,329,028
Net assets
Beginning of year	450,634,940	275,991,763	471,480,902	298,399,687	383,492,250	253,163,222
End of year	$511,964,099	$450,634,940	$515,318,881	$471,480,902	$438,126,656	$383,492,250
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	41

STATEMENTS OF CHANGES IN NET ASSETS

Continued
	Multi-Index 2020 Lifetime Portfolio		Multi-Index 2015 Lifetime Portfolio		Multi-Index 2010 Lifetime Portfolio
	Year ended 8-31-22	Year ended 8-31-21	Year ended 8-31-22	Year ended 8-31-21	Year ended 8-31-22	Year ended 8-31-21
Increase (decrease) in net assets
From operations
Net investment income	$5,404,516	$3,469,850	$1,704,245	$1,123,552	$1,281,175	$872,487
Net realized gain	7,739,387	10,317,663	1,357,422	3,026,181	845,249	1,814,254
Change in net unrealized appreciation (depreciation)	(41,416,327)	9,616,267	(10,815,205)	2,183,553	(6,919,687)	1,421,937
Increase (decrease) in net assets resulting from operations	(28,272,424)	23,403,780	(7,753,538)	6,333,286	(4,793,263)	4,108,678
Distributions to shareholders
From earnings
Class A	(1,931,447)	—	(426,685)	—	(128,277)	—
Class R4	(312,715)	(250,892)	(41,807)	(32,225)	(14,351)	(10,940)
Class R6	(3,413,680)	(2,027,179)	(1,240,663)	(957,089)	(433,284)	(258,771)
Class 1	(9,116,734)	(6,058,043)	(2,619,689)	(1,877,699)	(2,205,321)	(1,616,835)
Total distributions	(14,774,576)	(8,336,114)	(4,328,844)	(2,867,013)	(2,781,233)	(1,886,546)
Portfolio share transactions
From portfolio share transactions	62,831,773	33,251,268	18,493,300	7,297,148	11,618,341	6,240,971
Total increase	19,784,773	48,318,934	6,410,918	10,763,421	4,043,845	8,463,103
Net assets
Beginning of year	198,714,990	150,396,056	57,030,481	46,267,060	40,710,322	32,247,219
End of year	$218,499,763	$198,714,990	$63,441,399	$57,030,481	$44,754,167	$40,710,322
42	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
Multi-Index 2065 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Multi-Index 2065 Lifetime Portfolio
Class A
08-31-2022	13.52	0.07[5]	(2.16)	(2.09)	(0.12)	(0.16)	(0.28)	11.15	(15.86)[6]	1.66	0.42	0.61	1,417	89
08-31-2021[7]	12.85	—[5,8]	0.67	0.67	—	—	—	13.52	5.21[6,9]	8.46[10]	0.41[10]	0.06[10]	225	19[11]
Class R4
08-31-2022	13.51	0.15[5]	(2.21)	(2.06)	(0.14)	(0.16)	(0.30)	11.15	(15.66)	1.57	0.23	1.26	292	89
08-31-2021[12]	10.00	0.11[5]	3.50	3.61	(0.10)	—	(0.10)	13.51	36.28[9]	8.34[10]	0.19[10]	0.99[10]	204	19
Class R6
08-31-2022	13.52	0.19[5]	(2.23)	(2.04)	(0.17)	(0.16)	(0.33)	11.15	(15.52)	1.25	0.01	1.61	410	89
08-31-2021[12]	10.00	0.17[5]	3.45	3.62	(0.10)	—	(0.10)	13.52	36.44[9]	8.06[10]	0.01[10]	1.52[10]	68	19
Class 1
08-31-2022	13.52	0.16[5]	(2.19)	(2.03)	(0.17)	(0.16)	(0.33)	11.16	(15.48)	1.29	0.05	1.34	15,871	89
08-31-2021[12]	10.00	0.07[5]	3.55	3.62	(0.10)	—	(0.10)	13.52	36.42[9]	8.10[10]	0.05[10]	0.58[10]	5,699	19

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share for the periods ended 8-31-22 and 8-31-21 and 0.01% and less than 0.005% for the period ended 8-31-22 and 8-31-21, respectively.
[6] Does not reflect the effect of sales charges, if any.
[7] The inception date for Class A shares is 6-21-21.
[8] Less than $0.005 per share.
[9] Not annualized.
[10] Annualized.
[11] Portfolio turnover is shown for the period from 9-23-20 to 8-31-21.
[12] Period from 9-23-20 (commencement of operations) to 8-31-21.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	43

Financial highlights continued
Multi-Index 2060 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Multi-Index 2060 Lifetime Portfolio
Class A
08-31-2022	16.14	0.13[5]	(2.55)	(2.42)	(0.17)	(0.58)	(0.75)	12.97	(15.84)[6]	0.84	0.42	0.94	10,978	81
08-31-2021[7]	15.35	(0.01)	0.80	0.79	—	—	—	16.14	5.15[6,8]	0.88[9]	0.41[9]	(0.24)[9]	1,905	15[10]
Class R4
08-31-2022	16.14	0.19[5]	(2.58)	(2.39)	(0.20)	(0.58)	(0.78)	12.97	(15.70)	0.78	0.26	1.31	2,006	81
08-31-2021	12.95	0.13	3.48	3.61	(0.18)	(0.24)	(0.42)	16.14	28.37	0.83	0.26	0.85	1,726	15
08-31-2020	12.06	0.13	1.59	1.72	(0.26)	(0.57)	(0.83)	12.95	14.56	1.02	0.24	1.16	376	32
08-31-2019	12.89	0.24[5]	(0.35)	(0.11)	(0.21)	(0.51)	(0.72)	12.06	(0.04)	1.00	0.16	1.97[5]	53	13
08-31-2018	12.03	0.23[5]	1.12	1.35	(0.20)	(0.29)	(0.49)	12.89	11.35	1.65	0.16	1.84[5]	57	24
Class R6
08-31-2022	16.16	0.22[5]	(2.59)	(2.37)	(0.23)	(0.58)	(0.81)	12.98	(15.54)	0.43	0.01	1.50	32,711	81
08-31-2021	12.96	0.19	3.46	3.65	(0.21)	(0.24)	(0.45)	16.16	28.68	0.48	0.01	1.31	23,276	15
08-31-2020	12.06	0.22	1.53	1.75	(0.28)	(0.57)	(0.85)	12.96	14.84	0.70	—	1.90	8,365	32
08-31-2019	12.90	0.22[5]	(0.32)	(0.10)	(0.23)	(0.51)	(0.74)	12.06	0.08	0.75	—	1.88[5]	2,758	13
08-31-2018	12.03	0.26[5]	1.12	1.38	(0.22)	(0.29)	(0.51)	12.90	11.61	1.40	—	2.08[5]	948	24
Class 1
08-31-2022	16.15	0.22[5]	(2.58)	(2.36)	(0.23)	(0.58)	(0.81)	12.98	(15.52)	0.47	0.05	1.52	71,791	81
08-31-2021	12.96	0.20	3.43	3.63	(0.20)	(0.24)	(0.44)	16.15	28.54	0.52	0.05	1.39	67,257	15
08-31-2020	12.06	0.25	1.50	1.75	(0.28)	(0.57)	(0.85)	12.96	14.77	0.73	0.05	2.08	36,437	32
08-31-2019	12.90	0.23[5]	(0.33)	(0.10)	(0.23)	(0.51)	(0.74)	12.06	0.03	0.78	0.05	1.92[5]	24,271	13
08-31-2018	12.03	0.22[5]	1.15	1.37	(0.21)	(0.29)	(0.50)	12.90	11.56	1.44	0.05	1.75[5]	15,168	24

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share for the periods ended 8-31-22, 8-31-19 and 8-31-18 and 0.01%, 0.01% and less than 0.005% for the periods ended 8-31-22, 8-31-19 and 8-31-18, respectively.
[6] Does not reflect the effect of sales charges, if any.
[7] The inception date for Class A shares is 6-21-21.
[8] Not annualized.
[9] Annualized.
[10] Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
44	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multi-Index 2055 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Multi-Index 2055 Lifetime Portfolio
Class A
08-31-2022	15.05	0.13[5]	(2.37)	(2.24)	(0.16)	(0.61)	(0.77)	12.04	(15.78)[6]	0.76	0.42	1.00	23,337	79
08-31-2021[7]	14.31	(0.01)	0.75	0.74	—	—	—	15.05	5.17[6,8]	0.76[9]	0.41[9]	(0.27)[9]	4,336	15[10]
Class R4
08-31-2022	15.03	0.18[5]	(2.41)	(2.23)	(0.18)	(0.61)	(0.79)	12.01	(15.73)	0.71	0.26	1.36	4,586	79
08-31-2021	12.15	0.15	3.21	3.36	(0.17)	(0.31)	(0.48)	15.03	28.26	0.71	0.26	1.11	5,128	15
08-31-2020	11.48	0.06	1.58	1.64	(0.25)	(0.72)	(0.97)	12.15	14.67	0.76	0.26	0.57	2,219	28
08-31-2019	12.71	0.23[5]	(0.40)	(0.17)	(0.23)	(0.83)	(1.06)	11.48	(0.14)	0.65	0.16	1.96[5]	52	18
08-31-2018	12.18	0.23[5]	1.13	1.36	(0.23)	(0.60)	(0.83)	12.71	11.42	0.73	0.16	1.86[5]	55	17
Class R6
08-31-2022	15.05	0.21[5]	(2.40)	(2.19)	(0.22)	(0.61)	(0.83)	12.03	(15.51)	0.36	0.01	1.56	69,354	79
08-31-2021	12.16	0.19	3.20	3.39	(0.19)	(0.31)	(0.50)	15.05	28.60	0.36	0.01	1.39	57,666	15
08-31-2020	11.48	0.23	1.44	1.67	(0.27)	(0.72)	(0.99)	12.16	14.95	0.42	—	2.04	24,431	28
08-31-2019	12.71	0.21[5]	(0.36)	(0.15)	(0.25)	(0.83)	(1.08)	11.48	0.06	0.40	—	1.86[5]	10,711	18
08-31-2018	12.19	0.20[5]	1.17	1.37	(0.25)	(0.60)	(0.85)	12.71	11.49	0.48	—	1.64[5]	4,456	17
Class 1
08-31-2022	15.06	0.21[5]	(2.40)	(2.19)	(0.22)	(0.61)	(0.83)	12.04	(15.53)	0.40	0.05	1.54	140,924	79
08-31-2021	12.16	0.19	3.21	3.40	(0.19)	(0.31)	(0.50)	15.06	28.63	0.40	0.05	1.42	144,622	15
08-31-2020	11.49	0.24	1.42	1.66	(0.27)	(0.72)	(0.99)	12.16	14.78	0.46	0.05	2.13	90,699	28
08-31-2019	12.72	0.23[5]	(0.39)	(0.16)	(0.24)	(0.83)	(1.07)	11.49	0.00[11]	0.44	0.05	2.01[5]	71,469	18
08-31-2018	12.19	0.24[5]	1.13	1.37	(0.24)	(0.60)	(0.84)	12.72	11.52	0.51	0.05	1.90[5]	66,316	17

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share and 0.01% for the periods ended 8-31-22, 8-31-19 and 8-31-18.
[6] Does not reflect the effect of sales charges, if any.
[7] The inception date for Class A shares is 6-21-21.
[8] Not annualized.
[9] Annualized.
[10] Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
[11] Less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	45

Financial highlights continued
Multi-Index 2050 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Multi-Index 2050 Lifetime Portfolio
Class A
08-31-2022	15.16	0.12[5]	(2.38)	(2.26)	(0.16)	(0.63)	(0.79)	12.11	(15.84)[6]	0.75	0.42	0.91	37,655	80
08-31-2021[7]	14.41	(0.01)	0.76	0.75	—	—	—	15.16	5.20[6,8]	0.74[9]	0.41[9]	(0.28)[9]	4,180	17[10]
Class R4
08-31-2022	15.14	0.19[5]	(2.42)	(2.23)	(0.18)	(0.63)	(0.81)	12.10	(15.65)	0.69	0.26	1.36	6,648	80
08-31-2021	12.27	0.14	3.25	3.39	(0.17)	(0.35)	(0.52)	15.14	28.30	0.69	0.26	0.99	7,284	17
08-31-2020	11.61	0.10	1.56	1.66	(0.25)	(0.75)	(1.00)	12.27	14.61	0.73	0.26	0.95	2,351	30
08-31-2019	12.85	0.10[5]	(0.28)	(0.18)	(0.23)	(0.83)	(1.06)	11.61	(0.18)	0.68	0.24	0.87[5]	241	19
08-31-2018	12.26	0.23[5]	1.14	1.37	(0.22)	(0.56)	(0.78)	12.85	11.44	0.66	0.16	1.86[5]	56	14
Class R6
08-31-2022	15.15	0.21[5]	(2.40)	(2.19)	(0.22)	(0.63)	(0.85)	12.11	(15.43)	0.34	0.01	1.57	103,056	80
08-31-2021	12.28	0.19	3.23	3.42	(0.20)	(0.35)	(0.55)	15.15	28.55	0.34	0.01	1.42	94,579	17
08-31-2020	11.62	0.24	1.45	1.69	(0.28)	(0.75)	(1.03)	12.28	14.89	0.38	—	2.09	48,478	30
08-31-2019	12.85	0.23[5]	(0.38)	(0.15)	(0.25)	(0.83)	(1.08)	11.62	0.11	0.36	—	1.98[5]	26,188	19
08-31-2018	12.26	0.23[5]	1.16	1.39	(0.24)	(0.56)	(0.80)	12.85	11.61	0.41	—	1.84[5]	18,646	14
Class 1
08-31-2022	15.16	0.21[5]	(2.42)	(2.21)	(0.21)	(0.63)	(0.84)	12.11	(15.52)	0.38	0.05	1.53	176,669	80
08-31-2021	12.28	0.19	3.23	3.42	(0.19)	(0.35)	(0.54)	15.16	28.59	0.38	0.05	1.42	171,428	17
08-31-2020	11.62	0.25	1.43	1.68	(0.27)	(0.75)	(1.02)	12.28	14.82	0.42	0.05	2.16	109,857	30
08-31-2019	12.85	0.23[5]	(0.38)	(0.15)	(0.25)	(0.83)	(1.08)	11.62	0.05	0.39	0.05	2.01[5]	91,692	19
08-31-2018	12.27	0.24[5]	1.13	1.37	(0.23)	(0.56)	(0.79)	12.85	11.46	0.45	0.05	1.90[5]	88,412	14

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share and 0.01% for the periods ended 8-31-22, 8-31-19 and 8-31-18.
[6] Does not reflect the effect of sales charges, if any.
[7] The inception date for Class A shares is 6-21-21.
[8] Not annualized.
[9] Annualized.
[10] Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
46	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multi-Index 2045 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Multi-Index 2045 Lifetime Portfolio
Class A
08-31-2022	14.96	0.12[5]	(2.33)	(2.21)	(0.16)	(0.65)	(0.81)	11.94	(15.74)[6]	0.74	0.42	0.94	44,758	80
08-31-2021[7]	14.22	(0.01)	0.75	0.74	—	—	—	14.96	5.20[6,8]	0.72[9]	0.41[9]	(0.28)[9]	7,583	18[10]
Class R4
08-31-2022	14.93	0.19[5]	(2.38)	(2.19)	(0.18)	(0.65)	(0.83)	11.91	(15.63)	0.68	0.26	1.38	6,716	80
08-31-2021	12.11	0.15	3.19	3.34	(0.17)	(0.35)	(0.52)	14.93	28.31	0.67	0.26	1.12	7,411	18
08-31-2020	11.49	0.13	1.51	1.64	(0.26)	(0.76)	(1.02)	12.11	14.67	0.70	0.27	1.18	3,188	33
08-31-2019	12.76	0.20[5]	(0.38)	(0.18)	(0.23)	(0.86)	(1.09)	11.49	(0.11)	0.60	0.18	1.72[5]	50	19
08-31-2018	12.21	0.23[5]	1.14	1.37	(0.22)	(0.60)	(0.82)	12.76	11.37	0.62	0.16	1.87[5]	56	12
Class R6
08-31-2022	14.97	0.22[5]	(2.37)	(2.15)	(0.22)	(0.65)	(0.87)	11.95	(15.39)	0.33	0.01	1.60	122,435	80
08-31-2021	12.14	0.20	3.18	3.38	(0.20)	(0.35)	(0.55)	14.97	28.59	0.32	0.01	1.44	116,109	18
08-31-2020	11.51	0.24	1.43	1.67	(0.28)	(0.76)	(1.04)	12.14	14.94	0.35	—	2.16	66,299	33
08-31-2019	12.77	0.22[5]	(0.37)	(0.15)	(0.25)	(0.86)	(1.11)	11.51	0.09	0.33	—	1.96[5]	44,013	19
08-31-2018	12.22	0.23[5]	1.15	1.38	(0.23)	(0.60)	(0.83)	12.77	11.61	0.37	—	1.85[5]	32,149	12
Class 1
08-31-2022	14.96	0.21[5]	(2.37)	(2.16)	(0.21)	(0.65)	(0.86)	11.94	(15.43)	0.37	0.05	1.56	235,373	80
08-31-2021	12.13	0.19	3.19	3.38	(0.20)	(0.35)	(0.55)	14.96	28.56	0.36	0.05	1.41	241,713	18
08-31-2020	11.50	0.24	1.42	1.66	(0.27)	(0.76)	(1.03)	12.13	14.89	0.39	0.05	2.15	142,635	33
08-31-2019	12.76	0.23[5]	(0.39)	(0.16)	(0.24)	(0.86)	(1.10)	11.50	0.03	0.37	0.05	2.02[5]	120,446	19
08-31-2018	12.22	0.24[5]	1.13	1.37	(0.23)	(0.60)	(0.83)	12.76	11.47	0.40	0.05	1.90[5]	121,475	12

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share and 0.01% for the periods ended 8-31-22, 8-31-19 and 8-31-18.
[6] Does not reflect the effect of sales charges, if any.
[7] The inception date for Class A shares is 6-21-21.
[8] Not annualized.
[9] Annualized.
[10] Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	47

Financial highlights continued
Multi-Index 2040 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Multi-Index 2040 Lifetime Portfolio
Class A
08-31-2022	14.71	0.14	(2.29)	(2.15)	(0.17)	(0.62)	(0.79)	11.77	(15.55)[5]	0.76	0.43	1.11	48,066	75
08-31-2021[6]	14.02	(0.01)	0.70	0.69	—	—	—	14.71	4.92[5,7]	0.74[8]	0.41[8]	(0.21)[8]	7,706	20[9]
Class R4
08-31-2022	14.71	0.20	(2.32)	(2.12)	(0.20)	(0.62)	(0.82)	11.77	(15.40)	0.70	0.27	1.49	7,079	75
08-31-2021	12.12	0.13	3.05	3.18	(0.18)	(0.41)	(0.59)	14.71	26.96	0.68	0.26	0.95	7,774	20
08-31-2020	11.50	0.08	1.57	1.65	(0.26)	(0.77)	(1.03)	12.12	14.75	0.69	0.26	0.77	1,808	41
08-31-2019	12.79	0.23[10]	(0.38)	(0.15)	(0.23)	(0.91)	(1.14)	11.50	0.11	0.58	0.17	1.96[10]	54	18
08-31-2018	12.25	0.24	1.10	1.34	(0.22)	(0.58)	(0.80)	12.79	11.20	0.61	0.16	1.87	56	15
Class R6
08-31-2022	14.72	0.23	(2.32)	(2.09)	(0.23)	(0.62)	(0.85)	11.78	(15.19)	0.36	0.02	1.71	107,439	75
08-31-2021	12.13	0.20	3.00	3.20	(0.20)	(0.41)	(0.61)	14.72	27.21	0.33	0.01	1.50	101,995	20
08-31-2020	11.50	0.25	1.43	1.68	(0.28)	(0.77)	(1.05)	12.13	15.05	0.35	0.01	2.21	56,804	41
08-31-2019	12.80	0.23[10]	(0.37)	(0.14)	(0.25)	(0.91)	(1.16)	11.50	0.23	0.33	—	2.01[10]	37,168	18
08-31-2018	12.25	0.24	1.13	1.37	(0.24)	(0.58)	(0.82)	12.80	11.46	0.36	—	1.90	27,193	15
Class 1
08-31-2022	14.72	0.22	(2.31)	(2.09)	(0.23)	(0.62)	(0.85)	11.78	(15.22)	0.40	0.06	1.67	273,561	75
08-31-2021	12.13	0.20	3.00	3.20	(0.20)	(0.41)	(0.61)	14.72	27.16	0.37	0.05	1.51	273,588	20
08-31-2020	11.50	0.25	1.42	1.67	(0.27)	(0.77)	(1.04)	12.13	14.98	0.39	0.06	2.23	171,471	41
08-31-2019	12.79	0.24[10]	(0.38)	(0.14)	(0.24)	(0.91)	(1.15)	11.50	0.25	0.37	0.05	2.04[10]	152,593	18
08-31-2018	12.25	0.24	1.11	1.35	(0.23)	(0.58)	(0.81)	12.79	11.32	0.39	0.05	1.92	151,315	15

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced and other income not been received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Does not reflect the effect of sales charges, if any.
[6] The inception date for Class A shares is 6-21-21.
[7] Not annualized.
[8] Annualized.
[9] Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
[10] Net investment income (loss) per share and net investment income (loss) ratio reflect other income received from the Advisor for reimbursement of indirect net expenses associated with the portfolio’s investments in underlying investment companies of less than $0.005 per share and less than 0.005% for the periods ended 8-31-19.
48	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multi-Index 2035 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Multi-Index 2035 Lifetime Portfolio
Class A
08-31-2022	14.26	0.15	(2.20)	(2.05)	(0.17)	(0.59)	(0.76)	11.45	(15.29)[5]	0.78	0.45	1.22	56,843	69
08-31-2021[6]	13.64	—[7]	0.62	0.62	—	—	—	14.26	4.55[5,8]	0.75[9]	0.43[9]	(0.09)[9]	7,671	24[10]
Class R4
08-31-2022	14.26	0.21	(2.24)	(2.03)	(0.19)	(0.59)	(0.78)	11.45	(15.15)	0.72	0.29	1.62	9,617	69
08-31-2021	12.00	0.16	2.69	2.85	(0.18)	(0.41)	(0.59)	14.26	24.47	0.70	0.27	1.24	10,690	24
08-31-2020	11.40	0.15	1.42	1.57	(0.27)	(0.70)	(0.97)	12.00	14.15	0.71	0.29	1.39	3,970	42
08-31-2019	12.52	0.22	(0.28)	(0.06)	(0.24)	(0.82)	(1.06)	11.40	0.72	0.61	0.19	1.92	66	19
08-31-2018	12.11	0.24	0.98	1.22	(0.23)	(0.58)	(0.81)	12.52	10.35	0.61	0.18	1.96	55	15
Class R6
08-31-2022	14.27	0.24	(2.23)	(1.99)	(0.23)	(0.59)	(0.82)	11.46	(14.93)	0.37	0.04	1.87	115,856	69
08-31-2021	12.01	0.21	2.67	2.88	(0.21)	(0.41)	(0.62)	14.27	24.73	0.35	0.02	1.58	115,558	24
08-31-2020	11.40	0.25	1.35	1.60	(0.29)	(0.70)	(0.99)	12.01	14.45	0.36	0.03	2.27	61,944	42
08-31-2019	12.52	0.24	(0.28)	(0.04)	(0.26)	(0.82)	(1.08)	11.40	0.93	0.34	0.01	2.11	38,369	19
08-31-2018	12.11	0.24	1.00	1.24	(0.25)	(0.58)	(0.83)	12.52	10.51	0.36	0.01	1.96	20,590	15
Class 1
08-31-2022	14.27	0.23	(2.23)	(2.00)	(0.22)	(0.59)	(0.81)	11.46	(14.97)	0.41	0.08	1.81	329,648	69
08-31-2021	12.01	0.21	2.67	2.88	(0.21)	(0.41)	(0.62)	14.27	24.67	0.39	0.06	1.62	316,717	24
08-31-2020	11.40	0.26	1.33	1.59	(0.28)	(0.70)	(0.98)	12.01	14.40	0.40	0.08	2.28	210,077	42
08-31-2019	12.52	0.25	(0.29)	(0.04)	(0.26)	(0.82)	(1.08)	11.40	0.88	0.38	0.06	2.19	185,231	19
08-31-2018	12.11	0.25	0.99	1.24	(0.25)	(0.58)	(0.83)	12.52	10.46	0.40	0.06	2.01	195,082	15

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Does not reflect the effect of sales charges, if any.
[6] The inception date for Class A shares is 6-21-21.
[7] Less than $0.005 per share.
[8] Not annualized.
[9] Annualized.
[10] Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	49

Financial highlights continued
Multi-Index 2030 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Multi-Index 2030 Lifetime Portfolio
Class A
08-31-2022	13.81	0.19	(2.08)	(1.89)	(0.18)	(0.59)	(0.77)	11.15	(14.59)[5]	0.80	0.47	1.58	67,199	69
08-31-2021[6]	13.26	—[7]	0.55	0.55	—	—	—	13.81	4.15[5,8]	0.77[9]	0.46[9]	0.12[9]	9,031	31[10]
Class R4
08-31-2022	13.81	0.24	(2.11)	(1.87)	(0.20)	(0.59)	(0.79)	11.15	(14.44)	0.74	0.31	1.89	10,514	69
08-31-2021	11.90	0.19	2.31	2.50	(0.19)	(0.40)	(0.59)	13.81	21.64	0.72	0.30	1.48	11,545	31
08-31-2020	11.31	0.19	1.26	1.45	(0.27)	(0.59)	(0.86)	11.90	13.20	0.74	0.32	1.78	6,232	45
08-31-2019	12.20	0.24	(0.15)	0.09	(0.25)	(0.73)	(0.98)	11.31	1.80	0.62	0.21	2.18	56	24
08-31-2018	11.95	0.25	0.80	1.05	(0.23)	(0.57)	(0.80)	12.20	9.03	0.63	0.21	2.07	54	19
Class R6
08-31-2022	13.82	0.27	(2.10)	(1.83)	(0.24)	(0.59)	(0.83)	11.16	(14.23)	0.39	0.06	2.15	104,775	69
08-31-2021	11.91	0.22	2.31	2.53	(0.22)	(0.40)	(0.62)	13.82	21.88	0.37	0.05	1.68	102,495	31
08-31-2020	11.32	0.25	1.22	1.47	(0.29)	(0.59)	(0.88)	11.91	13.38	0.39	0.06	2.29	46,937	45
08-31-2019	12.21	0.25	(0.14)	0.11	(0.27)	(0.73)	(1.00)	11.32	2.01	0.37	0.04	2.29	21,285	24
08-31-2018	11.95	0.24	0.84	1.08	(0.25)	(0.57)	(0.82)	12.21	9.30	0.38	0.05	1.98	6,635	19
Class 1
08-31-2022	13.82	0.26	(2.10)	(1.84)	(0.23)	(0.59)	(0.82)	11.16	(14.25)	0.43	0.10	2.09	332,831	69
08-31-2021	11.91	0.23	2.29	2.52	(0.21)	(0.40)	(0.61)	13.82	21.83	0.41	0.09	1.77	348,410	31
08-31-2020	11.31	0.26	1.21	1.47	(0.28)	(0.59)	(0.87)	11.91	13.43	0.42	0.11	2.35	245,230	45
08-31-2019	12.20	0.26	(0.16)	0.10	(0.26)	(0.73)	(0.99)	11.31	1.94	0.41	0.09	2.33	216,585	24
08-31-2018	11.95	0.25	0.82	1.07	(0.25)	(0.57)	(0.82)	12.20	9.16	0.42	0.10	2.12	229,653	19

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Does not reflect the effect of sales charges, if any.
[6] The inception date for Class A shares is 6-21-21.
[7] Less than $0.005 per share.
[8] Not annualized.
[9] Annualized.
[10] Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
50	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multi-Index 2025 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Multi-Index 2025 Lifetime Portfolio
Class A
08-31-2022	13.07	0.21	(1.84)	(1.63)	(0.19)	(0.58)	(0.77)	10.67	(13.36)[5]	0.84	0.51	1.88	85,495	59
08-31-2021[6]	12.62	0.01	0.44	0.45	—	—	—	13.07	3.57[5,7]	0.81[8]	0.49[8]	0.45[8]	12,112	41[9]
Class R4
08-31-2022	13.07	0.26	(1.88)	(1.62)	(0.21)	(0.58)	(0.79)	10.66	(13.30)	0.78	0.35	2.15	6,167	59
08-31-2021	11.62	0.20	1.88	2.08	(0.20)	(0.43)	(0.63)	13.07	18.50	0.76	0.34	1.67	7,251	41
08-31-2020	11.15	0.20	1.07	1.27	(0.28)	(0.52)	(0.80)	11.62	11.74	0.77	0.36	1.82	4,177	62
08-31-2019	11.86	0.27	(0.04)[10]	0.23	(0.27)	(0.67)	(0.94)	11.15	2.94	0.66	0.25	2.40	55	25
08-31-2018	11.72	0.26	0.62	0.88	(0.24)	(0.50)	(0.74)	11.86	7.72	0.67	0.25	2.20	53	23
Class R6
08-31-2022	13.09	0.28	(1.87)	(1.59)	(0.24)	(0.58)	(0.82)	10.68	(13.06)	0.43	0.10	2.39	85,455	59
08-31-2021	11.63	0.23	1.89	2.12	(0.23)	(0.43)	(0.66)	13.09	18.84	0.41	0.09	1.89	91,021	41
08-31-2020	11.15	0.27	1.03	1.30	(0.30)	(0.52)	(0.82)	11.63	11.98	0.42	0.10	2.45	43,689	62
08-31-2019	11.87	0.24	—[10,11]	0.24	(0.29)	(0.67)	(0.96)	11.15	3.05	0.41	0.08	2.23	17,092	25
08-31-2018	11.72	0.27	0.64	0.91	(0.26)	(0.50)	(0.76)	11.87	7.96	0.42	0.08	2.29	4,587	23
Class 1
08-31-2022	13.08	0.28	(1.88)	(1.60)	(0.23)	(0.58)	(0.81)	10.67	(13.10)	0.47	0.14	2.35	261,009	59
08-31-2021	11.62	0.24	1.88	2.12	(0.23)	(0.43)	(0.66)	13.08	18.81	0.45	0.13	1.94	273,108	41
08-31-2020	11.14	0.27	1.02	1.29	(0.29)	(0.52)	(0.81)	11.62	11.94	0.46	0.15	2.46	205,297	62
08-31-2019	11.86	0.28	(0.05)[10]	0.23	(0.28)	(0.67)	(0.95)	11.14	2.99	0.44	0.13	2.52	200,661	25
08-31-2018	11.72	0.27	0.63	0.90	(0.26)	(0.50)	(0.76)	11.86	7.83	0.46	0.13	2.26	215,247	23

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Does not reflect the effect of sales charges, if any.
[6] The inception date for Class A shares is 6-21-21.
[7] Not annualized.
[8] Annualized.
[9] Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
[10] The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of the sales and repurchases of shares in relation to fluctuating market values of the investments of the portfolio.
[11] Less than $0.005 per share.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	51

Financial highlights continued
Multi-Index 2020 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Multi-Index 2020 Lifetime Portfolio
Class A
08-31-2022	12.40	0.23	(1.65)	(1.42)	(0.20)	(0.59)	(0.79)	10.19	(12.31)[5]	0.94	0.57	2.16	58,199	54
08-31-2021[6]	12.04	0.01	0.35	0.36	—	—	—	12.40	2.99[5,7]	0.91[8]	0.55[8]	0.56[8]	8,174	48[9]
Class R4
08-31-2022	12.39	0.27	(1.67)	(1.40)	(0.22)	(0.59)	(0.81)	10.18	(12.17)	0.87	0.41	2.36	3,551	54
08-31-2021	11.34	0.22	1.44	1.66	(0.22)	(0.39)	(0.61)	12.39	15.08	0.86	0.40	1.89	5,186	48
08-31-2020	11.01	0.24	0.80	1.04	(0.29)	(0.42)	(0.71)	11.34	9.66	0.86	0.39	2.26	4,746	78
08-31-2019	11.48	0.24	0.13	0.37	(0.28)	(0.56)	(0.84)	11.01	4.12	0.75	0.29	2.25	101	24
08-31-2018	11.45	0.27	0.43	0.70	(0.26)	(0.41)	(0.67)	11.48	6.25	0.74	0.26	2.34	52	30
Class R6
08-31-2022	12.42	0.30	(1.67)	(1.37)	(0.25)	(0.59)	(0.84)	10.21	(11.92)	0.53	0.16	2.62	42,809	54
08-31-2021	11.36	0.25	1.45	1.70	(0.25)	(0.39)	(0.64)	12.42	15.41	0.51	0.14	2.12	47,943	48
08-31-2020	11.02	0.27	0.80	1.07	(0.31)	(0.42)	(0.73)	11.36	9.97	0.51	0.13	2.52	38,491	78
08-31-2019	11.49	0.27	0.12	0.39	(0.30)	(0.56)	(0.86)	11.02	4.32	0.47	0.10	2.54	9,368	24
08-31-2018	11.46	0.25	0.47	0.72	(0.28)	(0.41)	(0.69)	11.49	6.42	0.49	0.10	2.21	2,816	30
Class 1
08-31-2022	12.41	0.29	(1.67)	(1.38)	(0.24)	(0.59)	(0.83)	10.20	(11.96)	0.57	0.20	2.58	113,942	54
08-31-2021	11.35	0.25	1.44	1.69	(0.24)	(0.39)	(0.63)	12.41	15.37	0.55	0.19	2.11	137,412	48
08-31-2020	11.01	0.29	0.77	1.06	(0.30)	(0.42)	(0.72)	11.35	9.93	0.54	0.18	2.70	107,158	78
08-31-2019	11.48	0.30	0.08	0.38	(0.29)	(0.56)	(0.85)	11.01	4.27	0.50	0.15	2.73	124,872	24
08-31-2018	11.46	0.28	0.42	0.70	(0.27)	(0.41)	(0.68)	11.48	6.28	0.52	0.15	2.44	141,470	30

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Does not reflect the effect of sales charges, if any.
[6] The inception date for Class A shares is 6-21-21.
[7] Not annualized.
[8] Annualized.
[9] Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
52	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multi-Index 2015 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Multi-Index 2015 Lifetime Portfolio
Class A
08-31-2022	11.76	0.24	(1.51)	(1.27)	(0.19)	(0.51)	(0.70)	9.79	(11.55)[5]	1.11	0.58	2.34	12,908	64
08-31-2021[6]	11.46	0.02	0.28	0.30	—	—	—	11.76	2.62[5,7]	1.12[8]	0.57[8]	0.81[8]	1,932	58[9]
Class R4
08-31-2022	11.75	0.27	(1.52)	(1.25)	(0.21)	(0.51)	(0.72)	9.78	(11.41)	1.06	0.42	2.50	592	64
08-31-2021	11.00	0.22	1.16	1.38	(0.21)	(0.42)	(0.63)	11.75	13.00	1.07	0.41	1.98	672	58
08-31-2020	10.82	0.22	0.67	0.89	(0.30)	(0.41)	(0.71)	11.00	8.45	1.11	0.40	2.12	1,582	99
08-31-2019	11.07	0.29	0.20	0.49	(0.29)	(0.45)	(0.74)	10.82	5.20	0.90	0.27	2.73	50	27
08-31-2018	11.18	0.27	0.28	0.55	(0.28)	(0.38)	(0.66)	11.07	5.01	0.96	0.27	2.47	52	28
Class R6
08-31-2022	11.77	0.30	(1.51)	(1.21)	(0.24)	(0.51)	(0.75)	9.81	(11.08)	0.71	0.17	2.76	17,101	64
08-31-2021	11.02	0.26	1.15	1.41	(0.24)	(0.42)	(0.66)	11.77	13.24	0.72	0.16	2.27	19,660	58
08-31-2020	10.82	0.28	0.64	0.92	(0.31)	(0.41)	(0.72)	11.02	8.81	0.76	0.14	2.63	15,783	99
08-31-2019	11.07	0.27	0.23	0.50	(0.30)	(0.45)	(0.75)	10.82	5.39	0.65	0.10	2.57	3,227	27
08-31-2018	11.18	0.31	0.26	0.57	(0.30)	(0.38)	(0.68)	11.07	5.17	0.71	0.11	2.80	880	28
Class 1
08-31-2022	11.77	0.30	(1.53)	(1.23)	(0.23)	(0.51)	(0.74)	9.80	(11.20)	0.75	0.22	2.74	32,841	64
08-31-2021	11.02	0.25	1.16	1.41	(0.24)	(0.42)	(0.66)	11.77	13.19	0.76	0.21	2.23	34,767	58
08-31-2020	10.82	0.29	0.63	0.92	(0.31)	(0.41)	(0.72)	11.02	8.76	0.80	0.19	2.72	28,901	99
08-31-2019	11.07	0.30	0.20	0.50	(0.30)	(0.45)	(0.75)	10.82	5.33	0.69	0.15	2.84	36,564	27
08-31-2018	11.18	0.28	0.28	0.56	(0.29)	(0.38)	(0.67)	11.07	5.12	0.75	0.16	2.56	42,181	28

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Does not reflect the effect of sales charges, if any.
[6] The inception date for Class A shares is 6-21-21.
[7] Not annualized.
[8] Annualized.
[9] Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	53

Financial highlights continued
Multi-Index 2010 Lifetime Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in thousands)	Portfolio turnover (%)
Multi-Index 2010 Lifetime Portfolio
Class A
08-31-2022	11.49	0.26	(1.42)	(1.16)	(0.21)	(0.45)	(0.66)	9.67	(10.72)[5]	1.26	0.60	2.55	3,404	69
08-31-2021[6]	11.23	0.04	0.22	0.26	—	—	—	11.49	2.32[5,7]	1.25[8]	0.59[8]	1.79[8]	79	62[9]
Class R4
08-31-2022	11.48	0.29	(1.43)	(1.14)	(0.23)	(0.45)	(0.68)	9.66	(10.58)	1.18	0.42	2.71	218	69
08-31-2021	10.84	0.24	0.96	1.20	(0.22)	(0.34)	(0.56)	11.48	11.36	1.16	0.40	2.14	241	62
08-31-2020	10.53	0.25	0.57	0.82	(0.27)	(0.24)	(0.51)	10.84	7.92	1.25	0.38	2.44	207	96
08-31-2019	10.81	0.29	0.25	0.54	(0.31)	(0.51)	(0.82)	10.53	5.91	1.07	0.28	2.84	50	35
08-31-2018	10.93	0.28	0.15	0.43	(0.28)	(0.27)	(0.55)	10.81	3.97	1.13	0.27	2.57	51	49
Class R6
08-31-2022	11.50	0.31	(1.42)	(1.11)	(0.26)	(0.45)	(0.71)	9.68	(10.34)	0.86	0.19	2.92	7,161	69
08-31-2021	10.86	0.26	0.96	1.22	(0.24)	(0.34)	(0.58)	11.50	11.57	0.84	0.18	2.33	7,176	62
08-31-2020	10.55	0.32	0.51	0.83	(0.28)	(0.24)	(0.52)	10.86	8.09	0.92	0.14	3.05	4,651	96
08-31-2019	10.83	0.28	0.28	0.56	(0.33)	(0.51)	(0.84)	10.55	6.10	0.82	0.11	2.77	2,172	35
08-31-2018	10.94	0.31	0.14	0.45	(0.29)	(0.27)	(0.56)	10.83	4.22	0.88	0.10	2.88	964	49
Class 1
08-31-2022	11.49	0.30	(1.41)	(1.11)	(0.26)	(0.45)	(0.71)	9.67	(10.38)	0.90	0.23	2.89	33,971	69
08-31-2021	10.85	0.26	0.95	1.21	(0.23)	(0.34)	(0.57)	11.49	11.53	0.88	0.22	2.32	33,215	62
08-31-2020	10.54	0.28	0.55	0.83	(0.28)	(0.24)	(0.52)	10.85	8.04	0.96	0.19	2.74	27,389	96
08-31-2019	10.82	0.30	0.25	0.55	(0.32)	(0.51)	(0.83)	10.54	6.05	0.86	0.16	2.95	24,556	35
08-31-2018	10.93	0.29	0.16	0.45	(0.29)	(0.27)	(0.56)	10.82	4.17	0.92	0.15	2.67	28,723	49

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Does not reflect the effect of sales charges, if any.
[6] The inception date for Class A shares is 6-21-21.
[7] Not annualized.
[8] Annualized.
[9] Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
54	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Funds II (the Trust) is an open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, twelve of which are presented in this report (collectively, the Multi-Index Lifetime Portfolios, or the portfolios and individually, the portfolio). The portfolios operate as “funds of funds” that may invest in affiliated underlying funds of the Trust, other funds in the John Hancock group of funds complex, non-John Hancock funds and certain other permitted investments.
The portfolios may offer multiple classes of shares. The shares currently offered by the portfolios are detailed in the Statements of assets and liabilities. Class A shares are offered to all investors. Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
The investment objective of each portfolio is to seek high total return through each portfolio’s target retirement dates, with a greater focus on income beyond the target dates. Total return, commonly understood as the combination of income and capital appreciation, includes interest, capital gains, dividends, and distributions realized over a given period of time.
The accounting policies of the underlying funds in which the portfolios invest are outlined in the underlying funds’ shareholder reports, which include the underlying funds’ financial statements. These are available on the Securities and Exchange Commission (SEC) website at sec.gov. John Hancock underlying funds’ shareholder reports are also available without charge by calling 800-225-5291 or visiting jhinvestments.com. The underlying funds are not covered by this report.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the portfolios’ Valuation Policies and Procedures.
In order to value the securities, the portfolios use the following valuation techniques: Investments by the portfolios in underlying affiliated funds and other open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Equity securities, including exchange-traded or closed-end funds, held by the portfolios are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the portfolios’ Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the portfolios’ Pricing Committee, following procedures established by the Board of Trustees. The portfolios use fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	55

The following is a summary of the values by input classification of the portfolios’ investments as of August 31, 2022, by major security category or type:
	Total value at 8-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multi-Index 2065 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$9,351,759	$9,351,759	—	—
Unaffiliated investment companies	8,184,700	8,184,700	—	—
Common stocks	302	—	—	$302
U.S. Government and Agency obligations	379,168	—	$379,168	—
Warrants	94	94	—	—
Short-term investments	33,398	33,398	—	—
Total investments in securities	$17,949,421	$17,569,951	$379,168	$302

Multi-Index 2060 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$60,996,488	$60,996,488	—	—
Unaffiliated investment companies	53,523,870	53,523,870	—	—
Common stocks	2,342	—	—	$2,342
U.S. Government and Agency obligations	2,557,160	—	$2,557,160	—
Warrants	728	728	—	—
Short-term investments	1,196,814	1,196,814	—	—
Total investments in securities	$118,277,402	$115,717,900	$2,557,160	$2,342

Multi-Index 2055 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$123,904,351	$123,904,351	—	—
Unaffiliated investment companies	108,609,799	108,609,799	—	—
Common stocks	4,908	—	—	$4,908
U.S. Government and Agency obligations	5,220,929	—	$5,220,929	—
Warrants	1,519	1,519	—	—
Short-term investments	2,399,817	2,399,817	—	—
Total investments in securities	$240,141,323	$234,915,486	$5,220,929	$4,908

Multi-Index 2050 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$168,354,483	$168,354,483	—	—
Unaffiliated investment companies	147,367,633	147,367,633	—	—
Common stocks	6,726	—	—	$6,726
U.S. Government and Agency obligations	7,096,367	—	$7,096,367	—
Warrants	2,085	2,085	—	—
Short-term investments	3,305,426	3,305,426	—	—
Total investments in securities	$326,132,720	$319,029,627	$7,096,367	$6,726

Multi-Index 2045 Lifetime Portfolio
Investments in securities:
Assets
56	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

	Total value at 8-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multi-Index 2045 Lifetime Portfolio (continued)
Affiliated investment companies	$208,685,504	$208,685,504	—	—
Unaffiliated investment companies	188,016,854	188,016,854	—	—
Common stocks	8,583	—	$1	$8,582
U.S. Government and Agency obligations	10,925,870	—	10,925,870	—
Warrants	2,661	2,661	—	—
Short-term investments	4,627,757	4,627,757	—	—
Total investments in securities	$412,267,229	$401,332,776	$10,925,871	$8,582

Multi-Index 2040 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$200,581,691	$200,581,691	—	—
Unaffiliated investment companies	213,049,471	213,049,471	—	—
Common stocks	8,273	—	$1	$8,272
U.S. Government and Agency obligations	20,733,332	—	20,733,332	—
Warrants	2,563	2,563	—	—
Short-term investments	10,485,441	10,485,441	—	—
Total investments in securities	$444,860,771	$424,119,166	$20,733,333	$8,272

Multi-Index 2035 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$211,372,844	$211,372,844	—	—
Unaffiliated investment companies	264,992,629	264,992,629	—	—
Common stocks	8,851	—	$1	$8,850
U.S. Government and Agency obligations	33,552,277	—	33,552,277	—
Warrants	2,743	2,743	—	—
Short-term investments	13,301,301	13,301,301	—	—
Total investments in securities	$523,230,645	$489,669,517	$33,552,278	$8,850

Multi-Index 2030 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$184,281,471	$184,281,471	—	—
Unaffiliated investment companies	285,070,667	285,070,667	—	—
Common stocks	7,934	—	$1	$7,933
U.S. Government and Agency obligations	44,101,943	—	44,101,943	—
Warrants	2,458	2,458	—	—
Short-term investments	51,231,732	51,231,732	—	—
Total investments in securities	$564,696,205	$520,586,328	$44,101,944	$7,933

Multi-Index 2025 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$124,151,789	$124,151,789	—	—
Unaffiliated investment companies	271,534,790	271,534,790	—	—
Common stocks	5,346	—	—	$5,346
U.S. Government and Agency obligations	41,101,025	—	$41,101,025	—
Warrants	1,655	1,655	—	—
Short-term investments	20,685,388	20,685,388	—	—
Total investments in securities	$457,479,993	$416,373,622	$41,101,025	$5,346

ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	57

	Total value at 8-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multi-Index 2020 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$39,529,732	$39,529,732	—	—
Unaffiliated investment companies	158,110,535	158,110,535	—	—
Common stocks	1,652	—	—	$1,652
U.S. Government and Agency obligations	20,057,102	—	$20,057,102	—
Warrants	511	511	—	—
Short-term investments	15,679,528	15,679,528	—	—
Total investments in securities	$233,379,060	$213,320,306	$20,057,102	$1,652

Multi-Index 2015 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$10,593,779	$10,593,779	—	—
Unaffiliated investment companies	46,756,944	46,756,944	—	—
Common stocks	427	—	—	$427
U.S. Government and Agency obligations	5,868,409	—	$5,868,409	—
Warrants	132	132	—	—
Short-term investments	4,079,591	4,079,591	—	—
Total investments in securities	$67,299,282	$61,430,446	$5,868,409	$427

Multi-Index 2010 Lifetime Portfolio
Investments in securities:
Assets
Affiliated investment companies	$5,362,363	$5,362,363	—	—
Unaffiliated investment companies	35,213,523	35,213,523	—	—
Common stocks	227	—	—	$227
U.S. Government and Agency obligations	4,015,336	—	$4,015,336	—
Warrants	70	70	—	—
Short-term investments	5,583,186	5,583,186	—	—
Total investments in securities	$50,174,705	$46,159,142	$4,015,336	$227
Level 3 includes securities valued at $0. Refer to Portfolios’ investments.
Inflation-indexed bonds. Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. If these decreases are in excess of income previously recorded, an adjustment to the cost of the security is made.
Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the portfolios may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the portfolios may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolio becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Return of capital distributions from underlying funds, if any, are treated as a reduction of cost.
58	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Securities lending. The portfolios may lend their securities to earn additional income. The portfolios receive collateral from the borrower in an amount not less than the market value of the loaned securities. The portfolios may invest their cash collateral in JHCT, an affiliate of the portfolios, which has a floating NAV and is registered with the SEC as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. Each portfolio will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral. Effective November 19, 2021, JHCT converted to a prime money market fund.
The portfolios have the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the portfolios for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the portfolios could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the portfolios will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The portfolios receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the portfolios is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.
Obligations to repay collateral received by the portfolios are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. The following table summarizes the values of securities loaned by the portfolios and the corresponding cash collateral received at August 31, 2022:
Portfolio	Market value of securities on loan	Cash collateral received
Multi-Index 2060 Lifetime Portfolio	$846,560	$864,240
Multi-Index 2055 Lifetime Portfolio	1,733,820	1,770,030
Multi-Index 2050 Lifetime Portfolio	2,348,390	2,397,435
Multi-Index 2045 Lifetime Portfolio	3,414,730	3,486,045
Multi-Index 2040 Lifetime Portfolio	8,844,836	9,054,593
Multi-Index 2035 Lifetime Portfolio	11,119,133	11,659,138
Multi-Index 2030 Lifetime Portfolio	44,922,249	49,668,822
Multi-Index 2025 Lifetime Portfolio	18,905,242	19,350,891
Multi-Index 2020 Lifetime Portfolio	14,721,294	15,205,985
Multi-Index 2015 Lifetime Portfolio	3,999,510	4,090,104
Multi-Index 2010 Lifetime Portfolio	4,439,252	5,382,339
Subsequent to August 31, 2022, Multi-Index 2030 Lifetime Portfolio and Multi-Index 2010 Lifetime Portfolio returned $3,676,531 and $848,940, respectively, of cash collateral to the securities lending agent for securities on loan which were returned on August 31, 2022.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Portfolios that invest internationally generally carry more risk than portfolios that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Overdraft. The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios’ custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end, if any, are presented under the caption Due to custodian in the Statements of assets and liabilities.
Line of credit. The portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a portfolio can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating portfolio based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statements of operations.
Commitment fees for the year ended August 31, 2022 were as follows:
Portfolio	Commitment fee
Multi-Index 2065 Lifetime Portfolio	$3,729
Multi-Index 2060 Lifetime Portfolio	4,037
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	59

Portfolio	Commitment fee
Multi-Index 2055 Lifetime Portfolio	$4,431
Multi-Index 2050 Lifetime Portfolio	4,686
Multi-Index 2045 Lifetime Portfolio	4,989
Multi-Index 2040 Lifetime Portfolio	5,064
Multi-Index 2035 Lifetime Portfolio	5,314
Multi-Index 2030 Lifetime Portfolio	5,374
Multi-Index 2025 Lifetime Portfolio	5,095
Multi-Index 2020 Lifetime Portfolio	4,393
Multi-Index 2015 Lifetime Portfolio	3,894
Multi-Index 2010 Lifetime Portfolio	3,832
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of August 31, 2022, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
For federal income tax purposes, the costs of investments owned on August 31, 2022, including short-term investments, were as follows:
Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Multi-Index 2065 Lifetime Portfolio	$19,948,165	$26	$(1,998,770)	$(1,998,744)
Multi-Index 2060 Lifetime Portfolio	129,932,087	510,921	(12,165,606)	(11,654,685)
Multi-Index 2055 Lifetime Portfolio	262,945,023	2,182,866	(24,986,566)	(22,803,700)
Multi-Index 2050 Lifetime Portfolio	357,740,019	2,483,725	(34,091,024)	(31,607,299)
Multi-Index 2045 Lifetime Portfolio	452,891,180	3,718,624	(44,342,575)	(40,623,951)
Multi-Index 2040 Lifetime Portfolio	489,678,009	4,807,310	(49,624,548)	(44,817,238)
Multi-Index 2035 Lifetime Portfolio	579,219,692	6,629,768	(62,618,815)	(55,989,047)
Multi-Index 2030 Lifetime Portfolio	623,535,277	7,182,849	(66,021,921)	(58,839,072)
Multi-Index 2025 Lifetime Portfolio	507,336,006	6,121,046	(55,977,059)	(49,856,013)
Multi-Index 2020 Lifetime Portfolio	257,136,783	2,986,534	(26,744,257)	(23,757,723)
Multi-Index 2015 Lifetime Portfolio	74,392,524	668,966	(7,762,208)	(7,093,242)
Multi-Index 2010 Lifetime Portfolio	55,242,991	386,748	(5,455,034)	(5,068,286)
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, annually.
The tax character of distributions for the year ended August 31, 2022 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Multi-Index 2065 Lifetime Portfolio	$237,492	$25,764	$263,256
Multi-Index 2060 Lifetime Portfolio	2,627,933	2,712,120	5,340,053
Multi-Index 2055 Lifetime Portfolio	5,671,465	7,056,469	12,727,934
Multi-Index 2050 Lifetime Portfolio	7,494,589	9,834,079	17,328,668
Multi-Index 2045 Lifetime Portfolio	9,839,160	13,570,800	23,409,960
Multi-Index 2040 Lifetime Portfolio	10,354,471	14,654,481	25,008,952
Multi-Index 2035 Lifetime Portfolio	12,166,330	17,078,957	29,245,287
Multi-Index 2030 Lifetime Portfolio	12,918,028	19,340,068	32,258,096
Multi-Index 2025 Lifetime Portfolio	10,522,686	16,663,330	27,186,016
Multi-Index 2020 Lifetime Portfolio	5,203,591	9,570,985	14,774,576
60	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Portfolio	Ordinary Income	Long Term Capital Gains	Total
Multi-Index 2015 Lifetime Portfolio	$1,678,044	$2,650,800	$4,328,844
Multi-Index 2010 Lifetime Portfolio	1,190,516	1,590,717	2,781,233
The tax character of distributions for the year ended August 31, 2021 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Multi-Index 2065 Lifetime Portfolio	$3,237	—	$3,237
Multi-Index 2060 Lifetime Portfolio	895,701	$844,658	1,740,359
Multi-Index 2055 Lifetime Portfolio	2,312,962	2,955,749	5,268,711
Multi-Index 2050 Lifetime Portfolio	3,095,681	4,398,245	7,493,926
Multi-Index 2045 Lifetime Portfolio	4,131,115	6,028,820	10,159,935
Multi-Index 2040 Lifetime Portfolio	4,792,167	7,360,993	12,153,160
Multi-Index 2035 Lifetime Portfolio	6,076,199	8,536,052	14,612,251
Multi-Index 2030 Lifetime Portfolio	7,394,509	8,806,843	16,201,352
Multi-Index 2025 Lifetime Portfolio	6,780,025	7,950,850	14,730,875
Multi-Index 2020 Lifetime Portfolio	4,201,443	4,134,671	8,336,114
Multi-Index 2015 Lifetime Portfolio	1,214,849	1,652,165	2,867,014
Multi-Index 2010 Lifetime Portfolio	827,719	1,058,828	1,886,547
Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. For federal income tax purposes, net capital losses that are a result of security transactions occurring after October 31, 2021, are being deferred and are treated as occurring on September 1, 2022, the first day of the portfolios’ next taxable year. As of August 31, 2022, the components of distributable earnings on a tax basis were as follows:
Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Post-October Deferral
Multi-Index 2065 Lifetime Portfolio	$37,531	—	$319,936
Multi-Index 2060 Lifetime Portfolio	255,763	$6,083,564	—
Multi-Index 2055 Lifetime Portfolio	590,440	15,225,041	—
Multi-Index 2050 Lifetime Portfolio	797,106	18,895,603	—
Multi-Index 2045 Lifetime Portfolio	1,122,293	25,316,039	—
Multi-Index 2040 Lifetime Portfolio	1,544,554	24,745,356	—
Multi-Index 2035 Lifetime Portfolio	2,521,144	27,581,982	—
Multi-Index 2030 Lifetime Portfolio	3,918,563	26,878,214	—
Multi-Index 2025 Lifetime Portfolio	4,381,847	16,741,945	—
Multi-Index 2020 Lifetime Portfolio	2,705,133	5,386,460	—
Multi-Index 2015 Lifetime Portfolio	896,707	1,279,687	—
Multi-Index 2010 Lifetime Portfolio	716,242	1,018,402	—
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios’ financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	61

Management fee. The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor as detailed below. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirect, wholly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The portfolios are not responsible for payment of the subadvisory fees.
The management fee has two components: (1) a fee on assets invested in a fund of the Trust or John Hancock Funds III (JHF III) (Assets in a fund of the Trust or JHF III); and (2) a fee on assets invested in investments other than a fund of the Trust or JHF III (Other assets). Aggregate net assets include the net assets of the portfolios, similar portfolios of John Hancock Variable Insurance Trust (JHVIT), and similar portfolios of the Trust. JHVIT funds are advised by an affiliate of the Advisor, John Hancock Variable Trust Advisers LLC and are distributed by an affiliate of the Advisor, John Hancock Distributors, LLC.
Management fees are determined in accordance with the following schedule:
	First $7.5 billion of aggregate net assets	Excess over $7.5 billion of aggregate net assets
Assets in a fund of the Trust or JHF III	0.060%	0.050%
Other assets	0.510%	0.500%
Expense reimbursements. The Advisor has contractually agreed to reduce its management fees or if necessary make payment to each portfolio in an amount by which certain expenses, including underlying fund expenses (acquired fund fees), exceed the amount indicated below of the respective portfolio’s average net assets. This agreement expires on December 31, 2022, unless renewed by mutual agreement of the portfolio and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Portfolio	Expense limitation as a percentage of average net assets
Multi-Index 2065 Lifetime Portfolio	0.31%
Multi-Index 2060 Lifetime Portfolio	0.31%
Multi-Index 2055 Lifetime Portfolio	0.31%
Multi-Index 2050 Lifetime Portfolio	0.31%
Multi-Index 2045 Lifetime Portfolio	0.31%
Multi-Index 2040 Lifetime Portfolio	0.31%
Portfolio	Expense limitation as a percentage of average net assets
Multi-Index 2035 Lifetime Portfolio	0.31%
Multi-Index 2030 Lifetime Portfolio	0.32%
Multi-Index 2025 Lifetime Portfolio	0.34%
Multi-Index 2020 Lifetime Portfolio	0.35%
Multi-Index 2015 Lifetime Portfolio	0.36%
Multi-Index 2010 Lifetime Portfolio	0.36%

Payments under this arrangement are intended to reimburse the portfolios for a portion of the indirect net expenses associated with the portfolios’ investments in underlying funds. Amounts received in excess of portfolio level operating expenses, if any, are included as Other income received from advisor in the Statements of operations.
The Advisor has voluntarily agreed to waive its management fee for each portfolio so that the aggregate management fee retained by the Advisor with respect to both the portfolio and its underlying investments (after payment of subadvisory fees) does not exceed 0.51% of the portfolio’s first $7.5 billion of average net assets and 0.50% of the portfolio’s average net assets in excess of $7.5 billion. The Advisor may terminate this voluntary waiver at any time upon notice to the Trust.
For the year ended August 31, 2022, the expense reductions under these agreements amounted to the following and are reflected as a reduction of total expenses in the Statements of operations:
	Expense reimbursement by class
Portfolio	Class A	Class R4	Class R6	Class 1	Total
Multi-Index 2065 Lifetime Portfolio	$9,798	$3,192	$2,726	$138,950	$154,666
Multi-Index 2060 Lifetime Portfolio	31,154	7,974	117,716	298,729	455,573
Multi-Index 2055 Lifetime Portfolio	53,789	17,176	223,045	499,648	793,658
Multi-Index 2050 Lifetime Portfolio	81,487	23,482	328,220	589,335	1,022,524
Multi-Index 2045 Lifetime Portfolio	95,873	22,919	387,419	779,589	1,285,800
Multi-Index 2040 Lifetime Portfolio	105,886	25,295	354,621	931,877	1,417,679
Multi-Index 2035 Lifetime Portfolio	119,629	33,975	389,166	1,103,938	1,646,708
Multi-Index 2030 Lifetime Portfolio	145,223	37,160	359,480	1,185,812	1,727,675
Multi-Index 2025 Lifetime Portfolio	186,316	22,508	297,233	912,632	1,418,689
Multi-Index 2020 Lifetime Portfolio	134,312	16,349	171,133	463,664	785,458
Multi-Index 2015 Lifetime Portfolio	45,630	3,454	98,743	188,749	336,576
Multi-Index 2010 Lifetime Portfolio	14,958	1,529	46,969	232,032	295,488
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2022, were equivalent to a net annual effective rate of the portfolios’ average daily net assets as follows:
62	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Portfolio	Net Annual Effective Rate
Multi-Index 2065 Lifetime Portfolio	0.00%
Multi-Index 2060 Lifetime Portfolio	0.00%
Multi-Index 2055 Lifetime Portfolio	0.00%
Multi-Index 2050 Lifetime Portfolio	0.00%
Multi-Index 2045 Lifetime Portfolio	0.00%
Multi-Index 2040 Lifetime Portfolio	0.00%
Portfolio	Net Annual Effective Rate
Multi-Index 2035 Lifetime Portfolio	0.00%
Multi-Index 2030 Lifetime Portfolio	0.00%
Multi-Index 2025 Lifetime Portfolio	0.03%
Multi-Index 2020 Lifetime Portfolio	0.05%
Multi-Index 2015 Lifetime Portfolio	0.00%
Multi-Index 2010 Lifetime Portfolio	0.00%
Accounting and legal services. Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2022, amounted to an annual rate of 0.01% of the portfolios’ average daily net assets.
Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. In addition, under a service plan for certain classes as detailed below, the portfolios pay for certain other services. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios’ shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class R4	0.25%	0.10%
Class 1	0.05%	—
The portfolios’ Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on December 31, 2022, unless renewed by mutual agreement of the portfolios and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to the following for Class R4 shares for the year ended August 31, 2022:
Portfolio	Class R4
Multi-Index 2065 Lifetime Portfolio	$240
Multi-Index 2060 Lifetime Portfolio	1,883
Multi-Index 2055 Lifetime Portfolio	4,951
Multi-Index 2050 Lifetime Portfolio	7,066
Multi-Index 2045 Lifetime Portfolio	7,149
Multi-Index 2040 Lifetime Portfolio	7,563
Portfolio	Class R4
Multi-Index 2035 Lifetime Portfolio	$10,331
Multi-Index 2030 Lifetime Portfolio	11,144
Multi-Index 2025 Lifetime Portfolio	6,824
Multi-Index 2020 Lifetime Portfolio	4,491
Multi-Index 2015 Lifetime Portfolio	650
Multi-Index 2010 Lifetime Portfolio	231

Sales charges. Class A shares are assessed up-front sales charges of up to 5.00% of net asset value for such shares. The following table summarizes the net up-front sales charges received by the Distributor during the year ended August 31, 2022:
	Multi-Index 2065 Lifetime Portfolio	Multi-Index 2060 Lifetime Portfolio	Multi-Index 2055 Lifetime Portfolio	Multi-Index 2050 Lifetime Portfolio	Multi-Index 2045 Lifetime Portfolio	Multi-Index 2040 Lifetime Portfolio	Multi-Index 2035 Lifetime Portfolio	Multi-Index 2030 Lifetime Portfolio	Multi-Index 2025 Lifetime Portfolio	Multi-Index 2015 Lifetime Portfolio
Total sales charges	$134	$342	$292	$3,069	$2,693	$4,268	$1,636	$6,953	$192	$23
Retained for printing prospectus, advertising and sales literature	24	54	39	482	441	785	245	1,105	34	3
Sales commission to unrelated broker-dealers	110	288	253	2,587	2,252	3,483	1,391	5,848	158	20
Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2022, there were no CDSCs received by the Distributor for Class A shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	63

Class level expenses. Class level expenses for the year ended August 31, 2022 were as follows:
Portfolio	Class	Distribution and service fees	Transfer agent fees
Multi-Index 2065 Lifetime Portfolio	Class A	$2,609	$1,026
	Class R4	773	22
	Class R6	—	22
	Class 1	5,577	—
	Total	$8,959	$1,070
Multi-Index 2060 Lifetime Portfolio	Class A	$22,105	$8,633
	Class R4	6,575	172
	Class R6	—	2,542
	Class 1	35,256	—
	Total	$63,936	$11,347
Multi-Index 2055 Lifetime Portfolio	Class A	$46,284	$18,076
	Class R4	17,304	449
	Class R6	—	5,854
	Class 1	71,997	—
	Total	$135,585	$24,379
Multi-Index 2050 Lifetime Portfolio	Class A	$73,053	$28,580
	Class R4	24,689	641
	Class R6	—	8,978
	Class 1	88,640	—
	Total	$186,382	$38,199
Multi-Index 2045 Lifetime Portfolio	Class A	$89,145	$34,859
	Class R4	25,000	648
	Class R6	—	10,978
	Class 1	121,540	—
	Total	$235,685	$46,485
Multi-Index 2040 Lifetime Portfolio	Class A	$94,142	$36,793
	Class R4	26,404	686
	Class R6	—	9,633
	Class 1	139,262	—
	Total	$259,808	$47,112
Multi-Index 2035 Lifetime Portfolio	Class A	$108,261	$42,369
	Class R4	36,163	936
	Class R6	—	10,736
	Class 1	167,726	—
	Total	$312,150	$54,041
Multi-Index 2030 Lifetime Portfolio	Class A	$129,490	$50,685
	Class R4	39,039	1,011
	Class R6	—	9,778
	Class 1	177,754	—
	Total	$346,283	$61,474
Multi-Index 2025 Lifetime Portfolio	Class A	$168,009	$65,750
	Class R4	23,884	618
	Class R6	—	8,173
	Class 1	138,255	—
	Total	$330,148	$74,541
Multi-Index 2020 Lifetime Portfolio	Class A	$109,587	$42,906
	Class R4	15,614	405
	Class R6	—	4,252
	Class 1	63,642	—
	Total	$188,843	$47,563
64	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Portfolio	Class	Distribution and service fees	Transfer agent fees
Multi-Index 2015 Lifetime Portfolio	Class A	$25,806	$10,104
	Class R4	2,271	59
	Class R6	—	1,683
	Class 1	17,770	—
	Total	$45,847	$11,846
Multi-Index 2010 Lifetime Portfolio	Class A	$6,690	$2,611
	Class R4	757	21
	Class R6	—	644
	Class 1	17,493	—
	Total	$24,940	$3,276
Trustee expenses. The portfolios compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on their net assets relative to other funds within the John Hancock group of funds complex.
Note 5—Portfolio share transactions
Transactions in portfolios’ shares for the years ended August 31, 2022 and 2021 were as follows:
Multi-Index 2065 Lifetime Portfolio	Year Ended 8-31-22		Period ended 8-31-21[1]
	Shares	Amount	Shares	Amount
Class A shares[2]
Sold	151,573	$1,920,626	18,048	$236,974
Distributions reinvested	572	7,752	—	—
Repurchased	(41,745)	(513,256)	(1,386)	(18,401)
Net increase	110,400	$1,415,122	16,662	$218,573
Class R4 shares
Sold	12,481	$153,210	15,510	$188,841
Distributions reinvested	268	3,627	—	—
Repurchased	(1,661)	(20,683)	(430)	(5,753)
Net increase	11,088	$136,154	15,080	$183,088
Class R6 shares
Sold	33,991	$428,587	5,000	$50,000
Distributions reinvested	350	4,737	—	—
Repurchased	(2,586)	(29,188)	—	—
Net increase	31,755	$404,136	5,000	$50,000
Class 1 shares
Sold	1,064,326	$13,266,019	447,325	$5,643,934
Distributions reinvested	17,956	242,944	144	1,676
Repurchased	(81,589)	(969,567)	(26,087)	(321,651)
Net increase	1,000,693	$12,539,396	421,382	$5,323,959
Total net increase	1,153,936	$14,494,808	458,124	$5,775,620

[1]	Period from 9-23-20 (commencement of operations) to 8-31-21.
[2]	The inception date for Class A shares is 6-21-21.

Multi-Index 2060 Lifetime Portfolio	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class A shares[1]
Sold	1,031,950	$15,271,563	138,869	$2,203,444
Distributions reinvested	18,220	287,333	—	—
Repurchased	(322,011)	(4,691,633)	(20,875)	(331,809)
Net increase	728,159	$10,867,263	117,994	$1,871,635
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	65

Multi-Index 2060 Lifetime Portfolio , Cont’d	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	60,105	$879,892	86,309	$1,343,539
Distributions reinvested	5,822	91,759	874	12,135
Repurchased	(18,257)	(269,786)	(9,274)	(129,628)
Net increase	47,670	$701,865	77,909	$1,226,046
Class R6 shares
Sold	1,197,746	$17,281,743	945,616	$13,806,684
Distributions reinvested	86,966	1,368,847	26,641	369,514
Repurchased	(206,196)	(3,086,963)	(176,985)	(2,661,729)
Net increase	1,078,516	$15,563,627	795,272	$11,514,469
Class 1 shares
Sold	1,658,463	$24,188,887	1,576,649	$23,041,183
Distributions reinvested	228,007	3,591,110	97,890	1,358,710
Repurchased	(520,618)	(7,780,462)	(323,141)	(4,588,070)
Net increase	1,365,852	$19,999,535	1,351,398	$19,811,823
Total net increase	3,220,197	$47,132,290	2,342,573	$34,423,973

[1]	The inception date for Class A shares is 6-21-21.

Multi-Index 2055 Lifetime Portfolio	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class A shares[1]
Sold	2,282,658	$31,254,816	310,434	$4,599,011
Distributions reinvested	49,937	730,576	—	—
Repurchased	(681,733)	(9,159,210)	(22,365)	(330,829)
Net increase	1,650,862	$22,826,182	288,069	$4,268,182
Class R4 shares
Sold	60,862	$818,555	179,516	$2,607,546
Distributions reinvested	19,109	278,803	6,517	84,260
Repurchased	(39,399)	(530,270)	(27,490)	(364,316)
Net increase	40,572	$567,088	158,543	$2,327,490
Class R6 shares
Sold	2,109,442	$28,433,886	2,071,435	$28,128,193
Distributions reinvested	246,554	3,597,228	98,925	1,278,110
Repurchased	(423,485)	(5,690,957)	(347,626)	(4,773,852)
Net increase	1,932,511	$26,340,157	1,822,734	$24,632,451
Class 1 shares
Sold	2,658,282	$35,784,295	2,663,035	$36,607,324
Distributions reinvested	556,255	8,121,327	301,881	3,906,341
Repurchased	(1,113,064)	(15,484,373)	(815,973)	(10,886,231)
Net increase	2,101,473	$28,421,249	2,148,943	$29,627,434
Total net increase	5,725,418	$78,154,676	4,418,289	$60,855,557

[1]	The inception date for Class A shares is 6-21-21.

66	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Multi-Index 2050 Lifetime Portfolio	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class A shares[1]
Sold	3,781,338	$52,344,612	300,239	$4,469,393
Distributions reinvested	76,608	1,127,671	—	—
Repurchased	(1,024,589)	(13,717,967)	(24,499)	(365,789)
Net increase	2,833,357	$39,754,316	275,740	$4,103,604
Class R4 shares
Sold	74,897	$1,022,521	315,847	$4,656,462
Distributions reinvested	27,100	398,103	7,220	94,072
Repurchased	(33,441)	(470,624)	(33,617)	(453,376)
Net increase	68,556	$950,000	289,450	$4,297,158
Class R6 shares
Sold	2,679,864	$35,990,805	2,721,176	$37,185,593
Distributions reinvested	387,212	5,684,275	188,263	2,451,180
Repurchased	(796,175)	(11,042,620)	(616,850)	(8,448,335)
Net increase	2,270,901	$30,632,460	2,292,589	$31,188,438
Class 1 shares
Sold	3,703,388	$50,645,660	3,316,877	$46,125,334
Distributions reinvested	688,810	10,118,619	380,083	4,948,674
Repurchased	(1,113,593)	(15,554,242)	(1,333,360)	(17,890,859)
Net increase	3,278,605	$45,210,037	2,363,600	$33,183,149
Total net increase	8,451,419	$116,546,813	5,221,379	$72,772,349

[1]	The inception date for Class A shares is 6-21-21.

Multi-Index 2045 Lifetime Portfolio	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class A shares[1]
Sold	4,264,119	$57,800,730	570,492	$8,385,541
Distributions reinvested	93,151	1,350,686	—	—
Repurchased	(1,114,843)	(14,726,468)	(63,572)	(934,012)
Net increase	3,242,427	$44,424,948	506,920	$7,451,529
Class R4 shares
Sold	72,121	$963,087	243,616	$3,517,862
Distributions reinvested	29,067	420,017	10,798	138,651
Repurchased	(33,698)	(460,284)	(21,159)	(272,104)
Net increase	67,490	$922,820	233,255	$3,384,409
Class R6 shares
Sold	2,790,560	$37,339,112	3,003,560	$40,552,853
Distributions reinvested	498,657	7,215,567	253,916	3,265,356
Repurchased	(795,592)	(10,857,689)	(963,235)	(12,961,522)
Net increase	2,493,625	$33,696,990	2,294,241	$30,856,687
Class 1 shares
Sold	4,153,796	$56,636,572	5,622,978	$77,505,752
Distributions reinvested	996,597	14,420,758	525,344	6,755,928
Repurchased	(1,589,821)	(22,003,202)	(1,749,087)	(23,162,302)
Net increase	3,560,572	$49,054,128	4,399,235	$61,099,378
Total net increase	9,364,114	$128,098,886	7,433,651	$102,792,003

[1]	The inception date for Class A shares is 6-21-21.

ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	67

Multi-Index 2040 Lifetime Portfolio	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class A shares[1]
Sold	4,828,308	$64,716,006	574,313	$8,319,589
Distributions reinvested	110,981	1,582,588	—	—
Repurchased	(1,380,308)	(17,831,885)	(50,598)	(734,776)
Net increase	3,558,981	$48,466,709	523,715	$7,584,813
Class R4 shares
Sold	64,847	$854,892	393,027	$5,644,692
Distributions reinvested	30,987	441,248	6,320	80,577
Repurchased	(22,724)	(292,179)	(20,153)	(258,291)
Net increase	73,110	$1,003,961	379,194	$5,466,978
Class R6 shares
Sold	2,606,711	$34,577,830	3,014,946	$40,512,728
Distributions reinvested	448,354	6,380,074	241,603	3,078,025
Repurchased	(861,684)	(11,471,487)	(1,012,498)	(13,479,281)
Net increase	2,193,381	$29,486,417	2,244,051	$30,111,472
Class 1 shares
Sold	5,314,115	$70,895,716	5,612,370	$76,008,197
Distributions reinvested	1,166,867	16,604,511	706,009	8,994,558
Repurchased	(1,838,086)	(24,843,283)	(1,872,787)	(24,679,609)
Net increase	4,642,896	$62,656,944	4,445,592	$60,323,146
Total net increase	10,468,368	$141,614,031	7,592,552	$103,486,409

[1]	The inception date for Class A shares is 6-21-21.

Multi-Index 2035 Lifetime Portfolio	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class A shares[1]
Sold	5,621,140	$73,148,702	572,191	$8,041,932
Distributions reinvested	122,118	1,685,233	—	—
Repurchased	(1,317,648)	(16,589,959)	(34,341)	(485,808)
Net increase	4,425,610	$58,243,976	537,850	$7,556,124
Class R4 shares
Sold	89,252	$1,147,502	429,321	$5,961,615
Distributions reinvested	42,969	592,118	15,933	199,326
Repurchased	(41,914)	(551,008)	(26,381)	(347,657)
Net increase	90,307	$1,188,612	418,873	$5,813,284
Class R6 shares
Sold	2,905,396	$37,996,786	4,088,078	$53,823,238
Distributions reinvested	521,137	7,176,056	275,137	3,439,217
Repurchased	(1,414,146)	(18,541,150)	(1,425,433)	(18,879,039)
Net increase	2,012,387	$26,631,692	2,937,782	$38,383,416
Class 1 shares
Sold	7,106,370	$93,450,322	6,686,906	$88,782,638
Distributions reinvested	1,434,823	19,771,865	877,195	10,973,708
Repurchased	(1,969,255)	(25,577,202)	(2,869,922)	(37,114,807)
Net increase	6,571,938	$87,644,985	4,694,179	$62,641,539
Total net increase	13,100,242	$173,709,265	8,588,684	$114,394,363

[1]	The inception date for Class A shares is 6-21-21.

68	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Multi-Index 2030 Lifetime Portfolio	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class A shares[1]
Sold	6,690,990	$84,299,623	698,346	$9,505,068
Distributions reinvested	160,242	2,131,223	—	—
Repurchased	(1,479,772)	(18,101,620)	(44,433)	(606,765)
Net increase	5,371,460	$68,329,226	653,913	$8,898,303
Class R4 shares
Sold	105,226	$1,292,534	331,854	$4,475,277
Distributions reinvested	50,754	674,010	24,507	301,434
Repurchased	(49,106)	(608,244)	(43,813)	(562,739)
Net increase	106,874	$1,358,300	312,548	$4,213,972
Class R6 shares
Sold	3,049,049	$39,326,904	4,817,296	$61,143,764
Distributions reinvested	519,089	6,893,497	233,588	2,870,797
Repurchased	(1,597,246)	(20,284,525)	(1,577,164)	(20,249,429)
Net increase	1,970,892	$25,935,876	3,473,720	$43,765,132
Class 1 shares
Sold	7,256,098	$93,065,753	7,226,441	$93,255,061
Distributions reinvested	1,699,964	22,558,522	1,060,140	13,029,121
Repurchased	(4,340,436)	(54,186,383)	(3,665,007)	(46,421,195)
Net increase	4,615,626	$61,437,892	4,621,574	$59,862,987
Total net increase	12,064,852	$157,061,294	9,061,755	$116,740,394

[1]	The inception date for Class A shares is 6-21-21.

Multi-Index 2025 Lifetime Portfolio	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class A shares[1]
Sold	8,964,742	$107,493,382	1,010,145	$13,044,495
Distributions reinvested	217,482	2,720,694	—	—
Repurchased	(2,094,939)	(24,193,311)	(83,735)	(1,087,013)
Net increase	7,087,285	$86,020,765	926,410	$11,957,482
Class R4 shares
Sold	56,268	$670,756	237,171	$3,030,249
Distributions reinvested	35,187	439,487	19,103	225,984
Repurchased	(67,868)	(797,963)	(61,086)	(754,261)
Net increase	23,587	$312,280	195,188	$2,501,972
Class R6 shares
Sold	2,344,740	$28,512,002	4,669,082	$57,297,732
Distributions reinvested	473,920	5,919,258	244,866	2,896,762
Repurchased	(1,771,014)	(21,444,639)	(1,716,836)	(21,147,839)
Net increase	1,047,646	$12,986,621	3,197,112	$39,046,655
Class 1 shares
Sold	5,872,777	$71,393,435	6,899,406	$85,031,594
Distributions reinvested	1,450,401	18,101,006	982,075	11,608,129
Repurchased	(3,744,206)	(44,911,878)	(4,663,455)	(56,927,119)
Net increase	3,578,972	$44,582,563	3,218,026	$39,712,604
Total net increase	11,737,490	$143,902,229	7,536,736	$93,218,713

[1]	The inception date for Class A shares is 6-21-21.

ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	69

Multi-Index 2020 Lifetime Portfolio	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class A shares[1]
Sold	6,274,259	$70,907,824	668,473	$8,221,325
Distributions reinvested	164,239	1,931,447	—	—
Repurchased	(1,388,342)	(15,080,613)	(9,415)	(116,224)
Net increase	5,050,156	$57,758,658	659,058	$8,105,101
Class R4 shares
Sold	30,927	$350,822	132,941	$1,616,177
Distributions reinvested	26,637	312,715	21,950	250,892
Repurchased	(127,367)	(1,410,374)	(155,054)	(1,854,550)
Net increase (decrease)	(69,803)	$(746,837)	(163)	$12,519
Class R6 shares
Sold	1,352,596	$15,874,812	2,026,202	$23,809,600
Distributions reinvested	290,526	3,413,680	177,201	2,027,179
Repurchased	(1,309,694)	(14,920,811)	(1,732,560)	(20,343,374)
Net increase	333,428	$4,367,681	470,843	$5,493,405
Class 1 shares
Sold	3,046,331	$35,200,654	3,802,007	$45,145,844
Distributions reinvested	777,215	9,116,734	530,013	6,058,043
Repurchased	(3,723,421)	(42,865,117)	(2,701,661)	(31,563,644)
Net increase	100,125	$1,452,271	1,630,359	$19,640,243
Total net increase	5,413,906	$62,831,773	2,760,097	$33,251,268

[1]	The inception date for Class A shares is 6-21-21.

Multi-Index 2015 Lifetime Portfolio	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class A shares[1]
Sold	1,412,093	$15,323,547	164,309	$1,911,570
Distributions reinvested	38,165	426,685	—	—
Repurchased	(296,454)	(3,156,200)	—	—
Net increase	1,153,804	$12,594,032	164,309	$1,911,570
Class R4 shares
Sold	3,674	$39,861	10,559	$118,305
Distributions reinvested	3,746	41,807	2,943	32,225
Repurchased	(4,171)	(42,522)	(100,157)	(1,090,908)
Net increase (decrease)	3,249	$39,146	(86,655)	$(940,378)
Class R6 shares
Sold	306,980	$3,245,344	805,399	$9,029,195
Distributions reinvested	111,171	1,240,663	87,326	957,089
Repurchased	(344,081)	(3,627,799)	(655,218)	(7,327,417)
Net increase	74,070	$858,208	237,507	$2,658,867
Class 1 shares
Sold	1,699,585	$19,045,153	1,145,926	$12,955,697
Distributions reinvested	234,739	2,619,689	171,323	1,877,699
Repurchased	(1,538,032)	(16,662,928)	(987,030)	(11,166,307)
Net increase	396,292	$5,001,914	330,219	$3,667,089
Total net increase	1,627,415	$18,493,300	645,380	$7,297,148

[1]	The inception date for Class A shares is 6-21-21.

70	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Multi-Index 2010 Lifetime Portfolio	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class A shares[1]
Sold	528,825	$5,601,204	7,934	$89,715
Distributions reinvested	11,747	128,277	—	—
Repurchased	(195,471)	(2,013,855)	(1,054)	(12,000)
Net increase	345,101	$3,715,626	6,880	$77,715
Class R4 shares
Sold	759	$8,011	1,309	$14,331
Distributions reinvested	1,019	11,105	768	8,299
Repurchased	(189)	(2,149)	(193)	(2,137)
Net increase	1,589	$16,967	1,884	$20,493
Class R6 shares
Sold	227,283	$2,304,712	450,066	$4,976,014
Distributions reinvested	39,714	433,284	23,938	258,771
Repurchased	(151,040)	(1,566,825)	(278,600)	(3,112,041)
Net increase	115,957	$1,171,171	195,404	$2,122,744
Class 1 shares
Sold	2,088,283	$22,923,500	1,264,326	$13,934,050
Distributions reinvested	202,323	2,205,321	149,707	1,616,835
Repurchased	(1,667,739)	(18,414,244)	(1,048,889)	(11,530,866)
Net increase	622,867	$6,714,577	365,144	$4,020,019
Total net increase	1,085,514	$11,618,341	569,312	$6,240,971

[1]	The inception date for Class A shares is 6-21-21.
Affiliates of the Trust owned shares of the following classes of the portfolios on August 31, 2022. Such concentration of shareholders’ capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.
Portfolio	Class	% by Class
Multi-Index 2065 Lifetime Portfolio	A	3%
Multi-Index 2065 Lifetime Portfolio	R4	19%
Multi-Index 2065 Lifetime Portfolio	R6	14%
Multi-Index 2065 Lifetime Portfolio	1	100%
Multi-Index 2060 Lifetime Portfolio	1	100%
Multi-Index 2055 Lifetime Portfolio	1	100%
Multi-Index 2050 Lifetime Portfolio	1	100%
Multi-Index 2045 Lifetime Portfolio	1	100%
Multi-Index 2040 Lifetime Portfolio	1	100%
Multi-Index 2035 Lifetime Portfolio	1	100%
Multi-Index 2030 Lifetime Portfolio	1	100%
Multi-Index 2025 Lifetime Portfolio	1	100%
Multi-Index 2020 Lifetime Portfolio	1	100%
Multi-Index 2015 Lifetime Portfolio	1	100%
Multi-Index 2010 Lifetime Portfolio	R4	21%
Multi-Index 2010 Lifetime Portfolio	1	100%
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to the following for the year ended August 31, 2022:
	Purchases		Sales
Portfolio	U.S. Government	Other issuers	U.S. Government	Other issuers
Multi-Index 2065 Lifetime Portfolio	$394,805	$25,896,452	$42,002	$11,060,821
Multi-Index 2060 Lifetime Portfolio	2,190,007	136,769,851	646,683	86,734,495
Multi-Index 2055 Lifetime Portfolio	4,289,634	264,482,907	1,446,212	179,842,131
Multi-Index 2050 Lifetime Portfolio	5,985,772	367,610,169	1,932,130	243,768,985
Multi-Index 2045 Lifetime Portfolio	9,351,466	451,299,848	2,657,894	315,328,681
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	71

	Purchases		Sales
Portfolio	U.S. Government	Other issuers	U.S. Government	Other issuers
Multi-Index 2040 Lifetime Portfolio	$17,541,482	$451,556,816	$5,026,632	$310,340,441
Multi-Index 2035 Lifetime Portfolio	28,227,085	501,714,260	7,894,580	336,085,579
Multi-Index 2030 Lifetime Portfolio	35,618,891	485,957,446	12,085,412	344,672,290
Multi-Index 2025 Lifetime Portfolio	30,918,814	366,978,214	11,248,076	241,323,428
Multi-Index 2020 Lifetime Portfolio	14,135,771	162,593,413	6,111,026	111,550,568
Multi-Index 2015 Lifetime Portfolio	4,074,423	53,334,275	2,113,442	37,919,261
Multi-Index 2010 Lifetime Portfolio	2,580,520	39,045,331	1,468,115	29,339,165
Note 7—Investment in affiliated underlying funds
Certain portfolios invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolios’ investment may represent a significant portion of each affiliated underlying funds’ net assets. At August 31, 2022, the portfolios did not hold 5% or more of the net assets of any affiliated underlying funds.
Information regarding the portfolios’ fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Multi-Index 2065 Lifetime Portfolio
International Strategic Equity Allocation	474,703	—	$4,698,664	$(137,121)	$(15,839)	$(491,737)	—	—	$4,053,967
John Hancock Collateral Trust	3,334	—	1,354,276	(1,320,236)	(752)	26	$168	—	33,314
Strategic Equity Allocation	—	$3,683,854	6,190,411	(8,636,754)	(1,003,984)	(233,527)	85,853	$853,289	—
U.S. Sector Rotation	618,901	—	6,023,670	(148,079)	(23,332)	(554,467)	—	—	5,297,792
					$(1,043,907)	$(1,279,705)	$86,021	$853,289	$9,385,073
Multi-Index 2060 Lifetime Portfolio
International Strategic Equity Allocation	3,104,293	—	$30,473,225	$(302,946)	$(28,568)	$(3,631,049)	—	—	$26,510,662
John Hancock Collateral Trust*	119,725	$2,426,780	24,809,959	(26,033,813)	(6,593)	128	$8,114	$123	1,196,461
Strategic Equity Allocation	—	55,994,335	24,712,018	(68,785,786)	(2,361,366)	(9,559,201)	860,427	8,551,738	—
U.S. Sector Rotation	4,028,718	—	39,101,024	(329,105)	(34,259)	(4,251,834)	—	—	34,485,826
					$(2,430,786)	$(17,441,956)	$868,541	$8,551,861	$62,192,949
Multi-Index 2055 Lifetime Portfolio
International Strategic Equity Allocation	6,328,801	—	$62,324,922	$(655,341)	$(58,337)	$(7,563,285)	—	—	$54,047,959
John Hancock Collateral Trust*	240,140	$10,508,365	63,865,476	(71,957,459)	(15,965)	(600)	$12,538	$518	2,399,817
Strategic Equity Allocation	—	125,816,454	42,400,278	(142,105,228)	(4,001,957)	(22,109,547)	1,891,215	18,796,680	—
72	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
U.S. Sector Rotation	8,160,793	—	$79,729,197	$(907,797)	$(122,516)	$(8,842,492)	—	—	$69,856,392
					$(4,198,775)	$(38,515,924)	$1,903,753	$18,797,198	$126,304,168
Multi-Index 2050 Lifetime Portfolio
International Strategic Equity Allocation	8,585,157	—	$85,090,464	$(1,494,929)	$(137,175)	$(10,141,120)	—	—	$73,317,240
John Hancock Collateral Trust*	330,761	$7,666,774	106,920,437	(111,256,929)	(22,902)	(1,954)	$22,745	$552	3,305,426
Strategic Equity Allocation	—	164,790,558	62,988,288	(193,035,719)	(5,904,612)	(28,838,515)	2,507,390	24,920,809	—
U.S. Sector Rotation	11,102,482	—	107,657,041	(412,855)	(65,131)	(12,141,812)	—	—	95,037,243
					$(6,129,820)	$(51,123,401)	$2,530,135	$24,921,361	$171,659,909
Multi-Index 2045 Lifetime Portfolio
International Strategic Equity Allocation	10,655,482	—	$105,751,352	$(1,683,259)	$(147,402)	$(12,922,873)	—	—	$90,997,818
John Hancock Collateral Trust*	463,082	$15,825,925	223,243,559	(234,414,435)	(26,481)	(811)	$30,353	—	4,627,757
Strategic Equity Allocation	—	220,205,034	72,711,317	(247,536,399)	(7,525,710)	(37,854,242)	3,268,373	$32,484,181	—
U.S. Sector Rotation	13,748,561	—	133,802,421	(632,540)	(79,455)	(15,402,740)	—	—	117,687,686
					$(7,779,048)	$(66,180,666)	$3,298,726	$32,484,181	$213,313,261
Multi-Index 2040 Lifetime Portfolio
International Strategic Equity Allocation	10,201,819	—	$101,635,420	$(2,021,643)	$(159,007)	$(12,331,232)	—	—	$87,123,538
John Hancock Collateral Trust*	1,049,236	$13,169,427	192,798,461	(195,447,999)	(31,733)	(2,715)	$64,226	—	10,485,441
Strategic Equity Allocation	—	209,999,372	72,456,878	(238,636,880)	(5,954,436)	(37,864,934)	3,168,084	$31,487,412	—
U.S. Sector Rotation	13,254,457	—	129,158,540	(792,230)	(81,484)	(14,826,673)	—	—	113,458,153
					$(6,226,660)	$(65,025,554)	$3,232,310	$31,487,412	$211,067,132
Multi-Index 2035 Lifetime Portfolio
International Strategic Equity Allocation	10,765,048	—	$106,704,057	$(1,463,705)	$(147,045)	$(13,159,795)	—	—	$91,933,512
John Hancock Collateral Trust*	1,331,008	$25,186,339	287,311,787	(299,153,073)	(40,097)	(3,655)	$113,474	$4,177	13,301,301
Strategic Equity Allocation	—	219,246,981	84,172,948	(256,446,714)	(6,313,991)	(40,659,224)	3,391,048	33,703,442	—
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	73

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
U.S. Sector Rotation	13,953,193	—	$135,946,093	$(702,757)	$(71,907)	$(15,732,097)	—	—	$119,439,332
					$(6,573,040)	$(69,554,771)	$3,504,522	$33,707,619	$224,674,145
Multi-Index 2030 Lifetime Portfolio
International Strategic Equity Allocation	9,389,889	—	$93,500,178	$(1,523,532)	$(149,342)	$(11,637,648)	—	—	$80,189,656
John Hancock Collateral Trust*	5,126,557	$16,058,781	390,138,532	(354,890,942)	(70,565)	(4,074)	$360,082	$7,696	51,231,732
Strategic Equity Allocation	—	200,813,026	80,775,434	(238,517,998)	(3,267,798)	(39,802,664)	3,126,629	31,075,395	—
U.S. Sector Rotation	12,160,259	—	121,275,590	(3,230,642)	(305,523)	(13,647,610)	—	—	104,091,815
					$(3,793,228)	$(65,091,996)	$3,486,711	$31,083,091	$235,513,203
Multi-Index 2025 Lifetime Portfolio
International Strategic Equity Allocation	6,322,531	—	$63,198,639	$(1,204,138)	$(117,360)	$(7,882,725)	—	—	$53,994,416
John Hancock Collateral Trust*	2,069,905	$12,154,680	369,499,181	(360,903,621)	(61,477)	(3,375)	$413,136	$5,695	20,685,388
Strategic Equity Allocation	—	131,584,044	55,444,100	(158,982,716)	(667,973)	(27,377,455)	2,048,413	20,359,066	—
U.S. Sector Rotation	8,195,955	—	81,942,686	(2,395,077)	(207,548)	(9,182,688)	—	—	70,157,373
					$(1,054,358)	$(44,446,243)	$2,461,549	$20,364,761	$144,837,177
Multi-Index 2020 Lifetime Portfolio
International Strategic Equity Allocation	2,008,333	—	$19,788,296	$(135,421)	$(17,191)	$(2,484,517)	—	—	$17,151,167
John Hancock Collateral Trust*	1,568,988	$10,734,062	366,611,533	(361,627,698)	(34,881)	(3,488)	$285,888	$6,906	15,679,528
Strategic Equity Allocation	—	42,896,823	19,965,909	(53,924,598)	378,032	(9,316,166)	649,214	6,452,500	—
U.S. Sector Rotation	2,614,318	—	26,386,157	(1,085,673)	(94,748)	(2,827,171)	—	—	22,378,565
					$231,212	$(14,631,342)	$935,102	$6,459,406	$55,209,260
Multi-Index 2015 Lifetime Portfolio
International Strategic Equity Allocation	540,351	—	$5,531,804	$(264,759)	$(29,038)	$(623,413)	—	—	$4,614,594
John Hancock Collateral Trust*	408,229	—	105,277,876	(101,186,626)	(11,205)	(454)	$89,764	$823	4,079,591
Strategic Equity Allocation	—	$11,456,690	6,268,207	(15,098,996)	(265,389)	(2,360,512)	187,876	1,867,301	—
74	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
U.S. Sector Rotation	698,503	—	$7,282,900	$(553,189)	$(57,842)	$(692,684)	—	—	$5,979,185
					$(363,474)	$(3,677,063)	$277,640	$1,868,124	$14,673,370
Multi-Index 2010 Lifetime Portfolio
International Strategic Equity Allocation	273,408	—	$2,885,259	$(216,447)	$(17,565)	$(316,343)	—	—	$2,334,904
John Hancock Collateral Trust*	558,687	$298,657	81,879,753	(76,585,776)	(9,320)	(128)	$76,783	$1,253	5,583,186
Strategic Equity Allocation	—	6,009,674	3,987,005	(8,763,027)	(37,615)	(1,196,037)	89,991	894,414	—
U.S. Sector Rotation	353,675	—	3,916,250	(511,055)	(50,303)	(327,433)	—	—	3,027,459
					$(114,803)	$(1,839,941)	$166,774	$895,667	$10,945,549

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 8—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect portfolio performance.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	75

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of John Hancock Funds II and Shareholders of Multi-Index 2065 Lifetime Portfolio, Multi-Index 2060 Lifetime Portfolio,
Multi-Index 2055 Lifetime Portfolio, Multi-Index 2050 Lifetime Portfolio, Multi-Index 2045 Lifetime Portfolio, Multi-Index 2040 Lifetime Portfolio,
Multi-Index 2035 Lifetime Portfolio, Multi-Index 2030 Lifetime Portfolio, Multi-Index 2025 Lifetime Portfolio, Multi-Index 2020 Lifetime Portfolio,
Multi-Index 2015 Lifetime Portfolio and Multi-Index 2010 Lifetime Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios’ investments, of Multi-Index 2065 Lifetime Portfolio, Multi-Index 2060 Lifetime Portfolio, Multi-Index 2055 Lifetime Portfolio, Multi-Index 2050 Lifetime Portfolio, Multi-Index 2045 Lifetime Portfolio, Multi-Index 2040 Lifetime Portfolio, Multi-Index 2035 Lifetime Portfolio, Multi-Index 2030 Lifetime Portfolio, Multi-Index 2025 Lifetime Portfolio, Multi-Index 2020 Lifetime Portfolio, Multi-Index 2015 Lifetime Portfolio and Multi-Index 2010 Lifetime Portfolio (twelve of the funds constituting John Hancock Funds II, hereafter collectively referred to as the "Portfolios") as of August 31, 2022, the related statements of operations for each of the periods indicated in the table below, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of August 31, 2022, the results of each of their operations for each of the periods indicated in the table below, the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Portfolio	Statements of operations	Statements of changes in net assets	Financial highlights
Multi-Index 2065 Lifetime Portfolio	For the year ended August 31, 2022	For the year ended August 31, 2022 and the period September 23, 2020 (commencement of operations) to August 31, 2021	For each of the periods indicated therein
Multi-Index 2060 Lifetime Portfolio
Multi-Index 2055 Lifetime Portfolio
Multi-Index 2050 Lifetime Portfolio
Multi-Index 2045 Lifetime Portfolio
Multi-Index 2040 Lifetime Portfolio
Multi-Index 2035 Lifetime Portfolio
Multi-Index 2030 Lifetime Portfolio
Multi-Index 2025 Lifetime Portfolio
Multi-Index 2020 Lifetime Portfolio
Multi-Index 2015 Lifetime Portfolio
Multi-Index 2010 Lifetime Portfolio	For the year ended August 31, 2022	For the years ended August 31, 2022 and August 31, 2021	For each of the periods indicated therein
Basis for Opinions
These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP Boston, Massachusetts October 5, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
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Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the portfolios, if any, paid during its taxable year ended August 31, 2022.
Each portfolio reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
Each portfolio reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Each portfolio reports the maximum amount allowable as Section 163(j) Interest Dividends.
Each portfolio reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
The portfolios below paid the following amounts in capital gain dividends:
Portfolio	Long term capital gains
Multi-Index 2065 Lifetime Portfolio	$25,764
Multi-Index 2060 Lifetime Portfolio	2,712,120
Multi-Index 2055 Lifetime Portfolio	7,056,469
Multi-Index 2050 Lifetime Portfolio	9,834,079
Multi-Index 2045 Lifetime Portfolio	13,570,800
Multi-Index 2040 Lifetime Portfolio	14,654,481
Multi-Index 2035 Lifetime Portfolio	17,078,957
Multi-Index 2030 Lifetime Portfolio	19,340,068
Multi-Index 2025 Lifetime Portfolio	16,663,330
Multi-Index 2020 Lifetime Portfolio	9,570,985
Multi-Index 2015 Lifetime Portfolio	2,650,800
Multi-Index 2010 Lifetime Portfolio	1,590,717
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in a portfolio.
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EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) and the Subadvisory Agreement (the Subadvisory Agreement) with respect to each of the portfolios of the Trust included in this report (the Funds).  The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 21-23, 2022 videoconference1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a videoconference meeting held on May 24-25, 2022. The Trustees who are not “interested persons” of the Trust as deﬁned by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting ﬁrm.
 Approval of Advisory and Subadvisory Agreements
At videoconference meetings held on June 21-23, 2022, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act (the Independent Trustees), reapproved for an annual period, the continuation of the Advisory Agreement between the Trust and John Hancock Investment Management, LLC (the Advisor) and the Subadvisory Agreement between the Advisor and Manulife Investment Management (US) (the Subadvisor) with respect to each of the Funds identified in Appendix A.
In considering the Advisory Agreement and the Subadvisory Agreement with respect to each Fund, the Board received in advance of the meetings a variety of materials relating to each Fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for peer groups of similar funds prepared by an independent third-party provider of fund data; performance information for the Funds’ benchmark indices; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable; and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the Funds and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and prior presentations from the Subadvisor with respect to the Funds.  The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Funds by the Advisor’s affiliates, including distribution services.  The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review.  In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the Funds. In addition, although the Board approved the renewal of the Agreements for all of the Funds at the June meeting, the Board considered each Fund separately.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments.  The Board considered that the Advisor is responsible for the management of the day-to-day operations of the Funds, including but not limited to, general supervision of and coordination of the services provided by the

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC.
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Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the Funds including entrepreneurial risk in sponsoring new Funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all Funds.
In considering the nature, extent and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex.
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, and the Advisor’s timeliness in responding to performance issues;
(b)the background, qualifications and skills of the Advisor’s personnel;
(c)the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Funds, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the Funds, and bringing loss recovery actions on behalf of the Funds;
(e)the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the Funds;
(f)the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the Funds; and
(g)the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.
Investment performance. In considering each Fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the Funds’ performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)reviewed information prepared by management regarding the Funds’ performance;
(b)considered the comparative performance of each Fund’s respective benchmark index;
(c)considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)took into account the Advisor’s analysis of each Fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangement generally and with respect to particular Funds.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board reviewed Fund performance against each Fund’s respective peer group and benchmark index and concluded that the performance of the Funds has generally been in line with or generally outperformed the historical performance of comparable funds based on the median percentile and the Fund’s benchmark index.
Fees and expenses.  The Board reviewed comparative information prepared by an independent third-party provider of fund data including, among other data, each Fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the Fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered each Fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund’s ranking within broader groups of funds. In comparing each Fund’s contractual and net management fees to that of comparable funds, the Board noted that such fees include both advisory and administrative costs.
The Board took into account management’s discussion of the Funds’ expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fees of the Funds.  In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted actions taken over the past several years to reduce the Funds’ operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to each Fund and that each Fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning investment advisory fees charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and a Subadvisor’s services to a Fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to each of the Funds is reasonable in light of the nature, extent and quality of the services provided to the Funds under the Advisory Agreement.
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In addition, the Trustees reviewed the advisory fee to be paid to the Advisor for each Fund and noted that the Advisor has evaluated the complexity of the structure and fees and expenses associated with each Fund’s investments in the underlying portfolios and the Advisor made a finding that each Fund’s expenses do not duplicate the fees and expenses of the underlying portfolios.
Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)reviewed financial information of the Advisor;
(b)reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates, of each Fund;
(c)received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to each Fund;
(d)received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)considered that the Advisor also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement;
(g)noted that affiliates of the Advisor provide transfer agency services and distribution services to the funds, and that the Trust’s distributor also receives Rule 12b-1 payments to support distribution of the products;
(h)noted that the Funds’ Subadvisor is an affiliate of the Advisor;
(i)noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the Funds;
(j)noted that the subadvisory fees for the Funds are paid by the Advisor;
(k)with respect to each Fund, the Board noted that the advisory fee is in addition to the fees received by the Advisor and its affiliates with regard to the underlying funds in which the Funds may invest;
(l)considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(m)considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor  and its affiliate (the Subadvisor), from their relationship with each Fund was reasonable and not excessive.
Economies of scale. In considering the extent to which a Fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of Fund shareholders, the Board:
(a)considered that with respect to the John Hancock underlying funds in which the Funds invest, the Advisor has agreed to waive a portion of its management fee for such funds and for each of the other John Hancock funds in the complex (except as discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios (the Reimbursement). This waiver is based upon the aggregate net assets of all the Participating Portfolios. (The funds that are not Participating Portfolios as of the date of this annual report are each of the Funds of the Trust and John Hancock Variable Insurance Trust and John Hancock Collateral Trust. The Funds also benefit from such overall management fee waiver through their investment in underlying funds that include certain of the Participating Portfolios, which are subject to the Reimbursement);
(b)reviewed the Trust’s advisory fee structure and concluded that (i) the Funds’ fee structures contain breakpoints at the advisory fee level and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the Funds to benefit from economies of scale if those Funds grow. The Board also took into account management’s discussion of the Funds’ advisory fee structure; and
(c)considered the effect of the Funds’ growth in size on their performance and fees. The Board also noted that if the Funds’ assets increase over time, the Funds may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)information relating to each Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)the historical and current performance of each Fund and comparative performance information relating to an applicable benchmark index and comparable funds; and;
(3)the subadvisory fee for each Fund, including any breakpoints, and to the extent available, and comparative fee information, where available, prepared by an independent third party provider of fund data.
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Nature, extent, and quality of services. With respect to the services provided by the Subadvisor with respect to each Fund, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the applicable Fund that is consistent with the Fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to that Subadvisor of its relationship with the Funds, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the Funds. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the Funds, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.
Subadvisory fees. The Board considered that each Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered, if available, each Fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the Fund as included in the report prepared by the independent third party provider of fund data, to the extent applicable. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the Funds and compared them to fees charged by each Fund’s Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered each Fund’s performance as compared to the Fund’s peer group median and the benchmark index and noted that the Board reviews information about the Fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement with respect to each Fund was based on a number of determinations, including the following:
(1)the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)the performance of each Fund has generally been in line with or generally outperformed the historical performance of comparable funds based on the median percentile and the Fund’s benchmark index;
(3)the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)the subadvisory fees are paid by the Advisor and not the Funds.
In addition, the Trustees reviewed the subadvisory fee to be paid to the Subadvisor for each Fund and noted that the Advisor has evaluated the complexity of the structure and fees and expenses associated with each Fund’s investments in the underlying portfolios and that the Advisor made a finding that each Fund’s expenses do not duplicate the fees and expenses of the underlying portfolios.
Additional information relating to each Fund’s fees and expenses and performance that the Board considered in approving the Advisory Agreement and Subadvisory Agreement for a particular Fund is set forth in Appendix A.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement with respect to each Fund would be in the best interest of each of the respective Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement with respect to each Fund for an additional one-year period.
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APPENDIX A

Portfolio (subadvisor)	Performance of fund, as of 12.31.21	Fees and expenses	Comments
Multi-Index 2010 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three- and five-year periods.
Lipper Category – The fund outperformed the median for the one- and three-year periods and underperformed the median for the five-year period.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the one-, three- and five-year periods and peer group median for the one- and three-year periods.
Multi-Index 2015 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three- and five-year periods. Lipper Category – The fund outperformed the median for the one-, three- and five-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-, three- and five-year periods.
Multi-Index 2020 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three- and five-year periods. Lipper Category – The fund outperformed the median for the one-, three- and five-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are higher than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-, three- and five-year periods.
Multi-Index 2025 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three- and five-year periods. Lipper Category – The fund outperformed the median for the one-, three- and five-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-, three- and five-year periods.
Multi-Index 2030 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three- and five-year periods. Lipper Category – The fund outperformed the median for the one-, three- and five-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one, three- and five-year periods.
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Portfolio (subadvisor)	Performance of fund, as of 12.31.21	Fees and expenses	Comments
Multi-Index 2035 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three and five-year periods. Lipper Category – The fund outperformed the median for the one-, three- and five-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-, three- and five-year periods.
Multi-Index 2040 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three- and five-year periods. Lipper Category – The fund outperformed the median for the one-, three- and five-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-, three-and five-year periods.
Multi-Index 2045 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three- and five-year periods. Lipper Category – The fund outperformed the median for the one-, three- and five-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-, three- and five-year periods.
Multi-Index 2050 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three- and five-year periods. Lipper Category – The fund outperformed the median for the one-, three- and five-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-, three- and five-year periods.
Multi-Index 2055 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three- and five-year periods. Lipper Category – The fund outperformed the median for the one-, three- and five-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-, three- and five-year periods.
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Portfolio (subadvisor)	Performance of fund, as of 12.31.21	Fees and expenses	Comments
Multi-Index 2060 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-, three- and five-year periods. Lipper Category – The fund outperformed the median for the one-, three- and five-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-, three- and five-year periods.
Multi-Index 2065 Lifetime Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-year period. Lipper Category – The fund outperformed the median for the one-year period.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are equal to the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-year period.
84	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Multi-Index 2065 Lifetime Portfolio, John Hancock Multi-Index 2060 Lifetime Portfolio, John Hancock Multi-Index 2055 Lifetime Portfolio, John Hancock Multi-Index 2050 Lifetime Portfolio, John Hancock Multi-Index 2045 Lifetime Portfolio, John Hancock Multi-Index 2040 Lifetime Portfolio, John Hancock Multi-Index 2035 Lifetime Portfolio, John Hancock Multi-Index 2030 Lifetime Portfolio, John Hancock Multi-Index 2025 Lifetime Portfolio, John Hancock Multi-Index 2020 Lifetime Portfolio, John Hancock Multi-Index 2015 Lifetime Portfolio and John Hancock Multi-Index 2010 Lifetime Portfolio, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Portfolios’ subadvisor(s), Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing COVID-19 Coronavirus pandemic and amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 22-24, 2022 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2021 through December 31, 2021, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination; (5) Compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2021 and key initiatives for 2022.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	85

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	192
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	192
Trustee
Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2005	192
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	2012	192
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	192
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present).
Grace K. Fey, Born: 1946	2008	192
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield,* Born: 1968	2022	192
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017).
Deborah C. Jackson, Born: 1952	2012	192
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
86	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Patricia Lizarraga,2,* Born: 1966	2022	192
Trustee
Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009).
Steven R. Pruchansky, Born: 1944	2012	192
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	192
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	192
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	192
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	192
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).
Paul Lorentz,† Born: 1968	2022	192
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016).

ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	87

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
88	JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Marianne Harrison†
Deborah C. Jackson
Patricia Lizarraga*,^
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Robert E. Sykes, CFA
Nathan W. Thooft, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP
† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
The portfolios’ proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the portfolios’ holdings as of the end of the third month of every ﬁscal quarter are ﬁled with the SEC on Form N-PORT within 60 days of the end of the ﬁscal quarter. The portfolios’ Form N-PORT ﬁlings are available on our website and the SEC’s website, sec.gov.
We make this information on your portfolio, as well as monthly portfolio holdings, and other portfolio details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFETIME PORTFOLIOS	89

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short
A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
John Hancock Preferred Income ETF
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifestyle Portfolios
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Multi-Index Lifetime Portfolios. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2071542	RL2A8/22
10/22

Annual report
John Hancock
Multi-Index Lifestyle Portfolios
Asset allocation
August 31, 2022

A message to shareholders
Dear shareholder,
Both stocks and bonds posted negative returns during the 12 months ended August 31, 2022, leaving investors with few places to hide. Persistent inflation and rising interest rates were the primary drivers of the downturn in both asset classes. Inflation—which had already begun to move higher throughout 2021—was exacerbated by Russia’s invasion of Ukraine in February 2022, as well as the sanctions and additional supply chain disruptions that followed. Central banks responded to the price pressures by winding down their stimulative quantitative easing programs and beginning to raise rates aggressively, leading to poor performance and high volatility for nearly all segments of the financial markets.
Bonds suffered historically weak returns, with emerging-market debt and longer-term issues bearing the brunt of the weakness. In the equity market, growth stocks—which had led the way higher throughout the rally in 2021—were notable underperformers in the subsequent downturn. On the other hand, the energy sector and many oil-producing nations generally posted gains behind impressive strength in the related commodities.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
Global Head of Retail,
Manulife Investment Management
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Multi-Index Lifestyle Portfolios

2	Multi-Index Lifestyle Portfolios at a glance
5	Management’s discussion of portfolio performance
7	Multi-Index Lifestyle Aggressive Portfolio
8	Multi-Index Lifestyle Growth Portfolio
9	Multi-Index Lifestyle Balanced Portfolio
10	Multi-Index Lifestyle Moderate Portfolio
11	Multi-Index Lifestyle Conservative Portfolio
12	Your expenses
14	Portfolios’ investments
20	Financial statements
24	Financial highlights
29	Notes to financial statements
40	Report of independent registered public accounting firm
41	Tax information
42	Evaluation of advisory and subadvisory agreements by the Board of Trustees
48	Statement regarding liquidity risk management
49	Trustees and Officers
52	More information
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS	1

Multi-Index Lifestyle Portfolios at a glance
PORTFOLIO ALLOCATION AS OF 8/31/2022 (% of net assets)

Notes about risk
The portfolios may be subject to various risks as described in the portfolios’ prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect portfolio performance. For more information, please refer to the “Principal risks” section of the prospectus.
2	JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2022 (%)

Multi-Index Lifestyle Aggressive Portfolio
Multi-Index Lifestyle Growth Portfolio
Multi-Index Lifestyle Balanced Portfolio
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS	3

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2022 (%)

Multi-Index Lifestyle Moderate Portfolio
Multi-Index Lifestyle Conservative Portfolio
Class A shares were first offered on 4-26-21. Returns prior to this date are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise returns would vary.
The Morningstar Target Allocation Index family consists of indexes that offer a diversified mix of stocks and bonds created for local investors to benchmark their allocation funds. Morningstar’s Category classification system defines the level of equity and bond exposure for each index.
The Morningstar U.S. Aggressive Target Allocation Index seeks 92.5% exposure to global equity markets.
The Morningstar U.S. Moderately Aggressive Target Allocation Index seeks 77.5% exposure to global equity markets.
The Morningstar U.S. Moderate Target Allocation Index seeks 60% exposure to global equity markets.
The Morningstar U.S. Moderately Conservative Target Allocation Index seeks 40% exposure to global equity markets.
The Morningstar U.S. Conservative Target Allocation Index seeks 22.5% exposure to global equity markets.
It is not possible to invest directly in an index. Index ﬁgures do not reﬂect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.
The past performance shown here reﬂects reinvested distributions and the beneﬁcial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will ﬂuctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the portfolios’ objectives, risks, and strategy, see the portfolios’ prospectuses.
4	JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT

Management’s discussion of portfolio performance
Can you describe investment conditions during the 12 months ended August 31, 2022?
A broad range of adverse headlines led to pronounced weakness across the global financial markets during this time. Most notably, persistently high inflation prompted the U.S. Federal Reserve (Fed) and many other world central banks to wind down their stimulative quantitative easing programs and begin raising interest rates. The Fed hiked rates by 25 basis points (one-quarter of one percentage point) at its March 2022 meeting, 50 basis points in May and another 75 basis points in both June and July. In addition, investors continued to anticipate further aggressive tightening before the end of the year. A litany of other events contributed to the financial market downturn, including Russia’s invasion of Ukraine, persistent supply chain disruptions, and—late in the period—fears that Europe was entering the early stages of an energy crisis. Together, these factors raised concerns about a sharp slowdown in economic growth and a potential decline in corporate earnings.
Stocks were hit hard by these developments, with broad-based losses for all major segments of the market except for the energy sector. Faster-growing companies, including the mega-cap U.S. technology stocks that led the major indexes higher in 2020 and 2021, generally underperformed in the subsequent downturn. The value style—which seeks investments that appear to be undervalued in the marketplace—outpaced the broader market thanks in part to strength in the energy sector. International equities lagged, with Europe and China weighing on the performance of  the developed and emerging markets, respectively.
Bonds experienced elevated volatility and weak returns, as well. Rate-sensitive issues were pressured by the shift in Fed policy: The yield on the 10-year U.S. Treasury note increased by the end of the period. (Prices and yields move in opposite directions.) Credit-oriented investments also suffered weakness amid worries about the impact of slowing economic growth.
What elements of the portfolios’ positioning helped and hurt results?
Consistent with this challenging investment backdrop, all portfolios posted negative absolute returns in the annual period. They also lagged their respective benchmarks, due in part to the relative performance of their underlying holdings. Since the majority of the individual investment products in the portfolios are passively implemented strategies, the shortfall was largely the result of the expenses and tracking error of these holdings. (Tracking error is the difference in return that can occur from holding a representative sample of securities in an index.) In addition, a limited number of strategies have the ability to make active allocations decisions regarding sectors, countries, and regions. This aspect of our positioning detracted from results across all of the portfolios.
Asset allocation detracted from performance across all portfolios with the exception of John Hancock Multi-Index Lifestyle Conservative Portfolio. All five portfolios were hurt by their allocations to emerging-market bonds and, except for John Hancock Multi-Index Lifestyle Conservative Portfolio, U.S. Treasury Separate Trading of Registered Interest and Principal of Securities (STRIPS), with a lesser impact in the more aggressive portfolios in the series. The former category was pressured by risk-off sentiment, while the latter was adversely affected by its above-average interest-rate sensitivity. We added STRIPS to the portfolios in 2020 as a way to offset potential downside risk in stocks, but the category in fact performed poorly from the beginning of 2022 onward as yields rose.
The portfolios were also hurt by our strategy of diversifying into mid- and small-cap stocks (which aren’t represented in the benchmarks) and away from large caps. While we prefer to maintain this diversified approach from a longer-term standpoint, mid and small caps lagged during the period. An overweight in international equities was an additional detractor in  every portfolio except for John Hancock Multi-Index Lifestyle Moderate Portfolio.
On the positive side, all portfolios except for John Hancock Multi-Index Lifestyle Conservative Portfolio benefited their allocation to real assets. This category was boosted by the strong showing energy stocks, one of the few areas of the financial markets to deliver positive returns. An allocation to defensive equities also added value. We have long held a position in defensive stocks as a way to provide ballast in volatile markets, and the category indeed outperformed in the difficult environment of the past year. Additionally, short-term U.S. Treasury Inflation-Protected Securities (TIPS)—which has a lower interest-rate sensitivity than the bonds market as a whole—contributed to results in every portfolio except for John Hancock Multi-Index Lifestyle Aggressive Portfolio.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS	5

How would you describe the portfolios’ positioning at the end of the period?
Our core view over the past year was that the world economy continued to face important challenges that were likely to translate to muted returns for the major asset categories. We therefore steadily moved the portfolios in a more defensive direction, and we sought to diversify into asset classes with lower vulnerability to prevailing trends. We also made modest increases in areas that may be better positioned to withstand rising inflation, including real assets (in all funds except John Hancock Multi-Index Lifestyle Conservative Portfolio), as well as bank loans and short-term TIPS (in all funds except John Hancock Multi-Index Lifestyle Aggressive Portfolio).
We remained cautious at the close of the period, even though a large degree of bad news had already been factored into asset prices. We therefore continue to seek opportunities to diversify outside of these widely held asset classes into areas where we see more attractive risk/return profiles.
MANAGED BY

Nathan W. Thooft, CFA
Robert E. Sykes, CFA
Notes about risk
The portfolios may be subject to various risks as described in the portfolios’ prospectus. Political tensions and armed conflicts, including the Russian invasion of Ukraine, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures,which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect portfolio performance. For more information, please refer to the “Principal risks” section of the prospectus.
The views expressed in this report are exclusively those of Nathan W. Thooft, CFA, and Robert E. Sykes, CFA, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the portfolio for the entire period. Portfolio composition is subject to review in accordance with the portfolio’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT

Multi-Index Lifestyle Aggressive Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index Lifestyle Aggressive Portfolio for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two blended indexes and three separate indexes.
Index 1 is the Morningstar U.S. Aggressive Target Allocation Index which seeks 92.5% exposure to global equity markets from a diversified mix of stocks and bonds..
Index 2 is the John Hancock Lifestyle Aggressive Index which comprises 44.1% of the S&P 500 Index, 16.2% of the MSCI World ex-USA Index, 18.9% of the Russell 2500 Index, 10.8% of the MSCI Emerging Markets Index, 5.0% of the John Hancock Real Asset Blended Index, 0.5% of the ICE BofA U.S. High Yield Index, 0.5% of the JP Morgan EMBI Global Index, and 4.0% of the ICE Bank of America Long U.S. STRIPS Index.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	56.8
Equity	56.8
Large blend	32.3
International equity	24.5
Unaffiliated investment companies	42.0
Equity	40.7
Fixed income	1.3
U.S. Government	1.1
Short-term investments and other	0.1
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-22 (%)
	Class A1	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	12-30-13	12-30-13	12-30-13	12-30-13	12-30-13
Average annual total returns
1 year	-19.27	-14.70	-14.74	-14.37	-14.21
5 year	5.72	6.97	6.91	8.35	7.81
Since inception	6.55	7.27	7.24	8.25	7.94
Cumulative returns
5 year	32.09	40.04	39.69	49.30	45.62
Since inception	73.31	83.83	83.32	98.88	93.98
Performance figures assume all distributions have been reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%. Sales charges are not applicable to Class R6 and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R6	Class 1
Gross (%)	1.03	0.63	0.67
Net (%)	1.03	0.63	0.67
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class A shares were first offered on 4-26-21. Returns prior to this date are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS	7

Multi-Index Lifestyle Growth Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index Lifestyle Growth Portfolio for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two blended indexes and three separate indexes.
Index 1 is the Morningstar U.S. Moderately Aggressive Target Allocation Index which seeks 77.5% exposure to global equity markets from a diversified mix of stocks and bonds..
Index 2 is the John Hancock Lifestyle Growth Index which comprises 37.2% of the S&P 500 Index, 13.7% of the MSCI World ex-USA Index, 16.0% of the Russell 2500 Index, 9.1% of the MSCI Emerging Markets Index, 4.0% of the John Hancock Real Asset Blended Index, 1.5% of the ICE Bank of America U.S. High Yield Index, 1.5% of the JP Morgan EMBI Global Index, 1.5% of the S&P/LSTA Leveraged Loan Index, 9.5% of the Bloomberg U.S. Aggregate Bond Index, 4.0% of the ICE Bank of America Long U.S. STRIPS Index, and 2.0% of the Bloomberg 1-5 Year TIPS Index.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	44.3
Equity	44.3
Large blend	25.1
International equity	19.2
Unaffiliated investment companies	51.6
Equity	36.1
Fixed income	15.5
U.S. Government	3.9
Short-term investments and other	0.2
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-22 (%)
	Class A1	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	12-30-13	12-30-13	12-30-13	12-30-13	12-30-13
Average annual total returns
1 year	-18.53	-14.01	-14.00	-13.73	-13.55
5 year	4.71	5.93	5.88	7.10	6.89
Since inception	5.61	6.33	6.29	7.20	7.16
Cumulative returns
5 year	25.89	33.35	33.09	40.90	39.54
Since inception	60.50	70.20	69.76	82.77	82.18
Performance figures assume all distributions have been reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%. Sales charges are not applicable to Class R6 and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R6	Class 1
Gross (%)	1.03	0.63	0.67
Net (%)	1.03	0.63	0.67
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class A shares were first offered on 4-26-21. Returns prior to this date are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
8	JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT

Multi-Index Lifestyle Balanced Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index Lifestyle Balanced Portfolio for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two blended indexes and three separate indexes.
Index 1 is the Morningstar U.S. Moderate Target Allocation Index which seeks 60% exposure to global equity markets from a diversified mix of stocks and bonds..
Index 2 is the John Hancock Lifestyle Balanced Index which comprises 27.9% of the S&P 500 Index, 10.3% of the MSCI World ex-USA Index, 12.0% of the Russell 2500 Index, 6.8% of the MSCI Emerging Markets Index, 3.0% of the John Hancock Real Asset Blended Index, 3.0% of the ICE Bank of America U.S. High Yield Index, 3.0% of the JP Morgan EMBI Global Index, 3.0% of the S&P/LSTA Leveraged Loan Index, 21.0% of the Bloomberg U.S. Aggregate Bond Index, 6.0% of the ICE Bank of America Long U.S. STRIPS Index, and 4.0% of the Bloomberg 1-5 Year TIPS Index.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	32.6
Equity	32.6
Large blend	18.4
International equity	14.2
Unaffiliated investment companies	59.4
Fixed income	31.3
Equity	28.1
U.S. Government	7.9
Short-term investments and other	0.1
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-22 (%)
	Class A1	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	12-30-13	12-30-13	12-30-13	12-30-13	12-30-13
Average annual total returns
1 year	-18.14	-13.48	-13.45	-12.54	-13.16
5 year	3.54	4.74	4.70	6.11	5.58
Since inception	4.54	5.26	5.23	6.34	6.16
Cumulative returns
5 year	18.99	26.04	25.81	34.52	31.18
Since inception	47.02	55.91	55.55	70.39	67.99
Performance figures assume all distributions have been reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%. Sales charges are not applicable to Class R6 and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R6	Class 1
Gross (%)	1.04	0.64	0.68
Net (%)	1.04	0.64	0.68
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class A shares were first offered on 4-26-21. Returns prior to this date are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS	9

Multi-Index Lifestyle Moderate Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index Lifestyle Moderate Portfolio for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two blended indexes and three separate indexes.
Index 1 is the Morningstar U.S. Moderately Conservative Target Allocation Index which seeks 40% exposure to global equity markets from a diversified mix of stocks and bonds..
Index 2 is the John Hancock Lifestyle Moderate Index which comprises 18.6% of the S&P 500 Index, 6.8% of the MSCI World ex-USA Index, 8.0% of the Russell 2500 Index, 4.6% of the MSCI Emerging Markets Index, 2.0% of the John Hancock Real Asset Blended Index, 4.5% of the ICE Bank of America U.S. High Yield Index, 4.5% of the JP Morgan EMBI Global Index, 4.5% of the S&P/LSTA Leveraged Loan Index, 36.5% of the Bloomberg U.S. Aggregate Bond Index, 4.0% of the ICE Bank of America Long U.S. STRIPS Index, and 6.0% of the Bloomberg 1-5 Year TIPS Index.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	21.1
Equity	21.1
Large blend	11.9
International equity	9.2
Unaffiliated investment companies	70.8
Fixed income	50.9
Equity	19.9
U.S. Government	8.0
Short-term investments and other	0.1
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-22 (%)
	Class A1	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	12-30-13	12-30-13	12-30-13	12-30-13	12-30-13
Average annual total returns
1 year	-17.14	-12.49	-12.52	-12.03	-12.08
5 year	2.21	3.37	3.36	4.06	4.14
Since inception	3.36	4.06	4.03	4.63	4.88
Cumulative returns
5 year	11.55	18.04	17.94	22.00	22.51
Since inception	33.17	41.20	40.89	48.00	51.18
Performance figures assume all distributions have been reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%. Sales charges are not applicable to Class R6 and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R6	Class 1
Gross (%)	1.08	0.68	0.72
Net (%)	1.07	0.67	0.71
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class A shares were first offered on 4-26-21. Returns prior to this date are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
10	JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT

Multi-Index Lifestyle Conservative Portfolio
GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multi-Index Lifestyle Conservative Portfolio for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two blended indexes and three separate indexes.
Index 1 is the Morningstar U.S. Conservative Target Allocation Index which seeks 22.5% exposure to global equity markets from a diversified mix of stocks and bonds..
Index 2 is the John Hancock Lifestyle Conservative Index which comprises 9.8% of the S&P 500 Index, 3.6% of the MSCI World ex-USA Index, 4.2% of the Russell 2500 Index, 2.4% of the MSCI Emerging Markets Index, 6.0% of the ICE Bank of America U.S. High Yield Index, 6.0% of the JP Morgan EMBI Global Index, 6.0% of the S&P/LSTA Leveraged Loan Index, 52.0% of the Bloomberg U.S. Aggregate Bond Index, and 10.0% of the Bloomberg 1-5 Year TIPS Index.
ASSET ALLOCATION (% of net assets)
Affiliated investment companies	9.0
Equity	9.0
Large blend	5.1
International equity	3.9
Unaffiliated investment companies	82.4
Fixed income	70.0
Equity	12.4
U.S. Government	8.6
PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 8-31-22 (%)
	Class A1	Class R6[2]	Class 1[2]	Index 1	Index 2
Inception	12-30-13	12-30-13	12-30-13	12-30-13	12-30-13
Average annual total returns
1 year	-16.28	-11.50	-11.62	-11.21	-10.68
5 year	0.90	2.08	2.04	2.66	2.68
Since inception	2.27	2.97	2.94	3.39	3.47
Cumulative returns
5 year	4.56	10.84	10.63	14.05	14.15
Since inception	21.49	28.93	28.53	33.55	34.39
Performance figures assume all distributions have been reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%. Sales charges are not applicable to Class R6 and Class 1 shares.
The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the underlying funds in which the portfolio invests. The expense ratios are as follows:
	Class A	Class R6	Class 1
Gross (%)	1.10	0.70	0.74
Net (%)	1.07	0.67	0.71
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the portfolio’s website at jhinvestments.com.
The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
[1]	Class A shares were first offered on 4-26-21. Returns prior to this date are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the portfolio’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS	11

Your expenses
As a shareholder of a John Hancock Funds II Multi-Index Lifestyle Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchases or redemptions, and (2) ongoing costs, including management fees, distribution and service (Rule 12b-1) fees, and other portfolio expenses. In addition to the operating expenses which each portfolio bears directly, each portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which each portfolio invests. Because underlying funds have varied operating expenses and transaction costs, and a portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.
These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (March 1, 2022 through August 31, 2022).
Actual expenses:
The first line of each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period ended” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes:
The second line of each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. See the portfolios’ prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2022	Ending value on 8-31-2022	Expenses paid during period ended 8-31-2022[1]	Annualized expense ratio[2]
Multi-Index Lifestyle Aggressive Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$891.10	$3.38	0.71%
	Hypothetical example	1,000.00	1,021.60	3.62	0.71%
Class R6	Actual expenses/actual returns	1,000.00	892.60	1.43	0.30%
	Hypothetical example	1,000.00	1,023.70	1.53	0.30%
Class 1	Actual expenses/actual returns	1,000.00	892.50	1.62	0.34%
	Hypothetical example	1,000.00	1,023.50	1.73	0.34%
Multi-Index Lifestyle Growth Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$897.60	$3.64	0.76%
	Hypothetical example	1,000.00	1,021.40	3.87	0.76%
Class R6	Actual expenses/actual returns	1,000.00	899.20	1.68	0.35%
	Hypothetical example	1,000.00	1,023.40	1.79	0.35%
Class 1	Actual expenses/actual returns	1,000.00	899.10	1.82	0.38%
	Hypothetical example	1,000.00	1,023.30	1.94	0.38%
Multi-Index Lifestyle Balanced Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$901.60	$3.88	0.81%
	Hypothetical example	1,000.00	1,021.10	4.13	0.81%
Class R6	Actual expenses/actual returns	1,000.00	903.50	1.92	0.40%
	Hypothetical example	1,000.00	1,023.20	2.04	0.40%
Class 1	Actual expenses/actual returns	1,000.00	903.30	2.11	0.44%
	Hypothetical example	1,000.00	1,023.00	2.24	0.44%
12	JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

		Account value on 3-1-2022	Ending value on 8-31-2022	Expenses paid during period ended 8-31-2022[1]	Annualized expense ratio[2]
Multi-Index Lifestyle Moderate Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$912.40	$4.19	0.87%
	Hypothetical example	1,000.00	1,020.80	4.43	0.87%
Class R6	Actual expenses/actual returns	1,000.00	913.40	2.22	0.46%
	Hypothetical example	1,000.00	1,022.90	2.35	0.46%
Class 1	Actual expenses/actual returns	1,000.00	913.30	2.36	0.49%
	Hypothetical example	1,000.00	1,022.70	2.50	0.49%
Multi-Index Lifestyle Conservative Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$921.20	$4.46	0.92%
	Hypothetical example	1,000.00	1,020.60	4.69	0.92%
Class R6	Actual expenses/actual returns	1,000.00	923.20	2.47	0.51%
	Hypothetical example	1,000.00	1,022.60	2.60	0.51%
Class 1	Actual expenses/actual returns	1,000.00	923.00	2.67	0.55%
	Hypothetical example	1,000.00	1,022.40	2.80	0.55%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Ratios do not include expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS	13

Portfolios’ investments
MULTI-INDEX LIFESTYLE AGGRESSIVE PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 56.8%
Equity - 56.8%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	12,912,151	$110,269,765
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	16,944,349	145,043,629

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $291,864,915)		$255,313,394
UNAFFILIATED INVESTMENT COMPANIES - 42.0%
Equity - 40.7%
Fidelity Mid Cap Index Fund	2,330,997	61,748,098
Fidelity Small Cap Index Fund	1,511,107	34,559,028
Financial Select Sector SPDR Fund	205,732	6,799,443
iShares Global Infrastructure ETF	43,145	2,042,053
iShares MSCI Global Min Vol Factor ETF	80,742	7,655,956
Vanguard Dividend Appreciation ETF	38,978	5,766,016
Vanguard Energy ETF	55,129	6,256,589
Vanguard FTSE All World ex-US Small-Cap ETF	41,912	4,367,650
Vanguard FTSE Emerging Markets ETF	415,272	17,080,137
Vanguard Global ex-U.S. Real Estate ETF	46,703	2,024,575
Vanguard Health Care ETF (C)	28,686	6,642,530
Vanguard Information Technology ETF	9,536	3,330,734
Vanguard Materials ETF	24,684	4,100,506
Vanguard Real Estate ETF	64,374	5,987,426
Vanguard S&P 500 ETF	40,971	14,878,619
Fixed income - 1.3%
Vanguard Emerging Markets Government Bond ETF	36,682	2,260,345
Vanguard Intermediate-Term Corporate Bond ETF	14,189	1,129,870
Vanguard Total Bond Market ETF	15,326	1,143,320
Xtrackers USD High Yield Corporate Bond ETF	32,691	1,116,071

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $191,062,099)		$188,888,966
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (D)(E)	11,471	0
Health care - 0.0%
NMC Health PLC (E)	360	1
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (D)(E)	736	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (D)(E)(F)	1,529	10,289
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (D)(E)	46,457	1,273

TOTAL COMMON STOCKS (Cost $11,582)		$11,563
MULTI-INDEX LIFESTYLE AGGRESSIVE PORTFOLIO (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 1.1%
U.S. Government - 1.1%
U.S. Treasury STRIPS, PO, 3.267%, 08/15/2051	$2,752,000	$1,070,109
U.S. Treasury STRIPS, PO, 3.332%, 05/15/2050	4,878,000	1,941,398
U.S. Treasury STRIPS, PO, 3.353%, 11/15/2048	3,511,000	1,460,550
U.S. Treasury STRIPS, PO, 3.559%, 05/15/2047	934,000	388,757

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $5,967,649)		$4,860,814
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (E)	7,589	48
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (E)	3,795	25
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (E)	1,897	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (E)	4,881	3,146
Magellan Financial Group, Ltd. (Expiration Date: 4-16-27; Strike Price: AUD 35.00) (E)	6	3
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (E)	378	37
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (E)	417	52
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (E)	833	248
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (E)	173	22

TOTAL WARRANTS (Cost $4,426)		$3,581
SHORT-TERM INVESTMENTS - 0.3%
Short-term funds - 0.3%
John Hancock Collateral Trust, 2.3160% (G)(H)	164,133	1,640,245

TOTAL SHORT-TERM INVESTMENTS (Cost $1,640,246)		$1,640,245
Total investments (Cost $490,550,917) - 100.2%		$450,718,563
Other assets and liabilities, net - (0.2%)		(959,015)
TOTAL NET ASSETS - 100.0%		$449,759,548
MULTI-INDEX LIFESTYLE GROWTH PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 44.3%
Equity - 44.3%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	22,393,078	$191,236,887
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	29,089,342	249,004,767

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $502,888,766)		$440,241,654
14	JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTI-INDEX LIFESTYLE GROWTH PORTFOLIO (continued)

	Shares or Principal Amount	Value

UNAFFILIATED INVESTMENT COMPANIES - 51.6%
Equity - 36.1%
Fidelity Mid Cap Index Fund	4,075,218	$107,952,518
Fidelity Small Cap Index Fund	2,722,440	62,262,198
Financial Select Sector SPDR Fund	378,002	12,492,966
iShares Global Infrastructure ETF	84,542	4,001,373
iShares MSCI Global Min Vol Factor ETF	386,660	36,663,101
Vanguard Dividend Appreciation ETF	172,646	25,539,523
Vanguard Energy ETF	112,116	12,724,045
Vanguard FTSE All World ex-US Small-Cap ETF	47,523	4,952,372
Vanguard FTSE Developed Markets ETF (C)	122,778	4,967,598
Vanguard FTSE Emerging Markets ETF	678,331	27,899,754
Vanguard Global ex-U.S. Real Estate ETF	91,976	3,987,160
Vanguard Health Care ETF	52,973	12,266,428
Vanguard Information Technology ETF	18,320	6,398,810
Vanguard Materials ETF	48,068	7,985,056
Vanguard Real Estate ETF	127,087	11,820,362
Vanguard S&P 500 ETF	44,704	16,234,258
Fixed income - 15.5%
Invesco Senior Loan ETF (C)	1,335,796	28,011,642
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (C)	191,503	4,613,307
Vanguard Emerging Markets Government Bond ETF	389,323	23,990,083
Vanguard Intermediate-Term Corporate Bond ETF	465,489	37,066,889
Vanguard Short-Term Bond ETF	36,582	2,790,841
Vanguard Short-Term Corporate Bond ETF	77,910	5,925,056
Vanguard Total Bond Market ETF	354,173	26,421,306
Xtrackers USD High Yield Corporate Bond ETF	739,178	25,235,537

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $524,663,151)		$512,202,183
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (D)(E)	19,400	0
Health care - 0.0%
NMC Health PLC (E)	609	1
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (D)(E)	1,245	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (D)(E)(F)	2,587	17,402
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (D)(E)	78,570	2,152

TOTAL COMMON STOCKS (Cost $19,587)		$19,555
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 3.9%
U.S. Government - 3.9%
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	$2,845,228	2,801,661
MULTI-INDEX LIFESTYLE GROWTH PORTFOLIO (continued)

	Shares or Principal Amount	Value
U.S. Government - (continued)
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	7,126,430	$6,971,792
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	3,799,234	3,705,193
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2027	3,002,238	2,913,520
U.S. Treasury STRIPS, PO, 3.267%, 08/15/2051	12,768,000	4,964,810
U.S. Treasury STRIPS, PO, 3.332%, 05/15/2050	22,664,000	9,020,061
U.S. Treasury STRIPS, PO, 3.353%, 11/15/2048	16,312,000	6,785,670
U.S. Treasury STRIPS, PO, 3.559%, 05/15/2047	4,348,000	1,809,760

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $46,045,835)		$38,972,467
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (E)	12,835	81
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (E)	6,418	42
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (E)	3,209	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (E)	8,254	5,320
Magellan Financial Group, Ltd. (Expiration Date: 4-16-27; Strike Price: AUD 35.00) (E)	11	5
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (E)	640	63
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (E)	706	88
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (E)	1,408	420
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (E)	293	38

TOTAL WARRANTS (Cost $7,484)		$6,057
SHORT-TERM INVESTMENTS - 3.4%
Short-term funds - 3.4%
John Hancock Collateral Trust, 2.3160% (G)(H)	3,334,371	33,321,704

TOTAL SHORT-TERM INVESTMENTS (Cost $33,327,988)		$33,321,704
Total investments (Cost $1,106,952,811) - 103.2%		$1,024,763,620
Other assets and liabilities, net - (3.2%)		(32,157,798)
TOTAL NET ASSETS - 100.0%		$992,605,822
MULTI-INDEX LIFESTYLE BALANCED PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 32.6%
Equity - 32.6%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	16,736,882	$142,932,974
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	21,580,260	184,727,022
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS	15

MULTI-INDEX LIFESTYLE BALANCED PORTFOLIO (continued)

	Shares or Principal Amount	Value

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $373,300,598)		$327,659,996
UNAFFILIATED INVESTMENT COMPANIES - 59.4%
Equity - 28.1%
Fidelity Mid Cap Index Fund	2,950,441	$78,157,178
Fidelity Small Cap Index Fund	2,031,129	46,451,917
Financial Select Sector SPDR Fund	301,855	9,976,308
iShares Global Infrastructure ETF	63,875	3,023,204
iShares MSCI Global Min Vol Factor ETF	474,649	45,006,218
Vanguard Dividend Appreciation ETF	210,245	31,101,543
Vanguard Energy ETF	84,144	9,549,503
Vanguard FTSE Developed Markets ETF (C)	123,775	5,007,937
Vanguard FTSE Emerging Markets ETF	423,372	17,413,290
Vanguard Global ex-U.S. Real Estate ETF	70,167	3,041,739
Vanguard Health Care ETF	43,093	9,978,615
Vanguard Information Technology ETF	14,188	4,955,585
Vanguard Materials ETF	36,077	5,993,111
Vanguard Real Estate ETF	96,164	8,944,214
Vanguard S&P 500 ETF	12,283	4,460,571
Fixed income - 31.3%
Invesco Senior Loan ETF (C)	2,637,442	55,307,159
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	376,330	9,065,790
Vanguard Emerging Markets Government Bond ETF	765,640	47,178,737
Vanguard Intermediate-Term Corporate Bond ETF	991,989	78,992,083
Vanguard Short-Term Bond ETF (C)	83,535	6,372,885
Vanguard Short-Term Corporate Bond ETF	220,492	16,768,417
Vanguard Total Bond Market ETF	688,518	51,363,443
Xtrackers USD High Yield Corporate Bond ETF (C)	1,455,253	49,682,337

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $627,381,881)		$597,791,784
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (D)(E)	14,022	0
Health care - 0.0%
NMC Health PLC (E)	440	1
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (D)(E)	900	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (D)(E)(F)	1,870	12,577
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (D)(E)	56,786	1,556

TOTAL COMMON STOCKS (Cost $14,156)		$14,134
MULTI-INDEX LIFESTYLE BALANCED PORTFOLIO (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 7.9%
U.S. Government - 7.9%
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	$5,978,596	$5,887,049
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	14,874,344	14,551,582
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	7,929,377	7,733,104
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2027	6,307,637	6,121,241
U.S. Treasury STRIPS, PO, 3.267%, 08/15/2051	25,740,000	10,008,945
U.S. Treasury STRIPS, PO, 3.332%, 05/15/2050	45,717,000	18,194,939
U.S. Treasury STRIPS, PO, 3.353%, 11/15/2048	32,906,000	13,688,649
U.S. Treasury STRIPS, PO, 3.559%, 05/15/2047	8,800,000	3,662,807

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $94,470,771)		$79,848,316
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (E)	9,277	58
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (E)	4,638	31
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (E)	2,319	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (E)	5,966	3,845
Magellan Financial Group, Ltd. (Expiration Date: 4-16-27; Strike Price: AUD 35.00) (E)	8	4
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (E)	462	46
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (E)	510	64
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (E)	1,018	304
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (E)	212	27

TOTAL WARRANTS (Cost $5,410)		$4,379
SHORT-TERM INVESTMENTS - 8.9%
Short-term funds - 8.9%
John Hancock Collateral Trust, 2.3160% (G)(H)	8,943,023	89,371,209

TOTAL SHORT-TERM INVESTMENTS (Cost $89,382,673)		$89,371,209
Total investments (Cost $1,184,555,489) - 108.8%		$1,094,689,818
Other assets and liabilities, net - (8.8%)		(88,486,268)
TOTAL NET ASSETS - 100.0%		$1,006,203,550
MULTI-INDEX LIFESTYLE MODERATE PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 21.1%
Equity - 21.1%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	3,279,151	$28,003,946
16	JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTI-INDEX LIFESTYLE MODERATE PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	4,240,680	$36,300,225

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $73,039,677)		$64,304,171
UNAFFILIATED INVESTMENT COMPANIES - 70.8%
Equity - 19.9%
Fidelity Mid Cap Index Fund	596,021	15,788,589
Fidelity Small Cap Index Fund	370,421	8,471,529
iShares Global Infrastructure ETF (C)	12,859	608,616
iShares MSCI Global Min Vol Factor ETF (C)	164,461	15,594,192
Vanguard Dividend Appreciation ETF	73,009	10,800,222
Vanguard Energy ETF	16,364	1,857,150
Vanguard FTSE Developed Markets ETF (C)	39,712	1,606,748
Vanguard FTSE Emerging Markets ETF	37,382	1,537,522
Vanguard Global ex-U.S. Real Estate ETF	14,105	611,452
Vanguard Materials ETF	7,256	1,205,367
Vanguard Real Estate ETF	19,369	1,801,511
Vanguard S&P 500 ETF	3,043	1,105,065
Fixed income - 50.9%
Invesco Senior Loan ETF (C)	1,082,514	22,700,319
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	155,048	3,735,105
Vanguard Emerging Markets Government Bond ETF	316,499	19,502,668
Vanguard Intermediate-Term Corporate Bond ETF	584,344	46,531,313
Vanguard Short-Term Bond ETF	25,105	1,915,259
Vanguard Short-Term Corporate Bond ETF (C)	117,465	8,933,213
Vanguard Total Bond Market ETF	430,133	32,087,922
Xtrackers USD High Yield Corporate Bond ETF (C)	587,023	20,040,965

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $232,522,805)		$216,434,727
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (D)(E)	2,691	0
Health care - 0.0%
NMC Health PLC (E)	84	0
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (D)(E)	173	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (D)(E)(F)	359	2,414
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (D)(E)	10,897	299

TOTAL COMMON STOCKS (Cost $2,716)		$2,713
MULTI-INDEX LIFESTYLE MODERATE PORTFOLIO (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 8.0%
U.S. Government - 8.0%
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	$2,688,061	$2,646,900
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	6,656,303	6,511,867
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	3,548,512	3,460,677
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2027	2,835,447	2,751,657
U.S. Treasury STRIPS, PO, 3.267%, 08/15/2051	5,203,000	2,023,176
U.S. Treasury STRIPS, PO, 3.332%, 05/15/2050	9,238,000	3,676,638
U.S. Treasury STRIPS, PO, 3.353%, 11/15/2048	6,649,000	2,765,934
U.S. Treasury STRIPS, PO, 3.559%, 05/15/2047	1,781,000	741,302

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $28,242,577)		$24,578,151
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (E)	1,780	11
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (E)	890	6
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (E)	445	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (E)	1,145	738
Magellan Financial Group, Ltd. (Expiration Date: 4-16-27; Strike Price: AUD 35.00) (E)	2	1
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (E)	89	9
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (E)	98	12
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (E)	195	58
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (E)	41	5

TOTAL WARRANTS (Cost $1,039)		$840
SHORT-TERM INVESTMENTS - 12.3%
Short-term funds - 12.3%
John Hancock Collateral Trust, 2.3160% (G)(H)	3,759,682	37,572,000

TOTAL SHORT-TERM INVESTMENTS (Cost $37,572,879)		$37,572,000
Total investments (Cost $371,381,693) - 112.2%		$342,892,602
Other assets and liabilities, net - (12.2%)		(37,399,352)
TOTAL NET ASSETS - 100.0%		$305,493,250
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS	17

MULTI-INDEX LIFESTYLE CONSERVATIVE PORTFOLIO

As of 8-31-22
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 9.0%
Equity - 9.0%
International Strategic Equity Allocation, Class NAV, JHF II (MIM US) (B)	1,192,244	$10,181,763
U.S. Sector Rotation, Class NAV, JHF II (MIM US) (B)	1,547,655	13,247,923

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $26,336,004)		$23,429,686
UNAFFILIATED INVESTMENT COMPANIES - 82.4%
Equity - 12.4%
Fidelity Mid Cap Index Fund	260,336	6,896,301
Fidelity Small Cap Index Fund	204,043	4,666,459
iShares MSCI Global Min Vol Factor ETF	72,727	6,895,974
Vanguard Dividend Appreciation ETF	32,336	4,783,464
Vanguard FTSE Developed Markets ETF (C)	72,658	2,939,743
Vanguard FTSE Emerging Markets ETF	36,131	1,486,068
Vanguard S&P 500 ETF	13,024	4,729,666
Fixed income - 70.0%
Invesco Senior Loan ETF (C)	1,164,175	24,412,750
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (C)	170,881	4,116,523
Vanguard Emerging Markets Government Bond ETF (C)	347,010	21,382,756
Vanguard Intermediate-Term Corporate Bond ETF	713,002	56,776,348
Vanguard Short-Term Bond ETF	39,841	3,039,470
Vanguard Short-Term Corporate Bond ETF	128,044	9,737,746
Vanguard Total Bond Market ETF	555,594	41,447,312
Xtrackers USD High Yield Corporate Bond ETF (C)	645,889	22,050,650

TOTAL UNAFFILIATED INVESTMENT COMPANIES (Cost $237,294,639)		$215,361,230
COMMON STOCKS - 0.0%
Consumer staples - 0.0%
China Huishan Dairy Holdings Company, Ltd. (D)(E)	955	0
Health care - 0.0%
NMC Health PLC (E)	30	0
Information technology - 0.0%
Ya Hsin Industrial Company, Ltd. (D)(E)	61	0
Real estate - 0.0%
Dalian Wanda Commercial Properties Company, Ltd., H Shares (D)(E)(F)	127	857
Utilities - 0.0%
China Common Rich Renewable Energy Investments, Ltd. (D)(E)	3,867	106

TOTAL COMMON STOCKS (Cost $965)		$963
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 8.6%
U.S. Government - 8.6%
U.S. Treasury Inflation Protected Security, 0.125%, 07/15/2024	$3,954,131	3,893,584
MULTI-INDEX LIFESTYLE CONSERVATIVE PORTFOLIO (continued)

	Shares or Principal Amount	Value
U.S. Government - (continued)
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2025	9,652,500	$9,443,048
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2026	5,147,714	5,020,295
U.S. Treasury Inflation Protected Security, 0.125%, 04/15/2027	4,171,873	4,048,591

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $24,452,539)		$22,405,518
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (E)	632	4
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (E)	316	2
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (E)	158	0
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (E)	406	262
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (E)	31	3
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (E)	35	4
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (E)	69	21
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (E)	14	2

TOTAL WARRANTS (Cost $368)		$298
SHORT-TERM INVESTMENTS - 14.9%
Short-term funds - 14.9%
John Hancock Collateral Trust, 2.3160% (G)(H)	3,905,881	39,033,032

TOTAL SHORT-TERM INVESTMENTS (Cost $39,035,487)		$39,033,032
Total investments (Cost $327,120,002) - 114.9%		$300,230,727
Other assets and liabilities, net - (14.9%)		(38,892,324)
TOTAL NET ASSETS - 100.0%		$261,338,403
Percentages are based upon net assets.
Currency Abbreviations
AUD	Australian Dollar
CHF	Swiss Franc
THB	Thai Bhat
Security Abbreviations and Legend
JHF II	John Hancock Funds II
MIM US	Manulife Investment Management (US) LLC
PO	Principal-Only Security - (Principal Tranche of Stripped Security). Rate shown is the annualized yield on date of purchase.
STRIPS	Separate Trading of Registered Interest and Principal Securities
(A)	The underlying funds’ subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	All or a portion of this security is on loan as of 8-31-22.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(E)	Non-income producing.
18	JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

(F)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(G)	The rate shown is the annualized seven-day yield as of 8-31-22.
(H)	Investment is an affiliate of the fund, the advisor and/or subadvisor. A portion of this security represents the investment of cash collateral received for securities lending.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS	19

Financial statements
STATEMENTS OF ASSETS AND LIABILITIES 8-31-22

	Multi-Index Lifestyle Aggressive Portfolio	Multi-Index Lifestyle Growth Portfolio	Multi-Index Lifestyle Balanced Portfolio	Multi-Index Lifestyle Moderate Portfolio	Multi-Index Lifestyle Conservative Portfolio
Assets
Unaffiliated investments, at value (including securites loaned)	$193,764,924	$551,200,262	$677,658,613	$241,016,431	$237,768,009
Affiliated investments, at value	256,953,639	473,563,358	417,031,205	101,876,171	62,462,718
Total investments, at value	450,718,563	1,024,763,620	1,094,689,818	342,892,602	300,230,727
Dividends and interest receivable	670,867	1,142,361	836,239	164,914	66,102
Receivable for fund shares sold	257,238	708,243	609,460	580,658	103,919
Receivable for investments sold	29,155	49,475	39,317	52,390	2,427
Receivable for securities lending income	582	64,341	137,808	54,500	60,502
Receivable from affiliates	—	—	—	652	718
Other assets	42,557	73,988	72,942	33,867	35,917
Total assets	451,718,962	1,026,802,028	1,096,385,584	343,779,583	300,500,312
Liabilities
Due to custodian	81,103	—	—	—	—
Payable for investments purchased	179,064	1,037,644	645,533	309,892	668,494
Payable for fund shares repurchased	74,506	155,787	42,872	327,262	28,336
Payable upon return of securities loaned	1,562,388	32,899,538	89,386,095	37,596,224	38,414,585
Payable to affiliates
Accounting and legal services fees	16,098	35,272	35,397	10,709	9,128
Transfer agent fees	4,922	9,489	13,543	5,781	6,364
Trustees’ fees	410	900	910	275	238
Other liabilities and accrued expenses	40,923	57,576	57,684	36,190	34,764
Total liabilities	1,959,414	34,196,206	90,182,034	38,286,333	39,161,909
Net assets	$449,759,548	$992,605,822	$1,006,203,550	$305,493,250	$261,338,403
Net assets consist of
Paid-in capital	$444,049,334	$980,712,500	$1,024,110,240	$324,597,389	$285,798,837
Total distributable earnings (loss)	5,710,214	11,893,322	(17,906,690)	(19,104,139)	(24,460,434)
Net assets	$449,759,548	$992,605,822	$1,006,203,550	$305,493,250	$261,338,403
Unaffiliated investments, at cost	$197,045,756	$570,736,057	$721,872,218	$260,769,137	$261,748,511
Affiliated investments, at cost	293,505,161	536,216,754	462,683,271	110,612,556	65,371,491
Total investments, at cost	490,550,917	1,106,952,811	1,184,555,489	371,381,693	327,120,002
Securities loaned, at value	$418,950	$32,030,506	$87,313,178	$36,708,677	$37,498,661
Net asset value per share
The portfolios have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A1
Net assets	$43,390,882	$84,819,183	$125,651,386	$54,582,048	$59,969,092
Shares outstanding	3,658,494	7,332,805	11,607,565	5,327,482	6,176,473
Net asset value and redemption price per share	$11.86	$11.57	$10.82	$10.25	$9.71
Class R6
Net assets	$13,984,547	$24,216,284	$16,290,134	$5,302,749	$3,243,137
Shares outstanding	1,176,788	2,086,826	1,505,258	517,253	333,785
Net asset value, offering price and redemption price per share	$11.88	$11.60	$10.82	$10.25	$9.72
Class 1
Net assets	$392,384,119	$883,570,355	$864,262,030	$245,608,453	$198,126,174
Shares outstanding	33,053,902	76,291,769	79,884,121	23,960,712	20,398,483
Net asset value, offering price and redemption price per share	$11.87	$11.58	$10.82	$10.25	$9.71
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$12.48	$12.18	$11.39	$10.79	$10.22

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
20	JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS For the year ended 8-31-22

	Multi-Index Lifestyle Aggressive Portfolio	Multi-Index Lifestyle Growth Portfolio	Multi-Index Lifestyle Balanced Portfolio	Multi-Index Lifestyle Moderate Portfolio	Multi-Index Lifestyle Conservative Portfolio
Investment income
Dividends from affiliated investments	$4,666,892	$8,115,720	$5,882,016	$1,115,507	$366,364
Dividends from unaffiliated investments	3,000,029	11,157,670	15,156,788	5,818,095	5,820,917
Interest	114,265	2,124,425	4,312,872	1,620,380	1,917,599
Securities lending	31,350	619,667	1,251,505	512,583	516,931
Total investment income	7,812,536	22,017,482	26,603,181	9,066,565	8,621,811
Expenses
Investment management fees	1,061,212	2,998,894	3,577,703	1,225,448	1,146,822
Distribution and service fees	314,372	682,776	734,134	245,542	220,683
Accounting and legal services fees	71,524	157,839	156,226	46,094	37,517
Transfer agent fees	36,828	72,991	98,517	42,732	44,414
Trustees’ fees	8,142	17,897	17,593	5,149	4,094
Custodian fees	24,008	25,384	25,384	25,384	25,384
State registration fees	37,123	47,398	58,057	37,981	56,106
Printing and postage	15,603	16,318	16,861	15,611	15,595
Professional fees	50,777	67,970	67,533	45,660	43,865
Other	22,436	34,991	33,130	15,906	14,969
Total expenses	1,642,025	4,122,458	4,785,138	1,705,507	1,609,449
Less expense reductions	—	—	—	(33,693)	(69,091)
Net expenses	1,642,025	4,122,458	4,785,138	1,671,814	1,540,358
Net investment income	6,170,511	17,895,024	21,818,043	7,394,751	7,081,453
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	20,138,293	36,901,430	24,829,128	1,513,756	(1,060,424)
Affiliated investments	(814,617)	4,309,504	13,953,260	3,553,298	1,256,761
Capital gain distributions received from unaffiliated investments	293,016	865,275	1,110,526	490,544	500,821
Capital gain distributions received from affiliated investments	46,384,816	80,668,786	58,472,098	11,093,728	3,644,522
	66,001,508	122,744,995	98,365,012	16,651,326	4,341,680
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(48,501,481)	(121,282,075)	(132,806,015)	(38,739,978)	(33,921,859)
Affiliated investments	(101,069,172)	(179,482,619)	(140,932,346)	(27,864,611)	(9,363,299)
	(149,570,653)	(300,764,694)	(273,738,361)	(66,604,589)	(43,285,158)
Net realized and unrealized loss	(83,569,145)	(178,019,699)	(175,373,349)	(49,953,263)	(38,943,478)
Decrease in net assets from operations	$(77,398,634)	$(160,124,675)	$(153,555,306)	$(42,558,512)	$(31,862,025)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS	21

STATEMENTS OF CHANGES IN NET ASSETS

	Multi-Index Lifestyle Aggressive Portfolio		Multi-Index Lifestyle Growth Portfolio		Multi-Index Lifestyle Balanced Portfolio
	Year ended 8-31-22	Year ended 8-31-21	Year ended 8-31-22	Year ended 8-31-21	Year ended 8-31-22	Year ended 8-31-21
Increase (decrease) in net assets
From operations
Net investment income	$6,170,511	$5,281,838	$17,895,024	$14,816,245	$21,818,043	$17,567,772
Net realized gain	66,001,508	25,217,999	122,744,995	44,772,287	98,365,012	43,105,963
Change in net unrealized appreciation (depreciation)	(149,570,653)	83,443,130	(300,764,694)	158,977,113	(273,738,361)	114,537,643
Increase (decrease) in net assets resulting from operations	(77,398,634)	113,942,967	(160,124,675)	218,565,645	(153,555,306)	175,211,378
Distributions to shareholders
From earnings
Class A1	(2,003,659)	—	(3,383,549)	—	(4,350,623)	(17,552)
Class R6	(935,046)	(336,585)	(1,385,322)	(493,679)	(1,129,499)	(429,403)
Class 1	(35,035,864)	(13,569,816)	(67,301,517)	(34,640,697)	(64,509,406)	(37,908,349)
Total distributions	(37,974,569)	(13,906,401)	(72,070,388)	(35,134,376)	(69,989,528)	(38,355,304)
Portfolio share transactions
From portfolio share transactions	55,821,932	22,556,214	87,781,432	58,998,201	109,090,528	45,876,197
Total increase (decrease)	(59,551,271)	122,592,780	(144,413,631)	242,429,470	(114,454,306)	182,732,271
Net assets
Beginning of year	509,310,819	386,718,039	1,137,019,453	894,589,983	1,120,657,856	937,925,585
End of year	$449,759,548	$509,310,819	$992,605,822	$1,137,019,453	$1,006,203,550	$1,120,657,856

[1]	The inception date for Class A shares is 4-26-21.
22	JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multi-Index Lifestyle Moderate Portfolio		Multi-Index Lifestyle Conservative Portfolio
	Year ended 8-31-22	Year ended 8-31-21	Year ended 8-31-22	Year ended 8-31-21
Increase (decrease) in net assets
From operations
Net investment income	$7,394,751	$5,403,488	$7,081,453	$4,677,348
Net realized gain	16,651,326	8,703,940	4,341,680	7,774,262
Change in net unrealized appreciation (depreciation)	(66,604,589)	20,011,839	(43,285,158)	3,290,349
Increase (decrease) in net assets resulting from operations	(42,558,512)	34,119,267	(31,862,025)	15,741,959
Distributions to shareholders
From earnings
Class A1	(1,670,908)	(11,070)	(1,620,993)	(10,503)
Class R6	(255,860)	(88,045)	(152,033)	(60,430)
Class 1	(14,930,227)	(10,810,460)	(11,844,103)	(7,170,640)
Total distributions	(16,856,995)	(10,909,575)	(13,617,129)	(7,241,573)
Portfolio share transactions
From portfolio share transactions	46,516,269	36,761,600	63,271,894	34,369,425
Total increase (decrease)	(12,899,238)	59,971,292	17,792,740	42,869,811
Net assets
Beginning of year	318,392,488	258,421,196	243,545,663	200,675,852
End of year	$305,493,250	$318,392,488	$261,338,403	$243,545,663

[1]	The inception date for Class A shares is 4-26-21.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS	23

Financial highlights
Multi-Index Lifestyle Aggressive Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Multi-Index Lifestyle Aggressive Portfolio
Class A
08-31-2022	14.98	0.09	(2.16)	(2.07)	(0.14)	(0.91)	(1.05)	11.86	(15.01)[5]	0.68	0.68	0.69	43	91
08-31-2021[6]	14.31	(0.02)	0.69	0.67	—	—	—	14.98	4.68[5,7]	0.65[8]	0.65[8]	(0.30)[8]	9	17
Class R6
08-31-2022	15.01	0.16	(2.18)	(2.02)	(0.20)	(0.91)	(1.11)	11.88	(14.70)	0.27	0.27	1.19	14	91
08-31-2021	11.94	0.17	3.34	3.51	(0.17)	(0.27)	(0.44)	15.01	30.02	0.25	0.25	1.22	12	17
08-31-2020	11.57	0.16	1.32	1.48	(0.23)	(0.88)	(1.11)	11.94	13.00	0.26	0.26	1.48	8	21
08-31-2019	13.12	0.19	(0.50)	(0.31)	(0.20)	(1.04)	(1.24)	11.57	(0.88)	0.25	0.25	1.62	4	14
08-31-2018	12.31	0.12	1.42	1.54	(0.21)	(0.52)	(0.73)	13.12	12.73	0.26	0.25	0.93	4	15
Class 1
08-31-2022	15.00	0.18	(2.20)	(2.02)	(0.20)	(0.91)	(1.11)	11.87	(14.74)	0.31	0.31	1.30	392	91
08-31-2021	11.93	0.16	3.35	3.51	(0.17)	(0.27)	(0.44)	15.00	30.00	0.29	0.29	1.20	489	17
08-31-2020	11.56	0.21	1.27	1.48	(0.23)	(0.88)	(1.11)	11.93	12.98	0.30	0.29	1.90	379	21
08-31-2019	13.12	0.19	(0.51)	(0.32)	(0.20)	(1.04)	(1.24)	11.56	(1.01)	0.29	0.29	1.61	336	14
08-31-2018	12.31	0.19	1.34	1.53	(0.20)	(0.52)	(0.72)	13.12	12.69	0.29	0.29	1.52	324	15

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Does not reflect the effect of sales charges, if any.
[6] The inception date for Class A shares is 4-26-21.
[7] Not annualized.
[8] Annualized.
24	JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multi-Index Lifestyle Growth Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Multi-Index Lifestyle Growth Portfolio
Class A
08-31-2022	14.32	0.14	(2.05)	(1.91)	(0.16)	(0.68)	(0.84)	11.57	(14.26)[5]	0.73	0.73	1.14	85	74
08-31-2021[6]	13.73	—	0.59	0.59	—	—	—	14.32	4.30[5,7]	0.70[8]	0.70[8]	0.06[8]	20	22
Class R6
08-31-2022	14.37	0.22	(2.09)	(1.87)	(0.22)	(0.68)	(0.90)	11.60	(14.01)	0.32	0.32	1.69	24	74
08-31-2021	11.97	0.19	2.68	2.87	(0.20)	(0.27)	(0.47)	14.37	24.56	0.30	0.30	1.43	21	22
08-31-2020	11.56	0.23	1.11	1.34	(0.26)	(0.67)	(0.93)	11.97	11.88	0.31	0.31	2.07	7	32
08-31-2019	12.56	0.23	(0.21)	0.02	(0.23)	(0.79)	(1.02)	11.56	1.30	0.30	0.30	1.99	6	13
08-31-2018	12.02	0.17	1.00	1.17	(0.22)	(0.41)	(0.63)	12.56	9.85	0.30	0.30	1.44	5	16
Class 1
08-31-2022	14.34	0.22	(2.08)	(1.86)	(0.22)	(0.68)	(0.90)	11.58	(14.00)	0.36	0.36	1.68	884	74
08-31-2021	11.95	0.19	2.67	2.86	(0.20)	(0.27)	(0.47)	14.34	24.48	0.34	0.34	1.48	1,096	22
08-31-2020	11.54	0.24	1.10	1.34	(0.26)	(0.67)	(0.93)	11.95	11.86	0.34	0.34	2.10	887	32
08-31-2019	12.54	0.22	(0.20)	0.02	(0.23)	(0.79)	(1.02)	11.54	1.27	0.34	0.34	1.96	823	13
08-31-2018	12.01	0.22	0.93	1.15	(0.21)	(0.41)	(0.62)	12.54	9.75	0.34	0.34	1.83	756	16

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Does not reflect the effect of sales charges, if any.
[6] The inception date for Class A shares is 4-26-21.
[7] Not annualized.
[8] Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS	25

Financial highlights continued
Multi-Index Lifestyle Balanced Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Multi-Index Lifestyle Balanced Portfolio
Class A
08-31-2022	13.33	0.19	(1.93)	(1.74)	(0.19)	(0.58)	(0.77)	10.82	(13.85)[5]	0.79	0.79	1.62	126	58
08-31-2021[6]	12.84	0.02	0.50	0.52	(0.03)	—	(0.03)	13.33	4.06[5,7]	0.76[8]	0.76[8]	0.55[8]	28	32
Class R6
08-31-2022	13.33	0.25	(1.93)	(1.68)	(0.25)	(0.58)	(0.83)	10.82	(13.48)	0.38	0.38	2.11	16	58
08-31-2021	11.66	0.21	1.94	2.15	(0.22)	(0.26)	(0.48)	13.33	18.91	0.36	0.36	1.69	19	32
08-31-2020	11.26	0.25	0.90	1.15	(0.27)	(0.48)	(0.75)	11.66	10.50	0.37	0.37	2.23	7	42
08-31-2019	11.79	0.26	0.03	0.29	(0.26)	(0.56)	(0.82)	11.26	3.26	0.36	0.36	2.32	6	21
08-31-2018	11.48	0.21	0.63	0.84	(0.24)	(0.29)	(0.53)	11.79	7.38	0.36	0.36	1.86	5	17
Class 1
08-31-2022	13.32	0.25	(1.93)	(1.68)	(0.24)	(0.58)	(0.82)	10.82	(13.45)	0.42	0.42	2.07	864	58
08-31-2021	11.65	0.22	1.93	2.15	(0.22)	(0.26)	(0.48)	13.32	18.87	0.40	0.40	1.73	1,074	32
08-31-2020	11.26	0.25	0.88	1.13	(0.26)	(0.48)	(0.74)	11.65	10.36	0.41	0.41	2.26	931	42
08-31-2019	11.78	0.25	0.05	0.30	(0.26)	(0.56)	(0.82)	11.26	3.31	0.40	0.40	2.30	891	21
08-31-2018	11.48	0.24	0.58	0.82	(0.23)	(0.29)	(0.52)	11.78	7.25	0.40	0.40	2.06	865	17

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Does not reflect the effect of sales charges, if any.
[6] The inception date for Class A shares is 4-26-21.
[7] Not annualized.
[8] Annualized.
26	JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multi-Index Lifestyle Moderate Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Multi-Index Lifestyle Moderate Portfolio
Class A
08-31-2022	12.34	0.22	(1.73)	(1.51)	(0.21)	(0.37)	(0.58)	10.25	(12.77)[5]	0.87	0.86	2.04	55	45
08-31-2021[6]	11.98	0.04	0.36	0.40	(0.04)	—	(0.04)	12.34	3.33[5,7]	0.85[8]	0.84[8]	0.97[8]	15	34
Class R6
08-31-2022	12.35	0.27	(1.74)	(1.47)	(0.26)	(0.37)	(0.63)	10.25	(12.49)	0.46	0.45	2.41	5	45
08-31-2021	11.40	0.21	1.21	1.42	(0.22)	(0.25)	(0.47)	12.35	12.73	0.45	0.44	1.81	4	34
08-31-2020	11.08	0.26	0.66	0.92	(0.28)	(0.32)	(0.60)	11.40	8.58	0.46	0.44	2.35	1	48
08-31-2019	11.15	0.28	0.28	0.56	(0.29)	(0.34)	(0.63)	11.08	5.58	0.44	0.44	2.56	1	21
08-31-2018	11.08	0.26	0.21	0.47	(0.24)	(0.16)	(0.40)	11.15	4.37	0.45	0.44	2.37	1	20
Class 1
08-31-2022	12.35	0.27	(1.75)	(1.48)	(0.25)	(0.37)	(0.62)	10.25	(12.52)	0.50	0.49	2.38	246	45
08-31-2021	11.40	0.23	1.19	1.42	(0.22)	(0.25)	(0.47)	12.35	12.69	0.49	0.48	1.91	300	34
08-31-2020	11.08	0.26	0.66	0.92	(0.28)	(0.32)	(0.60)	11.40	8.54	0.49	0.48	2.41	257	48
08-31-2019	11.14	0.27	0.29	0.56	(0.28)	(0.34)	(0.62)	11.08	5.64	0.48	0.48	2.55	262	21
08-31-2018	11.07	0.25	0.22	0.47	(0.24)	(0.16)	(0.40)	11.14	4.34	0.49	0.48	2.28	239	20

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Does not reflect the effect of sales charges, if any.
[6] The inception date for Class A shares is 4-26-21.
[7] Not annualized.
[8] Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS	27

Financial highlights continued
Multi-Index Lifestyle Conservative Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Multi-Index Lifestyle Conservative Portfolio
Class A
08-31-2022	11.59	0.26	(1.58)	(1.32)	(0.24)	(0.32)	(0.56)	9.71	(11.88)[5]	0.94	0.92	2.54	60	28
08-31-2021[6]	11.36	0.06	0.22	0.28	(0.05)	—	(0.05)	11.59	2.43[5,7]	0.93[8]	0.91[8]	1.53[8]	11	43
Class R6
08-31-2022	11.60	0.30	(1.58)	(1.28)	(0.28)	(0.32)	(0.60)	9.72	(11.50)	0.53	0.51	2.84	3	28
08-31-2021	11.19	0.24	0.55	0.79	(0.23)	(0.15)	(0.38)	11.60	7.20	0.53	0.51	2.09	3	43
08-31-2020	10.84	0.21	0.56	0.77	(0.27)	(0.15)	(0.42)	11.19	7.37	0.54	0.51	2.02	2	57
08-31-2019	10.57	0.24	0.47	0.71	(0.28)	(0.16)	(0.44)	10.84	7.09	0.51	0.50	2.35	—[9]	21
08-31-2018	10.75	0.28	(0.11)	0.17	(0.25)	(0.10)	(0.35)	10.57	1.61	0.53	0.50	2.62	—[9]	24
Class 1
08-31-2022	11.60	0.30	(1.59)	(1.29)	(0.28)	(0.32)	(0.60)	9.71	(11.62)	0.58	0.55	2.80	198	28
08-31-2021	11.18	0.24	0.55	0.79	(0.22)	(0.15)	(0.37)	11.60	7.26	0.57	0.55	2.10	230	43
08-31-2020	10.83	0.27	0.50	0.77	(0.27)	(0.15)	(0.42)	11.18	7.33	0.57	0.54	2.50	199	57
08-31-2019	10.56	0.28	0.43	0.71	(0.28)	(0.16)	(0.44)	10.83	7.05	0.55	0.54	2.73	184	21
08-31-2018	10.74	0.25	(0.09)	0.16	(0.24)	(0.10)	(0.34)	10.56	1.57	0.57	0.54	2.41	156	24

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4] Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[5] Does not reflect the effect of sales charges, if any.
[6] The inception date for Class A shares is 4-26-21.
[7] Not annualized.
[8] Annualized.
[9] Less than $500,000.
28	JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Funds II (the Trust) is an open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, five of which are presented in this report (collectively, Multi-Index Lifestyle Portfolios, or the portfolios and individually, the portfolio). The portfolios operate as “funds of funds” that may invest in affiliated underlying funds of the Trust, other funds in the John Hancock group of funds complex, non-John Hancock funds and certain other permitted investments.
The portfolios may offer multiple classes of shares. The shares currently offered by the portfolios are detailed in the Statements of assets and liabilities. Class A shares are open to all investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
The investment objectives of the portfolios are as follows:
Multi-Index Lifestyle Aggressive Portfolio
To seek long-term growth of capital. Current income is not a consideration.
Multi-Index Lifestyle Growth Portfolio
To seek long-term growth of capital. Current income is also a consideration.
Multi-Index Lifestyle Balanced Portfolio
To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Multi-Index Lifestyle Moderate Portfolio
To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Multi-Index Lifestyle Conservative Portfolio
To seek a high level of current income with some consideration given to growth of capital.
The accounting policies of the underlying funds in which the portfolios invest are outlined in the underlying funds’ shareholder reports, which include the underlying funds’ financial statements. These are available on the Securities and Exchange Commission (SEC) website at sec.gov. John Hancock underlying funds’ shareholder reports are also available without charge by calling 800-225-5291 or visiting jhinvestments.com. The underlying funds are not covered by this report.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the portfolios’ Valuation Policies and Procedures.
In order to value the securities, the portfolios use the following valuation techniques: Investments by the portfolios in underlying affiliated funds and other open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Equity securities, including exchange-traded or closed-end funds, held by the portfolios are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the portfolios’ Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS	29

valued, as determined in good faith by the portfolios’ Pricing Committee, following procedures established by the Board of Trustees. The portfolios use fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the portfolios’ investments as of August 31, 2022, by major security category or type:
	Total value at 8-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multi-Index Lifestyle Aggressive Portfolio
Investments in securities:
Assets
Affiliated investment companies	$255,313,394	$255,313,394	—	—
Unaffiliated investment companies	188,888,966	188,888,966	—	—
Common stocks	11,563	—	$1	$11,562
U.S. Government and Agency obligations	4,860,814	—	4,860,814	—
Warrants	3,581	3,581	—	—
Short-term investments	1,640,245	1,640,245	—	—
Total investments in securities	$450,718,563	$445,846,186	$4,860,815	$11,562

Multi-Index Lifestyle Growth Portfolio
Investments in securities:
Assets
Affiliated investment companies	$440,241,654	$440,241,654	—	—
Unaffiliated investment companies	512,202,183	512,202,183	—	—
Common stocks	19,555	—	$1	$19,554
U.S. Government and Agency obligations	38,972,467	—	38,972,467	—
Warrants	6,057	6,057	—	—
Short-term investments	33,321,704	33,321,704	—	—
Total investments in securities	$1,024,763,620	$985,771,598	$38,972,468	$19,554

Multi-Index Lifestyle Balanced Portfolio
Investments in securities:
Assets
Affiliated investment companies	$327,659,996	$327,659,996	—	—
Unaffiliated investment companies	597,791,784	597,791,784	—	—
Common stocks	14,134	—	$1	$14,133
U.S. Government and Agency obligations	79,848,316	—	79,848,316	—
Warrants	4,379	4,379	—	—
Short-term investments	89,371,209	89,371,209	—	—
Total investments in securities	$1,094,689,818	$1,014,827,368	$79,848,317	$14,133

Multi-Index Lifestyle Moderate Portfolio
Investments in securities:
Assets
30	JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT

	Total value at 8-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Multi-Index Lifestyle Moderate Portfolio (continued)
Affiliated investment companies	$64,304,171	$64,304,171	—	—
Unaffiliated investment companies	216,434,727	216,434,727	—	—
Common stocks	2,713	—	—	$2,713
U.S. Government and Agency obligations	24,578,151	—	$24,578,151	—
Warrants	840	840	—	—
Short-term investments	37,572,000	37,572,000	—	—
Total investments in securities	$342,892,602	$318,311,738	$24,578,151	$2,713

Multi-Index Lifestyle Conservative Portfolio
Investments in securities:
Assets
Affiliated investment companies	$23,429,686	$23,429,686	—	—
Unaffiliated investment companies	215,361,230	215,361,230	—	—
Common stocks	963	—	—	$963
U.S. Government and Agency obligations	22,405,518	—	$22,405,518	—
Warrants	298	298	—	—
Short-term investments	39,033,032	39,033,032	—	—
Total investments in securities	$300,230,727	$277,824,246	$22,405,518	$963
Level 3 includes securities valued at $0. Refer to Portfolios’ investments.
Inflation-indexed bonds. Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. If these decreases are in excess of income previously recorded, an adjustment to the cost of the security is made.
Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the portfolios may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the portfolios may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolio becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Return of capital distributions from underlying funds, if any, are treated as a reduction of cost.
Securities lending. The portfolios may lend their securities to earn additional income. The portfolios receive collateral from the borrower in an amount not less than the market value of the loaned securities. The portfolios may invest their cash collateral in JHCT, an affiliate of the portfolios, which has a floating NAV and is registered with the SEC as an investment company. JHCT is a prime money market fund and invests in short-term money market investments. Each portfolio will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral. Effective November 19, 2021, JHCT converted to a prime money market fund.
The portfolios have the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the portfolios for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the portfolios could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the portfolios will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS	31

as interest on such amounts. The portfolios receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the portfolios is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.
Obligations to repay collateral received by the portfolios are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. The following table summarizes the values of securities loaned by the portfolios and the corresponding cash collateral received at August 31, 2022:
Portfolio	Market value of securities on loan	Cash collateral received
Multi-Index Lifestyle Aggressive Portfolio	$418,950	$1,562,388
Multi-Index Lifestyle Growth Portfolio	32,030,506	32,899,538
Multi-Index Lifestyle Balanced Portfolio	87,313,178	89,386,095
Multi-Index Lifestyle Moderate Portfolio	36,708,677	37,596,224
Multi-Index Lifestyle Conservative Portfolio	37,498,661	38,414,585
Subsequent to August 31, 2022, Multi-Index Lifestyle Aggressive Portfolio returned $1,135,050 of cash collateral to the securities lending agent for securities on loan which were returned on August 31, 2022.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Portfolios that invest internationally generally carry more risk than portfolios that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Overdraft. The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios’ custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end, if any, are presented under the caption Due to custodian in the Statements of assets and liabilities.
Line of credit. The portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a portfolio can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating portfolio based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statements of operations.
Commitment fees for the year ended August 31, 2022 were as follows:
Portfolio	Commitment fee
Multi-Index Lifestyle Aggressive Portfolio	$5,268
Multi-Index Lifestyle Growth Portfolio	7,174
Multi-Index Lifestyle Balanced Portfolio	7,158
Multi-Index Lifestyle Moderate Portfolio	4,719
Multi-Index Lifestyle Conservative Portfolio	4,533
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of August 31, 2022, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
For federal income tax purposes, the costs of investments owned on August 31, 2022, including short-term investments, were as follows:
32	JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT

Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Multi-Index Lifestyle Aggressive Portfolio	$493,130,787	$8,103,488	$(50,515,712)	$(42,412,224)
Multi-Index Lifestyle Growth Portfolio	1,111,698,223	25,559,999	(112,494,602)	(86,934,603)
Multi-Index Lifestyle Balanced Portfolio	1,190,840,139	23,833,057	(119,983,378)	(96,150,321)
Multi-Index Lifestyle Moderate Portfolio	374,760,560	4,504,975	(36,372,933)	(31,867,958)
Multi-Index Lifestyle Conservative Portfolio	330,090,511	1,143,108	(31,002,892)	(29,859,784)
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. Multi-Index Lifestyle Balanced Portfolio, Multi-Index Lifestyle Conservative Portfolio and Multi-Index Lifestyle Moderate Portfolio generally declare and pay dividends from net investment income quarterly. All other funds generally declare and pay dividends from net investment income annually. All funds generally declare and pay capital gain distributions, if any, annually.
The tax character of distributions for the year ended August 31, 2022 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Multi-Index Lifestyle Aggressive Portfolio	$12,801,500	$25,173,069	$37,974,569
Multi-Index Lifestyle Growth Portfolio	27,444,093	44,626,295	72,070,388
Multi-Index Lifestyle Balanced Portfolio	29,831,222	40,158,306	69,989,528
Multi-Index Lifestyle Moderate Portfolio	8,756,124	8,100,871	16,856,995
Multi-Index Lifestyle Conservative Portfolio	7,674,012	5,943,117	13,617,129
The tax character of distributions for the year ended August 31, 2021 was as follows:
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Multi-Index Lifestyle Aggressive Portfolio	$5,489,940	$8,416,461	$13,906,401
Multi-Index Lifestyle Growth Portfolio	16,221,048	18,913,328	35,134,376
Multi-Index Lifestyle Balanced Portfolio	18,578,840	19,776,464	38,355,304
Multi-Index Lifestyle Moderate Portfolio	5,523,521	5,386,054	10,909,575
Multi-Index Lifestyle Conservative Portfolio	4,608,971	2,632,602	7,241,573
Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. For federal income tax purposes, net capital losses that are a result of security transactions occurring after October 31, 2021, are being deferred and are treated as occurring on September 1, 2022, the first day of the portfolios’ next taxable year. As of August 31, 2022, the components of distributable earnings on a tax basis were as follows:
Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains
Multi-Index Lifestyle Aggressive Portfolio	$10,535	$48,111,902
Multi-Index Lifestyle Growth Portfolio	3,814,770	95,013,155
Multi-Index Lifestyle Balanced Portfolio	2,509,170	75,734,461
Multi-Index Lifestyle Moderate Portfolio	1,198,880	11,564,939
Multi-Index Lifestyle Conservative Portfolio	1,543,121	3,856,229
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios’ financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS	33

Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (MFC).
Management fee. The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor as detailed below. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirect, wholly owned subsidiary of MFC and an affiliate of the Advisor. The portfolios are not responsible for payment of the subadvisory fees.
The management fee has two components: (1) a fee on assets invested in a fund of the Trust or John Hancock Funds III (JHF III) (Assets in a fund of the Trust or JHF III); and (2) a fee on assets invested in investments other than a fund of the Trust or JHF III (Other assets). Aggregate net assets include the net assets of the portfolios, similar portfolios of John Hancock Variable Insurance Trust (JHVIT), and similar portfolios of the Trust. JHVIT funds are advised by an affiliate of the Advisor, John Hancock Variable Trust Advisers LLC and are distributed by an affiliate of the Advisor, John Hancock Distributors, LLC.
Management fees are determined in accordance with the following schedule:
	First $7.5 billion of aggregate net assets	Excess over $7.5 billion of aggregate net assets
Assets in a fund of the Trust or JHF III	0.050%	0.040%
Other assets	0.500%	0.490%
Expense reimbursements. The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of each portfolio in an amount equal to the amount by which the expenses of the portfolio exceed 0.05% of the average net assets, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolios’ business, acquired fund fees, short dividend expense, management fees, and class specific expenses. This expense limitation shall continue in effect until December 31, 2022, unless renewed by mutual agreement of the portfolios and the Advisor.
In addition, the Advisor has voluntarily agreed to waive its advisory fee for each portfolio so that the aggregate advisory fee retained by the Advisor with respect to both the portfolio and its underlying investments after payment of subadvisory fees does not exceed 0.50% of the portfolios’ first $7.5 billion of average net assets and 0.49% of the portfolios’ average net assets in excess of $7.5 billion. The Advisor may terminate this voluntary waiver at any time upon notice to the portfolios.
For the year ended August 31, 2022, the expense reductions described above amounted to the following:
	Expense reimbursement by class
Portfolio	Class A	Class R6	Class 1	Total
Multi-Index Lifestyle Moderate Portfolio	$4,529	$532	$28,632	$33,693
Multi-Index Lifestyle Conservative Portfolio	10,796	763	57,532	69,091
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2022, were equivalent to a net annual effective rate of the portfolios’ average daily net assets as follows:
Portfolio	Net Annual Effective Rate
Multi-Index Lifestyle Aggressive Portfolio	0.22%
Multi-Index Lifestyle Growth Portfolio	0.28%
Multi-Index Lifestyle Balanced Portfolio	0.33%
Portfolio	Net Annual Effective Rate
Multi-Index Lifestyle Moderate Portfolio	0.38%
Multi-Index Lifestyle Conservative Portfolio	0.42%

Accounting and legal services. Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2022, amounted to an annual rate of 0.01% of the portfolios’ average daily net assets.
Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios’ shares:
Class	Rule 12b-1 Fee
Class A	0.30%
Class 1	0.05%
Sales charges. Class A shares are assessed up-front sales charges of up to 5.00% of net asset value for such shares. The following table summarizes the net up-front sales charges received by the Distributor during the year ended August 31, 2022:
34	JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT

	Multi-Index Lifestyle Aggressive Portfolio	Multi-Index Lifestyle Growth Portfolio	Multi-Index Lifestyle Balanced Portfolio	Multi-Index Lifestyle Moderate Portfolio	Multi-Index Lifestyle Conservative Portfolio
Total sales charges	$2,584	$2,181	$12,750	$1,253	$1,130
Retained for printing prospectus, advertising and sales literature	416	354	2,265	188	180
Sales commission to unrelated broker-dealers	2,168	1,827	10,485	1,065	950
Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2022, there were no CDSCs received by the Distributor for Class A shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2022 were as follows:
Portfolio	Class	Distribution and service fees	Transfer agent fees
Multi-Index Lifestyle Aggressive Portfolio	Class A	$91,192	$35,609
	Class R6	—	1,219
	Class 1	223,180	—
	Total	$314,372	$36,828
Multi-Index Lifestyle Growth Portfolio	Class A	$182,217	$71,073
	Class R6	—	1,918
	Class 1	500,559	—
	Total	$682,776	$72,991
Multi-Index Lifestyle Balanced Portfolio	Class A	$248,146	$96,963
	Class R6	—	1,554
	Class 1	485,988	—
	Total	$734,134	$98,517
Multi-Index Lifestyle Moderate Portfolio	Class A	$108,304	$42,293
	Class R6	—	439
	Class 1	137,238	—
	Total	$245,542	$42,732
Multi-Index Lifestyle Conservative Portfolio	Class A	$112,889	$44,156
	Class R6	—	258
	Class 1	107,794	—
	Total	$220,683	$44,414
Trustee expenses. The portfolios compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on their net assets relative to other funds within the John Hancock group of funds complex.
Note 5—Portfolio share transactions
Transactions in portfolios’ shares for the years ended August 31, 2022 and 2021 were as follows:
Multi-Index Lifestyle Aggressive Portfolio	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class A shares[1]
Sold	4,125,877	$56,326,325	663,930	$9,721,516
Distributions reinvested	140,010	2,003,541	—	—
Repurchased	(1,183,748)	(15,564,432)	(87,575)	(1,292,345)
Net increase	3,082,139	$42,765,434	576,355	$8,429,171
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS	35

Multi-Index Lifestyle Aggressive Portfolio , Cont’d	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	721,627	$9,635,790	508,603	$6,979,359
Distributions reinvested	65,388	935,046	26,255	336,585
Repurchased	(413,498)	(5,325,653)	(375,394)	(5,398,795)
Net increase	373,517	$5,245,183	159,464	$1,917,149
Class 1 shares
Sold	1,859,001	$24,774,297	3,528,273	$48,514,891
Distributions reinvested	2,451,775	35,035,864	1,059,314	13,569,816
Repurchased	(3,831,817)	(51,998,846)	(3,795,776)	(49,874,813)
Net increase	478,959	$7,811,315	791,811	$12,209,894
Total net increase	3,934,615	$55,821,932	1,527,630	$22,556,214

[1]	The inception date for Class A shares is 4-26-21.

Multi-Index Lifestyle Growth Portfolio	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class A shares[1]
Sold	8,185,255	$107,173,336	1,542,108	$21,660,438
Distributions reinvested	245,890	3,383,450	—	—
Repurchased	(2,482,465)	(31,348,545)	(157,983)	(2,219,046)
Net increase	5,948,680	$79,208,241	1,384,125	$19,441,392
Class R6 shares
Sold	750,550	$9,379,375	1,368,925	$18,103,274
Distributions reinvested	100,604	1,385,322	39,150	493,679
Repurchased	(221,437)	(2,901,268)	(570,335)	(7,814,113)
Net increase	629,717	$7,863,429	837,740	$10,782,840
Class 1 shares
Sold	3,501,965	$45,567,881	6,222,291	$82,118,014
Distributions reinvested	4,894,656	67,301,517	2,751,445	34,640,697
Repurchased	(8,540,580)	(112,159,636)	(6,788,900)	(87,984,742)
Net increase (decrease)	(143,959)	$709,762	2,184,836	$28,773,969
Total net increase	6,434,438	$87,781,432	4,406,701	$58,998,201

[1]	The inception date for Class A shares is 4-26-21.

Multi-Index Lifestyle Balanced Portfolio	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class A shares[1]
Sold	12,452,458	$150,689,139	2,324,723	$30,502,222
Distributions reinvested	346,418	4,343,222	1,335	17,432
Repurchased	(3,295,718)	(38,646,063)	(221,651)	(2,917,053)
Net increase	9,503,158	$116,386,298	2,104,407	$27,602,601
Class R6 shares
Sold	331,329	$3,837,817	1,219,671	$15,408,445
Distributions reinvested	89,685	1,129,499	35,304	429,403
Repurchased	(305,821)	(3,678,333)	(460,482)	(5,867,428)
Net increase	115,193	$1,288,983	794,493	$9,970,420
36	JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT

Multi-Index Lifestyle Balanced Portfolio , Cont’d	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	3,743,294	$44,052,205	5,689,011	$70,424,669
Distributions reinvested	5,121,752	64,509,406	3,127,918	37,908,349
Repurchased	(9,594,117)	(117,146,364)	(8,087,614)	(100,029,842)
Net increase (decrease)	(729,071)	$(8,584,753)	729,315	$8,303,176
Total net increase	8,889,280	$109,090,528	3,628,215	$45,876,197

[1]	The inception date for Class A shares is 4-26-21.

Multi-Index Lifestyle Moderate Portfolio	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class A shares[1]
Sold	6,079,218	$68,475,220	1,262,467	$15,408,019
Distributions reinvested	143,574	1,661,090	895	10,862
Repurchased	(2,075,531)	(22,676,098)	(83,141)	(1,013,338)
Net increase	4,147,261	$47,460,212	1,180,221	$14,405,543
Class R6 shares
Sold	186,695	$2,100,968	263,161	$3,088,708
Distributions reinvested	21,996	255,860	7,545	88,045
Repurchased	(36,890)	(424,458)	(36,736)	(436,144)
Net increase	171,801	$1,932,370	233,970	$2,740,609
Class 1 shares
Sold	2,268,359	$25,663,683	3,360,409	$39,305,666
Distributions reinvested	1,279,965	14,930,227	930,159	10,810,460
Repurchased	(3,850,681)	(43,470,223)	(2,586,960)	(30,500,678)
Net increase (decrease)	(302,357)	$(2,876,313)	1,703,608	$19,615,448
Total net increase	4,016,705	$46,516,269	3,117,799	$36,761,600

[1]	The inception date for Class A shares is 4-26-21.

Multi-Index Lifestyle Conservative Portfolio	Year Ended 8-31-22		Year Ended 8-31-21
	Shares	Amount	Shares	Amount
Class A shares[1]
Sold	7,073,008	$74,855,657	1,070,312	$12,309,854
Distributions reinvested	151,037	1,613,309	900	10,304
Repurchased	(1,987,969)	(20,542,617)	(130,815)	(1,504,285)
Net increase	5,236,076	$55,926,349	940,397	$10,815,873
Class R6 shares
Sold	119,508	$1,219,255	249,341	$2,822,008
Distributions reinvested	14,038	152,033	5,347	60,430
Repurchased	(59,987)	(654,259)	(172,857)	(1,945,607)
Net increase	73,559	$717,029	81,831	$936,831
Class 1 shares
Sold	2,949,270	$31,320,497	4,545,628	$51,226,807
Distributions reinvested	1,091,698	11,844,103	636,393	7,170,640
Repurchased	(3,442,853)	(36,536,084)	(3,147,534)	(35,780,726)
Net increase	598,115	$6,628,516	2,034,487	$22,616,721
Total net increase	5,907,750	$63,271,894	3,056,715	$34,369,425

[1]	The inception date for Class A shares is 4-26-21.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS	37

Affiliates of the Trust owned 100% of shares of Class 1 on August 31, 2022. Such concentration of shareholders’ capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to the following for the year ended August 31, 2022:
	Purchases		Sales
Portfolio	U.S. Government	Other issuers	U.S. Government	Other issuers
Multi-Index Lifestyle Aggressive Portfolio	$3,146,257	$513,474,358	$1,716,259	$445,081,741
Multi-Index Lifestyle Growth Portfolio	20,366,550	892,628,023	17,859,262	783,128,767
Multi-Index Lifestyle Balanced Portfolio	39,320,132	698,879,709	32,553,061	589,362,396
Multi-Index Lifestyle Moderate Portfolio	11,421,961	179,494,520	9,786,931	133,758,964
Multi-Index Lifestyle Conservative Portfolio	8,370,509	123,504,346	7,482,384	65,359,171
Note 7—Investment in affiliated underlying funds
The portfolios invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolios’ investment may represent a significant portion of each affiliated underlying funds’ net assets. At August 31, 2022, the following portfolios held 5% or more of the net assets of the affiliated underlying funds shown below:
Portfolio	Affiliated Class NAV	Percentage of underlying fund net assets
Multi-Index Lifestyle Growth Portfolio	U.S. Sector Rotation Fund	5.6%
Information regarding the portfolios’ fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Multi-Index Lifestyle Aggressive Portfolio
International Strategic Equity Allocation	12,912,151	—	$129,474,940	$(2,464,373)	$(165,567)	$(16,575,235)	—	—	$110,269,765
John Hancock Collateral Trust*	164,133	$2,647,466	139,460,538	(140,432,227)	(34,862)	(670)	$31,366	$988	1,640,245
Strategic Equity Allocation	—	331,984,929	69,209,170	(336,499,986)	(177,132)	(64,516,981)	4,666,876	46,383,828	—
U.S. Sector Rotation	16,944,349	—	169,472,640	(4,015,669)	(437,056)	(19,976,286)	—	—	145,043,629
					$(814,617)	$(101,069,172)	$4,698,242	$46,384,816	$256,953,639
Multi-Index Lifestyle Growth Portfolio
International Strategic Equity Allocation	22,393,078	—	$222,165,675	$(2,413,650)	$(151,605)	$(28,363,533)	—	—	$191,236,887
John Hancock Collateral Trust*	3,334,371	$47,516,032	529,503,810	(543,576,472)	(109,651)	(12,015)	$619,743	$7,837	33,321,704
Strategic Equity Allocation	—	579,669,220	106,384,774	(574,021,781)	4,791,279	(116,823,492)	8,115,644	80,660,949	—
U.S. Sector Rotation	29,089,342	—	286,145,387	(2,636,522)	(220,519)	(34,283,579)	—	—	249,004,767
					$4,309,504	$(179,482,619)	$8,735,387	$80,668,786	$473,563,358
Multi-Index Lifestyle Balanced Portfolio
International Strategic Equity Allocation	16,736,882	—	$164,123,670	$(250,345)	$(35,309)	$(20,905,042)	—	—	$142,932,974
38	JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	8,943,023	$58,387,136	$749,115,836	$(717,955,098)	$(161,871)	$(14,794)	$1,251,862	$14,616	$89,371,209
Strategic Equity Allocation	—	420,763,355	77,633,082	(417,430,114)	14,310,627	(95,276,950)	5,881,659	58,457,482	—
U.S. Sector Rotation	21,580,260	—	212,506,129	(2,883,360)	(160,187)	(24,735,560)	—	—	184,727,022
					$13,953,260	$(140,932,346)	$7,133,521	$58,472,098	$417,031,205
Multi-Index Lifestyle Moderate Portfolio
International Strategic Equity Allocation	3,279,151	—	$32,864,113	$(782,049)	$(60,778)	$(4,017,340)	—	—	$28,003,946
John Hancock Collateral Trust*	3,759,682	$14,163,498	368,680,525	(345,194,881)	(73,583)	(3,559)	$512,723	$8,153	37,572,000
Strategic Equity Allocation	—	78,117,788	21,315,347	(84,121,828)	3,814,239	(19,125,546)	1,115,367	11,085,575	—
U.S. Sector Rotation	4,240,680	—	42,503,709	(1,358,738)	(126,580)	(4,718,166)	—	—	36,300,225
					$3,553,298	$(27,864,611)	$1,628,090	$11,093,728	$101,876,171
Multi-Index Lifestyle Conservative Portfolio
International Strategic Equity Allocation	1,192,244	—	$12,035,475	$(423,059)	$(45,814)	$(1,384,839)	—	—	$10,181,763
John Hancock Collateral Trust*	3,905,881	$15,836,169	340,237,193	(316,982,948)	(52,500)	(4,882)	$517,060	$4,532	39,033,032
Strategic Equity Allocation	—	25,171,742	10,032,148	(30,236,351)	1,484,560	(6,452,099)	366,235	3,639,990	—
U.S. Sector Rotation	1,547,655	—	16,348,224	(1,449,337)	(129,485)	(1,521,479)	—	—	13,247,923
					$1,256,761	$(9,363,299)	$883,295	$3,644,522	$62,462,718

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 8—Coronavirus (COVID-19) pandemic
The COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect portfolio performance.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS	39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of Multi-Index Lifestyle Aggressive Portfolio, Multi-Index Lifestyle Growth Portfolio, Multi-Index Lifestyle Balanced Portfolio, Multi-Index Lifestyle Moderate Portfolio, and Multi-Index Lifestyle Conservative Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios’ investments, of Multi-Index Lifestyle Aggressive Portfolio, Multi-Index Lifestyle Growth Portfolio, Multi-Index Lifestyle Balanced Portfolio, Multi-Index Lifestyle Moderate Portfolio and Multi-Index Lifestyle Conservative Portfolio (five of the funds constituting John Hancock Funds II, hereafter collectively referred to as the "Portfolios") as of August 31, 2022, the related statements of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of August 31, 2022, the results of each of their operations for the year ended August 31, 2022, the changes in each of their net assets for each of the two years in the period ended August 31, 2022 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 5, 2022
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
40	JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the portfolios, if any, paid during its taxable year ended August 31, 2022.
Dividend Received Deduction Each portfolio reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
Qualified Dividend Income Each portfolio reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Each portfolio reports the maximum amount allowable as Section 163(j) Interest Dividends.
Each portfolio reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Long Term Capital Gains The portfolios below paid the following amounts in capital gain dividends:
Portfolio	Long term capital gains
Multi-Index Lifestyle Aggressive Portfolio	$25,173,069
Multi-Index Lifestyle Growth Portfolio	44,626,295
Multi-Index Lifestyle Balanced Portfolio	40,158,306
Multi-Index Lifestyle Moderate Portfolio	8,100,871
Multi-Index Lifestyle Conservative Portfolio	5,943,117
Eligible shareholders will be mailed a 2022 Form 1099-DIV in early 2023. This will reflect the tax character of all distributions paid in calendar year 2022.
Please consult a tax advisor regarding the tax consequences of your investment in a portfolio.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS	41

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) and the Subadvisory Agreement (the Subadvisory Agreement) with respect to each of the portfolios of the Trust included in this report (the Funds). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 21-23, 2022 videoconference1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a videoconference meeting held on May 24-25, 2022. The Trustees who are not “interested persons” of the Trust as deﬁned by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting ﬁrm.
Approval of Advisory and Subadvisory Agreements
At videoconference meetings held on June 21-23, 2022, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period, the continuation of the Advisory Agreement between the Trust and John Hancock Investment Management, LLC (the Advisor) and the Subadvisory Agreement between the Advisor and Manulife Investment Management (US) (the Subadvisor) with respect to each of the Funds identified in Appendix A.
In considering the Advisory Agreement and the Subadvisory Agreement with respect to each Fund, the Board received in advance of the meetings a variety of materials relating to each Fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for peer groups of similar funds prepared by an independent third-party provider of fund data; performance information for the Funds’ benchmark indices; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable; and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the Funds and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and prior presentations from the Subadvisor with respect to the Funds.  The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Funds by the Advisor’s affiliates, including distribution services.  The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review.  In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the Funds. In addition, although the Board approved the renewal of the Agreements for all of the Funds at the June meeting, the Board considered each Fund separately.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments.  The Board considered that the Advisor is responsible for the management of the day-to-day operations of the Funds, including but not limited to, general supervision of and coordination of the services provided by the

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC.
42	JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT

Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the Funds including entrepreneurial risk in sponsoring new Funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all Funds.
In considering the nature, extent and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex.
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationships, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)the background, qualifications and skills of the Advisor’s personnel;
(c)the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Funds, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the Funds, and bringing loss recovery actions on behalf of the Funds;
(e)the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the Funds;
(f)the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the Funds; and
(g)the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.
Investment performance. In considering each Fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the Funds’ performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)reviewed information prepared by management regarding the Funds’ performance;
(b)considered the comparative performance of each Fund’s respective benchmark index;
(c)considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)took into account the Advisor’s analysis of each Fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangement generally and with respect to particular Funds.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board reviewed Fund performance against each Fund’s respective peer group median and benchmark index and concluded that the performance of certain Funds has generally been in line with or generally outperformed the historical performance of comparable funds based on the median percentile with certain exceptions noted in Appendix A. In such cases, the Board concluded that the Fund’s performance is being monitored and reasonably addressed, where appropriate.
Fees and expenses.  The Board reviewed comparative information prepared by an independent third-party provider of fund data including, among other data, each Fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the Fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered each Fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund’s ranking within broader groups of funds. In comparing each Fund’s contractual and net management fees to that of comparable funds, the Board noted that such fees include both advisory and administrative costs.
The Board took into account management’s discussion of the Funds’ expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fees of the Funds.  In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted actions taken over the past several years to reduce the Funds’ operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to each Fund and that each Fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning investment advisory fees charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and a Subadvisor’s services to a Fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to each of the Funds is reasonable in light of the nature, extent and quality of the services provided to the Funds under the Advisory Agreement.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS	43

In addition, the Trustees reviewed the advisory fee to be paid to the Advisor for each Fund and noted that the Advisor has evaluated the complexity of the structure and fees and expenses associated with each Fund’s investments in the underlying portfolios and the Advisor made a finding that each Fund’s expenses do not duplicate the fees and expenses of the underlying portfolios.
Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:
(a)reviewed financial information of the Advisor;
(b)reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates, of each Fund;
(c)received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to each Fund;
(d)received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain Funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;
(f)considered that the Advisor also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement;
(g)noted that affiliates of the Advisor provide transfer agency services and distribution services to the funds, and that the Trust’s distributor also receives Rule 12b-1 payments to support distribution of the products;
(h)noted that the Funds’ Subadvisor is an affiliate of the Advisor;
(i)noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the Funds;
(j)noted that the subadvisory fees for the Funds are paid by the Advisor;
(k) with respect to each Fund, the Board noted that the advisory fee is in addition to the fees received by the Advisor and its affiliates with regard to the underlying funds in which the Funds may invest;
(l)considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(m)considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliate (the Subadvisor), from their relationship with each Fund was reasonable and not excessive.
Economies of scale. In considering the extent to which a Fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of Fund shareholders, the Board:
(a)considered that with respect to the John Hancock underlying funds in which the Funds invest, the Advisor has agreed to waive a portion of its management fee for such funds and for each of the other John Hancock funds in the complex (except as discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios (the Reimbursement). This waiver is based upon the aggregate net assets of all the Participating Portfolios. (The funds that are not Participating Portfolios as of the date of this annual report are each of the funds of funds of the Trust and John Hancock Variable Insurance Trust and John Hancock Collateral Trust. The Funds also benefit from such overall management fee waiver through their investment in underlying funds that include certain of the Participating Portfolios, which are subject to the Reimbursement);
(b)reviewed the Trust’s advisory fee structure and concluded that (i) the Funds’ fee structures contain breakpoints at the advisory fee level and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the Funds to benefit from economies of scale if those Funds grow. The Board also took into account management’s discussion of the Funds’ advisory fee structure; and
(c)considered the effect of the Funds’ growth in size on their performance and fees. The Board also noted that if the Funds’ assets increase over time, the Funds may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)information relating to each Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)the historical and current performance of each Fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)the subadvisory fee for each Fund, and to the extent available, and comparative fee information, where available, prepared by an independent third party provider of fund data.
44	JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor with respect to each Fund, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the applicable Fund that is consistent with the Fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to that Subadvisor of its relationship with the Funds, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the Funds. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the Funds, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits
Subadvisory fees. The Board considered that each Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered, if available, each Fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the Fund as included in the report prepared by the independent third party provider of fund data, to the extent applicable. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the Funds and compared them to fees charged by each Fund’s Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered each Fund’s performance as compared to the Fund’s peer group median and the benchmark index and noted that the Board reviews information about the Fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement with respect to each Fund was based on a number of determinations, including the following:
(1)the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)the performance of certain Funds has generally been in line with or generally outperformed the historical performance of comparable funds based on the median percentile, with certain exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that the Fund’s performance is being monitored and reasonably addressed, where appropriate);
(3)the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)the subadvisory fees are paid by the Advisor and not the Funds.
In addition, the Trustees reviewed the subadvisory fee to be paid to the Subadvisor for each Fund and noted that the Advisor has evaluated the complexity of the structure and fees and expenses associated with each Fund’s investments in the underlying portfolios and that the Advisor made a finding that each Fund’s expenses do not duplicate the fees and expenses of the underlying portfolios.
Additional information relating to each Fund’s fees and expenses and performance that the Board considered in approving the Advisory Agreement and Subadvisory Agreement for a particular Fund is set forth in Appendix A.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement with respect to each Fund would be in the best interest of each of the respective Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement with respect to each Fund for an additional one-year period.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS	45

APPENDIX A

Portfolio (subadvisor)	Performance of fund, as of 12.31.2021	Fees and expenses	Comments
Multi-Index Lifestyle Aggressive Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund underperformed for the one-, three- and ﬁve-year periods.
Lipper Category – The fund outperformed the median for the one-year period and underperformed for the three- and five-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are higher than the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index for the one-, three- and five-year periods and relative to the peer group median for the three- and five-year periods including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund.
The Board also noted the fund’s favorable performance relative to the peer group median for the one-year period.
The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
The Board took into account management’s discussion of the fund’s expenses.
Multi-Index Lifestyle Growth Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund underperformed for the one-, three- and ﬁve-year periods.
Lipper Category – The fund outperformed the median for the five-year period and underperformed for the one- and three-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are higher than the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index for the one-, three-, and five-year periods and relative to the peer group median for the one- and three-year periods including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund.
The Board also noted the fund’s favorable performance relative to the peer group median for the five-year period.
The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate. The Board took into account management’s discussion of the fund’s expenses.
46	JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT

Portfolio (subadvisor)	Performance of fund, as of 12.31.2021	Fees and expenses	Comments
Multi-Index Lifestyle Balanced Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund underperformed for the one-, three- and five-year periods. Lipper Category – The fund underperformed the median for the one-, three- and five-year periods.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are higher than the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index and the peer group median for the one-, three-, and five-year periods including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund.
The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
The Board took into account management’s discussion of the fund’s expenses.
Multi-Index Lifestyle Moderate Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund outperformed for the one-year peiod and underperformed for the three- and five-year periods.
Lipper Category – The fund outperformed the median for the three- and five-year periods and underperformed for the one-year period.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are higher than the peer group median.
Total expenses for this fund are lower than the peer group median	The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index for the three- and five-year periods and relative to the peer group median for the one-year period.
The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the one-year period and relative to the peer group median for the three- and five-year periods.
Multi-Index Lifestyle Conservative Portfolio (Manulife Investment Management (US))	Benchmark Index – The fund underperformed for the one-, three- and five-year periods.
Lipper Category – The fund outperformed the median for the three- and five-year periods and underperformed for the one-year period.	Subadviser fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are higher than the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index for the one-, three- and five-year periods and to the peer group median for the one-year period.
The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group median for the three- and five-year periods.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS	47

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes the operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Multi-Index Lifestyle Aggressive Portfolio, John Hancock Multi-Index Lifestyle Growth Portfolio, John Hancock Multi-Index Lifestyle Balanced Portfolio, John Hancock Multi-Index Lifestyle Moderate Portfolio, John Hancock Multi-Index Lifestyle Conservative Portfolio, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Portfolios’ subadvisor(s), Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee receives monthly reports and holds quarterly meetings to: (1) review the day-to-day operations of the LRMP; (2) monitor current market and liquidity conditions; (3) review and approve month-end liquidity classifications; (4) monitor illiquid investment levels against the 15% limit on illiquid investments and established Highly Liquid Investment Minimums (HLIMs), if any; (5) review quarterly testing and determinations, as applicable; (6) review redemption-in-kind activities; and (7) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity issues. The Committee also monitors global events, such as the ongoing COVID-19 Coronavirus pandemic and amendments to the Office of Foreign Assets Control sanctioned company lists, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 22-24, 2022 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2021 through December 31, 2021, included an assessment of important aspects of the LRMP including, but not limited to: (1) Security-level liquidity classifications; (2) Fund-level liquidity risk assessment; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) HLIM determination; (5) Compliance with the 15% limit on illiquid investments; (6) Operation of the Fund’s Redemption-In-Kind Procedures; and (7) Review of liquidity management facilities.
Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2021 and key initiatives for 2022.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining shareholders’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office, as a part of their annual Rule 38a-1 assessment of the Fund’s policies and procedures, reviewed the LRMP’s control environment and deemed it to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP and its controls have been implemented and are operating in a manner that is adequately and effectively managing the liquidity risk of the Fund.
48	JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	192
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
James R. Boyle, Born: 1959	2015	192
Trustee
Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2005	192
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham,[2] Born: 1944	2012	192
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Noni L. Ellison,* Born: 1971	2022	192
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C.(2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present).
Grace K. Fey, Born: 1946	2008	192
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield,* Born: 1968	2022	192
Trustee
Vice President, Netflix, Inc. (since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017).
Deborah C. Jackson, Born: 1952	2012	192
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE AGGRESSIVE PORTFOLIO	49

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Patricia Lizarraga,2,* Born: 1966	2022	192
Trustee
Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (since 2017); Trustee, Museum of Art of Lima (since 2009).
Steven R. Pruchansky, Born: 1944	2012	192
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	192
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	192
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	192
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	192
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).
Paul Lorentz,† Born: 1968	2022	192
Non-Independent Trustee
Global Head, Manulife Wealth and Asset Management (since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013–2017); President, Manulife Investments (2010–2016).

50	JOHN HANCOCK MULTI-INDEX LIFESTYLE AGGRESSIVE PORTFOLIO | ANNUAL REPORT

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Elected to serve as Independent Trustee effective as of September 9, 2022.
†	Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
ANNUAL REPORT | JOHN HANCOCK MULTI-INDEX LIFESTYLE AGGRESSIVE PORTFOLIO	51

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
James R. Boyle
Peter S. Burgess*
William H. Cunningham*
Grace K. Fey
Noni L. Ellison^
Dean C. Garfield^
Marianne Harrison†
Deborah C. Jackson
Patricia Lizarraga*,^
Paul Lorentz‡
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Robert E. Sykes, CFA
Nathan W. Thooft, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP
† Non-Independent Trustee
* Member of the Audit Committee
^ Elected to serve as Independent Trustee effective as of September 9, 2022.
‡ Elected to serve as Non-Independent Trustee effective as of September 9, 2022.
The portfolios’ proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the portfolios’ holdings as of the end of the third month of every ﬁscal quarter are ﬁled with the SEC on Form N-PORT within 60 days of the end of the ﬁscal quarter. The portfolios’ Form N-PORT ﬁlings are available on our website and the SEC’s website, sec.gov.
We make this information on your portfolio, as well as monthly portfolio holdings, and other portfolio details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
52	JOHN HANCOCK MULTI-INDEX LIFESTYLE PORTFOLIOS | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Municipal Bond
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Municipal Opportunities
Opportunistic Fixed Income
Short Duration Bond
Short Duration Municipal Opportunities
Strategic Income Opportunities
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short
A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
John Hancock Preferred Income ETF
John Hancock U.S. High Dividend ETF
ENVIRONMENTAL,SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
CLOSED-END FUNDS

Asset-Based Lending
Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Multi-Index Lifestyle Portfolios. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF2071698	MILA8/22
10/22

ITEM 2. CODE OF ETHICS.

As of the end of the period, August 31, 2022, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Frances G. Rathke is the audit committee financial expert, effective March 25, 2022, and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit fees:

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended August 31, 2022 and 2021. These fees were billed to the registrant and were approved by the registrant's audit committee.

2022: $1,014,333

2021: $943,677

(b) Audit related fees:

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews, security counts pursuant to Rule 17f-2 under the Investment Company Act of 1940, and reviews related to supplemental regulatory filings. Amounts billed to the registrant were as follows:

2022: $433,447

2021: $259,249

Amounts billed to control affiliates were $129,201 and $116,000 for the fiscal years ended August 31, 2022 and 2021, respectively.

(c) Tax fees:

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning ("tax fees") amounted to the following for the fiscal years ended August 31, 2022 and 2021. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

2022: $4,500

2021: $0

(d) All other fees:

The nature of the services comprising all other fees is advisory services provided to the investment manager.

2022: $12,204

2021: $3,535

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant, for the fiscal period ended August 31, 2022, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates were $805,550 for the fiscal year ended August 31, 2022 and $1,069,903 for the fiscal year ended August 31, 2021.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Frances G. Rathke – Chairperson, effective March 25, 2022

Peter S. Burgess

William H. Cunningham

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not Applicable

(b) Not Applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form

N-CSR. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within

90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/s/ Andrew Arnott

_______________________

Andrew Arnott

President

Date: October 5, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew Arnott

_______________________

Andrew Arnott

President

Date: October 5, 2022

/s/ Charles A. Rizzo

_______________________

Charles A. Rizzo

Chief Financial Officer

Date: October 5, 2022